As filed with the Securities and Exchange Commission on or about April 30, 2004

                                        Securities Act Registration No. 33-70764
                                Investment Company Act Registration No. 811-8100

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     [_]
      Pre-Effective Amendment No.____                                       [_]
      Post-Effective Amendment No. 60                                       [X]
                                  ----

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             [_]
      Amendment No. 61                                                      [X]
                   ----

                        (Check appropriate box or boxes)

                            STRONG EQUITY FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

         100 Heritage Reserve
      Menomonee Falls, Wisconsin                                    53051
(Address of Principal Executive Offices)                          (Zip Code)

       Registrant's Telephone Number, including Area Code: (414) 359-3400

                                Richard W. Smirl
                         Strong Capital Management, Inc.
                              100 Heritage Reserve
                        Menomonee Falls, Wisconsin 53051
                     (Name and Address of Agent for Service)

     It is proposed that this filing will become effective (check appropriate box).

          [_]  immediately upon filing pursuant to paragraph (b) of Rule 485
          [X]  on May 1, 2004 pursuant to paragraph (b) of Rule 485
          [_]  60 days after filing pursuant to paragraph (a)(1) of Rule 485
          [_]  on (date) pursuant to paragraph (a)(1) of Rule 485
          [_]  75 days after filing pursuant to paragraph (a)(2) of Rule 485
          [_]  on (date) pursuant to paragraph (a)(2) of Rule 485

     If appropriate, check the following box:

          [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                    [GRAPHIC]



                              CLASSES A, B, AND C






                                                       Prospectus | May 1, 2004

                                                          STRONG Advisor Equity
                                                                          FUNDS

                                               Strong Advisor Common Stock Fund

                                         Strong Advisor Endeavor Large Cap Fund

                                                      Strong Advisor Focus Fund

                                         Strong Advisor International Core Fund

                                         Strong Advisor Large Company Core Fund

                                                     Strong Advisor Select Fund

                                            Strong Advisor Small Cap Value Fund

                                                 Strong Advisor Technology Fund

                                  Strong Advisor U.S. Small/Mid Cap Growth Fund

                                                 Strong Advisor U.S. Value Fund

                                       Strong Advisor Utilities and Energy Fund


 As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved of these securities or determined if the information in this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


[LOGO] STRONG

TABLE OF CONTENTS

YOUR INVESTMENT

KEY INFORMATION

What are the Funds' objectives?................................................1


What are the Funds' principal investment strategies?...........................1


What are the main risks of investing in the Funds?.............................7


What are the Funds' fees and expenses?........................................25


Who are the Funds' investment advisor and portfolio managers?.................31


OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

Legal and Regulatory Matters..................................................38


Affiliated Advisory Programs..................................................40


Initial Public Offerings......................................................40


Percentage Restrictions.......................................................41


Comparing the Funds...........................................................42


Financial Highlights..........................................................44


YOUR ACCOUNT


Share Price...................................................................83


12b-1 Distribution and Service Fees...........................................84


What Share Classes We Offer...................................................84


How to Reduce Your Sales Charge...............................................90


Managing Your Account.........................................................96


Investment Minimums...........................................................98


Additional Information........................................................98


Distributions................................................................104


Taxes........................................................................105


Reserved Rights..............................................................107


For More Information.........................................................108


In this prospectus, "we," "us," or "our" refers either to Strong Capital Management, Inc., the investment advisor for the Strong Advisor Funds, or Strong Investor Services, Inc., the administrator and transfer agent for the Strong Advisor Funds.

  Please find STRONG'S PRIVACY POLICY inside the back cover of this booklet.

                                                                YOUR INVESTMENT

KEY INFORMATION

WHAT ARE THE FUNDS' OBJECTIVES?
--------------------------------------------------------------------------------
The STRONG ADVISOR COMMON STOCK FUND, STRONG ADVISOR ENDEAVOR LARGE CAP FUND, STRONG ADVISOR FOCUS FUND, STRONG ADVISOR INTERNATIONAL CORE FUND, STRONG ADVISOR SELECT FUND, STRONG ADVISOR SMALL CAP VALUE FUND, STRONG ADVISOR TECHNOLOGY FUND, and STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND seek capital growth.

The STRONG ADVISOR LARGE COMPANY CORE FUND, STRONG ADVISOR U.S. VALUE FUND, and STRONG ADVISOR UTILITIES AND ENERGY FUND seek total return by investing for both income and capital growth.

WHAT ARE THE FUNDS' PRINCIPAL
INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------
The ADVISOR COMMON STOCK FUND invests, under normal conditions, at least 80% of its net assets in common stocks of small- and medium-capitalization companies that the Fund's managers believe are underpriced yet have attractive growth prospects. The Fund's managers base their analysis on a company's "private market value" -- the price an investor would be willing to pay for the entire company given its management, financial health, and growth potential. The managers determine a company's private market value based on a fundamental analysis of a company's cash flows, asset valuations, competitive standing, and other factors the managers deem to be relevant to each industry. The managers may sell a stock when its price no longer compares favorably with the company's private market value.


The ADVISOR ENDEAVOR LARGE CAP FUND invests, under normal conditions, at least 80% of its net assets in equity securities of large-capitalization companies that its manager believes offer the potential for capital growth.
Large-capitalization companies are defined as those companies with a market capitalization

YOUR INVESTMENT


substantially similar to that of companies in the S&P 500 Composite Stock Price Index (S&P 500 Index) at the time of investment. The Fund's manager seeks to identify companies that have the prospect of improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share), and have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may utilize an active trading approach. The manager may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.



The ADVISOR FOCUS FUND invests, under normal conditions, in equity securities of 30 to 40 companies that its manager believes have favorable prospects for accelerating growth of earnings but are selling at reasonable valuations based on earnings, cash flow, or asset value. The portfolio can include equity securities of small-, medium-, or large-capitalization companies. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. In addition, the Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity) and may utilize an active trading approach. The manager may sell a holding when the company's growth prospects become less attractive.



The ADVISOR INTERNATIONAL CORE FUND invests, under normal conditions, in foreign equity securities of any size from any country, which may include equity securities from emerging markets, that appear to have strong growth potential and that may offer good relative value based on valuation measures such as earnings, cash flow, or asset value. The managers seek to meet the Fund's objective by applying a multi-dimensional strategy to investing in international equities. The strategy is comprised of three parts that continually interact: trend identification, stock selection, and risk management. Trends are identified that affect global and regional economic and financial environments, setting a

                                                                YOUR INVESTMENT

framework for stock selection. Stocks are then analyzed and ranked based on five key factors: valuation, growth, management, risk, and sentiment. Stocks chosen for inclusion in the Fund share similar characteristics such as an industry leadership position, innovative products and services, balance sheet strength, and management teams with demonstrated effectiveness in a competitive global environment. Risk management through portfolio diversification provides the means to monitor and moderate volatility for the overall Fund. The managers may sell a holding when the rank based on the five key factors deteriorates below average, when management or risk rankings drop below average, when other stocks rank higher, or when implementing changes driven by risk management considerations.


The ADVISOR LARGE COMPANY CORE FUND invests, under normal conditions, at least 80% of its net assets in securities of approximately 50 large-capitalization companies which offer the potential for capital growth or which are believed to be undervalued relative to the market based on earnings, cash flow, or asset value, consisting primarily of income-producing equity securities. Large-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the S&P 500 Composite Stock Price Index (S&P 500 Index) at the time of investment. To select investments, the managers emphasize capital appreciation and current yield, and may invest in convertible securities of any quality to generate higher income. In addition, the Fund generally seeks to allocate its assets in approximately the same proportion as each of the sector allocations in the S&P 500 Index. The Fund may utilize an active trading approach. The managers may choose to sell a holding when it no longer offers attractive growth prospects or appears to be overvalued relative to the market, or to take advantage of a better investment opportunity, while also maintaining the portfolio's composition at approximately 50 securities.



The ADVISOR SELECT FUND invests, under normal conditions, in the equity securities of 30 to 40 small-, medium-, and large- capitalization companies that its managers believe have above- average earnings growth prospects. The Fund's managers select

YOUR INVESTMENT


equity securities that have attractive growth prospects (for example, companies that have the potential for accelerated earnings growth because of management changes, new products, or changes in the economy), accelerating sales and earnings, and positive fundamentals (for example, companies showing a growth trend or that are well positioned in a growth industry). Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest up to 25% of its net assets in foreign securities and may utilize an active trading approach. The managers may sell a holding when the company's growth prospects become less attractive or to take advantage of a better investment opportunity.



The ADVISOR SMALL CAP VALUE FUND invests, under normal conditions, at least 80% of its net assets in equity securities of small-capitalization companies that the Fund's manager believes are undervalued relative to the market based on earnings, cash flow, or asset value. The Fund defines "small-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the Russell 2500/TM/ Index at the time of investment. The manager specifically looks for companies whose stock prices may benefit from a positive dynamic of change, such as a new management team, a new product or service, a corporate restructuring, an improved business plan, or a change in the political, economic or social environment. The Fund writes put and call options. This means that the Fund sells an option to another party so that it may either sell a stock to (put) or buy a stock from (call) the Fund at a predetermined price in the future. When the Fund writes put or call options, it will receive fees or premiums but is exposed to losses due to changes in the value of the stock that the put or call is written against. Writing options can serve as a limited or partial hedge against adverse market movements. This is because declines in the value of the hedged stock will be offset by the premium received for writing the option. Whether or not this hedging strategy is successful depends on a variety of factors, particularly the ability of the Fund's manager to predict movements of the price of the hedged stock. The manager's decision to engage in this hedging strategy will reflect the

                                                                YOUR INVESTMENT


manager's judgment that writing an option on a stock will provide value to the Fund and its shareholders. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may also invest up to 30% of its net assets in foreign securities. The manager may sell a stock when the manager believes fundamental changes will hurt the company over the long term or when its price becomes excessive.



The ADVISOR TECHNOLOGY FUND invests, under normal conditions, at least 80% of its net assets in equity securities of companies of any size that derive at least 50% of their revenues, expenses, or profits from producing, developing, selling, using, or distributing technology products or services. The Fund's portfolio will likely include stocks from the following areas: computer software and hardware, semiconductor, media, biotechnology, healthcare, communications, electronics, defense, and aerospace. To select stocks for the Fund, the managers generally look for several characteristics, including strong revenue growth, overall financial strength, competitive advantages (for example, dominant market share), and indicia of effective management (for example, high return on invested capital). The Fund may utilize an active trading approach. The managers may sell a holding when its fundamental qualities deteriorate.



The ADVISOR U.S. SMALL/MID CAP GROWTH FUND invests, under normal conditions, at least 80% of its net assets in securities of small- and medium-capitalization U.S. companies that the Fund's manager believes have favorable prospects for growth of earnings and capital appreciation. The Fund defines "small-capitalization companies" and "medium-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the Russell 2500/TM/ Index and Russell Midcap(R) Index, respectively, at the time of investment. To identify these companies, the manager looks for several characteristics, including strong revenue growth, high return on invested capital, overall financial strength, competitive advantages, reasonable current stock price, experienced management, and competence in research, development, and marketing. Although the Fund may invest in any

YOUR INVESTMENT


economic sector, at times it may emphasize one or more particular sectors. The Fund may utilize an active trading approach. If there is a change in the company's growth prospects or a deterioration in the company's fundamental qualities, the manager may sell that company's stock.



The ADVISOR U.S. VALUE FUND invests, under normal conditions, at least 80% of its net assets in equity securities of U.S. companies that the Fund's manager believes are undervalued relative to the market based on discounted cash flows, earnings, and asset value. The Fund may invest in equity securities of any size. The manager's philosophy is that improving returns on invested capital drives improving valuations. The manager selects securities by screening for undervalued securities and utilizing fundamental analysis, such as management interviews and financial statement analysis, to select those securities with improving returns on capital. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The manager may use a risk management tool to attempt to limit the difference between the Fund's return and the return of a style-specific benchmark. In addition, the Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity). The manager may sell a holding when changes in price or growth potential no longer make it an attractive investment.



The ADVISOR UTILITIES AND ENERGY FUND invests, under normal conditions, at least 80% of its net assets in equity securities of public utility companies and energy companies that pay current dividends and whose earnings are expected to improve. These include companies of any size that provide products and services related to electric power, communications, gas, and water, as well as companies involved in the discovery, development, production, generation, transmission, refinement, measurement, trading, marketing, or distribution of energy. The Fund considers a company to be in the utilities or energy sector if at least 50% of the company's revenues, expenses, or profits are derived from its utilities or energy activities. The Fund may utilize an active trading approach. The managers may sell a holding if its prospects for

                                                                YOUR INVESTMENT

growth and income decline or when the managers deem it to be an unattractive investment.


The managers of each Fund may invest up to 100% of the Fund's assets in cash or cash-type securities (including high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Fund's managers determine that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the Fund earning a lower return than it would have otherwise achieved if the manager had not adopted a temporary defensive position. In this case, the Fund may not achieve its investment objective.


WHAT ARE THE MAIN RISKS OF INVESTING
IN THE FUNDS?
--------------------------------------------------------------------------------

The following chart illustrates the main risks of the Funds.



                                                                                    Advisor
                       Advisor                                                      U.S.
                       Endeavor         Advisor  Advisor         Advisor            Small           Advisor
               Advisor Large            Inter-   Large           Small              Mid     Advisor Utilities
               Common  Cap      Advisor national Company Advisor Cap     Advisor    Cap     U.S.    and
Risks          Stock   Core     Focus   Core     Core    Select  Value   Technology Growth  Value   Energy
-------------------------------------------------------------------------------------------------------------
Stock             X       X        X       X        X       X       X        X         X       X        X
Active
 Management       X       X        X       X        X       X       X        X         X       X        X
Active trading            X        X                X       X                X         X                X
Concentrated
 portfolio                                                                                              X
Derivatives                        X                                X                          X
Energy
 companies                                                                                              X
Foreign                   X                X                X       X
Growth-style
 investing        X       X        X       X        X       X                X         X
Medium
 companies        X                X       X                X                X         X                X
Nondiversified
 portfolio                         X                        X
Not insured       X       X        X       X        X       X       X        X         X       X        X
Public utility
 sector                                                                                                 X
Sector                    X        X                X       X       X        X         X       X        X
Small
 companies        X                X                        X       X        X         X                X
Technology                                                                   X
Value-style
 investing        X                        X        X               X                          X        X

YOUR INVESTMENT



STOCK RISKS: Funds that invest in the stock market may experience sudden, unpredictable declines in value, as well as periods of poor performance. Because stock values go up and down, the value of your Fund's shares may go up and down. Therefore, when you sell your investment, you may receive more or less money than you originally invested. These risks are magnified in foreign markets.



ACTIVE MANAGEMENT RISK: Each Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by each Fund's manager(s) will produce the desired results.



ACTIVE TRADING RISK: An active trading approach may increase the Funds' costs and reduce the Funds' performance.



CONCENTRATED PORTFOLIO RISK: For a Fund that concentrates its assets in a particular sector, its shares are likely to fluctuate in value more than shares of a Fund investing in a broader range of securities.





DERIVATIVES RISK: Derivatives (including futures and options) may be used for hedging and other nonspeculative purposes, but such uses still expose the Fund to certain risks. When derivatives are used by the Fund to hedge its exposure on a different security or asset, there is the risk to the Fund that movement in the value of the derivative and the hedged security or asset are not perfectly matched at all times (correlation risk). When investing in futures, the Fund is also exposed to the risk that the future value of the underlying asset (e.g., security or commodity) may be higher or lower than the agreed sale or purchase price, respectively, by the Fund (margin risk). When the Fund writes put and call options, the Fund is also exposed to the risk of future declines (in the case of a written put option) or future increases (in the case of a written call option) in the value of the underlying asset which the Fund has agreed to purchase or sell, respectively (cover risk). When purchasing options, the Fund is exposed to the potential loss of the option purchase price (premium risk). To the extent required by law, the Fund will cover the financial risks created by using derivatives (including writing put and call options) either by holding the underlying assets, purchasing or selling offsetting positions, or designating liquid assets to cover such financial

                                                                YOUR INVESTMENT


exposure. Derivatives (especially derivatives created in the "over-the-counter" market) are generally illiquid (liquidity risk), and the market for derivatives is largely unregulated. The use of derivatives may not always be a successful strategy, and using them could lower the Fund's return. For more information on derivatives, consult the Funds' statement of additional information.



ENERGY COMPANIES RISKS: Securities of companies involved in the discovery, development, production, generation, transmission, refinement, measurement, or distribution of energy are subject to changes in value and dividend yield that depend to a large extent on the price and supply of energy fuels. Swift price and supply fluctuations of energy fuels may be caused by events relating to international politics, energy conservation, the success of exploration projects, currency exchange-rate fluctuations, and tax and other regulatory policies of various governments.



FOREIGN RISKS: Investments in securities may be directly or indirectly subject to one or more of the following foreign-related risks: risks created by currency-rate fluctuations, foreign political and economic instability, foreign financial reporting standards, foreign taxes, and foreign securities markets and issuer regulations. Foreign securities may be less liquid than domestic securities. The Advisor International Core Fund invests in less-established, emerging markets where these risks are greater. Other risks of emerging foreign markets include smaller securities markets and lower trading volumes, which may lead to greater price volatility, national policies restricting investment opportunities, and less-developed legal and accounting structures governing investments. Investments in emerging markets may be subject to higher brokerage costs and foreign custody service fees than investments in the U.S. or more-established foreign markets.



GROWTH-STYLE INVESTING RISK: Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a

YOUR INVESTMENT


high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. The Funds' performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style.



NONDIVERSIFIED PORTFOLIO RISK: Nondiversified funds, compared to diversified funds, may take larger positions in individual stocks. As a result, the shares of these Funds may tend to fluctuate in value more than those of Funds investing in a broader range of securities.


NOT INSURED RISK: An investment in a Fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


PUBLIC UTILITY SECTOR RISKS: Investing in securities of issuers in the public utility sector may subject a Fund to the risk that those securities will underperform the market as a whole. To the extent that a Fund's investments are substantially invested in a particular economic sector, a Fund is subject to legislative or regulatory changes, adverse market conditions, and/or increased competition affecting that economic sector. The prices of securities in the public utility sector may fluctuate widely due to: government regulation; the effect of interest rates on capital financing; competitive pressures due to: deregulation in the public utility sector; supply and demand for services; increased sensitivity to the cost of natural resources required for energy production; and environmental factors such as conservation of natural resources or pollution control.



SECTOR RISK: To the extent a Fund invests in a particular sector, it is subject to the risks of that sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years. In addition, the sectors that dominate the market change over time. For more information on sector risk, consult the Fund's statement of additional information.



SMALL AND MEDIUM COMPANIES RISKS: Small- and medium-capitalization companies often have narrower markets and more

                                                                YOUR INVESTMENT

limited managerial and financial resources than larger, more-established companies. As a result, the companies' performance can be more volatile, and they face greater risk of business failure, which could increase the volatility of the Funds' portfolios. Generally, the smaller the company size, the greater these risks.


TECHNOLOGY RISK: The value of technology companies is vulnerable to rapidly changing technology, government regulation, and technological competition. Smaller companies in the technology industry face greater risk of business failure than companies not subject to these conditions. Also, the securities of these companies generally have higher price/earnings (P/E) ratios than the P/E ratios of the general stock market. As a result, these investments are likely to fluctuate in value more than those of a Fund investing in a broader range of securities.



VALUE-STYLE INVESTING RISK: Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. The Funds' performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style. In addition, value stocks may not increase in price or pay dividends, as anticipated by the Funds' managers, or may decline even further if (1) other investors fail to recognize the company's value, (2) other investors favor investing in faster-growing companies, or (3) the factors that the managers believe will increase the price do not occur.


The Funds are appropriate for investors who are comfortable with the risks described here and whose financial goals are five or more years in the future. The Funds are not appropriate for investors concerned primarily with principal stability. It is possible to lose money by investing in the Funds.

FUND STRUCTURE
Each of the Funds has adopted a multiple class plan and may offer one or more classes of shares. Only the Class A, B, and C shares are offered in this prospectus. The principal differences among the classes are each class' sales charges and annual expenses. Each class

YOUR INVESTMENT


may also pay different administrative and transfer agency fees and expenses. Class A shares are subject to a front-end sales charge; in addition, Class A shares of the Advisor Large Company Core Fund held for 360 calendar days or less after purchase are subject to a 1.00% redemption fee based on the market value of the redeemed shares. Class B and C shares are subject to a contingent deferred sales charge (CDSC), and Class A shares are subject to a CDSC in limited circumstances. Class A, B, and C shares are subject to distribution fees under a Rule 12b-1 plan. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A, B, or C shares and may cost more than other types of sales charges.


FUND PERFORMANCE

The following return information illustrates how the performance of the Funds' Class A, B, and C shares can vary, which is one indication of the risks of investing in the Funds. The information also provides some indication of the risks of investing in the Funds by showing how each Fund's average annual returns, which reflect sales charges and Fund expenses, compare with returns of a broad measure of market performance and an index of funds with similar investment objectives, which are unmanaged, have no expenses, and are unavailable for investment. Please keep in mind that the past performance of each Fund, before and after taxes, does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.


Performance results of the Class A, B, and C shares of the Advisor Common Stock Fund, the Advisor Small Cap Value Fund, and the Advisor U.S. Value Fund, which were first offered on November 30, 2000, are based on the historical performance of the Funds' former retail class shares, currently Class Z shares, from the inception of the Fund through November 29, 2000, recalculated to reflect the different expenses applicable to those classes. The Class Z shares are not offered by this prospectus. The returns for the Class A, B, and C shares of the Advisor Common Stock Fund, the Advisor U.S. Value Fund, and the Advisor Small Cap Value Fund are substantially

                                                                YOUR INVESTMENT

similar to those of the Class Z shares of the same respective Fund, because each class is invested in the same portfolio of securities, and the differences generally relate to the differences in the fees and expenses of each class of shares. The Calendar Year Total Returns depicted are for the Funds' Class A shares.

The Advisor Large Company Core Fund was organized to acquire all of the assets and assume all of the liabilities of the Rockhaven Fund. This acquisition, which involved the issuance of Class A shares of the Fund to the shareholders of the Rockhaven Fund in exchange for the Rockhaven Fund's assets and liabilities, was effected on September 16, 2002. Accordingly, the Fund is the successor to the Rockhaven Fund. As a result, the Fund's return information prior to acquisition was derived from the performance of the Rockhaven Fund.

YOUR INVESTMENT


                                   [CHART]

                            CALENDAR YEAR TOTAL RETURNS

                     Advisor        Advisor        Advisor Small
                  Common Stock     U.S. Value      Cap Value
                  ------------     ----------      ----------------
    1994             -0.85%             --              --
    1995             31.94%             --              --
    1996             20.03%          27.65%             --
    1997             23.57%          30.84%             --
    1998              6.21%          22.21%           5.78%
    1999             39.85%*         14.63%          27.71%
    2000             -1.60%          -2.09%          25.99%
    2001             -1.99%         -12.17%          17.70%
    2002            -19.48%         -16.34%          -6.20%
    2003             38.50%          30.48%          48.49%


BEST AND WORST QUARTERLY PERFORMANCE
(During the periods shown above)

Fund name                      Best quarter return      Worst quarter return
-------------------------------------------------------------------------
Advisor Common Stock           25.16% (4th Q 1999)      -20.12% (3rd Q 2001)
Advisor U.S. Value             19.92% (4th Q 1998)      -17.94% (3rd Q 2002)
Advisor Small Cap Value        25.73% (2nd Q 1999)      -24.61% (3rd Q 1999)



*The Advisor Common Stock Fund's calendar year total returns for 1999 were primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect that such favorable returns can be consistently achieved.

                                                                YOUR INVESTMENT

                                    [CHART]



CALENDAR YEAR TOTAL RETURNS

                        Advisor            Advisor         Advisor
    Year         Large Company Core(1)      Focus         Technology
   ------         -------------------     ----------      -----------
    1998                 11.88%
    1999                 24.84%
    2000                 -1.46%
    2001                -10.72%           -35.48%           -21.98%
    2002                -14.44%           -27.64%           -41.27%
    2003                 22.93%            25.05%            75.24%


BEST AND WORST QUARTERLY PERFORMANCE
(During the periods shown above)

Advisor Large Company Core     19.95% (4th Q 1999)     -13.18% (2nd Q 2002)
Advisor Focus                  11.82% (4th Q 2001)     -25.63% (1st Q 2001)
Advisor Technology             45.23% (4th Q 2001)     -42.49% (3rd Q 2001)













/(1)/The returns presented in this chart do not reflect the Rockhaven Fund's maximum initial sales charge of 5.75% that was in effect from September 17, 1999, through September 15, 2002. If it did, returns would be lower than those shown

YOUR INVESTMENT

                                 [CHART]

CALENDAR YEAR TOTAL RETURNS

                                 Advisor         Advisor
                 Advisor        Endeavor      International
                 Select        Large Cap          Core
             ------------     ----------     -------------
2001            -20.10%
2002            -23.52%         -28.71%         -15.08%
2003             37.05%          33.51%          31.38%



BEST AND WORST QUARTERLY PERFORMANCE
(During the periods shown above)

Fund                           Best quarter return     Worst quarter return
---------------------------------------------------------------------------
Advisor Select                 13.49% (4th Q 2001)     -21.52% (3rd Q 2001)
Advisor Endeavor Large Cap     14.80% (2nd Q 2003)     -14.37% (3rd Q 2002)
Advisor International Core     15.21% (2nd Q 2003)     -15.81% (3rd Q 2002)

                                                                YOUR INVESTMENT


                                    [CHART]

CALENDAR YEAR TOTAL RETURNS

                  Advisor             Advisor
              U.S. Small/Mid         Utilities
                Cap Growth          and Energy
               ------------         ----------
2003             56.72%               19.61%


BEST AND WORST QUARTERLY PERFORMANCE
(During the periods shown above)

Fund                               Best quarter return    Worst quarter return
------------------------------------------------------------------------------
Advisor U.S. Small/Mid Cap Growth  31.30% (2nd Q 2003)     -3.36% (1st Q 2003)
Advisor Utilities and Energy       14.00% (2nd Q 2003)     -3.69% (1st Q 2003)






The bar chart does not reflect any sales charges, which were first charged on November 30, 2000, for the Advisor Common Stock Fund, the Advisor Focus Fund, the Advisor Small Cap Value Fund, and the Advisor U.S. Value Fund and since inception for the Advisor Endeavor Large Cap Fund, the Advisor International Core Fund, the Advisor Large Company Core Fund, the Advisor Select Fund, Advisor Technology Fund, the Advisor U.S. Small/Mid Cap Growth Fund, and the Advisor Utilities and Energy Fund. If it did, returns for all of the Funds would be lower than those shown.

YOUR INVESTMENT

                         AVERAGE ANNUAL TOTAL RETURNS

                                As of 12-31-03

                                                                Since Fund
   Fund/Index                            1-Year 5-Year 10-Year Inception/(1)/
   --------------------------------------------------------------------------
   ADVISOR COMMON STOCK
   Class A
    Return Before Taxes                  30.52% 7.23%  11.32%     14.80%
    Return After Taxes on Distributions  30.52% 6.27%   8.85%     12.24%
    Return After Taxes on Distributions
    and Sale of Fund Shares              19.84% 5.75%   8.43%     11.70%
   Class B*                              32.40% 7.56%  11.57%     14.98%
   Class C*                              36.31% 7.86%  11.39%     14.70%
   Russell Midcap(R) Index (reflects no
   deduction for fees, expenses,
   or taxes)/(2)/                        40.06% 7.23%  12.18%     12.58%
   Lipper Mid-Cap Core Funds Index
   (reflects no deduction for fees,
   expenses, or taxes)/(3)/              36.58% 7.89%  10.95%     12.19%
   ADVISOR ENDEAVOR LARGE CAP
   Class A
    Return Before Taxes                  25.84%  --      --       -1.21%
    Return After Taxes on Distributions  25.84%  --      --       -1.61%
    Return After Taxes on Distributions
    and Sale of Fund Shares              16.80%  --      --       -1.27%
   Class B*                              27.76%  --      --       -0.84%
   Class C*                              31.76%  --      --        0.93%
   S&P 500 Index (reflects no
   deduction for fees, expenses,
   or taxes)/(4)/                        28.67%  --      --        4.73%
   Lipper Large-Cap Growth Funds
   Index (reflects no deduction for
   fees, expenses, or taxes)/(3)/        26.96%  --      --        1.87%

--------------------------------------------------------------------------------

                                                       (continued on next page)

                                                                YOUR INVESTMENT

                                As of 12-31-03


                                                               Since Fund
  Fund/Index                            1-Year 5-Year 10-Year Inception/(1)/
  ---------------------------------------------------------------------------
  ADVISOR FOCUS
  Class A
   Return Before Taxes                  17.91%   --     --       -16.92%
   Return After Taxes on Distributions  17.91%   --     --       -16.92%
   Return After Taxes on Distributions
   and Sale of Fund Shares              11.64%   --     --       -13.91%/(5)/
  Class B*                              19.10%   --     --       -17.28%
  Class C*                              23.10%   --     --       -15.86%
  S&P 500 Index (reflects no
  deduction for fees, expenses,
  or taxes)/(4)/                        28.67%   --     --        -3.79%
  Lipper Multi-Cap Growth Funds Index
  (reflects no deduction for fees,
  expenses, or taxes)/(3)/              35.38%   --     --        -9.58%
  ADVISOR INTERNATIONAL CORE
  Class A
   Return Before Taxes                  23.82%   --     --         4.09%
   Return After Taxes on Distributions  23.59%   --     --         4.00%
   Return After Taxes on Distributions
   and Sale of Fund Shares              15.78%   --     --         3.48%
  Class B*                              26.58%   --     --         5.17%
  Class C*                              30.52%   --     --         6.79%
  MSCI EAFE Index (reflects no
  deduction for fees, expenses,
  or taxes)/(6)/                        38.59%   --     --        10.28%
  Lipper International Funds
  Index (reflects no deduction for
  fees, expenses, or taxes)/(3)/        36.00%   --     --        11.24%

--------------------------------------------------------------------------------

                                                       (continued on next page)

YOUR INVESTMENT

                                As of 12-31-03


                                                               Since Fund
  Fund/Index                            1-Year 5-Year 10-Year Inception/(1)/
  ---------------------------------------------------------------------------
  ADVISOR LARGE COMPANY CORE/(7)/
  Class A
   Return Before Taxes                  14.68%  1.72%   --         3.75%
   Return After Taxes on Distributions  14.64%  0.63%   --         2.75%
   Return After Taxes on Distributions
   and Sale of Fund Shares               9.57%  0.95%   --         2.73%
  Class B*                              16.74%  1.60%   --         3.76%
  Class C*                              20.73%  1.97%   --         3.76%
  S&P 500 Index (reflects no
  deduction for fees, expenses,
  or taxes)/(4)/                        28.67% -0.57%   --         4.29%
  Lipper Large-Cap Core Funds Index
  (reflects no deduction for fees,
  expenses, or taxes)/(3)/              24.80% -1.08%   --         3.83%
  ADVISOR SELECT
  Class A
   Return Before Taxes                  29.21%   --     --        -7.57%
   Return After Taxes on Distributions  29.21%   --     --        -7.59%
   Return After Taxes on Distributions
   and Sale of Fund Shares              18.99%   --     --        -6.37%/(5)/
  Class B*                              30.88%   --     --        -7.56%
  Class C*                              34.88%   --     --        -6.41%
  S&P 500 Index (reflects no
  deduction for fees, expenses,
  or taxes)/(4)/                        28.67%   --     --        -4.05%
  Lipper Multi-Cap Growth Funds
  Index (reflects no deduction for
  fees, expenses, or taxes)/(3)/        35.38%   --     --       -10.75%

--------------------------------------------------------------------------------

                                                       (continued on next page)

                                                                YOUR INVESTMENT

                                As of 12-31-03


                                                               Since Fund
  Fund/Index                            1-Year 5-Year 10-Year Inception/(1)/
  ---------------------------------------------------------------------------
  ADVISOR SMALL CAP VALUE
  Class A
   Return Before Taxes                  39.98% 19.97%   --        17.49%
   Return After Taxes on Distributions  39.40% 19.87%   --        17.40%
   Return After Taxes on Distributions
   and Sale of Fund Shares              26.57% 17.72%   --        15.57%
  Class B*                              42.28% 20.50%   --        17.91%
  Class C*                              46.34% 20.72%   --        18.01%
  Russell 2000(R) Index (reflects no
  deduction for fees, expenses,
  or taxes)/(8)/                        47.25%  7.13%   --         5.45%
  Lipper Small-Cap Value Funds Index
  (reflects no deduction for fees,
  expenses, or taxes)/(3)/              47.53% 12.68%   --         9.19%
  ADVISOR TECHNOLOGY
  Class A
   Return Before Taxes                  65.11%   --     --       -10.86%
   Return After Taxes on Distributions  65.11%   --     --       -10.88%
   Return After Taxes on Distributions
   and Sale of Fund Shares              42.32%   --     --        -9.06%/(5)/
  Class B*                              70.54%   --     --       -10.78%
  Class C*                              74.48%   --     --        -9.65%
  S&P 500 Index (reflects no
  deduction for fees, expenses,
  or taxes)/(4)/                        28.67%   --     --        -3.79%
  Lipper Science and Technology Funds
  Index (reflects no deduction for
  fees, expenses, or taxes)/(3)/        51.31%   --     --       -16.53%

--------------------------------------------------------------------------------

                                                       (continued on next page)

YOUR INVESTMENT

                                As of 12-31-03


                                                                Since Fund
   Fund/Index                            1-Year 5-Year 10-Year Inception/(1)/
   --------------------------------------------------------------------------
   ADVISOR U.S. SMALL/MID CAP GROWTH
   Class A
    Return Before Taxes                  47.63%   --     --        3.07%
    Return After Taxes on Distributions  47.63%   --     --        3.07%
    Return After Taxes on Distributions
    and Sale of Fund Shares              30.96%   --     --        2.61%
   Class B*                              51.58%   --     --        4.36%
   Class C*                              55.72%   --     --        6.59%
   Russell Midcap(R) Index (reflects no
   deduction for fees, expenses,
   or taxes)/(2)/                        40.06%   --     --        7.02%
   Lipper Small-Cap Growth Funds
   Index (reflects no deduction for
   fees, expenses, or taxes)/(3)/        44.77%   --     --        3.56%
   ADVISOR U.S. VALUE
   Class A
    Return Before Taxes                  23.00%  0.29%   --        9.51%
    Return After Taxes on Distributions  22.82% -0.35%   --        8.70%
    Return After Taxes on Distributions
    and Sale of Fund Shares              15.15%  0.01%   --        7.97%
   Class B*                              24.37%  0.41%   --        9.62%
   Class C*                              28.42%  0.81%   --        9.62%
   S&P 500 Index (reflects no
   deduction for fees, expenses,
   or taxes)/(4)/                        28.67% -0.57%   --        9.38%
   Lipper Large-Cap Value Funds
   Index (reflects no deduction for
   fees, expenses, or taxes)/(3)/        28.00%  1.20%   --        8.72%

--------------------------------------------------------------------------------

                                                       (continued on next page)

                                                                YOUR INVESTMENT

                                As of 12-31-03


                                                                Since Fund
   Fund/Index                            1-Year 5-Year 10-Year Inception/(1)/
   --------------------------------------------------------------------------
   ADVISOR UTILITIES AND ENERGY
   Class A
    Return Before Taxes                  12.74%   --     --        1.65%
    Return After Taxes on Distributions  12.49%   --     --        1.31%
    Return After Taxes on Distributions
    and Sale of Fund Shares               8.56%   --     --        1.25%
   Class B*                              13.97%   --     --        2.66%
   Class C*                              17.97%   --     --        5.39%
   S&P 500 Index (reflects no
   deduction for fees, expenses,
   or taxes)/(4)/                        28.67%   --     --       17.18%
   Lipper Utility Funds Index
   (reflects no deduction for fees,
   expenses, or taxes)/(3)/              21.57%   --     --       16.08%

--------------------------------------------------------------------------------

*Only before-tax returns are shown for the Class B and Class C shares of each Fund. After-tax returns for those classes may vary from those shown for the Class A shares of each Fund.

/(1)/The Advisor Common Stock Fund commenced operations on December 29, 1989, and first offered Class A, B, and C shares on November 30, 2000. The Advisor Endeavor Large Cap Fund commenced operations on September 28, 2001. The Advisor Focus Fund commenced operations on November 30, 2000. The Advisor International Core Fund commenced operations on September 28, 2001. The Advisor Large Company Core Fund commenced operations on November 3, 1997, and first offered Class B and C shares on September 30, 2002. The Advisor Select Fund commenced operations on December 29, 2000. The Advisor Small Cap Value Fund commenced operations on December 31, 1997, and first offered Class A, B, and C shares on November 30, 2000. The Advisor Technology Fund commenced operations on November 30, 2000. The Advisor U.S. Small/Mid Cap Growth Fund commenced operations on March 28, 2002. The Advisor U.S. Value Fund commenced operations on December 29, 1995, and first offered Class A, B, and C shares on November 30, 2000. The Advisor Utilities and Energy Fund commenced operations on July 31, 2002.


/(2)/The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index.


/(3)/The Lipper Mid-Cap Core Funds Index, the Lipper Large-Cap Growth Funds Index, the Lipper Multi-Cap Growth Funds Index, the Lipper International Funds Index, the Lipper Large-Cap Core Funds Index, the Lipper Small-Cap Value Funds Index, the Lipper Science and Technology Funds Index, the Lipper Small-Cap Growth Funds Index, the Lipper Large-Cap Value Funds Index, and the Lipper Utility Funds Index are averages of the 30 largest funds in their respective Lipper category.


/(4)/The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation.


/(5)/Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.


                                             (footnotes continued on next page)

YOUR INVESTMENT




/(6)/Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE Index) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.


/(7)/The performance table reflects returns for the Rockhaven Fund, which is the predecessor of the Fund's Class A shares. The returns reflect the Rockhaven Fund's maximum initial sales charge of 5.75%, which was in effect from September 17, 1999, through September 15, 2002. No sales charge is imposed on reinvested dividends and distributions.


/(8)/The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. After-tax returns are not relevant to investments through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Unlike the bar chart, the performance table reflects the impact of the maximum initial sales charge, which was first charged on November 30, 2000, for the Advisor Common Stock Fund, Advisor Focus Fund, Advisor Small Cap Value Fund, and Advisor U.S. Value Fund, and since inception for the Advisor Endeavor Large Cap Fund, Advisor International Core Fund, Advisor Large Company Core Fund, Advisor Select Fund, Advisor Technology Fund, Advisor U.S. Small/Mid Cap Growth Fund, and Advisor Utilities and Energy Fund. No sales charge is imposed on reinvested dividends and distributions.


From time to time, the Advisor Common Stock and Advisor Small Cap Value Funds' performance was significantly enhanced through investments in initial public offerings (IPOs). In addition, the effect of IPOs purchased when the Funds' asset base was small may have been magnified. Given these circumstances, you should not expect that such enhanced returns can be consistently achieved. Please consider this before investing.

                                                                YOUR INVESTMENT


WHAT ARE THE FUNDS' FEES AND EXPENSES?
--------------------------------------------------------------------------------
This section describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

The costs of operating the Funds are deducted from Fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they do not appear on your account statement but instead reduce the total return you receive from your Fund investment.

The following Annual Fund Operating Expenses table and Example table are based on actual expenses incurred during each Fund's fiscal period ended December 31, 2003. Please keep in mind that, as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal period may be significantly different than those shown.

SHAREHOLDER FEES
(fees paid directly from your investment)
Fees are stated as a percentage of the offering price unless otherwise noted.

                                     Maximum Contingent
                                     Deferred Sales Charge Redemption Fee
               Maximum Sales         (Load) (CDSC) (as a   (as a percentage
               Charge (Load) Imposed percentage of the     of redemption
   Share Class on Purchases          purchase price)       proceeds)
   --------------------------------------------------------------------------
   Class A             5.75%                 1.00%/(1)/         1.00%/(3)(4)/
   Class B              None                 5.00%              1.00%/(4)/
   Class C              None                 1.00%/(2)/         1.00%/(4)/

/(1)/Some Class A purchases without an initial sales charge may be subject to a 1% CDSC if redeemed within 1 year of purchase (this fee is not applicable to the Advisor Large Company Core Fund).
/(2)/Class C purchases will be subject to a 1% CDSC if redeemed within 1 year of purchase.

/(3)/The redemption fee relates to the Advisor Large Company Core Fund only and will be imposed on redemptions made on shares held for 360 calendar days or less after purchase.

/(4)/The redemption fee relates to the Advisor International Core Fund only and will be imposed on shares held for 30 calendar days or less after purchase. See "Additional Information -- Early Redemption Fee" for more information.


You may not pay the maximum sales charge because waivers and reduced sales charges are available in some cases. Waivers of the CDSC are also available in some cases. See "How to Reduce Your Sales Charge" and the statement of additional information for details.

YOUR INVESTMENT




ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS)

(expenses that are deducted from Fund assets)



                                                                     Net Annual
                     12b-1                 Total         Contractual Operating Expenses
           Manage-   Distribution          Annual        Fee Waivers (after contractual
Fund/Share ment      and          Other    Operating     and/or      waivers and/or
Class      Fees/(1)/ Service Fees Expenses Expenses/(2)/ Absorptions absorptions)/(2)/
---------------------------------------------------------------------------------------
ADVISOR COMMON STOCK
Class A     0.75%       0.25%      0.55%      1.55%          --            1.55%
Class B     0.75%       1.00%      0.60%      2.35%          --            2.35%/(3)/
Class C     0.75%       1.00%      0.60%      2.35%          --            2.35%
ADVISOR ENDEAVOR LARGE CAP
Class A     0.75%       0.25%      0.69%      1.69%          --            1.69%
Class B     0.75%       1.00%      0.72%      2.47%          --            2.47%/(3)/
Class C     0.75%       1.00%      0.82%      2.57%         0.07%          2.50%/(3)/
ADVISOR FOCUS
Class A     0.75%       0.25%      2.03%      3.03%         0.53%          2.50%/(3)/
Class B     0.75%       1.00%      2.12%      3.87%         1.37%          2.50%/(3)/
Class C     0.75%       1.00%      2.08%      3.83%         1.33%          2.50%/(3)/
ADVISOR INTERNATIONAL CORE
Class A     0.75%       0.25%      6.65%      7.65%         5.15%          2.50%/(3)/
Class B     0.75%       1.00%      6.83%      8.58%         6.08%          2.50%/(3)/
Class C     0.75%       1.00%      6.61%      8.36%         5.86%          2.50%/(3)/
ADVISOR LARGE COMPANY CORE
Class A     0.75%       0.25%      0.69%      1.69%         0.19%          1.50%/(4)/
Class B     0.75%       1.00%      0.72%      2.47%          --            2.47%/(3)/
Class C     0.75%       1.00%      0.78%      2.53%         0.03%          2.50%/(3)/
ADVISOR SELECT
Class A     0.75%       0.25%      0.61%      1.61%          --            1.61%/(3)/
Class B     0.75%       1.00%      0.65%      2.40%          --            2.40%/(3)/
Class C     0.75%       1.00%      0.70%      2.45%          --            2.45%/(3)/

--------------------------------------------------------------------------------

                                                       (continued on next page)

                                                                YOUR INVESTMENT


                                                                     Net Annual
                     12b-1                 Total         Contractual Operating Expenses
           Manage-   Distribution          Annual        Fee Waivers (after contractual
Fund/Share ment      and          Other    Operating     and/or      waivers and/or
Class      Fees/(1)/ Service Fees Expenses Expenses/(2)/ Absorptions absorptions)/(2)/
---------------------------------------------------------------------------------------
ADVISOR SMALL CAP VALUE
Class A     0.75%       0.25%      0.56%      1.56%          --            1.56%
Class B     0.75%       1.00%      0.61%      2.36%          --            2.36%
Class C     0.75%       1.00%      0.59%      2.34%          --            2.34%
ADVISOR TECHNOLOGY
Class A     0.75%       0.25%      2.59%      3.59%         1.09%          2.50%/(3)/
Class B     0.75%       1.00%      2.71%      4.46%         1.96%          2.50%/(3)/
Class C     0.75%       1.00%      2.75%      4.50%         2.00%          2.50%/(3)/
ADVISOR U.S. SMALL/MID CAP GROWTH
Class A     0.75%       0.25%      2.82%      3.82%         1.32%          2.50%/(3)/
Class B     0.75%       1.00%      2.91%      4.66%         2.16%          2.50%/(3)/
Class C     0.75%       1.00%      2.92%      4.67%         2.17%          2.50%/(3)/
ADVISOR U.S. VALUE
Class A     0.55%       0.25%      0.60%      1.40%          --            1.40%/(3)/
Class B     0.55%       1.00%      0.62%      2.17%          --            2.17%/(3)/
Class C     0.55%       1.00%      0.69%      2.24%          --            2.24%/(3)/
ADVISOR UTILITIES AND ENERGY
Class A     0.75%       0.25%      0.89%      1.89%          --            1.89%
Class B     0.75%       1.00%      0.94%      2.69%          --            2.69%
Class C     0.75%       1.00%      0.92%      2.67%          --            2.67%

--------------------------------------------------------------------------------

/(1)/Each Fund, except the Advisor U.S. Value Fund, has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels.

/(2)/The Advisor Common Stock Fund, Advisor Endeavor Large Cap Fund, Advisor Focus Fund, Advisor International Core Fund, Advisor Large Company Core Fund, Advisor Select Fund, Advisor Small Cap Value Fund, Advisor Technology Fund, Advisor U.S. Small/Mid Cap Growth Fund, and Advisor U.S. Value Fund participated in a program under which they received a credit for part of the brokerage commission paid in transactions with participating brokers. This credit was applied to the Funds' Other Expenses that were not attributable to Strong or its affiliates. Total Annual Operating Expenses do not reflect these credits or any other expense reimbursements or fee waiver arrangements for these Funds and the Advisor Utilities and Energy Fund. After giving effect


                                             (footnotes continued on next page)

YOUR INVESTMENT


to these credits, expense reimbursements, and fee waiver arrangements, Total Annual Operating Expenses as of December 31, 2003 were as follows:



           Fund                              Class A Class B Class C
           ---------------------------------------------------------
           Advisor Common Stock               1.54%   2.34%   2.34%
           Advisor Endeavor Large Cap         1.61%   2.05%   2.12%
           Advisor Focus                      1.32%   1.96%   1.93%
           Advisor International Core         0.01%   0.00%   0.01%
           Advisor Large Company Core         1.45%   2.40%   2.41%
           Advisor Select                     1.58%   2.34%   2.38%
           Advisor Small Cap Value            1.54%   2.35%   2.32%
           Advisor Technology                 2.18%   2.19%   2.17%
           Advisor U.S. Small/Mid Cap Growth  2.40%   2.44%   2.35%
           Advisor U.S. Value                 1.38%   2.15%   2.20%
           Advisor Utilities and Energy       1.88%   2.36%   2.41%


Voluntary expense reimbursements and fee waiver arrangements may be modified or terminated at any time.

/(3)/We have contractually agreed to waive our management fees and/or absorb expenses until May 1, 2005 to keep Total Annual Operating Expenses at no more than 2.50% for the Advisor Common Stock Fund--Class B, Advisor Endeavor Large Cap Fund--Classes B and C, Advisor Focus Fund--Classes A, B, and C, Advisor International Core Fund-Classes A, B, and C, Advisor Large Company Core Fund--Classes B and C, Advisor Select Fund--Classes A, B, and C, Advisor Technology Fund--Classes A, B, and C, Advisor U.S. Small/Mid Cap Growth Fund--Classes A, B, and C, and Advisor U.S. Value Fund--Classes A, B, and C.


/(4)/We have contractually agreed to waive our management fees and/or absorb expenses for an indefinite period of time to keep Total Annual Operating Expenses of the Advisor Large Company Core Fund Class A at no more than 1.50%. This contract may only be terminated by the Board of Directors of the Fund, but not before May 1, 2005.


EXAMPLE: This example is intended to help you compare the cost of investing in the Funds, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all dividends and distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's

                                                                YOUR INVESTMENT

operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


 Fund/Share Class                           1 Year 3 Years 5 Years 10 Years
 ------------------------------------------------------------------------------
 ADVISOR COMMON STOCK
 Class A                                     $724  $1,036  $1,371   $2,314
 Class B (if you redeem your shares)         $738  $1,133  $1,455   $2,487/(1)/
 Class B (if you do not redeem your shares)  $238  $  733  $1,255   $2,487/(1)/
 Class C (if you redeem your shares)         $338  $  733  $1,255   $2,686
 Class C (if you do not redeem your shares)  $238  $  733  $1,255   $2,686
 ADVISOR ENDEAVOR LARGE CAP
 Class A                                     $737  $1,077  $1,440   $2,458
 Class B (if you redeem your shares)         $750  $1,170  $1,516   $2,614/(1)/
 Class B (if you do not redeem your shares)  $250  $  770  $1,316   $2,614/(1)/
 Class C (if you redeem your shares)         $353  $  793  $1,359   $2,900
 Class C (if you do not redeem your shares)  $253  $  793  $1,359   $2,900
 ADVISOR FOCUS
 Class A                                     $814  $1,411  $2,031   $3,694
 Class B (if you redeem your shares)         $753  $1,455  $2,076   $3,827/(1)/
 Class B (if you do not redeem your shares)  $253  $1,055  $1,876   $3,827/(1)/
 Class C (if you redeem your shares)         $353  $1,047  $1,861   $3,978
 Class C (if you do not redeem your shares)  $253  $1,047  $1,861   $3,978
 ADVISOR INTERNATIONAL CORE
 Class A                                     $814  $2,253  $3,617   $6,722
 Class B (if you redeem your shares)         $753  $2,350  $3,727   $6,870/(1)/
 Class B (if you do not redeem your shares)  $253  $1,950  $3,527   $6,870/(1)/
 Class C (if you redeem your shares)         $353  $1,910  $3,457   $6,893
 Class C (if you do not redeem your shares)  $253  $1,910  $3,457   $6,893
 ADVISOR LARGE COMPANY CORE
 Class A                                     $719  $1,060  $1,423   $2,443
 Class B (if you redeem your shares)         $750  $1,170  $1,516   $2,614/(1)/
 Class B (if you do not redeem your shares)  $250  $  770  $1,316   $2,614/(1)/
 Class C (if you redeem your shares)         $353  $  785  $1,343   $2,863
 Class C (if you do not redeem your shares)  $253  $  785  $1,343   $2,863

------------------------------------------------------

                                                       (continued on next page)

YOUR INVESTMENT


 Fund/Share Class                           1 Year 3 Years 5 Years 10 Years
 ------------------------------------------------------------------------------
 ADVISOR SELECT
 Class A                                     $729  $1,054  $1,401   $2,376
 Class B (if you redeem your shares)         $743  $1,148  $1,480   $2,540/(1)/
 Class B (if you do not redeem your shares)  $243  $  748  $1,280   $2,540/(1)/
 Class C (if you redeem your shares)         $348  $  764  $1,306   $2,786
 Class C (if you do not redeem your shares)  $248  $  764  $1,306   $2,786
 ADVISOR SMALL CAP VALUE
 Class A                                     $725  $1,039  $1,376   $2,325
 Class B (if you redeem your shares)         $739  $1,136  $1,460   $2,497/(1)/
 Class B (if you do not redeem your shares)  $239  $  736  $1,260   $2,497/(1)/
 Class C (if you redeem your shares)         $337  $  730  $1,250   $2,676
 Class C (if you do not redeem your shares)  $237  $  730  $1,250   $2,676
 ADVISOR TECHNOLOGY
 Class A                                     $814  $1,517  $2,240   $4,140
 Class B (if you redeem your shares)         $753  $1,572  $2,302   $4,289/(1)/
 Class B (if you do not redeem your shares)  $253  $1,172  $2,102   $4,289/(1)/
 Class C (if you redeem your shares)         $353  $1,180  $2,117   $4,499
 Class C (if you do not redeem your shares)  $253  $1,180  $2,117   $4,499
 ADVISOR U.S. SMALL/MID CAP GROWTH
 Class A                                     $814  $1,560  $2,325   $4,317
 Class B (if you redeem your shares)         $753  $1,612  $2,377   $4,448/(1)/
 Class B (if you do not redeem your shares)  $253  $1,212  $2,177   $4,448/(1)/
 Class C (if you redeem your shares)         $353  $1,214  $2,180   $4,626
 Class C (if you do not redeem your shares)  $253  $1,214  $2,180   $4,626
 ADVISOR U.S. VALUE
 Class A                                     $709  $  993  $1,297   $2,158
 Class B (if you redeem your shares)         $720  $1,079  $1,364   $2,308/(1)/
 Class B (if you do not redeem your shares)  $220  $  679  $1,164   $2,308/(1)/
 Class C (if you redeem your shares)         $327  $  700  $1,200   $2,575
 Class C (if you do not redeem your shares)  $227  $  700  $1,200   $2,575

--------------------------------------------------------------------------------

                                                       (continued on next page)

                                                                YOUR INVESTMENT


 Fund/Share Class                           1 Year 3 Years 5 Years 10 Years
 ------------------------------------------------------------------------------
 ADVISOR UTILITIES AND ENERGY
 Class A                                     $756  $1,135  $1,538   $2,659
 Class B (if you redeem your shares)         $772  $1,235  $1,625   $2,829/(1)/
 Class B (if you do not redeem your shares)  $272  $  835  $1,425   $2,829/(1)/
 Class C (if you redeem your shares)         $370  $  829  $1,415   $3,003
 Class C (if you do not redeem your shares)  $270  $  829  $1,415   $3,003

------------------------------------------------------


/(1)/Reflects conversion of Class B shares to Class A shares after eight years.


WHO ARE THE FUNDS' INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?
--------------------------------------------------------------------------------

Strong Capital Management, Inc. (Strong) is the investment advisor for the Funds. Strong provides investment management services for mutual funds and other investment portfolios representing assets of over $36 billion as of February 29, 2004. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, some of which are available through variable insurance products. Strong's mailing address is P.O. Box 2936, Milwaukee, WI 53201.



Strong is currently considering a number of strategic alternatives, including the sale of Strong. Strong has hired Goldman, Sachs & Co. to assist Strong in exploring this option.



Effective September 5, 2002, Strong succeeded Rockhaven Asset Management, LLC as the investment advisor for the Rockhaven Fund. On September 16, 2002, the Rockhaven Fund was acquired by the Advisor Large Company Core Fund for which Strong served as the investment advisor.

YOUR INVESTMENT


As compensation for its advisory services, each Fund pays Strong a management fee at the annual rate specified below of the average daily net asset value of that Fund.


      Fund                                        For All Assets
      --------------------------------------------------------------------
      Advisor U.S. Value                              0.55%
      --------------------------------------------------------------------
                                        For Assets For the Next For Assets
                                        Under      $2 Billion   $6 Billion
      Fund                              $4 Billion Assets       and Above
      --------------------------------------------------------------------
      Advisor Common Stock                0.75%       0.725%      0.70%
      Advisor Endeavor Large Cap          0.75%       0.725%      0.70%
      Advisor Focus                       0.75%       0.725%      0.70%
      Advisor International Core          0.75%       0.725%      0.70%
      Advisor Large Company Core          0.75%       0.725%      0.70%
      Advisor Select                      0.75%       0.725%      0.70%
      Advisor Small Cap Value             0.75%       0.725%      0.70%
      Advisor Technology                  0.75%       0.725%      0.70%
      Advisor U.S. Small/Mid Cap Growth   0.75%       0.725%      0.70%
      Advisor Utilities and Energy        0.75%       0.725%      0.70%



SUBADVISOR FOR THE ADVISOR U.S. SMALL/MID CAP GROWTH FUND. Next Century Growth Investors, LLC ("NCGI") is the subadvisor for the Fund under an agreement with Strong. Under this agreement and under the supervision of the Fund's Board of Directors and Strong, NCGI provides a continuous investment program for the Fund. This means NCGI selects the securities the Fund buys and sells. NCGI began conducting business in December 1998, and had over $1.5 billion under management as of February 29, 2004. It provides investment supervision to institutional investors and high net-worth clients. Its mailing address is 5500 Wayzata Boulevard, Suite 1275, Minneapolis, MN 55416.


SUBADVISOR FOR THE ADVISOR UTILITIES AND ENERGY FUND. W.H. Reaves & Co., Inc. ("Reaves") is the subadvisor for the Fund under an agreement with Strong. Under this agreement and under the supervision of the Fund's Board of Directors and Strong, Reaves provides a continuous investment program for the Fund. This means Reaves selects the securities the Fund buys and sells. However, Strong manages the Fund's cash. Reaves began

                                                                YOUR INVESTMENT


conducting business in 1961 and had over $1 billion under management as of February 29, 2004. Since 1977, its principal business has been providing continuous investment supervision to mutual funds and institutional investors such as corporations, corporate pension funds, employee savings plans, foundations, and endowments. Reaves may also act as a broker for the Advisor Utilities and Energy Fund. Reaves' mailing address is 10 Exchange Place, Jersey City, NJ 07302.


The following individuals are the Funds' Portfolio Managers.




JAMES B. BURKART manages the Advisor Technology Fund. Mr. Burkart joined Strong in November 2000 and has managed or co-managed the Advisor Technology Fund since its inception in November 2000. From August 1998 to November 2000, Mr. Burkart was an equity Portfolio Manager for Scudder Kemper Investments Inc. Mr. Burkart received his bachelor's degree in economics from Indiana University in 1969.



ROBERT J. COSTOMIRIS, CFA manages the Advisor U.S. Value Fund. He has earned the right to use the Chartered Financial Analyst designation. Mr. Costomiris joined Strong in April 2001 and has managed the Advisor U.S. Value Fund since October 2001. From May 1997 to March 2001, Mr. Costomiris was a director of research at Thomson Horstmann & Bryant Inc. Mr. Costomiris received his bachelor's degree in chemical engineering at the University of Pennsylvania in 1985 and his master's of business administration degree in finance and accounting at the University of Chicago Graduate School of Business in 1995.



LAWRENCE E. EAKIN, JR. co-manages the Advisor Large Company Core Fund. Mr. Eakin joined Strong as a Portfolio Manager in September 2002. Prior to joining Strong, Mr. Eakin served as Rockhaven's director of research since he joined the firm in February 1997. While at Rockhaven, he co-managed the Fund's predecessor, the Rockhaven Fund, since 2001. Mr. Eakin received his bachelor's degree in computer application information systems from Clarion University in 1986 and his master's degree in investment finance from Duquesne University in 1993.

YOUR INVESTMENT



WILLIAM A. FERER co-manages the Advisor Utilities and Energy Fund. He has been a portfolio manager and analyst for Reaves since 1987 and has co-managed the Advisor Utilities and Energy Fund since its inception in July 2002. He was a vice president of Reaves from 1987 to November 1997, an executive vice president of Reaves from November 1997 to February 2003, and a president of Reaves since February 2003. He has worked as a securities analyst since 1971. Mr. Ferer received his bachelor's degree from the University of Pennsylvania in 1971.



STACEY HO, CFA co-manages the Advisor International Core Fund. Ms. Ho joined Strong as a Portfolio Co-Manager in May 2001 and has earned the right to use the Chartered Financial Analyst designation. She has co-managed the Advisor International Core Fund since its inception in September 2001. From May 1997 to May 2001, Ms. Ho was a Portfolio Manager and, beginning in 2001, a managing director for international equity funds for Wells Capital Management Inc. Ms. Ho received her bachelor's degree in civil engineering from San Diego State University in 1980, her master's degree in environmental engineering from Stanford University in 1981, and her master's of business administration degree from the University of California -- Los Angeles in 1988.



DONALD M. LONGLET, CFA co-manages the Advisor U.S. Small/Mid Cap Growth Fund. Mr. Longlet has earned the right to use the Chartered Financial Analyst designation. He has co-managed the Advisor U.S. Small/Mid Growth Fund since May 2004. Mr. Longlet has been president of NCGI and a Portfolio Manager since December 1998. Mr. Longlet received his bachelor's degree in philosophy from the University of Minnesota in 1967.



MARK D. LUFTIG co-manages the Advisor Utilities and Energy Fund. He has been an analyst of Reaves since January 1995 and has co-managed the Advisor Utilities and Energy Fund since its inception in July 2002. Mr. Luftig was a vice president of Reaves from January 1995 to November 1997 and has been an executive vice president of Reaves since November 1997. Mr. Luftig received his bachelor's degree in 1958, his master's of science degree from Columbia University in 1961, and his Juris Doctorate from Columbia School of Law in 1962.

                                                                YOUR INVESTMENT



ANN M. MILETTI co-manages the Advisor Common Stock Fund. Ms. Miletti joined Strong in April 1991 and has co-managed the Advisor Common Stock Fund since October 2001. From August 1998 to September 2001, Ms. Miletti was an associate manager of equity accounts. Ms. Miletti received her bachelor's degree in education from the University of Wisconsin in 1989.



THOMAS C. OGNAR, CFA manages the Advisor Focus Fund. Mr. Ognar joined Strong in January 1998 and has earned the right to use the Chartered Financial Analyst designation. He has managed the Advisor Focus Fund since June 2003. He has been an equity Portfolio Manager since May 2002. From October 1998 to May 2002, he was a senior equity research analyst at Strong. Mr. Ognar received his bachelor's degree in finance from Miami University in 1992, his master's of science degree in finance from the University of Wisconsin-Madison in 1995, and was selected to participate in the Applied Security Analysis Program in 1995.



THOMAS J. PENCE, CFA manages the Advisor Endeavor Large Cap Fund and co-manages the Advisor Select Fund. He has earned the right to use the Chartered Financial Analyst designation. He joined Strong in October 2000 as an equity Portfolio Manager and has co-managed the Advisor Endeavor Large Cap Fund and the Advisor Select Fund since their inception in September 2001 and December 2000, respectively. From June 1992 to October 2000, Mr. Pence was an equity Portfolio Manager at Conseco Capital Management, Inc. Mr. Pence received his bachelor's degree in business from Indiana University in 1983 and his master's of business administration degree in finance from the University of Notre Dame in 1986.



THOMAS L. PRESS, CFA manages the Advisor U.S. Small/Mid Cap Growth Fund and has earned the right to use the Chartered Financial Analyst designation. Mr. Press has been chairman and chief executive officer of NCGI and a Portfolio Manager since December 1998. He has managed the Advisor U.S. Small/Mid Cap Growth Fund since its inception in March 2002. Mr. Press received his bachelor's degree in business administration from the University of Minnesota in 1979 and his master's of business administration degree in marketing from the University of St. Thomas in 1984.

YOUR INVESTMENT



WILLIAM H. REAVES is the senior co-manager of the Advisor Utilities and Energy Fund. Mr. Reaves has been chief investment officer, Portfolio Manager, and utilities analyst of Reaves since 1961. He has managed the Advisor Utilities and Energy Fund since its inception in July 2002. Mr. Reaves was president of Reaves from 1961 to February 2003; he became Chairman of Reaves in February 2003. He has worked as a utilities analyst since 1946. Mr. Reaves received his bachelor's degree from The Citadel in 1943, and his master's degree from Columbia University in 1946.



I. CHARLES RINALDI manages the Advisor Small Cap Value Fund. He joined Strong as a Portfolio Manager in November 1997 and has managed the Advisor Small Cap Value Fund since its inception in December 1997. Mr. Rinaldi received his bachelor's degree in biology from St. Michael's College in 1965 and his master's of business administration degree in finance from Babson College in 1970.



KATHERINE SCHAPIRO, CFA co-manages the Advisor International Core Fund. Ms. Schapiro has earned the right to use the Chartered Financial Analyst designation. Ms. Schapiro joined Strong in May 2001 as a Portfolio Co-Manager and has co-managed the Advisor International Core Fund since its inception in September 2001. From August 1992 to May 2001, Ms. Schapiro was a Portfolio Manager and, beginning in 1999, a managing director for international equity funds at Wells Fargo Bank and Wells Capital Management, Inc. Ms. Schapiro received her bachelor's degree in Spanish literature from Stanford University in 1981.



ROBERT E. SCOTT, CFA co-manages the Advisor U.S. Small/Mid Cap Growth Fund. Mr. Scott has earned the right to use the Chartered Financial Analyst designation. He has co-managed the Advisor U.S. Small/Mid Cap Growth Fund since May 2004 and has been an equity portfolio manager for NCGI since September 2000. From April 1994 to August 2000, Mr. Scott was employed at Investment Advisers, Inc. (IAI). While at IAI, Mr. Scott held various positions. From July 1999 to August 2000, he served as vice president and equity Portfolio Manager. From January 1996 to June 1999, he was an associate vice president and equity analyst. Mr. Scott received his bachelor's degree in government from Harvard University in 1990.

                                                                YOUR INVESTMENT



RONALD J. SORENSON co-manages the Advisor Utilities and Energy Fund. He was a vice president of Reaves from 1991 to November 2002 and executive vice president of Reaves since November 2002. He has been a Portfolio Manager of Reaves since 1991 and has co-managed the Advisor Utilities and Energy Fund since its inception in July 2002. Mr. Sorenson received his bachelor's degree from Stanford University in 1964, and his master's degree from Columbia University in 1968.



ERIK J. VOSS, CFA co-manages the Advisor Select Fund and has earned the right to use the Chartered Financial Analyst designation. He joined Strong in October 2000 and has co-managed the Advisor Select Fund since its inception in December 2000. From January 1997 to October 2000, Mr. Voss was employed at Conseco Capital Management, Inc. as a Portfolio Manager. Mr. Voss received his bachelor's degree in mathematics in 1989 and his master's degree in finance from the University of Wisconsin in 1993.



RICHARD T. WEISS co-manages the Advisor Common Stock Fund. He has managed the Advisor Common Stock Fund since March 1991. Mr. Weiss joined Strong as a Portfolio Manager in March 1991. Mr. Weiss received his bachelor's degree in business administration from the University of Southern California in 1973 and his master's of business administration degree in business from Harvard Graduate School of Business Administration in 1975. In addition, Mr. Weiss is a member of Strong's Executive Committee and vice chairman of Strong Financial Corporation.



CHRISTOPHER H. WILES, CFA co-manages the Advisor Large Company Core Fund and has earned the right to use the Chartered Financial Analyst designation. Mr. Wiles joined Strong as a Portfolio Manager in September 2002. Prior to joining Strong, Mr. Wiles was the president and founder of Rockhaven, an investment advisory firm. While at Rockhaven, he co-managed the Fund's predecessor, the Rockhaven Fund, since its inception in November 1997. He received his associate's degree in finance at Penn State University in 1979, his bachelor's degree in finance at Youngstown State University in 1982, and his master's degree of business administration degree from Cleveland State University in 1984.

YOUR INVESTMENT


OTHER IMPORTANT INFORMATION
YOU SHOULD KNOW

LEGAL AND REGULATORY MATTERS
--------------------------------------------------------------------------------

The United States Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Wisconsin Attorney General ("WAG"), and the Wisconsin Department of Financial Institutions ("WDFI") are investigating active trading of the Strong Funds by employees of Strong Capital Management, Inc. ("Strong"), including Richard S. Strong, former employee and Chairman of Strong. The Independent Directors of the Strong Funds are also investigating these matters, with the assistance of counsel and an independent consulting firm. The Independent Directors intend to obtain appropriate redress if they determine that the Strong Funds were harmed. In addition, Strong has received one or more subpoenas from the West Virginia Attorney General ("WVAG") and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Effective November 2, 2003, the Independent Directors accepted Mr. Strong's resignation as Chairman of the Strong Funds' Boards. Effective December 2, 2003, Mr. Strong resigned as Director of the Funds' Boards, as Chairman, Chief Investment Officer, and Director of Strong, and as Chairman and Director of Strong Financial Corporation, and its affiliates.



Strong is aware of a complaint filed and simultaneously settled on September 3, 2003 (the "Complaint"), by NYAG on behalf of the State of New York, against Canary Capital Partners, LLC, et al. (collectively, "Canary"), which alleges that Canary engaged in certain improper trading practices characterized as "late-day trading" and "market timing" with various mutual funds. Strong and certain Strong Funds are referenced, although not named as parties in the Complaint, with respect to the market timing allegations. On September 5, 2003, the SEC began an inquiry based on matters related to, and set forth in, the Complaint. On September 24, 2003, the WDFI asked that certain information and

                                                                YOUR INVESTMENT


documents be provided related to the matters referenced in the Complaint. Strong is currently cooperating with the NYAG, the SEC, the WAG, the WDFI, the WVAG, and other regulatory agencies with respect to their separate inquiries into these matters. On September 26, 2003, Strong announced its commitment to make appropriate reimbursement if it is determined that the transactions set forth in the Complaint adversely affected investors in the Strong Funds referenced in the Complaint. On October 30, 2003, Mr. Strong announced that he has committed to personally compensate the Strong Funds for any financial losses they may have experienced as a result of his transactions.



As of the date of this prospectus, Strong is aware of multiple class and derivative actions ("Actions") filed since September 4, 2003, with respect to the factual matters referenced in the Complaint and the subject matter of the regulatory investigations naming, among others, Strong, Strong Funds, Strong Financial Corporation, Strong


Investments, Inc., Strong affiliates, and certain of their officers and directors as defendants. These Actions have been filed in the following federal and state courts: U.S. District Court for the Southern District of New York; U.S. District Court, District of New Jersey; U.S. District Court, Eastern District of Wisconsin, Milwaukee Division; U.S. District Court, Western District of Wisconsin; Superior Court of New Jersey Law Division of Hudson; State of Wisconsin Circuit Court, Milwaukee County; State of Wisconsin Circuit Court, Waukesha County; Supreme Court of the State of New York; Superior Court of the State of California, County of Los Angeles; and U.S. District Court, District of Connecticut. On February 20, 2004, the United States Judicial Panel for Multi District Litigation ("MDL") ordered the transfer of those cases involving late trading or market timing in several mutual funds to the District of Maryland so they could be coordinated and possibly consolidated with other cases involving the same fund family. Several Actions naming Strong or one or more of its affiliates as a defendant were subject to this order, and it is expected that the MDL will soon order all or most of the other federal court Actions involving Strong to be transferred to the District of Maryland as "tag-along actions." The Actions generally

YOUR INVESTMENT


allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds' prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs' attorneys' fees and experts' fees, and/or replacement of the Board of Directors of the Strong Funds. Additional lawsuits may be filed in the same or other venues presenting allegations and demands for relief. Strong expects that any such lawsuits would contain allegations including the matters discussed in this prospectus and that the demands for relief would not materially differ from those described above.


AFFILIATED ADVISORY PROGRAMS
--------------------------------------------------------------------------------

Strong, on behalf of participants in programs managed by Strong, may invest a portion of the program's assets in any one Strong Fund that could represent a significant portion of the Fund's assets. In such instance, Strong's decision to make changes to or rebalance the program's allocations may substantially impact the Fund's performance.


INITIAL PUBLIC OFFERINGS
--------------------------------------------------------------------------------
Each Fund may participate in the initial public offering (IPO) market. However, a Fund's access to profitable IPOs may be limited. Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more-established companies. In addition, a Fund may sell its IPO investments soon after buying them, which may result in higher trading costs and adverse tax consequences. When a Fund is small, profitable IPOs may greatly increase the Fund's total returns, but the Fund is not likely to achieve the same level of performance when it grows larger.

                                                                YOUR INVESTMENT


PERCENTAGE RESTRICTIONS
--------------------------------------------------------------------------------

Each Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which each Fund may invest (Percentage Restrictions). Percentage Restrictions apply at the time a Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.



The Advisor Common Stock, Advisor Endeavor Large Cap, Advisor Large Company Core, Advisor Small Cap Value, Advisor Technology, Advisor U.S. Small/Mid Cap Growth, Advisor U.S. Value, and Advisor Utilities and Energy Funds have adopted a non-fundamental policy to provide 60-days' advance notice to shareholders if they change their strategy of investing, under normal conditions, at least 80% of their net assets in a particular type of investment, industry, country, or geographic region suggested by their name.

YOUR INVESTMENT


COMPARING THE FUNDS
--------------------------------------------------------------------------------
The following will help you to distinguish among the Funds and to determine their suitability for your investment needs:


                     Equity     Bond     Foreign
      Fund           Range      Range    Range      Focus
      --------------------------------------------------------------------
      Strong Advisor 80 to 100% 0 to 20% 0 to 25%   Small- and medium-
      Common Stock                                  capitalization growth
                                                    and value stocks
      Strong Advisor 80 to 100% 0 to 20% 0 to 25%   Large-capitalization
      Endeavor                                      growth equity
      Large Cap                                     securities
      Strong Advisor 65 to 100% 0 to 35% 0 to 25%   Small-, medium-, and
      Focus                                         large-capitalization
                                                    growth equity
                                                    securities in 30 to 40
                                                    companies
      Strong Advisor 65 to 100% 0 to 35% 65 to 100% Small-, medium-, and
      International                                 large-capitalization
      Core                                          growth and value
                                                    foreign equity
                                                    securities in
                                                    international
                                                    companies
      Strong Advisor 80 to 100% 0 to 20% 0 to 25%   Large-capitalization
      Large                                         growth and value
      Company Core                                  securities of
                                                    approximately 50
                                                    companies
      Strong Advisor 65 to 100% 0 to 35% 0 to 25%   Small-, medium-, and
      Select                                        large-capitalization
                                                    growth equity
                                                    securities in 30 to 40
                                                    companies
      ------------------------------------------------------


                                                       (continued on next page)

                                                                YOUR INVESTMENT


                    Equity     Bond     Foreign
    Fund            Range      Range    Range    Focus
    ------------------------------------------------------------------------
    Strong Advisor  80 to 100% 0 to 20% 0 to 30% Small-capitalization
    Small Cap Value                              value equity securities
    Strong Advisor  80 to 100% 0 to 20% 0 to 25% Small-, medium-, and
    Technology                                   large-capitalization
                                                 growth equity securities
                                                 in technology companies
    Strong Advisor  80 to 100% 0 to 20% 0 to 25% Small- and medium-
    U.S. Small/Mid                               capitalization growth
    Cap Growth                                   securities in U.S.
                                                 companies
    Strong Advisor  80 to 100% 0 to 20% 0 to 10% Small- , medium-, and
    U.S. Value                                   large-capitalization value
                                                 equity securities of U.S.
                                                 companies
    Strong Advisor  80 to 100% 0 to 20% 0 to 20% Small-, medium-, and
    Utilities                                    large-capitalization
    and Energy                                   growth and value equity
                                                 securities in utilities and
                                                 energy companies

--------------------------------------------------------------------------------

YOUR INVESTMENT


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This information describes the performance of the Class A, B, and C shares of each Fund for the periods shown. Certain information reflects financial results for a single Class A, B, or C share outstanding for the entire period. "Total Return" shows how much an investment in Class A, B, or C shares of a Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request.


Effective September 16, 2002, the Advisor Large Company Core Fund acquired all of the assets and assumed all of the liabilities of the Rockhaven Fund in exchange for Class A shares of the Fund, which were distributed pro rata to the shareholders of the Rockhaven Fund. Accordingly, the Fund is the successor to the Rockhaven Fund. The relevant financial highlights were derived from the financial statements of the Rockhaven Fund.

                                                                YOUR INVESTMENT


STRONG ADVISOR COMMON STOCK FUND -- CLASS A
--------------------------------------------------------------------------------

                                        Dec. 31,   Dec. 31,    Dec. 31,  Dec. 31,
SELECTED PER-SHARE DATA/(A)/              2003       2002        2001   2000/(b)(c)/
--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period     $15.87   $19.71        $20.15    $18.90
Income From Investment Operations:
  Net Investment Income (Loss)            (0.10)   (0.08)/(d)/   (0.04)    (0.00)/(e)/
  Net Realized and Unrealized Gains
   (Losses) on Investments                 6.21    (3.76)        (0.36)     1.28
--------------------------------------------------------------------------------------
  Total From Investment Operations         6.11    (3.84)        (0.40)     1.28
Less Distributions:
  From Net Investment Income                 --       --            --     (0.03)
  From Net Realized Gains                    --       --         (0.04)       --
--------------------------------------------------------------------------------------
  Total Distributions                        --       --         (0.04)    (0.03)
--------------------------------------------------------------------------------------
Net Asset Value, End of Period           $21.98   $15.87        $19.71    $20.15
======================================================================================

RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------
Total Return                             +38.5%   -19.5%         -2.0%     +6.8%
Net Assets, End of Period (In Millions)     $81      $46           $28        $0/(f)/
Ratio of Expenses to Average Net Assets
 Before Expense Offsets                    1.6%     1.6%          1.6%      1.6%*
Ratio of Expenses to Average Net Assets    1.5%     1.6%          1.6%      1.6%*
Ratio of Net Investment Income (Loss)
 to Average Net Assets                    (0.6%)   (0.5%)        (0.5%)    (0.2%)*
Portfolio Turnover Rate/(g)/              41.8%    64.9%         89.3%     95.4%


  *Calculated on an annualized basis.
(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(c)Per share data reflects a 1.233 for 1.000 share split, which occurred on March 8, 2001.
(d)Net investment income (loss) per share represents net investment income
   (loss) divided by average shares outstanding throughout the year.
(e)Amount calculated is less than $0.005.
(f)Amount is less than $500,000.
(g)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

YOUR INVESTMENT


STRONG ADVISOR COMMON STOCK FUND -- CLASS B
--------------------------------------------------------------------------------

                                        Dec. 31,   Dec. 31,    Dec. 31,  Dec. 31,
SELECTED PER-SHARE DATA/(A)/              2003       2002        2001   2000/(b)(c)/
-------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period     $15.67   $19.62        $20.16    $18.90
Income From Investment Operations:
  Net Investment Income (Loss)            (0.24)   (0.22)/(d)/   (0.09)    (0.01)
  Net Realized and Unrealized Gains
   (Losses) on Investments                 6.10    (3.73)        (0.41)     1.28
-------------------------------------------------------------------------------------
  Total From Investment Operations         5.86    (3.95)        (0.50)     1.27
Less Distributions:
  From Net Investment Income                 --       --            --     (0.01)
  From Net Realized Gains                    --       --         (0.04)       --
-------------------------------------------------------------------------------------
  Total Distributions                        --       --         (0.04)    (0.01)
-------------------------------------------------------------------------------------
Net Asset Value, End of Period           $21.53   $15.67        $19.62    $20.16
=====================================================================================

RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------
Total Return                             +37.4%   -20.1%         -2.5%     +6.8%
Net Assets, End of Period (In Millions)     $39      $24           $16        $0/(e)/
Ratio of Expenses to Average Net Assets
 Before Expense Offsets                    2.4%     2.4%          2.5%      2.0%*
Ratio of Expenses to Average Net Assets    2.3%     2.4%          2.3%      2.0%*
Ratio of Net Investment Income (Loss)
 to Average Net Assets                    (1.4%)   (1.3%)        (1.1%)    (0.6%)*
Portfolio Turnover Rate/(f)/              41.8%    64.9%         89.3%     95.4%


  *Calculated on an annualized basis.
(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(c)Per share data reflects a 1.233 for 1.000 share split, which occurred on March 8, 2001.
(d)Net investment income (loss) per share represents net investment income
   (loss) divided by average shares outstanding throughout the year.
(e)Amount is less than $500,000.
(f)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                                YOUR INVESTMENT


STRONG ADVISOR COMMON STOCK FUND -- CLASS C
--------------------------------------------------------------------------------

                                        Dec. 31,   Dec. 31,    Dec. 31,  Dec. 31,
SELECTED PER-SHARE DATA/(A)/              2003       2002        2001   2000/(b)(c)/
-------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period     $15.68   $19.62        $20.16    $18.90
Income From Investment Operations:
  Net Investment Income (Loss)            (0.25)   (0.22)/(d)/   (0.09)    (0.01)
  Net Realized and Unrealized Gains
   (Losses) on Investments                 6.10    (3.72)        (0.41)     1.28
-------------------------------------------------------------------------------------
  Total From Investment Operations         5.85    (3.94)        (0.50)     1.27
Less Distributions:
  From Net Investment Income                 --       --            --     (0.01)
  From Net Realized Gains                    --       --         (0.04)       --
-------------------------------------------------------------------------------------
  Total Distributions                        --       --         (0.04)    (0.01)
-------------------------------------------------------------------------------------
Net Asset Value, End of Period           $21.53   $15.68        $19.62    $20.16
=====================================================================================

RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------
Total Return                             +37.3%   -20.1%         -2.5%     +6.8%
Net Assets, End of Period (In Millions)     $34      $23           $15        $0/(e)/
Ratio of Expenses to Average Net Assets
 Before Expense Offsets                    2.4%     2.4%          2.4%      2.0%*
Ratio of Expenses to Average Net Assets    2.3%     2.4%          2.2%      2.0%*
Ratio of Net Investment Income (Loss)
 to Average Net Assets                    (1.4%)   (1.3%)        (1.1%)    (0.6%)*
Portfolio Turnover Rate/(f)/              41.8%    64.9%         89.3%     95.4%


  *Calculated on an annualized basis.
(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(c)Per share data reflects a 1.233 for 1.000 share split, which occurred on March 8, 2001.
(d)Net investment income (loss) per share represents net investment income
   (loss) divided by average shares outstanding throughout the year.
(e)Amount is less than $500,000.
(f)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

YOUR INVESTMENT


STRONG ADVISOR ENDEAVOR LARGE CAP FUND -- CLASS A
--------------------------------------------------------------------------------

                                                   Dec. 31,      Dec. 31,     Dec. 31,
SELECTED PER-SHARE DATA/(A)/                         2003          2002       2001/(b)/
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $ 7.55        $10.59        $10.00
Income From Investment Operations:
  Net Investment Income (Loss)                     (0.07)/(c)/   (0.10)/(c)/   (0.01)
  Net Realized and Unrealized Gains (Losses)
   on Investments                                   2.60         (2.94)         0.86/(d)/
-----------------------------------------------------------------------------------------
  Total From Investment Operations                  2.53         (3.04)         0.85
Less Distributions:
  From Net Realized Gains                             --            --         (0.26)
-----------------------------------------------------------------------------------------
  Total Distributions                                 --            --         (0.26)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $10.08        $ 7.55        $10.59
=========================================================================================

RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------
Total Return                                      +33.5%        -28.7%         +8.5%
Net Assets, End of Period (In Millions)              $37           $28           $28
Ratio of Expenses to Average Net Assets
 Before Expense Offsets                             1.7%          2.0%          2.4%*
Ratio of Expenses to Average Net Assets             1.6%          2.0%          2.4%*
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                        (0.9%)        (1.2%)        (1.1%)*
Portfolio Turnover Rate/(e)/                      234.1%        420.4%         54.0%


  *Calculated on an annualized basis.
(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

(b)For the period from September 28, 2001 (commencement of class) to December 31, 2001.

(c)Net investment income (loss) per share represents net investment income
   (loss) divided by average shares outstanding throughout the year.
(d)The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
(e)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                                YOUR INVESTMENT


STRONG ADVISOR ENDEAVOR LARGE CAP FUND -- CLASS B
--------------------------------------------------------------------------------

                                                   Dec. 31,      Dec. 31,     Dec. 31,
SELECTED PER-SHARE DATA/(A)/                         2003          2002       2001/(b)/
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $7.51        $10.57        $10.00
Income From Investment Operations:
  Net Investment Income (Loss)                     (0.12)/(c)/   (0.12)/(c)/   (0.04)
  Net Realized and Unrealized Gains (Losses)
   on Investments                                   2.58         (2.94)         0.87/(d)/
-----------------------------------------------------------------------------------------
  Total From Investment Operations                  2.46         (3.06)         0.83
Less Distributions:
  From Net Realized Gains                             --            --         (0.26)
-----------------------------------------------------------------------------------------
  Total Distributions                                 --            --         (0.26)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $9.97        $ 7.51        $10.57
=========================================================================================

RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------
Total Return                                      +32.8%        -29.0%         +8.3%
Net Assets, End of Period (In Millions)               $1            $0/(e)/       $0/(e)/
Ratio of Expenses to Average Net Assets
 Before Expense Offsets                             2.5%          4.7%          2.7%*
Ratio of Expenses to Average Net Assets             2.1%          2.2%          2.6%*
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                        (1.3%)        (1.4%)        (1.6%)*
Portfolio Turnover Rate/(f)/                      234.1%        420.4%         54.0%


  *Calculated on an annualized basis.
(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

(b)For the period from September 28, 2001 (commencement of class) to December 31, 2001.

(c)Net investment income (loss) per share represents net investment income
   (loss) divided by average shares outstanding throughout the year.
(d)The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
(e)Amount is less than $500,000.
(f)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

YOUR INVESTMENT


STRONG ADVISOR ENDEAVOR LARGE CAP FUND -- CLASS C
--------------------------------------------------------------------------------

                                                   Dec. 31,      Dec. 31,     Dec. 31,
SELECTED PER-SHARE DATA/(A)/                         2003          2002       2001/(b)/
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $7.51        $10.57        $10.00
Income From Investment Operations:
  Net Investment Income (Loss)                     (0.12)/(c)/   (0.13)/(c)/   (0.04)
  Net Realized and Unrealized Gains (Losses)
   on Investments                                   2.58         (2.93)         0.87/(d)/
-----------------------------------------------------------------------------------------
  Total From Investment Operations                  2.46         (3.06)         0.83
Less Distributions:
  From Net Realized Gains                             --            --         (0.26)
-----------------------------------------------------------------------------------------
  Total Distributions                                 --            --         (0.26)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $9.97        $ 7.51        $10.57
=========================================================================================

RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------
Total Return                                      +32.8%        -29.0%         +8.3%
Net Assets, End of Period (In Millions)               $0/(e)/       $0/(e)/       $0/(e)/
Ratio of Expenses to Average Net Assets
 Before Expense Offsets                             2.6%          4.2%          2.7%*
Ratio of Expenses to Average Net Assets             2.1%          2.3%          2.6%*
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                        (1.4%)        (1.5%)        (1.6%)*
Portfolio Turnover Rate/(f)/                      234.1%        420.4%         54.0%

  *Calculated on an annualized basis.
(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

(b)For the period from September 28, 2001 (commencement of class) to December 31, 2001.

(c)Net investment income (loss) per share represents net investment income
   (loss) divided by average shares outstanding throughout the year.
(d)The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
(e)Amount is less than $500,000.
(f)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                                YOUR INVESTMENT

STRONG ADVISOR FOCUS FUND -- CLASS A
--------------------------------------------------------------------------------

                                          Dec. 31,      Dec. 31,    Dec. 31, Dec. 31,
SELECTED PER-SHARE DATA/(A)/                2003          2002        2001   2000/(b)/
--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period      $4.79         $6.62        $10.26   $10.00
Income From Investment Operations:
  Net Investment Income (Loss)            (0.05)/(c)/   (0.10)/(c)/   (0.07)   (0.01)
  Net Realized and Unrealized Gains
   (Losses) on Investments                 1.25         (1.73)        (3.57)    0.27
--------------------------------------------------------------------------------------
  Total From Investment Operations         1.20         (1.83)        (3.64)    0.26
Less Distributions:
  From Net Investment Income                 --            --            --       --
  Total Distributions                        --            --            --       --
--------------------------------------------------------------------------------------
Net Asset Value, End of Period            $5.99         $4.79        $ 6.62   $10.26
======================================================================================

RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------
Total Return                             +25.1%        -27.6%        -35.5%    +2.6%
Net Assets, End of Period (In Millions)      $2            $2            $5       $1
Ratio of Expenses to Average Net Assets
 Before Expense Offsets                    3.0%          2.9%          3.4%     7.3%*
Ratio of Expenses to Average Net Assets    1.3%          2.1%          1.5%     2.4%*
Ratio of Net Investment Income (Loss)
 to Average Net Assets                    (1.0%)        (1.7%)        (0.9%)   (1.0%)*
Portfolio Turnover Rate/(d)/             248.9%        350.1%        605.7%    45.1%

  *Calculated on an annualized basis.
(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(c)Net investment income (loss) per share represents net investment income
   (loss) divided by average shares outstanding throughout the year.
(d)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

YOUR INVESTMENT


STRONG ADVISOR FOCUS FUND -- CLASS B
--------------------------------------------------------------------------------

                                          Dec. 31,      Dec. 31,    Dec. 31,  Dec. 31,
SELECTED PER-SHARE DATA(A)                  2003          2002        2001    2000/(b)/
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period      $4.73         $6.55        $10.23   $10.00
Income From Investment Operations:
  Net Investment Income (Loss)            (0.09)/(c)/   (0.11)/(c)/   (0.08)   (0.01)
  Net Realized and Unrealized Gains
   (Losses) on Investments                 1.23         (1.71)        (3.60)    0.24
-----------------------------------------------------------------------------------------
  Total From Investment Operations         1.14         (1.82)        (3.68)    0.23
Less Distributions:
  From Net Investment Income                 --            --            --       --
  Total Distributions                        --            --            --       --
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period            $5.87         $4.73        $ 6.55   $10.23
=========================================================================================

RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------
Total Return                             +24.1%        -27.8%        -36.0%    +2.3%
Net Assets, End of Period (In Millions)      $1            $1            $2       $0/(d)/
Ratio of Expenses to Average Net Assets
 Before Expense Offsets                    3.9%          4.1%          4.6%     8.1%*
Ratio of Expenses to Average Net Assets    2.0%          2.4%          2.4%     3.1%*
Ratio of Net Investment Income (Loss)
 to Average Net Assets                    (1.7%)        (2.0%)        (1.7%)   (1.6%)*
Portfolio Turnover Rate(e)               248.9%        350.1%        605.7%    45.1%


  *Calculated on an annualized basis.
(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(c)Net investment income (loss) per share represents net investment income
   (loss) divided by average shares outstanding throughout the year.
(d)Amount is less than $500,000.
(e)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                                YOUR INVESTMENT

STRONG ADVISOR FOCUS FUND -- CLASS C
--------------------------------------------------------------------------------

                                          Dec. 31,      Dec. 31,    Dec. 31,  Dec. 31,
SELECTED PER-SHARE DATA/(A)/                2003          2002        2001    2000/(b)/
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period      $4.73         $6.55        $10.23   $10.00
Income From Investment Operations:
  Net Investment Income (Loss)            (0.09)/(c)/   (0.11)/(c)/   (0.09)   (0.02)
  Net Realized and Unrealized Gains
   (Losses) on Investments                 1.23         (1.71)        (3.59)    0.25
-----------------------------------------------------------------------------------------
  Total From Investment Operations         1.14         (1.82)        (3.68)    0.23
Less Distributions:
  From Net Investment Income                 --            --            --       --
-----------------------------------------------------------------------------------------
  Total Distributions                        --            --            --       --
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period            $5.87         $4.73        $ 6.55   $10.23
=========================================================================================

RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------
Total Return                             +24.1%        -27.8%        -36.0%    +2.3%
Net Assets, End of Period (In Millions)      $0/(d)/       $0/(d)/       $1       $0/(d)/
Ratio of Expenses to Average Net Assets
 Before Expense Offsets                    3.8%          3.9%          4.3%     8.1%*
Ratio of Expenses to Average Net Assets    1.9%          2.4%          2.4%     4.5%*
Ratio of Net Investment Income (Loss)
 to Average Net Assets                    (1.6%)        (2.0%)        (1.7%)   (2.7%)*
Portfolio Turnover Rate/(e)/             248.9%        350.1%        605.7%    45.1%

  *Calculated on an annualized basis.
(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(c)Net investment income (loss) per share represents net investment income
   (loss) divided by average shares outstanding throughout the year.
(d)Amount is less than $500,000.
(e)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

YOUR INVESTMENT


STRONG ADVISOR INTERNATIONAL CORE FUND -- CLASS A
--------------------------------------------------------------------------------

                                                  Dec. 31,      Dec. 31,     Dec. 31,
SELECTED PER-SHARE DATA/(A)/                        2003          2002       2001/(b)/
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $ 8.84       $10.41        $10.00
Income From Investment Operations:
  Net Investment Income (Loss)                      0.18/(c)/   (0.06)/(c)/   (0.03)
  Net Realized and Unrealized Gains (Losses)
   on Investments                                   2.59        (1.51)         0.44
----------------------------------------------------------------------------------------
  Total From Investment Operations                  2.77        (1.57)         0.41
Less Distributions:
  From Net Investment Income                       (0.14)          --            --
----------------------------------------------------------------------------------------
  Total Distributions                              (0.14)          --            --
----------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $11.47       $ 8.84        $10.41
========================================================================================

RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------
Total Return                                      +31.4%       -15.1%         +4.1%
Net Assets, End of Period (In Millions)               $1           $0/(d)/       $0/(d)/
Ratio of Expenses to Average Net Assets
 Before Expense Offsets                             7.7%        52.4%          2.2%*
Ratio of Expenses to Average Net Assets             0.0%/(e)/    2.2%          2.2%*
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                         1.8%        (0.6%)        (1.1%)*
Portfolio Turnover Rate/(f)/                       88.1%        46.9%          4.0%


  *Calculated on an annualized basis.
(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

(b)For the period from September 28, 2001 (commencement of class) to December 31, 2001.

(c)Net investment income (loss) per share represents net investment income
   (loss) divided by average shares outstanding throughout the year.
(d)Amount is less than $500,000.
(e)Amount calculated is less than 0.05%.
(f)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                                YOUR INVESTMENT

STRONG ADVISOR INTERNATIONAL CORE FUND -- CLASS B
--------------------------------------------------------------------------------

                                                  Dec. 31,      Dec. 31,     Dec. 31,
SELECTED PER-SHARE DATA/(A)/                        2003          2002       2001/(b)/
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $ 8.82       $10.40        $10.00
Income From Investment Operations:
  Net Investment Income (Loss)                      0.20/(c)/   (0.08)/(c)/   (0.04)
  Net Realized and Unrealized Gains (Losses)
   on Investments                                   2.58        (1.50)         0.44
----------------------------------------------------------------------------------------
  Total From Investment Operations                  2.78        (1.58)         0.40
Less Distributions:
  From Net Investment Income                       (0.15)          --            --
----------------------------------------------------------------------------------------
  Total Distributions                              (0.15)          --            --
----------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $11.45       $ 8.82        $10.40
========================================================================================

RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------
Total Return                                      +31.6%       -15.2%         +4.0%
Net Assets, End of Period (In Millions)               $1           $0/(d)/       $0/(d)/
Ratio of Expenses to Average Net Assets
 Before Expense Offsets                             8.6%        52.0%          3.0%*
Ratio of Expenses to Average Net Assets             0.0%/(e)/    2.4%          2.7%*
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                         2.0%        (0.8%)        (1.6%)*
Portfolio Turnover Rate/(f)/                       88.1%        46.9%          4.0%


  *Calculated on an annualized basis.
(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

(b)For the period from September 28, 2001 (commencement of class) to December 31, 2001.

(c)Net investment income (loss) per share represents net investment income
   (loss) divided by average shares outstanding throughout the year.
(d)Amount is less than $500,000.
(e)Amount calculated is less than 0.05%.
(f)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

YOUR INVESTMENT


STRONG ADVISOR INTERNATIONAL CORE FUND -- CLASS C
--------------------------------------------------------------------------------

                                                  Dec. 31,      Dec. 31,     Dec. 31,
SELECTED PER-SHARE DATA/(A)/                        2003          2002       2001/(b)/
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $ 8.82       $10.40        $10.00
Income From Investment Operations:
  Net Investment Income (Loss)                      0.21/(c)/   (0.06)/(c)/   (0.04)
  Net Realized and Unrealized Gains (Losses)
   on Investments                                   2.57        (1.52)         0.44
----------------------------------------------------------------------------------------
  Total From Investment Operations                  2.78        (1.58)         0.40
Less Distributions:
  From Net Investment Income                       (0.17)          --            --
----------------------------------------------------------------------------------------
  Total Distributions                              (0.17)          --            --
----------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $11.43       $ 8.82        $10.40
========================================================================================

RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------
Total Return                                      +31.5%       -15.2%         +4.0%
Net Assets, End of Period (In Millions)               $0/(d)/      $0/(d)/       $0/(d)/
Ratio of Expenses to Average Net Assets
 Before Expense Offsets                             8.4%        52.5%          3.0%*
Ratio of Expenses to Average Net Assets             0.0%/(e)/    2.4%          2.7%*
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                         2.1%        (0.7%)        (1.6%)*
Portfolio Turnover Rate/(f)/                       88.1%        46.9%          4.0%


  *Calculated on an annualized basis.
(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

(b)For the period from September 28, 2001 (commencement of class) to December 31, 2001.

(c)Net investment income (loss) per share represents net investment income
   (loss) divided by average shares outstanding throughout the year.
(d)Amount is less than $500,000.
(e)Amount calculated is less than 0.05%.
(f)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                                YOUR INVESTMENT

STRONG ADVISOR LARGE COMPANY CORE FUND -- CLASS A
--------------------------------------------------------------------------------

                                Dec. 31,       Dec. 31,   Sep. 30,  Sep. 30, Sep. 30, Sep. 30,
SELECTED PER-SHARE DATA/(A)/      2003        2002/(b)/   2002/(c)/   2001     2000     1999
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                    $ 8.81           $8.24        $9.65    $14.67   $11.72   $ 9.71
Income From Investment
 Operations:
  Net Investment Income        (0.00)/(d)(e)/   0.01/(e)/    0.07      0.12     0.14     0.09
  Net Realized and
   Unrealized Gains
   (Losses) on Investments      2.02            0.57        (1.10)    (3.79)    3.26     2.03
----------------------------------------------------------------------------------------------
  Total From Investment
   Operations                   2.02            0.58        (1.03)    (3.67)    3.40     2.12
Less Distributions:
  From Net Investment
   Income                      (0.01)          (0.01)       (0.05)    (0.12)   (0.14)   (0.11)
  From Net Realized Gains      (0.01)             --        (0.33)    (1.23)   (0.31)      --
----------------------------------------------------------------------------------------------
  Total Distributions          (0.02)          (0.01)       (0.38)    (1.35)   (0.45)   (0.11)
----------------------------------------------------------------------------------------------
Net Asset Value, End
 of Period                    $10.81           $8.81        $8.24    $ 9.65   $14.67   $11.72
=============================================================================================

RATIOS AND
SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------
Total Return                  +22.9%           +7.0%       -11.5%    -26.4%   +29.5%   +21.9%
Net Assets, End of Period
 (In Millions)                   $67              $9           $6        $4       $5       $3
Ratio of Expenses to
 Average Net Assets
 Before Expense Offsets         1.7%            3.1%*        3.7%      4.7%     3.8%     4.6%
Ratio of Expenses to
 Average Net Assets             1.5%            1.5%*        1.5%      1.5%     1.5%     1.5%
Ratio of Net Investment
 Income to Average
 Net Assets                    (0.0%)/(d)/      0.1%*        0.8%      1.0%     1.1%     0.8%
Portfolio Turnover Rate/(f)/  148.2%           36.4%       190.4%    221.6%   142.7%   113.4%



  *Calculated on an annualized basis.

(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)In 2002, the Fund changed its fiscal year-end from September to December.
(c)Effective September 5, 2002, Strong Capital Management, Inc. assumed the investment advisory responsibilities from Rockhaven Asset Management, LLC.

(d)Amount calculated is less than $0.005 or 0.05%.

(e)Net investment income (loss) per share represents net investment income
   (loss) divided by average shares outstanding throughout the year.
(f)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

YOUR INVESTMENT


STRONG ADVISOR LARGE COMPANY CORE FUND -- CLASS B
--------------------------------------------------------------------------------

                                                                 Dec. 31,     Dec. 31,
SELECTED PER-SHARE DATA/(A)/                                       2003       2002/(b)/
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $ 8.79        $8.21
Income From Investment Operations:
  Net Investment Income                                          (0.10)/(c)/  (0.02)/(c)/
  Net Realized and Unrealized Gains on Investments                2.01         0.60
-----------------------------------------------------------------------------------------
  Total From Investment Operations                                1.91         0.58
Less Distributions:
  From Net Investment Income                                     (0.00)/(d)/     --
  From Net Realized Gains                                        (0.01)          --
-----------------------------------------------------------------------------------------
  Total Distributions                                            (0.01)          --
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $10.69        $8.79
=========================================================================================

RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------
Total Return                                                    +21.7%        +7.1%
Net Assets, End of Period (In Millions)                             $8           $0/(e)/
Ratio of Expenses to Average Net Assets Before Expense Offsets    2.5%         4.2%*
Ratio of Expenses to Average Net Assets                           2.4%         2.5%*
Ratio of Net Investment Income to Average Net Assets             (1.0%)       (0.2%)*
Portfolio Turnover Rate/(f)/                                    148.2%        36.4%


  *Calculated on an annualized basis.
(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

(b)For the period from September 30, 2002 (commencement of class) to December 31, 2002.


(c)Net investment income (loss) per share represents net investment income
   (loss) divided by average shares outstanding throughout the year.

(d)Amount calculated is less than $0.005 .

(e)Amount is less than $500,000.


(f)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                                YOUR INVESTMENT

STRONG ADVISOR LARGE COMPANY CORE FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                 Dec. 31,     Dec. 31,
SELECTED PER-SHARE DATA/(A)/                                       2003       2002/(b)/
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $ 8.79        $8.21
Income From Investment Operations:
  Net Investment Income (Loss)                                   (0.10)/(c)/  (0.02)/(c)/
  Net Realized and Unrealized Gains (Losses) on Investments       2.01         0.60
-----------------------------------------------------------------------------------------
  Total From Investment Operations                                1.91         0.58
Less Distributions:
  From Net Investment Income                                        --        (0.00)/(d)/
  From Net Realized Gains (Losses)                               (0.01)          --
-----------------------------------------------------------------------------------------
  Total Distributions                                            (0.01)       (0.00)/(d)/
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $10.69        $8.79
=========================================================================================

RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------
Total Return                                                    +21.7%        +7.1%
Net Assets, End of Period (In Millions)                             $6           $0/(e)/
Ratio of Expenses to Average Net Assets Before Expense Offsets    2.5%         4.2%*
Ratio of Expenses to Average Net Assets                           2.4%         2.5%*
Ratio of Net Investment Income to Average Net Assets             (1.0%)       (0.2%)*
Portfolio Turnover Rate/(f)/                                    148.2%        36.4%


  *Calculated on an annualized basis.
(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

(b)For the period from September 30, 2002 (commencement of class) to December 31, 2002.


(c)Net investment income (loss) per share represents net investment income
   (loss) divided by average shares outstanding throughout the year.


(d)Amount calculated is less than $0.005.




(e)Amount is less than $500,000.


(f)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

YOUR INVESTMENT


STRONG ADVISOR SELECT FUND -- CLASS A
--------------------------------------------------------------------------------

                                                   Dec. 31,      Dec. 31,      Dec. 31,
SELECTED PER-SHARE DATA/(A)/                         2003          2002          2001
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $6.10         $7.99        $10.00
Income From Investment Operations:
  Net Investment Income (Loss)                     (0.07)/(b)/   (0.07)/(b)/   (0.01)
  Net Realized and Unrealized Gains (Losses)
   on Investments                                   2.33         (1.81)        (2.00)/(c)/
------------------------------------------------------------------------------------------
  Total From Investment Operations                  2.26         (1.88)        (2.01)
Less Distributions:
  From Net Realized Gains                             --         (0.01)           --
------------------------------------------------------------------------------------------
  Total Distributions                                 --         (0.01)           --
------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $8.36         $6.10        $ 7.99
==========================================================================================

RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
Total Return                                      +37.1%        -23.5%        -20.1%
Net Assets, End of Period (In Millions)              $81           $56           $57
Ratio of Expenses to Average Net Assets
 Before Expense Offsets                             1.6%          1.6%          4.4%
Ratio of Expenses to Average Net Assets             1.6%          1.6%          1.7%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                        (1.0%)        (1.1%)        (0.8%)
Portfolio Turnover Rate/(d)/                      243.6%        437.3%        359.7%

(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)Net investment income (loss) per share represents net investment income
   (loss) divided by average shares outstanding throughout the year.
(c)The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
(d)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                                YOUR INVESTMENT

STRONG ADVISOR SELECT FUND -- CLASS B
--------------------------------------------------------------------------------

                                                   Dec. 31,      Dec. 31,      Dec. 31,
SELECTED PER-SHARE DATA/(A)/                         2003          2002          2001
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $6.02         $7.94        $10.00
Income From Investment Operations:
  Net Investment Income (Loss)                     (0.12)/(b)/   (0.12)/(b)/   (0.09)
  Net Realized and Unrealized Gains (Losses)
   on Investments                                   2.28         (1.79)        (1.97)/(c)/
------------------------------------------------------------------------------------------
  Total From Investment Operations                  2.16         (1.91)        (2.06)
Less Distributions:
  From Net Realized Gains                             --         (0.01)           --
------------------------------------------------------------------------------------------
  Total Distributions                                 --         (0.01)           --
------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $8.18         $6.02        $ 7.94
==========================================================================================

RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
Total Return                                      +35.9%        -24.0%        -20.6%
Net Assets, End of Period (In Millions)               $1            $0/(d)/       $0/(d)/
Ratio of Expenses to Average Net Assets
 Before Expense Offsets                             2.4%          2.4%         12.4%
Ratio of Expenses to Average Net Assets             2.3%          2.4%          2.5%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                        (1.8%)        (1.9%)        (1.7%)
Portfolio Turnover Rate/(e)/                      243.6%        437.3%        359.7%

(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)Net investment income (loss) per share represents net investment income
   (loss) divided by average shares outstanding throughout the year.
(c)The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
(d)Amount is less than $500,000.
(e)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

YOUR INVESTMENT


STRONG ADVISOR SELECT FUND -- CLASS C
--------------------------------------------------------------------------------

                                                   Dec. 31,      Dec. 31,      Dec. 31,
SELECTED PER-SHARE DATA/(A)/                         2003          2002          2001
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $6.02         $7.93        $10.00
Income From Investment Operations:
  Net Investment Income (Loss)                     (0.13)/(b)/   (0.12)/(b)/   (0.10)
  Net Realized and Unrealized Gains (Losses)
   on Investments                                   2.29         (1.78)        (1.97)/(c)/
------------------------------------------------------------------------------------------
  Total From Investment Operations                  2.16         (1.90)        (2.07)
Less Distributions:
  From Net Realized Gains                             --         (0.01)           --
------------------------------------------------------------------------------------------
  Total Distributions                                 --         (0.01)           --
------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $8.18         $6.02        $ 7.93
==========================================================================================

RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
Total Return                                      +35.9%        -24.0%        -20.7%
Net Assets, End of Period (In Millions)               $0/(d)/       $0/(d)/       $0/(d)/
Ratio of Expenses to Average Net Assets
 Before Expense Offsets                             2.5%          2.3%         12.8%
Ratio of Expenses to Average Net Assets             2.4%          2.3%          2.5%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                        (1.8%)        (1.8%)        (1.7%)
Portfolio Turnover Rate/(e)/                      243.6%        437.3%        359.7%




(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)Net investment income (loss) per share represents net investment income
   (loss) divided by average shares outstanding throughout the year.
(c)The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
(d)Amount is less than $500,000.
(e)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                                YOUR INVESTMENT

STRONG ADVISOR SMALL CAP VALUE FUND -- CLASS A
--------------------------------------------------------------------------------

                                          Dec. 31,     Dec. 31,      Dec. 31,      Dec. 31,
SELECTED PER-SHARE DATA/(A)/                2003         2002          2001       2000/(b)/
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period     $18.92        $20.17       $17.17        $15.36
Income From Investment Operations:
  Net Investment Income (Loss)            (0.12)/(c)/    0.03/(c)/   (0.14)/(c)/   (0.00)/(d)/
  Net Realized and Unrealized Gains
   (Losses) on Investments                 9.26         (1.28)        3.18          1.81
----------------------------------------------------------------------------------------------
  Total From Investment Operations         9.14         (1.25)        3.04          1.81
Less Distributions:
  From Net Investment Income              (0.01)           --           --            --
  From Net Realized Gains                 (0.65)           --        (0.04)           --
----------------------------------------------------------------------------------------------
  Total Distributions                     (0.66)           --        (0.04)           --
----------------------------------------------------------------------------------------------
Net Asset Value, End of Period           $27.40        $18.92       $20.17        $17.17
==============================================================================================

RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------
Total Return                             +48.5%         -6.2%       +17.7%        +11.8%
Net Assets, End of Period (In Millions)    $674          $335         $169            $1
Ratio of Expenses to Average Net Assets
 Before Expense Offsets                    1.6%          1.6%         1.6%          1.6%*
Ratio of Expenses to Average Net Assets    1.5%          1.6%         1.6%          1.6%*
Ratio of Net Investment Income (Loss)
 to Average Net Assets                    (0.5%)         0.1%        (0.7%)        (0.8%)*
Portfolio Turnover Rate/(e)/              30.2%         28.2%        42.0%         60.3%


  *Calculated on an annualized basis.
(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(c)Net investment income (loss) per share represents net investment income
   (loss) divided by average shares outstanding throughout the year.
(d)Amount calculated is less than $0.005.
(e)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

YOUR INVESTMENT


STRONG ADVISOR SMALL CAP VALUE FUND -- CLASS B
--------------------------------------------------------------------------------

                                          Dec. 31,      Dec. 31,      Dec. 31,     Dec. 31,
SELECTED PER-SHARE DATA/(A)/                2003          2002          2001       2000/(b)/
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period     $18.66        $20.05        $17.16        $15.36
Income From Investment Operations:
  Net Investment Income (Loss)            (0.29)/(c)/   (0.14)/(c)/   (0.25)/(c)/   (0.01)
  Net Realized and Unrealized Gains
   (Losses) on Investments                 9.08         (1.25)         3.18          1.81
----------------------------------------------------------------------------------------------
  Total From Investment Operations         8.79         (1.39)         2.93          1.80
Less Distributions:
  From Net Investment Income              (0.01)           --            --            --
  From Net Realized Gains                 (0.65)           --         (0.04)           --
----------------------------------------------------------------------------------------------
  Total Distributions                     (0.66)           --         (0.04)           --
----------------------------------------------------------------------------------------------
Net Asset Value, End of Period           $26.79        $18.66        $20.05        $17.16
==============================================================================================

RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------
Total Return                             +47.3%         -6.9%        +17.1%        +11.7%
Net Assets, End of Period (In Millions)    $126           $76           $40            $0/(d)/
Ratio of Expenses to Average Net Assets
 Before Expense Offsets                    2.4%          2.4%          2.5%          2.0%*
Ratio of Expenses to Average Net Assets    2.4%          2.4%          2.3%          1.8%*
Ratio of Net Investment Income (Loss)
 to Average Net Assets                    (1.4%)        (0.7%)        (1.4%)        (0.8%)*
Portfolio Turnover Rate/(e)/              30.2%         28.2%         42.0%         60.3%


  *Calculated on an annualized basis.
(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(c)Net investment income (loss) per share represents net investment income
   (loss) divided by average shares outstanding throughout the year.
(d)Amount is less than $500,000.
(e)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                                YOUR INVESTMENT

STRONG ADVISOR SMALL CAP VALUE FUND -- CLASS C
--------------------------------------------------------------------------------

                                          Dec. 31,      Dec. 31,      Dec. 31,     Dec. 31,
SELECTED PER-SHARE DATA/(A)/                2003          2002          2001       2000/(b)/
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period     $18.68        $20.07        $17.17        $15.36
Income From Investment Operations:
  Net Investment Income (Loss)            (0.28)/(c)/   (0.13)/(c)/   (0.24)/(c)/   (0.01)
  Net Realized and Unrealized Gains
   (Losses) on Investments                 9.09         (1.26)         3.18          1.82
----------------------------------------------------------------------------------------------
  Total From Investment Operations         8.81         (1.39)         2.94          1.81
Less Distributions:
  From Net Investment Income              (0.01)           --            --            --
  From Net Realized Gains                 (0.65)           --         (0.04)           --
----------------------------------------------------------------------------------------------
  Total Distributions                     (0.66)           --         (0.04)           --
----------------------------------------------------------------------------------------------
Net Asset Value, End of Period           $26.83        $18.68        $20.07        $17.17
==============================================================================================

RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------
Total Return                             +47.3%         -6.9%        +17.1%        +11.8%
Net Assets, End of Period (In Millions)    $159           $98           $38            $0/(d)/
Ratio of Expenses to Average Net Assets
 Before Expense Offsets                    2.3%          2.4%          2.4%          2.0%*
Ratio of Expenses to Average Net Assets    2.3%          2.4%          2.2%          1.8%*
Ratio of Net Investment Income (Loss)
 to Average Net Assets                    (1.3%)        (0.6%)        (1.4%)        (0.7%)*
Portfolio Turnover Rate/(e)/              30.2%         28.2%         42.0%         60.3%


  *Calculated on an annualized basis.
(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(c)Net investment income (loss) per share represents net investment income
   (loss) divided by average shares outstanding throughout the year.
(d)Amount is less than $500,000.
(e)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

YOUR INVESTMENT

STRONG ADVISOR TECHNOLOGY FUND -- CLASS A
--------------------------------------------------------------------------------

                                          Dec. 31,      Dec. 31,    Dec. 31,  Dec. 31,
SELECTED PER-SHARE DATA/(A)/                2003          2002        2001    2000/(b)/
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period      $4.24         $7.22         $9.27   $10.00
Income From Investment Operations:
  Net Investment Income (Loss)            (0.10)/(c)/   (0.11)/(c)/   (0.05)   (0.05)
  Net Realized and Unrealized Gains
   (Losses) on Investments                 3.29         (2.87)        (1.99)   (0.68)
-----------------------------------------------------------------------------------------
  Total From Investment Operations         3.19         (2.98)        (2.04)   (0.73)
Less Distributions:
  From Net Realized Gains                    --            --         (0.01)      --
-----------------------------------------------------------------------------------------
  Total Distributions                        --            --         (0.01)      --
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period            $7.43         $4.24         $7.22   $ 9.27
=========================================================================================

RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------
Total Return                             +75.2%        -41.3%        -22.0%    -7.3%
Net Assets, End of Period (In Millions)      $1            $1            $2       $0/(d)/
Ratio of Expenses to Average Net Assets
 Before Expense Offsets                    3.6%          3.3%          7.0%    17.2%*
Ratio of Expenses to Average Net Assets    2.2%          2.3%          1.6%     9.5%*
Ratio of Net Investment Income (Loss)
 to Average Net Assets                    (1.8%)        (2.1%)        (1.0%)   (8.2%)*
Portfolio Turnover Rate/(e)/             184.5%        136.5%        157.9%    49.3%

  *Calculated on an annualized basis.
(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(c)Net investment income (loss) per share represents net investment income
   (loss) divided by average shares outstanding throughout the year.
(d)Amount is less than $500,000.
(e)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                                YOUR INVESTMENT

STRONG ADVISOR TECHNOLOGY FUND -- CLASS B
--------------------------------------------------------------------------------

                                          Dec. 31,      Dec. 31,     Dec. 31,     Dec. 31,
SELECTED PER-SHARE DATA/(A)/                2003          2002         2001       2000/(b)/
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period      $4.17         $7.13         $9.26       $10.00
Income From Investment Operations:
  Net Investment Income (Loss)            (0.11)/(c)/   (0.11)/(c)/   (0.09)       (0.08)
  Net Realized and Unrealized Gains
   (Losses) on Investments                 3.26         (2.85)        (2.03)       (0.66)
---------------------------------------------------------------------------------------------
  Total From Investment Operations         3.15         (2.96)        (2.12)       (0.74)
Less Distributions:
  From Net Realized Gains                    --            --         (0.01)          --
---------------------------------------------------------------------------------------------
  Total Distributions                        --            --         (0.01)          --
---------------------------------------------------------------------------------------------
Net Asset Value, End of Period            $7.32         $4.17         $7.13       $ 9.26
=============================================================================================

RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------
Total Return                             +75.5%        -41.5%        -22.9%        -7.4%
Net Assets, End of Period (In Millions)      $1            $0/(d)/       $0/(d)/      $0/(d)/
Ratio of Expenses to Average Net Assets
 Before Expense Offsets                    4.5%          4.5%          9.3%        17.3%*
Ratio of Expenses to Average Net Assets    2.2%          2.4%          2.5%        11.1%*
Ratio of Net Investment Income (Loss)
 to Average Net Assets                    (1.7%)        (2.2%)        (1.9%)       (9.7%)*
Portfolio Turnover Rate/(e)/             184.5%        136.5%        157.9%        49.3%

  *Calculated on an annualized basis.
(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(c)Net investment income (loss) per share represents net investment income
   (loss) divided by average shares outstanding throughout the year.
(d)Amount is less than $500,000.
(e)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

YOUR INVESTMENT


STRONG ADVISOR TECHNOLOGY FUND -- CLASS C
--------------------------------------------------------------------------------

                                           Dec. 31,      Dec. 31,    Dec. 31,  Dec. 31,
SELECTED PER-SHARE DATA/(A)/                 2003          2002        2001    2000/(b)/
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $4.16         $7.11         $9.26   $10.00
Income From Investment Operations:
  Net Investment Income (Loss)             (0.10)/(c)/   (0.12)/(c)/   (0.09)   (0.08)
  Net Realized and Unrealized Gains
   (Losses) on Investments                  3.24         (2.83)        (2.05)   (0.66)
------------------------------------------------------------------------------------------
  Total From Investment Operations          3.14         (2.95)        (2.14)   (0.74)
Less Distributions:
  From Net Realized Gains                     --            --         (0.01)      --
------------------------------------------------------------------------------------------
  Total Distributions                         --            --         (0.01)      --
------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $7.30         $4.16         $7.11   $ 9.26
==========================================================================================

RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
Total Return                              +75.5%        -41.5%        -23.1%    -7.4%
Net Assets, End of Period (In Millions)       $0/(d)/       $0/(d)/       $1       $0/(d)/
Ratio of Expenses to Average Net Assets
 Before Expense Offsets                     4.5%          4.2%          8.9%    17.3%*
Ratio of Expenses to Average Net Assets     2.2%          2.5%          2.4%    11.1%*
Ratio of Net Investment Income (Loss) to
 Average Net Assets                        (1.8%)        (2.2%)        (1.8%)   (9.7%)*
Portfolio Turnover Rate/(e)/              184.5%        136.5%        157.9%    49.3%


  *Calculated on an annualized basis.
(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(c)Net investment income (loss) per share represents net investment income
   (loss) divided by average shares outstanding throughout the year.
(d)Amount is less than $500,000.
(e)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                                YOUR INVESTMENT

STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND -- CLASS A
--------------------------------------------------------------------------------

                                                                 Dec. 31,      Dec. 31,
SELECTED PER-SHARE DATA/(A)/                                       2003       2002/(b)/
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $ 7.14        $10.00
Income From Investment Operations:
  Net Investment Income (Loss)                                   (0.24)/(c)/   (0.14)/(c)/
  Net Realized and Unrealized Gains (Losses) on Investments       4.29         (2.72)
------------------------------------------------------------------------------------------
  Total From Investment Operations                                4.05         (2.86)
Less Distributions:
  From Net Investment Income                                        --            --
------------------------------------------------------------------------------------------
  Total Distributions                                               --            --
------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $11.19        $ 7.14
==========================================================================================

RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
Total Return                                                    +56.7%        -28.6%
Net Assets, End of Period (In Millions)                             $3            $0/(d)/
Ratio of Expenses to Average Net Assets Before Expense Offsets    3.8%         14.1%*
Ratio of Expenses to Average Net Assets                           2.4%          2.5%*
Ratio of Net Investment Income (Loss) to Average Net Assets      (2.4%)        (2.4%)*
Portfolio Turnover Rate/(e)/                                    114.0%         98.1%

  *Calculated on an annualized basis.
(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

(b)For the period from March 28, 2002 (commencement of class) to December 31, 2002.

(c)Net investment income (loss) per share represents net investment income
   (loss) divided by average shares outstanding throughout the year.
(d)Amount is less than $500,000.
(e)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

YOUR INVESTMENT


STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND -- CLASS B
--------------------------------------------------------------------------------

                                                                 Dec. 31,      Dec. 31,
SELECTED PER-SHARE DATA/(A)/                                       2003       2002/(b)/
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $ 7.14        $10.00
Income From Investment Operations:
  Net Investment Income (Loss)                                   (0.23)/(c)/   (0.14)/(c)/
  Net Realized and Unrealized Gains (Losses) on Investments       4.27         (2.72)
------------------------------------------------------------------------------------------
  Total From Investment Operations                                4.04         (2.86)
Less Distributions:
  From Net Investment Income                                        --            --
------------------------------------------------------------------------------------------
  Total Distributions                                               --            --
------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $11.18        $ 7.14
==========================================================================================

RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
Total Return                                                    +56.6%        -28.6%
Net Assets, End of Period (In Millions)                             $1            $0/(d)/
Ratio of Expenses to Average Net Assets Before Expense Offsets    4.7%         14.9%*
Ratio of Expenses to Average Net Assets                           2.4%          2.5%*
Ratio of Net Investment Income (Loss) to Average Net Assets     (2.4% )        (2.4%)*
Portfolio Turnover Rate/(e)/                                    114.0%         98.1%


  *Calculated on an annualized basis.
(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

(b)For the period from March 28, 2002 (commencement of class) to December 31, 2002.

(c)Net investment income (loss) per share represents net investment income
   (loss) divided by average shares outstanding throughout the year.
(d)Amount is less than $500,000.
(e)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                                YOUR INVESTMENT

STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                 Dec. 31,      Dec. 31,
SELECTED PER-SHARE DATA/(A)/                                       2003       2002/(b)/
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $ 7.14        $10.00
Income From Investment Operations:
  Net Investment Income (Loss)                                   (0.23)/(c)/   (0.13)/(c)/
  Net Realized and Unrealized Gains (Losses) on Investments       4.28         (2.73)
------------------------------------------------------------------------------------------
  Total From Investment Operations                                4.05         (2.86)
Less Distributions:
  From Net Investment Income                                        --            --
------------------------------------------------------------------------------------------
  Total Distributions                                               --            --
------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $11.19        $ 7.14
==========================================================================================

RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
Total Return                                                    +56.7%        -28.6%
Net Assets, End of Period (In Millions)                             $2            $0/(d)/
Ratio of Expenses to Average Net Assets Before Expense Offsets    4.7%         15.3%*
Ratio of Expenses to Average Net Assets                           2.4%          2.5%*
Ratio of Net Investment Income (Loss) to Average Net Assets      (2.3%)        (2.4%)*
Portfolio Turnover Rate/(e)/                                    114.0%         98.1%

  *Calculated on an annualized basis.
(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

(b)For the period from March 28, 2002 (commencement of class) to December 31, 2002.

(c)Net investment income (loss) per share represents net investment income
   (loss) divided by average shares outstanding throughout the year.
(d)Amount is less than $500,000.
(e)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

YOUR INVESTMENT


STRONG ADVISOR U.S. VALUE FUND -- CLASS A
--------------------------------------------------------------------------------

                                        Dec. 31,  Dec. 31,    Dec. 31,  Dec. 31,
SELECTED PER-SHARE DATA/(A)/              2003      2002        2001   2000/(b)(c)/
------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period     $13.66   $17.83       $20.65    $19.99
Income From Investment Operations:
  Net Investment Income (Loss)             0.14     0.12/(d)/    0.05      0.00/(e)/
  Net Realized and Unrealized Gains
   (Losses) on Investments                 4.00    (2.77)       (2.56)     0.68
------------------------------------------------------------------------------------
  Total From Investment Operations         4.14    (2.65)       (2.51)     0.68
Less Distributions:
  From Net Investment Income              (0.15)   (0.16)       (0.06)    (0.02)
  From Net Realized Gains                    --    (1.36)       (0.25)       --
------------------------------------------------------------------------------------
  Total Distributions                     (0.15)   (1.52)       (0.31)    (0.02)
------------------------------------------------------------------------------------
Net Asset Value, End of Period           $17.65   $13.66       $17.83    $20.65
====================================================================================

RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------
Total Return                             +30.5%   -16.3%       -12.2%     +3.4%
Net Assets, End of Period (In Millions)      $5       $3           $3        $0/(f)/
Ratio of Expenses to Average Net Assets
 Before Expense Offsets                    1.4%     1.3%         1.8%      1.3%*
Ratio of Expenses to Average
 Net Assets                                1.4%     1.3%         1.8%      1.3%*
Ratio of Net Investment Income (Loss)
 to Average Net Assets                     1.0%     0.9%         0.1%      0.1%*
Portfolio Turnover Rate/(g)/              53.4%    89.8%       116.1%     14.4%


  *Calculated on an annualized basis.
(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(c)Per share data reflects a 1.023 for 1.000 share split, which occurred on March 8, 2001.
(d)Net investment income (loss) per share represents net investment income
   (loss) divided by average shares outstanding throughout the year.
(e)Amount calculated is less than $0.005.
(f)Amount is less than $500,000.
(g)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                                YOUR INVESTMENT

STRONG ADVISOR U.S. VALUE FUND -- CLASS B
--------------------------------------------------------------------------------

                                        Dec. 31,  Dec. 31,      Dec. 31,     Dec. 31,
SELECTED PER-SHARE DATA/(A)/              2003      2002          2001      2000/(b)(c)/
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period     $13.67   $17.81       $20.66         $19.99
Income From Investment Operations:
  Net Investment Income (Loss)             0.03     0.02/(d)/   (0.00)/(e)/    (0.01)
  Net Realized and Unrealized Gains
   (Losses) on Investments                 3.98    (2.78)       (2.60)          0.69
-----------------------------------------------------------------------------------------
  Total From Investment Operations         4.01    (2.76)       (2.60)          0.68
Less Distributions:
  From Net Investment Income              (0.04)   (0.02)          --          (0.01)
  From Net Realized Gains                    --    (1.36)       (0.25)            --
-----------------------------------------------------------------------------------------
  Total Distributions                     (0.04)   (1.38)       (0.25)         (0.01)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period           $17.64   $13.67       $17.81         $20.66
=========================================================================================

RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------
Total Return                             +29.4%   -17.0%       -12.6%          +3.4%
Net Assets, End of Period (In Millions)      $5       $3           $2             $0/(f)/
Ratio of Expenses to Average Net Assets
 Before Expense Offsets                    2.2%     2.2%         2.9%           2.0%*
Ratio of Expenses to Average Net Assets    2.2%     2.1%         2.3%           2.0%*
Ratio of Net Investment Income (Loss)
 to Average Net Assets                     0.2%     0.1%        (0.4%)         (0.5%)*
Portfolio Turnover Rate/(g)/              53.4%    89.8%       116.1%          14.4%


  *Calculated on an annualized basis.
(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(c)Per share data reflects a 1.023 for 1.000 share split, which occurred on March 8, 2001.
(d)Net investment income (loss) per share represents net investment income
   (loss) divided by average shares outstanding throughout the year.
(e)Amount calculated is less than $0.005.
(f)Amount is less than $500,000.
(g)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

YOUR INVESTMENT


STRONG ADVISOR U.S. VALUE FUND -- CLASS C
--------------------------------------------------------------------------------

                                        Dec. 31,  Dec. 31,      Dec. 31,     Dec. 31,
SELECTED PER-SHARE DATA/(A)/              2003      2002          2001      2000/(b)(c)/
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period     $13.61   $17.82       $20.66         $19.99
Income From Investment Operations:
  Net Investment Income (Loss)             0.03     0.02/(d)/   (0.00)/(e)/    (0.01)
  Net Realized and Unrealized Gains
   (Losses) on Investments                 3.97    (2.78)       (2.59)          0.69
-----------------------------------------------------------------------------------------
  Total From Investment Operations         4.00    (2.76)       (2.59)          0.68
Less Distributions:
  From Net Investment Income              (0.05)   (0.09)          --          (0.01)
  From Net Realized Gains                    --    (1.36)       (0.25)            --
-----------------------------------------------------------------------------------------
  Total Distributions                     (0.05)   (1.45)       (0.25)         (0.01)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period           $17.56   $13.61       $17.82         $20.66
=========================================================================================

RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------
Total Return                             +29.4%   -17.1%       -12.6%          +3.4%
Net Assets, End of Period
 (In Millions)                               $4       $1           $1             $0/(f)/
Ratio of Expenses to Average Net Assets
 Before Expense Offsets                    2.2%     2.2%         2.4%           2.0%*
Ratio of Expenses to Average
 Net Assets                                2.2%     2.2%         2.2%           2.0%*
Ratio of Net Investment Income (Loss)
 to Average Net Assets                     0.2%     0.2%        (0.3%)         (0.5%)*
Portfolio Turnover Rate/(g)/              53.4%    89.8%       116.1%          14.4%


  *Calculated on an annualized basis.
(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(c)Per share data reflects a 1.023 for 1.000 share split, which occurred on March 8, 2001.
(d)Net investment income (loss) per share represents net investment income
   (loss) divided by average shares outstanding throughout the year.
(e)Amount calculated is less than $0.005.
(f)Amount is less than $500,000.
(g)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                                YOUR INVESTMENT

STRONG ADVISOR UTILITIES AND ENERGY FUND -- CLASS A
--------------------------------------------------------------------------------

                                                               Dec. 31,  Dec. 31,
SELECTED PER-SHARE DATA/(A)/                                     2003    2002/(b)/
------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $ 9.02   $10.00
Income From Investment Operations:
  Net Investment Income                                           0.14     0.08/(c)/
  Net Realized and Unrealized Gains (Losses) on Investments       1.61    (1.00)
------------------------------------------------------------------------------------
  Total From Investment Operations                                1.75    (0.92)
Less Distributions:
  From Net Investment Income                                     (0.14)   (0.06)
------------------------------------------------------------------------------------
  Total Distributions                                            (0.14)   (0.06)
------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $10.63   $ 9.02
====================================================================================

RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------
Total Return                                                    +19.6%    -9.2%
Net Assets, End of Period (In Millions)                            $10       $6
Ratio of Expenses to Average Net Assets Before Expense Offsets    1.9%     2.2%*
Ratio of Expenses to Average Net Assets                           1.9%     2.2%*
Ratio of Net Investment Income to Average Net Assets              1.5%     2.0%*
Portfolio Turnover Rate/(d)/                                    174.2%    46.2%


  *Calculated on an annualized basis.
(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)For the period from July 31, 2002 (commencement of class) to December 31,
   2002.
(c)Net investment income (loss) per share represents net investment income
   (loss) divided by average shares outstanding throughout the year.
(d)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

YOUR INVESTMENT

STRONG ADVISOR UTILITIES AND ENERGY FUND -- CLASS B
--------------------------------------------------------------------------------

                                                                Dec. 31,     Dec. 31,
SELECTED PER-SHARE DATA/(A)/                                      2003       2002/(b)/
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $ 9.04       $10.00
Income From Investment Operations:
  Net Investment Income                                           0.09         0.06/(c)/
  Net Realized and Unrealized Gains on Investments                1.62        (1.00)
----------------------------------------------------------------------------------------
  Total From Investment Operations                                1.71        (0.94)
Less Distributions:
  From Net Investment Income                                     (0.11)       (0.02)
----------------------------------------------------------------------------------------
  Total Distributions                                            (0.11)       (0.02)
----------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $10.64       $ 9.04
========================================================================================

RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------
Total Return                                                    +19.0%        -9.4%
Net Assets, End of Period (In Millions)                             $0/(d)/      $0/(d)/
Ratio of Expenses to Average Net Assets Before Expense Offsets    2.7%         5.1%*
Ratio of Expenses to Average Net Assets                           2.4%         2.5%*
Ratio of Net Investment Income to Average Net Assets              1.0%         1.6%*
Portfolio Turnover Rate/(e)/                                    174.2%        46.2%


  *Calculated on an annualized basis.
(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)For the period from July 31, 2002 (commencement of class) to December 31,
   2002.
(c)Net investment income (loss) per share represents net investment income
   (loss) divided by average shares outstanding throughout the year.
(d)Amount is less than $500,000.
(e)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                                YOUR INVESTMENT


STRONG ADVISOR UTILITIES AND ENERGY FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                Dec. 31,     Dec. 31,
SELECTED PER-SHARE DATA/(A)/                                      2003       2002/(b)/
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $ 9.02       $10.00
Income From Investment Operations:
  Net Investment Income (Loss)                                    0.09         0.05/(c)/
  Net Realized and Unrealized Gains (Losses) on Investments       1.61        (0.99)
----------------------------------------------------------------------------------------
  Total From Investment Operations                                1.70        (0.94)
Less Distributions:
  From Net Investment Income                                     (0.10)       (0.04)
----------------------------------------------------------------------------------------
  Total Distributions                                            (0.10)       (0.04)
----------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $10.62       $ 9.02
========================================================================================

RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------
Total Return                                                    +19.0%        -9.4%
Net Assets, End of Period (In Millions)                             $0/(d)/      $0/(d)/
Ratio of Expenses to Average Net Assets Before Expense Offsets    2.7%         5.3%*
Ratio of Expenses to Average Net Assets                           2.4%         2.5%*
Ratio of Net Investment Income to Average Net Assets              0.9%         1.3%*
Portfolio Turnover Rate/(e)/                                    174.2%        46.2%


  *Calculated on an annualized basis.
(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)For the period from July 31, 2002 (commencement of class) to December 31,
   2002.
(c)Net investment income (loss) per share represents net investment income
   (loss) divided by average shares outstanding throughout the year.
(d)Amount is less than $500,000.
(e)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

YOUR INVESTMENT


HISTORICAL PERFORMANCE DATA OF W. H. REAVES & CO., INC.
The following table gives the historical performance of a composite of actual, fee-paying, discretionary equity ERISA accounts (including designated cash reserves) with assets over $1 million (Equity Accounts), managed by W.H. Reaves & Co., Inc. (Reaves) since 1978, that have investment objectives, policies, strategies, and risks substantially similar to those of the Advisor Utilities and Energy Fund. Up to 15% of the composite portfolio may, at the manager's discretion, be invested in assets outside of the benchmark. The composite does not reflect all of the firm's assets under management. A complete list and description of the firm's composites are available upon request. The data illustrates the past performance of Reaves in managing substantially similar accounts. The data does not represent the performance of the Advisor Utilities and Energy Fund. PERFORMANCE IS HISTORICAL AND DOES NOT REPRESENT THE FUTURE PERFORMANCE OF THE Advisor Utilities AND Energy Fund OR OF REAVES.

The manner in which the performance was calculated for the composite differs from that of a registered mutual fund such as the Advisor Utilities and Energy Fund. This composite performance data was calculated in accordance with the standards of the Association for Investment Management and Research (AIMR).* All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. Except as otherwise noted, all returns reflect the payment of investment management fees, brokerage commissions, and execution costs paid by the Equity Accounts, without taking into account federal or state income taxes. Custodial fees, if any, were not included in the calculation. Securities transactions were accounted for on the trade date, and accrual accounting was utilized. Cash and equivalents were included in performance returns. The composite's dollar-weighted returns were calculated on a time-weighted basis, stated in U.S. dollars. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

                                                                YOUR INVESTMENT


The Equity Accounts that are included in the composite are not subject to the same type of expenses to which the Advisor Utilities and Energy Fund is subject and are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for the composite could have been adversely affected if the Equity Accounts in the composite were subject to the federal securities and tax laws.


*AIMR is an international, nonprofit organization of more than 50,000 investment practitioners and educators in over 100 countries. AIMR offers services in three broad categories: Education through seminars and publications; Professional Conduct and Ethics; and Standards of Practice and Advocacy. These AIMR performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results and (ii) ensure uniformity in reporting so that performance results of investment advisers are directly comparable. Reaves has prepared and presented this report in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS(R)), the U.S. and Canadian version of the Global Investment Performance Standards (GIPS(R)). AIMR has not been involved in the preparation or review of this report.

YOUR INVESTMENT


The investment results for Reaves' composite presented below are not intended to predict or suggest the future returns of the Advisor Utilities and Energy Fund. The Advisor Utilities and Energy Fund has a limited performance record, and the performance data shown below should not be considered a substitute for the Advisor Utilities and Energy Fund's own performance information. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.


                                 Reaves'                S&P Utilities
          Time Period            Composite S&P 500/(1)/ Index/(2)/
          -----------------------------------------------------------
          Average Annual Returns (as of 12/31/02)
           1 Year                   19.4%      28.7%         26.3%
           3 Year                   -4.5%      -4.0%        -15.0%
           5 Year                    2.4%      -0.6%         -2.6%
           10 Year                   9.4%      11.1%          4.5%
           15 Year                  11.1%      12.2%          8.3%
           20 Year                  13.2%      13.0%         11.1%
           1/1/78 -12/31/03/(3)/    14.6%      13.5%         11.7%
          Cumulative Returns
           1/1/78 -12/31/03/(3)/  3360.0%    2618.8%       1743.3%



/(1)/The S&P 500 Index (S&P 500) is an unmanaged index generally representative of the U.S. stock market. The index does not reflect investment management fees, brokerage commissions, and other expenses associated with investing in equity securities. Source of the S&P index data is Standard & Poor's Micropal, Inc.


/(2)/The S&P Utilities Index is an unmanaged index generally representative of the U.S. market for utility stocks. The index does not reflect investment management fees, brokerage commissions, and other expenses associated with investing in equity securities. Source of the S&P index data is Standard & Poor's Micropal, Inc.


/(3)/Reaves' Composite began on January 1, 1978.

                                                                YOUR INVESTMENT


REAVES' COMPOSITE CHARACTERISTICS

(through December 31, 2003)



                                       As a %   Total
                No.         Total      of Total Managed    Standard
           Year of Accounts (in $ mil) Managed  (in $ mil) Deviation*
           ----------------------------------------------------------
           1978      1        $  1.4     100%    $    1.4    0.00%
           1979      1           1.9     100%         1.9    0.00%
           1980      1           2.6     100%         2.6    0.00%
           1981      6          34.5     100%        34.5    5.05%
           1982      8          59.1      91%        64.9    1.46%
           1983     11          99.4      97%       102.5    0.90%
           1984     13         214.7      98%       219.1    1.00%
           1985     17         382.4      90%       424.9    0.77%
           1986     18         510.1      81%       629.8    0.83%
           1987     19         513.8      80%       642.3    0.41%
           1988     20         580.9      81%       717.2    0.27%
           1989     22         871.3      79%     1,012.9    0.65%
           1990     20         760.2      67%     1,134.6    0.56%
           1991     22         808.9      69%     1,172.3    0.43%
           1992     19         735.8      72%     1,021.9    1.07%
           1993     19         810.0      72%     1,125.0    0.34%
           1994     18         741.3      76%       972.0    0.52%
           1995     15         814.3      68%     1,190.5    0.33%
           1996     15         825.3      69%     1,192.8    0.30%
           1997     13         672.6      61%     1,098.0    0.58%
           1998     11         698.9      59%     1,205.9    0.35%
           1999     11         676.4      59%     1,142.6    0.77%
           2000     10         789.6      59%     1,337.5    1.17%
           2001     10         689.0      59%     1,174.6    0.85%
           2002     10         499.4      54%       931.3    1.04%
           2003     10         386.5      41%       932.9    2.37%


*Asset-Weighted. Net of Fees.

YOUR INVESTMENT


ANNUAL RETURNS


                      Reaves' Composite
                 Year (equity & cash)   S&P 500* S&P Utilities*
                 ----------------------------------------------
                 1978       -1.3%          6.6%       -3.7%
                 1979       30.1%         18.6%       13.5%
                 1980       34.5%         32.5%       15.2%
                 1981       11.7%         -4.9%       11.9%
                 1982       13.0%         21.5%       26.4%
                 1983       34.1%         22.6%       20.1%
                 1984       25.6%          6.3%       25.9%
                 1985       34.9%         31.7%       32.8%
                 1986       26.2%         18.7%       28.4%
                 1987       -0.4%          5.3%       -2.9%
                 1988       15.0%         16.6%       18.2%
                 1989       38.7%         31.6%       47.2%
                 1990       -2.4%         -3.1%       -0.6%
                 1991       12.1%         30.4%       23.9%
                 1992       12.1%          7.6%        6.6%
                 1993       15.8%         10.1%       13.7%
                 1994       -3.3%          1.3%      -11.8%
                 1995       34.7%         37.5%       32.7%
                 1996       10.1%         22.9%        5.7%
                 1997       28.3%         33.4%       24.7%
                 1998       18.4%         28.6%       14.8%
                 1999        2.8%         21.0%       -9.2%
                 2000       25.8%         -9.1%       57.2%
                 2001       -9.5%        -11.9%      -30.4%
                 2002      -19.3%        -22.1%      -30.0%
                 2003       19.4%         28.7%       26.3%



/*/Source of the S&P index data is Standard & Poor's Micropal, Inc. The indices do not reflect investment management fees, brokerage commissions, and other expenses associated with investing in equity securities.

                                                                   YOUR ACCOUNT

--------------------------------------------------------------------------------
We determine the share price or NAV of a class of shares by dividing the Fund's net assets attributable to the class of shares (the value of the Fund's investments, cash, and other assets attributable to the class of shares minus the Fund's liabilities attributable to the class of shares) by the number of shares in the class outstanding.

--------------------------------------------------------------------------------




SHARE PRICE
--------------------------------------------------------------------------------
Your price for buying, selling, or exchanging shares of a specific class of a Fund is the net asset value per share (NAV) for that class of shares plus any applicable sales charges. NAV is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 3:00 p.m., Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.


NAV is based on the value of the securities in a Fund's portfolio. Generally, market value is determined on the basis of information furnished by a pricing service or broker quotations, as appropriate.



FAIR VALUE PRICING


If pricing service information or broker quotations are not readily available, the Fund may price those securities using fair value procedures approved by the Board of Directors of the Strong Funds. A Fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures to price the same securities.


FOREIGN SECURITIES

Some of a Fund's portfolio securities may be listed on foreign exchanges that trade on days when we do not calculate a NAV. As a result, the value of a Fund's investments may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that we calculate a Fund's NAV. Events affecting the values of foreign securities that occur after the time a foreign exchange assigns a price to the foreign securities and before the time when we calculate a Fund's NAV, including movements of the domestic

YOUR ACCOUNT


market, generally will be reflected in a Fund's NAV if we, under the supervision of the Board of Directors of the Strong Funds, determine that such events require fair valuation of those foreign securities that may be affected by the event.


12B-1 DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------

The Funds have adopted a Rule 12b-1 distribution and service plan for their Class A, B, and C shares. Under the distribution and service plan, the Funds pay Strong Investments, Inc. (Distributor) or others (e.g., broker-dealers and financial advisors) a 12b-1 fee of 0.25% of average daily net assets to sell Class A shares and a 12b-1 fee of 1.00% of average daily net assets to sell Class B or Class C shares, and/or provide ongoing account services to distributors and shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These 12b-1 fees also compensate the Distributor for other expenses including: (1) printing and distributing prospectuses to persons other than shareholders and (2) preparing, printing, and distributing advertising and sales literature and reports to shareholders used for sales purposes. The distribution and service fees charged to each class are based only on the fees attributable to that particular class. See "What Share Classes We Offer" for a description of the distribution and service fees paid by each class. Because Rule 12b-1 fees are ongoing, over time these fees will increase the cost of your investment and may cost more than other types of sales charges. We and/or an affiliate, including the Distributor, may make payments from our own resources to brokers, financial advisors, or other intermediaries for selling or servicing Fund shares.


WHAT SHARE CLASSES WE OFFER
--------------------------------------------------------------------------------

We offer several classes of Fund shares in this prospectus, each with a different combination of sales charges, fees, expenses, eligibility requirements, and other features. Which class is more beneficial to

                                                                   YOUR ACCOUNT


you depends upon the type of investor you are, the size of your investment, and how long you intend to hold your shares. Your financial intermediary can help you determine which class is best for you. A brief summary of each class follows, and a more detailed description follows the table.



                        Class A        Class B          Class C
       -----------------------------------------------------------------
       Initial Sales    5.75% or less  None             None
       Charge
       Contingent       1% on a single 5% on purchases  1% on purchases
       Deferred Sales   purchase of    sold within      sold within
       Charge           $1 million or  1 year,          1 year
                        more sold      declining to 1%
                        within 1 year  within six years
                        (except        and eliminated
                        Advisor Large  after that
                        Company
                        Core Fund)
       Maximum          0.25%          1.00%            1.00%
       12b-1
       Distribution
       and Service Fees
       Redemption Fee   1.00% on       None             None
       (only Advisor    redemptions
       Large Company    of shares held
       Core Fund)       for 360
                        calendar days
                        or less after
                        purchase
       Redemption Fee   1.00% on       1.00% on         1.00% on
       (only Advisor    redemptions    redemptions of   redemptions of
       International    of shares held shares held for  shares held for
       Core Fund)       for 30         30 calendar days 30 calendar days
                        calendar days  or less after    or less after
                        or less after  purchase         purchase
                        purchase

------------------------------------------------------

YOUR ACCOUNT


CLASS A SHARES

You can buy Class A shares at the offering price, which is the NAV plus an up-front sales charge. You may qualify for a reduced sales charge or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." No sales charge is imposed on reinvested dividends and distributions. Class A shares are also subject to an annual 12b-1 service fee of 0.25% of the Fund's average daily net assets attributable to Class A shares which compensates your financial intermediary for providing ongoing service to you. The Distributor retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge is as follows:


                                                 Sales Charge Authorized Dealer
                                  Sales Charge   as % of      Commission
                                  as % of Public Net Amount   as % of Public
Amount of Purchase                Offering Price Invested     Offering Price
-------------------------------------------------------------------------------
Less than $50,000                     5.75%         6.10%           5.00%
$50,000 but less than $100,000        4.50%         4.71%           3.75%
$100,000 but less than $250,000       3.50%         3.63%           2.80%
$250,000 but less than $500,000       2.50%         2.56%           2.00%
$500,000 but less than $1,000,000     2.00%         2.04%           1.60%
$1,000,000 and over                   0.00%         0.00%           1.00%


If you qualify for a reduced sales charge as described in "How to Reduce Your Sales Charge," your purchase amount, valued at the public offering price, will be added to the current market value of your existing accounts (excluding Class A shares acquired at NAV). For example, if you are going to purchase an additional $90,000 of Class A shares, and the current market value of your existing accounts is $25,000, a 3.50% sales charge will be imposed on the entire $90,000 purchase.



If you invest $1 million or more in a single purchase, you are able to purchase Class A shares without an initial sales charge. However, for all Funds except the Advisor Large Company Core Fund, if you sell (redeem) these shares within 1 year of purchase, you may have to pay a contingent deferred sales charge (CDSC) of 1% based on your original purchase price for the shares. For example, if you

                                                                   YOUR ACCOUNT


purchased $1,500,000 worth of shares, which due to market fluctuation have either appreciated to $1,800,000 or depreciated to $900,000, the CDSC will be assessed on your $1,500,000 purchase. For purposes of calculating the CDSC, the start of the 1-year holding period is the first day of the month in which the purchase was made. The Fund will use the "first-in, first-out" (FIFO) method when taking the CDSC. You do not have to pay this CDSC if your financial intermediary has made arrangements with the Distributor and agrees to waive the commission.



A redemption fee of 1%, based on the redeemed share's market value, will be imposed on (1) redemptions of Class A shares of the Advisor Large Company Core Fund held for 360 calendar days or less after purchase, and (2) redemptions of Class A shares of the Advisor International Core Fund held for 30 calendar days or less after purchase, regardless of the size of the initial investment. The Fund will use the FIFO method when taking the redemption fee.


CLASS B SHARES

You can buy Class B shares at the offering price, which is the NAV without any up-front sales charge, so that the full amount of your purchase is invested in the Fund. However, you will pay annual 12b-1 distribution and service fees of 1.00% of a Fund's average daily net assets attributable to Class B shares. Of the 1.00% fee, an annual 0.25% service fee compensates your financial intermediary for providing ongoing service to you. The remaining annual 0.75% distribution fee is paid to the Distributor in order to finance payment of a 4.00% up-front sales commission to your financial intermediary, which includes an advance of the first year's service fee. The Distributor retains the service and distribution fees on accounts with no authorized dealer of record.



If you sell (redeem) your shares within six years of purchase, you will have to pay a CDSC, based on your original purchase price for the shares, according to the following schedule. For example, if you purchased $10,000 worth of shares, which due to market fluctuation have either appreciated to $15,000 or depreciated to $5,000, the CDSC will be assessed on your $10,000 purchase.

YOUR ACCOUNT


                More Than  More Than  More Than  More Than  More Than
Years           1 Year,    2 Years,   3 Years,   4 Years,   5 Years,
Since    Within but Within but Within but Within but Within but Within More Than
Purchase 1 Year 2 Years    3 Years    4 Years    5 Years    6 Years    6 Years
--------------------------------------------------------------------------------
CDSC       5%       4%         4%         3%         2%         1%       None


You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. The Fund will use the FIFO method when taking the CDSC. Class B shares automatically convert to Class A shares at the beginning of the ninth year of ownership, in the same month of the original purchase, so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual 0.25% service fee on any converted Class B shares.



A redemption fee of 1%, based on the redeemed share's market value, will be imposed on redemptions of Class B shares of the Advisor International Core Fund held for 30 calendar days or less after purchase, using the FIFO method.



It is generally more appropriate for an investor to purchase Class A shares for amounts in excess of $250,000. Because the Fund may not be able to determine whether or not a purchase request submitted through a financial intermediary is an individual investment greater than $250,000, your financial intermediary is responsible for placing individual investments greater than $250,000 in Class
A. When a Fund is able to determine that a purchase request is an individual investment greater than $250,000, it may reject the purchase request.


CLASS C SHARES

You can buy Class C shares at the offering price, which is the NAV without an up-front sales charge. Class C shares are subject to annual 12b-1 distribution and service fees of 1.00%. Of the 1.00% fee, an annual 0.75% distribution fee compensates your financial intermediary for providing distribution services and an annual 0.25% service fee compensates your financial intermediary for providing ongoing service to you. The Distributor pays your financial intermediary a 1.00% up-front sales commission, which

                                                                   YOUR ACCOUNT


includes an advance of the first year's service and distribution fees. The Distributor retains the service and distribution fees in the first year to reimburse itself for paying your financial intermediary a 1.00% up-front sales commission and retains the service and distribution fees on accounts with no authorized dealer of record.



If you sell (redeem) your Class C shares within 1 year of purchase, you will have to pay a CDSC of 1.00% based on your original purchase price for the shares. For example, if you purchased $10,000 worth of shares, which due to market fluctuation have either appreciated to $15,000 or depreciated to $5,000, the CDSC will be assessed on your $10,000 purchase. For purposes of calculating the CDSC, the start of the 1-year holding period is the first day of the month in which the purchase was made. The Fund will use the FIFO method when taking the CDSC.





A redemption fee of 1%, based on the redeemed share's market value, will be imposed on redemptions of Class C shares of the Advisor International Core Fund held for 30 calendar days or less after purchase, using the FIFO method.



We only accept investments of $1 million or more for purchase into Class A, because there is no initial sales charge and Class A's annual expenses are lower. Investments of $1 million or more for purchase into Class B or Class C will be rejected. Your financial intermediary is responsible for placing individual investments of $1 million or more into Class A.



FUND CLOSED TO NEW INVESTORS


The Advisor Small Cap Value Fund is closed to new investors, however, you may purchase Class A, B, and C shares under limited circumstances. Although the Fund may resume sales to new investors in the future, currently, there are no plans to do so. The following types of investors may qualify to purchase Class A, B, or C shares of the Advisor Small Cap Value Fund:



.. Investors holding Class A, B, or C shares of the Fund on December 31, 2003;



.. Employer-sponsored retirement plans and their participants, for which Strong or the Distributor, or one of their affiliates, has

YOUR ACCOUNT


entered into an agreement to provide document or administrative services, and other retirement plans whose administrators or dealers have entered into an agreement with Strong or the Distributor, or one of their affiliates, to perform services;



.. 401(k) plans holding Class A, B, or C shares of a Fund on December 31, 2003;



.. Any Internal Revenue Code Section 529 plan that invests in Strong Funds, or for which Strong provides investment management services; and



.. Officers, directors, and employees of the Fund, Strong, the Distributor, and these entities' affiliates, and each of their immediate family members (grandparent, parent, sibling, child, grandchild, and spouse) who live in the same household.



 For more information on the purchase of Class A, B, or C shares, call 1-800-368-1683.


HOW TO REDUCE YOUR SALES CHARGE
--------------------------------------------------------------------------------



To qualify for any of the sales charge reductions or waivers below, you or your financial intermediary must provide the Fund with all of the necessary information in advance of or at the time of the purchase. Consult the statement of additional information for further details regarding quantity discounts.


QUANTITY DISCOUNTS

We offer several ways for you to combine your purchases in the Strong Funds to take advantage of a lower sales charge for large purchases of Class A shares.



.. RIGHTS OF ACCUMULATION -- lets you combine your purchase amount with the current market value of all of your Class A, Class B, and Class C shares in the Strong Funds (excluding Class A shares acquired at NAV) for purposes of calculating the sales charge. Shares acquired through reinvested dividends and distributions cannot count towards completion of your

                                                                   YOUR ACCOUNT


investment program. You may also combine the current market value of Class A, Class B, and Class C shares in the Strong Funds (excluding Class A shares acquired at NAV) owned by you and a member of your immediate family (your spouse or domestic partner, and your children or grandchildren if they are under the age of 21), including the following:



 . Individual-type employee benefit plan(s), such as an IRA, SEP IRA, SIMPLE
   IRA, 403(b) plan, or single-participant Keogh-type Defined Contribution plans (i.e., Money Purchase Pension, Profit Sharing);



 . Business accounts solely controlled by you and/or a member of your immediate family (for example, you own the entire business);



 . Trust accounts established by you and/or a member of your immediate family.
   However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust;



 . Individual purchases made by you and/or a member of your immediate family as a trustee if the investments are for a single trust estate;



 . Endowments or foundations established and controlled by you and/or a member of your immediate family;



 . UTMA/UGMA accounts if you and/or a member of your immediate family is the beneficiary or custodian; and



 . Education IRAs (Coverdell Education Savings Accounts) if you and/or a member of your immediate family is the beneficiary or responsible individual.



.. LETTER OF INTENT -- expresses your intent to buy a stated dollar amount of Class A shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will hold 5% of your intended investment amount in escrow to cover any additional sales charge that may apply if you do not buy the amount stated in your letter of intent.

YOUR ACCOUNT


You may also combine Class A, Class B, and Class C shares in the Strong Funds
 (excluding Class A shares acquired at NAV), based on your original purchase price for the shares, owned by you and a member of your immediate family, as outlined in Rights of Accumulation. For example, if you purchased $10,000 worth of shares, which due to market fluctuation have either appreciated to $15,000 or depreciated to $5,000, your original purchase valued at $10,000 will count towards the completion of your intended investment amount. Shares acquired through reinvested dividends and distributions cannot count towards completion of your intended investment amount.


REINSTATEMENT PRIVILEGE

If you sell your Class A, Class B, or Class C shares of a Strong Fund, you may, upon written request, exercise a one-time right to reinvest some or all of the proceeds into an identically registered account in the same Strong Fund within 90 days without an initial sales charge. The proceeds must be reinvested within the same share class, except that proceeds from the sale of Class B shares will be reinvested in Class A shares. If you paid a CDSC when you sold your Class A or C shares, we may credit your account with the amount of the CDSC paid, but a new CDSC holding period may apply to the reinvested shares. For Class B share proceeds reinvested in Class A shares, although your account will not be credited with the amount of the CDSC paid when you sold your Class B shares, a new CDSC will not apply.


SALES CHARGE WAIVERS

The initial sales charge for Class A shares may be waived in the following circumstances. Please see the statement of additional information for complete details.



.. Waivers for investments from certain payments -- Investors who reinvest dividend and capital gain distributions from the Fund, annuity payments received under either an annuity option or from death benefit proceeds, and distributions from an existing retirement plan invested in the Fund, within 90 days.



.. Bank trust departments and law firms.

                                                                   YOUR ACCOUNT



.. Any state or local government or any instrumentality, department, authority or agency thereof that has determined a Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges.



.. Wrap account and fund "supermarket" investments -- Shares acquired by investments through certain dealers (including registered investment advisors and financial planners) that have established certain operational arrangements with Strong Investor Services, Inc. (the "Administrator") that include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket" account, or a similar program under which such clients pay a fee to such dealer.



.. Certain retirement plans -- Employer-sponsored retirement plans, and their participants, for which the Administrator, the Fund's Distributor, or one of their affiliates has entered into an agreement to provide document or administrative services, and other retirement plans whose administrators or dealers have entered into an agreement with the Administrator, the Fund's Distributor, or one of their affiliates, to perform services.



.. Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with the Distributor that allows for load-waived Class A purchases.



.. Registered securities dealers and their affiliates, for their investment accounts only.



.. Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer.



.. Officers, directors and employees of the Fund, Strong, the Administrator, the Fund's Distributor, and these entities' affiliates, and each of their family members living in the same household.



.. Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.

YOUR ACCOUNT


.. Accounts managed by Strong or an affiliate, including accounts in fee-based advisory programs such as the Strong Advisor and Strong Private Client programs, or shares previously held in such accounts.



.. Certain unit investment trusts and their holders reinvesting distributions from the trusts.



.. Group annuity separate accounts offered to retirement plans.



.. Insurance company separate accounts -- Shares acquired by insurance company separate accounts.



.. Internal Revenue Code Section 529 plan accounts which invest in Strong Funds, or for which Strong provides investment management services.



.. Transfers of $5 million or more, within a period of 90 days, from a single registered investment professional.



The CDSC for a share class generally will be waived in the following circumstances. Please see the statement of additional information for complete details on CDSC waivers.



.. Account and transaction fees assessed on your account (e.g., returned investment fee).



.. Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if the securities dealer of record received a payment from the Distributor of 0.25% or less, or the Distributor did not make any payment in connection with the purchase, or the securities dealer of record has entered into a supplemental agreement with the Distributor.



.. Redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase.



.. Redemptions by the Fund when an account falls below the minimum required account size.

                                                                   YOUR ACCOUNT



.. Redemptions following the death or disability of the shareholder or beneficial owner, provided that the shares are sold within one year following the death or the initial determination of disability.



.. Redemptions through a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan. Systematic withdrawals of 12% annually require that the minimum distribution for such plan is no less than $250 per month.



.. Redemptions by an employee benefit plan or trust account whose third party administrator or dealer has entered into an agreement with the Distributor or the Administrator or one of their affiliates to perform certain document or administrative services, subject to operational and minimum size requirements specified from time to time by the Distributor or the Administrator or one of their affiliates (not applicable to Class B).





Sales charge waivers are also available for investors in the Advisor Large Company Core Fund who acquired Class A shares in connection with the reorganization of the Rockhaven Fund and whose Rockhaven Fund accounts were established prior to September 17, 1999. If you would like information about sales charge waivers, call your financial intermediary or call us at 1-800-368-1683. Consult the statement of additional information for further details.


GROUP INVESTMENT PROGRAM

Groups of 11 or more investors are allowed to invest as a group. For sales charge purposes, the group's investments in Class A, Class B, and Class C shares of the Strong Funds are added together. There are other requirements, and the group must have a purpose other than buying Fund shares at a discount. Consult the statement of additional information for further details.

YOUR ACCOUNT


MANAGING YOUR ACCOUNT
--------------------------------------------------------------------------------
This section describes the ways you can manage your account in the Fund. Some transactions and requests will require a signature guarantee. See "Additional Information" for examples.

THROUGH THIRD PARTIES

We encourage you to consult with an investment professional, who can look after the necessary paperwork to complete a transaction and help you with your investment decisions. Banks, broker-dealers, 401(k) plans, financial advisors, insurance companies, third-party administrators, and financial supermarkets (collectively, "financial intermediaries") may charge transaction and other fees and may set different investment minimums or limitations on buying or selling shares. The Fund generally requires financial intermediaries to transact through a registered clearing agency, such as the National Securities Clearing Corporation (NSCC). Consult your financial intermediary for details. Broker-dealers, including the Distributor and other financial intermediaries, may sponsor or participate in promotional programs in which investors receive incentives for establishing an account with the financial intermediary and/or for purchasing shares of the Strong Advisor Funds. Contact your financial intermediary, or consult the statement of additional information for more information on these programs. We and/or an affiliate, including the Distributor, may make payments from our own resources to financial intermediaries for selling or servicing Fund shares. You can manage your account through a third party in the following ways:


.. OPEN AN ACCOUNT

.. MAKE ADDITIONAL INVESTMENTS

.. EXCHANGE SHARES

.. SELL SHARES

                                                                   YOUR ACCOUNT





AUTOMATICALLY




Your financial intermediary can assist you in managing your account through automatic investment options in the following ways:


.. MAKE ADDITIONAL INVESTMENTS



 AIP. If offered by your financial intermediary, the Automatic Investment Plan
 (AIP) allows you to make regular, automatic investments from your bank checking or savings account.





 Dividends and Capital Gains. Your dividends and capital gains distribution will be automatically reinvested in additional shares, unless your financial intermediary directs otherwise. Your other options are to receive checks for these payments, have them automatically invested in the same class of another Strong Fund, have them automatically forwarded to your financial intermediary, or have them deposited into your bank account. If you elect to receive distributions paid by check, in its discretion, a Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. To change the current option for payment of dividends and capital gains distributions, please contact your financial intermediary or call us at 1-800-368-1683.



.. SELL SHARES




 If offered by your financial intermediary, the Systematic Withdrawal Plan allows you to redeem a fixed sum from your account on a regular basis. Payments may be sent either electronically to a bank account, or, as a check to you or anyone you properly designate.


WIRE



Please call 1-800-368-1683 for wire instructions. Your financial intermediary can assist you in managing your account by wire in the following ways:



.. OPEN AN ACCOUNT


 Prior to your investment, a signed, completed application must be on file with the Fund's transfer agent.


.. MAKE ADDITIONAL INVESTMENTS

YOUR ACCOUNT


INVESTMENT MINIMUMS
--------------------------------------------------------------------------------
When buying shares, you must meet the following investment minimum requirements:

                                  Initial Investment Additional Investment
                                  Minimum            Minimum
      --------------------------------------------------------------------
      Regular accounts            $2,500                     $100
      Coverdell Education Savings $1,000                     $100
      Accounts, traditional IRAs,
      Roth IRAs, SEP IRAs, and
      UGMA/UTMA accounts
      SIMPLE IRAs and 403(b)(7),  the lesser of              $50
      Keogh, Pension Plan, Profit $250 or $25
      Sharing Plan, and           per month
      401(k) Plan accounts*

--------------------------------------------------------------------------------

* If you open an employer-sponsored retirement plan account for which we provide or for which one of our alliance partners provides document or administrative services, there is no initial investment minimum.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
ACCOUNT OPTIONS AND SERVICES

Some account options and services are added to your account when it is opened, unless you choose otherwise, and some require registration. In addition, some options and services may be subject to additional restrictions or conditions. Ask your financial intermediary or call 1-800-368-1683 for more information.



CUSTOMER IDENTIFICATION REQUIREMENT


We are required to obtain certain personal information from you in order to verify your identity. If you do not provide this information, we may be unable to open an account for you. In certain circumstances, we may rely on a financial intermediary to assist with the verification of your identity. If we are unable to verify your identity, we may, without prior notice to you, reject additional purchases, suspend account options, close your account

                                                                   YOUR ACCOUNT


and redeem your shares at the next NAV minus any applicable sales charge, and/or take other action we deem reasonable. You will be responsible for any losses, taxes, expenses, fees, or other results of these actions.


DUPLICATE COPIES OF DOCUMENTS
Upon your request and for the applicable fee, you may obtain duplicate copies of documents, such as account statements and tax forms. Please call a customer service representative for more information.




EARLY REDEMPTION FEE


The Advisor International Core Fund assesses a 1.00% fee, based on the redeemed share's market value, on redemptions (including exchanges) of Fund shares held for 30 calendar days or less after purchase. Redemption fees will be paid to the Fund. The Fund will use the "first-in, first-out" (FIFO) method to determine the 30-day holding period. Redemption fees are not applicable to shares purchased through reinvested dividends and distributions.



EXCHANGING SHARES


You can "exchange" shares between Strong Funds, which is executed as two separate transactions: a redemption from one Fund and a purchase into another Fund. Exchanges are allowed between Funds within the same share class, generally without being assessed any additional sales charges. If you and/or your financial intermediary submit an exchange between Strong Funds with different share classes, your resulting transactions (redemption and purchase) will be subject to the applicable sales charges on the redemption, in addition to any sales charges applicable to the shares purchased, as described in "What Share Classes We Offer." For tax purposes, exchanges may result in a capital gain or loss. Please ask for an appropriate prospectus, and read it before investing in any of the Strong Funds. All purchases are subject to the investment requirements and other criteria of the Fund and class purchased. Generally, exchanges between Strong Funds may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial

YOUR ACCOUNT


investment and will not be charged at the time of the transaction, unless you are exchanging between Strong Funds with different share classes, as previously described. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange your Class B shares for Class B shares of another Strong Fund, the time your shares are held in both Funds will count toward the eight-year period for automatic conversion to Class A shares.




HOUSEHOLDING
If we mail financial reports, prospectuses, or other regulatory material directly to you, we attempt to reduce the volume of mail you receive by sending only one copy of these documents to your household. You can call us at 1-800-368-1683 or write to us at the address listed on the back of this prospectus to request (1) additional copies free of charge or (2) that we discontinue our practice of householding regulatory materials.



PURCHASES IN KIND
You may, if we approve, purchase shares of a Fund with securities that are eligible for purchase by the Fund (consistent with the Fund's investment restrictions, policies, and objectives) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies.

PURCHASING SHARES

We only accept checks made payable to Strong. We do not accept cash, checks drawn on banks outside the U.S., or credit card checks, and we may refuse checks if Strong is not the original payee. You will be charged $25 for every check or Electronic Funds Transfer returned unpaid. When all or a portion of a purchase is received for investment without a clear Fund designation or for investment in one of our closed classes or Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Strong Money Market Fund. We will treat your inaction as approval of this purchase, until you later direct us to sell or exchange these shares of the Strong Money Market Fund, at the next NAV calculated after we accept your order.

                                                                   YOUR ACCOUNT


REDEMPTION FEE

The Advisor Large Company Core Fund assesses a 1.00% fee, based on the redeemed shares' market value, on redemptions (including exchanges and involuntary redemptions) of Class A shares held for 360 calendar days or less after purchase. The Advisor International Core Fund assesses a 1.00% fee, based on the redeemed shares' market value, on redemptions (including exchanges and involuntary redemptions) of Class A, B, and C shares of the Fund held for 30 calendar days or less after purchase. Redemption fees are paid to the Fund. Each Fund uses the FIFO method to determine the applicable holding period. Redemption fees are not applicable to shares purchased through reinvested dividends and distributions.


SELLING SHARES

After your redemption request is accepted, we normally send your proceeds on the next day NAV is calculated (Business Day). If no direction is provided as to how or where to deliver the proceeds, we may mail a check to the address on the account. If you recently purchased shares, the payment of your redemption may be delayed by up to ten days to allow the purchase check or electronic transaction to clear. If you request a specific dollar amount to be redeemed, and due to market fluctuation the account balance is less than the requested amount, we may redeem the remaining account balance. In some cases your request will require a signature guarantee in order to process the redemption. Review the "Signature Guarantees" section that follows for details.



You may be assessed a redemption fee if you redeem Class A shares of the Advisor Large Company Core Fund held for 360 calendar days or less after purchase, and Class A, B, and C shares of the Advisor International Core Fund held for 30 calendar days or less after purchase. With respect to each Fund, you may be assessed a CDSC, if applicable. When you redeem Class A, B, or C shares subject to a CDSC, the Funds will first redeem any shares that are not subject to a CDSC and then redeem the shares you have owned for the longest period of time. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The

YOUR ACCOUNT


CDSC holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on your purchase price, deducted from your redemption proceeds, and paid to the Distributor. The CDSC may be waived under certain special circumstances as described in "How to Reduce Your Sales Charge" and the statement of additional information.


If you sell shares out of a non-IRA retirement account and you are eligible to roll the sale proceeds into another retirement plan, we will withhold for federal income tax purposes a portion of the sale proceeds, unless you transfer all of the proceeds to an eligible retirement plan.


SHORT-TERM TRADING


The Fund attempts to deter short-term trading that may be disruptive to the efficient management of the Fund. The Fund may consider several factors when evaluating shareholder trading activities, including, but not limited to: (1) the amount of a transaction; (2) the frequency of transactions; (3) the time frame between which purchases and redemptions (including exchanges) are executed; and (4) the Fund's asset size. Shareholders who engage in such trading may be subject, without prior notice, to action by or on behalf of the Fund, including, but not limited to: (1) a request to cease such activities;
(2) rejection of any or all future purchase requests in one, several, or all Strong Funds; or (3) a refusal of, change to, discontinuance of, or temporary suspension of any or all account services.



Although the Fund attempts to deter this type of trading, it may not always be successful because, among other things, Fund shares may be purchased and redeemed indirectly by underlying shareholders aggregated in omnibus accounts maintained by brokers, retirement plans, fee-based investment programs, and other intermediaries. The Fund may receive limited information about transactions by an underlying shareholder in such accounts. Therefore, the Fund cannot always know about or reasonably be expected to detect potentially disruptive short-term trading.

                                                                   YOUR ACCOUNT



If the Fund is unable to deter this type of trading, it may adversely affect the long-term performance of the Fund by requiring the Fund to maintain larger amounts of cash or cash-type securities than the Fund's manager might otherwise choose to maintain, or to liquidate portfolio holdings at a disadvantageous time, thereby increasing brokerage, administrative, and other expenses.


SIGNATURE GUARANTEES

A Medallion signature guarantee is designed to protect shareholders and the Funds against fraudulent transactions by unauthorized persons. The transactions for which a Fund will require such a signature guarantee for all authorized owners of an account include but are not limited to:



.. When requesting that redemption proceeds be sent to a different name or address than is registered on an account, including another Strong account,



.. When establishing a bank address with no owner(s) in common with the Strong account owner(s) or when all Strong joint account owners are not also bank account owners,



.. When transferring the ownership of an account to another individual or organization,


.. If adding/changing a name or adding/removing an owner on an account, and

.. If adding/changing the beneficiary on a transfer-on-death account.


A Medallion signature guarantee may be required at our discretion to initiate a redemption (including exchanges and transfers).


A Medallion signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. Please note that notary public stamp or seal is not a substitute for a Medallion signature guarantee.




CLEARING AGENCY TRANSACTIONS


We use reasonable procedures to confirm that transactions made through a clearing agency are genuine and may be responsible if we

YOUR ACCOUNT


do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received through a clearing agency, provided we reasonably believe the instructions were genuine. Contact us or your financial intermediary immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account.


VERIFICATION OF ACCOUNT STATEMENTS
Contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

DISTRIBUTIONS
--------------------------------------------------------------------------------
DISTRIBUTION POLICY

To the extent they are available, the Advisor Common Stock Fund, the Advisor Endeavor Large Cap Fund, the Advisor Focus Fund, the Advisor Large Company Core Fund, the Advisor Select Fund, the Advisor International Core Fund, the Advisor Small Cap Value Fund, the Advisor Technology Fund, and the Advisor U.S. Small/ Mid Cap Growth Fund generally pay you dividends from net investment income and distribute any net capital gains that it realizes at least annually. To the extent they are available, the Advisor U.S. Value Fund and the Advisor Utilities and Energy Fund generally pay you dividends from net investment income quarterly and distribute net realized capital gains at least annually. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains.


REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
Your dividends and capital gains distributions will be automatically reinvested in additional Class A, Class B, or Class C shares of the Fund, as applicable, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Advisor Fund, or have them deposited into your bank account. If you elect to receive

                                                                   YOUR ACCOUNT


distributions by check, in its discretion, the Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. To change the current option for payment of dividends and capital gains distributions, please contact your financial advisor or call us at 1-800-368-1683.



--------------------------------------------------------------------------------
Generally, if your investment is in a traditional IRA or other TAX-DEFERRED ACCOUNT, your dividends and distributions will not be taxed at the time they are paid but instead at the time you withdraw them from your account.

--------------------------------------------------------------------------------

TAXES
--------------------------------------------------------------------------------
TAXABLE DISTRIBUTIONS



For federal tax purposes, any distributions you receive of net investment income (excluding qualified dividend income) and net short-term capital gains are generally taxable as ordinary dividend income at your income tax rate. Distributions of net long-term capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. Distributions of qualified dividend income generally will be taxable at long-term capital gains rates. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them. In addition, the active trading approach of the Advisor Endeavor Large Cap, Advisor Focus, Advisor Large Company Core, Advisor Select, Advisor Technology, Advisor U.S. Small/Mid Cap Growth, and Advisor Utilities and Energy Funds may increase the amount of distributions that you receive from the Fund.


RETURN OF CAPITAL
If your Fund's distributions exceed its earnings and profits, all or a portion of those distributions may be treated as a return of capital to you, which will generally reduce the cost basis of your shares. Such distributions may also be treated as a sale of your shares.

YOUR ACCOUNT



YEAR-END TAX STATEMENT


To assist you in tax preparation, after the end of each calendar year, we will send you a statement of your Fund's net investment income dividends (designating qualified dividend income) and net capital gains distributions (Form 1099).


BACKUP WITHHOLDING

By law, we must withhold 28% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security number or taxpayer identification number.


Because everyone's tax situation is unique, you should consult your tax professional for assistance.



--------------------------------------------------------------------------------
Unless your investment is in a tax-deferred retirement account such as an IRA, YOU MAY WANT TO AVOID:
.. Investing a large amount in a Fund close to the end of the calendar year. If the Fund makes a capital gains distribution, you may receive some of your investment back as a taxable distribution.

.. Selling shares of a Fund at a loss if you have purchased (including by reinvesting dividends and distributions) additional shares of the same Fund within 30 days prior to the sale or if you plan to purchase additional shares of the same Fund within 30 days following the sale. This is called a wash sale, and you will not be allowed to claim a tax loss on the transaction.


--------------------------------------------------------------------------------

                                                                   YOUR ACCOUNT

RESERVED RIGHTS
--------------------------------------------------------------------------------
We reserve the right to:


.. Refuse, change, discontinue, or temporarily suspend account services, including, but not limited to, exchange, automatic investment or redemption plans, or telephone, facsimile, and online account services, for any reason.



.. Reject any purchase request for any reason, including exchanges from other
  Strong Funds and automatic investment plan purchases.


.. Change the minimum or maximum investment amounts.


.. Delay sending out redemption proceeds for up to seven days.


.. Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.


.. Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of the Fund's assets.


.. Close any account that does not meet minimum investment requirements. We will give you 60 days' notice to increase your balance to the required minimum.

.. Waive the initial investment minimum at our discretion.

.. Reject any purchase or redemption request that does not contain all required documentation.

.. Amend or terminate purchases in kind at any time.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
More information is available upon request at no charge, including:

SHAREHOLDER REPORTS: Additional information is available in the annual and semiannual report to shareholders. These reports contain a letter from management, discuss recent market conditions and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies, strategies, risks, and techniques. A current SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

TO REQUEST INFORMATION OR TO ASK QUESTIONS:

           BY TELEPHONE                     FOR HEARING-IMPAIRED
           1-414-359-1400 or 1-800-368-1683 (TDD)  1-800-999-2780

           BY MAIL                          BY OVERNIGHT DELIVERY
           Strong Funds                     Strong Funds
           P.O. Box 2936                    900 Heritage Reserve
           Milwaukee, WI 53201-2936         Menomonee Falls, WI 53051

             ON THE INTERNET                    BY E-MAIL
             View online or download documents: service@Strong.com
             SEC*: www.sec.gov

This prospectus is not an offer to sell securities in places other than the United States and its territories.

*Information about a Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may call the SEC at
 (202) 942-8090 for information about the operation of the Public Reference Room. Reports and other information about a Fund are also available from the EDGAR Database on the SEC's web site at www.sec.gov. You may obtain a copy of this information, after paying a duplicating fee, by sending a written request to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by sending an e-mail request to publicinfo@sec.gov.
Strong Advisor Common Stock Fund, a series of Strong Common Stock Fund, Inc., SEC file number: 811-05687
Strong Advisor Endeavor Large Cap Fund, a series of Strong Common Stock Fund, Inc., SEC file number: 811-05687
Strong Advisor Focus Fund, a series of Strong Common Stock Fund, Inc., SEC file number: 811-05687
Strong Advisor International Core Fund, a series of Strong International Equity Funds, Inc., SEC file number: 811-06524
Strong Advisor Large Company Core Fund, a series of Strong Equity Funds, Inc., SEC file number: 811-08100
Strong Advisor Select Fund, a series of Strong Opportunity Fund, Inc., SEC file number: 811-03793
Strong Advisor Small Cap Value Fund, a series of Strong Equity Funds, Inc., SEC file number: 811-08100
Strong Advisor Technology Fund, a series of Strong Common Stock Fund, Inc., SEC file number: 811-05687
Strong Advisor U.S. Small/Mid Cap Growth Fund, a series of Strong Opportunity Fund, Inc., SEC file number: 811-03793
Strong Advisor U.S. Value Fund, a series of Strong Conservative Equity Funds, Inc., SEC file number: 811-07656
Strong Advisor Utilities and Energy Fund, a series of Strong Equity Funds, Inc., SEC file number: 811-08100

          Please find STRONG'S PRIVACY POLICY inside this back cover.


                       RT43430 05-04 405EQYA/WH2011 05-04

                                    [GRAPHIC]






                                    CLASS Z








                                                       Prospectus | May 1, 2004



                                                          STRONG Advisor Equity


                                                                          FUNDS


                                               Strong Advisor Common Stock Fund

                                            Strong Advisor Small Cap Value Fund

                                                 Strong Advisor U.S. Value Fund



 As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved of these securities or determined if the information in this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


[LOGO] STRONG

TABLE OF CONTENTS

YOUR INVESTMENT

KEY INFORMATION

What are the Funds' objectives?................................................1


What are the Funds' principal investment strategies?...........................1


What are the main risks of investing in the Funds?.............................3


What are the Funds' fees and expenses?........................................10


Who are the Funds' investment advisor and portfolio managers?.................11


OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

Legal and Regulatory Matters..................................................13


Affiliated Advisory Programs..................................................15


Initial Public Offerings......................................................16


Percentage Restrictions.......................................................16


Comparing the Funds...........................................................17


Financial Highlights..........................................................17


YOUR ACCOUNT


Share Price...................................................................21


Qualified Investors...........................................................22


Managing Your Account.........................................................23


Investment Minimums...........................................................28


Additional Information........................................................28


Distributions.................................................................33


Taxes.........................................................................34


Reserved Rights...............................................................36


For More Information..........................................................44


In this prospectus, "we," "us," or "our" refers either to Strong Capital Management, Inc., the investment advisor for the Strong Advisor Funds, or Strong Investor Services, Inc., the administrator and transfer agent for the Strong Advisor Funds.

  Please find STRONG'S PRIVACY POLICY inside the back cover of this booklet.

                                                                YOUR INVESTMENT

KEY INFORMATION

WHAT ARE THE FUNDS' OBJECTIVES?
--------------------------------------------------------------------------------
The STRONG ADVISOR COMMON STOCK FUND and STRONG ADVISOR SMALL CAP VALUE FUND seek capital growth.

The STRONG ADVISOR U.S. VALUE FUND seeks total return by investing for both income and capital growth.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------
The ADVISOR COMMON STOCK FUND invests, under normal conditions, at least 80% of its net assets in common stocks of small- and medium-capitalization companies that the Fund's managers believe are underpriced yet have attractive growth prospects. The Fund's managers base their analysis on a company's "private market value" -- the price an investor would be willing to pay for the entire company given its management, financial health, and growth potential. The managers determine a company's private market value based on a fundamental analysis of a company's cash flows, asset valuations, competitive standing, and other factors the managers deem to be relevant to each industry. The managers may sell a stock when its price no longer compares favorably with the company's private market value.


The ADVISOR SMALL CAP VALUE FUND invests, under normal conditions, at least 80% of its net assets in equity securities of small-capitalization companies that the Fund's manager believes are undervalued relative to the market based on earnings, cash flow, or asset value. The Fund defines "small-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the Russell 2500/TM/ Index at the time of investment. The manager specifically looks for companies whose stock prices may benefit from a positive dynamic of change, such as a new management team, a new product or service, a corporate

YOUR INVESTMENT


restructuring, an improved business plan, or a change in the political, economic or social environment. The Fund writes put and call options. This means that the Fund sells an option to another party so that it may either sell a stock to (put) or buy a stock from (call) the Fund at a predetermined price in the future. When the Fund writes put or call options, it will receive fees or premiums but is exposed to losses due to changes in the value of the stock that the put or call is written against. Writing options can serve as a limited or partial hedge against adverse market movements. This is because declines in the value of the hedged stock will be offset by the premium received for writing the option. Whether or not this hedging strategy is successful depends on a variety of factors, particularly the ability of the Fund's manager to predict movements of the price of the hedged stock. The manager's decision to engage in this hedging strategy will reflect the manager's judgment that writing an option on a stock will provide value to the Fund and its shareholders. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may also invest up to 30% of its net assets in foreign securities. The manager may sell a holding when the manager believes fundamental changes will hurt the company over the long term or when its price becomes excessive.



The ADVISOR U.S. VALUE FUND invests, under normal conditions, at least 80% of its net assets in equity securities of U.S. companies that the Fund's manager believes are undervalued relative to the market based on discounted cash flows, earnings, and asset value. The Fund may invest in equity securities of any size. The manager's philosophy is that improving returns on invested capital drives improving valuations. The manager selects securities by screening for undervalued securities and utilizing fundamental analysis, such as management interviews and financial statement analysis, to select those securities with improving returns on capital. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The manager may use a risk management tool to attempt to limit the difference between the Fund's return and the return of a style-specific benchmark. In addition, the Fund may invest in derivative securities for

                                                                YOUR INVESTMENT


nonspeculative purposes (e.g., to manage investment risk or for liquidity). The manager may sell a holding when changes in price or growth potential no longer make it an attractive investment.



The managers of each Fund may invest up to 100% of the Fund's assets in cash or cash-type securities (including high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Fund's managers determine that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the Fund earning a lower return than it would have otherwise achieved if the managers had not adopted a temporary defensive position. In this case, the Fund may not achieve its investment objective.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?
--------------------------------------------------------------------------------
STOCK RISKS: The major risks of each Fund are those of investing in the stock market. This means the Funds may experience sudden, unpredictable declines in value, as well as periods of poor performance. Because stock values go up and down, the value of your Fund's shares may go up and down. Therefore, when you sell your investment, you may receive more or less money than you originally invested.


ACTIVE MANAGEMENT RISK: Each Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by each Fund's manager(s) will produce the desired results.



DERIVATIVES RISK: For the Advisor Small Cap Value Fund and Advisor U.S. Value Fund, each Fund uses derivatives (including futures and options) for hedging and other nonspeculative purposes, but such uses still expose the Fund to certain risks. When derivatives are used by the Fund to hedge its exposure on a different security or asset, there is the risk to the Fund that movement in the value of the derivative and the hedged security or

YOUR INVESTMENT


asset are not perfectly matched at all times (correlation risk). When investing in futures, the Fund is also exposed to the risk that the future value of the underlying asset (e.g., security or commodity) may be higher or lower than the agreed sale or purchase price, respectively, by the Fund (margin risk). When the Fund writes put and call options, the Fund is also exposed to the risk of future declines (in the case of a written put option) or future increases (in the case of a written call option) in the value of the underlying asset which the Fund has agreed to purchase or sell, respectively (cover risk). When purchasing options, the Fund is exposed to the potential loss of the option purchase price (premium risk). To the extent required by law, the Fund will cover the financial risks created by using derivatives (including writing put and call options) either by holding the underlying assets, purchasing or selling offsetting positions, or designating liquid assets to cover such financial exposure. Derivatives (especially derivatives created in the "over-the-counter" market) are generally illiquid (liquidity risk), and the market for derivatives is largely unregulated. The use of derivatives may not always be a successful strategy, and using them could lower the Fund's return. For more information on derivatives, consult the Funds' statement of additional information.



FOREIGN RISKS: The Advisor Small Cap Value Fund may invest in securities that may be directly or indirectly subject to one or more of the following foreign-related risks: risks created by currency-rate fluctuations, foreign political and economic instability, financial reporting standards, foreign taxes, and foreign securities markets and issuer regulations. Foreign securities may be less liquid than domestic securities.


GROWTH-STYLE INVESTING RISK: Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. The Advisor Common Stock Fund invests in growth-style stocks. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the

                                                                YOUR INVESTMENT


dividends of value stocks that can cushion stock prices in a falling market. The Fund's performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style.


NOT INSURED RISK: An investment in a Fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


SECTOR RISK: To the extent each of the Advisor Small Cap Value Fund and Advisor U.S. Value Fund invests in a particular sector, it is subject to the risks of that sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years. In addition, the sectors that dominate the market change over time. For more information on sector risk, consult the Fund's statement of additional information.


SMALL AND MEDIUM COMPANIES RISKS: For the Advisor Common Stock Fund and Advisor Small Cap Value Fund, small- and medium-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more-established companies. As a result, the companies' performance can be more volatile, and they face greater risk of business failure, which could increase the volatility of the Funds' portfolios. Generally, the smaller the company size, the greater these risks.


VALUE-STYLE INVESTING RISK: Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. The Advisor Small Cap Value Fund and Advisor U.S. Value Fund primarily invest and the Advisor Common Stock Fund invests in value-style stocks. The Funds' performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style. In addition, value stocks may not increase in price or pay dividends as anticipated by the Funds' managers or may decline even further if
(1) other investors fail to recognize the

YOUR INVESTMENT

company's value, or (2) other investors favor investing in faster-growing companies, or (3) the factors that the managers believe will increase the price do not occur.

The Funds are appropriate for investors who are comfortable with the risks described here and whose financial goals are five or more years in the future. The Funds are not appropriate for investors concerned primarily with principal stability. It is possible to lose money by investing in the Funds.

FUND STRUCTURE
Each of the Funds has adopted a multiple class plan and may offer one or more classes of shares. Only the Class Z shares are offered in this prospectus. The principal differences among the classes are each class' sales charges, if any, and annual expenses. Each class may also pay different administrative and transfer agency fees and expenses. The Class Z shares of the Advisor Common Stock Fund, Advisor Small Cap Value Fund, and Advisor U.S. Value Fund are the former retail class shares of the Funds. Class Z shares are available only to certain types of investors (see "Qualified Investors").

FUND PERFORMANCE

The following return information illustrates how the performance of the Funds' Class Z shares can vary, which is one indication of the risks of investing in the Funds. The information also provides some indication of the risks of investing in the Funds by showing how each Fund's average annual returns, which reflect Fund expenses, compare with returns of a broad measure of market performance and an index of funds with similar investment objectives, which are unmanaged, have no expenses, and are unavailable for investment. Please keep in mind that the past performance of each Fund, before and after taxes, does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

                                                                YOUR INVESTMENT

                                    [CHART]

                   CALENDAR YEAR TOTAL RETURNS

       Advisor Common Stock   Advisor U.S. Value   Advisor Small Cap Value
       --------------------   ------------------   -----------------------
1994           -0.49%
1995           32.41%
1996           20.47%                  28.10%
1997           24.02%                  31.31%
1998            6.60%                  22.65%              6.10%
1999           40.35%/(1)/             15.05%             28.09%
2000           -1.20%                  -1.74%             26.34%
2001           -1.70%                 -11.72%             17.99%
2002          -19.26%                 -16.86%             -6.13%
2003           38.70%                  30.23%             48.70%

BEST AND WORST QUARTERLY PERFORMANCE
(During the periods shown above)

Fund name                Best quarter return      Worst quarter return
----------------------------------------------------------------------
Advisor Common Stock     25.27% (4th Q 1999)     -20.06% (3rd Q 2001)
Advisor Small Cap Value  25.82% (2nd Q 1999)     -24.55% (3rd Q 1998)
Advisor U.S. Value       20.02% (4th Q 1998)     -18.08% (3rd Q 2002)



/(1)/The Advisor Common Stock Fund's calendar year total returns for 1999 were primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect that such favorable returns can be consistently achieved.

YOUR INVESTMENT

                         AVERAGE ANNUAL TOTAL RETURNS

                                As of 12-31-03


                                                                        Since Fund
   Fund/Index                            1-Year     5-Year     10-Year Inception/(1)/
   ----------------------------------------------------------------------------------
   ADVISOR COMMON STOCK
    Return Before Taxes                  38.70%      8.83%     12.35%     15.67%
    Return After Taxes on Distributions  38.70%      6.71%      9.27%     12.66%
    Return After Taxes on Distributions
    and Sale of Fund Shares              25.15%      6.55%      9.05%     12.29%
   Russell Midcap(R) Index (reflects no
   deduction for fees, expenses,
   or taxes)/(2)/                        40.06%      7.23%     12.18%     12.58%
   Lipper Mid-Cap Core Funds Index
   (reflects no deduction for fees,
   expenses, or taxes)/(3)/              36.58%      7.89%     10.95%     12.19%
   ADVISOR SMALL CAP VALUE
    Return Before Taxes                  48.70%     21.66%       --       18.92%
    Return After Taxes on Distributions  48.09%     21.55%       --       18.83%
    Return After Taxes on Distributions
    and Sale of Fund Shares              32.27%     19.26%       --       16.89%
   Russell 2000(R) Index (reflects no
   deduction for fees, expenses,
   or taxes)/(4)/                        47.25%      7.13%       --        5.45%
   Lipper Small-Cap Value Funds Index
   (reflects no deduction for fees,
   expenses, or taxes)/(3)/              47.53%     12.68%       --        9.19%
   ADVISOR U.S. VALUE
    Return Before Taxes                  30.23%      1.56%       --       10.53%
    Return After Taxes on Distributions  30.10%      0.89%       --        9.70%
    Return After Taxes on Distributions
    and Sale of Fund Shares              19.80%      1.12%       --        8.91%
   S&P 500 Index (reflects no deduction
   for fees, expenses, or taxes)/(5)/    28.67%     -0.57%       --        9.38%
   Lipper Large-Cap Value Funds Index
   (reflects no deduction for fees,
   expenses, or taxes)/(3)/              28.00%      1.20%       --        8.72%

--------------------------------------------------------------------------------

                                                       (footnotes on next page)

                                                                YOUR INVESTMENT

/(1)/The Advisor Common Stock Fund, the Advisor Small Cap Value Fund, and the Advisor U.S. Value Fund commenced operations on December 29, 1989, December 31, 1997, and December 29, 1995, respectively.

/(2)/The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index.




/(3)/The Lipper Mid-Cap Core Funds Index, the Lipper Small-Cap Value Funds Index, and the Lipper Large-Cap Value Funds Index are averages of the 30 largest funds in their respective Lipper category.


/(4)/The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.


/(5)/The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. After-tax returns are not relevant to investments through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

From time to time, the Advisor Common Stock and Advisor Small Cap Value Funds' performance was significantly enhanced through investments in initial public offerings (IPOs). In addition, the effect of IPOs purchased when the Fund's asset base was small may have been magnified. Given these circumstances, you should not expect that such enhanced returns can be consistently achieved. Please consider this before investing.

YOUR INVESTMENT


WHAT ARE THE FUNDS' FEES AND EXPENSES?
--------------------------------------------------------------------------------
This section describes the fees and expenses that you may pay if you buy and hold shares of the Funds.


The costs of operating each Fund are deducted from Fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they do not appear on your account statement but instead reduce the total return you receive from your Fund investment.



The following Annual Fund Operating Expenses table and Example table are based on actual expenses incurred during each Fund's fiscal period ended December 31, 2003. Please keep in mind that, as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal period may be significantly different than those shown.


SHAREHOLDER FEES
(fees paid directly from your investment)

The Class Z shares of each Fund are 100% no-load, so you pay no up-front sales load to buy or sell shares.




ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS)

(expenses that are deducted from Fund assets)



                                                        Total Annual
                                  Management   Other    Operating
          Fund                    Fee          Expenses Expenses/(2)/
          -----------------------------------------------------------
          Advisor Common Stock      0.75%/(1)/  0.61%      1.36%
          Advisor Small Cap Value   0.75%/(1)/  0.67%      1.42%
          Advisor U.S. Value        0.55%       1.03%      1.58%



/(1)/The Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels.


/(2)/The Funds participated in a program under which they received a credit for part of the brokerage commission paid in transactions with participating brokers. This credit was applied to the Funds' Other Expenses that were not attributable to Strong or its affiliates. Total Annual Operating Expenses do not reflect these credits or any other expense reimbursements or fee waiver arrangements for the Funds. After giving effect to these credits, expense reimbursements, and fee waiver arrangements, Total Annual Operating Expenses as of December 31, 2003, were 1.35% for the Advisor Common Stock Fund, 1.40% for the Advisor Small Cap Value Fund, and 1.55% for the Advisor U.S. Value Fund. Voluntary expense reimbursements and fee waiver arrangements may be modified or terminated at any time.

                                                                YOUR INVESTMENT



EXAMPLE: This example is intended to help you compare the cost of investing in each Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



            Fund                    1 Year 3 Years 5 Years 10 Years
            -------------------------------------------------------
            Advisor Common Stock     $138   $431    $745    $1,635
            Advisor Small Cap Value  $145   $449    $776    $1,702
            Advisor U.S. Value       $161   $499    $860    $1,878


WHO ARE THE FUNDS' INVESTMENT ADVISOR
AND PORTFOLIO MANAGERS?
--------------------------------------------------------------------------------

Strong Capital Management, Inc. (Strong) is the investment advisor for the Funds. Strong provides investment management services for mutual funds and other investment portfolios representing assets of over $36 billion as of February 29, 2004. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, some of which are available through variable insurance products. Strong's mailing address is P.O. Box 2936, Milwaukee, WI 53201.



Strong is currently considering a number of strategic alternatives, including the sale of Strong. Strong has hired Goldman, Sachs & Co. to assist Strong in exploring this option.

YOUR INVESTMENT


As compensation for its advisory services, each Fund pays Strong a management fee at the annual rate specified below of the average daily net asset value of that Fund.


        Fund                                   For All Assets
        ---------------------------------------------------------------
        Advisor U.S. Value Fund                    0.55%
        ---------------------------------------------------------------
                                     For Assets For the Next For Assets
                                     Under      $2 Billion   $6 Billion
                                     $4 Billion Assets       and Above
        ---------------------------------------------------------------
        Advisor Common Stock Fund      0.75%       0.725%      0.70%
        Advisor Small Cap Value Fund   0.75%       0.725%      0.70%


The following individuals are the Funds' Portfolio Managers.


ROBERT J. COSTOMIRIS, CFA, manages the Advisor U.S. Value Fund. He has earned the right to use the Chartered Financial Analyst(R) designation. Mr. Costomiris joined Strong in April 2001 and has managed the Advisor U.S. Value Fund since October 2001. From May 1997 to March 2001, Mr. Costomiris was a director of research at Thomson Horstmann & Bryant Inc. Mr. Costomiris received his bachelor's degree in chemical engineering at the University of Pennsylvania in 1985 and his master's of business administration degree in finance and accounting at the University of Chicago Graduate School of Business in 1995.



ANN M. MILETTI co-manages the Advisor Common Stock Fund. Ms. Miletti joined Strong in April 1991 and has co-managed the Advisor Common Stock Fund since October 2001. From August 1998 to September 2001, Ms. Miletti was an associate manager of equity accounts. Ms. Miletti received her bachelor's degree in education from the University of Wisconsin in 1989.



I. CHARLES RINALDI manages the Advisor Small Cap Value Fund. He joined Strong as a Portfolio Manager in November 1997 and has managed the Advisor Small Cap Value Fund since its inception in December 1997. Mr. Rinaldi received his bachelor's degree in biology from St. Michael's College in 1965 and his master's of business administration degree in finance from Babson College in 1970.

                                                                YOUR INVESTMENT



RICHARD T. WEISS co-manages the Advisor Common Stock Fund. He has managed the Advisor Common Stock Fund since March 1991. Mr. Weiss joined Strong as a Portfolio Manager in March 1991. Mr. Weiss received his bachelor's degree in business administration from the University of Southern California in 1973 and his master's of business administration degree in business from Harvard Graduate School of Business Administration in 1975. In addition, Mr. Weiss is a member of Strong's Executive Committee and vice chairman of Strong Financial Corporation.


OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

LEGAL AND REGULATORY MATTERS
--------------------------------------------------------------------------------

The United States Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Wisconsin Attorney General ("WAG"), and the Wisconsin Department of Financial Institutions ("WDFI") are investigating active trading of the Strong Funds by employees of Strong Capital Management, Inc. ("Strong"), including Richard S. Strong, former employee and Chairman of Strong. The Independent Directors of the Strong Funds are also investigating these matters, with the assistance of counsel and an independent consulting firm. The Independent Directors intend to obtain appropriate redress if they determine that the Strong Funds were harmed. In addition, Strong has received one or more subpoenas from the West Virginia Attorney General ("WVAG") and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Effective November 2, 2003, the Independent Directors accepted Mr. Strong's resignation as Chairman of the Strong Funds' Boards. Effective December 2, 2003, Mr. Strong resigned as Director of the Funds' Boards, as Chairman, Chief Investment Officer, and Director of Strong, and as Chairman and Director of Strong Financial Corporation, and its affiliates.

YOUR INVESTMENT



Strong is aware of a complaint filed and simultaneously settled on September 3, 2003 (the "Complaint"), by NYAG on behalf of the State of New York, against Canary Capital Partners, LLC, et al. (collectively, "Canary"), which alleges that Canary engaged in certain improper trading practices characterized as "late-day trading" and "market timing" with various mutual funds. Strong and certain Strong Funds are referenced, although not named as parties in the Complaint, with respect to the market timing allegations. On September 5, 2003, the SEC began an inquiry based on matters related to, and set forth in, the Complaint. On September 24, 2003, the WDFI asked that certain information and documents be provided related to the matters referenced in the Complaint. Strong is currently cooperating with the NYAG, the SEC, the WAG, the WDFI, the WVAG, and other regulatory agencies with respect to their separate inquiries into these matters. On September 26, 2003, Strong announced its commitment to make appropriate reimbursement if it is determined that the transactions set forth in the Complaint adversely affected investors in the Strong Funds referenced in the Complaint. On October 30, 2003, Mr. Strong announced that he has committed to personally compensate the Strong Funds for any financial losses they may have experienced as a result of his transactions.



As of the date of this prospectus, Strong is aware of multiple class and derivative actions ("Actions") filed since September 4, 2003, with respect to the factual matters referenced in the Complaint and the subject matter of the regulatory investigations naming, among others, Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their officers and directors as defendants. These Actions have been filed in the following federal and state courts: U.S. District Court for the Southern District of New York; U.S. District Court, District of New Jersey; U.S. District Court, Eastern District of Wisconsin, Milwaukee Division; U.S. District Court, Western District of Wisconsin; Superior Court of New Jersey Law Division of Hudson; State of Wisconsin Circuit Court, Milwaukee County; State of Wisconsin Circuit Court, Waukesha County; Supreme Court of the State of New York; Superior Court of the State of California,

                                                                YOUR INVESTMENT


County of Los Angeles; and U.S. District Court, District of Connecticut. On February 20, 2004, the United States Judicial Panel for Multi District Litigation ("MDL") ordered the transfer of those cases involving late trading or market timing in several mutual funds to the District of Maryland so they could be coordinated and possibly consolidated with other cases involving the same fund family. Several Actions naming Strong or one or more of its affiliates as a defendant were subject to this order, and it is expected that the MDL will soon order all or most of the other federal court Actions involving Strong to be transferred to the District of Maryland as "tag-along actions." The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds' prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs' attorneys' fees and experts' fees, and/or replacement of the Board of Directors of the Strong Funds. Additional lawsuits may be filed in the same or other venues presenting allegations and demands for relief. Strong expects that any such lawsuits would contain allegations including the matters discussed in this prospectus and that the demands for relief would not materially differ from those described above.


AFFILIATED ADVISORY PROGRAMS
--------------------------------------------------------------------------------

Strong, on behalf of participants in programs managed by Strong, may invest a portion of the program's assets in any one Strong Fund that could represent a significant portion of the Fund's assets. In such instance, Strong's decision to make changes to or rebalance the program's allocations may substantially impact the Fund's performance.

YOUR INVESTMENT


INITIAL PUBLIC OFFERINGS
--------------------------------------------------------------------------------
Each Fund may participate in the initial public offering (IPO) market. However, a Fund's access to profitable IPOs may be limited. Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more-established companies. In addition, a Fund may sell its IPO investments soon after buying them, which may result in higher trading costs and adverse tax consequences. When a Fund is small, profitable IPOs may greatly increase the Fund's total returns, but the Fund is not likely to achieve the same level of performance when it grows larger.

PERCENTAGE RESTRICTIONS
--------------------------------------------------------------------------------

Each Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which each Fund may invest (Percentage Restrictions). Percentage Restrictions apply at the time a Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.



Each Fund has adopted a non-fundamental policy to provide 60-days' advance notice to shareholders if it changes its strategy of investing, under normal conditions, at least 80% of its net assets in a particular type of investment, industry, country, or geographic region suggested by its name.

                                                                YOUR INVESTMENT


COMPARING THE FUNDS
--------------------------------------------------------------------------------
The following will help you to distinguish among the Funds and to determine their suitability for your investment needs:


                      Equity     Bond     Foreign
      Fund            Range      Range    Range    Focus
      --------------------------------------------------------------------
      Strong Advisor  80 to 100% 0 to 20% 0 to 25% Small- and medium-
      Common Stock                                 capitalization growth
                                                   and value stocks
      Strong Advisor  80 to 100% 0 to 20% 0 to 30% Small-capitalization
      Small Cap Value                              value equity securities
      Strong Advisor  80 to 100% 0 to 20% 0 to 10% Small-, medium-, and
      U.S. Value                                   large-capitalization
                                                   value equity securities
                                                   of U.S. companies

------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This information describes the performance of each Funds' Class Z shares, for the periods shown. Certain information reflects financial results for a single Class Z share outstanding for the entire period. "Total Return" shows how much an investment in Class Z shares of each Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request.

YOUR INVESTMENT

STRONG ADVISOR COMMON STOCK FUND -- CLASS Z
--------------------------------------------------------------------------------

                                        Dec. 31,   Dec. 31,    Dec. 31, Dec. 31, Dec. 31,
SELECTED PER-SHARE DATA/(A)/              2003       2002        2001     2000     1999
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                               $15.97   $19.78        $20.16   $25.21   $21.06
Income From Investment
 Operations:
  Net Investment Income (Loss)            (0.09)   (0.05)/(b)/   (0.02)    0.04    (0.01)
  Net Realized and Unrealized
   Gains (Losses) on Investments           6.27    (3.76)        (0.32)   (0.59)    8.19
-----------------------------------------------------------------------------------------
  Total From Investment
   Operations                              6.18    (3.81)        (0.34)   (0.55)    8.18
Less Distributions:
  From Net Investment Income                 --       --            --    (0.04)      --
  From Net Realized Gains                    --       --         (0.04)   (4.46)   (4.03)
-----------------------------------------------------------------------------------------
  Total Distributions                        --       --         (0.04)   (4.50)   (4.03)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period           $22.15   $15.97        $19.78   $20.16   $25.21
=========================================================================================

RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------
Total Return                             +38.7%   -19.3%         -1.7%    -1.2%   +40.4%
Net Assets, End of Period (In Millions)  $1,437   $1,363        $1,703   $1,719   $1,733
Ratio of Expenses to Average
 Net Assets Before Expense Offsets         1.4%     1.3%          1.3%     1.2%     1.2%
Ratio of Expenses to Average
 Net Assets                                1.4%     1.3%          1.3%     1.2%     1.2%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                   (0.4)%   (0.3)%        (0.1)%     0.2%   (0.1)%
Portfolio Turnover Rate/(c)/              41.8%    64.9%         89.3%    95.4%    80.1%



(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.


(b)Net investment income (loss) per share represents net investment income
   (loss) divided by average shares outstanding throughout the year.


(c)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                                YOUR INVESTMENT

STRONG ADVISOR SMALL CAP VALUE FUND -- CLASS Z
--------------------------------------------------------------------------------

                                          Dec. 31,     Dec. 31,    Dec. 31,    Dec. 31,      Dec. 31,
SELECTED PER-SHARE DATA/(A)/                2003         2002        2001        2000          1999
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                               $18.98        $20.22       $17.17     $13.59       $10.61
Income From Investment
 Operations:
  Net Investment Income (Loss)            (0.09)/(b)/    0.04/(b)/   (0.08)      0.00/(c)/   (0.08)
  Net Realized and Unrealized
   Gains (Losses) on Investments           9.30         (1.28)        3.17       3.58         3.06
--------------------------------------------------------------------------------------------------------
  Total From Investment
   Operations                              9.21         (1.24)        3.09       3.58         2.98
Less Distributions:
  From Net Investment Income              (0.01)           --           --         --           --
  From Net Realized Gains                 (0.65)           --        (0.04)        --        (0.00)/(c)/
--------------------------------------------------------------------------------------------------------
  Total Distributions                     (0.66)           --        (0.04)        --        (0.00)/(c)/
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period           $27.53        $18.98       $20.22     $17.17       $13.59
========================================================================================================

RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Total Return                             +48.7%         -6.1%       +18.0%     +26.3%       +28.1%
Net Assets, End of Period (In Millions)  $1,167          $659         $541       $249          $45
Ratio of Expenses to Average
 Net Assets Before Expense Offsets         1.4%          1.5%         1.4%       1.4%         1.7%
Ratio of Expenses to Average
 Net Assets                                1.4%          1.5%         1.4%       1.4%         1.7%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                   (0.4)%          0.2%       (0.5)%  0.0%/(c)/       (1.0)%
Portfolio Turnover Rate/(d)/              30.2%         28.2%        42.0%      60.3%        95.5%


(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)Net investment income (loss) per share represents net investment income
   (loss) divided by average shares outstanding throughout the year.
(c)Amount calculated is less than $0.005 or 0.05%.
(d)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

YOUR INVESTMENT

STRONG ADVISOR U.S. VALUE FUND -- CLASS Z
--------------------------------------------------------------------------------

                               Dec. 31,  Dec. 31,    Dec. 31, Dec. 31,  Oct. 31, Oct. 31,
SELECTED PER-SHARE DATA/(A)/     2003      2002        2001   2000/(b)/   2000     1999
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                      $13.74   $17.87       $20.65   $21.63    $20.58   $17.20
Income From Investment
 Operations:
  Net Investment Income
   (Loss)                         0.15     0.05/(c)/    0.11     0.03      0.05     0.06
  Net Realized and Unrealized
   Gains (Losses) on
   Investments                    3.99    (2.79)       (2.53)   (0.52)     1.53     3.39
-----------------------------------------------------------------------------------------
  Total From Investment
   Operations                     4.14    (2.74)       (2.42)   (0.49)     1.58     3.45
Less Distributions:
  From Net Investment
   Income                        (0.11)   (0.03)       (0.11)   (0.03)    (0.05)   (0.07)
  From Net Realized Gains           --    (1.36)       (0.25)   (0.46)    (0.48)      --
-----------------------------------------------------------------------------------------
  Total Distributions            (0.11)   (1.39)       (0.36)   (0.49)    (0.53)   (0.07)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period  $17.77   $13.74       $17.87   $20.65    $21.63   $20.58
========================================================================================

RATIOS AND
SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------
Total Return                    +30.2%   -16.9%       -11.7%    -2.2%     +7.7%   +20.1%
Net Assets, End of Period
 (In Millions)                    $159     $197         $186     $251      $252     $182
Ratio of Expenses to
 Average Net Assets
 Before Expense Offsets           1.6%     1.9%         1.2%     1.1%*     1.0%     1.1%
Ratio of Expenses to
 Average Net Assets               1.6%     1.9%         1.2%     1.1%*     1.0%     1.1%
Ratio of Net Investment
 Income (Loss) to Average
 Net Assets                       0.8%     0.3%         0.6%     0.8%*     0.3%     0.3%
Portfolio Turnover Rate/(d)/     53.4%    89.8%       116.1%    14.4%     46.5%    32.3%



  *Calculated on an annualized basis.

(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)In 2000, the Fund changed its fiscal year-end from October to December.
(c)Net investment income (loss) per share represents net investment income
   (loss) divided by average shares outstanding throughout the year.
(d)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

YOUR ACCOUNT

SHARE PRICE
--------------------------------------------------------------------------------
Your price for buying, selling, or exchanging shares of a specific class of a Fund is the net asset value per share (NAV) for that class of shares. NAV is generally calculated as of the close of trading on the New York Stock Exchange
(NYSE) (usually 3:00 p.m., Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.


NAV is based on the value of the securities in a Fund's portfolio. Generally, market value is determined on the basis of information


--------------------------------------------------------------------------------
We determine the share price or NAV of a class of shares by dividing the Fund's net assets attributable to the class of shares (the value of the Fund's investments, cash, and other assets attributable to the class of shares minus the Fund's liabilities attributable to the class of shares) by the number of shares in the class outstanding.

--------------------------------------------------------------------------------


furnished by a pricing service or broker quotations, as appropriate.



FAIR VALUE PRICING


If pricing service information or broker quotations are not readily available, the Fund may price those securities using fair value procedures approved by the Board of Directors of the Strong Funds. A Fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures to price the same securities.


FOREIGN SECURITIES

Some of a Fund's portfolio securities may be listed on foreign exchanges that trade on days when we do not calculate a NAV. As a result, the value of a Fund's investments may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that we calculate a Fund's NAV. Events affecting the values of foreign securities that occur after the time a foreign exchange assigns a price to the foreign securities and before the time when we calculate a Fund's NAV, including movements of the domestic market, generally will be reflected in a Fund's NAV if we, under the

YOUR ACCOUNT


supervision of the Board of Directors of the Strong Advisor Funds, determine that such events require fair valuation of those foreign securities that may be affected by the event.


QUALIFIED INVESTORS
--------------------------------------------------------------------------------
You may purchase Class Z shares only under limited circumstances, at the net asset value on the day of purchase. Investors and registered investment advisors who owned shares of a Fund on November 30, 2000, that were renamed Class Z shares, may continue to own those Class Z shares. The following types of investors may qualify to purchase Class Z shares of the Funds:


.. Investors holding Class Z shares of a Fund on November 30, 2000, that were purchased directly from Strong and not through an intermediary, except as described below, and registered investment advisors holding Class Z shares of a Fund on November 30, 2000,



.. Officers, directors, and employees of the Fund, Strong, the Funds' distributor, and these entities' affiliates, and each of their immediate family members (grandparent, parent, sibling, child, grandchild, and spouse) who live in the same household,



.. Employer-sponsored retirement plans, and their participants, for which Strong or the Funds' distributor, or an affiliate, has entered into an agreement to provide document or administrative services, and other retirement plans whose administrators or dealers have entered into an agreement with Strong or the Funds' distributor, or an affiliate, to perform services,



.. 401(k) plans holding Class Z shares of a Fund on November 30, 2000,



.. Certain institutional investors purchasing more than $1 million of Class Z shares (excluding the Advisor Small Cap Value Fund),



.. Any Strong Fund of Funds structure, such as Strong Life Stage Series, Inc.,



.. Any Internal Revenue Code Section 529 plan that invests in Strong Funds, or for which Strong provides investment management services, and

                                                                   YOUR ACCOUNT



.. Any accounts in a fee-based advisory program managed by Strong, including, but not limited to, the Strong Advisor and the Strong Private Client programs, or shares previously held in such accounts.


For more information on the purchase of Class Z shares, call 1-800-368-3863.

MANAGING YOUR ACCOUNT
--------------------------------------------------------------------------------
This section describes the ways you can manage your account in the Fund. Some transactions and requests will require a signature guarantee. See "Additional Information" for examples.

ONLINE

At www.Strong.com, you can access Fund performance and portfolio holding information, portfolio manager commentaries, account options information, account history, balances, and recent dividend information. In addition you can update your mailing address, and add or make changes to an Automatic Investment Plan. Also, you can sign up to receive regulatory documents and other materials, daily transaction reports, and account statements electronically, or you can request that we discontinue electronic delivery. Additional planning tools and market information are also available. You can manage your account online in the following ways:



.. Open an account


 Complete and submit our online application; or current investors may open an account by exchanging shares from another Strong account. There is a maximum initial investment of $25,000 per application for new online accounts funded electronically from your bank account.



.. Make additional investments


 With Express Purchase/SM/, you can make additional investments of up to $100,000 each to an existing account directly from your bank account.

YOUR ACCOUNT



.. Exchange shares


 For accounts with the Exchange Option, you can exchange shares between Strong accounts with the same registered owners, address, and taxpayer identification number.



.. Sell shares


 For accounts with the Redemption Option, you can submit redemption requests for up to $250,000 each. You may have a check mailed to your account's address or have the proceeds either electronically transmitted to a pre-authorized bank account, or, for the applicable fee, wired to a pre-authorized bank account.


BY MAIL
Please send all mail requests to Strong Funds, P.O. Box 2936, Milwaukee, WI 53201-2936. You can manage your account by mail in the following ways:


.. Open an account


 Send a signed, completed application and a check or money order payable to Strong.



.. Make additional investments


 Send an Investment Form and a check or money order payable to Strong.



.. Exchange shares


 Send written instructions, including your account number, the dollar amount or number of shares you wish to exchange, the names and signatures of all owners or other authorized persons to exchange shares between Strong accounts with the same registered owners and taxpayer identification number.



.. Sell shares


 Send written instructions, including your account number, the dollar amount or number of shares you wish to redeem, the names and signatures of all owners or other authorized persons, and the account mailing address.

                                                                   YOUR ACCOUNT


BY TELEPHONE

You may call 1-800-368-3863 to speak to a customer service representative. During times of unusual market activity, our customer service representatives may be busy, and you may experience a delay placing a telephone request. During these times, consider calling the Strong Direct(R) automated voice-recognition system at 1-800-368-7550 or using our web site at www.Strong.com. With Strong Direct, you can access current Fund share prices and other Fund information and account information. You can manage your account by telephone in the following ways:



.. Open an account

 For accounts with the Exchange Option, you can exchange shares into a new Strong Fund.


.. Make additional investments


 With Express Purchase, you can make additional investments of up to $100,000 each to an existing account directly from your bank account.



.. Exchange shares


 For accounts with the Exchange Option, you can exchange shares between Strong accounts with the same registered owners and taxpayer identification number.



.. Sell shares

 For accounts with the Redemption Option, you can have a check mailed to your account's address, electronically transmitted to a pre-authorized bank account, or, for the applicable fee, wired to a pre-authorized bank account.

AUTOMATICALLY
You can manage your account through automatic investment options in the following ways:


.. Make additional investments


 Automatic Investment Plan (AIP). An AIP allows you to make regular, automatic investments from your bank checking or savings account.

YOUR ACCOUNT


 Payroll Direct Deposit. The Payroll Direct Deposit Plan allows you to send all or a portion of your paycheck, Social Security check, military allotment, or annuity payment to the Fund of your choice.

 Dividends and Capital Gains. Your dividends and capital gains distributions will be automatically reinvested in additional shares, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account. If you elect to receive distributions paid by check, in its discretion, the Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. To change the current option for payment of dividends and capital gains distributions, please call 1-800-368-3863.


.. EXCHANGE SHARES

 The Automatic Exchange Plan allows you to make regular, automatic exchanges between Strong accounts.


.. SELL SHARES

 The Systematic Withdrawal Plan allows you to redeem a fixed sum from your account on a regular basis and send it electronically to a bank account or as a check to you or anyone you properly designate.

BY WIRE

Please call a customer service representative for wire instructions. Please note, your purchase order cannot be accepted until your wire payment is received by the Fund's agent. You can manage your account by wire in the following ways:



.. OPEN AN ACCOUNT


 Prior to your investment, a signed, completed application must be on file with the Fund's transfer agent.



.. MAKE ADDITIONAL INVESTMENTS

                                                                   YOUR ACCOUNT



.. SELL SHARES


 For accounts with the Redemption Option, and for the applicable fee, you can call a customer service representative to have the proceeds wired to a pre-authorized bank account.


THROUGH THIRD PARTIES

When you transact through a third party (rather than directly with us), the policies and fees may be different than described in this prospectus. Banks, broker-dealers, 401(k) plans, financial advisors, insurance companies, third-party administrators, and financial supermarkets (collectively, "financial intermediaries") may charge transaction and other fees and may set different investment minimums or limitations on buying or selling shares. The Fund may require financial intermediaries to transact through a registered clearing agency, such as the National Securities Clearing Corporation. Consult your financial intermediary for details. Broker-dealers, including the Funds' distributor and other financial intermediaries, may sponsor or participate in promotional programs in which investors receive incentives for establishing an account with the financial intermediary and/or for purchasing shares of the Strong Funds. Contact your financial intermediary or consult the statement of additional information for more information on these programs. We and/or an affiliate, including the Fund's distributor, may make payments from our own resources to financial intermediaries for selling or servicing Fund shares. You can manage your account through a third party in the following ways:



.. OPEN AN ACCOUNT



.. MAKE ADDITIONAL INVESTMENTS



.. EXCHANGE SHARES



.. SELL SHARES


IN PERSON
Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our web site or call a customer service representative for hours, directions, and the locations of our other Investor Centers.

YOUR ACCOUNT


INVESTMENT MINIMUMS
--------------------------------------------------------------------------------
When buying shares, you must meet the following investment minimum requirements:


                                  Initial Investment Additional Investment
                                  Minimum            Minimum
      --------------------------------------------------------------------
      Regular accounts            $2,500                     $100
      Coverdell Education Savings $1,000                     $100
      Accounts, traditional IRAs,
      Roth IRAs, SEP IRAs, and
      UGMA/UTMA accounts
      Simple IRAs and 403(b)(7),  the lesser of              $ 50
      Keogh, Pension Plan, Profit $250 or $25
      Sharing Plan, and 401(k)    per month
      Plan accounts*

--------------------------------------------------------------------------------

*If you open an employer-sponsored retirement plan account for which we provide or for which one of our alliance partners provides document or administrative services, there is no initial investment minimum.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
ACCOUNT OPTIONS AND SERVICES

Some account options and services are added to your account when it is opened, unless you choose otherwise, and some require registration. In addition, some options and services may be subject to additional restrictions or conditions. Visit our web site or call a customer service representative for more information or to request a Shareholder Account Options form.



CUSTOMER IDENTIFICATION REQUIREMENT


We are required to obtain certain personal information from you in order to verify your identity. If you do not provide this information, we may be unable to open an account for you. In certain circumstances, we may rely on a financial intermediary to assist with the verification of your identity. If we are unable to verify your identity, we may, without prior notice to you, reject

                                                                   YOUR ACCOUNT


additional purchases, suspend account options, close your account and redeem your shares at the next NAV minus any applicable sales charge, and/or take other action we deem reasonable. You will be responsible for any losses, taxes, expenses, fees, or other results of these actions.


DUPLICATE COPIES OF DOCUMENTS
Upon your request and for the applicable fee, you may obtain duplicate copies of documents, such as account statements and tax forms. Please call a customer service representative for more information.

EXCHANGING SHARES

An exchange of shares between Strong accounts is considered a sale and a purchase of shares for several purposes, including tax purposes, and may result in a capital gain or loss. Some Strong Funds charge a redemption fee as described in the appropriate Fund's prospectus. Purchases by exchange are subject to the investment requirements and other criteria of the Fund and class purchased. Please ask us for the appropriate prospectus and read it before investing in any of the Strong Funds.


HOUSEHOLDING
If we mail financial reports, prospectuses, or other regulatory material directly to you, we attempt to reduce the volume of mail you receive by sending only one copy of these documents to your household. You can call us at 1-800-368-3863 or write to us at the address listed on the back of this prospectus to request (1) additional copies free of charge or (2) that we discontinue our practice of householding regulatory materials.

LOW BALANCE ACCOUNT FEE

Because of the high cost of maintaining small accounts, an annual low balance account fee of $25 (or the value of the account if the account value is less than $25) will be charged to all accounts that fail to meet the initial investment minimum. The fee, which is payable to the transfer agent, will not apply to shareholders whose combined Strong Funds assets total $100,000 or more. We will waive the fee if an account balance falls below the account's initial investment minimum due solely to market fluctuations.

YOUR ACCOUNT


PURCHASES IN KIND
You may, if we approve, purchase shares of a Fund with securities that are eligible for purchase by the Fund (consistent with the Fund's investment restrictions, policies, and objectives) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies.

PURCHASING SHARES

We only accept checks payable to Strong. We do not accept cash, checks drawn on banks outside the U.S., or credit card checks, and we may refuse checks if Strong is not the original payee. You will be charged $25 for every check or Electronic Funds Transfer returned unpaid. When all or a portion of a purchase is received for investment without a clear Fund designation or for investment in one of our closed classes or Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Strong Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Strong Money Market Fund, at the next NAV calculated after we accept your order.


RETIREMENT ACCOUNTS
We offer a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on:


.. INDIVIDUAL RETIREMENT PLANS, including traditional IRAs and Roth IRAs, call
  1-800-368-3863.



.. QUALIFIED RETIREMENT PLANS, including SIMPLE IRAs, SEP IRAs, 403(b)(7)s,
  Keoghs, Pension Plans, Profit Sharing Plans, and 401(k) Plans, call 1-800-368-2882.


There may be special distribution requirements for a retirement account. For more information, call the appropriate number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 and a $50 fee for transferring assets to another custodian or for closing a retirement account. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another

                                                                   YOUR ACCOUNT

retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes unless you transfer all of the proceeds to an eligible retirement plan.

SELLING SHARES

After your redemption request is accepted, we normally send your proceeds on the next day NAV is calculated (Business Day). Proceeds transmitted electronically will usually arrive at your bank two banking days after we process your transaction. Proceeds transmitted by wire will usually arrive at your bank the first banking day after we process your transaction. If no direction is provided as to how or where to deliver the proceeds, we may mail a check to the address on the account. Because the post office will not forward checks, please notify us if your address has changed. If you recently purchased shares, the payment of your redemption may be delayed up to ten days to allow the purchase payment to clear. If you request a specific dollar amount to be redeemed, and due to market fluctuation the account balance is less than the requested amount, we may redeem the remaining account balance. In some cases, your request will require a signature guarantee in order to process the redemption. Review the "Signature Guarantees" section that follows for details.



SHORT-TERM TRADING


The Fund attempts to deter short-term trading that may be disruptive to the efficient management of the Fund. The Fund may consider several factors when evaluating shareholder trading activities, including, but not limited to: (1) the amount of a transaction; (2) the frequency of transactions; (3) the time frame between which purchases and redemptions (including exchanges) are executed; and (4) the Fund's asset size. Shareholders who engage in such trading may be subject, without prior notice, to action by or on behalf of the Fund, including, but not limited to: (1) a request to cease such activities;
(2) rejection of any or all future purchase requests in one, several, or all Strong Funds; or (3) a refusal of, change to, discontinuance of, or temporary suspension of any or all account services.

YOUR ACCOUNT



Although the Fund attempts to deter this type of trading, it may not always be successful because, among other things, Fund shares may be purchased and redeemed indirectly by underlying shareholders aggregated in omnibus accounts maintained by brokers, retirement plans, fee-based investment programs, and other intermediaries. The Fund may receive limited information about transactions by an underlying shareholder in such accounts. Therefore, the Fund cannot always know about or reasonably be expected to detect potentially disruptive short-term trading.



If the Fund is unable to deter this type of trading, it may adversely affect the long-term performance of the Fund by requiring the Fund to maintain larger amounts of cash or cash-type securities than the Fund's manager might otherwise choose to maintain, or to liquidate portfolio holdings at a disadvantageous time, thereby increasing brokerage, administrative, and other expenses.


SIGNATURE GUARANTEES

A Medallion signature guarantee is designed to protect shareholders and a Fund against fraudulent transactions by unauthorized persons. The transactions for which a Fund will require such a signature guarantee for all authorized owners of an account include but are not limited to:



.. When requesting that redemption proceeds be sent to a different name or address than is registered on an account, including another Strong account,



.. When establishing a bank address with no owner(s) in common with the Strong account owner(s) or when all Strong joint account owners are not also bank account owners,



.. When transferring the ownership of an account to another individual or organization,



.. When requesting to redeem or redeposit shares that have been issued in certificate form,



.. If adding/changing a name or adding/removing an owner on an account, and



.. If adding/changing the beneficiary on a transfer-on-death account.

                                                                   YOUR ACCOUNT



A Medallion signature guarantee may be required at our discretion to initiate a redemption (including exchanges and transfers).


A Medallion signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. Please note that a notary public stamp or seal is not a substitute for a Medallion signature guarantee.

TELEPHONE AND ELECTRONIC TRANSACTIONS

We use reasonable procedures to confirm that telephone and electronic transaction requests are genuine and may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received by telephone or electronically, provided we reasonably believe the instructions were genuine. For transactions through our automated voice-recognition system and our web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN, or password.


VERIFICATION OF ACCOUNT STATEMENTS
Contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

DISTRIBUTIONS
--------------------------------------------------------------------------------
DISTRIBUTION POLICY

To the extent they are available, the Advisor Common Stock Fund and the Advisor Small Cap Value Fund generally pay you dividends from net investment income and distribute net realized capital gains at least annually. To the extent they are available, the Advisor U.S. Value Fund generally pays you dividends from net investment

YOUR ACCOUNT


income quarterly and distributes net realized capital gains at least annually. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains.


REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
Your dividends and capital gains distributions will be automatically reinvested in additional Class Z shares of the Fund, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account. If you elect to receive distributions by check, in its discretion, the Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. To change the current option for payment of dividends and capital gains distributions, please call 1-800-368-3863.

--------------------------------------------------------------------------------
Generally, if your investment is in a traditional IRA or other TAX-DEFERRED ACCOUNT, your dividends and distributions will not be taxed at the time they are paid but instead at the time you withdraw them from your account.

--------------------------------------------------------------------------------


TAXES
--------------------------------------------------------------------------------
TAXABLE DISTRIBUTIONS

For federal tax purposes, any distributions you receive of net investment income (excluding qualified dividend income) and net short-term capital gains are generally taxable as ordinary dividend income at your income tax rate. Distributions of net long-term capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. Distributions of qualified dividend income generally will be taxable at long-term capital gains rates. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them.

                                                                   YOUR ACCOUNT


RETURN OF CAPITAL
If your Fund's distributions exceed its earnings and profits, all or a portion of those distributions may be treated as a return of capital to you, which will generally reduce the cost basis of your shares. Such distributions may also be treated as a sale of your shares.


YEAR-END TAX STATEMENT


To assist you in tax preparation, after the end of each calendar year, we will send you a statement of your Fund's net investment income dividends (designating qualified dividend income) and net capital gains distributions (Form 1099).


BACKUP WITHHOLDING

By law, we must withhold 28% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information, such as your Social Security number or taxpayer identification number.


Because everyone's tax situation is unique, you should consult your tax professional for assistance.


--------------------------------------------------------------------------------
Unless your investment is in a tax-deferred retirement account, such as an IRA, YOU MAY WANT TO AVOID:

.. Investing a large amount in a Fund close to the end of the calendar year. If the Fund makes a capital gains distribution, you may receive some of your investment back as a taxable distribution.


.. Selling shares of a Fund at a loss if you have purchased (including by reinvesting dividends and distributions) additional shares of the same Fund within 30 days prior to the sale or if you plan to purchase additional shares of the same Fund within 30 days following the sale. This is called a wash sale, and you will not be allowed to claim a tax loss on the transaction.


--------------------------------------------------------------------------------

YOUR ACCOUNT

RESERVED RIGHTS
--------------------------------------------------------------------------------
We reserve the right to:


.. Refuse, change, discontinue, or temporarily suspend account services, including, but not limited to, exchange, automatic investment or redemption plans, or telephone, facsimile, and online account services, for any reason.



.. Reject any purchase request for any reason, including exchanges from other
  Strong Funds and automatic investment plan purchases.



.. Change the minimum or maximum investment amounts.



.. Delay sending out redemption proceeds for up to seven days.



.. Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.



.. Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of the Fund's assets.



.. Close any account that does not meet minimum investment requirements. We will give you 60 days' notice to increase your balance to the required minimum.



.. Waive the initial investment minimum at our discretion.



.. Reject any purchase or redemption request that does not contain all required documentation.



.. Amend or terminate purchases in kind at any time.

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

FOR MORE INFORMATION
--------------------------------------------------------------------------------
More information is available upon request at no charge, including:

SHAREHOLDER REPORTS: Additional information is available in the annual and semiannual report to shareholders. These reports contain a letter from management, discuss recent market conditions and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.


STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies, strategies, risks, and techniques. A current SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.


TO REQUEST INFORMATION OR TO ASK QUESTIONS:

           BY TELEPHONE                     FOR HEARING-IMPAIRED
           1-414-359-1400 or 1-800-368-3863 (TDD)  1-800-999-2780

           BY MAIL                          BY OVERNIGHT DELIVERY
           Strong Funds                     Strong Funds
           P.O. Box 2936                    900 Heritage Reserve
           Milwaukee, WI 53201-2936         Menomonee Falls, WI 53051

             ON THE INTERNET                    BY E-MAIL
             View online or download documents: service@Strong.com
             Strong Funds: www.Strong.com
             SEC*: www.sec.gov

This prospectus is not an offer to sell securities in places other than the United States and its territories.

*Information about the Funds (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may call the SEC at (202) 942-8090 for information about the operation of the Public Reference Room. Reports and other information about the Funds are also available from the EDGAR Database on the SEC's web site at www.sec.gov. You may obtain a copy of this information, after paying a duplicating fee, by sending a written request to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by sending an e-mail request to publicinfo@sec.gov.

Strong Advisor Common Stock Fund, a series of Strong Common Stock Fund, Inc., SEC file number: 811-05687
Strong Advisor Small Cap Value Fund, a series of Strong Equity Funds, Inc., SEC file number: 811-08100
Strong Advisor U.S. Value Fund, a series of Strong Conservative Equity Funds, Inc., SEC file number: 811-07656

          Please find STRONG'S PRIVACY POLICY inside this back cover.



                       RT43431 05-04 405EQYZ/WH2013 05-04

                                    [GRAPHIC]




                              CLASSES A, B, AND C






                                                       Prospectus | May 1, 2004



                                                  STRONG Advisor Mid Cap Growth


                                                                           FUND






 As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved of these securities or determined if the information in this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


[LOGO] STRONG

TABLE OF CONTENTS

YOUR INVESTMENT

KEY INFORMATION

What is the Fund's objective?..................................................1


What are the Fund's principal investment strategies?...........................1


What are the main risks of investing in the Fund?..............................2


What are the Fund's fees and expenses?.........................................7


Who are the Fund's investment advisor and portfolio managers?..................9



OTHER IMPORTANT INFORMATION YOU SHOULD KNOW


Legal and Regulatory Matters..................................................10


Affiliated Advisory Programs..................................................12


Initial Public Offerings......................................................13


Percentage Restrictions.......................................................13


Financial Highlights..........................................................14


YOUR ACCOUNT


Share Price...................................................................18


12b-1 Distribution and Service Fees...........................................19


What Share Classes We Offer...................................................20


How to Reduce Your Sales Charge...............................................24


Managing Your Account.........................................................29


Investment Minimums...........................................................31


Additional Information........................................................31


Distributions................................................................ 36


Taxes.........................................................................37


Reserved Rights...............................................................39


For More Information..........................................................44


In this prospectus, "we," "us," or "our" refers either to Strong Capital Management, Inc., the investment advisor for the Strong Advisor Funds, or Strong Investor Services, Inc., the administrator and transfer agent for the Strong Advisor Funds.

  Please find STRONG'S PRIVACY POLICY inside the back cover of this booklet.

                                                                YOUR INVESTMENT

KEY INFORMATION

WHAT IS THE FUND'S OBJECTIVE?
--------------------------------------------------------------------------------
The STRONG ADVISOR MID CAP GROWTH FUND seeks capital growth.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

The ADVISOR MID CAP GROWTH FUND invests, under normal conditions, at least 80% of its net assets in equity securities of medium-capitalization companies that the Fund's manager believes have favorable prospects for above average and sustainable growth of earnings and revenue. The Fund defines "medium-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the Russell Midcap(R) Index at the time of investment. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may utilize an active trading approach. The manager may sell a holding when there is, among other things, a fundamental change in the outlook for the company (for example, a change in management or reduction in earnings) or to take advantage of a better investment opportunity.



The manager of the Fund may invest up to 100% of the Fund's assets in cash or cash-type securities (including high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Fund's manager determines that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the Fund earning a lower return than it would have otherwise achieved if the manager had not adopted a temporary defensive position. In this case, the Fund may not achieve its investment objective.

YOUR INVESTMENT


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
--------------------------------------------------------------------------------
STOCK RISKS: The major risks of the Fund are those of investing in the stock market. This means the Fund may experience sudden, unpredictable declines in value, as well as periods of poor performance. Because stock values go up and down, the value of the Fund's shares may go up and down. Therefore, when you sell your investment, you may receive more or less money than you originally invested.


ACTIVE MANAGEMENT RISK: The Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.


ACTIVE TRADING RISK: An active trading approach may increase the Fund's costs and reduce the Fund's performance.




GROWTH-STYLE INVESTING RISK: Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. The Fund invests in growth-style stocks. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. The Fund's performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style.


NOT INSURED RISK: An investment in the Fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

SECTOR RISK: To the extent the Fund invests in a particular sector, it is subject to the risks of that sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years.

                                                                YOUR INVESTMENT


In addition, the sectors that dominate the market change over time. For more information on sector risk, consult the Fund's statement of additional information.



SMALL AND MEDIUM COMPANIES RISKS: Small- and medium-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more-established companies. As a result, the companies' performance can be more volatile, and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio. Generally, the smaller the company size, the greater these risks.


The Fund is appropriate for investors who are comfortable with the risks described here and whose financial goals are five or more years in the future. The Fund is not appropriate for investors concerned primarily with principal stability. It is possible to lose money by investing in the Fund.

FUND STRUCTURE
The Fund has adopted a multiple class plan and may offer one or more classes of shares. Only the Class A, B, and C shares are offered in this prospectus. The principal differences among the classes are each class' sales charges and annual expenses. Each class may also pay different administrative and transfer agency fees and expenses. Class A shares are subject to a front-end sales charge. Class B and C shares are subject to a contingent deferred sales charge
(CDSC), and Class A shares are subject to a CDSC in limited circumstances. Class A, B, and C shares are subject to distribution fees under a Rule 12b-1 plan. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A, B, or C shares and may cost more than other types of sales charges.

FUND PERFORMANCE

The following return information illustrates how the performance of the Fund's Class A, B, and C shares can vary, which is one indication of the risks of investing in the Fund. The information also provides some indication of the risks of investing in the Fund by showing how the Fund's average annual returns, which reflect

YOUR INVESTMENT


sales charges and Fund expenses, compare with returns of a broad measure of market performance and an index of funds with similar investment objectives, which are unmanaged, have no expenses, and are unavailable for investment. Please keep in mind that the past performance of the Fund, before and after taxes, does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.


Performance results of the Class A, B, and C shares, which were first offered on November 30, 2000, are based on the historical performance of the Fund's former retail class shares, currently Class Z shares, from the inception of the Fund through November 29, 2000, recalculated to reflect the different expenses applicable to those classes. The Class Z shares are not offered by this prospectus. The returns for the Class A, B, and C shares are substantially similar to those of the Class Z shares, because each class is invested in the same portfolio of securities, and the differences generally relate to the differences in the fees and expenses of each class of shares. The Calendar Year Total Returns depicted are for the Fund's Class A shares.

                                                                YOUR INVESTMENT


                                    [CHART]

                           CALENDAR YEAR TOTAL RETURNS

       Advisor Mid Cap Growth
       ----------------------
1997        13.47%
1998        14.12%
1999        91.39%/(1)/
2000        -8.76%
2001       -30.98%
2002       -37.56%
2003        34.56%

BEST AND WORST QUARTERLY PERFORMANCE

(During the periods shown above)

Fund name                      Best quarter return          Worst quarter return
--------------------------------------------------------------------------------
Advisor Mid Cap Growth         47.15% (4th Q 1999)          -33.80% (3rd Q 2001)


/(1)/Calendar year total returns for 1999 were primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect that such favorable returns can be consistently achieved.

The bar chart does not reflect any sales charges, which were first charged on November 30, 2000, for the Fund. If it did, returns would be lower than those shown.

YOUR INVESTMENT

                         AVERAGE ANNUAL TOTAL RETURNS



                                As of 12-31-03


                                                                    Since Fund
Fund/Index                                      1-Year   5-Year    Inception/(1)/
---------------------------------------------------------------------------------
ADVISOR MID CAP GROWTH
Class A
 Return Before Taxes                            26.84% -0.92%          3.07%
 Return After Taxes on Distributions            26.84% -1.37%          2.74%
 Return After Taxes on Distributions and Sale
 of Fund Shares                                 17.45% -0.89%/(2)/     2.56%
Class B*                                        28.41% -0.76%          3.38%
Class C*                                        32.41% -0.36%          3.38%
Russell Midcap(R) Index (reflects no deduction
for fees, expenses, or taxes)/(3)/              40.06%  7.23%         10.52%
Lipper Mid-Cap Growth Funds Index (reflects
no deduction for fees, expenses, or taxes)/(4)/ 35.42%  2.18%          4.91%

--------------------------------------------------------------------------------

*Only before-tax returns are shown for the Class B and Class C shares of the Fund. After-tax returns for those classes may vary from those shown for the Class A shares of the Fund.
/(1)/The Fund commenced operations on December 31, 1996, and first offered Class A, B, and C shares on November 30, 2000.
/(2)/Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.
/(3)/The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index.
/(4)/The Lipper Mid-Cap Growth Funds Index is an average of the 30 largest funds in this Lipper category.

      After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. After-tax returns are not relevant to investments through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

      Unlike the bar chart, the performance table reflects the impact of the maximum initial sales charge, which was first charged on November 30, 2000, for the Fund. No sales charge is imposed on reinvested dividends and distributions.

      From time to time, the Fund's performance was significantly enhanced through investments in initial public offerings (IPOs). In

                                                                YOUR INVESTMENT

addition, the effect of IPOs purchased when the Fund's asset base was small may have been magnified. Given these circumstances, you should not expect that such enhanced returns can be consistently achieved. Please consider this before investing.

WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------
This section describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


The costs of operating the Fund are deducted from Fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they do not appear on your account statement, but instead reduce the total return you receive from your Fund investment.



The following Annual Fund Operating Expenses table and Example table are based on actual expenses incurred during the Fund's fiscal period ended December 31, 2003. Please keep in mind that, as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal period may be significantly different than those shown.


SHAREHOLDER FEES
(fees paid directly from your investment)
Fees are stated as a percentage of the offering price unless otherwise noted.


                                              Maximum Contingent
                                              Deferred Sales Charge
                        Maximum Sales         (Load) (CDSC) (as a
                        Charge (Load) Imposed percentage of the
            Share Class on Purchases          purchase price)
            -------------------------------------------------------
            Class A             5.75%                 1.00%/(1)/
            Class B              None                 5.00%
            Class C              None                 1.00%/(2)/


/(1)/Some Class A purchases without an initial sales charge may be subject to a 1% CDSC if redeemed within 1 year of purchase.
/(2)/Class C purchases will be subject to a 1% CDSC if redeemed within 1 year of purchase.

YOUR INVESTMENT



You may not pay the maximum sales charge, because waivers and reduced sales charges are available in some cases. Waivers of the CDSC are also available in some cases. See "How to Reduce Your Sales Charge" and the statement of additional information for details.




ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS)

(expenses that are deducted from Fund assets)



                                                                     Net Annual
                     12b-1                 Total         Contractual Operating Expenses
           Manage-   Distribution          Annual        Fee Waivers (after contractual
Fund/Share ment      and          Other    Operating     and/or      waivers and/or
Class      Fees/(1)/ Service Fees Expenses Expenses/(2)/ Absorptions absorptions)/(2)/
---------------------------------------------------------------------------------------
ADVISOR MID CAP GROWTH
Class A     0.75%       0.25%      0.65%      1.65%          --            1.65%
Class B     0.75%       1.00%      0.87%      2.62%         0.12%          2.50%/(3)/
Class C     0.75%       1.00%      0.87%      2.62%         0.12%          2.50%/(3)/

--------------------------------------------------------------------------------

/(1)/The Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels.

/(2)/The Fund participated in a program under which it received a credit for part of the brokerage commission paid in transactions with participating brokers. This credit was applied to the Fund's Other Expenses that were not attributable to Strong or its affiliates. Total Annual Operating Expenses do not reflect these credits or any other expense reimbursements or fee waiver arrangements for the Fund. After giving effect to these credits, expense reimbursements, and fee waiver arrangements, Total Annual Operating Expenses as of December 31, 2003, were 1.58% for Class A shares, 2.44% for Class B shares, and 2.44% for Class C shares of the Fund. Voluntary expense reimbursements and fee waiver arrangements may be modified or terminated at any time.


/(3)/We have contractually agreed to waive our management fees and/or absorb expenses until May 1, 2005, to keep Total Annual Operating Expenses at no more than 2.50% for the Fund's Class B and C shares.


EXAMPLE: This example is intended to help you compare the cost of investing in the Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all dividends and distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs

                                                                YOUR INVESTMENT

may be higher or lower, based on these assumptions, your costs would be:


 Fund/Share Class                           1 Year 3 Years 5 Years 10 Years
 ------------------------------------------------------------------------------
 ADVISOR MID CAP GROWTH
 Class A                                     $733  $1,065  $1,420   $2,417
 Class B (if you redeem your shares)         $753  $1,203  $1,580   $2,709/(1)/
 Class B (if you do not redeem your shares)  $253  $  803  $1,380   $2,709/(1)/
 Class C (if you redeem your shares)         $353  $  803  $1,380   $2,945
 Class C (if you do not redeem your shares)  $253  $  803  $1,380   $2,945

------------------------------------------------------


/(1)/Reflects conversion of Class B shares to Class A shares after eight years.


WHO ARE THE FUND'S INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?
--------------------------------------------------------------------------------

Strong Capital Management, Inc. (Strong) is the investment advisor for the Fund. Strong provides investment management services for mutual funds and other investment portfolios representing assets of over $36 billion as of February 29, 2004. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, some of which are available through variable insurance products. Strong's mailing address is P.O. Box 2936, Milwaukee, WI 53201.



Strong is currently considering a number of strategic alternatives, including the sale of Strong. Strong has hired Goldman, Sachs & Co. to assist Strong in exploring this option.


As compensation for its advisory services, the Fund pays Strong a management fee at the annual rate specified below of the average daily net asset value of the Fund.

           Average Daily Net Assets        Annual Management Fee Rate
           ----------------------------------------------------------
           For assets under $4 billion                0.75%
           For the next $2 billion assets            0.725%
           For assets $6 billion and above            0.70%

YOUR INVESTMENT





BRANDON M. NELSON, CFA manages the Fund. Mr. Nelson joined Strong in July 1996 and has earned the right to use the Chartered Financial Analyst(R) designation. He has managed or co-managed the Fund since March 2003. From July 1996 to October 2000, Mr. Nelson was an equity research analyst. Since October 2000, he has been a manager for equity accounts. Mr. Nelson received a bachelor's degree in business administration from the University of Wisconsin-Madison in 1994, a master's of science degree in finance from the University of Wisconsin -- Madison in 1996, and participated in the Applied Security Analysis Program.




OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

LEGAL AND REGULATORY MATTERS
--------------------------------------------------------------------------------

The United States Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Wisconsin Attorney General ("WAG"), and the Wisconsin Department of Financial Institutions ("WDFI") are investigating active trading of the Strong Funds by employees of Strong Capital Management, Inc. ("Strong"), including Richard S. Strong, former employee and Chairman of Strong. The Independent Directors of the Strong Funds are also investigating these matters, with the assistance of counsel and an independent consulting firm. The Independent Directors intend to obtain appropriate redress if they determine that the Strong Funds were harmed. In addition, Strong has received one or more subpoenas from the West Virginia Attorney General ("WVAG") and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Effective November 2, 2003, the Independent Directors accepted Mr. Strong's resignation as Chairman of the Strong Funds' Boards. Effective December 2, 2003, Mr. Strong resigned as Director of the Funds' Boards, as Chairman, Chief Investment Officer, and Director of Strong, and as Chairman and Director of Strong Financial Corporation, and its affiliates.

                                                                YOUR INVESTMENT



Strong is aware of a complaint filed and simultaneously settled on September 3, 2003 (the "Complaint"), by NYAG on behalf of the State of New York, against Canary Capital Partners, LLC, et al. (collectively, "Canary"), which alleges that Canary engaged in certain improper trading practices characterized as "late-day trading" and "market timing" with various mutual funds. Strong and certain Strong Funds are referenced, although not named as parties in the Complaint, with respect to the market timing allegations. On September 5, 2003, the SEC began an inquiry based on matters related to, and set forth in, the Complaint. On September 24, 2003, the WDFI asked that certain information and documents be provided related to the matters referenced in the Complaint. Strong is currently cooperating with the NYAG, the SEC, the WAG, the WDFI, the WVAG, and other regulatory agencies with respect to their separate inquiries into these matters. On September 26, 2003, Strong announced its commitment to make appropriate reimbursement if it is determined that the transactions set forth in the Complaint adversely affected investors in the Strong Funds referenced in the Complaint. On October 30, 2003, Mr. Strong announced that he has committed to personally compensate the Strong Funds for any financial losses they may have experienced as a result of his transactions.



As of the date of this prospectus, Strong is aware of multiple class and derivative actions ("Actions") filed since September 4, 2003, with respect to the factual matters referenced in the Complaint and the subject matter of the regulatory investigations naming, among others, Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their officers and directors as defendants. These Actions have been filed in the following federal and state courts: U.S. District Court for the Southern District of New York; U.S. District Court, District of New Jersey; U.S. District Court, Eastern District of Wisconsin, Milwaukee Division; U.S. District Court, Western District of Wisconsin; Superior Court of New Jersey Law Division of Hudson; State of Wisconsin Circuit Court, Milwaukee County; State of Wisconsin Circuit Court, Waukesha County; Supreme Court of the State of New York; Superior Court of the State of California,

YOUR INVESTMENT


County of Los Angeles; and U.S. District Court, District of Connecticut. On February 20, 2004, the United States Judicial Panel for Multi District Litigation ("MDL") ordered the transfer of those cases involving late trading or market timing in several mutual funds to the District of Maryland so they could be coordinated and possibly consolidated with other cases involving the same fund family. Several Actions naming Strong or one or more of its affiliates as a defendant were subject to this order, and it is expected that the MDL will soon order all or most of the other federal court Actions involving Strong to be transferred to the District of Maryland as "tag-along actions." The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds' prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs' attorneys' fees and experts' fees, and/or replacement of the Board of Directors of the Strong Funds. Additional lawsuits may be filed in the same or other venues presenting allegations and demands for relief. Strong expects that any such lawsuits would contain allegations including the matters discussed in this prospectus and that the demands for relief would not materially differ from those described above.


AFFILIATED ADVISORY PROGRAMS
--------------------------------------------------------------------------------

Strong, on behalf of participants in programs managed by Strong, may invest a portion of the program's assets in any one Strong Fund that could represent a significant portion of the Fund's assets. In such instance, Strong's decision to make changes to or rebalance the program's allocations may substantially impact the Fund's performance.

                                                                YOUR INVESTMENT


INITIAL PUBLIC OFFERINGS
--------------------------------------------------------------------------------
The Fund may participate in the initial public offering (IPO) market. However, the Fund's access to profitable IPOs may be limited. Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more-established companies. In addition, the Fund may sell its IPO investments soon after buying them, which may result in higher trading costs and adverse tax consequences. When the Fund is small, profitable IPOs may greatly increase the Fund's total returns, but the Fund is not likely to achieve the same level of performance when it grows larger.

PERCENTAGE RESTRICTIONS
--------------------------------------------------------------------------------
The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (Percentage Restrictions). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or
(3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.


The Fund has adopted a non-fundamental policy to provide 60-days' advance notice to shareholders if it changes its strategy of investing, under normal conditions, at least 80% of its net assets in a particular type of investment, industry, country, or geographic region suggested by its name.

YOUR INVESTMENT


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This information describes the performance of the Class A, B, and C shares of the Fund for the periods shown. Certain information reflects financial results for a single Class A, B, or C share outstanding for the entire period. "Total Return" shows how much an investment in Class A, B, or C shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

                                                                YOUR INVESTMENT

STRONG ADVISOR MID CAP GROWTH FUND -- CLASS A
--------------------------------------------------------------------------------

                                          Dec. 31,      Dec. 31,      Dec. 31,     Dec. 31,
SELECTED PER-SHARE DATA/(A)/                2003          2002          2001      2000/(b)(c)/
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period     $ 8.71        $13.95        $20.22         $17.71
Income From Investment Operations:
  Net Investment Income (Loss)            (0.13)/(d)/   (0.14)/(d)/   (0.22)/(d)/    (0.01)
  Net Realized and Unrealized Gains
   (Losses) on Investments                 3.14         (5.10)        (6.05)          2.52
----------------------------------------------------------------------------------------------
  Total From Investment Operations         3.01         (5.24)        (6.27)          2.51
Less Distributions:
  From Net Realized Gains                    --            --         (0.00)/(e)/       --
----------------------------------------------------------------------------------------------
  Total Distributions                        --            --         (0.00)/(e)/       --
----------------------------------------------------------------------------------------------
Net Asset Value, End of Period           $11.72        $ 8.71        $13.95         $20.22
=============================================================================================

RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------
Total Return                             +34.6%        -37.6%        -31.0%         +14.2%
Net Assets, End of Period (In Millions)     $10            $6            $7             $1
Ratio of Expenses to Average Net Assets
 Before Expense Offsets                    1.7%          1.6%          1.8%           1.7%*
Ratio of Expenses to Average Net Assets    1.6%          1.6%          1.8%           1.7%*
Ratio of Net Investment Income (Loss)
 to Average Net Assets                    (1.3%)        (1.3%)        (1.4%)         (1.3%)*
Portfolio Turnover Rate/(f)/             249.6%        526.6%        650.0%         683.7%



  *Calculated on an annualized basis.

(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(c)Per share data reflects a 1.053 for 1.000 share split, which occurred on March 8, 2001.
(d)Net investment income (loss) per share represents net investment income
   (loss) divided by average shares outstanding throughout the year.

(e)Amount calculated is less than $0.005.


(f)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

YOUR INVESTMENT

STRONG ADVISOR MID CAP GROWTH FUND -- CLASS B
--------------------------------------------------------------------------------

                                          Dec. 31,      Dec. 31,      Dec. 31,     Dec. 31,
SELECTED PER-SHARE DATA/(A)/                2003          2002          2001      2000/(b)(c)/
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period     $ 8.59        $13.89        $20.21         $17.71
Income From Investment Operations:
  Net Investment Income (Loss)            (0.22)/(d)/   (0.23)/(d)/   (0.28)/(d)/    (0.02)
  Net Realized and Unrealized Gains
   (Losses) on Investments                 3.09         (5.07)        (6.04)          2.52
-----------------------------------------------------------------------------------------------
  Total From Investment Operations         2.87         (5.30)        (6.32)          2.50
Less Distributions:
  From Net Realized Gains                    --            --         (0.00)/(e)/       --
-----------------------------------------------------------------------------------------------
  Total Distributions                        --            --         (0.00)/(e)/       --
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period           $11.46        $ 8.59        $13.89         $20.21
===============================================================================================

RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------
Total Return                             +33.4%        -38.2%        -31.3%         +14.1%
Net Assets, End of Period (In Millions)      $3            $2            $3             $0/(f)/
Ratio of Expenses to Average Net Assets
 Before Expense Offsets                    2.6%          2.6%          2.9%           2.0%*
Ratio of Expenses to Average Net Assets    2.4%          2.5%          2.3%           2.0%*
Ratio of Net Investment Income (Loss)
 to Average Net Assets                    (2.1%)        (2.2%)        (1.9%)         (1.6%)*
Portfolio Turnover Rate/(g)/             249.6%        526.6%        650.0%         683.7%



  *Calculated on an annualized basis.

(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(c)Per share data reflects a 1.053 for 1.000 share split, which occurred on March 8, 2001.
(d)Net investment income (loss) per share represents net investment income
   (loss) divided by average shares outstanding throughout the year.

(e)Amount calculated is less than $0.005.


(f)Amount is less than $500,000.


(g)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                                YOUR INVESTMENT

STRONG ADVISOR MID CAP GROWTH FUND -- CLASS C
--------------------------------------------------------------------------------

                                          Dec. 31,      Dec. 31,      Dec. 31,     Dec. 31,
SELECTED PER-SHARE DATA/(A)/                2003          2002          2001      2000/(b)(c)/
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period     $ 8.59        $13.88        $20.20         $17.71
Income From Investment Operations:
  Net Investment Income (Loss)            (0.21)/(d)/   (0.23)/(d)/   (0.28)/(d)/    (0.02)
  Net Realized and Unrealized Gains
   (Losses) on Investments                 3.08         (5.06)        (6.04)          2.51
-----------------------------------------------------------------------------------------------
  Total From Investment Operations         2.87         (5.29)        (6.32)          2.49
Less Distributions:
  From Net Realized Gains                    --            --         (0.00)/(e)/       --
-----------------------------------------------------------------------------------------------
  Total Distributions                        --            --         (0.00)/(e)/       --
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period           $11.46        $ 8.59        $13.88         $20.20
===============================================================================================

RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------
Total Return                             +33.4%        -38.1%        -31.3%         +14.1%
Net Assets, End of Period (In Millions)      $1            $1            $1             $0/(f)/
Ratio of Expenses to Average Net Assets
 Before Expense Offsets                    2.6%          2.5%          2.8%           2.0%*
Ratio of Expenses to Average Net Assets    2.4%          2.4%          2.3%           2.0%*
Ratio of Net Investment Income (Loss)
 to Average Net Assets                    (2.1%)        (2.2%)        (1.9%)         (1.6%)*
Portfolio Turnover Rate/(g)/             249.6%        526.6%        650.0%         683.7%



  *Calculated on an annualized basis.

(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(c)Per share data reflects a 1.053 for 1.000 share split, which occurred on March 8, 2001.
(d)Net investment income (loss) per share represents net investment income
   (loss) divided by average shares outstanding throughout the year.

(e)Amount calculated is less than $0.005.


(f)Amount is less than $500,000.


(g)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

YOUR ACCOUNT



SHARE PRICE
--------------------------------------------------------------------------------
Your price for buying, selling, or exchanging shares of a specific class of the Fund is the net asset value per share (NAV) for that class of shares plus any applicable sales charges. NAV is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 3:00 p.m., Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.


NAV is based on the value of the securities in the Fund's portfolio. Generally, market value



--------------------------------------------------------------------------------
We determine the share price or NAV of a class of shares by dividing the Fund's net assets attributable to the class of shares (the value of the Fund's investments, cash, and other assets attributable to the class of shares minus the Fund's liabilities attributable to the class of shares) by the number of shares in the class outstanding.

--------------------------------------------------------------------------------


is determined on the basis of information furnished by a pricing service or broker quotations, as appropriate.



FAIR VALUE PRICING


If pricing service information or broker quotations are not readily available, the Fund may price those securities using fair value procedures approved by the Board of Directors of the Strong Funds. A Fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures to price the same securities.


FOREIGN SECURITIES

Some of the Fund's portfolio securities may be listed on foreign exchanges that trade on days when we do not calculate a NAV. As a result, the value of the Fund's investment may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that we calculate the Fund's NAV. Events affecting the values of foreign securities that occur after the time a foreign exchange assigns a price to the foreign securities and before the time when we calculate the Fund's NAV, including movements of

                                                                   YOUR ACCOUNT


the domestic market, generally will be reflected in the Fund's NAV if we, under the supervision of the Board of Directors of the Strong Funds, determine that such events require fair valuation of those foreign securities that may be affected by the event.


12B-1 DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------

The Fund has adopted a Rule 12b-1 distribution and service plan for its Class A, B, and C shares. Under the distribution and service plan, the Fund pays Strong Investments, Inc. (Distributor) or others (e.g., broker-dealers and financial advisors) a 12b-1 fee of 0.25% of average daily net assets to sell Class A shares and a 12b-1 fee of 1.00% of average daily net assets to sell Class B and Class C shares, and/or provide ongoing account services to distributors and shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These 12b-1 fees also compensate the Distributor for other expenses including: (1) printing and distributing prospectuses to persons other than shareholders and (2) preparing, printing, and distributing advertising and sales literature and reports to shareholders used for sales purposes. The distribution and service fees charged to each class are based only on the fees attributable to that particular class. See "What Share Classes We Offer" for a description of the distribution and service fees paid by each class. Because Rule 12b-1 fees are ongoing, over time these fees will increase the cost of your investment and may cost more than other types of sales charges. We and/or an affiliate, including the Distributor, may make payments from our own resources to brokers, financial advisors, or other intermediaries for selling or servicing Fund shares.

YOUR ACCOUNT


WHAT SHARE CLASSES WE OFFER
--------------------------------------------------------------------------------

We offer several classes of Fund shares in this prospectus, each with a different combination of sales charges, fees, expenses, eligibility requirements, and other features. Which class is more beneficial to you depends upon the type of investor you are, the size of your investment, and how long you intend to hold your shares. Your financial intermediary can help you determine which class is best for you. A brief summary of each class follows, and a more detailed description follows the table.



                       Class A        Class B             Class C
      -------------------------------------------------------------------
      Initial Sales    5.75% or less  None                None
      Charge
      Contingent       1% on a single 5% on purchases     1% on purchases
      Deferred Sales   purchase of    sold within 1 year, sold within
      Charge           $1 million or  declining to 1%     1 year
                       more sold      within six years
                       within 1 year  and eliminated
                                      after that
      Maximum          0.25%          1.00%               1.00%
      12b-1
      Distribution
      and Service Fees

--------------------------------------------------------------------------------

                                                                   YOUR ACCOUNT


CLASS A SHARES

You can buy Class A shares at the offering price, which is the NAV plus an up-front sales charge. You may qualify for a reduced sales charge or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." No sales charge is imposed on reinvested dividends and distributions. Class A shares are also subject to an annual 12b-1 service fee of 0.25% of the Fund's average daily net assets attributable to Class A shares which compensates your financial intermediary for providing ongoing service to you. The Distributor retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge is as follows:


                                                 Sales Charge Authorized Dealer
                                  Sales Charge   as % of      Commission
                                  as % of Public Net Amount   as % of Public
Amount of Purchase                Offering Price Invested     Offering Price
-------------------------------------------------------------------------------
Less than $50,000                     5.75%         6.10%           5.00%
$50,000 but less than $100,000        4.50%         4.71%           3.75%
$100,000 but less than $250,000       3.50%         3.63%           2.80%
$250,000 but less than $500,000       2.50%         2.56%           2.00%
$500,000 but less than $1,000,000     2.00%         2.04%           1.60%
$1,000,000 and over                   0.00%         0.00%           1.00%


If you qualify for a reduced sales charge as described in "How to Reduce Your Sales Charge," your purchase amount, valued at the public offering price, will be added to the current market value of your existing accounts (excluding Class A shares acquired at NAV). For example, if you are going to purchase an additional $90,000 of Class A shares, and the current market value of your existing accounts is $25,000, a 3.50% sales charge will be imposed on the entire $90,000 purchase.



If you invest $1 million or more in a single purchase, you are able to purchase Class A shares without an initial sales charge. However, if you sell (redeem) these shares within 1 year of purchase, you may have to pay a contingent deferred sales charge (CDSC) of 1% based on your original purchase price for the shares. For example, if you purchased $1,500,000 worth of shares, which due to market

YOUR ACCOUNT


fluctuation have either appreciated to $1,800,000 or depreciated to $900,000, the CDSC will be assessed on your $1,500,000 purchase. For purposes of calculating the CDSC, the start of the 1-year holding period is the first day of the month in which the purchase was made. The Fund will use the "first-in, first-out" (FIFO) method when taking the CDSC. You do not have to pay this CDSC if your financial intermediary has made arrangements with the Distributor and agrees to waive the commission.


CLASS B SHARES

You can buy Class B shares at the offering price, which is the NAV without any up-front sales charge, so that the full amount of your purchase is invested in the Fund. However, you will pay annual 12b-1 distribution and service fees of 1.00% of a Fund's average daily net assets attributable to Class B shares. Of the 1.00% fee, an annual 0.25% service fee compensates your financial intermediary for providing ongoing service to you. The remaining annual 0.75% distribution fee is paid to the Distributor in order to finance payment of a 4.00% up-front sales commission to your financial intermediary, which includes an advance of the first year's service fee. The Distributor retains the service and distribution fees on accounts with no authorized dealer of record.



If you sell (redeem) your shares within six years of purchase, you will have to pay a CDSC, based on your original purchase price for the shares, according to the following schedule. For example, if you purchased $10,000 worth of shares, which due to market fluctuation have either appreciated to $15,000 or depreciated to $5,000, the CDSC will be assessed on your $10,000 purchase.


                More Than  More Than  More Than  More Than  More Than
Years           1 Year,    2 Years,   3 Years,   4 Years,   5 Years,
Since    Within but Within but Within but Within but Within but Within More Than
Purchase 1 Year 2 Years    3 Years    4 Years    5 Years    6 Years    6 Years
--------------------------------------------------------------------------------
CDSC       5%       4%         4%         3%         2%         1%       None


You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. The Fund will use the FIFO method when

                                                                   YOUR ACCOUNT


taking the CDSC. Class B shares automatically convert to Class A shares at the beginning of the ninth year of ownership, in the same month of the original purchase, so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual 0.25% service fee on any converted Class B shares.





It is generally more appropriate for an investor to purchase Class A shares for amounts in excess of $250,000. Because the Fund may not be able to determine whether or not a purchase request submitted through a financial intermediary is an individual investment greater than $250,000, your financial intermediary is responsible for placing individual investments greater than $250,000 in Class
A. When a Fund is able to determine that a purchase request is an individual investment greater than $250,000, it may reject the purchase request.


CLASS C SHARES

You can buy Class C shares at the offering price, which is the NAV without an up-front sales charge. Class C shares are subject to annual 12b-1 distribution and service fees of 1.00%. Of the 1.00% fee, an annual 0.75% distribution fee compensates your financial intermediary for providing distribution services and an annual 0.25% service fee compensates your financial intermediary for providing ongoing service to you. The Distributor pays your financial intermediary a 1.00% up-front sales commission, which includes an advance of the first year's service and distribution fees. The Distributor retains the service and distribution fees in the first year to reimburse itself for paying your financial intermediary a 1.00% up-front sales commission and retains the service and distribution fees on accounts with no authorized dealer of record.



If you sell (redeem) your Class C shares within 1 year of purchase, you will have to pay a CDSC of 1.00% based on your original purchase price for the shares. For example, if you purchased $10,000 worth of shares, which due to market fluctuation have either appreciated to $15,000 or depreciated to $5,000, the CDSC will be assessed on your $10,000 purchase. For purposes of calculating the CDSC, the start of the 1-year holding period is the

YOUR ACCOUNT


first day of the month in which the purchase was made. The Fund will use the FIFO method when taking the CDSC.





We only accept investments of $1 million or more for purchase into Class A, because there is no initial sales charge and Class A's annual expenses are lower. Investments of $1 million or more for purchase into Class B or Class C will be rejected. Your financial intermediary is responsible for placing individual investments of $1 million or more into Class A.


HOW TO REDUCE YOUR SALES CHARGE
--------------------------------------------------------------------------------



To qualify for any of the sales charge reductions or waivers below, you or your financial intermediary must provide the Fund with all of the necessary information in advance of or at the time of the purchase. Consult the statement of additional information for further details regarding quantity discounts.


QUANTITY DISCOUNTS

We offer several ways for you to combine your purchases in the Strong Funds to take advantage of a lower sales charge for large purchases of Class A shares.



.. RIGHTS OF ACCUMULATION -- lets you combine your purchase amount with the current market value of all of your Class A, Class B, and Class C shares in the Strong Funds (excluding Class A shares acquired at NAV) for purposes of calculating the sales charge. Shares acquired through reinvested dividends and distributions cannot count towards completion of your investment program. You may also combine the current market value of Class A, Class B, and Class C shares in the Strong Funds (excluding Class A shares acquired at NAV) owned by you and a member of your immediate family (your spouse or domestic partner, and your children or grandchildren if they are under the age of 21), including the following:



..  Individual-type employee benefit plan(s), such as an IRA, SEP IRA, SIMPLE
   IRA, 403(b) plan, or single-participant Keogh-type Defined Contribution plans (i.e., Money Purchase Pension, Profit Sharing);

                                                                   YOUR ACCOUNT



.. Business accounts solely controlled by you and/or a member of your immediate family (for example, you own the entire business);



..  Trust accounts established by you and/or a member of your immediate family.
   However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust;



.. Individual purchases made by you and/or a member of your immediate family as a trustee if the investments are for a single trust estate;



.. Endowments or foundations established and controlled by you and/or a member of your immediate family;



.. UTMA/UGMA accounts if you and/or a member of your immediate family is the beneficiary or custodian; and



.. Education IRAs (Coverdell Education Savings Accounts) if you and/or a member of your immediate family is the beneficiary or responsible individual.



.. LETTER OF INTENT -- expresses your intent to buy a stated dollar amount of Class A shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will hold 5% of your intended investment amount in escrow to cover any additional sales charge that may apply if you do not buy the amount stated in your letter of intent. You may also combine Class A, Class B, and Class C shares in the Strong Funds (excluding Class A shares acquired at NAV), based on your original purchase price for the shares, owned by you and a member of your immediate family, as outlined in Rights of Accumulation. For example, if you purchased $10,000 worth of shares, which due to market fluctuation have either appreciated to $15,000 or depreciated to $5,000, your original purchase valued at $10,000 will count towards the completion of your intended investment amount. Shares acquired through reinvested dividends and distributions cannot count towards completion of your intended investment amount.

YOUR ACCOUNT


REINSTATEMENT PRIVILEGE

If you sell your Class A, Class B, or Class C shares of a Strong Fund, you may, upon written request, exercise a one-time right to reinvest some or all of the proceeds into an identically registered account in the same Strong Fund within 90 days without an initial sales charge. The proceeds must be reinvested within the same share class, except that proceeds from the sale of Class B shares will be reinvested in Class A shares. If you paid a CDSC when you sold your Class A or C shares, we may credit your account with the amount of the CDSC paid, but a new CDSC holding period may apply to the reinvested shares. For Class B share proceeds reinvested in Class A shares, although your account will not be credited with the amount of the CDSC paid when you sold your Class B shares, a new CDSC will not apply.


SALES CHARGE WAIVERS

The initial sales charge for Class A shares may be waived in the following circumstances. Please see the statement of additional information for complete details.



.. Waivers for investments from certain payments -- Investors who reinvest dividend and capital gain distributions from the Fund, annuity payments received under either an annuity option or from death benefit proceeds, and distributions from an existing retirement plan invested in the Fund, within 90 days.



.. Bank trust departments and law firms.



.. Any state or local government or any instrumentality, department, authority or agency thereof that has determined a Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges.



.. Wrap account and fund "supermarket" investments -- Shares acquired by investments through certain dealers (including registered investment advisors and financial planners) that have established certain operational arrangements with Strong Investor Services, Inc. (the "Administrator") that include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket" account, or a similar program under which such clients pay a fee to such dealer.

                                                                   YOUR ACCOUNT



.. Certain retirement plans -- Employer-sponsored retirement plans, and their participants, for which the Administrator, the Fund's Distributor, or one of their affiliates has entered into an agreement to provide document or administrative services, and other retirement plans whose administrators or dealers have entered into an agreement with the Administrator, the Fund's Distributor, or one of their affiliates, to perform services.



.. Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with the Distributor that allows for load-waived Class A purchases.



.. Registered securities dealers and their affiliates, for their investment accounts only.



.. Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer.



.. Officers, directors and employees of the Fund, Strong, the Administrator, the Fund's Distributor, and these entities' affiliates, and each of their family members living in the same household.



.. Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.



.. Accounts managed by Strong or an affiliate, including accounts in fee-based advisory programs such as the Strong Advisor and Strong Private Client programs, or shares previously held in such accounts.



.. Certain unit investment trusts and their holders reinvesting distributions from the trusts.



.. Group annuity separate accounts offered to retirement plans.



.. Insurance company separate accounts -- Shares acquired by insurance company separate accounts.



.. Internal Revenue Code Section 529 plan accounts which invest in Strong Funds, or for which Strong provides investment management services.

YOUR ACCOUNT



.. Transfers of $5 million or more, within a period of 90 days, from a single registered investment professional.



The CDSC for a share class generally will be waived in the following circumstances. Please see the statement of additional information for complete details on CDSC waivers.



.. Account and transaction fees assessed on your account (e.g., returned investment fee).



.. Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if the securities dealer of record received a payment from the Distributor of 0.25% or less, or the Distributor did not make any payment in connection with the purchase, or the securities dealer of record has entered into a supplemental agreement with the Distributor.



.. Redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase.



.. Redemptions by the Fund when an account falls below the minimum required account size.



.. Redemptions following the death or disability of the shareholder or beneficial owner, provided that the shares are sold within one year following the death or the initial determination of disability.



.. Redemptions through a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan. Systematic withdrawals of 12% annually require that the minimum distribution for such plan is no less than $250 per month.



.. Redemptions by an employee benefit plan or trust account whose third party administrator or dealer has entered into an agreement with the Distributor or the Administrator or one of their affiliates to perform certain document or administrative services, subject to operational and minimum size requirements specified from time to time by the Distributor or the Administrator or one of their affiliates (not applicable to Class B).

                                                                   YOUR ACCOUNT




GROUP INVESTMENT PROGRAM

Groups of 11 or more investors are allowed to invest as a group. For sales charge purposes, the group's investments in Class A, Class B, and Class C shares of the Strong Funds are added together. There are other requirements, and the group must have a purpose other than buying Fund shares at a discount. Consult the statement of additional information for further details.


MANAGING YOUR ACCOUNT
--------------------------------------------------------------------------------
This section describes the ways you can manage your account in the Fund. Some transactions and requests will require a signature guarantee. See "Additional Information" for examples.

THROUGH THIRD PARTIES

We encourage you to consult with an investment professional, who can look after the necessary paperwork to complete a transaction and help you with your investment decisions. Banks, broker-dealers, 401(k) plans, financial advisors, insurance companies, third-party administrators, and financial supermarkets (collectively, "financial intermediaries") may charge transaction and other fees and may set different investment minimums or limitations on buying or selling shares. The Fund generally requires financial intermediaries to transact through a registered clearing agency, such as the National Securities Clearing Corporation (NSCC). Consult your financial intermediary for details. Broker-dealers, including the Distributor and other financial intermediaries, may sponsor or participate in promotional programs in which investors receive incentives for establishing an account with the financial intermediary and/or for purchasing shares of the Strong Advisor Funds. Contact your financial intermediary or consult the statement of additional information for more information on these programs. We and/or an affiliate, including the Distributor, may make payments from our own resources to financial intermediaries for selling or servicing Fund shares. You can manage your account through a third party in the following ways:

YOUR ACCOUNT



.. OPEN AN ACCOUNT



.. MAKE ADDITIONAL INVESTMENTS



.. EXCHANGE SHARES



.. SELL SHARES


AUTOMATICALLY

Your financial intermediary can assist you in managing your account through automatic investment options in the following ways:



.. MAKE ADDITIONAL INVESTMENTS




 AIP. If offered by your financial intermediary, the Automatic Investment Plan
 (AIP) allows you to make regular, automatic investments from your bank checking or savings account.



 Dividends and Capital Gains. Your dividends and capital gains distribution will be automatically reinvested in additional shares, unless your financial intermediary directs otherwise. Your other options are to receive checks for these payments, have them automatically invested in the same class of another Strong Fund, have them electronically forwarded to your financial intermediary, or have them deposited into your bank account. If you elect to receive distributions paid by check, in its discretion, the Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. To change the current option for payment of dividends and capital gains distributions, please contact your financial intermediary or call us at 1-800-368-1683.



.. SELL SHARES




 If offered by your financial intermediary, the Systematic Withdrawal Plan allows you to redeem a fixed sum from your account on a regular basis. Payments may be sent either electronically to a bank account or as a check to you or anyone you properly designate.

                                                                   YOUR ACCOUNT



WIRE

Please call 1-800-368-1683 for wire instructions. Your financial intermediary can assist you in managing your account by wire in the following ways:



.. OPEN AN ACCOUNT


 Prior to your investment, a signed, completed application must be on file with the Fund's transfer agent.


.. MAKE ADDITIONAL INVESTMENTS

INVESTMENT MINIMUMS
--------------------------------------------------------------------------------
When buying shares, you must meet the following investment minimum requirements:

                                  Initial Investment Additional Investment
                                  Minimum            Minimum
      --------------------------------------------------------------------
      Regular accounts            $2,500                     $100
      Coverdell Education Savings $1,000                     $100
      Accounts, traditional IRAs,
      Roth IRAs, SEP IRAs, and
      UGMA/UTMA accounts
      SIMPLE IRAs and 403(b)(7),  the lesser of              $50
      Keogh, Pension Plan, Profit $250 or $25
      Sharing Plan, and           per month
      401(k) Plan accounts*

--------------------------------------------------------------------------------

*If you open an employer-sponsored retirement plan account for which we provide or for which one of our alliance partners provides document or administrative services, there is no initial investment minimum.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
ACCOUNT OPTIONS AND SERVICES
Some account options and services are added to your account when it is opened, unless you choose otherwise, and some require registration. In addition, some options and services may be subject

YOUR ACCOUNT


to additional restrictions or conditions. Ask your financial intermediary or call 1-800-368-1683 for more information.



CUSTOMER IDENTIFICATION REQUIREMENT


We are required to obtain certain personal information from you in order to verify your identity. If you do not provide this information, we may be unable to open an account for you. In certain circumstances, we may rely on a financial intermediary to assist with the verification of your identity. If we are unable to verify your identity, we may, without prior notice to you, reject additional purchases, suspend account options, close your account and redeem your shares at the next NAV minus any applicable sales charge, and/or take other action we deem reasonable. You will be responsible for any losses, taxes, expenses, fees, or other results of these actions.


DUPLICATE COPIES OF DOCUMENTS
Upon your request and for the applicable fee, you may obtain duplicate copies of documents, such as account statements and tax forms. Please call a customer service representative for more information.






EXCHANGING SHARES


You can "exchange" shares between Strong Funds, which is executed as two separate transactions: a redemption from one Fund and a purchase into another Fund. Exchanges are allowed between Funds within the same share class, generally without being assessed any additional sales charges. If you and/or your financial intermediary submit an exchange between Strong Funds with different share classes, your resulting transactions (redemption and purchase) will be subject to the applicable sales charges on the redemption, in addition to any sales charges applicable to the shares purchased, as described in "What Share Classes We Offer." For tax purposes, exchanges may result in a capital gain or loss. Please ask for an appropriate prospectus, and read it before investing in any of the Strong Funds. All purchases are subject to the investment requirements and other criteria of the Fund and class purchased. Generally, exchanges between Strong Funds may only be made between identically registered accounts, unless you

                                                                   YOUR ACCOUNT



send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the transaction, unless you are exchanging between Strong Funds with different share classes, as previously described. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange your Class B shares for Class B shares of another Strong Fund, the time your shares are held in both Funds will count toward the eight-year period for automatic conversion to Class A shares.


HOUSEHOLDING
If we mail financial reports, prospectuses, or other regulatory material directly to you, we attempt to reduce the volume of mail you receive by sending only one copy of these documents to your household. You can call us at 1-800-368-1683 or write to us at the address listed on the back of this prospectus to request (1) additional copies free of charge or (2) that we discontinue our practice of householding regulatory materials.



PURCHASES IN KIND
You may, if we approve, purchase shares of the Fund with securities that are eligible for purchase by the Fund (consistent with the Fund's investment restrictions, policies, and objectives) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies.

PURCHASING SHARES

We only accept checks made payable to Strong. We do not accept cash, checks drawn on banks outside the U.S., or credit card checks, and we may refuse checks if Strong is not the original payee. You will be charged $25 for every check or Electronic Funds Transfer returned unpaid. When all or a portion of a purchase is received for investment without a clear Fund designation or for investment in one of our closed classes or Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Strong Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or

YOUR ACCOUNT

exchange these shares of the Strong Money Market Fund, at the next NAV calculated after we accept your order.

SELLING SHARES

After your redemption request is accepted, we normally send your proceeds on the next day NAV is calculated (Business Day). If no direction is provided as to how or where to deliver the proceeds, we may mail a check to the address on the account. If you recently purchased shares, the payment of your redemption may be delayed by up to ten days to allow the purchase check or electronic transaction to clear. If you request a specific dollar amount to be redeemed, and due to market fluctuation the account balance is less than the requested amount, we may redeem the remaining account balance. In some cases, your request will require a signature guarantee in order to process the redemption. Review the "Signature Guarantees" section that follows for details.



You may be assessed a CDSC, if applicable. When you redeem Class A, B, or C shares subject to a CDSC, the Fund will first redeem any shares that are not subject to a CDSC and then redeem the shares you have owned for the longest period of time. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on your purchase price, deducted from your redemption proceeds, and paid to the Distributor. The CDSC may be waived under certain special circumstances as described in "How to Reduce Your Sales Charge" and the statement of additional information.


If you sell shares out of a non-IRA retirement account, and you are eligible to roll the sale proceeds into another retirement plan, we will withhold for federal income tax purposes a portion of the sale proceeds, unless you transfer all of the proceeds to an eligible retirement plan.


SHORT-TERM TRADING


The Fund attempts to deter short-term trading that may be disruptive to the efficient management of the Fund. The Fund may

                                                                   YOUR ACCOUNT


consider several factors when evaluating shareholder trading activities, including, but not limited to: (1) the amount of a transaction; (2) the frequency of transactions; (3) the time frame between which purchases and redemptions (including exchanges) are executed; and (4) the Fund's asset size. Shareholders who engage in such trading may be subject, without prior notice, to action by or on behalf of the Fund, including, but not limited to: (1) a request to cease such activities; (2) rejection of any or all future purchase requests in one, several, or all Strong Funds; or (3) a refusal of, change to, discontinuance of, or temporary suspension of any or all account services.



Although the Fund attempts to deter this type of trading, it may not always be successful because, among other things, Fund shares may be purchased and redeemed indirectly by underlying shareholders aggregated in omnibus accounts maintained by brokers, retirement plans, fee-based investment programs, and other intermediaries. The Fund may receive limited information about transactions by an underlying shareholder in such accounts. Therefore, the Fund cannot always know about or reasonably be expected to detect potentially disruptive short-term trading.



If the Fund is unable to deter this type of trading, it may adversely affect the long-term performance of the Fund by requiring the Fund to maintain larger amounts of cash or cash-type securities than the Fund's manager might otherwise choose to maintain, or to liquidate portfolio holdings at a disadvantageous time, thereby increasing brokerage, administrative, and other expenses.


SIGNATURE GUARANTEES

A Medallion signature guarantee is designed to protect shareholders and the Fund against fraudulent transactions by unauthorized persons. The transactions for which the Fund will require such a signature guarantee for all authorized owners of an account include but are not limited to:



.. When requesting that redemption proceeds be sent to a different name or address than is registered on an account, including another Strong account,

YOUR ACCOUNT



.. When establishing a bank address with no owner(s) in common with the Strong account owner(s) or when all Strong joint account owners are not also bank account owners,



.. When transferring the ownership of an account to another individual or organization,



.. If adding/changing a name or adding/removing an owner on an account, and



.. If adding/changing the beneficiary on a transfer-on-death account.



A Medallion signature guarantee may be required at our discretion to initiate a redemption (including exchanges and transfers).


A Medallion signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. Please note that a notary public stamp or seal is not a substitute for a Medallion signature guarantee.




CLEARING AGENCY TRANSACTIONS


We use reasonable procedures to confirm that transactions made through a clearing agency are genuine and may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received through a clearing agency, provided we reasonably believe the instructions were genuine. Contact us or your financial intermediary immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account.


VERIFICATION OF ACCOUNT STATEMENTS
Contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

DISTRIBUTIONS
--------------------------------------------------------------------------------
DISTRIBUTION POLICY
To the extent they are available, the Fund generally pays you dividends from net investment income and distributes any net

                                                                   YOUR ACCOUNT


capital gains that it realizes at least annually. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.


REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Your dividends and capital gains distributions will be automatically reinvested in additional Class A, Class B, or Class C shares of the Fund, as applicable, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Advisor Fund, or have them deposited into your bank account. If you elect to receive distributions by check, in its discretion, the Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. To change the current option for payment of dividends and capital gains distributions, please contact your financial advisor or call us at 1-800-368-1683.


TAXES
--------------------------------------------------------------------------------
TAXABLE DISTRIBUTIONS

For federal tax purposes, any distributions you receive of net investment income (excluding qualified dividend income) and net short-term capital gains are generally taxable as ordinary dividend income at your income tax rate. Distributions of net long-term capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. Distributions of qualified dividend income generally will be taxable at long-term capital gains rates. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them. In addition, the active trading

--------------------------------------------------------------------------------
Generally, if your investment is in a traditional IRA or other TAX-DEFERRED ACCOUNT, your dividends and distributions will not be taxed at the time they are paid but instead at the time you withdraw them from your account.

--------------------------------------------------------------------------------

YOUR ACCOUNT


approach of the Fund may increase the amount of distributions that you receive from the Fund.


RETURN OF CAPITAL
If the Fund's distributions exceed its earnings and profits, all or a portion of those distributions may be treated as a return of capital to you, which will generally reduce the cost basis of your shares. Such distributions may also be treated as a sale of your shares.

YEAR-END STATEMENT

To assist you in tax preparation, after the end of each calendar year, we will send you a statement of the Fund's net investment income dividends (designating qualified dividend income) and net capital gains distributions (Form 1099).


BACKUP WITHHOLDING

By law, we must withhold 28% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security number or taxpayer identification number.


Because everyone's tax situation is unique, you should consult your tax professional for assistance.


--------------------------------------------------------------------------------
Unless your investment is in a tax-deferred retirement account such as an IRA, YOU MAY WANT TO AVOID:

.. Investing a large amount in the Fund close to the end of the calendar year.
  If the Fund makes a capital gains distribution, you may receive some of your investment back as a taxable distribution.


.. Selling shares of the Fund at a loss if you have purchased (including by reinvesting dividends and distributions) additional shares of the same Fund within 30 days prior to the sale or if you plan to purchase additional shares of the same Fund within 30 days following the sale. This is called a wash sale, and you will not be allowed to claim a tax loss on the transaction.


--------------------------------------------------------------------------------

                                                                   YOUR ACCOUNT

RESERVED RIGHTS
--------------------------------------------------------------------------------
We reserve the right to:


.. Refuse, change, discontinue, or temporarily suspend account services, including, but not limited to, exchange, automatic investment or redemption plans, or telephone, facsimile, and online account services, for any reason.



.. Reject any purchase request for any reason, including exchanges from other
  Strong Funds and automatic investment plan purchases.



.. Change the minimum or maximum investment amounts.



.. Delay sending out redemption proceeds for up to seven days.



.. Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.



.. Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of the Fund's assets.



.. Close any account that does not meet minimum investment requirements. We will give you 60 days' notice to increase your balance to the required minimum.



.. Waive the initial investment minimum at our discretion.



.. Reject any purchase or redemption request that does not contain all required documentation.



.. Amend or terminate purchases in kind at any time.

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

FOR MORE INFORMATION

--------------------------------------------------------------------------------

More information is available upon request at no charge, including:



SHAREHOLDER REPORTS: Additional information is available in the annual and semiannual report to shareholders. These reports contain a letter from management, discuss recent market conditions and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.



STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies, strategies, risks, and techniques. A current SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.



TO REQUEST INFORMATION OR TO ASK QUESTIONS:



           BY TELEPHONE                     FOR HEARING-IMPAIRED
           1-414-359-1400 or 1-800-368-1683 (TDD)  1-800-999-2780

           BY MAIL                          BY OVERNIGHT DELIVERY
           Strong Funds                     Strong Funds
           P.O. Box 2936                    900 Heritage Reserve
           Milwaukee, WI 53201-2936         Menomonee Falls, WI 53051



             ON THE INTERNET                    BY E-MAIL
             View online or download documents: service@Strong.com
             SEC*: www.sec.gov



This prospectus is not an offer to sell securities in places other than the United States and its territories.



*Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may call the SEC at
 (202) 942-8090 for information about the operation of the Public Reference Room. Reports and other information about the Fund are also available from the EDGAR Database on the SEC's web site at www.sec.gov. You may obtain a copy of this information, after paying a duplicating fee, by sending a written request to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by sending an e-mail request to publicinfo@sec.gov.



Strong Advisor Mid Cap Growth Fund, a series of Strong Equity Funds, Inc., SEC file number: 811-08100

             Please find STRONG'S PRIVACY POLICY this back cover.


                       RT43432 05-04 405MCGA/WH2559 05-04

                                    [GRAPHIC]




                                    CLASS Z








                                                       Prospectus | May 1, 2004





                                                  STRONG Advisor Mid Cap Growth


                                                                           FUND






 As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved of these securities or determined if the information in this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


[LOGO] STRONG

TABLE OF CONTENTS





YOUR INVESTMENT


KEY INFORMATION

What is the Fund's objective?..................................................1


What are the Fund's principal investment strategies?...........................1


What are the main risks of investing in the Fund?..............................2


What are the Fund's fees and expenses?.........................................6


Who are the Fund's investment advisor and portfolio managers?..................7


OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

Legal and Regulatory Matters...................................................8


Affiliated Advisory Programs..................................................10


Initial Public Offerings......................................................11


Percentage Restrictions.......................................................11


Financial Highlights..........................................................12


YOUR ACCOUNT


Share Price...................................................................14


Qualified Investors...........................................................15


Managing Your Account.........................................................16


Investment Minimums...........................................................21


Additional Information........................................................21


Distributions.................................................................26


Taxes.........................................................................27


Reserved Rights...............................................................29


For More Information..........................................................36


In this prospectus, "we," "us," or "our" refers either to Strong Capital Management, Inc., the investment advisor for the Strong Advisor Funds, or Strong Investor Services, Inc., the administrator and transfer agent for the Strong Advisor Funds.

  Please find STRONG'S PRIVACY POLICY inside the back cover of this booklet.

                                                                YOUR INVESTMENT

KEY INFORMATION

WHAT IS THE FUND'S OBJECTIVE?
--------------------------------------------------------------------------------
The STRONG ADVISOR MID CAP GROWTH FUND seeks capital growth.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

The ADVISOR MID CAP GROWTH FUND invests, under normal conditions, at least 80% of its net assets in equity securities of medium-capitalization companies that the Fund's manager believes have favorable prospects for above average and sustainable growth of earnings and revenue. The Fund defines "medium-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the Russell Midcap(R) Index at the time of investment. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may utilize an active trading approach. The manager may sell a holding when there is, among other things, a fundamental change in the outlook for the company (for example, a change in management or reduction in earnings) or to take advantage of a better investment opportunity.



The manager of the Fund may invest up to 100% of the Fund's assets in cash or cash-type securities (including high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Fund's manager determines that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the Fund earning a lower return than it would have otherwise achieved if the manager had not adopted a temporary defensive position. In this case, the Fund may not achieve its investment objective.

YOUR INVESTMENT


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
--------------------------------------------------------------------------------
STOCK RISKS: The major risks of the Fund are those of investing in the stock market. This means the Fund may experience sudden, unpredictable declines in value, as well as periods of poor performance. Because stock values go up and down, the value of the Fund's shares may go up and down. Therefore, when you sell your investment, you may receive more or less money than you originally invested.


ACTIVE MANAGEMENT RISK: The Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.


ACTIVE TRADING RISK: An active trading approach may increase the Fund's costs and reduce the Fund's performance.




GROWTH-STYLE INVESTING RISK: Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. The Fund invests in growth-style stocks. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. The Fund's performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style.


NOT INSURED RISK: An investment in the Fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

SECTOR RISK: To the extent the Fund invests in a particular sector, it is subject to the risks of that sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years.

                                                                YOUR INVESTMENT


In addition, the sectors that dominate the market change over time. For more information on sector risk, consult the Fund's statement of additional information.



SMALL AND MEDIUM COMPANIES RISKS: Small- and medium-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more-established companies. As a result, the companies' performance can be more volatile, and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio. Generally, the smaller the company size, the greater these risks.


The Fund is appropriate for investors who are comfortable with the risks described here and whose financial goals are five or more years in the future. The Fund is not appropriate for investors concerned primarily with principal stability. It is possible to lose money by investing in the Fund.

FUND STRUCTURE
The Fund has adopted a multiple class plan and may offer one or more classes of shares. Only the Class Z shares are offered in this prospectus. The principal differences among the classes are each class' sales charges, if any, and annual expenses. Each class may also pay different administrative and transfer agency fees and expenses. The Class Z shares of the Fund are the former retail class shares of the Fund. Class Z shares are available only to certain types of investors (see "Qualified Investors").

FUND PERFORMANCE

The following return information illustrates how the performance of the Fund's Class Z shares can vary, which is one indication of the risks of investing in the Fund. The information also provides some indication of the risks of investing in the Fund by showing how the Fund's average annual returns, which reflect Fund expenses, compare with returns of a broad measure of market performance and an index of funds with similar investment objectives, which are unmanaged, have no expenses, and are unavailable for investment. Please keep in mind that the past performance of the Fund, before and after taxes, does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

YOUR INVESTMENT

                                    [CHART]

CALENDAR YEAR TOTAL RETURNS

 1997    1998       1999     2000    2001    2002    2003
------  ------  -----------  -----  ------  ------  ------
13.85%  14.50%  92.02%/(1)/ -8.47% -30.86% -37.72%  34.25%

BEST AND WORST QUARTERLY PERFORMANCE

(During the periods shown above)

Fund name                  Best quarter return          Worst quarter return
Advisor Mid Cap Growth     47.26% (4th Q 1999)          -33.82% (3rd Q 2001)


/(1)/Calendar year total returns for 1999 were primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect that such favorable returns can be consistently achieved.

                                                                YOUR INVESTMENT

                         AVERAGE ANNUAL TOTAL RETURNS

                                As of 12-31-03


                                                            Since Fund
      Fund/Index                             1-Year 5-Year Inception/(1)/
      -------------------------------------------------------------------
      ADVISOR MID CAP GROWTH
       Return Before Taxes                   34.25%  0.32%     4.10%
       Return After Taxes on Distributions   34.25% -0.49%     3.50%
       Return After Taxes on Distributions
       and Sale of Fund Shares               22.26%  0.02%     3.35%
      Russell Midcap(R) Index (reflects no
      deduction for fees, expenses,
      or taxes)/(2)/                         40.06%  7.23%    10.52%
      Lipper Mid-Cap Growth Funds
      Index (reflects no deduction for fees,
      expenses, or taxes)/(3)/               35.42%  2.18%     4.91%

--------------------------------------------------------------------------------



/(1)/The Fund commenced operations on December 31, 1996.

/(2)/The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index.


/(3)/The Lipper Mid-Cap Growth Funds Index is the average of the 30 largest funds in this Lipper category.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. After-tax returns are not relevant to investments through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

From time to time, the Fund's performance was significantly enhanced through investments in initial public offerings (IPOs). In addition, the effect of IPOs purchased when the Fund's asset base was small may have been magnified. Given these circumstances, you should not expect that such enhanced returns can be consistently achieved. Please consider this before investing.

YOUR INVESTMENT


WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------
This section describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


The costs of operating the Fund are deducted from Fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they do not appear on your account statement but instead reduce the total return you receive from your Fund investment.



The following Annual Fund Operating Expenses table and Example table are based on actual expenses incurred during the Fund's fiscal period ended December 31, 2003. Please keep in mind that, as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal period may be significantly different than those shown.


SHAREHOLDER FEES
(fees paid directly from your investment)

The Class Z shares of the Fund are 100% no-load, so you pay no up-front sales load to buy or sell shares.




ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS)

(expenses that are deducted from Fund assets)



                   Management Fee/(1)/                  0.75%
                   Other Expenses                       1.08%
                   Total Annual Operating Expenses/(2)/ 1.83%


/(1)/The Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels.

/(2)/The Fund participated in a program under which it received a credit for part of the brokerage commission paid in transactions with participating brokers. This credit was applied to the Fund's Other Expenses that were not attributable to Strong or its affiliates. Total Annual Operating Expenses do not reflect these credits or any other expense reimbursements or fee waiver arrangements for the Fund. After giving effect to these credits, expense reimbursements, and fee waiver arrangements, Total Annual Operating Expenses as of December 31, 2003, were 1.73%. Voluntary expense reimbursements and fee waiver arrangements may be modified or terminated at any time.


EXAMPLE: This example is intended to help you compare the cost of investing in the Fund, before voluntary fee waivers and expense

                                                                YOUR INVESTMENT

absorptions, if any, with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                        1 Year 3 Years 5 Years 10 Years
                        -------------------------------
                         $186   $576    $990    $2,148


WHO ARE THE FUND'S INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?
--------------------------------------------------------------------------------

Strong Capital Management, Inc. (Strong) is the investment advisor for the Fund. Strong provides investment management services for mutual funds and other investment portfolios representing assets of over $36 billion as of February 29, 2004. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, some of which are available through variable insurance products. Strong's mailing address is P.O. Box 2936, Milwaukee, WI 53201.



Strong is currently considering a number of strategic alternatives, including the sale of Strong. Strong has hired Goldman, Sachs & Co. to assist Strong in exploring this option.


As compensation for its advisory services, the Fund pays Strong a management fee at the annual rate specified below of the average daily net asset value of the Fund.

           Average Daily Net Assets        Annual Management Fee Rate
           ----------------------------------------------------------
           For assets under $4 billion                0.75%
           For the next $2 billion assets            0.725%
           For assets $6 billion and above            0.70%

YOUR INVESTMENT





BRANDON M. NELSON, CFA, manages the Fund. Mr. Nelson joined Strong in July 1996 and has earned the right to use the Chartered Financial Analyst(R) designation. He has managed or co-managed the Fund since March 2003. From July 1996 to October 2000, Mr. Nelson was an equity research analyst. Since October 2000, he has been a manager for equity accounts. Mr. Nelson received a bachelor's degree in business administration from the University of Wisconsin -- Madison in 1994, a master's of science degree in finance from the University of Wisconsin -- Madison in 1996, and participated in the Applied Security Analysis Program.




OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

LEGAL AND REGULATORY MATTERS
--------------------------------------------------------------------------------

The United States Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Wisconsin Attorney General ("WAG"), and the Wisconsin Department of Financial Institutions ("WDFI") are investigating active trading of the Strong Funds by employees of Strong Capital Management, Inc. ("Strong"), including Richard S. Strong, former employee and Chairman of Strong. The Independent Directors of the Strong Funds are also investigating these matters, with the assistance of counsel and an independent consulting firm. The Independent Directors intend to obtain appropriate redress if they determine that the Strong Funds were harmed. In addition, Strong has received one or more subpoenas from the West Virginia Attorney General ("WVAG") and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Effective November 2, 2003, the Independent Directors accepted Mr. Strong's resignation as Chairman of the Strong Funds' Boards. Effective December 2, 2003, Mr. Strong resigned as Director of the Funds' Boards, as Chairman, Chief Investment Officer, and Director of Strong, and as Chairman and Director of Strong Financial Corporation, and its affiliates.

                                                                YOUR INVESTMENT



Strong is aware of a complaint filed and simultaneously settled on September 3, 2003 (the "Complaint"), by NYAG on behalf of the State of New York, against Canary Capital Partners, LLC, et al. (collectively, "Canary"), which alleges that Canary engaged in certain improper trading practices characterized as "late-day trading" and "market timing" with various mutual funds. Strong and certain Strong Funds are referenced, although not named as parties in the Complaint, with respect to the market timing allegations. On September 5, 2003, the SEC began an inquiry based on matters related to, and set forth in, the Complaint. On September 24, 2003, the WDFI asked that certain information and documents be provided related to the matters referenced in the Complaint. Strong is currently cooperating with the NYAG, the SEC, the WAG, the WDFI, the WVAG, and other regulatory agencies with respect to their separate inquiries into these matters. On September 26, 2003, Strong announced its commitment to make appropriate reimbursement if it is determined that the transactions set forth in the Complaint adversely affected investors in the Strong Funds referenced in the Complaint. On October 30, 2003, Mr. Strong announced that he has committed to personally compensate the Strong Funds for any financial losses they may have experienced as a result of his transactions.



As of the date of this prospectus, Strong is aware of multiple class and derivative actions ("Actions") filed since September 4, 2003, with respect to the factual matters referenced in the Complaint and the subject matter of the regulatory investigations naming, among others, Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their officers and directors as defendants. These Actions have been filed in the following federal and state courts: U.S. District Court for the Southern District of New York; U.S. District Court, District of New Jersey; U.S. District Court, Eastern District of Wisconsin, Milwaukee Division; U.S. District Court, Western District of Wisconsin; Superior Court of New Jersey Law Division of Hudson; State of Wisconsin Circuit Court, Milwaukee County; State of Wisconsin Circuit Court, Waukesha County; Supreme Court of the State of New York; Superior Court of the State of California,

YOUR INVESTMENT


County of Los Angeles; and U.S. District Court, District of Connecticut. On February 20, 2004, the United States Judicial Panel for Multi District Litigation ("MDL") ordered the transfer of those cases involving late trading or market timing in several mutual funds to the District of Maryland so they could be coordinated and possibly consolidated with other cases involving the same fund family. Several Actions naming Strong or one or more of its affiliates as a defendant were subject to this order, and it is expected that the MDL will soon order all or most of the other federal court Actions involving Strong to be transferred to the District of Maryland as "tag-along actions." The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds' prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs' attorneys' fees and experts' fees, and/or replacement of the Board of Directors of the Strong Funds. Additional lawsuits may be filed in the same or other venues presenting allegations and demands for relief. Strong expects that any such lawsuits would contain allegations including the matters discussed in this prospectus and that the demands for relief would not materially differ from those described above.


AFFILIATED ADVISORY PROGRAMS
--------------------------------------------------------------------------------

Strong, on behalf of participants in programs managed by Strong, may invest a portion of the program's assets in any one Strong Fund that could represent a significant portion of the Fund's assets. In such instance, Strong's decision to make changes to or rebalance the program's allocations may substantially impact the Fund's performance.

                                                                YOUR INVESTMENT


INITIAL PUBLIC OFFERINGS
--------------------------------------------------------------------------------
The Fund may participate in the initial public offering (IPO) market. However, the Fund's access to profitable IPOs may be limited. Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more-established companies. In addition, the Fund may sell its IPO investments soon after buying them, which may result in higher trading costs and adverse tax consequences. When the Fund is small, profitable IPOs may greatly increase the Fund's total returns, but the Fund is not likely to achieve the same level of performance when it grows larger.

PERCENTAGE RESTRICTIONS
--------------------------------------------------------------------------------
The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (Percentage Restrictions). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or
(3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.


The Fund has adopted a non-fundamental policy to provide 60-days' advance notice to shareholders if it changes its strategy of investing, under normal conditions, at least 80% of its net assets in a particular type of investment, industry, country, or geographic region suggested by its name.

YOUR INVESTMENT


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This information describes the performance of the Fund's Class Z shares, for the periods shown. Certain information reflects financial results for a single Class Z share outstanding for the entire period. "Total Return" shows how much an investment in the Class Z shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

                                                                YOUR INVESTMENT

STRONG ADVISOR MID CAP GROWTH FUND -- CLASS Z
--------------------------------------------------------------------------------

                                          Dec. 31,      Dec. 31,      Dec. 31,    Dec. 31, Dec. 31,
SELECTED PER-SHARE DATA/(A)/                2003          2002          2001        2000     1999
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                               $ 8.70        $13.97        $20.21        $23.25   $13.03
Income From Investment
 Operations:
  Net Investment Income (Loss)            (0.14)/(b)/   (0.16)/(b)/   (0.19)        (0.15)   (0.12)
  Net Realized and Unrealized
   Gains (Losses) on Investments           3.12         (5.11)        (6.05)        (1.90)   12.08
---------------------------------------------------------------------------------------------------
  Total From Investment
   Operations                              2.98         (5.27)        (6.24)        (2.05)   11.96
Less Distributions:
  From Net Realized Gains                    --            --         (0.00)/(c)/   (0.99)   (1.74)
---------------------------------------------------------------------------------------------------
  Total Distributions                        --            --         (0.00)/(c)/   (0.99)   (1.74)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period           $11.68        $ 8.70        $13.97        $20.21   $23.25
===================================================================================================

RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
Total Return                             +34.3%        -37.7%        -30.9%         -8.5%   +92.0%
Net Assets, End of Period (In Millions)     $58           $65          $128          $185      $65
Ratio of Expenses to Average
 Net Assets Before Expense Offsets         1.8%          1.8%          1.6%          1.4%     1.6%
Ratio of Expenses to Average
 Net Assets                                1.7%          1.8%          1.6%          1.3%     1.6%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                   (1.4)%        (1.5)%        (1.2)%        (0.9)%   (1.1)%
Portfolio Turnover Rate/(d)/             249.6%        526.6%        650.0%        683.7%   681.0%


(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)Net investment income (loss) per share represents net investment income
   (loss) divided by average shares outstanding throughout the year.

(c)Amount calculated is less than $0.005.


(d)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

YOUR ACCOUNT

SHARE PRICE
--------------------------------------------------------------------------------
Your price for buying, selling, or exchanging shares of a specific class of the Fund is the net asset value per share (NAV) for that class of shares. NAV is generally calculated as of the close of trading on the New York Stock Exchange
(NYSE) (usually 3:00 p.m., Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.


NAV is based on the value of the securities in the Fund's portfolio. Generally, market value


--------------------------------------------------------------------------------
We determine the share price or NAV of a class of shares by dividing the Fund's net assets attributable to the class of shares (the value of the Fund's investments, cash, and other assets attributable to the class of shares minus the Fund's liabilities attributable to the class of shares) by the number of shares in the class outstanding.

--------------------------------------------------------------------------------


is determined on the basis of information furnished by a pricing service or broker quotations, as appropriate.



FAIR VALUE PRICING


If pricing service information or broker quotations are not readily available, the Fund may price those securities using fair value procedures approved by the Board of Directors of the Strong Funds. A Fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures to price the same securities.


FOREIGN SECURITIES

Some of the Fund's portfolio securities may be listed on foreign exchanges that trade on days when we do not calculate a NAV. As a result, the value of the Fund's investments may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that we calculate the Fund's NAV. Events affecting the values of foreign securities that occur after the time a foreign exchange assigns a price to the foreign securities and before the time when we calculate the Fund's NAV, including movements of

                                                                   YOUR ACCOUNT


the domestic market, generally will be reflected in the Fund's NAV if we, under the supervision of the Board of Directors of the Strong Advisor Funds, determine that such events require fair valuation of those foreign securities that may be affected by the event.


QUALIFIED INVESTORS
--------------------------------------------------------------------------------
You may purchase Class Z shares only under limited circumstances, at the net asset value on the day of purchase. Investors and registered investment advisors who owned shares of the Fund on November 30, 2000, that were renamed Class Z shares, may continue to own those Class Z shares. The following types of investors may qualify to purchase Class Z shares of the Fund:


.. Investors holding Class Z shares of the Fund on November 30, 2000, that were purchased directly from Strong and not through an intermediary, except as described below, and registered investment advisors holding Class Z shares of the Fund on November 30, 2000,



.. Officers, directors, and employees of the Fund, Strong, the Fund's distributor, and these entities' affiliates, and each of their immediate family members (grandparent, parent, sibling, child, grandchild, and spouse) who live in the same household,





.. Employer-sponsored retirement plans, and their participants, for which Strong or the Fund's distributor, or an affiliate, has entered into an agreement to provide document or administrative services, and other retirement plans whose administrators or dealers have entered into an agreement with Strong or the Fund's distributor, or an affiliate, to perform services,



.. 401(k) plans holding Class Z shares of the Fund on November 30, 2000,



.. Certain institutional investors purchasing more than $1 million of Class Z shares,



.. Any Strong Fund of Funds structure, such as Strong Life Stage Series, Inc.,

YOUR ACCOUNT



.. Any Internal Revenue Code Section 529 plan that invests in Strong Funds, or for which Strong provides investment management services, and



.. Any accounts in a fee-based advisory program managed by Strong, including, but not limited to, the Strong Advisor and the Strong Private Client programs, or shares previously held in such accounts.


For more information on the purchase of Class Z shares, call 1-800-368-3863.

MANAGING YOUR ACCOUNT
--------------------------------------------------------------------------------
This section describes the ways you can manage your account in the Fund. Some transactions and requests will require a signature guarantee. See "Additional Information" for examples.

ONLINE

At www.Strong.com, you can access Fund performance and portfolio holding information, portfolio manager commentaries, account options information, account history, balances, and recent dividend information. In addition, you can update your mailing address, and add or make changes to an Automatic Investment Plan. Also, you can sign up to receive regulatory documents and other materials, daily transaction reports, and account statements electronically, or you can request that we discontinue electronic delivery. Additional planning tools and market information are also available. You can manage your account online in the following ways:



.. OPEN AN ACCOUNT

 Complete and submit our online application; or current investors may open an account by exchanging shares from another Strong account. There is a maximum initial investment of $25,000 per application for new online accounts funded electronically from your bank account.


.. MAKE ADDITIONAL INVESTMENTS

 With Express Purchase/SM/, you can make additional investments of up to $100,000 each to an existing account directly from your bank account.

                                                                   YOUR ACCOUNT



.. EXCHANGE SHARES


 For accounts with the Exchange Option, you can exchange shares between Strong accounts with the same registered owners, address, and taxpayer identification number.



.. SELL SHARES


 For accounts with the Redemption Option, you can submit redemption requests for up to $250,000 each. You may have a check mailed to your account's address or have the proceeds either electronically transmitted to a pre-authorized bank account, or, for the applicable fee, wired to a pre-authorized bank account.


BY MAIL
Please send all mail requests to Strong Funds, P.O. Box 2936, Milwaukee, WI 53201-2936. You can manage your account by mail in the following ways:


.. OPEN AN ACCOUNT


 Send a signed, completed application and a check or money order payable to Strong.



.. MAKE ADDITIONAL INVESTMENTS


 Send an Investment Form and a check or money order payable to Strong.



.. EXCHANGE SHARES


 Send written instructions, including your account number, the dollar amount or number of shares you wish to exchange, the names and signatures of all owners or other authorized persons to exchange shares between Strong accounts with the same registered owners and taxpayer identification number.



.. SELL SHARES


 Send written instructions, including your account number, the dollar amount or number of shares you wish to redeem, the names and signatures of all owners or other authorized persons, and the account mailing address.


BY TELEPHONE
You may call 1-800-368-3863 to speak to a customer service representative. During times of unusual market activity, our

YOUR ACCOUNT


customer service representatives may be busy, and you may experience a delay placing a telephone request. During these times, consider calling the Strong Direct(R) automated voice-recognition system at 1-800-368-7550 or using our web site at www.Strong.com. With Strong Direct, you can access current Fund share prices and other Fund information and account information. You can manage your account by telephone in the following ways:



.. OPEN AN ACCOUNT

 For accounts with the Exchange Option, you can exchange shares into a new Strong Fund.


.. MAKE ADDITIONAL INVESTMENTS


 With Express Purchase, you can make additional investments of up to $100,000 each to an existing account directly from your bank account.



.. EXCHANGE SHARES


 For accounts with the Exchange Option, you can exchange shares between Strong accounts with the same registered owners and taxpayer identification number.



.. SELL SHARES

 For accounts with the Redemption Option, you can have a check mailed to your account's address, electronically transmitted to a pre-authorized bank account, or, for the applicable fee, wired to a pre-authorized bank account.

AUTOMATICALLY
You can manage your account through automatic investment options in the following ways:


.. MAKE ADDITIONAL INVESTMENTS




 Automatic Investment Plan (AIP). An AIP allows you to make regular, automatic investments from your bank checking or savings account.


 Payroll Direct Deposit. The Payroll Direct Deposit Plan allows you to send all or a portion of your paycheck, Social Security check, military allotment, or annuity payment to the Fund of your choice.

                                                                   YOUR ACCOUNT


 Dividends and Capital Gains. Your dividends and capital gains distributions will be automatically reinvested in additional shares, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account. If you elect to receive distributions paid by check, in its discretion, the Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. To change the current option for payment of dividends and capital gains distributions, please call 1-800-368-3863.


.. EXCHANGE SHARES

 The Automatic Exchange Plan allows you to make regular, automatic exchanges between Strong accounts.


.. SELL SHARES

 The Systematic Withdrawal Plan allows you to redeem a fixed sum from your account on a regular basis and send it electronically to a bank account or as a check to you or anyone you properly designate.

BY WIRE

Please call a customer service representative for wire instructions. Please note, your purchase order cannot be accepted until your wire payment is received by the Fund's agent. You can manage your account by wire in the following ways:



.. OPEN AN ACCOUNT


 Prior to your investment, a signed, completed application must be on file with the Fund's transfer agent.



.. MAKE ADDITIONAL INVESTMENTS



.. SELL SHARES


 For accounts with the Redemption Option, and for the applicable fee, you can call a customer service representative to have the proceeds wired to a pre-authorized bank account.

YOUR ACCOUNT


THROUGH THIRD PARTIES

When you transact through a third party (rather than directly with us), the policies and fees may be different than described in this prospectus. Banks, broker-dealers, 401(k) plans, financial advisors, insurance companies, third-party administrators, and financial supermarkets (collectively "financial intermediaries") may charge transaction and other fees and may set different investment minimums or limitations on buying or selling shares. The Fund may require financial intermediaries to transact through a registered clearing agency, such as the National Securities Clearing Corporation. Consult your financial intermediary for details. Broker-dealers, including the Fund's distributor and other financial intermediaries, may sponsor or participate in promotional programs in which investors receive incentives for establishing an account with the financial intermediary and/or for purchasing shares of the Strong Funds. Contact your financial intermediary or consult the statement of additional information for more information on these programs. We and/or an affiliate, including the Fund's distributor, may make payments from our own resources to financial intermediaries for selling or servicing Fund shares. You can manage your account through a third party in the following ways:


.. OPEN AN ACCOUNT

.. MAKE ADDITIONAL INVESTMENTS

.. EXCHANGE SHARES

.. SELL SHARES

IN PERSON
Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our web site or call a customer service representative for hours, directions, and the locations of our other Investor Centers.

                                                                   YOUR ACCOUNT


INVESTMENT MINIMUMS
--------------------------------------------------------------------------------
When buying shares, you must meet the following investment minimum requirements:

                                  Initial Investment Additional Investment
                                  Minimum            Minimum
      --------------------------------------------------------------------
      Regular accounts            $2,500                     $100
      Coverdell Education Savings $1,000                     $100
      Accounts, traditional IRAs,
      Roth IRAs, SEP IRAs, and
      UGMA/UTMA accounts
      Simple IRAs and 403(b)(7),  the lesser of              $50
      Keogh, Pension Plan, Profit $250 or $25
      Sharing Plan, and           per month
      401(k) Plan accounts*

--------------------------------------------------------------------------------

*If you open an employer sponsored retirement plan account for which we provide or for which one of our alliance partners provides document or administrative services, there is no initial investment minimum.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
ACCOUNT OPTIONS AND SERVICES
Some account options and services are added to your account when it is opened, unless you choose otherwise, and some require registration. In addition, some options and services may be subject to additional restrictions or conditions. Visit our web site or call a customer service representative for more information or to request a Shareholder Account Options form.


CUSTOMER IDENTIFICATION REQUIREMENT


We are required to obtain certain personal information from you in order to verify your identity. If you do not provide this information, we may be unable to open an account for you. In certain circumstances, we may rely on a financial intermediary to assist with the verification of your identity. If we are unable to verify your identity, we may, without prior notice to you, reject additional purchases, suspend account options, close your account

YOUR ACCOUNT


and redeem your shares at the next NAV minus any applicable sales charge, and/or take other action we deem reasonable. You will be responsible for any losses, taxes, expenses, fees, or other results of these actions.


DUPLICATE COPIES OF DOCUMENTS
Upon your request and for the applicable fee, you may obtain duplicate copies of documents, such as account statements and tax forms. Please call a customer service representative for more information.

EXCHANGING SHARES
An exchange of shares between Strong accounts is considered a sale and a purchase of shares for several purposes, including tax purposes, and may result in a capital gain or loss. Some Strong Funds charge a redemption fee as described in the appropriate Fund's prospectus. Purchases by exchange are subject to the investment requirements and other criteria of the Fund and class purchased. Please ask us for the appropriate prospectus and read it before investing in any of the Strong Funds.

HOUSEHOLDING
If we mail financial reports, prospectuses, or other regulatory material directly to you, we attempt to reduce the volume of mail you receive by sending only one copy of these documents to your household. You can call us at 1-800-368-3863 or write to us at the address listed on the back of this prospectus to request (1) additional copies free of charge or (2) that we discontinue our practice of householding regulatory materials.

LOW BALANCE ACCOUNT FEE

Because of the high cost of maintaining small accounts, an annual low balance account fee of $25 (or the value of the account if the account value is less than $25) will be charged to all accounts that fail to meet the initial investment minimum. The fee, which is payable to the transfer agent, will not apply to shareholders whose combined Strong Funds assets total $100,000 or more. We will waive the fee if an account balance falls below the account's initial investment minimum due solely to market fluctuations.

                                                                   YOUR ACCOUNT




PURCHASES IN KIND
You may, if we approve, purchase shares of the Fund with securities that are eligible for purchase by the Fund (consistent with the Fund's investment restrictions, policies, and objectives) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies.

PURCHASING SHARES

We only accept checks payable to Strong. We do not accept cash, checks drawn on banks outside the U.S., or credit card checks, and we may refuse checks if Strong is not the original payee. You will be charged $25 for every check or Electronic Funds Transfer returned unpaid. When all or a portion of a purchase is received for investment without a clear Fund designation or for investment in one of our closed classes or Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Strong Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Strong Money Market Fund, at the next NAV calculated after we accept your order.


RETIREMENT ACCOUNTS
We offer a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on:

.. INDIVIDUAL RETIREMENT PLANS, including traditional IRAs and Roth IRAs, call
  1-800-368-3863.

.. QUALIFIED RETIREMENT PLANS, including SIMPLE IRAs, SEP IRAs, 403(b)(7)s,
  Keoghs, Pension Plans, Profit Sharing Plans, and 401(k) Plans, call 1-800-368-2882.

There may be special distribution requirements for a retirement account. For more information, call the appropriate number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 and a $50 fee for transferring assets to another custodian or for closing a retirement account. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another

YOUR ACCOUNT

retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes unless you transfer all of the proceeds to an eligible retirement plan.

SELLING SHARES

After your redemption request is accepted, we normally send your proceeds on the next day NAV is calculated (Business Day). Proceeds transmitted electronically will usually arrive at your bank two banking days after we process your transaction. Proceeds transmitted by wire will usually arrive at your bank the first banking day after we process your transaction. If no direction is provided as to how or where to deliver the proceeds, we may mail a check to the address on the account. Because the post office will not forward checks, please notify us if your address has changed. If you recently purchased shares, the payment of your redemption may be delayed up to ten days to allow the purchase payment to clear. If you request a specific dollar amount to be redeemed, and due to market fluctuation the account balance is less than the requested amount, we may redeem the remaining account balance. In some cases, your request will require a signature guarantee in order to process the redemption. Review the "Signature Guarantees" section that follows for details.



SHORT-TERM TRADING


The Fund attempts to deter short-term trading that may be disruptive to the efficient management of the Fund. The Fund may consider several factors when evaluating shareholder trading activities, including, but not limited to: (1) the amount of a transaction; (2) the frequency of transactions; (3) the time frame between which purchases and redemptions (including exchanges) are executed; and (4) the Fund's asset size. Shareholders who engage in such trading may be subject, without prior notice, to action by or on behalf of the Fund, including, but not limited to: (1) a request to cease such activities;
(2) rejection of any or all future purchase requests in one, several, or all Strong Funds; or (3) a refusal of, change to, discontinuance of, or temporary suspension of any or all account services.

                                                                   YOUR ACCOUNT



Although the Fund attempts to deter this type of trading, it may not always be successful because, among other things, Fund shares may be purchased and redeemed indirectly by underlying shareholders aggregated in omnibus accounts maintained by brokers, retirement plans, fee-based investment programs, and other intermediaries. The Fund may receive limited information about transactions by an underlying shareholder in such accounts. Therefore, the Fund cannot always know about or reasonably be expected to detect potentially disruptive short-term trading.



If the Fund is unable to deter this type of trading, it may adversely affect the long-term performance of the Fund by requiring the Fund to maintain larger amounts of cash or cash-type securities than the Fund's manager might otherwise choose to maintain, or to liquidate portfolio holdings at a disadvantageous time, thereby increasing brokerage, administrative, and other expenses.


SIGNATURE GUARANTEES

A Medallion signature guarantee is designed to protect shareholders and the Fund against fraudulent transactions by unauthorized persons. The transactions for which the Fund will require such a signature guarantee for all authorized owners of an account include but are not limited to:



.. When requesting that redemption proceeds be sent to a different name or address than is registered on an account, including another Strong account,



.. When establishing a bank address with no owner(s) in common with the Strong account owner(s) or when all Strong joint account owners are not also bank account owners,



.. When transferring the ownership of an account to another individual or organization,



.. When requesting to redeem or redeposit shares that have been issued in certificate form,



.. If adding/changing a name or adding/removing an owner on an account, and



.. If adding/changing the beneficiary on a transfer-on-death account.

YOUR ACCOUNT



A Medallion signature guarantee may be required at our discretion to initiate a redemption (including exchanges and transfers).


A Medallion signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. Please note that a notary public stamp or seal is not a substitute for a Medallion signature guarantee.

TELEPHONE AND ELECTRONIC TRANSACTIONS
We use reasonable procedures to confirm that telephone and electronic transaction requests are genuine and may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received by telephone or electronically, provided we reasonably believe the instructions were genuine. For transactions through our automated voice-recognition system and our web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN, or password.

VERIFICATION OF ACCOUNT STATEMENTS
Contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

DISTRIBUTIONS
--------------------------------------------------------------------------------
DISTRIBUTION POLICY

To the extent they are available, the Fund generally pays you dividends from net investment income and distributes net realized capital gains at least annually. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

                                                                   YOUR ACCOUNT


REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
Your dividends and capital gains distributions will be automatically reinvested in additional Class Z shares of the Fund, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account. If you elect to receive distributions by check, in its discretion, the Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. To change the current option for payment of dividends and capital gains distributions, please call 1-800-368-3863.


--------------------------------------------------------------------------------
Generally, if your investment is in a traditional IRA or other TAX-DEFERRED ACCOUNT, your dividends and distributions will not be taxed at the time they are paid but instead at the time you withdraw them from your account.

--------------------------------------------------------------------------------


TAXES
--------------------------------------------------------------------------------
TAXABLE DISTRIBUTIONS



For federal tax purposes, any distributions you receive of net investment income (excluding qualified dividend income) and net short-term capital gains are generally taxable as ordinary dividend income at your income tax rate. Distributions of net long-term capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. Distributions of qualified dividend income generally will be taxable at long-term capital gains rates. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them. In addition, the active trading approach of the Fund may increase the amount of distributions that you receive from the Fund.

YOUR ACCOUNT


RETURN OF CAPITAL
If the Fund's distributions exceed its earnings and profits, all or a portion of those distributions may be treated as a return of capital to you, which will generally reduce the cost basis of your shares. Such distributions may also be treated as a sale of your shares.


YEAR-END TAX STATEMENT


To assist you in tax preparation, after the end of each calendar year, we will send you a statement of the Fund's net investment income dividends (designating qualified dividend income) and net capital gains distributions (Form 1099).


BACKUP WITHHOLDING

By law, we must withhold 28% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security number or taxpayer identification number.


Because everyone's tax situation is unique, you should consult your tax professional for assistance.


--------------------------------------------------------------------------------
Unless your investment is in a tax-deferred retirement account such as an IRA, YOU MAY WANT TO AVOID:

.. Investing a large amount in the Fund close to the end of the calendar year.
  If the Fund makes a capital gains distribution, you may receive some of your investment back as a taxable distribution.


.. Selling shares of the Fund at a loss if you have purchased (including by reinvesting dividends and distributions) additional shares of the same Fund within 30 days prior to the sale or if you plan to purchase additional shares of the same Fund within 30 days following the sale. This is called a wash sale, and you will not be allowed to claim a tax loss on the transaction.


--------------------------------------------------------------------------------

                                                                   YOUR ACCOUNT

RESERVED RIGHTS
--------------------------------------------------------------------------------
We reserve the right to:


.. Refuse, change, discontinue, or temporarily suspend account services, including, but not limited to, exchange, automatic investment or redemption plans, or telephone, facsimile, and online account services, for any reason.



.. Reject any purchase request for any reason, including exchanges from other
  Strong Funds and automatic investment plan purchases.



.. Change the minimum or maximum investment amounts.



.. Delay sending out redemption proceeds for up to seven days.



.. Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.



.. Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of the Fund's assets.



.. Close any account that does not meet minimum investment requirements. We will give you 60 days' notice to increase your balance to the required minimum.



.. Waive the initial investment minimum at our discretion.



.. Reject any purchase or redemption request that does not contain all required documentation.



.. Amend or terminate purchases in kind at any time.

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

FOR MORE INFORMATION
--------------------------------------------------------------------------------
More information is available upon request at no charge, including:

SHAREHOLDER REPORTS: Additional information is available in the annual and semiannual report to shareholders. These reports contain a letter from management, discuss recent market conditions and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies, strategies, risks, and techniques. A current SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

TO REQUEST INFORMATION OR TO ASK QUESTIONS:

           BY TELEPHONE                     FOR HEARING-IMPAIRED
           1-414-359-1400 or 1-800-368-3863 (TDD)  1-800-999-2780

           BY MAIL                          BY OVERNIGHT DELIVERY
           Strong Funds                     Strong Funds
           P.O. Box 2936                    900 Heritage Reserve
           Milwaukee, WI 53201-2936         Menomonee Falls, WI 53051

             ON THE INTERNET                    BY E-MAIL
             View online or download documents: service@Strong.com
             Strong Funds: www.Strong.com
             SEC*: www.sec.gov

This prospectus is not an offer to sell securities in places other than the United States and its territories.

*Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may call the SEC at
 (202) 942-8090 for information about the operation of the Public Reference Room. Reports and other information about the Fund are also available from the EDGAR Database on the SEC's web site at www.sec.gov. You may obtain a copy of this information, after paying a duplicating fee, by sending a written request to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by sending an e-mail request to publicinfo@sec.gov.

Strong Advisor Mid Cap Growth Fund, a series of Strong Equity Funds, Inc., SEC file number: 811-08100

          Please find STRONG'S PRIVACY POLICY inside this back cover.


                       RT43433 05-04 405MCGZ/WH2059 05-04

                                    [GRAPHIC]




                                INVESTOR CLASS







                                                       Prospectus | May 1, 2004



                                                                    STRONG Core


                                                                          FUNDS


                                                           Strong Balanced Fund

                                                  Strong Growth and Income Fund

                                                          Strong Index 500 Fund

                                                        Strong Opportunity Fund


 As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved of these securities or determined if the information in this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


[LOGO] STRONG

TABLE OF CONTENTS





YOUR INVESTMENT


KEY INFORMATION

What are the Funds' objectives?................................................1


What are the Funds' principal investment strategies?...........................2


What are the main risks of investing in the Funds?.............................4


What are the Funds' fees and expenses?........................................13


Who are the Funds' investment advisor and portfolio managers?.................15


OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

Legal and Regulatory Matters..................................................17


Affiliated Advisory Programs..................................................20


Initial Public Offerings......................................................20


Percentage Restrictions.......................................................20


Master/Feeder Mutual Fund Structure...........................................21


A Word About Credit Quality...................................................22


Comparing the Funds...........................................................24


Financial Highlights..........................................................25





YOUR ACCOUNT



Share Price...................................................................30


Managing Your Account.........................................................32


Investment Minimums...........................................................36


Additional Information........................................................37


Distributions.................................................................42


Taxes.........................................................................43


Reserved Rights...............................................................45


For More Information..........................................................52


In this prospectus, "we," "us," or "our" refers either to Strong Capital Management, Inc., the investment advisor for each of the Strong Funds offered in this prospectus, except the Index 500 Fund, or Strong Investor Services, Inc., the administrator for each of the Strong Funds offered in this prospectus, except the Index 500 Fund, the transfer agent for each of the Strong Funds offered in this prospectus, and the shareholder servicing agent for the Index 500 Fund.

                      Please find STRONG'S PRIVACY POLICY
                    inside the back cover of this booklet.

                                                                YOUR INVESTMENT

KEY INFORMATION

WHAT ARE THE FUNDS' OBJECTIVES?
--------------------------------------------------------------------------------
The STRONG BALANCED FUND seeks high total return consistent with reasonable risk over the long term.

The STRONG GROWTH AND INCOME FUND seeks high total return by investing for capital growth and income.

--------------------------------------------------------------------------------

In a CAPITALIZATION-WEIGHTED TOTAL RATE OF RETURN, each stock contributes to the index in the same proportion as the value of its shares in the index. Thus, if the shares of Company A are worth twice as much as the shares of Company B, A's return will count twice as much as B's in calculating the index's overall return. This method contrasts with equal weighted return, by which A's performance, B's performance and the performance of every other stock in the index would count the same even though the company's percentage of the index differ.


--------------------------------------------------------------------------------


The STRONG INDEX 500 FUND seeks to replicate as closely as practicable, before fees and expenses, the capitalization-weighted total rate of return of that portion of the U.S. market for publicly traded common stocks composed of the larger capitalized companies. The Fund invests all of its assets in a separate mutual fund, called the S&P 500 Index Master Portfolio (Master Portfolio), a series of Master Investment Portfolio, that has a substantially similar investment objective. The Master Portfolio holds each of the stocks that make up the S&P 500 COMPOSITE STOCK PRICE INDEX* (S&P 500 INDEX), which is a widely used measure of large U.S.-company stock performance. It consists of the common stocks of 500 major corporations selected according to (1) their size, (2) the frequency and ease by which their


*Standard and Poor's Ratings Group (S&P) does not sponsor, endorse, sell, or promote the Fund or the Master Portfolio, nor is it affiliated in any way with Barclays Global Fund Advisors, the Master Portfolio's investment advisor, the Fund, or the Master Portfolio. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," and "Standard & Poor's 500(R)" are trademarks of McGraw-Hill, Inc. and have been licensed for use by Strong Equity Funds, Inc. on behalf of the Fund and the Master Portfolio. S&P makes no representation or warranty, expressed or implied, regarding the advisability of investing in the Fund or the Master Portfolio.

YOUR INVESTMENT

stocks trade, and (3) the range and diversity of the American economy. For simplicity's sake, all discussion of the Fund's investment objectives, strategies, and risks refers also to the Master Portfolio's objectives, strategies, and risks, unless otherwise indicated.

The STRONG OPPORTUNITY FUND seeks capital growth.

WHAT ARE THE FUNDS' PRINCIPAL
INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

The BALANCED FUND invests, under normal conditions, between 30% and 70% of its net assets in stocks and between 30% and 70% of its net assets in bonds. The Fund's equity manager focuses primarily on the stocks of large-capitalization, dividend-paying U.S. companies that offer the potential for capital growth, and attempts to strike a balance between an investment's growth and income prospects and its potential risks. The Fund's bond portfolio consists primarily of investment-grade bonds of intermediate duration, including U.S. Government and agency, corporate, and mortgage-backed securities. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity) and may utilize an active trading approach. The managers may sell a holding when they believe it no longer offers an attractive balance between risk and return.



The GROWTH AND INCOME FUND, under normal conditions, focuses primarily on the equity securities of large-capitalization, dividend-paying U.S. companies that offer the potential for capital growth. The manager's investment philosophy is that the stocks of companies with strong relative earnings growth will perform well over time. To choose investments, the manager focuses on those companies that are improving their returns on invested capital. The manager also utilizes fundamental analysis such as management interviews and financial statement analysis. In addition, screening techniques are used to identify undervalued securities, improving

                                                                YOUR INVESTMENT


returns, and earnings growth. The Fund may utilize an active trading approach. The manager may sell a holding when it no longer fits the selection criteria or when its price becomes excessive.



The INDEX 500 FUND invests all of its assets in the Master Portfolio. The Master Portfolio and the Fund pursue their objectives by investing in all of the securities that make up the S&P 500 Index and investing in these securities in proportions that match the weightings of the S&P 500 Index. Under normal conditions, the Master Portfolio invests at least 90% of its net assets in the same stocks and in substantially the same percentages as the S&P 500 Index. The Master Portfolio seeks to come within 95% of S&P 500 Index's total return, before fees and expenses, in falling as well as rising markets. It does not seek to "beat" the market it tracks. The Master Portfolio used by the Fund may use derivative securities to attempt to manage its short-term liquidity and/or as substitutes for comparable market positions in the securities in the S&P 500 Index.



The OPPORTUNITY FUND invests, under normal conditions, primarily in equity securities of medium-capitalization companies that the Fund's managers believe are underpriced, yet have attractive growth prospects. The managers base the analysis on a company's "private market value" -- the price an investor would be willing to pay for the entire company given its management, financial health, and growth potential. The managers determine a company's private market value based on a fundamental analysis of a company's cash flows, asset valuations, competitive situation, and franchise value. The managers may sell a stock when its price no longer compares favorably with the company's private market value.



The managers of each Fund, except the Index 500 Fund, may invest up to 100% of the Fund's assets in cash or cash-type securities (including high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Fund's managers determine that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive

YOUR INVESTMENT

position may result in the Fund earning a lower return than it would have otherwise achieved if the managers had not adopted a temporary defensive position. In this case, the Fund may not achieve its investment objective.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?
--------------------------------------------------------------------------------
Unless otherwise noted, the risks pertaining to the Index 500 Fund are the risks of investing in the Master Portfolio.

STOCK RISKS: The major risks of each Fund are those of investing in the stock market. This means the Funds may experience sudden, unpredictable declines in value, as well as periods of poor performance. Because stock values go up and down, the value of your Fund's shares may go up and down. Therefore, when you sell your investment, you may receive more or less money than you originally invested.

ACTIVE MANAGEMENT RISK: The Balanced Fund, Growth and Income Fund, and Opportunity Fund are actively managed. There is no guarantee that the investment techniques and risk analyses used by the managers will produce the desired results.

ACTIVE TRADING RISK: The Balanced Fund's and Growth and Income Fund's use of an active trading approach may increase the Fund's costs and reduce the Fund's performance.

BOND RISKS: The Balanced Fund maintains a substantial position in bonds. To the extent it does, the Fund is exposed to the risks of bond investing. A bond's market value is affected significantly by changes in interest rates. Generally, when interest rates rise, the bond's market value declines, and when interest rates decline, its market value rises (interest-rate risk). Generally, the longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield (maturity risk). A bond's value can also be affected by changes in the bond's credit-quality rating or its issuer's financial condition (credit-quality risk). Because bond values

                                                                YOUR INVESTMENT

fluctuate, the Fund's share price fluctuates. So, when you sell your investment, you may receive more or less money than you originally invested.


DERIVATIVES RISK: The Balanced Fund and the Index 500 Fund use derivatives (including futures and options) for hedging and other nonspeculative purposes, but such uses still expose the Fund to certain risks. When derivatives are used by the Fund to hedge its exposure on a different security or asset, there is the risk to the Fund that movement in the value of the derivative and the hedged security or asset are not perfectly matched at all times (correlation risk). When investing in futures, the Fund is also exposed to the risk that the future value of the underlying asset (e.g., security or commodity) may be higher or lower than the agreed sale or purchase price, respectively, by the Fund (margin risk). When the Fund writes put and call options, the Fund is also exposed to the risk of future declines (in the case of a written put option) or future increases (in the case of a written call option) in the value of the underlying asset which the Fund has agreed to purchase or sell, respectively (cover risk). When purchasing options, the Fund is exposed to the potential loss of the option purchase price (premium risk). To the extent required by law, the Fund will cover the financial risk created by using derivatives (including writing put and call options) either by holding the underlying assets, purchasing or selling offsetting positions, or designating liquid assets to cover such financial exposure. Derivatives (especially derivatives created in the "over-the-counter" market) are generally illiquid (liquidity risk), and the market for derivatives is largely unregulated. The Fund's use of derivatives may not always be a successful strategy, and using them could lower the Fund's return. For more information on derivatives, consult the Funds' statement of additional information



FOREIGN SECURITIES -- For the Index 500 Fund, investing in the securities of issuers in any foreign country, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on

YOUR INVESTMENT


foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. investments in foreign countries. Additionally, amounts realized on foreign securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with investments in foreign securities may include higher custodial fees than apply to domestic custodial arrangements. The Master Portfolio's performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.



GROWTH- AND VALUE-STYLE INVESTING RISKS: Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. The Balanced Fund, Growth and Income Fund, and Opportunity Fund invest in both growth- and value-style stocks. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. The Funds' performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style. In addition, value stocks may not increase in price or pay dividends as anticipated by the Funds' managers or may decline even further if (1) other investors fail to recognize the company's value, (2) other investors favor investing in faster-growing companies, or (3) the factors that the managers believe will increase the price do not occur.

                                                                YOUR INVESTMENT


INDEXING RISK: The Index 500 Fund attempts to match the performance of the S&P 500 Index through its investment in the Master Portfolio, but there is no guarantee that it will be able to do so. The degree to which the Master Portfolio (in which the Fund invests all of its assets) fails to track the performance of the S&P 500 Index is referred to as "tracking error," which is expected to be less than 5% over time. The Fund may not match the performance of the S&P 500 Index due to several factors, including the costs of the Master Portfolio related to the buying and selling of stocks, and the timing of cash flows into and out of the Fund and the Master Portfolio. Additionally, because of the possibility of significant redemptions, the economies of scale expected from a master fund/feeder fund relationship may not be achieved.

MEDIUM COMPANIES RISKS: For the Opportunity Fund, medium-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more-established companies. As a result, the companies' performance can be more volatile, and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio. Generally, the smaller the company size, the greater these risks.



NOT INSURED RISK: An investment in a Fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


SECTOR RISK: To the extent that the Balanced Fund invests in a particular sector, it is subject to the risks of that sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years. In addition, the sectors that dominate the market will change over time. For more information on sector risk, consult the Fund's statement of additional information.


The Funds are appropriate for investors who are comfortable with the risks described here and whose financial goals are five or more years in the future. The Funds are not appropriate for investors concerned primarily with principal stability. It is possible to lose money by investing in the Funds.

YOUR INVESTMENT


FUND STRUCTURE
Each Fund has adopted a multiple class plan and may offer one or more classes of shares. Only the Investor Class shares are offered in this prospectus. The principal differences among the classes are each class' sales charges, if any, and annual expenses. Each class may also pay different administrative and transfer agency fees and expenses.

FUND PERFORMANCE

The following return information illustrates how the performance of the Funds' Investor Class shares can vary, which is one indication of the risks of investing in the Funds. The information also provides some indication of the risks of investing in the Funds by showing how each Fund's average annual returns, which reflect Fund expenses, compare with returns of a broad measure of market performance and an index of funds with similar investment objectives, which are unmanaged, have no expenses, and are unavailable for investment. Please keep in mind that the past performance of each Fund, before and after taxes, does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

                                                                YOUR INVESTMENT


                                    [CHART]

CALENDAR YEAR TOTAL RETURNS

               Balanced Fund            Opportunity Fund
              ---------------          ------------------
1994               -1.51%                    3.18%
1995               21.96%                   27.27%
1996               10.45%                   18.14%
1997               16.67%                   23.45%
1998               21.35%                   15.49%
1999               15.50%                   33.39%
2000               -6.36%                    8.57%
2001              -11.03%                   -4.80%
2002              -12.65%                  -26.95%
2003               17.36%                   37.46%

BEST AND WORST QUARTERLY PERFORMANCE

(During the periods shown above)

Fund name          Best quarter return     Worst quarter return
-----------------------------------------------------------------
Balanced Fund      15.93% (4th Q 1998)      -9.36% (3rd Q 2001)
Opportunity Fund   21.41% (2nd Q 2003)     -20.53% (3rd Q 2002)

YOUR INVESTMENT

                                    [CHART]

                          CALENDAR YEAR TOTAL RETURNS

                Growth and
                Income Fund              Index 500 Fund
              ---------------          ------------------
1996               31.91%
1997               30.38%
1998               32.95%                   28.11%
1999               32.23%                   20.37%
2000              -10.25%                   -9.54%
2001              -20.06%                  -12.31%
2002              -21.83%                  -22.47%
2003               24.44%                   28.17%

BEST AND WORST QUARTERLY PERFORMANCE

(During the periods shown above)

Fund name                   Best quarter return      Worst quarter return
-------------------------------------------------------------------------
Growth and Income Fund      23.35% (4th Q 1998)      -17.78% (1st Q 2001)
Index 500 Fund              21.24% (4th Q 1998)      -17.34% (3rd Q 2002)

                                                                YOUR INVESTMENT

                         AVERAGE ANNUAL TOTAL RETURNS

                                As of 12-31-03


                                                                   Since Fund
Fund/Index                            1-Year    5-Year    10-Year Inception/(1)/
--------------------------------------------------------------------------------
BALANCED
 Return Before Taxes                  17.36%  -0.27%       6.36%     10.89%
 Return After Taxes on Distributions  17.09%  -1.57%       3.98%      7.96%
 Return After Taxes on Distributions
 and Sale of Fund Shares              11.49%  -0.85%       4.06%      7.87%
S&P 500 Index (reflects no
deduction for fees, expenses,
or taxes)/(2)/                        28.67%  -0.57%      11.06%     13.77%
Lipper Flexible Portfolio Funds
Average (reflects no deduction
for fees, expenses, or taxes)/(3)/    20.82%   2.57%       8.04%     11.29%
GROWTH AND INCOME
 Return Before Taxes                  24.44%  -1.59%        --        9.78%
 Return After Taxes on Distributions  24.39%  -1.66%        --        9.45%
 Return After Taxes on Distributions
 and Sale of Fund Shares              15.93% -1.35% /(4)/   --        8.44%
S&P 500 Index (reflects no
deduction for fees, expenses,
or taxes)/(2)/                        28.67%  -0.57%        --        9.38%
Lipper Large-Cap Core Funds Index
(reflects no deduction for fees,
expenses, or taxes)/(3)/              24.80%  -1.08%        --        8.08%
INDEX 500
 Return Before Taxes                  28.17%  -1.05%        --        6.17%
 Return After Taxes on Distributions  27.70%  -1.62%        --        5.60%
 Return After Taxes on Distributions
 and Sale of Fund Shares              18.38%  -1.11%        --        5.11%
S&P 500 Index (reflects no
deduction for fees, expenses,
or taxes)/(2)/                        28.67%  -0.57%        --        6.66%
Lipper S&P 500 Funds Index
(reflects no deduction for fees,
expenses or taxes)/(3)/               28.25%  -0.88%        --        6.36%

--------------------------------------------------------------------------------

                                                       (continued on next page)

YOUR INVESTMENT

                                As of 12-31-03


                                                                Since Fund
   Fund/Index                            1-Year 5-Year 10-Year Inception/(1)/
   --------------------------------------------------------------------------
   OPPORTUNITY
    Return Before Taxes                  37.46% 6.72%  11.84%     15.09%
    Return After Taxes on Distributions  37.46% 5.17%   9.44%     13.01%
    Return After Taxes on Distributions
    and Sale of Fund Shares              24.35% 5.15%   9.16%     12.61%
   Russell MidCap(R) Index (reflects no
   deduction for fees, expenses,
   or taxes)/(5)/                        40.06% 7.23%  12.18%     13.27%
   Lipper Multi-Cap Core Funds Index
   (reflects no deduction for fees,
   expenses, or taxes)/(3)/              31.31% 1.37%   9.73%     11.16%

--------------------------------------------------------------------------------

/(1)/The Balanced Fund, the Growth and Income Fund, the Index 500 Fund, and the Opportunity Fund commenced operations on December 30, 1981, December 29, 1995, May 1, 1997, and December 31, 1985, respectively.

/(2)/The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation.


/(3)/The Lipper Flexible Portfolio Funds Index, the Lipper Large-Cap Core Funds Index, the Lipper Multi-Cap Core Funds Index, and the Lipper S&P 500 Funds Index are averages of the 30 largest funds in their respective Lipper category.


/(4)/Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

/(5)/The Russell MidCap(R) Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. After-tax returns are not relevant to investments through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                YOUR INVESTMENT


WHAT ARE THE FUNDS' FEES AND EXPENSES?
--------------------------------------------------------------------------------
This section describes the fees and expenses that you may pay if you buy and hold shares of the Funds.


The costs of operating the Funds are deducted from Fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they do not appear on your account statement but instead reduce the total return you receive from your Fund investment.



The following Annual Fund Operating Expenses table and Example table are based on actual expenses incurred during each Fund's fiscal period ended December 31, 2003. Please keep in mind that as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal period may be significantly different than those shown.


SHAREHOLDER FEES
(fees paid directly from your investment)

The Investor Class shares of each Fund are 100% no-load, so you pay no up-front sales load to buy or sell shares. However, shares of the Index 500 Fund held for 180 calendar days or less after purchase are subject to a redemption fee of 0.50%, based on the redeemed share's market value. Redemption fees are paid directly to the Fund.


ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS)

(expenses that are deducted from Fund assets)



                                                              Net Annual
                                    Total         Contractual Operating Expenses
            Manage-                 Annual        Waivers     (after contractual
            ment        Other       Operating     and/or      waivers and/or
Fund        Fees        Expenses    Expenses/(2)/ Absorptions absorptions)/(2)/
--------------------------------------------------------------------------------
Balanced     0.55%/(1)/  0.76%         1.31%          --            1.31%
Growth and
  Income     0.55%       0.85%         1.40%          --            1.40%
Index 500    0.05%/(3)/  0.78%/(4)/    0.83%         0.38%          0.45%/(5)/
Opportunity  0.75%/(1)/  0.67%         1.42%          --            1.42%


                                                       (footnotes on next page)

YOUR INVESTMENT


/(1)/The Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels.

/(2)/The Balanced Fund, Growth and Income Fund, and Opportunity Fund participated in a program under which they received a credit for part of the brokerage commission paid in transactions with participating brokers. This credit was applied to the Funds' Other Expenses that were not attributable to Strong or its affiliates. Total Annual Operating Expenses do not reflect these credits or any other expense reimbursements or fee waiver arrangements for the Balanced Fund, Growth and Income Fund, Index 500 Fund, and Opportunity Fund. After giving effect to these credits, expense reimbursements, and fee waiver arrangements, Total Annual Operating Expenses as of December 31, 2003, were 1.26% for the Balanced Fund, 1.38% for the Growth and Income Fund, 0.45% for the Index 500 Fund, and 1.40% for the Opportunity Fund. Voluntary expense reimbursements and fee waiver arrangements may be modified or terminated at any time.

/(3)/Barclays Global Fund Advisors is entitled to receive a monthly fee for its advisory services on behalf of the Master Portfolio.
/(4)/Other Expenses include shareholder servicing fees.

/(5)/We have contractually agreed to waive fees and/or absorb expenses for the Index 500 Fund until May 1, 2005, to keep Total Annual Operating Expenses at no more than 0.45%.


EXAMPLE: This example is intended to help you compare the cost of investing in each Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each Fund, reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


               Fund              1 Year 3 Years 5 Years 10 Years
               -------------------------------------------------
               Balanced           $133   $415    $718    $1,579
               Growth and Income  $143   $443    $766    $1,680
               Index 500          $ 46   $227    $423    $  990
               Opportunity        $145   $449    $776    $1,702

                                                                YOUR INVESTMENT


WHO ARE THE FUNDS' INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?
--------------------------------------------------------------------------------

Strong Capital Management, Inc. (Strong) is the investment advisor for each Fund, except the Index 500 Fund. Strong provides investment management services for mutual funds and other investment portfolios representing assets of over $36 billion as of February 29, 2004. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, some of which are available through variable insurance products. Strong's mailing address is P.O. Box 2936, Milwaukee, WI 53201.



Strong is currently considering a number of strategic alternatives, including the sale of Strong. Strong has hired Goldman, Sachs & Co. to assist Strong in exploring this option.


As compensation for its advisory services, each Fund, except the Index 500 Fund, pays Strong a management fee at the annual rate specified below of the average daily net asset value of that Fund.


           Fund                            For All Assets
           ---------------------------------------------------------
           Growth and Income                   0.55%
           ---------------------------------------------------------
                             For the First For Assets
                             $35 Million   Above
                             Assets        $35 Million
           ---------------------------------------------------------
           Balanced              0.60%     0.55%
           ---------------------------------------------------------
                             For Assets    For the Next   For Assets
                             Under         $2 Billion     $6 Billion
                             $4 Billion    Assets         and Above
           ---------------------------------------------------------
           Opportunity           0.75%         0.725%       0.70%


The Index 500 Fund does not have its own investment advisor. Instead, the Fund invests all of its assets in the Master Portfolio for which Barclays Global Fund Advisors (BGFA) serves as investment advisor. BGFA provides investment guidance and policy direction in connection with the daily portfolio management of the Master Portfolio. BGFA makes no attempt to apply economic, financial, or market analysis when managing the Master Portfolio. BGFA selects

YOUR INVESTMENT


securities because they will help the Master Portfolio achieve returns corresponding to index returns. Including a security among a Master Portfolio's holdings implies no opinion as to its attractiveness as an investment. BGFA is located at 45 Fremont Street, San Francisco, CA 94105. It is a wholly owned subsidiary of Barclays Global Investors, N.A., which in turn is an indirect subsidiary of Barclays Bank PLC. As of February 29, 2004, Barclays Global Investors and its affiliates, including BGFA, provided investment advisory services for assets over $1 trillion. Barclays Global Investors, BGFA, Barclays Bank, and their affiliates deal, trade, and invest for their own accounts in the types of securities in which the Master Portfolio may also invest.


The following individuals are the Funds' Portfolio Managers.


BRADLEY D. DOYLE, CFA manages the bond portion of the Balanced Fund. Mr. Doyle joined Strong in June 1993 and has earned the right to use the Chartered Financial Analyst(R) designation and is a Certified Public Accountant. Mr. Doyle has managed the Balanced Fund since July 2002. From December 1997 to present, Mr. Doyle has been and continues to be a corporate bond trader. Mr. Doyle received his bachelor's degree in accounting from the University of North Dakota in 1993.



RIMAS M. MILAITIS manages the equity portion of the Balanced Fund and manages the Growth and Income Fund. He joined Strong as a Portfolio Manager in December 1995. He has managed the Growth and Income Fund since its inception in December 1995 and has co-managed the Balanced Fund since May 1997. Mr. Milaitis received his bachelor's degree in economics from Illinois State University in 1984 and his master's of business administration degree in finance from DePaul University in 1991.



ANN M. MILETTI co-manages the Opportunity Fund. Ms. Miletti joined Strong in April 1991 and has co-managed the Fund since October 2001. From August 1998 to September 2001, Ms. Miletti was an associate manager of equity accounts. Ms. Miletti received her bachelor's degree in education from the University of Wisconsin in 1989.

                                                                YOUR INVESTMENT



RICHARD T. WEISS co-manages the Opportunity Fund. Mr. Weiss joined Strong as a Portfolio Manager in March 1991 and has managed or co-managed the Opportunity Fund since March 1991. Mr. Weiss received his bachelor's degree in business administration from the University of Southern California in 1973 and his master's of business administration degree in business from Harvard Graduate School of Business Administration in 1975. In addition, Mr. Weiss is a member of Strong's Executive Committee and Vice Chairman of Strong Financial Corporation.


With respect to the Index 500 Fund, unlike many traditional active investment Funds, there is no single portfolio manager who makes investment decisions for the Master Portfolio. Instead, the Master Portfolio tracks the S&P 500 Index. The process reflects BGFA's commitment to an objective and consistent investment management structure.

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

LEGAL AND REGULATORY MATTERS
--------------------------------------------------------------------------------

The United States Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Wisconsin Attorney General ("WAG"), and the Wisconsin Department of Financial Institutions ("WDFI") are investigating active trading of the Strong Funds by employees of Strong Capital Management, Inc. ("Strong"), including Richard S. Strong, former employee and Chairman of Strong. The Independent Directors of the Strong Funds are also investigating these matters with the assistance of counsel and an independent consulting firm. The Independent Directors intend to obtain appropriate redress if they determine that the Strong Funds were harmed. In addition, Strong has received one or more subpoenas from the West Virginia Attorney General ("WVAG") and other regulatory agencies requesting

YOUR INVESTMENT


documents, if any, related to market timing and late trading practices. Effective November 2, 2003, the Independent Directors accepted Mr. Strong's resignation as Chairman of the Strong Funds' Boards. Effective December 2, 2003, Mr. Strong resigned as Director of the Funds' Boards, as Chairman, Chief Investment Officer, and Director of Strong, and as Chairman and Director of Strong Financial Corporation, and its affiliates.



Strong is aware of a complaint filed and simultaneously settled on September 3, 2003 (the "Complaint"), by NYAG on behalf of the State of New York, against Canary Capital Partners, LLC, et al. (collectively, "Canary"), which alleges that Canary engaged in certain improper trading practices characterized as "late-day trading" and "market timing" with various mutual funds. Strong and certain Strong Funds are referenced, although not named as parties in the Complaint, with respect to the market timing allegations. On September 5, 2003, the SEC began an inquiry based on matters related to, and set forth in, the Complaint. On September 24, 2003, the WDFI asked that certain information and documents be provided related to the matters referenced in the Complaint. Strong is currently cooperating with the NYAG, the SEC, the WAG, the WDFI, the WVAG, and other regulatory agencies with respect to their separate inquiries into these matters. On September 26, 2003, Strong announced its commitment to make appropriate reimbursement if it is determined that the transactions set forth in the Complaint adversely affected investors in the Strong Funds referenced in the Complaint. On October 30, 2003, Mr. Strong announced that he has committed to personally compensate the Strong Funds for any financial losses they may have experienced as a result of his transactions.



As of the date of this prospectus, Strong is aware of multiple class and derivative actions ("Actions") filed since September 4, 2003, with respect to the factual matters referenced in the Complaint and the subject matter of the regulatory investigations naming, among others, Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their officers and directors as defendants. These Actions have been filed in the

                                                                YOUR INVESTMENT


following federal and state courts: U.S. District Court for the Southern District of New York; U.S. District Court, District of New Jersey; U.S. District Court, Eastern District of Wisconsin, Milwaukee Division; U.S. District Court, Western District of Wisconsin; Superior Court of New Jersey Law Division of Hudson; State of Wisconsin Circuit Court, Milwaukee County; State of Wisconsin Circuit Court, Waukesha County; Supreme Court of the State of New York; Superior Court of the State of California, County of Los Angeles; and U.S. District Court, District of Connecticut. On February 20, 2004, the United States Judicial Panel for Multi District Litigation ("MDL") ordered the transfer of those cases involving late trading or market timing in several mutual funds to the District of Maryland so they could be coordinated and possibly consolidated with other cases involving the same fund family. Several Actions naming Strong or one or more of its affiliates as a defendant were subject to this order, and it is expected that the MDL will soon order all or most of the other federal court Actions involving Strong to be transferred to the District of Maryland as "tag-along actions." The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds' prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs' attorneys' fees and experts' fees, and/or replacement of the Board of Directors of the Strong Funds. Additional lawsuits may be filed in the same or other venues presenting allegations and demands for relief. Strong expects that any such lawsuits would contain allegations including the matters discussed in this prospectus and that the demands for relief would not materially differ from those described above.

YOUR INVESTMENT


AFFILIATED ADVISORY PROGRAMS
--------------------------------------------------------------------------------

Strong, on behalf of participants in programs managed by Strong, may invest a portion of the program's assets in any one Strong Fund that could represent a significant portion of the Fund's assets. In such instance, Strong's decision to make changes to or rebalance the program's allocations may substantially impact the Fund's performance.


INITIAL PUBLIC OFFERINGS
--------------------------------------------------------------------------------
Each Fund, except the Index 500 Fund, may participate in the initial public offering (IPO) market. However, a Fund's access to profitable IPOs may be limited. Investing in IPOs is risky and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more-established companies. In addition, a Fund may sell its IPO investments soon after buying them, which may result in higher trading costs and adverse tax consequences. When a Fund is small, profitable IPOs may greatly increase the Fund's total returns, but the Fund is not likely to achieve the same level of performance when it grows larger.

PERCENTAGE RESTRICTIONS
--------------------------------------------------------------------------------
The Funds' prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Funds may invest (Percentage Restrictions). Percentage Restrictions apply at the time a Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

                                                                YOUR INVESTMENT



The Index 500 Fund has adopted a non-fundamental policy to provide 60 days' advance notice to shareholders if it changes its strategy of investing, under normal conditions, at least 80% of its net assets in a particular type of investment, industry, country, or geographic region suggested by its name.


MASTER/FEEDER MUTUAL FUND STRUCTURE
--------------------------------------------------------------------------------
The Index 500 Fund does not have its own investment advisor. Instead, the Fund invests all of its assets in a separate mutual fund called the S&P 500 Index Master Portfolio, a series of Master Investment Portfolio, that has a substantially similar investment objective as the Fund. BGFA serves as investment advisor for the Master Portfolio. The Master Portfolio may accept investments from other feeder funds.

MASTER PORTFOLIO ADDITIONAL INVESTMENT INFORMATION
The Index 500 Fund seeks to achieve its investment objective by investing all of its assets in the Master Portfolio. BGFA makes no attempt to apply economic, financial, or market analysis when managing the portfolio. It selects securities because they will help the Master Portfolio achieve returns corresponding to index returns. Including a security among the Master Portfolio's holdings implies no opinion as to its attractiveness as an investment.

INVESTING IN INDEXES
Investors look to indexes as the standard of performance, but they cannot own them. Indexes are model portfolios, groups of stocks or bonds selected to represent not actual securities but an entire market. One way an index fund can seek to match an index's performance, before fees and expenses, is through buying all the index's securities in the same proportion as they are reflected in the index. This is what the Master Portfolio attempts to do with regard to the S&P 500 Index.

INVESTING IN FUTURES AND OPTIONS
The Master Portfolio may invest in index futures contracts and options on futures contracts to remain fully invested while keeping

YOUR INVESTMENT

cash on hand, either in anticipation of shareholder redemptions or because it has not yet invested new shareholder money.

FEEDER FUND EXPENSES
The feeders bear the Master Portfolio's expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder can set its own transaction minimums, fund-specific expenses, and conditions.

FEEDER FUND RIGHTS

Under the master/feeder structure, the Index 500 Fund's Board of Directors retains the right to withdraw the Fund's assets from the Master Portfolio if it believes doing so is in shareholders' best interests. If the Directors withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio, or take other action.


A WORD ABOUT CREDIT QUALITY
--------------------------------------------------------------------------------

CREDIT QUALITY measures the issuer's expected ability to pay interest and principal payments on time for a specific type of investment. Credit quality ratings are of two types: long-term and short-term, and each type of credit rating distinguishes between investment-grade and non-investment-grade credit quality. In this prospectus, we may discuss credit quality by referring to "higher quality," "medium quality," "lower quality," and "in default." Investment-grade securities are those securities we describe as "higher" or "medium quality," and non-investment-grade securities (also called high-yield securities or "junk bonds") are those securities we describe as "lower quality" or "in default." The following chart shows the credit quality breakdown and relates each type to Standard & Poor's (S&P) long-term credit ratings:

                                                                YOUR INVESTMENT



                                                             S&P's
            Credit     S&P's                                 Ratings
            Quality    Definition                            Group
            --------------------------------------------------------
            Higher     Extremely strong capacity to meet     AAA
                       financial commitment
                       Very strong capacity to meet          AA
                       financial commitment
                       Strong capacity to meet               A
                       financial commitment
            Medium     Adverse conditions or changing        BBB
                       circumstances are more likely to lead
                       to a weakened capacity to meet
                       financial commitment
            Lower      Uncertainties or adverse conditions   BB
                       could lead to an inadequate capacity
                       to meet financial commitment
                       Adverse conditions will likely impair B
                       capacity or willingness to meet
                       financial commitment
                       Adverse conditions will likely        CCC
                       cause no capacity to meet
                       financial commitment
                       Currently highly vulnerable           CC or C
                       to nonpayment
            In default Probably in default                   D

--------------------------------------------------------------------------------


Note: S&P is only one example of a nationally recognized statistical rating organization. Other rating organizations use similar long-term ratings definitions.



A security's credit-quality rating is determined at the time of investment through credit research and analysis and, where available, on credit ratings of several nationally recognized statistical rating organizations. These organizations are called NRSROs. When we determine if a security is in a specific credit-

YOUR INVESTMENT


quality rating category, the highest rating assigned to a security by any NRSRO may be used. If a security is not rated by a NRSRO, Strong's internal credit research and analysis is used to rate the security. Investments in lower-quality securities (especially non-rated securities) will be more dependent on Strong's internal credit analysis than would be higher- and medium-quality securities.



Some Funds may invest in lower-quality securities and a higher- or medium-quality security may be downgraded after the Fund's investment. Lower-quality securities involve greater risks, including the possibility of default or bankruptcy by the issuer, obligor, or guarantor. Also, lower-quality securities are less liquid, meaning that they may be harder to sell than comparable securities of higher quality because the demand for them may be lower and there may be fewer potential buyers, and they have a higher risk of becoming illiquid. This lack of liquidity may lower the value of these securities, the Fund's net assets, and your investment.


COMPARING THE FUNDS
--------------------------------------------------------------------------------
The following will help you to distinguish among the Funds and determine their suitability for your investment needs:


                   Equity     Bond      Foreign
        Fund       Range      Range     Range    Focus
        ---------------------------------------------------------------
        Balanced   30 to 70%  30 to 70% 0 to 25% Allocated between
                                                 large-capitalization
                                                 equity securities and
                                                 investment-grade bonds
        Growth and 65 to 100% 0 to 35%  0 to 25% Large-capitalization,
        Income                                   dividend-paying,
                                                 growth and value
                                                 equity securities

--------------------------------------------------------------------------------

                                                                YOUR INVESTMENT


                 Equity          Bond     Foreign
     Fund        Range           Range    Range    Focus
     ---------------------------------------------------------------------
     Index 500   90 to 100%/(1)/    --       --    Stocks that make up the
                                                   S&P 500 Index
     Opportunity 70 to 100%      0 to 30% 0 to 25% Medium-capitalization,
                                                   growth and value
                                                   equity securities

------------------------------------------------------

/(1)/The Master Portfolio may invest up to 10% of its assets in high-quality money market instruments.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This information describes the performance of the Investor Class shares of each Fund for the periods shown. Certain information reflects financial results for a single Investor Class share outstanding for the entire period. "Total Return" shows how much an investment in the Investor Class shares of each Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The figures for each Fund, except the Index 500 Fund, have been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request. The figures for the Index 500 Fund from May 1, 1997, through the fiscal year ended December 31, 2000, were audited by other auditors. For the fiscal years ended December 31, 2001, December 31, 2002, and December 31, 2003, the figures for the Index 500 Fund were audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

YOUR INVESTMENT


STRONG BALANCED FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                               Dec. 31, Dec. 31, Dec. 31, Dec. 31,  Oct. 31, Oct. 31,
SELECTED PER-SHARE DATA/(A)/     2003     2002     2001   2000/(b)/   2000     1999
-------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                      $16.06   $18.84   $21.83   $24.77    $24.92   $21.14
Income From Investment
 Operations:
  Net Investment Income
   (Loss)                         0.19     0.40     0.58     0.12      0.82     0.71
  Net Realized and Unrealized
   Gains (Losses) on
   Investments                    2.58    (2.77)   (2.99)   (1.53)     0.61     3.75
-------------------------------------------------------------------------------------
  Total From Investment
   Operations                     2.77    (2.37)   (2.41)   (1.41)     1.43     4.46
Less Distributions:
  From Net Investment
   Income                        (0.21)   (0.41)   (0.58)   (0.20)    (0.83)   (0.68)
  From Net Realized Gains           --       --       --    (1.33)    (0.75)      --
-------------------------------------------------------------------------------------
  Total Distributions            (0.21)   (0.41)   (0.58)   (1.53)    (1.58)   (0.68)
-------------------------------------------------------------------------------------
Net Asset Value, End of Period  $18.62   $16.06   $18.84   $21.83    $24.77   $24.92
====================================================================================

RATIOS AND
SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------
Total Return                    +17.4%   -12.7%   -11.0%    -5.6%     +5.7%   +21.3%
Net Assets, End of Period
 (In Millions)                    $209     $218     $300     $347      $372     $344
Ratio of Expenses to
 Average Net Assets
 Before Expense Offsets           1.3%     1.3%     1.2%     1.1%*     1.1%     1.1%
Ratio of Expenses to
 Average Net Assets               1.3%     1.3%     1.2%     1.1%*     1.1%     1.1%
Ratio of Net Investment
 Income (Loss) to Average
 Net Assets                       1.1%     2.3%     2.9%     3.3%*     3.2%     3.0%
Portfolio Turnover Rate         204.7%   225.5%   234.1%    45.1%    150.9%    64.7%

  *Calculated on an annualized basis.
(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)In 2000, the Fund changed its fiscal year-end from October to December.

                                                                YOUR INVESTMENT


STRONG GROWTH AND INCOME FUND -- INVESTOR CLASS
------------------------------------------------------

                                Dec. 31,      Dec. 31,    Dec. 31,   Dec. 31,     Oct. 31,   Oct. 31,
SELECTED PER-SHARE DATA/(A)/      2003          2002        2001     2000/(b)/      2000       1999
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                      $15.85       $20.28        $25.37   $28.34         $25.26   $18.73
Income From Investment
 Operations:
  Net Investment Income
   (Loss)                         0.04/(c)/    0.02         (0.02)   (0.00)/(d)/    (0.09)   (0.03)
  Net Realized and Unrealized
   Gains (Losses) on
   Investments                    3.83        (4.45)        (5.07)   (2.65)          3.19     6.56
--------------------------------------------------------------------------------------------------------
  Total From Investment
   Operations                     3.87        (4.43)        (5.09)   (2.65)          3.10     6.53
Less Distributions:
  From Net Investment
   Income                        (0.04)       (0.00)/(d)/      --       --             --    (0.00)/(d)/
  From Net Realized Gains           --           --            --    (0.32)         (0.02)      --
--------------------------------------------------------------------------------------------------------
  Total Distributions            (0.04)       (0.00)/(d)/      --    (0.32)         (0.02)   (0.00)/(d)/
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period  $19.68       $15.85        $20.28   $25.37         $28.34   $25.26
========================================================================================================

RATIOS AND
SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Total Return                    +24.4%       -21.8%        -20.1%    -9.3%         +12.3%   +34.9%
Net Assets, End of Period
 (In Millions)                    $633         $582          $886   $1,109         $1,228     $861
Ratio of Expenses to
 Average Net Assets
 Before Expense Offsets           1.4%         1.4%          1.3%     1.1%*          1.1%     1.1%
Ratio of Expenses to
 Average Net Assets               1.4%         1.4%          1.3%     1.1%*          1.1%     1.1%
Ratio of Net Investment
 Income (Loss) to Average
 Net Assets                       0.2%         0.1%         (0.1%)   (0.0%)/(c)/*   (0.4%)   (0.1%)
Portfolio Turnover Rate/(e)/    199.4%       187.8%        171.9%    23.3%         122.0%    52.3%



  *Calculated on an annualized basis.
(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)In 2000, the Fund changed its fiscal year-end from October to December.


(c)Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.


(d)Amount calculated is less than $0.005 or 0.05%.

(e)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

YOUR INVESTMENT

STRONG INDEX 500 FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                Dec. 31,    Dec. 31, Dec. 31, Dec. 31, Dec. 31,    Feb. 28,
SELECTED PER-SHARE DATA/(A)/      2003        2002     2001     2000   1999/(b)/     1999
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                      $10.36       $13.52   $15.59   $18.07   $15.56    $13.16
Income From Investment
 Operations:
  Net Investment Income           0.18         0.14     0.12     0.13     0.15      0.13
  Net Realized and Unrealized
   Gains (Losses) on
   Investments                    2.74        (3.18)   (2.04)   (1.86)    2.89      2.39
----------------------------------------------------------------------------------------------
  Total From Investment
   Operations                     2.92        (3.04)   (1.92)   (1.73)    3.04      2.52
Less Distributions:
  From Net Investment
   Income                        (0.16)       (0.12)   (0.06)   (0.13)   (0.15)    (0.12)
  From Net Realized Gains           --           --    (0.09)   (0.62)   (0.38)    (0.00)/(c)/
----------------------------------------------------------------------------------------------
  Total Distributions            (0.16)       (0.12)   (0.15)   (0.75)   (0.53)    (0.12)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Period  $13.12       $10.36   $13.52   $15.59   $18.07    $15.56
=============================================================================================

RATIOS AND
SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------
Total Return                    +28.2%       -22.5%   -12.3%    -9.5%   +19.5%    +19.2%
Net Assets, End of Period
 (In Millions)                    $186         $153     $187     $180     $186      $139
Ratio of Expenses to
 Average Net Assets
 Before Expense Offsets          0.83%        0.95%    0.87%    0.73%    0.69%*    0.73%
Ratio of Expenses to
 Average Net Assets              0.45%        0.45%    0.45%    0.45%    0.45%*    0.45%
Ratio of Net Investment
 Income to Average
 Net Assets                      1.34%        1.17%    0.90%    0.80%    1.04%*    1.18%
Portfolio Turnover Rate/(d)/        8%/(e)/     12%       9%      10%       7%       11%




  *Calculated on an annualized basis.
(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)In 1999, the Fund changed its fiscal year-end from February to December.

(c)Amount calculated is less than $0.005.


(d)This rate represents the portfolio turnover rate of the S&P 500 Index Master Portfolio.


(e)Portfolio turnover rate excluding in-kind transactions was 4%.

                                                                YOUR INVESTMENT

STRONG OPPORTUNITY FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                          Dec. 31,    Dec. 31, Dec. 31, Dec. 31, Dec. 31,
SELECTED PER-SHARE DATA/(A)/                2003        2002     2001     2000     1999
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                               $28.70        $39.29   $42.35   $44.69   $38.62
Income From Investment
 Operations:
  Net Investment Income (Loss)            (0.14)/(b)/   (0.08)    0.07     0.17     0.08
  Net Realized and Unrealized
   Gains (Losses) on Investments          10.89        (10.51)   (2.11)    3.30    12.42
-----------------------------------------------------------------------------------------
  Total From Investment
   Operations                             10.75        (10.59)   (2.04)    3.47    12.50
Less Distributions:
  From Net Investment Income                 --            --    (0.07)   (0.17)   (0.08)
  From Net Realized Gains                    --            --    (0.95)   (5.64)   (6.35)
-----------------------------------------------------------------------------------------
  Total Distributions                        --            --    (1.02)   (5.81)   (6.43)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period           $39.45        $28.70   $39.29   $42.35   $44.69
=========================================================================================

RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------
Total Return                             +37.5%        -27.0%    -4.8%    +8.6%   +33.4%
Net Assets, End of Period (In Millions)  $2,709        $2,507   $3,664   $3,337   $2,537
Ratio of Expenses to Average
 Net Assets Before Expense Offsets         1.4%          1.4%     1.3%     1.2%     1.2%
Ratio of Expenses to Average
 Net Assets                                1.4%          1.4%     1.3%     1.2%     1.2%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                    (0.4%)        (0.2%)    0.2%     0.5%     0.2%
Portfolio Turnover Rate/(c)/              60.2%         70.9%    87.8%    86.5%    80.8%




(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

(b)Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year.


(c)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

YOUR ACCOUNT

SHARE PRICE
--------------------------------------------------------------------------------
The following two paragraphs apply to each Fund, except the Index 500 Fund.
Your price for buying, selling, or exchanging shares of a specific class of a Fund is the net asset value per share (NAV) for that class of shares. NAV is generally calculated as of the close of trading on the New York Stock Exchange
(NYSE) (usually 3:00 p.m., Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.


NAV is based on the value of the securities in a Fund's portfolio. Generally, market value is determined on the basis of information furnished by a pricing service or broker quotations, as appropriate. The value of debt securities in a Fund's portfolio may be determined by an independent pricing service that utilizes matrix pricing and/or pricing models to derive a price for a normal, institutional-sized trading unit of a security, and for non-rated or thinly traded securities. Matrix pricing and/or pricing models may utilize cash-flow models as well as asset valuations and trading data for comparable securities. The price evaluation made by a pricing service is not a guarantee that an individual security held by a Fund can be sold for that particular price at any particular time.



FAIR VALUE PRICING


If pricing service information or broker quotations are not readily available, the Fund may price those securities using fair value procedures approved by the Board of Directors of the Strong Funds. A Fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures to price the same securities.


--------------------------------------------------------------------------------
We determine the share price or NAV of a class of shares by dividing the Fund's net assets attributable to the class of shares (the value of the Fund's investments, cash, and other assets attributable to the class of shares minus the Fund's liabilities attributable to the class of shares) by the number of shares in the class outstanding.

--------------------------------------------------------------------------------

                                                                   YOUR ACCOUNT


The following two paragraphs apply to the Index 500 Fund only.
Your transaction price for buying, selling, or exchanging shares is the next NAV calculated after we accept your order. We calculate the NAV of the Fund based on the value of the NAV of the Fund's investment in the Master Portfolio. Both are calculated on the same day.

The Master Portfolio calculates each interestholder's proportionate ownership interest in the Master Portfolio's aggregate net assets at the close of regular trading (normally 3 p.m., Central Time) every day the NYSE is open. The calculation calls for deducting all of the Master Portfolio's liabilities from the total value of its assets -- the market value of the securities it holds, plus cash reserves -- and multiplying the result by the respective interestholder's proportionate ownership pro rata interest in the Master Portfolio. Most of the securities in the Master Portfolio, including foreign securities, are valued at their current market prices. If such prices are not readily available, the securities' fair value is estimated in accordance with guidelines approved by the Master Portfolio's Board of Trustees. Debt instruments with remaining maturities of 60 days or less are valued according to the amortized cost method. U.S. Government obligations are valued at the last reported bid price.

The following paragraph applies to each Fund, except the Index 500 Fund. FOREIGN SECURITIES

Some of a Fund's portfolio securities may be listed on foreign exchanges that trade on days when we do not calculate a NAV. As a result, the value of a Fund's investments may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that we calculate a Fund's NAV. Events affecting the values of foreign securities that occur after the time a foreign exchange assigns a price to the foreign securities and before the time when we calculate a Fund's NAV, including movements of the domestic market, generally will be reflected in a Fund's NAV if we, under the supervision of the Board of Directors of the Strong Funds, determine that such events require fair valuation of those foreign securities that may be affected by the event.

YOUR ACCOUNT


MANAGING YOUR ACCOUNT
--------------------------------------------------------------------------------
This section describes the ways you can manage your account in the Fund. Some transactions and requests will require a signature guarantee. See "Additional Information" for examples.

ONLINE

At www.Strong.com, you can access Fund performance and portfolio holding information, portfolio manager commentaries, account options information, account history, balances, and recent dividend information. In addition, you can update your mailing address and add or make changes to an Automatic Investment Plan. Also, you can sign up to receive regulatory documents and other materials, daily transaction reports, and account statements electronically, or you can request that we discontinue electronic delivery. Additional planning tools and market information are also available. You can manage your account online in the following ways:


.. OPEN AN ACCOUNT

 Complete and submit our online application; or current investors may open an account by exchanging shares from another Strong account. There is a maximum initial investment of $25,000 per application for new online accounts funded electronically from your bank account.


.. MAKE ADDITIONAL INVESTMENTS

 With Express Purchase/SM/, you can make additional investments of up to $100,000 each to an existing account directly from your bank account.


.. EXCHANGE SHARES

 For accounts with the Exchange Option, you can exchange shares between Strong accounts with the same registered owners, address, and taxpayer identification number.


.. SELL SHARES

 For accounts with the Redemption Option, you can submit redemption requests for up to $250,000 each. You may have a check mailed to your account's address or have the proceeds either electronically transmitted to a pre-authorized bank account or, for the applicable fee, wired to a pre-authorized bank account.

                                                                   YOUR ACCOUNT


BY MAIL
Please send all mail requests to Strong Funds, P.O. Box 2936, Milwaukee, WI 53201-2936. You can manage your account by mail in the following ways:

.. OPEN AN ACCOUNT
 Send a signed, completed application and a check or money order payable to Strong.

.. MAKE ADDITIONAL INVESTMENTS

 Send an Investment Form and a check or money order payable to Strong.


.. EXCHANGE SHARES

 Send written instructions, including your account number, the dollar amount or number of shares you wish to exchange, the names and signatures of all owners or other authorized persons to exchange shares between Strong accounts with the same registered owners and taxpayer identification number.


.. SELL SHARES

 Send written instructions, including your account number, the dollar amount or number of shares you wish to redeem, the names and signatures of all owners or other authorized persons, and the account mailing address.


BY TELEPHONE
You may call 1-800-368-3863 to speak to a customer service representative. During times of unusual market activity, our customer service representatives may be busy, and you may experience a delay placing a telephone request. During these times, consider calling the Strong Direct(R) automated voice-recognition system at 1-800-368-7550 or using our web site at www.Strong.com. With Strong Direct, you can access current Fund share prices and other Fund information and account information. You can manage your account by telephone in the following ways:

.. OPEN AN ACCOUNT
 For accounts with the Exchange Option, you can exchange shares into a new Strong Fund.

YOUR ACCOUNT


.. MAKE ADDITIONAL INVESTMENTS

 With Express Purchase, you can make additional investments of up to $100,000 each to an existing account directly from your bank account.


.. EXCHANGE SHARES

 For accounts with the Exchange Option, you can exchange shares between Strong accounts with the same registered owners and taxpayer identification number.


.. SELL SHARES
 For accounts with the Redemption Option, you can have a check mailed to your account's address, electronically transmitted to a pre-authorized bank account, or, for the applicable fee, wired to a pre-authorized bank account.

AUTOMATICALLY
You can manage your account through automatic investment options in the following ways:

.. MAKE ADDITIONAL INVESTMENTS

 Automatic Investment Plan (AIP): An AIP allows you to make regular, automatic investments from your bank checking or savings account.


 Payroll Direct Deposit. The Payroll Direct Deposit Plan allows you to send all or a portion of your paycheck, Social Security check, military allotment, or annuity payment to the Fund of your choice.

 Dividends and Capital Gains. Your dividends and capital gains distributions will be automatically reinvested in additional shares, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account. If you elect to receive distributions paid by check, in its discretion, the Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. To change the current option for

                                                                   YOUR ACCOUNT

 payment of dividends and capital gains distributions, please call
 1-800-368-3863.

.. EXCHANGE SHARES
 The Automatic Exchange Plan allows you to make regular, automatic exchanges between Strong accounts.

.. SELL SHARES
 The Systematic Withdrawal Plan allows you to redeem a fixed sum from your account on a regular basis and send it electronically to a bank account or as a check to you or anyone you properly designate.

BY WIRE

Please call a customer service representative for wire instructions. Please note, your purchase order cannot be accepted until your wire payment is received by the Fund's agent. You can manage your account by wire in the following ways:



.. OPEN AN ACCOUNT


 Prior to your investment, a signed, completed application must be on file with the Fund's transfer agent.


.. MAKE ADDITIONAL INVESTMENTS

.. SELL SHARES

 For accounts with the Redemption Option and for the applicable fee, you can call a customer service representative to have the proceeds wired to a pre-authorized bank account.


THROUGH THIRD PARTIES

When you transact through a third party (rather than directly with us), the policies and fees may be different than described in this prospectus. Banks, broker-dealers, 401(k) plans, financial advisors, insurance companies, third-party administrators, and financial supermarkets (collectively, "financial intermediaries") may charge transaction and other fees and may set different investment minimums or limitations on buying or selling shares. The Fund may require financial intermediaries to transact through a registered clearing agency, such as the National Securities Clearing Corporation. Consult your financial intermediary for details. Broker-dealers, including the Funds' distributor and other financial

YOUR ACCOUNT


intermediaries, may sponsor or participate in promotional programs in which investors receive incentives for establishing an account with the financial intermediary and/or for purchasing shares of the Strong Funds. Contact your financial intermediary, or consult the statement of additional information for more information on these programs. We and/or an affiliate, including the distributor, may make payments from our own resources to financial intermediaries for selling or servicing Fund shares. You can manage your account through a third party in the following ways:


.. OPEN AN ACCOUNT

.. MAKE ADDITIONAL INVESTMENTS

.. EXCHANGE SHARES

.. SELL SHARES

IN PERSON
Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our web site or call a customer service representative for hours, directions, and the locations of our other Investor Centers.

INVESTMENT MINIMUMS
--------------------------------------------------------------------------------
When buying shares, you must meet the following investment minimum requirements:

                                  Initial Investment Additional Investment
                                  Minimum            Minimum
      --------------------------------------------------------------------
      Regular accounts            $2,500                     $100
      Coverdell Education Savings $1,000                     $100
      Accounts, traditional IRAs,
      Roth IRAs, SEP IRAs, and
      UGMA/UTMA accounts
      SIMPLE IRAs and 403(b)(7),  the lesser of              $50
      Keogh, Pension Plan, Profit $250 or $25
      Sharing Plan, and           per month
      401(k) Plan accounts*

--------------------------------------------------------------------------------

*If you open an employer-sponsored retirement plan account for which we provide or for which one of our alliance partners provides document or administrative services, there is no initial investment minimum.

                                                                   YOUR ACCOUNT


ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
ACCOUNT OPTIONS AND SERVICES
Some account options and services are added to your account when it is opened, unless you choose otherwise, and some require registration. In addition, some options and services may be subject to additional restrictions or conditions. Visit our web site or call a customer service representative for more information or to request a Shareholder Account Options form.


CUSTOMER IDENTIFICATION REQUIREMENT


We are required to obtain certain personal information from you in order to verify your identity. If you do not provide this information, we may be unable to open an account for you. In certain circumstances, we may rely on a financial intermediary to assist with the verification of your identity. If we are unable to verify your identity, we may, without prior notice to you, reject additional purchases, suspend account options, close your account and redeem your shares at the next NAV minus any applicable sales charge, and/or take other action we deem reasonable. You will be responsible for any losses, taxes, expenses, fees, or other results of these actions.


DUPLICATE COPIES OF DOCUMENTS
Upon your request and for the applicable fee, you may obtain duplicate copies of documents, such as account statements and tax forms. Please call a customer service representative for more information.

EARLY REDEMPTION FEE

The Index 500 Fund assesses a 0.50% fee, based on the redeemed share's market value, on redemptions (including exchanges) of Fund shares held for 180 calendar days or less after purchase. Redemption fees are paid to the Fund. The Fund uses the "first-in, first-out" (FIFO) method to determine the 180-day holding period. Redemption fees are not applicable to shares purchased through reinvested dividends and distributions.

YOUR ACCOUNT


EXCHANGING SHARES

An exchange of shares between Strong accounts is considered a sale and a purchase of shares for several purposes, including tax purposes, and may result in a capital gain or loss. Some Strong Funds charge a redemption fee as described in the appropriate Fund's prospectus. The Index 500 Fund assesses an early redemption fee of 0.50%, based on the redeemed share's market value, for shares held for 180 calendar days or less after purchase. Purchases by exchange are subject to the investment requirements and other criteria of the Fund and class purchased. Please ask us for the appropriate prospectus, and read it before investing in any of the Strong Funds.


HOUSEHOLDING
If we mail financial reports, prospectuses, or other regulatory material directly to you, we attempt to reduce the volume of mail you receive by sending only one copy of these documents to your household. You can call us at 1-800-368-3863 or write to us at the address listed on the back of this prospectus to request (1) additional copies free of charge or (2) that we discontinue our practice of householding regulatory materials.

LOW BALANCE ACCOUNT FEE

Because of the high cost of maintaining small accounts, an annual low balance account fee of $25 (or the value of the account if the account value is less than $25) will be charged to all accounts that fail to meet the initial investment minimum. The fee, which is payable to the transfer agent, will not apply to shareholders whose combined Strong Funds assets total $100,000 or more. We will waive the fee if an account balance falls below the account's initial investment minimum due solely to market fluctuations.




PURCHASES IN KIND
You may, if we approve, purchase shares of a Fund with securities that are eligible for purchase by the Fund (consistent with the Fund's investment restrictions, policies, and objectives) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies.

                                                                   YOUR ACCOUNT


PURCHASING SHARES

We only accept checks payable to Strong. We do not accept cash, checks drawn on banks outside the U.S., or credit card checks, and we may refuse checks if Strong is not the original payee. You will be charged $25 for every check or Electronic Funds Transfer returned unpaid. When all or a portion of a purchase is received for investment without a clear Fund designation or for investment in one of our closed classes or Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Strong Money Market Fund. We will treat your inaction as approval of this purchase, until you later direct us to sell or exchange these shares of the Strong Money Market Fund, at the next NAV calculated after we accept your order.


RETIREMENT ACCOUNTS
We offer a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on:

.. INDIVIDUAL RETIREMENT PLANS, including traditional IRAs and Roth IRAs, call
  1-800-368-3863.

.. QUALIFIED RETIREMENT PLANS, including SIMPLE IRAs, SEP IRAs, 403(b)(7)s,
  Keoghs, Pension Plans, Profit Sharing Plans, and 401(k) Plans, call 1-800-368-2882.

There may be special distribution requirements for a retirement account. For more information, call the appropriate number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 and a $50 fee for transferring assets to another custodian or for closing a retirement account. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SELLING SHARES
After your redemption request is accepted, we normally send your proceeds on the next day NAV is calculated (Business Day).

YOUR ACCOUNT


Proceeds transmitted electronically will usually arrive at your bank two banking days after we process your transaction. Proceeds transmitted by wire will usually arrive at your bank the first banking day after we process your transaction. If no direction is provided as to how or where to deliver the proceeds, we may mail a check to the address on the account. Because the post office will not forward checks, please notify us if your address has changed. If you recently purchased shares, the payment of your redemption may be delayed up to ten days to allow the purchase payment to clear. If you request a specific dollar amount to be redeemed, and due to market fluctuations the account balance is less than the requested amount, we may redeem the remaining account balance. In some cases, your request will require a signature guarantee in order to process the redemption. Review the "Signature Guarantees" section that follows for details.



SHORT-TERM TRADING


The Fund attempts to deter short-term trading that may be disruptive to the efficient management of the Fund. The Fund may consider several factors when evaluating shareholder trading activities, including, but not limited to: (1) the amount of a transaction; (2) the frequency of transactions; (3) the time frame between which purchases and redemptions (including exchanges) are executed; and (4) the Fund's asset size. Shareholders who engage in such trading may be subject, without prior notice, to action by or on behalf of the Fund, including, but not limited to: (1) a request to cease such activities;
(2) rejection of any or all future purchase requests in one, several, or all Strong Funds; or (3) a refusal of, change to, discontinuance of, or temporary suspension of any or all account services.



Although the Fund attempts to deter this type of trading, it may not always be successful because, among other things, Fund shares may be purchased and redeemed indirectly by underlying shareholders aggregated in omnibus accounts maintained by brokers, retirement plans, fee-based investment programs, and other intermediaries. The Fund may receive limited information about transactions by an underlying shareholder in such accounts.

                                                                   YOUR ACCOUNT


Therefore, the Fund cannot always know about or reasonably be expected to detect potentially disruptive short-term trading.



If the Fund is unable to deter this type of trading, it may adversely affect the long-term performance of the Fund by requiring the Fund to maintain larger amounts of cash or cash-type securities than the Fund's manager might otherwise choose to maintain, or to liquidate portfolio holdings at a disadvantageous time, thereby increasing brokerage, administrative, and other expenses.


SIGNATURE GUARANTEES

A Medallion signature guarantee is designed to protect shareholders and a Fund against fraudulent transactions by unauthorized persons. The transactions for which a Fund will require such a signature guarantee for all authorized owners of an account include but are not limited to:



.. When requesting that redemption proceeds be sent to a different name or address than is registered on an account, including another Strong account,



.. When establishing a bank address with no owner(s) in common with the Strong account owner(s) or when all Strong joint account owners are not also bank account owners,



.. When transferring the ownership of an account to another individual or organization,



.. When requesting to redeem or redeposit shares that have been issued in certificate form,


.. If adding/changing a name or adding/removing an owner on an account, and

.. If adding/changing the beneficiary on a transfer-on-death account.


A Medallion signature guarantee may be required at our discretion to initiate a redemption (including exchanges and transfers).


A Medallion signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. Please note that a notary public stamp or seal is not a substitute for a Medallion signature guarantee.

YOUR ACCOUNT


TELEPHONE AND ELECTRONIC TRANSACTIONS
We use reasonable procedures to confirm that telephone and electronic transaction requests are genuine and may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received by telephone or electronically, provided we reasonably believe the instructions were genuine. For transactions through our automated voice-recognition system and our web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN, or password.

VERIFICATION OF ACCOUNT STATEMENTS
Contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

DISTRIBUTIONS
--------------------------------------------------------------------------------
DISTRIBUTION POLICY

To the extent they are available, the Index 500 Fund and Opportunity Fund generally pay you dividends from net investment income and distribute net realized capital gains at least annually. To the extent they are available, the Balanced Fund and Growth and Income Fund generally pay you dividends from net investment income quarterly and distribute net realized capital gains at least annually. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains.


REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
Your dividends and capital gains distributions will be automatically reinvested in additional Investor Class shares of the Fund unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another

                                                                   YOUR ACCOUNT

Strong Fund, or have them deposited into your bank account. If you elect to receive distributions by check, in its discretion, the Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. To change the current option for payment of dividends and capital gains distributions, please call 1-800-368-3863.

TAXES
--------------------------------------------------------------------------------
TAXABLE DISTRIBUTIONS

For federal tax purposes, any distributions you receive of net investment income (excluding qualified dividend income) and net short-term capital gains are generally taxable as ordinary dividend income at your income tax rate. Distributions of net long-term capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your


--------------------------------------------------------------------------------
Generally, if your investment is in a traditional IRA or other TAX-DEFERRED ACCOUNT, your dividends and distributions will not be taxed at the time they are paid but instead at the time you withdraw them from your account.

--------------------------------------------------------------------------------


shares and whether you reinvest your distributions or take them in cash. Distributions of qualified dividend income generally will be taxable at long-term capital gains rates. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them. In addition, the active trading approach of the Balanced Fund and Growth and Income Fund may increase the amount of distributions that you receive from the Fund. Please note, however, under federal law, the interest income earned from U.S. Treasury securities may be exempt from state and local taxes. Most states allow mutual funds to pass through that exemption to their shareholders, although there are conditions to this exemption in some states.

RETURN OF CAPITAL
If your Fund's distributions exceed its earnings and profits, all or a portion of those distributions may be treated as a return of capital

YOUR ACCOUNT

to you, which will generally reduce the cost basis of your shares. Such distributions may also be treated as a sale of your shares.


YEAR-END TAX STATEMENT


To assist you in tax preparation, after the end of each calendar year, we will send you a statement of your Fund's net investment income, dividends (designating qualified dividend income), and net capital gains distributions (Form 1099).


BACKUP WITHHOLDING

By law, we must withhold 28% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security number or taxpayer identification number.


Because everyone's tax situation is unique, you should consult your tax professional for assistance.

--------------------------------------------------------------------------------
Unless your investment is in a tax-deferred retirement account such as an IRA, YOU MAY WANT TO AVOID:
.. Investing a large amount in a Fund close to the end of the calendar year. If the Fund makes a capital gains distribution, you may receive some of your investment back as a taxable distribution.

.. Selling shares of a Fund at a loss if you have purchased (including by reinvesting dividends and distributions) additional shares of the same Fund within 30 days prior to the sale or if you plan to purchase additional shares of the same Fund within 30 days following the sale. This is called a wash sale, and you will not be allowed to claim a tax loss on the transaction.


--------------------------------------------------------------------------------

                                                                   YOUR ACCOUNT


RESERVED RIGHTS
--------------------------------------------------------------------------------
We reserve the right to:


.. Refuse, change, discontinue, or temporarily suspend account services, including, but not limited to, exchange, automatic investment or redemption plans, or telephone, facsimile, and online account services, for any reason.



.. Reject any purchase request for any reason, including exchanges from other
  Strong Funds and automatic investment plan purchases.


.. Change the minimum or maximum investment amounts.


.. Delay sending out redemption proceeds for up to seven days


.. Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.


.. Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of a Fund's assets.


.. Close any account that does not meet minimum investment requirements. We will give you 60 days' notice to increase your balance to the required minimum.

.. Waive the initial investment minimum at our discretion.

.. Reject any purchase or redemption request that does not contain all required documentation.

.. Amend or terminate purchases in kind at any time.

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

FOR MORE INFORMATION
--------------------------------------------------------------------------------
More information is available upon request at no charge, including:

SHAREHOLDER REPORTS: Additional information is available in the annual and semiannual report to shareholders. These reports contain a letter from management, discuss recent market conditions and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies, strategies, risks, and techniques. A current SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

TO REQUEST INFORMATION OR TO ASK QUESTIONS:

           BY TELEPHONE                     FOR HEARING-IMPAIRED
           1-414-359-1400 or 1-800-368-3863 (TDD)  1-800-999-2780

           BY MAIL                          BY OVERNIGHT DELIVERY
           Strong Funds                     Strong Funds
           P.O. Box 2936                    900 Heritage Reserve
           Milwaukee, WI 53201-2936         Menomonee Falls, WI 53051

             ON THE INTERNET                    BY E-MAIL
             View online or download documents: service@Strong.com
             Strong Funds: www.Strong.com
             SEC*: www.sec.gov

This prospectus is not an offer to sell securities in places other than the United States and its territories.


*Information about a Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may call the SEC at
 (202) 942-8090 for information about the operation of the Public Reference Room. Reports and other information about a Fund are also available from the EDGAR Database on the SEC's web site at www.sec.gov. You may obtain a copy of this information, after paying a duplicating fee, by sending a written request to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by sending an e-mail request to publicinfo@sec.gov.


Strong Balanced Fund, a series of Strong Balanced Fund, Inc., SEC file number: 811-03256
Strong Growth and Income Fund, a series of Strong Conservative Equity Funds, Inc., SEC file number: 811-07656
Strong Index 500 Fund, a series of Strong Equity Funds, Inc., SEC file number: 811-08100
Strong Opportunity Fund, a series of Strong Opportunity Fund, Inc., SEC file number: 811-03793

          Please find STRONG'S PRIVACY POLICY inside this back cover.


                       RT43434 05-04 0405COR/WH2050 05-04

                                    [GRAPHIC]



                                INVESTOR CLASS





                                                       Prospectus | May 1, 2004



                                                                  STRONG Growth


                                                                          FUNDS


                                                          Strong Blue Chip Fund

                                                          Strong Discovery Fund

                                                           Strong Endeavor Fund

                                                         Strong Enterprise Fund

                                                             Strong Growth Fund

                                                          Strong Growth 20 Fund

                                                   Strong Large Cap Growth Fund

                                               Strong Large Company Growth Fund

                                               Strong U.S. Emerging Growth Fund


 As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved of these securities or determined if the information in this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


[LOGO] STRONG

TABLE OF CONTENTS


YOUR INVESTMENT


KEY INFORMATION

What are the Funds' objectives?................................................1


What are the Funds' principal investment strategies?...........................1


What are the main risks of investing in the Funds?.............................5


What are the Funds' fees and expenses?........................................17


Who are the Funds' investment advisor and portfolio managers?.................20


OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

Legal and Regulatory Matters..................................................24


Affiliated Advisory Programs..................................................27


Initial Public Offerings......................................................27


Percentage Restrictions.......................................................27


Comparing the Funds...........................................................28


Financial Highlights..........................................................29



YOUR ACCOUNT



12b-1 Fees....................................................................39


Share Price...................................................................40


Managing Your Account.........................................................41


Investment Minimums...........................................................46


Additional Information........................................................46


Distributions.................................................................52


Taxes.........................................................................53


Reserved Rights...............................................................55


For More Information..........................................................60


In this prospectus, "we," "us," or "our" refers either to Strong Capital Management, Inc., the investment advisor for the Strong Funds, or Strong Investor Services, Inc., the administrator and transfer agent for the Strong Funds.

  Please find STRONG'S PRIVACY POLICY inside the back cover of this booklet.

                                                                YOUR INVESTMENT

KEY INFORMATION

WHAT ARE THE FUNDS' OBJECTIVES?
--------------------------------------------------------------------------------
The STRONG BLUE CHIP FUND and the STRONG LARGE COMPANY GROWTH FUND seek total return by investing for capital growth and income.

The STRONG DISCOVERY FUND, the STRONG ENDEAVOR FUND, the STRONG ENTERPRISE FUND, the STRONG GROWTH FUND, the STRONG GROWTH 20 FUND, the STRONG LARGE CAP GROWTH FUND, and the STRONG U.S. EMERGING GROWTH FUND seek capital growth.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------
The BLUE CHIP FUND invests, under normal conditions, at least 80% of its net assets in blue chip companies. The Fund considers blue chip companies to be companies whose stock is included in the Russell Top 200 Growth Index or companies with a similar capitalization at the time of the Fund's investment. The Fund focuses on companies its manager believes offers the potential for capital growth. The Fund may utilize an active trading approach. The manager may sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.


The DISCOVERY FUND invests, under normal conditions, in securities that its managers believe offer attractive opportunities for growth. The Fund usually invests in a diversified portfolio of common stocks from small- and medium-capitalization companies. These are chosen through a combination of in-depth fundamental analysis of a company's financial reports and direct, on-site research during company visits. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. In addition, the Fund may utilize an active

YOUR INVESTMENT

trading approach. The managers may sell a holding if its growth potential or fundamental qualities change.


The ENDEAVOR FUND focuses, under normal conditions, on equity securities (including common stocks and securities convertible into common stocks) of companies that its managers believe have above-average earnings growth prospects. The Fund invests primarily in large-capitalization companies, but also invests in small- and medium-capitalization companies. The Fund's managers select companies that have attractive growth prospects (e.g., the potential for accelerated earnings growth because of management changes, new products, or changes in the economy), accelerating sales and earnings, and positive fundamentals (e.g., showing a growth trend or that are well positioned in a growth industry). Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may also invest up to 25% of its net assets in foreign securities. In addition, the Fund may utilize an active trading approach. The managers may sell a stock when the company's growth prospects become less attractive or to take advantage of a better investment opportunity.



The ENTERPRISE FUND invests, under normal conditions, in equity securities of small- and medium-capitalization companies, though it may invest in companies of any size. It focuses on companies that the manager believes are positioned for rapid growth of revenue and earnings. The Fund's manager strives to find leading companies in rapidly growing industries such as business services, computer and digital products, financial services, healthcare services, Internet-related companies, medical technology, retail, and telecommunications. Companies that have the potential for accelerated earnings growth because of management changes, new products, or changes in the economy also may be attractive candidates for the portfolio. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may also invest up to 25% of its net assets in foreign securities. In addition, the Fund may utilize an active trading approach. If there is a change in the company's growth

                                                                YOUR INVESTMENT

prospects or a deterioration in the company's fundamental qualities, the manager may sell that company's stock.


The GROWTH FUND focuses, under normal conditions, on equity securities of companies that its manager believes have superior prospects for dynamic growth of revenues and/or earnings relative to earnings, cash flow, or asset value. The Fund focuses on companies that dominate their market, are establishing a new market, or are undergoing dynamic change. The portfolio can include stocks of any size. Although the Fund can invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity) and may utilize an active trading approach. The manager may sell a stock when the company's growth prospects become less attractive.



The GROWTH 20 FUND focuses, under normal conditions, on equity securities of 20 to 30 companies that its manager believes have favorable prospects for above average and sustainable growth of earnings and revenue. The portfolio can include equity securities of any size. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest up to 25% of its net assets in foreign securities. In addition, the Fund may utilize an active trading approach. The manager may sell a holding when there is, among other things, a fundamental change in the outlook for the company (e.g., a change in management or reduction in earnings) or to take advantage of a better investment opportunity.



The LARGE CAP GROWTH FUND invests, under normal conditions, at least 80% of its net assets in equity securities of large-capitalization companies that its managers believe offer the potential for capital growth. Large-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the S&P 500 Composite Stock Price Index at the time of investment. The Fund's manager seeks to identify companies that have superior sales and earnings, enjoy a competitive advantage (e.g., dominant market share), and have

YOUR INVESTMENT


effective management (e.g., high return on invested capital). Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity) and may utilize an active trading approach. The manager may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.


The LARGE COMPANY GROWTH FUND invests, under normal conditions, at least 80% of its net assets in securities of approximately 50 large-capitalization companies that its managers believe offer the potential for capital growth, consisting primarily of income-producing equity securities. To identify stocks that offer the opportunity for capital growth, the managers look for stocks that have a record of growth in the areas of sales, earnings, or book value, and stocks that have above-average returns on capital and equity. A proven management team and business model are also evaluated to determine whether historic growth rates can be replicated in the future. Large-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the S&P 500 Composite Stock Price Index at the time of investment. To select investments, the managers emphasize capital appreciation and current yield. Accordingly, while most of the securities selected for investment will consist of income-producing equity securities that also provide capital growth, some of the securities selected will be chosen for their capital growth capabilities alone. In addition, the Fund generally seeks to allocate its assets in approximately the same proportion as each of the sector allocations in the Russell 1000 Growth Index. The Fund may also utilize an active trading approach. The managers may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.


The U.S. EMERGING GROWTH FUND invests, under normal conditions, at least 80% of its net assets in equity securities of U.S. issuers that appear to have relatively strong long-term growth

                                                                YOUR INVESTMENT


potential in revenues and profitability. The Fund generally invests in the equity securities of small- and medium-capitalization companies, although the Fund can invest in stocks of any size. To identify these companies, the managers look for several characteristics, including strong revenue growth, high return on invested capital, overall financial strength, competitive advantages, reasonable current stock price, effective management, and competence in research, development, and marketing. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The managers may choose to sell a holding if its value becomes unattractive (e.g., when its fundamental qualities deteriorate or when other investment opportunities exist that have more attractive returns). The Fund may also utilize an active trading approach.



The managers of each Fund may invest up to 100% of the Fund's assets in cash or cash-type securities (including high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Fund's managers determine that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the Fund earning a lower return than it would have otherwise achieved if the managers had not adopted a temporary defensive position. In this case, the Fund may not achieve its investment objective.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?
--------------------------------------------------------------------------------
STOCK RISKS: Each Fund's major risks are those of investing in the stock market. This means the Funds may experience sudden, unpredictable declines in value, as well as periods of poor performance. Because stock values go up and down, the value of the Fund's shares may go up and down. Therefore, when you sell your investment, you may receive more or less money than you originally invested.

YOUR INVESTMENT


ACTIVE MANAGEMENT RISK: Each Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by each Fund's managers will produce the desired results.


ACTIVE TRADING RISK: Each Fund's use of an active trading approach may increase the Funds' costs and reduce the Funds' performance.



DERIVATIVES RISK: The Growth Fund and Large Cap Growth Fund use derivatives (including futures and options) for hedging and other non-speculative purposes, but such uses still expose the Fund to certain risks. When derivatives are used by the Fund to hedge its exposure on a different security or asset, there is the risk to the Fund that movement in the value of the derivative and the hedged security or asset are not perfectly matched at all times (correlation risk). When investing in futures, the Fund is also exposed to the risk that the future value of the underlying asset (e.g., security or commodity) may be higher or lower than the agreed sale or purchase price, respectively, by the Fund (margin risk). When the Fund writes put and call options, the Fund is also exposed to the risk of future declines (in the case of a written put option) or future increases (in the case of a written call option) in the value of the underlying asset which the Fund has agreed to purchase or sell, respectively (cover risk). When purchasing options, the Fund is exposed to the potential loss of the option purchase price (premium risk). To the extent required by law, the Fund will cover the financial risk created by using derivatives (including writing put and call options) either by holding the underlying assets, purchasing or selling offsetting positions, or designating liquid assets to cover such financial exposure. Derivatives (especially derivatives created in the "over-the-counter" market) are generally illiquid (liquidity risk), and the market for derivatives is largely unregulated. The Fund's use of derivatives may not always be a successful strategy, and using them could lower the Fund's return. For more information on derivatives, consult the Funds' statement of additional information.



FOREIGN RISKS: The Endeavor Fund, Enterprise Fund, and Growth 20 Fund invests in securities that may be directly or indirectly subject to one or more of the following foreign-related risks: risks created

                                                                YOUR INVESTMENT


by currency-rate fluctuations, foreign political and economic instability, financial reporting standards, foreign taxes, and foreign securities markets and issuer regulations. Foreign securities may be less liquid than domestic securities.



GROWTH-STYLE INVESTING RISKS: Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Each Fund invests in growth-style stocks. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stocks prices in a falling market. The Funds' performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style.


NONDIVERSIFIED PORTFOLIO RISK: The Growth 20 Fund is nondiversified, so compared to diversified Funds, it may take larger positions in individual stocks. As a result, the shares of this Fund are likely to fluctuate in value more than those of a Fund investing in a broader range of securities.

NOT INSURED RISK: An investment in a Fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


SECTOR RISK: To the extent each of the Discovery Fund, Endeavor Fund, Enterprise Fund, Growth Fund, Growth 20 Fund, Large Cap Growth Fund, Large Company Growth Fund, and U.S. Emerging Growth Fund invests in a particular sector, it is subject to the risks of that sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years. In addition, the sectors that dominate the market will change over time. For more information on sector risk, consult the Fund's statement of additional information.

YOUR INVESTMENT


SMALL AND MEDIUM COMPANIES RISKS: For the Growth Fund and Growth 20 Fund, medium-capitalization companies, and for the Discovery Fund, Enterprise Fund, and U.S. Emerging Growth Fund, small- and medium-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more-established companies. As a result, the companies' performance can be more volatile, and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio. Generally, the smaller the company size, the greater these risks.

The Funds are appropriate for investors who are comfortable with the risks described here and whose financial goals are five or more years in the future. The Funds are not appropriate for investors concerned primarily with principal stability. It is possible to lose money by investing in the Funds.

FUND STRUCTURE
Each Fund has adopted a multiple class plan and may offer one or more classes of shares. Only the Investor Class shares are offered in this prospectus. The principal differences among the classes are each class' sales charges, if any, and annual expenses. Each class may also pay different administrative and transfer agency fees and expenses.

FUND PERFORMANCE

The following return information illustrates how the performance of the Funds' Investor Class shares can vary, which is one indication of the risks of investing in the Funds. The information also provides some indication of the risks of investing in the Funds by showing how each Fund's average annual returns, which reflect Fund expenses, compare with returns of a broad measure of market performance and an index of funds with similar investment objectives, which are unmanaged, have no expenses, and are unavailable for investment. Please keep in mind that the past performance of each Fund, before and after taxes, does not represent how the Funds will perform in the future. The information assumes that you reinvested all dividends and distributions.

                                                                YOUR INVESTMENT


The Large Company Growth Fund was organized to acquire all of the assets and assume all of the liabilities of the Rockhaven Premier Dividend Fund (Rockhaven Premier Fund). This acquisition, which involved the issuance of Investor Class shares of the Fund to the shareholders of the Rockhaven Premier Fund in exchange for the Rockhaven Premier Fund's assets and liabilities, was effected on September 16, 2002. Accordingly, the Fund is the successor to the Rockhaven Premier Fund. As a result, the Fund's return information prior to the acquisition was derived from the performance of the Rockhaven Premier Fund.

YOUR INVESTMENT



                                    [CHART]

                     CALENDAR YEAR TOTAL RETURNS

          Discovery      Large Cap Growth        Growth
          ---------      ----------------        ------
1994       -5.68%             -1.38%             17.27%
1995       34.83%             27.00%             41.00%
1996        1.49%             14.07%             19.52%
1997       10.85%             24.17%             19.05%
1998        7.04%             32.05%             26.98%
1999        5.28%             59.75%/(2)/        75.06%/(2)/
2000        3.97%            -13.41%             -9.23%
2001        4.17%            -32.27%            -34.39%
2002      -12.12%            -29.89%            -25.28%
2003       38.34%             26.83%             30.13%

BEST AND WORST QUARTERLY PERFORMANCE
(During the periods shown above)

Fund name               Best quarter return        Worst quarter return
-------------------------------------------------------------------------------
Discovery               25.78% (4th Q 1999)        -18.90% (3rd Q 2001)
Growth                  54.93% (4th Q 1995)        -27.43% (1st Q 2001)
Large Cap Growth        42.22% (4th Q 1999)        -26.52% (1st Q 2001)



*The Large Cap Growth, Growth, Growth 20, Enterprise, and U.S. Emerging Growth Fund's calendar year total returns for 1999 were primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect that such favorable returns can be consistently achieved.

                                                                YOUR INVESTMENT

                                    [CHART]

                          CALENDAR YEAR TOTAL RETURNS

           Growth 20         Blue Chip         Large Company Growth/(1)/
           ---------         ---------         -------------------------
1998        36.52%             43.93%                  14.83%
1999       109.48%/(2)/        38.88%                  52.14%
2000       -10.33%            -18.57%                   3.35%
2001       -41.35%            -25.36%                  -8.97%
2002       -30.87%            -30.26%                 -18.09%
2003        27.18%             29.00%                  25.41%

BEST AND WORST QUARTERLY PERFORMANCE

(During the periods shown above)

Fund name                    Best quarter return        Worst quarter return
-------------------------------------------------------------------------------
Blue Chip                    27.91% (4th Q 1999)        -21.10% (4th Q 2000)
Growth 20                    64.89% (4th Q 1999)        -28.89% (1st Q 2001)
Large Company Growth/(1)/    29.98% (4th Q 1999)        -13.18% (2nd Q 2002)




*The Large Cap Growth, Growth, Growth 20, Enterprise, and U.S. Emerging Growth Fund's calendar year total returns for 1999 were primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect that such favorable returns can be consistently achieved.


/(1)/The returns presented in this chart do not reflect the Rockhaven Premier Fund's maximum initial sales charge of 5.75% that was in effect from September 17, 1999, through September 13, 2002. If it did, returns would be lower than those shown. No sales charge was imposed on reinvested dividends and distributions.

YOUR INVESTMENT

                                    [CHART]

                          CALENDAR YEAR TOTAL RETURNS

               Enterprise      U.S. Emerging Growth    Endeavor
               ----------      --------------------    --------
1999            187.83%/(2)/         98.86%/(2)/          --
2000            -29.77%               0.29%               --
2001            -21.96%             -20.87%               --
2002            -28.18%             -33.95%            -29.28%
2003             36.98%              48.70%             32.57%

BEST AND WORST QUARTERLY PERFORMANCE
(During the periods shown above)

Fund name               Best quarter return        Worst quarter return
-------------------------------------------------------------------------------
Endeavor                14.61% (4th Q 1999)        -14.81% (2nd Q 2002)
U.S. Emerging Growth    71.27% (4th Q 1999)        -24.29% (4th Q 2000)
Enterprise              52.97% (2nd Q 2003)        -34.16% (3rd Q 2001)




*The Large Cap Growth, Growth, Growth 20, Enterprise, and U.S. Emerging Growth Fund's calendar year total returns for 1999 were primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect that such favorable returns can be consistently achieved.

                                                                YOUR INVESTMENT

                         AVERAGE ANNUAL TOTAL RETURNS

                                As of 12-31-03


                                                                  Since Fund
Fund/Index                            1-Year   5-Year    10-Year Inception/(1)/
-------------------------------------------------------------------------------
BLUE CHIP
 Return Before Taxes                  29.00% -5.36%        --        2.69%
 Return After Taxes on Distributions  29.00% -5.59%        --        2.44%
 Return After Taxes on Distributions
 and Sale of Fund Shares              18.85% -4.48%/(2)/   --        2.26%
S&P 500 Index (reflects no
deduction for fees, expenses,
or taxes)/(3)/                        28.67% -0.57%        --        5.10%
Lipper Large-Cap Growth Funds
Index (reflects no deduction for
fees, expenses, or taxes)/(4)/        26.96% -5.53%        --        1.80%
DISCOVERY
 Return Before Taxes                  38.34%  6.75%       7.82%     12.57%
 Return After Taxes on Distributions  37.81%  5.60%       5.51%      9.90%
 Return After Taxes on Distributions
 and Sale of Fund Shares              24.91%  5.26%       5.33%      9.57%
Russell 2000(R) Index (reflects no
deduction for fees, expenses,
or taxes)/(5)/                        47.25%  7.13%       9.47%     11.79%
Lipper Mid-Cap Core Funds
Average (reflects no deduction
for fees, expenses, or taxes)/(4)/    36.01%  9.33%      12.77%     14.46%
ENDEAVOR
 Return Before Taxes                  32.57%     --        --       -2.54%
 Return After Taxes on Distributions  32.57%     --        --       -2.54%
 Return After Taxes on Distributions
 and Sale of Fund Shares              21.17%     --        --       -2.15%/(2)/
S&P 500 Index (reflects no
deduction for fees, expenses,
or taxes)/(5)/                        28.67%     --        --        1.09%
Lipper Large-Cap Growth Funds
Index (reflects no deduction for
fees, expenses, or taxes)/(4)/        26.96%     --        --       -4.68%

--------------------------------------------------------------------------------

                                                       (continued on next page)

YOUR INVESTMENT


                         AVERAGE ANNUAL TOTAL RETURNS



                                As of 12-31-03


                                                                Since Fund
   Fund/Index                            1-Year 5-Year 10-Year Inception/(1)/
   --------------------------------------------------------------------------
   ENTERPRISE
    Return Before Taxes                  36.98%  9.19%   --       17.07%
    Return After Taxes on Distributions  36.98%  8.79%   --       16.66%
    Return After Taxes on Distributions
    and Sale of Fund Shares              24.04%  7.78%   --       14.88%
   Russell Midcap(R) Index (reflects no
   deduction for fees, expenses,
   or taxes)/(6)/                        40.06%  7.23%   --       10.38%
   Lipper Mid-Cap Growth Funds
   Index (reflects no deduction for
   fees, expenses, or taxes)/(4)/        35.42%  2.18%   --        6.66%
   GROWTH
    Return Before Taxes                  30.13%  0.27% 11.72%     11.72%
    Return After Taxes on Distributions  30.13% -1.49%  9.74%      9.74%
    Return After Taxes on Distributions
    and Sale of Fund Shares              19.58% -0.28%  9.50%      9.50%
   S&P 500 Index (reflects no
   deduction for fees, expenses,
   or taxes)/(3)/                        28.67% -0.57% 11.06%     11.06%
   Lipper Multi-Cap Growth Funds
   Index (reflects no deduction for
   fees, expenses, or taxes)/(4)/        35.38% -1.76%  7.96%      7.96%
   GROWTH 20
    Return Before Taxes                  27.18% -0.63%   --        6.50%
    Return After Taxes on Distributions  27.18% -1.71%   --        5.57%
    Return After Taxes on Distributions
    and Sale of Fund Shares              17.67% -0.97%   --        5.25%
   S&P 500 Index (reflects no
   deduction for fees, expenses,
   or taxes)/(3)/                        28.67% -0.57%   --        5.10%
   Lipper Multi-Cap Growth Funds
   Index (reflects no deduction for
   fees, expenses, or taxes)/(4)/        35.38% -1.76%   --        3.51%

--------------------------------------------------------------------------------

                                                       (continued on next page)

                                                                YOUR INVESTMENT


                         AVERAGE ANNUAL TOTAL RETURNS

                                As of 12-31-03




                                                                  Since Fund
Fund/Index                            1-Year   5-Year    10-Year Inception/(1)/
-------------------------------------------------------------------------------
LARGE CAP GROWTH
 Return Before Taxes                  26.83% -3.59%       6.92%     11.82%
 Return After Taxes on Distributions  26.83% -5.35%       4.14%      8.83%
 Return After Taxes on Distributions
 and Sale of Fund Shares              17.44% -3.44%/(2)/  4.66%      8.86%
S&P 500 Index (reflects no
deduction for fees, expenses,
or taxes)/(3)/                        28.67% -0.57%      11.06%     13.77%
Lipper Large-Cap Growth Funds
Index (reflects no deduction for
fees, expenses, or taxes)/(4)/        26.96% -5.53%       7.77%     11.95%
LARGE COMPANY GROWTH/(7)/
 Return Before Taxes                  24.16%  8.01%        --        9.06%
 Return After Taxes on Distributions  24.13%  6.41%        --        7.58%
 Return After Taxes on Distributions
 and Sale of Fund Shares              15.70%  6.01%        --        7.02%
S&P 500 Index (reflects no
deduction for fees, expenses,
or taxes)/(3)/                        28.67% -0.57%        --        4.29%
Russell 1000 Growth Index
(reflects no deduction for fees,
expenses, or taxes)/(8)/              29.75% -5.11%        --        1.49%
Lipper Large-Cap Core Funds
Index (reflects no deduction for
fees, expenses, or taxes)/(4)/        24.80% -1.08%        --        3.83%

--------------------------------------------------------------------------------

                                                       (continued on next page)

YOUR INVESTMENT


                         AVERAGE ANNUAL TOTAL RETURNS

                                As of 12-31-03


                                                                Since Fund
   Fund/Index                            1-Year 5-Year 10-Year Inception/(1)/
   --------------------------------------------------------------------------
   U.S. EMERGING GROWTH
    Return Before Taxes                  48.70% 9.16%    --        9.16%
    Return After Taxes on Distributions  48.70% 8.82%    --        8.82%
    Return After Taxes on Distributions
    and Sale of Fund Shares              31.66% 7.77%    --        7.77%
   Russell 2000(R) Index (reflects no
   deduction for fees, expenses,
   or taxes)/(5)/                        47.25% 7.13%    --        7.13%
   Lipper Small-Cap Growth Funds
   Index (reflects no deduction for
   fees, expenses, or taxes)/(4)/        44.77% 6.16%    --        6.16%

--------------------------------------------------------------------------------


/(1)/The Blue Chip Fund, the Discovery Fund, the Endeavor Fund, the Enterprise Fund, the Growth Fund, the Growth 20 Fund, the Large Cap Growth Fund, the Large Company Growth Fund, and the U.S. Emerging Growth Fund commenced operations on June 30, 1997, December 31, 1987, April 6, 2001, September 30, 1998, December 31, 1993, June 30, 1997, December 30, 1981, November 3, 1997, and December 31,
1998, respectively.


/(2)/Returns after taxes on distributions and sale of fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of fund shares.


/(3)/The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation.


/(4)/The Lipper Large-Cap Growth Funds Index, the Lipper Mid-Cap Core Funds Index, the Lipper Mid-Cap Growth Funds Index, the Lipper Multi-Cap Growth Funds Index, the Lipper Large-Cap Core Funds Index, and the Lipper Small-Cap Growth Funds Index are averages of the 30 largest funds in their respective Lipper category.


/(5)/The Russell 2000(TM) Index measures the performance of the 2,000 companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.


/(6)/The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index.


/(7)/The performance table does not reflect the Rockhaven Premier Fund's maximum initial sales charge of 5.75%, which was in effect from September 17, 1999, through September 12, 2002. If it did, returns would be lower than those shown. No sales charge was imposed on reinvested dividends and distributions.


/(8)/The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. After-tax returns are not relevant to investments

                                                                YOUR INVESTMENT

through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

From time to time, the Growth 20 Fund's and the U.S. Emerging Growth Fund's performance was significantly enhanced through investments in initial public offerings (IPOs). In addition, the effect of IPOs purchased when the Fund's asset base was small may have been magnified. Given these circumstances, you should not expect that such enhanced returns can be consistently achieved. Please consider this before investing.

WHAT ARE THE FUNDS' FEES AND EXPENSES?
--------------------------------------------------------------------------------
This section describes the fees and expenses that you may pay if you buy and hold shares of the Funds.


The costs of operating the Funds are deducted from Fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they do not appear on your account statement but instead reduce the total return you receive from your Fund investment.



The following Annual Fund Operating Expenses table and Example table are based on actual expenses incurred during each Fund's fiscal period ended December 31, 2003. Please keep in mind that as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal period may be significantly different than those shown.

YOUR INVESTMENT


SHAREHOLDER FEES
(fees paid directly from your investment)

The Investor Class shares of each Fund are 100% no-load, so you pay no up-front sales load to buy or sell shares. However, shares of the Large Company Growth Fund held for 360 calendar days or less after purchase are subject to a redemption fee of 1.00% based on the redeemed share's market value. Redemption fees are paid directly to the Fund.




ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS)

(expenses that are deducted from Fund assets)



                                                                Net Annual
                                      Total         Contractual Operating Expenses
           Manage-                    Annual        Waivers     (after contractual
           ment        12b-1 Other    Operating     and/or      waivers and/or
Fund       Fees        Fee   Expenses Expenses/(1)/ Absorptions absorptions)/(1)/
----------------------------------------------------------------------------------
Blue Chip   0.50%       --    1.22%      1.72%          --            1.72%
Discovery   0.75%       --    0.72%      1.47%          --            1.47%
Endeavor    0.75%/(2)/ 0.25%  1.84%      2.84%         0.84%          2.00%/(3)/
Enterprise  0.75%/(2)/  --    1.21%      1.96%          --            1.96%/(3)/
Growth      0.75%/(2)/  --    0.79%      1.54%          --            1.54%
Growth 20   0.75%/(2)/  --    1.01%      1.76%          --            1.76%
Large Cap
  Growth    0.55%/(2)/  --    0.72%      1.27%          --            1.27%
Large
  Company
  Growth    0.75%/(2)/ 0.25%  0.75%      1.75%         0.25%          1.50%/(4)/
U.S.
  Emerging
  Growth    0.75%/(2)/  --    1.01%      1.76%          --            1.76%





/(1)/The Funds participated in a program under which they received a credit for part of the brokerage commission paid in transactions with participating brokers. This credit was applied to the Funds' Other Expenses that were not attributable to Strong or its affiliates. Total Annual Operating Expenses do not reflect these credits or any other expense reimbursement or fee waiver arrangement for the Funds. After giving effect to these credits, expense reimbursements, and fee waiver arrangements, Total Annual Operating Expenses for the Funds were: Blue Chip Fund: 1.65%, Discovery Fund: 1.43%, Endeavor Fund: 1.87%, Enterprise Fund: 1.80%, Growth Fund: 1.53%, Growth 20 Fund: 1.71%, Large Cap Growth Fund: 1.25%, Large Company Growth Fund: 1.46%, and U.S. Emerging Growth Fund: 1.68%. Voluntary expense reimbursements and fee waiver arrangements may be modified or terminated at any time.


                                             (footnotes continued on next page)

                                                                YOUR INVESTMENT


/(2)/The Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels.


/(3)/We have contractually agreed to waive fees and/or absorb expenses until May 1, 2005, to keep Total Annual Operating Expenses of the Endeavor Fund and Enterprise Fund at no more than 2.00%.


/(4)/We have contractually agreed to waive fees and/or absorb expenses for an indefinite period of time to keep Total Annual Operating Expenses of the Large Company Growth Fund at no more than 1.50%. This contract may only be terminated by the Board of Directors of the Fund, but not before May 1, 2005.


EXAMPLE: This example is intended to help you compare the cost of investing in each Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


           Fund                      1 Year 3 Years 5 Years 10 Years
           ---------------------------------------------------------
           Blue Chip                  $175   $542   $  933   $2,030
           Discovery                  $150   $465   $  803   $1,757
           Endeavor                   $203   $801   $1,425   $3,106
           Enterprise                 $199   $615   $1,057   $2,285
           Growth                     $157   $486   $  839   $1,834
           Growth 20                  $179   $554   $  954   $2,073
           Large Cap Growth           $129   $403   $  697   $1,534
           Large Company Growth/(1)/  $153   $527   $  926   $2,042
           U.S. Emerging Growth       $179   $554   $  954   $2,073


/(1)/The 1.00% redemption fee is reflected in the 1-year figure only.

YOUR INVESTMENT


WHO ARE THE FUNDS' INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?
--------------------------------------------------------------------------------

Strong Capital Management, Inc. (Strong) is the investment advisor for the Funds. Strong provides investment management services for mutual funds and other investment portfolios representing assets of over $36 billion as of February 29, 2004. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, some of which are available through variable insurance products. Strong's mailing address is P.O. Box 2936, Milwaukee, WI 53201.


Effective September 5, 2002, Strong succeeded Rockhaven Asset Management, LLC (Rockhaven) as the investment advisor for the Rockhaven Premier Fund. When the Rockhaven Premier Fund was acquired by the Large Company Growth Fund on September 16, 2002, Strong continued as the investment advisor for the Fund.


SUBADVISOR FOR U.S. EMERGING GROWTH FUND. Next Century Growth Investors, LLC (Subadvisor) is the Subadvisor for the U.S. Emerging Growth Fund under an agreement with Strong. Under this agreement and under the supervision of the Fund's Board of Directors and Strong, the Subadvisor provides a continuous investment program for the Fund. This means the Subadvisor selects the securities the Fund buys and sells. The Subadvisor began conducting business in December 1998 and had over $1.5 billion under management as of February 29, 2004. It provides investment supervision to institutional investors and high net-worth clients. Its mailing address is 5500 Wayzata Boulevard, Suite 1275, Minneapolis, MN 55416.



Strong is currently considering a number of strategic alternatives, including the sale of Strong. Strong has hired Goldman, Sachs & Co. to assist Strong in exploring this option.

                                                                YOUR INVESTMENT


As compensation for its advisory services, each Fund pays Strong a management fee at the annual rate specified below of the average daily net asset value of that Fund.


           Fund                            For All Assets
           ---------------------------------------------------------
           Blue Chip                           0.50%
           Discovery                           0.75%
           ---------------------------------------------------------
                                For First                For Assets
                                $35 Million              Over
                                Assets                   $35 Million
           ---------------------------------------------------------
           Large Cap Growth        0.60%                    0.55%
           ---------------------------------------------------------
                                For Assets  For the Next For Assets
                                Under       $2 Billion   $6 Billion
                                $4 Billion  Assets       and Above
           ---------------------------------------------------------
           Endeavor                0.75%       0.725%       0.70%
           Enterprise              0.75%       0.725%       0.70%
           Growth                  0.75%       0.725%       0.70%
           Growth 20               0.75%       0.725%       0.70%
           Large Company Growth    0.75%       0.725%       0.70%
           U.S. Emerging Growth    0.75%       0.725%       0.70%


The following individuals are the Funds' Portfolio Managers.




LAWRENCE E. EAKIN, JR. co-manages the Large Company Growth Fund. Mr. Eakin joined Strong as a Portfolio Manager in September 2002. Prior to joining Strong, Mr. Eakin served as Rockhaven's director of research since he joined the firm in February 1997. While at Rockhaven, he co-managed the Fund's predecessor, the Rockhaven Premier Fund, since 2001. Mr. Eakin received his bachelor's degree in computer application information systems from Clarion University in 1986 and his master's degree in investment finance from Duquesne University in 1993.



JAMES M. LEACH, CFA co-manages the Discovery Fund. Mr. Leach has earned the right to use the Chartered Financial Analyst designation. Mr. Leach joined Strong in October 2000 and has co-managed the Discovery Fund since October 2003. From October 2000 to September 2003, he was a portfolio manager for institutional mid-cap equity accounts. From April 1999 to

YOUR INVESTMENT


October 2000, Mr. Leach was responsible for assisting in the portfolio management and research effort for Conseco Capital Management's equity portfolios. Mr. Leach received his bachelor's degree in mechanical engineering from the University of California at Santa Barbara in 1990 and his master's of business administration degree in finance from New York University's Stern School of Business in 1995.



DONALD M. LONGLET, CFA co-manages the U.S. Emerging Growth Fund. Mr. Longlet has earned the right to use the Chartered Financial Analyst designation. He has co-managed the U.S. Emerging Growth Fund since its inception in December
1998. Mr. Longlet has been president of the Subadvisor and a Portfolio Manager since December 1998. Mr. Longlet received his bachelor's degree in philosophy from the University of Minnesota in 1967.



KAREN E. MCGRATH, CFA manages the Blue Chip Fund. She joined Strong as a Portfolio Manager in September 1995 and has earned the right to use the Chartered Financial Analyst designation. Ms. McGrath has managed the Blue Chip Fund since its inception in June 1997. Ms. McGrath received her bachelor's degree in accounting from Marquette University in 1959.



BRANDON M. NELSON, CFA manages the Growth 20 Fund. Mr. Nelson joined Strong in July 1996 and has earned the right to use the Chartered Financial Analyst designation. He has managed the Fund since June 2003. From March 2003 to June 2003, he was an equity Portfolio Co-Manager. From July 1996 to October 2000, Mr. Nelson was an equity research analyst. Since October 2000, he has been manager for equity accounts. Mr. Nelson received a bachelor's degree in business administration from the University of Wisconsin--Madison in 1994, a master's of science degree in finance from the University of Wisconsin--Madison in 1996, and was selected to participate in the Applied Security Analysis Program.



BRUCE C. OLSON, CFA manages the Large Cap Growth Fund. Mr. Olson joined Strong in January 1994 and has earned the right to use the Chartered Financial Analyst designation. He has

                                                                YOUR INVESTMENT


managed or co-managed the Large Cap Growth Fund since May 2002. He has been a manager of separate and institutional accounts since January 1998. Mr. Olson received his bachelor's degree in finance and history from Gustavus Adolphus College in 1982.



THOMAS C. OGNAR, CFA manages the Growth Fund. Mr. Ognar has earned the right to use the Chartered Financial Analyst designation and has managed or co-managed the Growth Fund since May 2002. From October 1998 to May 2002, he was a senior equity research analyst at Strong. Mr. Ognar received his bachelor's degree in finance from Miami University in 1992, his master's of science degree in finance from the University of Wisconsin--Madison in 1995, and was selected to participate in the Applied Security Analysis Program in 1995.



THOMAS J. PENCE, CFA co-manages the Discovery Fund and manages the Endeavor Fund and Enterprise Fund. Mr. Pence joined Strong as a Portfolio Manager in October 2000 and has earned the right to use the Chartered Financial Analyst designation. He has managed or co-managed the Discovery Fund since July 2001, managed or co-managed the Endeavor Fund since its inception in April 2001, and managed the Enterprise Fund since October 2000. From June 1991 to October 2000, Mr. Pence was an equity Portfolio Manager at Conseco Capital Management, Inc. He also oversaw management of all taxable and tax-exempt equity separate accounts and was named chief equity investment officer in 1998. Mr. Pence received his bachelor's degree in business from Indiana University in 1983 and his master's of business administration degree in finance from the University of Notre Dame in 1986.



THOMAS L. PRESS, CFA co-manages the U.S. Emerging Growth Fund. Mr. Press has earned the right to use the Chartered Financial Analyst designation. He has co-managed the U.S. Emerging Growth Fund since its inception in December 1998. Mr. Press has been Chairman and Chief Executive Officer of the Subadvisor and a Portfolio Manager since December 1998. Mr. Press received his bachelor's degree in business administration from the University of

YOUR INVESTMENT

Minnesota in 1979 and his master's of business administration degree in marketing from the University of St. Thomas in 1984.




ROBERT E. SCOTT, CFA co-manages the U.S. Emerging Growth Fund. Mr. Scott has earned the right to use the Chartered Financial Analyst designation. He has co-managed the U.S. Emerging Growth Fund since he joined the Subadvisor in September 2000. From April 1994 to August 2000, Mr. Scott was employed at Investment Advisers, Inc. (IAI). While at IAI, Mr. Scott held various positions. From July 1999 to August 2000, he served as vice president and equity Portfolio Manager. From January 1996 to June 1999, he was an associate vice president and equity analyst. Mr. Scott received his bachelor's degree in government from Harvard University in 1990.





CHRISTOPHER H. WILES, CFA co-manages the Large Company Growth Fund and has earned the right to use the Chartered Financial Analyst designation. Mr. Wiles joined Strong as a Portfolio Manager in September 2002. Prior to joining Strong, Mr. Wiles was the president and founder of Rockhaven, an investment advisory firm. While at Rockhaven, he co-managed the Fund's predecessor, the Rockhaven Premier Fund, since its inception in November 1997. He received his associate's degree in finance at Penn State University in 1979, his bachelor's degree in finance at Youngstown State University in 1982, and his master's of business administration degree from Cleveland State University in 1984.


OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

LEGAL AND REGULATORY MATTERS
--------------------------------------------------------------------------------

The United States Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Wisconsin Attorney General ("WAG"), and the Wisconsin Department of

                                                                YOUR INVESTMENT


Financial Institutions ("WDFI") are investigating active trading of the Strong Funds by employees of Strong Capital Management, Inc. ("Strong"), including Richard S. Strong, former employee and Chairman of Strong. The Independent Directors of the Strong Funds are also investigating these matters with the assistance of counsel and an independent consulting firm. The Independent Directors intend to obtain appropriate redress if they determine that the Strong Funds were harmed. In addition, Strong has received one or more subpoenas from the West Virginia Attorney General ("WVAG") and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Effective November 2, 2003, the Independent Directors accepted Mr. Strong's resignation as Chairman of the Strong Funds' Boards. Effective December 2, 2003, Mr. Strong resigned as Director of the Funds' Boards, as Chairman, Chief Investment Officer, and Director of Strong, and as Chairman and Director of Strong Financial Corporation, and its affiliates.



Strong is aware of a complaint filed and simultaneously settled on September 3, 2003 (the "Complaint"), by NYAG on behalf of the State of New York, against Canary Capital Partners, LLC, et al. (collectively, "Canary"), which alleges that Canary engaged in certain improper trading practices characterized as "late-day trading" and "market timing" with various mutual funds. Strong and certain Strong Funds are referenced, although not named as parties in the Complaint, with respect to the market timing allegations. On September 5, 2003, the SEC began an inquiry based on matters related to, and set forth in, the Complaint. On September 24, 2003, the WDFI asked that certain information and documents be provided related to the matters referenced in the Complaint. Strong is currently cooperating with the NYAG, the SEC, the WAG, the WDFI, the WVAG, and other regulatory agencies with respect to their separate inquiries into these matters. On September 26, 2003, Strong announced its commitment to make appropriate reimbursement if it is determined that the transactions set forth in the Complaint adversely affected investors in the Strong Funds referenced in the Complaint. On October 30, 2003, Mr. Strong announced that he has committed to

YOUR INVESTMENT


personally compensate the Strong Funds for any financial losses they may have experienced as a result of his transactions.



As of the date of this prospectus, Strong is aware of multiple class and derivative actions ("Actions") filed since September 4, 2003, with respect to the factual matters referenced in the Complaint and the subject matter of the regulatory investigations naming, among others, Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their officers and directors as defendants. These Actions have been filed in the following federal and state courts: U.S. District Court for the Southern District of New York; U.S. District Court, District of New Jersey; U.S. District Court, Eastern District of Wisconsin, Milwaukee Division; U.S. District Court, Western District of Wisconsin; Superior Court of New Jersey Law Division of Hudson; State of Wisconsin Circuit Court, Milwaukee County; State of Wisconsin Circuit Court, Waukesha County; Supreme Court of the State of New York; Superior Court of the State of California, County of Los Angeles; and U.S. District Court, District of Connecticut. On February 20, 2004, the United States Judicial Panel for Multi District Litigation ("MDL") ordered the transfer of those cases involving late trading or market timing in several mutual funds to the District of Maryland so they could be coordinated and possibly consolidated with other cases involving the same fund family. Several Actions naming Strong or one or more of its affiliates as a defendant were subject to this order, and it is expected that the MDL will soon order all or most of the other federal court Actions involving Strong to be transferred to the District of Maryland as "tag-along actions." The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds' prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs' attorneys' fees and experts' fees, and/or replacement of the Board of Directors of the Strong Funds. Additional lawsuits may be filed

                                                                YOUR INVESTMENT


in the same or other venues presenting allegations and demands for relief. Strong expects that any such lawsuits would contain allegations including the matters discussed in this prospectus and that the demands for relief would not materially differ from those described above.


AFFILIATED ADVISORY PROGRAMS
--------------------------------------------------------------------------------

Strong, on behalf of participants in programs managed by Strong, may invest a portion of the program's assets in any one Strong Fund that could represent a significant portion of the Fund's assets. In such instance, Strong's decision to make changes to or rebalance the program's allocations may substantially impact the Fund's performance.


INITIAL PUBLIC OFFERINGS
--------------------------------------------------------------------------------
Each Fund may participate in the initial public offering (IPO) market. However, a Fund's access to profitable IPOs may be limited. Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more-established companies. In addition, a Fund may sell its IPO investments soon after buying them, which may result in higher trading costs and adverse tax consequences. When a Fund is small, profitable IPOs may greatly increase the Fund's total returns, but the Fund is not likely to achieve the same level of performance when it grows larger.

PERCENTAGE RESTRICTIONS
--------------------------------------------------------------------------------
The Funds' prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Funds may invest (Percentage Restrictions). Percentage Restrictions apply at the time a Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to

YOUR INVESTMENT

cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.


The Blue Chip Fund, Large Cap Growth Fund, Large Company Growth Fund, and U.S. Emerging Growth Fund have adopted a non-fundamental policy to provide 60 days' advance notice to shareholders if it changes its strategy of investing, under normal conditions, at least 80% of its net assets in a particular type of investment, industry, country, or geographic region suggested by its name.


COMPARING THE FUNDS
--------------------------------------------------------------------------------
The following will help you to distinguish among the Funds and determine their suitability for your investment needs:


                Equity     Bond      Foreign
     Fund       Range      Range     Range         Focus
     ---------------------------------------------------------------------
     Blue Chip  80 to 100% 0 to 20%  See Note/(1)/ Blue chip companies
     Discovery  0 to 100%  0 to 100% 0 to 25%      Small- and medium-
                                                   capitalization equity
                                                   securities
     Endeavor   65 to 100% 0 to 35%  0 to 25%      Large-capitalization
                                                   equity securities
     Enterprise 80 to 100% 0 to 20%  0 to 25%      Small- and medium-
                                                   capitalization equity
                                                   securities
     Growth     65 to 100% 0 to 35%  0 to 25%      Equity securities of
                                                   any capitalization size

--------------------------------------------------------------------------------

                                                       (continued on next page)

                                                                YOUR INVESTMENT


                     Equity     Bond     Foreign
       Fund          Range      Range    Range    Focus
       ------------------------------------------------------------------
       Growth 20     65 to 100% 0 to 35% 0 to 25% Equity securities of
                                                  any capitalization size
                                                  from 20 to 30
                                                  companies
       Large Cap     80 to 100% 0 to 20% 0 to 25% Large-capitalization
       Growth                                     equity securities
       Large Company 80 to 100% 0 to 20% 0 to 25% Large-capitalization
       Growth                                     growth securities
                                                  from approximately
                                                  50 companies
       U.S. Emerging 80 to 100% 0 to 20% 0 to 20% Small- and medium-
       Growth                                     capitalization equity
                                                  securities of U.S.
                                                  companies

------------------------------------------------------


/(1)/The Blue Chip Fund may invest in dollar-denominated foreign securities if they are otherwise compatible with the Fund's strategy.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This information describes the performance of the Investor Class shares of the Funds for the periods shown. Certain information reflects financial results for a single Investor Class share outstanding for the entire period. "Total Return" shows how much an investment in the Investor Class shares of each Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, is included in the Funds' annual report, which is available upon request.

YOUR INVESTMENT

STRONG BLUE CHIP FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                               Dec. 31, Dec. 31, Dec. 31, Dec. 31,  Oct. 31,   Oct. 31,
SELECTED PER-SHARE DATA/(A)/     2003     2002     2001   2000/(b)/   2000       1999
------------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                      $ 8.62   $12.36   $16.56   $20.99    $18.10   $13.24
Income From Investment
 Operations:
  Net Investment Income
   (Loss)                        (0.09)   (0.08)   (0.06)   (0.01)    (0.09)   (0.04)
  Net Realized and Unrealized
   Gains (Losses) on
   Investments                    2.59    (3.66)   (4.14)   (3.42)     2.98     4.90
------------------------------------------------------------------------------------------
  Total From Investment
   Operations                     2.50    (3.74)   (4.20)   (3.43)     2.89     4.86
Less Distributions:
  From Net Investment
   Income                           --       --       --       --        --    (0.00)/(c)/
  From Net Realized Gains           --       --       --    (1.00)       --       --
------------------------------------------------------------------------------------------
  Total Distributions               --       --       --    (1.00)       --    (0.00)/(c)/
------------------------------------------------------------------------------------------
Net Asset Value, End of Period  $11.12   $ 8.62   $12.36   $16.56    $20.99   $18.10
==========================================================================================

RATIOS AND
SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
Total Return                    +29.0%   -30.3%   -25.4%   -16.4%    +16.0%   +36.7%
Net Assets, End of Period
 (In Millions)                    $176     $203     $339     $499      $616     $485
Ratio of Expenses to
 Average Net Assets
 Before Expense Offsets           1.7%     1.6%     1.4%     1.1%*     1.1%     1.2%
Ratio of Expenses to
 Average Net Assets               1.7%     1.6%     1.4%     1.1%*     1.1%     1.2%
Ratio of Net Investment
 Income(Loss) to Average
 Net Assets                      (0.8%)   (0.7%)   (0.4%)   (0.2%)*   (0.5%)   (0.3%)
Portfolio Turnover Rate         268.5%   214.0%   203.9%    21.2%     67.9%    75.4%


  *Calculated on an annualized basis.
(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)In 2000, the Fund changed its fiscal year-end from October to December.
(c)Amount calculated is less than $0.005.

                                                                YOUR INVESTMENT

STRONG DISCOVERY FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                          Dec. 31,    Dec. 31, Dec. 31, Dec. 31, Dec. 31,
SELECTED PER-SHARE DATA/(A)/                2003        2002     2001     2000     1999
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                               $14.42        $16.84   $16.39   $18.64   $17.95
Income From Investment
 Operations:
  Net Investment Income (Loss)            (0.12)        (0.06)   (0.08)    0.06    (0.17)
  Net Realized and Unrealized
   Gains (Losses) on Investments           5.64         (1.91)    0.76     0.51     1.08
-----------------------------------------------------------------------------------------
  Total From Investment
   Operations                              5.52         (1.97)    0.68     0.57     0.91
Less Distributions:
  From Net Investment Income              (0.00)/(b)/      --       --    (0.04)      --
  From Net Realized Gains                 (0.21)        (0.45)   (0.23)   (2.78)   (0.22)
-----------------------------------------------------------------------------------------
  Total Distributions                     (0.21)        (0.45)   (0.23)   (2.82)   (0.22)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period           $19.73        $14.42   $16.84   $16.39   $18.64
=========================================================================================

RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------
Total Return                             +38.3%        -12.1%    +4.2%    +4.0%    +5.3%
Net Assets, End of Period (In Millions)    $167          $133     $158     $165     $187
Ratio of Expenses to Average
 Net Assets Before Expense Offsets         1.5%          1.5%     1.5%     1.5%     1.4%
Ratio of Expenses to Average
 Net Assets                                1.4%          1.5%     1.5%     1.5%     1.4%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                    (0.7%)        (0.4%)   (0.5%)    0.3%    (0.7%)
Portfolio Turnover Rate                  302.2%        420.0%   501.7%   481.8%   214.0%


(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

(b)Amount calculated is less than $0.005.

YOUR INVESTMENT

STRONG ENDEAVOR FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                 Dec. 31, Dec. 31,   Dec. 31,
SELECTED PER-SHARE DATA/(A)/                       2003     2002    2001/(b)/
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $7.03    $9.94   $10.00
Income From Investment Operations:
  Net Investment Income (Loss)                     (0.10)   (0.11)   (0.06)/(c)/
  Net Realized and Unrealized Gains (Losses)
   on Investments                                   2.39    (2.80)    0.00/(d)/
--------------------------------------------------------------------------------
  Total From Investment Operations                  2.29    (2.91)   (0.06)
Less Distributions:
  From Net Investment Income                          --       --       --
--------------------------------------------------------------------------------
  Total Distributions                                 --       --       --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                     $9.32    $7.03   $ 9.94
================================================================================

RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Total Return                                      +32.6%   -29.3%    -0.6%
Net Assets, End of Period (In Millions)               $5       $4       $6
Ratio of Expenses to Average Net Assets
 Before Expense Offsets                             2.8%     2.7%     3.1%*
Ratio of Expenses to Average Net Assets             1.9%     1.9%     2.2%*
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                        (1.1%)   (1.2%)   (1.2%)*
Portfolio Turnover Rate                           243.0%   416.8%   391.8%


  *Calculated on an annualized basis.
(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

(b)For the period from April 6, 2001 (commencement of class) to December 31,
   2001.


(c)Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

(d)Amount calculated is less than $0.005.

                                                                YOUR INVESTMENT

STRONG ENTERPRISE FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                        Dec. 31,   Dec. 31,    Dec. 31, Dec. 31, Dec. 31,
SELECTED PER-SHARE DATA/(A)/              2003       2002        2001     2000     1999
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                               $15.90   $22.14        $28.37   $41.24   $14.74
Income From Investment
 Operations:
  Net Investment Income (Loss)            (0.30)   (0.28)/(b)/   (0.31)   (0.28)   (0.09)
  Net Realized and Unrealized
   Gains (Losses) on Investments           6.18    (5.96)        (5.92)  (12.04)   27.43
-----------------------------------------------------------------------------------------
  Total From Investment
   Operations                              5.88    (6.24)        (6.23)  (12.32)   27.34
Less Distributions:
  From Net Realized Gains                    --       --            --    (0.55)   (0.84)
-----------------------------------------------------------------------------------------
  Total Distributions                        --       --            --    (0.55)   (0.84)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period           $21.78   $15.90        $22.14   $28.37   $41.24
=========================================================================================

RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------
Total Return                             +37.0%   -28.2%        -22.0%   -29.8%  +187.8%
Net Assets, End of Period (In Millions)    $249     $224          $372     $575     $571
Ratio of Expenses to Average
 Net Assets Before Expense Offsets         2.0%     2.0%          1.8%     1.4%     1.4%
Ratio of Expenses to Average
 Net Assets                                1.8%     2.0%          1.8%     1.4%     1.4%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                    (1.4%)   (1.5%)        (1.2%)   (0.7%)   (1.0%)
Portfolio Turnover Rate/(c)/             261.2%   376.8%        629.8%   473.7%   178.1%



(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.




(b)Net investment income (loss) per share represents net investment income
   (loss) divided by the average shares outstanding throughout the period.


(c)Calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

YOUR INVESTMENT


STRONG GROWTH FUND -- INVESTOR CLASS

--------------------------------------------------------------------------------

                                          Dec. 31,      Dec. 31,    Dec. 31, Dec. 31, Dec. 31,
SELECTED PER-SHARE DATA/(A)/                2003          2002        2001     2000     1999
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                               $13.21        $17.68        $27.05   $35.66   $23.25
Income From Investment
 Operations:
  Net Investment Income (Loss)            (0.16)/(b)/   (0.18)/(b)/   (0.15)   (0.17)   (0.18)
  Net Realized and Unrealized
   Gains (Losses) on Investments           4.14         (4.29)        (9.15)   (3.21)   17.08
----------------------------------------------------------------------------------------------
  Total From Investment
   Operations                              3.98         (4.47)        (9.30)   (3.38)   16.90
Less Distributions:
  From Net Realized Gains                    --            --         (0.07)   (5.23)   (4.49)
----------------------------------------------------------------------------------------------
  Total Distributions                        --            --         (0.07)   (5.23)   (4.49)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Period           $17.19        $13.21        $17.68   $27.05   $35.66
==============================================================================================

RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------
Total Return                             +30.1%        -25.3%        -34.4%    -9.2%   +75.1%
Net Assets, End of Period (In Millions)  $1,366        $1,256        $2,022   $3,411   $3,354
Ratio of Expenses to Average
 Net Assets Before Expense Offsets         1.5%          1.6%          1.4%     1.2%     1.2%
Ratio of Expenses to Average
 Net Assets                                1.5%          1.6%          1.4%     1.2%     1.2%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                    (1.1%)        (1.2%)        (0.7%)   (0.6%)   (0.8%)
Portfolio Turnover Rate/(c)/             138.8%        248.5%        399.8%   366.3%   324.0%


(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

(b)Net investment income (loss) per share represents net investment income
   (loss) divided by average shares outstanding throughout the year.




(c)Calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                                                                YOUR INVESTMENT

STRONG GROWTH 20 FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                          Dec. 31,    Dec. 31, Dec. 31, Dec. 31, Dec. 31,
SELECTED PER-SHARE DATA/(A)/                2003        2002     2001     2000     1999
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                               $10.19        $14.74   $25.13   $30.63   $15.44
Income From Investment
 Operations:
  Net Investment Income (Loss)            (0.17)/(b)/   (0.21)   (0.15)   (0.10)   (0.08)
  Net Realized and Unrealized
   Gains (Losses) on Investments           2.94         (4.34)  (10.24)   (3.05)   16.60
-----------------------------------------------------------------------------------------
  Total From Investment
   Operations                              2.77         (4.55)  (10.39)   (3.15)   16.52
Less Distributions:
  From Net Realized Gains                    --            --       --    (2.35)   (1.33)
-----------------------------------------------------------------------------------------
  Total Distributions                        --            --       --    (2.35)   (1.33)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period           $12.96        $10.19   $14.74   $25.13   $30.63
=========================================================================================

RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------
Total Return                             +27.2%        -30.9%   -41.4%   -10.3%  +109.5%
Net Assets, End of Period (In Millions)    $253          $184     $361     $766     $466
Ratio of Expenses to Average
 Net Assets Before Expense Offsets         1.8%          1.9%     1.5%     1.3%     1.4%
Ratio of Expenses to Average
 Net Assets                                1.7%          1.9%     1.5%     1.3%     1.4%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                    (1.5%)        (1.5%)   (0.8%)   (0.4%)   (0.6%)
Portfolio Turnover Rate/(c)/             318.1%        460.8%   658.7%   521.0%   432.3%




(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

(b)Net investment income (loss) per share represents net investment income
   (loss) divided by the average shares outstanding throughout the period.


(c)Calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

YOUR INVESTMENT

STRONG LARGE CAP GROWTH FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                               Dec. 31, Dec. 31,   Dec. 31,    Dec. 31,  Oct. 31, Oct. 31,
SELECTED PER-SHARE DATA/(A)/     2003     2002       2001      2000/(b)/   2000     1999
------------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                      $16.51   $23.55   $34.77        $45.49    $41.52   $29.10
Income From Investment
 Operations:
  Net Investment Income
   (Loss)                        (0.10)   (0.08)   (0.02)         0.01     (0.16)   (0.03)
  Net Realized and Unrealized
   Gains (Losses) on
   Investments                    4.53    (6.96)  (11.20)        (4.81)    12.01    12.84
------------------------------------------------------------------------------------------
  Total From Investment
   Operations                     4.43    (7.04)  (11.22)        (4.80)    11.85    12.81
Less Distributions:
  From Net Investment
   Income                           --       --    (0.00)/(c)/      --        --    (0.01)
  From Net Realized Gains           --       --       --         (5.92)    (7.88)   (0.38)
------------------------------------------------------------------------------------------
  Total Distributions               --       --    (0.00)/(c)/   (5.92)    (7.88)   (0.39)
------------------------------------------------------------------------------------------
Net Asset Value, End of Period  $20.94   $16.51   $23.55        $34.77    $45.49   $41.52
=========================================================================================

RATIOS AND
SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
Total Return                    +26.8%   -29.9%   -32.3%        -10.3%    +28.1%   +44.3%
Net Assets, End of Period
 (In Millions)                    $644     $589     $976        $1,574    $1,769   $1,253
Ratio of Expenses to
 Average Net Assets
 Before Expense Offsets           1.3%     1.2%     1.1%          1.0%*     1.0%     1.0%
Ratio of Expenses to
 Average Net Assets               1.3%     1.2%     1.1%          1.0%*     1.0%     1.0%
Ratio of Net Investment
 Income (Loss) to Average
 Net Assets                      (0.5%)   (0.4%)   (0.1%)         0.1%*    (0.4%)   (0.1%)
Portfolio Turnover Rate         253.4%   443.2%   468.7%         68.6%    455.0%   402.3%


  *Calculated on an annualized basis.
(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)In 2000, the Fund changed its fiscal year-end from October to December.
(c)Amount calculated is less than $0.005.

                                                                YOUR INVESTMENT

STRONG LARGE COMPANY GROWTH FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                Dec. 31,     Dec. 31,    Sept. 30, Sept. 30, Sept. 30, Sept. 30,
SELECTED PER-SHARE DATA/(A)/      2003       2002/(b)/   2002/(c)/   2001      2000      1999
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                      $10.66       $10.25       $12.17    $19.15    $13.12    $ 9.80
Income From Investment
 Operations:
  Net Investment Income          (0.04)        0.00/(d)/    0.31      0.32      0.29      0.18
  Net Realized and Unrealized
   Gains (Losses) on
   Investments                    2.75/(e)/    0.45        (1.93)    (5.09)     6.26      3.33
------------------------------------------------------------------------------------------------
  Total From Investment
   Operations                     2.71         0.45        (1.62)    (4.77)     6.55      3.51
Less Distributions:
  From Net Investment
   Income                        (0.01)       (0.04)       (0.27)    (0.32)    (0.27)    (0.19)
  From Net Realized Gains           --           --        (0.03)    (1.89)    (0.25)       --
------------------------------------------------------------------------------------------------
  Total Distributions            (0.01)       (0.04)       (0.30)    (2.21)    (0.52)    (0.19)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period  $13.36       $10.66       $10.25    $12.17    $19.15    $13.12
================================================================================================

RATIOS AND
SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------
Total Return                    +25.4%        +4.4%       -13.7%    -26.2%    +50.7%    +36.0%
Net Assets, End of Period
 (In Millions)                     $71          $21          $18       $33       $37        $9
Ratio of Expenses to
 Average Net Assets
 Before Expense Offsets           1.8%         1.9%*        1.7%      1.6%      1.6%      3.1%
Ratio of Expenses to
 Average Net Assets               1.5%         1.3%*        1.5%      1.5%      1.5%      1.5%
Ratio of Net Investment
 Income (Loss) to Average
 Net Assets                      (0.5%)        0.2%*        2.3%      2.2%      1.8%      1.5%
Portfolio Turnover Rate/(f)/    229.0%        71.8%       311.3%    285.3%    180.8%    120.2%


  *Calculated on an annualized basis.
(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)In 2002, the Fund changed its fiscal year-end from September to December.
(c)Effective September 5, 2002, Strong Capital Management, Inc. assumed the investment advisory responsibilities from Rockhaven Asset Management, LLC.

(d)Amount calculated is less than $0.005 or 0.05%.


(e)Includes $0.01 in redemption fees.


(f)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

YOUR INVESTMENT

STRONG U.S. EMERGING GROWTH FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                        Dec. 31, Dec. 31, Dec. 31, Dec. 31, Dec. 31,
SELECTED PER-SHARE DATA/(A)/              2003     2002     2001     2000     1999
------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                               $10.02   $15.17   $19.17   $19.59   $10.00
Income From Investment
 Operations:
  Net Investment Income (Loss)            (0.20)   (0.24)   (0.23)   (0.19)   (0.11)
  Net Realized and Unrealized
   Gains (Losses) on Investments           5.08    (4.91)   (3.77)    0.22     9.99
------------------------------------------------------------------------------------
  Total From Investment
   Operations                              4.88    (5.15)   (4.00)    0.03     9.88
Less Distributions:
  From Net Realized Gains                    --       --       --    (0.45)   (0.29)
------------------------------------------------------------------------------------
  Total Distributions                        --       --       --    (0.45)   (0.29)
------------------------------------------------------------------------------------
Net Asset Value, End of Period           $14.90   $10.02   $15.17   $19.17   $19.59
====================================================================================

RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------
Total Return                             +48.7%   -34.0%   -20.9%    +0.3%   +98.9%
Net Assets, End of Period (In Millions)    $100      $58      $86     $112      $36
Ratio of Expenses to Average
 Net Assets Before Expense Offsets         1.8%     1.9%     1.6%     1.4%     1.9%
Ratio of Expenses to Average
 Net Assets                                1.7%     1.9%     1.6%     1.4%     1.8%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                    (1.6%)   (1.8%)   (1.5%)   (1.2%)   (1.5%)
Portfolio Turnover Rate                  100.3%   171.5%   168.2%   186.8%   281.1%


(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

                                                                   YOUR ACCOUNT

12B-1 FEES
--------------------------------------------------------------------------------

Each of the Endeavor Fund and the Large Company Growth Fund have adopted a Rule 12b-1 distribution and service plan for its Investor Class shares. Under the distribution and service plan, each Fund pays Strong Investments, Inc. (Distributor) or others (e.g., broker-dealers and financial advisors) a 12b-1 fee of 0.25% of average daily net assets to sell Investor Class shares and/or provide ongoing account services to distributors and shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These 12b-1 fees also compensate the Distributor for other expenses including: (1) printing and distributing prospectuses to persons other than shareholders and (2) preparing, printing, and distributing advertising and sales literature and reports to shareholders used for sales purposes. Because Rule 12b-1 fees are ongoing, over time these 12b-1 fees will increase the cost of your investment and may cost more than other types of sales charges. We and/or an affiliate, including the Distributor, may make payments from our own resources to brokers, financial advisors, or others for selling or servicing Fund shares.

YOUR ACCOUNT

SHARE PRICE
--------------------------------------------------------------------------------
Your price for buying, selling, or exchanging shares of a specific class of a Fund is the net asset value per share (NAV) for that class of shares. NAV is generally calculated as of the close of trading on the New York Stock Exchange
(NYSE) (usually 3:00 p.m., Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.


NAV is based on the value of the securities in a Fund's portfolio. Generally, market value is determined on the basis of information



--------------------------------------------------------------------------------
We determine the share price or NAV of a class of shares by dividing the Fund's net assets attributable to the class of shares (the value of the Fund's investments, cash, and other assets attributable to the class of shares minus the Fund's liabilities attributable to the class of shares) by the number of shares in the class outstanding.

--------------------------------------------------------------------------------

furnished by a pricing service or broker quotations, as appropriate.

FAIR VALUE PRICING

If pricing service information or broker quotations are not readily available, the Fund may price those securities using fair value procedures approved by the Board of Directors of the Strong Funds. A Fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures to price the same securities.


FOREIGN SECURITIES

Some of a Fund's portfolio securities may be listed on foreign exchanges that trade on days when we do not calculate a NAV. As a result, the value of a Fund's investments may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that we calculate a Fund's NAV. Events affecting the values of foreign securities that occur after the time a foreign exchange assigns a price to the foreign securities and before the time when we calculate a Fund's NAV, including movements of the domestic market, generally will be reflected in a Fund's NAV if we, under the

                                                                   YOUR ACCOUNT


supervision of the Board of Directors of the Strong Funds, determine that such events require fair valuation of those foreign securities that may be affected by the event.


MANAGING YOUR ACCOUNT
--------------------------------------------------------------------------------
This section describes the ways you can manage your account in the Fund. Some transactions and requests will require a signature guarantee. See "Additional Information" for examples.

ONLINE

At www.Strong.com, you can access Fund performance and portfolio holding information, portfolio manager commentaries, account options information, account history, balances, and recent dividend information. In addition, you can update your mailing address and add or make changes to an Automatic Investment Plan. Also, you can sign up to receive regulatory documents and other materials, daily transaction reports, and account statements electronically, or you can request that we discontinue electronic delivery. Additional planning tools and market information are also available. You can manage your account online in the following ways:


.. OPEN AN ACCOUNT

 Complete and submit our online application, or current investors may open an account by exchanging shares from another Strong account. There is a maximum initial investment of $25,000 per application for new online accounts funded electronically from your bank account.


.. MAKE ADDITIONAL INVESTMENTS

 With Express Purchase/SM/, you can make additional investments of up to $100,000 each to an existing account directly from your bank account.


.. EXCHANGE SHARES

 For accounts with the Exchange Option, you can exchange shares between Strong accounts with the same registered owners, address, and taxpayer identification number.

YOUR ACCOUNT


.. SELL SHARES

 For accounts with the Redemption Option, you can submit redemption requests for up to $250,000 each. You may have a check mailed to your account's address or have the proceeds either electronically transmitted to a pre-authorized bank account or, for the applicable fee, wired to a pre-authorized bank account.


BY MAIL
Please send all mail requests to Strong Funds, P.O. Box 2936, Milwaukee, WI 53201-2936. You can manage your account by mail in the following ways:

.. OPEN AN ACCOUNT
 Send a signed, completed application and a check or money order payable to Strong.

.. MAKE ADDITIONAL INVESTMENTS

 Send an Investment Form and a check or money order payable to Strong.


.. EXCHANGE SHARES

 Send written instructions, including your account number, the dollar amount or number of shares you wish to exchange, the names and signatures of all owners or other authorized persons to exchange shares between Strong accounts with the same registered owners and taxpayer identification number.


.. SELL SHARES

 Send written instructions, including your account number, the dollar amount or number of shares you wish to redeem, the names and signatures of all owners or other authorized persons and the account mailing address.


BY TELEPHONE

You may call 1-800-368-3863 to speak to a customer service representative. During times of unusual market activity, our customer service representatives may be busy, and you may experience a delay placing a telephone request. During these times, consider calling the Strong Direct(R) automated voice-recognition system at 1-800-368-7550 or using our web site at www.Strong.com. With Strong Direct, you

                                                                   YOUR ACCOUNT

can access current Fund share prices and other Fund information and account information. You can manage your account by telephone in the following ways:

.. OPEN AN ACCOUNT
 For accounts with the Exchange Option, you can exchange shares into a new Strong Fund.

.. MAKE ADDITIONAL INVESTMENTS

 With Express Purchase, you can make additional investments of up to $100,000 each to an existing account directly from your bank account.


.. EXCHANGE SHARES

 For accounts with the Exchange Option, you can exchange shares between Strong accounts with the same registered owners and taxpayer identification number.


.. SELL SHARES
 For accounts with the Redemption Option, you can have a check mailed to your account's address, electronically transmitted to a pre-authorized bank account, or, for the applicable fee, wired to a pre-authorized bank account.

AUTOMATICALLY
You can manage your account through automatic investment options in the following ways:

.. MAKE ADDITIONAL INVESTMENTS

 Automatic Investment Plan (AIP). An AIP allows you to make regular, automatic investments from your bank checking or savings account.



 Payroll Direct Deposit. The Payroll Direct Deposit Plan allows you to send all or a portion of your paycheck, Social Security check, military allotment, or annuity payment to the Fund of your choice.



 Dividends and Capital Gains. Your dividends and capital gains distributions will be automatically reinvested in additional shares, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically

YOUR ACCOUNT

 invested in another Strong Fund, or have them deposited into your bank account. If you elect to receive distributions paid by check, in its discretion, the Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. To change the current option for payment of dividends and capital gains distributions, please call 1-800-368-3863.

.. EXCHANGE SHARES
 The Automatic Exchange Plan allows you to make regular, automatic exchanges between Strong accounts.

.. SELL SHARES
 The Systematic Withdrawal Plan allows you to redeem a fixed sum from your account on a regular basis and send it electronically to a bank account or as a check to you or anyone you properly designate.

BY WIRE

Please call a customer service representative for wire instructions. Please note, your purchase order cannot be accepted until your wire payment is received by the Fund's agent. You can manage your account by wire in the following ways:



.. OPEN AN ACCOUNT


 Prior to your investment, a signed, completed application must be on file with the Fund's transfer agent.


.. MAKE ADDITIONAL INVESTMENTS

.. SELL SHARES

 For accounts with the Redemption Option and for the applicable fee, you can call a customer service representative to have the proceeds wired to a pre-authorized bank account.


THROUGH THIRD PARTIES

When you transact through a third party (rather than directly with us), the policies and fees may be different than described in this prospectus. Banks, broker-dealers, 401(k) plans, financial advisors,

                                                                   YOUR ACCOUNT


insurance companies, third-party administrators, and financial supermarkets (collectively, "financial intermediaries") may charge transaction and other fees and may set different investment minimums or limitations on buying or selling shares. The Fund may require financial intermediaries to transact through a registered clearing agency, such as the National Securities Clearing Corporation. Consult your financial intermediary for details. Broker-dealers, including the Distributor and other financial intermediaries, may sponsor or participate in promotional programs in which investors receive incentives for establishing an account with the financial intermediary and/or for purchasing shares of the Strong Funds. Contact your financial intermediary, or consult the statement of additional information for more information on these programs. We and/or an affiliate, including the Distributor, may make payments from our own resources to financial intermediaries for selling or servicing Fund shares. You can manage your account through a third party in the following ways:


.. OPEN AN ACCOUNT

.. MAKE ADDITIONAL INVESTMENTS

.. EXCHANGE SHARES

.. SELL SHARES

IN PERSON
Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our web site or call a customer service representative for hours, directions, and the locations of our other Investor Centers.

YOUR ACCOUNT


INVESTMENT MINIMUMS
--------------------------------------------------------------------------------
When buying shares, you must meet the following investment minimum requirements:

                                  Initial Investment Additional Investment
                                  Minimum            Minimum
      --------------------------------------------------------------------
      Regular accounts            $2,500                     $100
      Coverdell Education Savings $1,000                     $100
      Accounts, traditional IRAs,
      Roth IRAs, SEP IRAs, and
      UGMA/UTMA accounts
      SIMPLE IRAs and 403(b)(7),  the lesser of              $50
      Keogh, Pension Plan, Profit $250 or $25
      Sharing Plan, and           per month
      401(k) Plan accounts*

--------------------------------------------------------------------------------


*If you open an employer-sponsored retirement plan account for which we provide or for which one of our alliance partners provides document or administrative services, there is no initial investment minimum.


ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
ACCOUNT OPTIONS AND SERVICES
Some account options and services are added to your account when it is opened, unless you choose otherwise, and some require registration. In addition, some options and services may be subject to additional restrictions or conditions. Visit our web site or call a customer service representative for more information or to request a Shareholder Account Options form.


CUSTOMER IDENTIFICATION REQUIREMENT


We are required to obtain certain personal information from you in order to verify your identity. If you do not provide this information, we may be unable to open an account for you. In certain circumstances, we may rely on a financial intermediary to assist with the verification of your identity. If we are unable to verify your identity, we may, without prior notice to you, reject

                                                                   YOUR ACCOUNT


additional purchases, suspend account options, close your account and redeem your shares at the next NAV minus any applicable sales charge, and/or take other action we deem reasonable. You will be responsible for any losses, taxes, expenses, fees, or other results of these actions.


DUPLICATE COPIES OF DOCUMENTS
Upon your request and for the applicable fee, you may obtain duplicate copies of documents, such as account statements and tax forms. Please call a customer service representative for more information.

EARLY REDEMPTION FEE

The Large Company Growth Fund assesses a 1.00% fee, based on the redeemed shares' market value, on redemptions (including exchanges) of Fund shares held for 360 calendar days or less after purchase. Redemption fees are paid to the Fund. The Fund uses the "first-in, first-out" (FIFO) method to determine the 360-day holding period. Redemption fees are not applicable to shares purchased through reinvested dividends and distributions.


EXCHANGING SHARES

An exchange of shares between Strong accounts is considered a sale and a purchase of shares for several purposes, including tax purposes, and may result in a capital gain or loss. Some Strong Funds charge a redemption fee as described in the appropriate Fund's prospectus. The Large Company Growth Fund assesses an early redemption fee of 1.00%, based on the redeemed share's market value, for shares held 360 calendar days or less after purchase. Purchases by exchange are subject to the investment requirements and other criteria of the Fund and class purchased. Please ask us for the appropriate prospectus, and read it before investing in any of the Strong Funds.


HOUSEHOLDING
If we mail financial reports, prospectuses, or other regulatory material directly to you, we attempt to reduce the volume of mail you receive by sending only one copy of these documents to your household. You can call us at 1-800-368-3863 or write to us at the address listed on the back of this prospectus to request

YOUR ACCOUNT

(1) additional copies free of charge or (2) that we discontinue our practice of householding regulatory materials.

LOW BALANCE ACCOUNT FEE

Because of the high cost of maintaining small accounts, an annual low balance account fee of $25 (or the value of the account if the account value is less than $25) will be charged to all accounts that fail to meet the initial investment minimum. The fee, which is payable to the transfer agent, will not apply to shareholders whose combined Strong Funds assets total $100,000 or more. We will waive the fee if an account balance falls below the account's initial investment minimum due solely to market fluctuations.




PURCHASES IN KIND
You may, if we approve, purchase shares of a Fund with securities that are eligible for purchase by the Fund (consistent with the Fund's investment restrictions, policies, and objectives) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies.

PURCHASING SHARES

We only accept checks payable to Strong. We do not accept cash, checks drawn on banks outside the U.S., or credit card checks, and we may refuse checks if Strong is not the original payee. You will be charged $25 for every check or Electronic Funds Transfer returned unpaid. When all or a portion of a purchase is received for investment without a clear Fund designation or for investment in one of our closed classes or Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Strong Money Market Fund. We will treat your inaction as approval of this purchase, until you later direct us to sell or exchange these shares of the Strong Money Market Fund, at the next NAV calculated after we accept your order.


RETIREMENT ACCOUNTS
We offer a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on:

.. INDIVIDUAL RETIREMENT PLANS, including traditional IRAs and Roth IRAs, call
  1-800-368-3863.

                                                                   YOUR ACCOUNT


.. QUALIFIED RETIREMENT PLANS, including SIMPLE IRAs, SEP IRAs, 403(b)(7)s,
  Keoghs, Pension Plans, Profit Sharing Plans, and 401(k) Plans, call 1-800-368-2882.

There may be special distribution requirements for a retirement account. For more information, call the appropriate number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 and a $50 fee for transferring assets to another custodian or for closing a retirement account. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SELLING SHARES

After your redemption request is accepted, we normally send your proceeds on the next day NAV is calculated (Business Day). Proceeds transmitted electronically will usually arrive at your bank two banking days after we process your transaction. Proceeds transmitted by wire will usually arrive at your bank the first banking day after we process your transaction. If no direction is provided as to how or where to deliver the proceeds, we may mail a check to the address on the account. Because the post office will not forward checks, please notify us if your address has changed. If you recently purchased shares, the payment of your redemption may be delayed up to ten days to allow the purchase payment to clear. If you request a specific dollar amount to be redeemed, and due to market fluctuations the account balance is less than the requested amount, we may redeem the remaining account balance. In some cases, your request will require a signature guarantee in order to process the redemption. Review the "Signature Guarantees" section that follows for details.



SHORT-TERM TRADING


The Fund attempts to deter short-term trading that may be disruptive to the efficient management of the Fund. The Fund may consider several factors when evaluating shareholder trading activities, including, but not limited to: (1) the amount of a

YOUR ACCOUNT


transaction; (2) the frequency of transactions; (3) the time frame between which purchases and redemptions (including exchanges) are executed; and (4) the Fund's asset size. Shareholders who engage in such trading may be subject, without prior notice, to action by or on behalf of the Fund, including, but not limited to: (1) a request to cease such activities; (2) rejection of any or all future purchase requests in one, several, or all Strong Funds; or (3) a refusal of, change to, discontinuance of, or temporary suspension of any or all account services.



Although the Fund attempts to deter this type of trading, it may not always be successful because, among other things, Fund shares may be purchased and redeemed indirectly by underlying shareholders aggregated in omnibus accounts maintained by brokers, retirement plans, fee-based investment programs, and other intermediaries. The Fund may receive limited information about transactions by an underlying shareholder in such accounts. Therefore, the Fund cannot always know about or reasonably be expected to detect potentially disruptive short-term trading.



If the Fund is unable to deter this type of trading, it may adversely affect the long-term performance of the Fund by requiring the Fund to maintain larger amounts of cash or cash-type securities than the Fund's manager might otherwise choose to maintain, or to liquidate portfolio holdings at a disadvantageous time, thereby increasing brokerage, administrative, and other expenses.


SIGNATURE GUARANTEES

A Medallion signature guarantee is designed to protect shareholders and a Fund against fraudulent transactions by unauthorized persons. The transactions for which a Fund will require such a signature guarantee for all authorized owners of an account include but are not limited to:



.. When requesting that redemption proceeds be sent to a different name or address than is registered on an account, including another Strong account,

                                                                   YOUR ACCOUNT



.. When establishing a bank address with no owner(s) in common with the Strong account owner(s) or when all Strong joint account owners are not also bank account owners,



.. When transferring the ownership of an account to another individual or organization,



.. When requesting to redeem or redeposit shares that have been issued in certificate form,


.. If adding/changing a name or adding/removing an owner on an account, and

.. If adding/changing the beneficiary on a transfer-on-death account.


A Medallion signature guarantee may be required at our discretion to initiate a redemption (including exchanges and transfers).


A Medallion signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. Please note that a notary public stamp or seal is not a substitute for a Medallion signature guarantee.

TELEPHONE AND ELECTRONIC TRANSACTIONS
We use reasonable procedures to confirm that telephone and electronic transaction requests are genuine and may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received by telephone or electronically, provided we reasonably believe the instructions were genuine. For transactions through our automated voice-recognition system and our web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN, or password.

YOUR ACCOUNT


VERIFICATION OF ACCOUNT STATEMENTS
Contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

DISTRIBUTIONS
--------------------------------------------------------------------------------
DISTRIBUTION POLICY

To the extent they are available, each Fund, except the Blue Chip Fund, generally pays you dividends from net investment income and distributes net realized capital gains at least annually. To the extent they are available, the Blue Chip Fund generally pays you dividends from net investment income quarterly and distributes net realized capital gains at least annually. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains.


REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
Your dividends and capital gains distributions will be automatically reinvested in additional Investor Class shares of the Fund unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account. If you elect to receive distributions by check, in its discretion, the Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. To change the current option for payment of dividends and capital gains distributions, please call 1-800-368-3863.

                                                                   YOUR ACCOUNT


TAXES
--------------------------------------------------------------------------------
TAXABLE DISTRIBUTIONS



For federal tax purposes, any distributions you receive of net investment income (excluding qualified dividend income) and net short-term capital gains are generally taxable as ordinary dividend income at your income tax rate. Distributions of net long-term capital gains are generally taxable as long-term capital gains. This is generally true



--------------------------------------------------------------------------------
Generally, if your investment is in a traditional IRA or other TAX-DEFERRED ACCOUNT, your dividends and distributions will not be taxed at the time they are paid but instead at the time you withdraw them from your account.

--------------------------------------------------------------------------------


no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. Distributions of qualified dividend income generally will be taxable at long-term capital gains rates. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them. In addition, the active trading approach of each Fund may increase the amount of distributions that you receive from the Fund.


RETURN OF CAPITAL
If your Fund's distributions exceed its earnings and profits, all or a portion of those distributions may be treated as a return of capital to you, which will generally reduce the cost basis of your shares. Such distributions may also be treated as a sale of your shares.


YEAR-END TAX STATEMENT


To assist you in tax preparation, after the end of each calendar year, we will send you a statement of your Fund's net investment income, dividends (designating qualified dividend income), and net capital gains distributions (Form 1099).

YOUR ACCOUNT


BACKUP WITHHOLDING

By law, we must withhold 28% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security number or taxpayer identification number.


Because everyone's tax situation is unique, you should consult your tax professional for assistance.


--------------------------------------------------------------------------------
Unless your investment is in a tax-deferred retirement account such as an IRA, YOU MAY WANT TO AVOID:
.. Investing a large amount in a Fund close to the end of the calendar year. If the Fund makes a capital gains distribution, you may receive some of your investment back as a taxable distribution.

.. Selling shares of a Fund at a loss if you have purchased (including by reinvesting dividends and distributions) additional shares of the same Fund within 30 days prior to the sale or if you plan to purchase additional shares of the same Fund within 30 days following the sale. This is called a wash sale, and you will not be allowed to claim a tax loss on the transaction.


--------------------------------------------------------------------------------

                                                                   YOUR ACCOUNT

RESERVED RIGHTS
--------------------------------------------------------------------------------
We reserve the right to:


.. Refuse, change, discontinue, or temporarily suspend account services, including, but not limited to, exchange, automatic investment or redemption plans, or telephone, facsimile, and online account services, for any reason.



.. Reject any purchase request for any reason, including exchanges from other
  Strong Funds and automatic investment plan purchases.


.. Change the minimum or maximum investment amounts.


.. Delay sending out redemption proceeds for up to seven days.


.. Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.


.. Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of a Fund's assets.


.. Close any account that does not meet minimum investment requirements. We will give you 60 days' notice to increase your balance to the required minimum.

.. Waive the initial investment minimum at our discretion.

.. Reject any purchase or redemption request that does not contain all required documentation.

.. Amend or terminate purchases in kind at any time.

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

FOR MORE INFORMATION
--------------------------------------------------------------------------------
More information is available upon request at no charge, including:

SHAREHOLDER REPORTS: Additional information is available in the annual and semiannual report to shareholders. These reports contain a letter from management, discuss recent market conditions and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies, strategies, risks, and techniques. A current SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

TO REQUEST INFORMATION OR TO ASK QUESTIONS:

           BY TELEPHONE                     FOR HEARING-IMPAIRED
           1-414-359-1400 or 1-800-368-3863 (TDD)  1-800-999-2780
           BY MAIL                          BY OVERNIGHT DELIVERY
           Strong Funds                     Strong Funds
           P.O. Box 2936                    900 Heritage Reserve
           Milwaukee, WI 53201-2936         Menomonee Falls, WI 53051

             ON THE INTERNET                    BY E-MAIL
             View online or download documents: service@Strong.com
             Strong Funds: www.Strong.com
             SEC*: www.sec.gov

This prospectus is not an offer to sell securities in places other than the United States and its territories.


*Information about a Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may call the SEC at
 (202) 942-8090 for information about the operation of the Public Reference Room. Reports and other information about Fund are also available from the EDGAR Database on the SEC's web site at www.sec.gov. You may obtain a copy of this information, after paying a duplicating fee, by sending a written request to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by sending an e-mail request to publicinfo@sec.gov.


Strong Blue Chip Fund, a series of Strong Conservative Equity Funds, Inc., SEC file number: 811-07656
Strong Discovery Fund, a series of Strong Discovery Fund, Inc., SEC file number: 811-05341
Strong Endeavor Fund, a series of Strong Opportunity Fund, Inc., SEC file number: 811-03793
Strong Enterprise Fund, a series of Strong Equity Funds, Inc., SEC file number:
811-08100
Strong Growth Fund, a series of Strong Equity Funds, Inc., SEC file number:
811-08100
Strong Growth 20 Fund, a series of Strong Equity Funds, Inc., SEC file number:
811-08100
Strong Large Cap Growth Fund, a series of Strong Large Cap Growth Fund, Inc., SEC file number: 811-03254
Strong Large Company Growth Fund, a series of Strong Equity Funds, Inc., SEC file number: 811-08100

Strong U.S. Emerging Growth Fund, a series of Equity Funds, Inc., SEC file number: 811-08100

          Please find STRONG'S PRIVACY POLICY inside this back cover.


                       RT43437 05-04 0405GRT/WH2020 05-04

                                    [GRAPHIC]




                                 ADVISOR CLASS







                                                       Prospectus | May 1, 2004





                                                                  STRONG Equity




                                                                          FUNDS


                                                         Strong Enterprise Fund

                                                             Strong Growth Fund

                                                          Strong Growth 20 Fund

                                                  Strong Growth and Income Fund

                                                        Strong Opportunity Fund




 As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved of these securities or determined if the information in this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.



[LOGO] STRONG

TABLE OF CONTENTS


YOUR INVESTMENT


KEY INFORMATION

What are the Funds' objectives?................................................1


What are the Funds' principal investment strategies?...........................1


What are the main risks of investing in the Funds?.............................3


What are the Funds' fees and expenses?........................................12


Who are the Funds' investment advisor and portfolio managers?.................14


OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

Legal and Regulatory Matters..................................................16


Affiliated Advisory Programs..................................................18


Initial Public Offerings......................................................19


Percentage Restrictions.......................................................19


Comparing the Funds...........................................................20


Financial Highlights..........................................................20



YOUR ACCOUNT



Share Price...................................................................26


12b-1 Fees....................................................................27




Managing Your Account.........................................................27


Investment Minimums...........................................................30


Additional Information........................................................30


Distributions.................................................................35


Taxes.........................................................................35


Reserved Rights...............................................................37


For More Information..........................................................44


In this prospectus, "we," "us," or "our" refers either to Strong Capital Management, Inc., the investment advisor for the Strong Funds, or Strong Investor Services, Inc., the administrator and transfer agent for the Strong Funds.

  Please find STRONG'S PRIVACY POLICY inside the back cover of this booklet.

                                                                YOUR INVESTMENT

KEY INFORMATION

WHAT ARE THE FUNDS' OBJECTIVES?
--------------------------------------------------------------------------------
The STRONG ENTERPRISE FUND, the STRONG GROWTH FUND, the STRONG GROWTH 20 FUND, and the STRONG OPPORTUNITY FUND seek capital growth.

The STRONG GROWTH AND INCOME FUND seeks high total return by investing for capital growth and income.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

The ENTERPRISE FUND invests, under normal conditions, in equity securities of small- and medium-capitalization companies, though it may invest in companies of any size. It focuses on companies that the manager believes are positioned for rapid growth of revenue and earnings. The Fund's manager strives to find leading companies in rapidly growing industries such as business services, computer and digital products, financial services, healthcare services, Internet-related companies, medical technology, retail, and telecommunications. Companies that have the potential for accelerated earnings growth because of management changes, new products, or changes in the economy also may be attractive candidates for the portfolio. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may also invest up to 25% of its net assets in foreign securities. In addition, the Fund may utilize an active trading approach. If there is a change in the company's growth prospects or a deterioration in the company's fundamental qualities, the manager may sell that company's stock.



The GROWTH FUND focuses, under normal conditions, on equity securities of companies that its manager believes have superior prospects for dynamic growth of revenues and/or earnings relative to earnings, cash flow, or asset value. The Fund focuses on

YOUR INVESTMENT


companies that dominate their market, are establishing a new market, or are undergoing dynamic change. The portfolio can include stocks of any size. Although the Fund can invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity) and may utilize an active trading approach. The manager may sell a stock when the company's growth prospects become less attractive.



The GROWTH 20 FUND focuses, under normal conditions, on stocks of 20 to 30 companies that its manager believes have favorable prospects for above average and sustainable growth earnings and revenue. The portfolio can include equity securities of any size. Although the Fund can invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest up to 25% of its net assets in foreign securities. In addition, the Fund may utilize an active trading approach. The manager may sell a holding when there is, among other things, a fundamental change in the outlook for the company (e.g., a change in management or reduction in earnings) or to take advantage of a better investment opportunity.



The GROWTH AND INCOME FUND, under normal conditions, focuses primarily on the equity securities of large-capitalization, dividend-paying U.S. companies that offer the potential for capital growth. The manager's investment philosophy is that the stocks of companies with strong relative earnings growth will perform well over time. To choose investments, the manager focuses on those companies that are improving their returns on invested capital. The manager also utilizes fundamental analysis such as management interviews and financial statement analysis. In addition, screening techniques are used to identify undervalued securities, improving returns, and earnings growth. The Fund may utilize an active trading approach. The manager may sell a holding when it no longer fits the selection criteria or when its price becomes excessive.



The OPPORTUNITY FUND invests, under normal conditions, primarily in equity securities of medium-capitalization companies that the Fund's managers believe are underpriced, yet have attractive growth

                                                                YOUR INVESTMENT

prospects. The managers base the analysis on a company's "private market value" -- the price an investor would be willing to pay for the entire company given its management, financial health, and growth potential. The managers determine a company's private market value based on a fundamental analysis of a company's cash flows, asset valuations, competitive situation, and franchise value. The managers may sell a stock when its price no longer compares favorably with the company's private market value.


The managers of each Fund may invest up to 100% of the Fund's assets in cash or cash-type securities (including high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Fund's managers determine that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the Fund earning a lower return than it would have otherwise achieved if the managers had not adopted a temporary defensive position. In this case, the Fund may not achieve its investment objective.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?
--------------------------------------------------------------------------------

STOCK RISKS: Each Fund's major risks are those of investing in the stock market. This means the Funds may experience sudden, unpredictable declines in value, as well as periods of poor performance. Because stock values go up and down, the value of the Fund's shares may go up and down. Therefore, when you sell your investment, you may receive more or less money than you originally invested.



ACTIVE MANAGEMENT RISK: Each Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by each Fund's managers will produce the desired results.


ACTIVE TRADING RISK: For the Enterprise Fund, Growth Fund, Growth 20 Fund, and Growth and Income Fund, an active trading approach may increase the Funds' costs and reduce the Funds' performance.

YOUR INVESTMENT



DERIVATIVES RISK: The Growth Fund uses derivatives (including futures and options) for hedging and other nonspeculative purposes, but such uses still expose the Fund to certain risks. When derivatives are used by the Fund to hedge its exposure on a different security or asset, there is the risk to the Fund that movement in the value of the derivative and the hedged security or asset are not perfectly matched at all times (correlation risk). When investing in futures, the Fund is also exposed to the risk that the future value of the underlying asset (e.g., security or commodity) may be higher or lower than the agreed sale or purchase price, respectively, by the Fund (margin risk). When the Fund writes put and call options, the Fund is also exposed to the risk of future declines (in the case of a written put option) or future increases (in the case of a written call option) in the value of the underlying asset which the Fund has agreed to purchase or sell, respectively (cover risk). When purchasing options, the Fund is exposed to the potential loss of the option purchase price (premium risk). To the extent required by law, the Fund will cover the financial risk created by using derivatives (including writing put and call options) either by holding the underlying assets, purchasing or selling offsetting positions or designating liquid assets to cover such financial exposure. Derivatives (especially derivatives created in the "over-the-counter" market) are generally illiquid (liquidity risk), and the market for derivatives is largely unregulated. The Fund's use of derivatives may not always be a successful strategy, and using them could lower the Fund's return. For more information on derivatives, consult the Fund's statement of additional information.



FOREIGN RISKS: The Enterprise Fund and the Growth 20 Fund invest in securities that may be directly or indirectly subject to one or more of the following foreign-related risks: risks created by currency-rate fluctuations, foreign political and economic instability, financial reporting standards, foreign taxes, and foreign securities markets and issuer regulations. Foreign securities may be less liquid than domestic securities.


GROWTH- AND VALUE-STYLE INVESTING RISKS: Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. The Enterprise

                                                                YOUR INVESTMENT


Fund, Growth Fund, and Growth 20 Fund invest in growth-style stocks. The Growth and Income Fund and Opportunity Fund invest in growth- and value-style stocks. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company's growth earnings potential. Also, since growth companies usually invest a higher portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. The Funds' performance may at times be better or worse than the performance of Funds that focus on other types of stocks or that have a broader investment style. In addition, value stocks may not increase in price or pay dividends as anticipated by the Funds' manager or may decline even further if (1) other investors fail to recognize the company's value, (2) other investors favor investing in faster-growing companies, or (3) the factors that the manager believes will increase the price do not occur.


NONDIVERSIFIED PORTFOLIO RISK: The Growth 20 Fund is nondiversified, so compared to a diversified Fund, it may take larger positions in individual stocks. As a result, the shares of this Fund are likely to fluctuate in value more than those of a Fund investing in a broader range of securities.


NOT INSURED RISK: An investment in the Fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.



SECTOR RISK: To the extent each of the Enterprise Fund, Growth Fund, and Growth 20 Fund invests in a particular sector, it is subject to the risks of that sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years. In addition, the sectors that dominate the market change over time. For more information on sector risk, consult the Fund's statement of additional information.


SMALL AND MEDIUM COMPANIES RISKS: For the Growth Fund, Growth 20 Fund, and Opportunity Fund, medium-capitalization companies,

YOUR INVESTMENT

and for the Enterprise Fund, small- and medium-capitalization companies, often have narrower markets and more limited managerial and financial resources than larger, more-established companies. As a result, the companies' performance can be more volatile, and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio. Generally, the smaller the company size, the greater these risks.

The Funds are appropriate for investors who are comfortable with the risks described here and whose financial goals are five or more years in the future. The Funds are not appropriate for investors concerned primarily with principal stability. It is possible to lose money by investing in the Funds.

FUND STRUCTURE
Each of the Funds has adopted a multiple class plan and may offer one or more classes of shares. Only the Advisor Class shares are offered in this prospectus. The principal differences among the classes are each class' sales charges, if any, and annual expenses. Each class may also pay different administrative and transfer agency fees and expenses. The Advisor Class shares are subject to distribution fees and expenses under a Rule 12b-1 plan. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of an investment in Advisor Class shares and may cost you more than paying other types of sales charges.

FUND PERFORMANCE

The following return information illustrates how the performance of the Funds' Advisor Class shares can vary, which is one indication of the risks of investing in the Funds. The information also provides some indication of the risks of investing in the Funds by showing how each Fund's average annual returns, which reflect Fund expenses, compare with returns of a broad measure of market performance and an index of funds with similar investment objectives, which are unmanaged, have no expenses, and are unavailable for investment. Please keep in mind that the past performance of each Fund, before and after taxes, does not

                                                                YOUR INVESTMENT

represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

Performance results for the Advisor Class shares of the Enterprise Fund, the Growth Fund, the Growth 20 Fund, and the Opportunity Fund, which were first offered on February 24, 2000, and the Advisor Class shares of the Growth and Income Fund, which were first offered on February 29, 2000, are based on the historical performance of each Fund's Investor Class shares from the inception of each Fund through February 23, 2000, and February 28, 2000, respectively, recalculated to reflect the higher annual expense ratio applicable to the Advisor Class shares. The Investor Class shares of these Funds are not offered by this prospectus. The returns for the Advisor Class shares are similar to those of the Investor Class shares, because each is invested in the same portfolio of securities and the differences generally relate to the differences in the fees and expenses of each class of shares.

YOUR INVESTMENT

                                    [CHART]

                          CALENDAR YEAR TOTAL RETURNS

Year                   Opportunity          Growth      Growth and Income
----                   -----------        ---------     -----------------
1994                       2.86%           16.91%              --
1995                      26.88%           40.58%              --
1996                      17.77%           19.16%           31.59%
1997                      23.06%           18.69%           30.07%
1998                      15.13%           26.60%           32.63%
1999                      32.98%           74.54%/(1)/      31.91%
2000                       8.21%           -9.53%          -10.46%
2001                      -5.08%          -34.54%          -20.22%
2002                     -27.11%          -25.26%          -21.67%
2003                      37.26%           30.06%           24.42%

BEST AND WORST QUARTERLY PERFORMANCE

(During the periods shown above)

Fund name                   Best quarter return            Worst quarter return
-------------------------------------------------------------------------------
Opportunity                 21.37% (2nd Q 2003)            -20.54% (3rd Q 2002)
Growth                      54.82% (4th Q 1999)            -27.49% (1st Q 2001)
Growth and Income           23.28% (4th Q 1998)            -17.81% (1st Q 2001)


/(1)/The Enterprise Fund's, Growth Fund's, and Growth 20 Fund's calendar year total returns for 1999 were primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect that such favorable returns can be consistently achieved.

                                                                YOUR INVESTMENT

                                    [CHART]

                          CALENDAR YEAR TOTAL RETURNS

                         Growth 20                 Enterprise
                        ----------                ------------
1998                      36.16%                      --
1999                     108.94%/(1)/             186.92%/(1)/
2000                     -10.60%                  -29.95%
2001                     -41.38%                  -22.15%
2002                     -30.63%                  -28.04%
2003                      27.48%                   37.39%

BEST AND WORST QUARTERLY PERFORMANCE

(During the periods shown above)

Fund name                Best quarter return                Worst quarter return
--------------------------------------------------------------------------------
Growth 20                64.79% (4th Q 1999)                -28.93% (1st Q 2001)
Enterprise               71.14% (4th Q 1999)                -24.36% (4th Q 2000)



/(1)/The Enterprise Fund's, Growth Fund's, and Growth 20 Fund's calendar year total returns for 1999 were primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect that such favorable returns can be consistently achieved.

YOUR INVESTMENT

                         AVERAGE ANNUAL TOTAL RETURNS
                                As of 12-31-03

                                                                Since Fund
   Fund/Index                            1-Year 5-Year 10-Year Inception/(1)/
   --------------------------------------------------------------------------
   ENTERPRISE
    Return Before Taxes                  37.39%  9.12%   --       16.98%
    Return After Taxes on Distributions  37.39%  8.72%   --       16.57%
    Return After Taxes on Distributions
    and Sale of Fund Shares              24.30%  7.71%   --       14.80%
   Russell Midcap(R) Index (reflects no
   deduction for fees, expenses,
   or taxes)/(2)/                        40.06%  7.23%   --       10.38%
   Lipper Mid-Cap Growth Funds Index
   (reflects no deduction for fees,
   expenses, or taxes)/(3)/              35.42%  2.18%   --        6.66%
   GROWTH
    Return Before Taxes                  30.06%  0.10% 11.45%     11.45%
    Return After Taxes on Distributions  30.06% -1.66%  9.48%      9.48%
    Return After Taxes on Distributions
    and Sale of Fund Shares              19.54% -0.42%  9.26%      9.26%
   S&P 500 Index (reflects no deduction
   for fees, expenses, or taxes)/(4)/    28.67% -0.57% 11.06%     11.06%
   Lipper Multi-Cap Growth Funds Index
   (reflects no deduction for fees,
   expenses, or taxes)/(3)/              35.38% -1.76%  7.96%      7.96%
   GROWTH 20
    Return Before Taxes                  27.48% -0.64%   --        6.43%
    Return After Taxes on Distributions  27.48% -1.72%   --        5.50%
    Return After Taxes on Distributions
    and Sale of Fund Shares              17.86% -0.98%   --        5.18%
    S&P 500 Index (reflects no
    deduction for fees, expenses,
    or taxes)/(4)/                       28.67% -0.57%   --        5.10%
    Lipper Multi-Cap Growth Funds
    Index (reflects no deduction for
    fees, expenses, or taxes)/(3)/       35.38% -1.76%   --        3.51%

--------------------------------------------------------------------------------

                                                       (continued on next page)

                                                                YOUR INVESTMENT

                                As of 12-31-03

                                                                  Since Fund
Fund/Index                            1-Year   5-Year    10-Year Inception/(1)/
-------------------------------------------------------------------------------
GROWTH AND INCOME
 Return Before Taxes                  24.42% -1.69%        --        9.61%
 Return After Taxes on Distributions  24.36% -1.78%        --        9.26%
 Return After Taxes on Distributions
 and Sale of Fund Shares              15.92% -1.45%/(5)/   --        8.28%
S&P 500 Index (reflects no deduction
for fees, expenses, or taxes)/(4)/    28.67% -0.57%        --        9.38%
Lipper Large-Cap Core Funds Index
(reflects no deduction for fees,
expenses, or taxes)/(3)/              24.80% -1.08%        --        8.08%
OPPORTUNITY
 Return Before Taxes                  37.26%  6.45%      11.52%     14.76%
 Return After Taxes on Distributions  37.26%  4.87%       9.12%     12.67%
 Return After Taxes on Distributions
 and Sale of Fund Shares              24.22%  4.90%       8.87%     12.29%
Russell Midcap(R)Index (reflects no
deduction for fees, expenses,
or taxes)/(2)/                        40.06%  7.23%      12.18%     13.27%
Lipper Multi-Cap Core Funds Index
(reflects no deduction for fees,
expenses, or taxes)/(3)/              31.31%  1.37%       9.73%     11.16%

--------------------------------------------------------------------------------

/(1)/The Enterprise Fund, Growth Fund, Growth 20 Fund, and Opportunity Fund commenced operations on September 30, 1998, December 31, 1993, June 30, 1997, and December 31, 1985, respectively, and first offered Advisor Class shares on February 24, 2000. The Growth and Income Fund commenced operations on December 29, 1995, and first offered Advisor Class shares on February 29, 2000.



/(2)/The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index.


/(3)/The Lipper Large-Cap Core Funds Index, the Lipper Mid-Cap Growth Funds Index, the Lipper Multi-Cap Core Funds Index, and the Lipper Multi-Cap Growth Funds Index are averages of the 30 largest funds in their respective Lipper category.


/(4)/The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation.


/(5)/Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

YOUR INVESTMENT


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. After-tax returns are not relevant to investments through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

From time to time, the Growth 20 Fund's performance was significantly enhanced through investments in initial public offerings (IPOs). In addition, the effect of IPOs purchased when the Fund's asset base was small may have been magnified. Given these circumstances, you should not expect that such enhanced returns can be consistently achieved. Please consider this before investing.

WHAT ARE THE FUNDS' FEES AND EXPENSES?
--------------------------------------------------------------------------------
This section describes the fees and expenses that you may pay if you buy and hold shares of the Funds.


The costs of operating the Funds are deducted from Fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they do not appear on your account statement but instead reduce the total return you receive from your Fund investment.



The following Annual Fund Operating Expenses table and Example table are based on actual expenses incurred during each Fund's fiscal period ended December 31, 2003. Please keep in mind that, as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal period may be significantly different than those shown.


SHAREHOLDER FEES
(fees paid directly from your investment)

The Advisor Class shares of each Fund are 100% no-load, so you pay no up-front sales load to buy or sell shares.

                                                                YOUR INVESTMENT




ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS)

(expenses that are deducted from Fund assets)



                                                        Total Annual
                            Management   12b-1 Other    Operating
          Fund              Fees         Fees  Expenses Expenses/(2)/
          -----------------------------------------------------------
          Enterprise          0.75%/(1)/ 0.25%  0.53%      1.53%
          Growth              0.75%/(1)/ 0.25%  0.57%      1.57%
          Growth 20           0.75%/(1)/ 0.25%  0.56%      1.56%
          Growth and Income   0.55%      0.25%  0.55%      1.35%
          Opportunity         0.75%/(1)/ 0.25%  0.56%      1.56%



/(1)/The Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels.


/(2)/The Funds participated in a program under which they received a credit for part of the brokerage commission paid in transactions with participating brokers. This credit was applied to the Funds' Other Expenses that were not attributable to Strong or its affiliates. Total Annual Operating Expenses do not reflect these credits or any other expense reimbursements or fee waiver arrangements for the Funds. After giving effect to these credits, expense reimbursements, and fee waiver arrangements, Total Annual Operating Expenses as of December 31, 2003, were 1.50% for the Enterprise Fund, 1.55% for the Growth Fund, 1.54% for the Growth 20 Fund, 1.34% for the Growth and Income Fund, and 1.55% for the Opportunity Fund. Voluntary expense reimbursements and fee waiver arrangements may be modified or terminated at any time.


EXAMPLE: This example is intended to help you compare the cost of investing in each Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each Fund, reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


               Fund              1 Year 3 Years 5 Years 10 Years
               -------------------------------------------------
               Enterprise         $156   $483    $834    $1,824
               Growth             $160   $496    $855    $1,867
               Growth 20          $159   $493    $850    $1,856
               Growth and Income  $137   $428    $739    $1,624
               Opportunity        $159   $493    $850    $1,856

YOUR INVESTMENT


WHO ARE THE FUNDS' INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?
--------------------------------------------------------------------------------

Strong Capital Management, Inc. (Strong) is the investment advisor for the Funds. Strong provides investment management services for mutual funds and other investment portfolios representing assets of over $36 billion as of February 29, 2004. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, some of which are available through variable insurance products. Strong's mailing address is P.O. Box 2936, Milwaukee, WI 53201.



Strong is currently considering a number of strategic alternatives, including the sale of Strong. Strong has hired Goldman, Sachs & Co. to assist Strong in exploring this option.


As compensation for its advisory services, each Fund pays Strong a management fee at the annual rate specified below of the average daily net asset value of that Fund.


              Fund                        For All Assets
              ----------------------------------------------------
              Growth and Income               0.55%
              ----------------------------------------------------
                                For Assets For the Next For Assets
                                Under      $2 Billion   $6 Billion
                                $4 Billion Assets       and Above
              ----------------------------------------------------
              Enterprise          0.75%       0.725%      0.70%
              Growth              0.75%       0.725%      0.70%
              Growth 20           0.75%       0.725%      0.70%
              Opportunity         0.75%       0.725%      0.70%


The following individuals are the Funds' Portfolio Managers.


RIMAS M. MILAITIS manages the Growth and Income Fund. He joined Strong as a Portfolio Manager in December 1995 and has managed the Growth and Income Fund since its inception in December 1995. Mr. Milaitis received his bachelor's degree in economics from Illinois State University in 1984 and his master's of business administration degree in finance from DePaul University in 1991.

                                                                YOUR INVESTMENT



ANN M. MILETTI co-manages the Strong Opportunity Fund. Ms. Miletti joined Strong in April 1991 and has co-managed the Fund since October 2001. From August 1998 to September 2001, Ms. Miletti was an associate manager of equity accounts. Ms. Miletti received her bachelor's degree in education from the University of Wisconsin in 1989.



BRANDON M. NELSON, CFA manages the Growth 20 Fund. Mr. Nelson joined Strong in July 1996 and has earned the right to use the Chartered Financial Analyst(R) designation. He has managed the Fund since June 2003. From March 2003 to June 2003, he was an equity Portfolio Co-Manager. From July 1996 to October 2000, Mr. Nelson was an equity research analyst. Since October 2000, he has been a manager for equity accounts. Mr. Nelson received a bachelor's degree in business administration from the University of Wisconsin -- Madison in 1994, a master's of science degree in finance from the University of Wisconsin -- Madison in 1996, and was selected to participate in the Applied Security Analysis Program.



THOMAS C. OGNAR, CFA manages the Growth Fund. Mr. Ognar has earned the right to use the Chartered Financial Analyst designation and has managed or co-managed the Growth Fund since May 2002. From October 1998 to May 2002, he was a senior equity research analyst at Strong. Mr. Ognar received his bachelor's degree in finance from Miami University in 1992, his master's of science degree in finance from the University of Wisconsin -- Madison in 1995, and he was selected to participate in the Applied Security Analysis Program in 1995.



THOMAS J. PENCE, CFA manages the Enterprise Fund. Mr. Pence joined Strong as a Portfolio Manager in October 2000 and has earned the right to use the Chartered Financial Analyst designation. He has managed the Enterprise Fund since October 2000. From June 1991 to October 2000, Mr. Pence was an equity Portfolio Manager at Conseco Capital Management, Inc. He also oversaw management of all taxable and tax-exempt equity separate accounts and was named chief equity investment officer in 1998. Mr. Pence received his bachelor's degree in business from Indiana University

YOUR INVESTMENT

in 1983 and his master's of business administration degree in finance from the University of Notre Dame in 1986.


RICHARD T. WEISS co-manages the Opportunity Fund. Mr. Weiss joined Strong as a Portfolio Manager in March 1991 and has managed or co-managed the Opportunity Fund since March 1991. Mr. Weiss received his bachelor's degree in business administration from the University of Southern California in 1973 and his master's of business administration degree in business from Harvard Graduate School of Business Administration in 1975. In addition, Mr. Weiss is a member of Strong's Executive Committee and is Vice Chairman of Strong Financial Corporation.


OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

LEGAL AND REGULATORY MATTERS
--------------------------------------------------------------------------------

The United States Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Wisconsin Attorney General ("WAG"), and the Wisconsin Department of Financial Institutions ("WDFI") are investigating active trading of the Strong Funds by employees of Strong Capital Management, Inc. ("Strong"), including Richard S. Strong, former employee and Chairman of Strong. The Independent Directors of the Strong Funds are also investigating these matters with the assistance of counsel and an independent consulting firm. The Independent Directors intend to obtain appropriate redress if they determine that the Strong Funds were harmed. In addition, Strong has received one or more subpoenas from the West Virginia Attorney General ("WVAG") and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Effective November 2, 2003, the Independent Directors accepted Mr. Strong's resignation as Chairman of the Strong Funds' Boards. Effective December 2, 2003, Mr. Strong resigned as

                                                                YOUR INVESTMENT


Director of the Funds' Boards, as Chairman, Chief Investment Officer, and Director of Strong, and as Chairman and Director of Strong Financial Corporation, and its affiliates.



Strong is aware of a complaint filed and simultaneously settled on September 3, 2003 (the "Complaint"), by NYAG on behalf of the State of New York, against Canary Capital Partners, LLC, et al. (collectively, "Canary"), which alleges that Canary engaged in certain improper trading practices characterized as "late-day trading" and "market timing" with various mutual funds. Strong and certain Strong Funds are referenced, although not named as parties in the Complaint, with respect to the market timing allegations. On September 5, 2003, the SEC began an inquiry based on matters related to, and set forth in, the Complaint. On September 24, 2003, the WDFI asked that certain information and documents be provided related to the matters referenced in the Complaint. Strong is currently cooperating with the NYAG, the SEC, the WAG, the WDFI, the WVAG, and other regulatory agencies with respect to their separate inquiries into these matters. On September 26, 2003, Strong announced its commitment to make appropriate reimbursement if it is determined that the transactions set forth in the Complaint adversely affected investors in the Strong Funds referenced in the Complaint. On October 30, 2003, Mr. Strong announced that he has committed to personally compensate the Strong Funds for any financial losses they may have experienced as a result of his transactions.



As of the date of this prospectus, Strong is aware of multiple class and derivative actions ("Actions") filed since September 4, 2003, with respect to the factual matters referenced in the Complaint and the subject matter of the regulatory investigations naming, among others, Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their officers and directors as defendants. These Actions have been filed in the following federal and state courts: U.S. District Court for the Southern District of New York; U.S. District Court, District of New Jersey; U.S. District Court, Eastern District of Wisconsin, Milwaukee Division; U.S. District Court, Western District of

YOUR INVESTMENT


Wisconsin; Superior Court of New Jersey Law Division of Hudson; State of Wisconsin Circuit Court, Milwaukee County; State of Wisconsin Circuit Court, Waukesha County; Supreme Court of the State of New York; Superior Court of the State of California, County of Los Angeles; and U.S. District Court, District of Connecticut. On February 20, 2004, the United States Judicial Panel for Multi District Litigation ("MDL") ordered the transfer of those cases involving late trading or market timing in several mutual funds to the District of Maryland so they could be coordinated and possibly consolidated with other cases involving the same fund family. Several Actions naming Strong or one or more of its affiliates as a defendant were subject to this order, and it is expected that the MDL will soon order all or most of the other federal court Actions involving Strong to be transferred to the District of Maryland as "tag-along actions." The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds' prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs' attorneys' fees and experts' fees, and/or replacement of the Board of Directors of the Strong Funds. Additional lawsuits may be filed in the same or other venues presenting allegations and demands for relief. Strong expects that any such lawsuits would contain allegations including the matters discussed in this prospectus and that the demands for relief would not materially differ from those described above.


AFFILIATED ADVISORY PROGRAMS
--------------------------------------------------------------------------------

Strong, on behalf of participants in programs managed by Strong, may invest a portion of the program's assets in any one Strong Fund that could represent a significant portion of the Fund's assets. In such instance, Strong's decision to make changes to or

                                                                YOUR INVESTMENT


rebalance the program's allocations may substantially impact the Fund's performance.


INITIAL PUBLIC OFFERINGS
--------------------------------------------------------------------------------
Each Fund may participate in the initial public offering (IPO) market. However, a Fund's access to profitable IPOs may be limited. Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more-established companies. In addition, a Fund may sell its IPO investments soon after buying them, which may result in higher trading costs and adverse tax consequences. When a Fund is small, profitable IPOs may greatly increase the Fund's total returns, but the Fund is not likely to achieve the same level of performance when it grows larger.

PERCENTAGE RESTRICTIONS
--------------------------------------------------------------------------------
Each Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which each Fund may invest (Percentage Restrictions). Percentage Restrictions apply at the time a Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

YOUR INVESTMENT


COMPARING THE FUNDS
--------------------------------------------------------------------------------
The following will help you to distinguish among the Funds and determine their suitability for your investment needs:


                  Equity     Bond     Foreign
      Fund        Range      Range    Range    Focus
      -------------------------------------------------------------------
      Enterprise  80 to 100% 0 to 20% 0 to 25% Small- and medium-
                                               capitalization growth
                                               equity securities
      Growth      65 to 100% 0 to 35% 0 to 25% Growth equity securities
                                               of any capitalization size
      Growth 20   65 to 100% 0 to 35% 0 to 25% Growth equity securities
                                               of any capitalization size
                                               from 20 to 30 companies
      Growth and  65 to 100% 0 to 35% 0 to 25% Large-capitalization,
      Income                                   dividend-paying
                                               growth and value
                                               equity securities
      Opportunity 70 to 100% 0 to 30% 0 to 25% Medium-capitalization growth and value
                                               equity securities

                         ------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This information describes the performance of the Advisor Class shares of each Fund for the periods shown. Certain information reflects financial results for a single Advisor Class share outstanding for the entire period. "Total Return" shows how much an investment in the Advisor Class shares of each Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

                                                                YOUR INVESTMENT


STRONG ENTERPRISE FUND -- ADVISOR CLASS
--------------------------------------------------------------------------------

                                        Dec. 31,   Dec. 31,    Dec. 31,  Dec. 31,
SELECTED PER-SHARE DATA/(A)/              2003       2002        2001    2000/(b)/
------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period     $15.86   $22.04        $28.31   $51.32
Income From Investment Operations:
  Net Investment Income (Loss)            (0.23)   (0.24)/(c)/   (0.21)   (0.03)
  Net Realized and Unrealized Gains
   (Losses) on Investments                 6.16    (5.94)        (6.06)  (22.43)
------------------------------------------------------------------------------------
  Total From Investment Operations         5.93    (6.18)        (6.27)  (22.46)
Less Distributions:
  From Net Realized Gains                    --       --            --    (0.55)
------------------------------------------------------------------------------------
  Total Distributions                        --       --            --    (0.55)
------------------------------------------------------------------------------------
Net Asset Value, End of Period           $21.79   $15.86        $22.04   $28.31
====================================================================================

RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------
Total Return                             +37.4%   -28.0%        -22.2%   -43.7%
Net Assets, End of Period (In Millions)      $2       $1            $1       $0/(d)/
Ratio of Expenses to Average Net Assets
 Before Expense Offsets                    1.5%     1.8%          2.1%     2.0%*
Ratio of Expenses to Average Net Assets    1.5%     1.8%          2.1%     1.9%*
Ratio of Net Investment Income (Loss)
 to Average Net Assets                    (1.1%)   (1.3%)        (1.6%)   (1.2%)*
Portfolio Turnover Rate/(e)/             261.2%   376.8%        629.8%   473.7%


  *Calculated on an annualized basis.
(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

(b)For the period from February 24, 2000 (commencement of class) to December 31, 2000.


(c)Net investment income (loss) per share represents net investment income
   (loss) divided by the average shares outstanding throughout the period.

(d)Amount is less than $500,000.
(e)Calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

YOUR INVESTMENT



STRONG GROWTH FUND -- ADVISOR CLASS

--------------------------------------------------------------------------------

                                          Dec. 31,      Dec. 31,    Dec. 31, Dec. 31,
SELECTED PER-SHARE DATA/(A)/                2003          2002        2001   2000/(b)/
--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period     $13.14        $17.58        $26.96   $43.74
Income From Investment Operations:
  Net Investment Income (Loss)            (0.16)/(c)/   (0.17)/(c)/   (0.15)   (0.02)
  Net Realized and Unrealized Gains
   (Losses) on Investments                 4.11         (4.27)        (9.16)  (11.53)
--------------------------------------------------------------------------------------
  Total From Investment Operations         3.95         (4.44)        (9.31)  (11.55)
Less Distributions:
  From Net Realized Gains                    --            --         (0.07)   (5.23)
--------------------------------------------------------------------------------------
  Total Distributions                        --            --         (0.07)   (5.23)
--------------------------------------------------------------------------------------
Net Asset Value, End of Period           $17.09        $13.14        $17.58   $26.96
======================================================================================

RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------
Total Return                             +30.1%        -25.3%        -34.5%   -26.2%
Net Assets, End of Period (In Millions)      $9           $10           $14       $4
Ratio of Expenses to Average Net Assets
 Before Expense Offsets                    1.6%          1.6%          1.6%     2.0%*
Ratio of Expenses to Average Net Assets    1.6%          1.6%          1.6%     1.9%*
Ratio of Net Investment Income (Loss)
 to Average Net Assets                    (1.1%)        (1.2%)        (1.0%)   (0.9%)*
Portfolio Turnover Rate/(d)/             138.8%        248.5%        399.8%   366.3%


  *Calculated on an annualized basis.
(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

(b)For the period from February 24, 2000 (commencement of class) to December 31, 2000.

(c)Net investment income (loss) per share represents net investment income
   (loss) divided by average shares outstanding throughout the year.
(d)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                                YOUR INVESTMENT


STRONG GROWTH 20 FUND -- ADVISOR CLASS

--------------------------------------------------------------------------------

                                          Dec. 31,    Dec. 31, Dec. 31, Dec. 31,
SELECTED PER-SHARE DATA/(A)/                2003        2002     2001   2000/(b)/
---------------------------------------------------------------------------------
Net Asset Value, Beginning of Period     $10.19        $14.69   $25.06   $36.61
Income From Investment Operations:
  Net Investment Income (Loss)            (0.15)/(c)/   (0.15)   (0.12)   (0.02)
  Net Realized and Unrealized Gains
   (Losses) on Investments                 2.95         (4.35)  (10.25)   (9.18)
---------------------------------------------------------------------------------
  Total From Investment Operations         2.80         (4.50)  (10.37)   (9.20)
Less Distributions:
  From Net Realized Gains                    --            --       --    (2.35)
---------------------------------------------------------------------------------
  Total Distributions                        --            --       --    (2.35)
---------------------------------------------------------------------------------
Net Asset Value, End of Period           $12.99        $10.19   $14.69   $25.06
=================================================================================

RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------
Total Return                             +27.5%        -30.6%   -41.4%   -25.2%
Net Assets, End of Period (In Millions)      $6            $7      $10       $5
Ratio of Expenses to Average Net Assets
 Before Expense Offsets                    1.6%          1.6%     1.6%     2.0%*
Ratio of Expenses to Average Net Assets    1.5%          1.6%     1.6%     1.9%*
Ratio of Net Investment Income (Loss)
 to Average Net Assets                    (1.3%)        (1.2%)   (0.9%)   (1.0%)*
Portfolio Turnover Rate/(d)/             318.1%        460.8%   658.7%   521.0%


  *Calculated on an annualized basis.
(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

(b)For the period from February 24, 2000 (commencement of class) to December 31, 2000.


(c)Net investment income (loss) per share represents net investment income
   (loss) divided by average shares outstanding throughout the year.


(d)Calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

YOUR INVESTMENT

STRONG GROWTH AND INCOME FUND -- ADVISOR CLASS
--------------------------------------------------------------------------------

                                         Dec. 31,    Dec. 31, Dec. 31,   Dec. 31,     Oct. 31,
SELECTED PER-SHARE DATA/(A)/               2003        2002     2001    2000/(b)/     2000/(c)/
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                               $15.77       $20.20   $25.32   $28.29        $29.15
Income From Investment
 Operations:
  Net Investment Income (Loss)             0.05/(d)/    0.04    (0.04)   (0.00)/(e)/   (0.05)
  Net Realized and Unrealized
   Gains (Losses) on Investments           3.80        (4.41)   (5.08)   (2.65)        (0.81)
-------------------------------------------------------------------------------------------------
  Total From Investment
   Operations                              3.85        (4.37)   (5.12)   (2.65)        (0.86)
Less Distributions:
  From Net Investment Income              (0.05)       (0.06)      --       --            --
  From Net Realized Gains                    --           --       --    (0.32)           --
-------------------------------------------------------------------------------------------------
  Total Distributions                     (0.05)       (0.06)      --    (0.32)           --
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period           $19.57       $15.77   $20.20   $25.32        $28.29
=================================================================================================

RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------
Total Return                             +24.4%       -21.7%   -20.2%    -9.4%         -3.0%
Net Assets, End of Period (In Millions)      $9          $10      $14       $5            $0/(f)/
Ratio of Expenses to Average
 Net Assets Before Expense Offsets         1.4%         1.3%     1.5%     1.3%*         1.3%*
Ratio of Expenses to Average
 Net Assets                                1.3%         1.3%     1.5%     1.3%*         1.3%*
Ratio of Net Investment Income (Loss)
 to Average Net Assets                     0.3%         0.2%    (0.3%)   (0.2%)*       (0.7%)*
Portfolio Turnover Rate/(g)/             199.4%       187.8%   171.9%    23.3%        122.0%


  *Calculated on an annualized basis.
(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)In 2000, the Fund changed its fiscal year-end from October to December.

(c)For the period from February 29, 2000 (commencement of class) to October 31, 2000.


(d)Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.


(e)Amount calculated is less than $0.005.


(f)Amount is less than $500,000.


(g)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                                YOUR INVESTMENT


STRONG OPPORTUNITY FUND -- ADVISOR CLASS

--------------------------------------------------------------------------------

                                          Dec. 31,    Dec. 31,   Dec. 31,    Dec. 31,
SELECTED PER-SHARE DATA/(A)/                2003        2002       2001      2000/(b)/
--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period     $28.37        $38.92   $42.10        $43.16
Income From Investment Operations:
  Net Investment Income (Loss)            (0.19)/(c)/   (0.11)   (0.06)/(c)/    0.03
  Net Realized and Unrealized Gains
   (Losses) on Investments                10.76        (10.44)   (2.08)         4.83
--------------------------------------------------------------------------------------
  Total From Investment Operations        10.57        (10.55)   (2.14)         4.86
Less Distributions:
  From Net Investment Income                 --            --    (0.09)        (0.28)
  From Net Realized Gains                    --            --    (0.95)        (5.64)
--------------------------------------------------------------------------------------
  Total Distributions                        --            --    (1.04)        (5.92)
--------------------------------------------------------------------------------------
Net Asset Value, End of Period           $38.94        $28.37   $38.92        $42.10
=====================================================================================

RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------
Total Return                             +37.3%        -27.1%    -5.1%        +12.1%
Net Assets, End of Period (In Millions)    $141          $104      $89            $3
Ratio of Expenses to Average Net Assets
 Before Expense Offsets                    1.6%          1.6%     1.7%          1.6%*
Ratio of Expenses to Average Net Assets    1.6%          1.6%     1.7%          1.6%*
Ratio of Net Investment Income (Loss)
 to Average Net Assets                    (0.6%)        (0.4%)   (0.3%)         0.1%*
Portfolio Turnover Rate/(d)/              60.2%         70.9%    87.8%         86.5%


  *Calculated on an annualized basis.
(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

(b)For the period from February 24, 2000 (commencement of class) to December 31, 2000.

(c)Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year.
(d)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

YOUR ACCOUNT




SHARE PRICE
--------------------------------------------------------------------------------

Your price for buying, selling, or exchanging shares of a specific class of a Fund is the net asset value per share (NAV) for that class of shares. NAV is generally calculated as of the close of trading on the New York Stock Exchange
(NYSE) (usually 3:00 p.m., Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.



NAV is based on the value of the securities in a Fund's portfolio. Generally, market value is



--------------------------------------------------------------------------------
We determine the share price or NAV of a class of shares by dividing the Fund's net assets attributable to the class of shares (the value of the Fund's investments, cash, and other assets attributable to the class of shares minus the Fund's liabilities attributable to the class of shares) by the number of shares in the class outstanding.

--------------------------------------------------------------------------------

determined on the basis of information furnished by a pricing service or broker quotations, as appropriate.


FAIR VALUE PRICING


If pricing service information or broker quotations are not readily available, the Fund may price those securities using fair value procedures approved by the Board of Directors of the Strong Funds. A Fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures to price the same securities.


FOREIGN SECURITIES

Some of a Fund's portfolio securities may be listed on foreign exchanges that trade on days when we do not calculate a NAV. As a result, the value of a Fund's investments may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that we calculate a Fund's NAV. Events affecting the values of foreign securities that occur after the time a foreign exchange assigns a price to the foreign securities and before the time when we calculate a Fund's NAV, including movements of the domestic

                                                                   YOUR ACCOUNT


market, generally will be reflected in a Fund's NAV if we, under the supervision of the Board of Directors of the Strong Funds, determine that such events require fair valuation of those foreign securities that may be affected by the event.


12B-1 FEES
--------------------------------------------------------------------------------

Each Fund has adopted a Rule 12b-1 distribution and service plan for its Advisor Class shares. Under the distribution and service plan, each Fund pays Strong Investments, Inc. (Distributor) or others (e.g., broker-dealers and financial advisors) a 12b-1 fee of 0.25% of average daily net assets to sell Advisor Class shares and/or provide ongoing account services to distributors and shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These 12b-1 fees also compensate the Distributor for other expenses including: (1) printing and distributing prospectuses to persons other than shareholders and (2) preparing, printing, and distributing advertising and sales literature, and reports to shareholders used for sales purposes. Because Rule 12b-1 fees are ongoing, over time these fees will increase the cost of your investment and may cost more than other types of sales charges. We and/or an affiliate, including the Distributor, may make payments from our own resources to brokers, financial advisors, or others for selling or servicing Fund shares.


MANAGING YOUR ACCOUNT
--------------------------------------------------------------------------------
This section describes the ways you can manage your account in the Fund. Some transactions and requests will require a signature guarantee. See "Additional Information" for examples.

THROUGH THIRD PARTIES

When you transact through a third party (rather than directly with us), the policies and fees may be different than described in this prospectus. Banks, broker-dealers, 401(k) plans, financial advisors,

YOUR ACCOUNT


insurance companies, third-party administrators, and financial supermarkets (collectively, "financial intermediaries") may charge transaction and other fees and may set different investment minimums or limitations on buying or selling shares. The Fund generally requires financial intermediaries to transact through a registered clearing agency, such as the National Securities Clearing Corporation (NSCC). Consult your financial intermediary for details. Broker-dealers, including the Distributor and other financial intermediaries, may sponsor or participate in promotional programs in which investors receive incentives for establishing an account with the financial intermediary and/or for purchasing shares of the Strong Funds. Contact your financial intermediary or consult the statement of additional information for more information on these programs. We and/or an affiliate, including the Distributor, may make payments from our own resources to financial intermediaries for selling or servicing Fund shares. You can manage your account through a third party in the following ways:


.. OPEN AN ACCOUNT

.. MAKE ADDITIONAL INVESTMENTS

.. EXCHANGE SHARES

.. SELL SHARES




AUTOMATICALLY




Your financial intermediary can assist you in managing your account through automatic investment options in the following ways:




.. MAKE ADDITIONAL INVESTMENTS



 Dividends and Capital Gains: Your dividends and capital gains distribution will be automatically reinvested in additional shares, unless your financial intermediary directs otherwise. Your other options are to receive checks for these payments, have them automatically invested in the same class of another Strong Fund, have them electronically forwarded to your financial intermediary, or have them deposited into your bank account. If you elect to receive distributions paid by check, in its discretion, a

                                                                   YOUR ACCOUNT


 Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. To change the current option for payment of dividends and capital gains distributions, please contact your financial advisor or call us at 1-800-368-1683.



BY WIRE


Please call your financial intermediary for wire instructions. Please note, your purchase order cannot be accepted until your wire payment is received by the Fund's agent. Your financial intermediary can assist you in managing your account by wire in the following ways:



.. MAKE ADDITIONAL INVESTMENTS



.. SELL SHARES


 For the applicable fee, if any, you can call your financial intermediary to have the proceeds wired to a pre-authorized bank account.

YOUR ACCOUNT


INVESTMENT MINIMUMS
--------------------------------------------------------------------------------

When buying shares, you must meet the following investment minimum requirements:



                                  Initial Investment Additional Investment
                                  Minimum            Minimum
      --------------------------------------------------------------------
      Regular accounts            $2,500                     $100
      Coverdell Education Savings $1,000                     $100
      Accounts, traditional IRAs,
      Roth IRAs, SEP IRAs, and
      UGMA/UTMA accounts
      SIMPLE IRAs and 403(b)(7),  the lesser of              $50
      Keogh, Pension Plan, Profit $250 or $25
      Sharing Plan, and           per month
      401(k) Plan accounts*

--------------------------------------------------------------------------------

* If you open an employer-sponsored retirement plan account for which we provide or for which one of our alliance partners provides document or administrative services, there is no initial investment minimum.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
ACCOUNT OPTIONS AND SERVICES
Some account options and services are added to your account when it is opened, unless you choose otherwise, and some require registration. In addition, some options and services may be subject to additional restrictions or conditions. Ask your financial advisor, visit our web site, or call a customer service representative for more information.


CLEARING AGENCY TRANSACTIONS


We use reasonable procedures to confirm that transactions through a clearing agency are genuine and may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received through a clearing agency, provided we reasonably believe the instructions were genuine. Contact us or your financial intermediary

                                                                   YOUR ACCOUNT


immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account.



CUSTOMER IDENTIFICATION REQUIREMENT


We are required to obtain certain personal information from you in order to verify your identity. If you do not provide this information, we may be unable to open an account for you. In certain circumstances, we may rely on a financial intermediary to assist with the verification of your identity. If we are unable to verify your identity, we may, without prior notice to you, reject additional purchases, suspend account options, close your account and redeem your shares at the next NAV minus any applicable sales charge, and/or take other action we deem reasonable. You will be responsible for any losses, taxes, expenses, fees, or other results of these actions.


DUPLICATE COPIES OF DOCUMENTS
Upon your request and for the applicable fee, you may obtain duplicate copies of documents, such as account statements, and tax forms. Please call a customer service representative for more information.

EXCHANGING SHARES
An exchange of shares between Strong accounts is considered a sale and a purchase of shares for several purposes, including tax purposes, and may result in a capital gain or loss. Some Strong Funds charge a redemption fee, as described in the appropriate Fund's prospectus. Purchases by exchange are subject to the investment requirements and other criteria of the Fund and class purchased. Please ask us for the appropriate prospectus, and read it before investing in any of the Strong Funds.



PURCHASES IN KIND
You may, if we approve, purchase shares of a Fund with securities that are eligible for purchase by the Fund (consistent with the Fund's investment restrictions, policies, and objectives) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies.

YOUR ACCOUNT


PURCHASING SHARES

We only accept checks payable to Strong. We do not accept cash, checks drawn on banks outside the U.S., or credit card checks, and we may refuse checks if Strong is not the original payee. You will be charged $25 for every check or Electronic Funds Transfer returned unpaid. When all or a portion of a purchase is received for investment without a clear Fund designation or for investment in one of our closed classes or Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Strong Money Market Fund. We will treat your inaction as approval of this purchase, until you later direct us to sell or exchange these shares of the Strong Money Market Fund, at the next NAV calculated after we accept your order.


RETIREMENT ACCOUNTS
You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 and a $50 fee for transferring assets to another custodian or for closing a retirement account. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SELLING SHARES

After your redemption request is accepted, we normally send your proceeds on the next day NAV is calculated (Business Day). Proceeds transmitted electronically will usually arrive at your bank two banking days after we process your transaction. Proceeds transmitted by wire will usually arrive at your bank the first banking day after we process your transaction. If no direction is provided as to how or where to deliver the proceeds, we may mail a check to the address on the account. Because the post office will not forward checks, please notify us if your address has changed. If you recently purchased shares, the payment of your redemption may be delayed up to ten days to allow the purchase payment to clear. If you request a specific dollar amount to be redeemed, and due to market fluctuation the account balance is less than the

                                                                   YOUR ACCOUNT


requested amount, we may redeem the remaining account balance. In some cases, your request will require a signature guarantee in order to process the redemption. Review the "Signature Guarantees" section that follows for details.



SHORT-TERM TRADING


The Fund attempts to deter short-term trading that may be disruptive to the efficient management of the Fund. The Fund may consider several factors when evaluating shareholder trading activities, including, but not limited to: (1) the amount of a transaction; (2) the frequency of transactions; (3) the time frame between which purchases and redemptions (including exchanges) are executed; and (4) the Fund's asset size. Shareholders who engage in such trading may be subject, without prior notice, to action by or on behalf of the Fund, including, but not limited to: (1) a request to cease such activities;
(2) rejection of any or all future purchase requests in one, several, or all Strong Funds; or (3) a refusal of, change to, discontinuance of, or temporary suspension of any or all account services.



Although the Fund attempts to deter this type of trading, it may not always be successful because, among other things, Fund shares may be purchased and redeemed indirectly by underlying shareholders aggregated in omnibus accounts maintained by brokers, retirement plans, fee-based investment programs, and other intermediaries. The Fund may receive limited information about transactions by an underlying shareholder in such accounts. Therefore, the Fund cannot always know about or reasonably be expected to detect potentially disruptive short-term trading.



If the Fund is unable to deter this type of trading, it may adversely affect the long-term performance of the Fund by requiring the Fund to maintain larger amounts of cash or cash-type securities than the Fund's manager might otherwise choose to maintain, or to liquidate portfolio holdings at a disadvantageous time, thereby increasing brokerage, administrative, and other expenses.

YOUR ACCOUNT


SIGNATURE GUARANTEES

A Medallion signature guarantee is designed to protect shareholders and a Fund against fraudulent transactions by unauthorized persons. The transactions for which a Fund will require such a signature guarantee for all authorized owners of an account include but are not limited to:



.. When requesting that redemption proceeds be sent to a different name or address than is registered on an account, including another Strong account,



.. When establishing a bank address with no owner(s) in common with the Strong account owner(s) or when all Strong joint account owners are not also bank account owners,



.. When transferring the ownership of an account to another individual or organization,



.. When requesting to redeem or redeposit shares that have been issued in certificate form,


.. If adding/changing a name or adding/removing an owner on an account, and

.. If adding/changing the beneficiary on a transfer-on-death account.


A Medallion signature guarantee may be required at our discretion to initiate a redemption (including exchanges or transfers).


A Medallion signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. Please note that a notary public stamp or seal is not a substitute for a Medallion signature guarantee.



VERIFICATION OF ACCOUNT STATEMENTS
Contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

                                                                   YOUR ACCOUNT


DISTRIBUTIONS
--------------------------------------------------------------------------------
DISTRIBUTION POLICY

To the extent they are available, each Fund, except the Growth and Income Fund, generally pays you dividends from net investment income and distributes net realized capital gains at least annually. The Growth and Income Fund generally pays you dividends from net investment income quarterly and distributes net realized capital gains at least annually. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains.


REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Your dividends and capital gains distributions will be automatically reinvested in additional Advisor Class shares of the Fund, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account. If you elect to receive distributions by check, in its discretion, the Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. To change the current option for payment of dividends and capital gains distributions, please contact your financial advisor or call us at 1-800-368-1683.


TAXES
--------------------------------------------------------------------------------
TAXABLE DISTRIBUTIONS



For federal tax purposes, any distributions you receive of net investment income (excluding qualified dividend income) and net short-term capital gains are generally taxable as ordinary dividend income at your income tax rate. Distributions of net long-term capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. Distributions of qualified dividend income generally will be taxable

YOUR ACCOUNT


at long-term capital gains rates. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them. In addition, the active trading approach of the Enterprise, Growth, Growth 20, and Growth and Income Funds may increase the amount of distributions that you receive from the Fund.


RETURN OF CAPITAL
If your Fund's distributions exceed its earnings and profits, all or a portion of those distributions may be treated as a return of capital to you, which will generally reduce the cost basis of your shares. Such distributions may also be treated as a sale of your shares.


YEAR-END TAX STATEMENT


To assist you in tax preparation, after the end of each calendar year, we will send you a statement of your Fund's net investment income, dividends (designating qualified dividend income), and net capital gains distributions (Form 1099).


BACKUP WITHHOLDING

By law, we must withhold 28% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security number or taxpayer identification number.


Because everyone's tax situation is unique, you should consult your tax professional for assistance.

                                                                   YOUR ACCOUNT


RESERVED RIGHTS
--------------------------------------------------------------------------------
We reserve the right to:


.. Refuse, change, discontinue, or temporarily suspend account services, including, but not limited to, exchange, automatic investment or redemption plans or telephone and facsimile services, for any reason.



.. Reject any purchase request for any reason including exchanges from other
  Strong Funds and automatic investment plan purchases.


.. Change the minimum or maximum investment amounts.


.. Delay sending out redemption proceeds for up to seven days.


.. Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.


.. Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of a Fund's assets.


.. Close any account that does not meet minimum investment requirements. We will give you 60 days' notice to increase your balance to the required minimum.

.. Waive the initial investment minimum at our discretion.

.. Reject any purchase or redemption request that does not contain all required documentation.

.. Amend or terminate purchases in kind at any time.

NOTES

--------------------------------------------------------------------------------

NOTES

--------------------------------------------------------------------------------

NOTES

--------------------------------------------------------------------------------

NOTES

--------------------------------------------------------------------------------

NOTES

--------------------------------------------------------------------------------

NOTES

--------------------------------------------------------------------------------

FOR MORE INFORMATION
--------------------------------------------------------------------------------
More information is available upon request at no charge, including:

SHAREHOLDER REPORTS: Additional information is available in the annual and semiannual report to shareholders. These reports contain a letter from management, discuss recent market conditions and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies, strategies, risks, and techniques. A current SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

TO REQUEST INFORMATION OR TO ASK QUESTIONS:


          BY TELEPHONE             BY OVERNIGHT DELIVERY
          1-800-368-1683           Strong Funds
                                   One Hundred Heritage Reserve
          BY MAIL                  Menomonee Falls, WI 53051
          Strong Funds
          P.O. Box 2936            ON THE INTERNET
          Milwaukee, WI 53201-2936 View online or download documents:
                                   SEC*: www.sec.gov


This prospectus is not an offer to sell securities in places other than the United States and its territories.

*Information about a Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may call the SEC at
 (202) 942-8090 for information about the operation of the Public Reference Room. Reports and other information about a Fund are also available from the EDGAR Database on the SEC's web site at www.sec.gov. You may obtain a copy of this information, after paying a duplicating fee, by sending a written request to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by sending an e-mail request to publicinfo@sec.gov.

Strong Enterprise Fund, a series of Strong Equity Funds, Inc., SEC file number:
811-08100
Strong Growth Fund, a series of Strong Equity Funds, Inc., SEC file number:
811-08100
Strong Growth 20 Fund, a series of Strong Equity Funds, Inc., SEC file number:
811-08100
Strong Growth and Income Fund, a series of Strong Conservative Equity Funds, Inc., SEC file number: 811-07656
Strong Opportunity Fund, a series of Strong Opportunity Fund, Inc., SEC file number: 811-03793

          Please find STRONG'S PRIVACY POLICY inside this back cover.

                           RT43435 05-04 WH2040 05-04

                                    [GRAPHIC]



                              INSTITUTIONAL CLASS





                                                       Prospectus | May 1, 2004



                                                                  STRONG Equity


                                                                          FUNDS



                                                         Strong Enterprise Fund



                                                             Strong Growth Fund



                                                  Strong Growth and Income Fund



                                                           Strong Overseas Fund



 As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved of these securities or determined if the information in this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


[LOGO] STRONG

TABLE OF CONTENTS


YOUR INVESTMENT


KEY INFORMATION

What are the Funds' objectives?................................................1


What are the Funds' principal investment strategies?...........................1


What are the main risks of investing in the Funds?.............................3


What are the Funds' fees and expenses?........................................11


Who are the Funds' investment advisor and portfolio managers?.................12


OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

Legal and Regulatory Matters..................................................15


Affiliated Advisory Programs..................................................17


Initial Public Offerings......................................................17


Percentage Restrictions.......................................................18


Comparing the Funds...........................................................19


Financial Highlights..........................................................19



YOUR ACCOUNT



Share Price...................................................................24


Managing Your Account.........................................................25


Investment Minimums...........................................................28


Additional Information........................................................28


Distributions.................................................................32


Taxes.........................................................................33


Reserved Rights...............................................................35


For More Information..........................................................36


In this prospectus, "we," "us," or "our" refers either to Strong Capital Management, Inc., the investment advisor for the Strong Funds, or Strong Investor Services, Inc., the administrator and transfer agent for the Strong Funds.

                      Please find STRONG'S PRIVACY POLICY
                    inside the back cover of this booklet.

                                                                YOUR INVESTMENT

KEY INFORMATION


WHAT ARE THE FUNDS' OBJECTIVES?

--------------------------------------------------------------------------------



The STRONG ENTERPRISE FUND, the STRONG GROWTH FUND, and the STRONG OVERSEAS FUND seek capital growth.





The STRONG GROWTH AND INCOME FUND seeks high total return by investing for capital growth and income.


WHAT ARE THE FUNDS' PRINCIPAL
INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

The ENTERPRISE FUND invests, under normal conditions, in equity securities of small- and medium-capitalization companies, though it may invest in companies of any size. It focuses on companies that the manager believes are positioned for rapid growth of revenue and earnings. The Fund's manager strives to find leading companies in rapidly growing industries such as business services, computer and digital products, financial services, healthcare services, Internet-related companies, medical technology, retail, and telecommunications. Companies that have the potential for accelerated earnings growth because of management changes, new products, or changes in the economy also may be attractive candidates for the portfolio. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may also invest up to 25% of its net assets in foreign securities. In addition, the Fund may utilize an active trading approach. If there is a change in the company's growth prospects or a deterioration in the company's fundamental qualities, the manager may sell that company's stock.



The GROWTH FUND focuses, under normal conditions, on equity securities of companies that its manager believes have superior prospects for dynamic growth of revenues and/or earnings relative to earnings, cash flow, or asset value.
The Fund focuses on companies that dominate their market, are establishing a new

YOUR INVESTMENT


market, or are undergoing dynamic change. The portfolio can include stocks of any size. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity) and may utilize an active trading approach. The manager may sell a stock when the company's growth prospects become less attractive.



The GROWTH AND INCOME FUND, under normal conditions, focuses primarily on the equity securities of large-capitalization, dividend-paying U.S. companies that offer the potential for capital growth. The manager's investment philosophy is that the stocks of companies with strong relative earnings growth will perform well over time. To choose investments, the manager focuses on those companies that are improving their returns on invested capital. The manager also utilizes fundamental analysis such as management interviews and financial statement analysis. In addition, screening techniques are used to identify undervalued securities, improving returns, and earnings growth. The Fund may utilize an active trading approach. The manager may sell a holding when it no longer fits the selection criteria or when its price becomes excessive.



The OVERSEAS FUND invests, under normal conditions, at least 80% of its net assets in foreign equity securities of companies incorporated in ten or more foreign countries, which may include stocks from emerging markets. The managers apply a multi-dimensional strategy comprised of three parts that continually interact: trend identification, stock selection, and risk management. Trends are identified that affect global and regional economic and financial environments, setting a framework for stock selection. Stocks are then analyzed and ranked based on five key factors: valuation, growth, management, risk, and sentiment. Stocks chosen for inclusion in the Fund share similar characteristics such as an industry leadership position, innovative products and services, balance sheet strength, and management teams with demonstrated effectiveness in a competitive global environment. Risk management through portfolio diversification provides the means

                                                                YOUR INVESTMENT


to monitor and moderate volatility for the overall Fund. Stocks are sold from the Fund when the rank based on the five key factors deteriorates below average, when management or risk rankings drop below average, when other stocks rank higher, or when implementing changes driven by risk management considerations.



The managers of the Funds may invest up to 100% of the Fund's assets in cash or cash-type securities (including high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Fund's managers determine that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the Fund earning a lower return than it would have otherwise achieved if the managers had not adopted a temporary defensive position. In this case, the Fund may not achieve its investment objective.



WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?

--------------------------------------------------------------------------------

STOCK RISKS: The major risks of the Funds are those of investing in the stock market. This means the Funds may experience sudden, unpredictable declines in value, as well as periods of poor performance. Because stock values go up and down, the value of your Fund's shares may go up and down. Therefore, when you sell your investment, you may receive more or less money than you originally invested.



ACTIVE MANAGEMENT RISK: Each Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Funds' managers will produce the desired results.



ACTIVE TRADING RISK: The Enterprise Fund's, Growth Fund's, and Growth and Income Fund's use of an active trading approach may increase the Fund's costs and reduce the Fund's performance.



DERIVATIVES RISK: The Growth Fund uses derivatives (including futures and options) for hedging and other nonspeculative purposes,

YOUR INVESTMENT


but such uses still expose the Fund to certain risks. When derivatives are used by the Fund to hedge its exposure on a different security or asset, there is the risk to the Fund that movement in the value of the derivative and the hedged security or asset are not perfectly matched at all times (correlation risk). When investing in futures, the Fund is also exposed to the risk that the future value of the underlying asset (e.g., security or commodity) may be higher or lower than the agreed sale or purchase price, respectively, by the Fund (margin risk). When the Fund writes put and call options, the Fund is also exposed to the risk of future declines (in the case of a written put option) or future increases (in the case of a written call option) in the value of the underlying asset which the Fund has agreed to purchase or sell, respectively (cover risk). When purchasing options, the Fund is exposed to the potential loss of the option purchase price (premium risk). To the extent required by law, the Fund will cover the financial risk created by using derivatives (including writing put and call options) either by holding the underlying assets, purchasing or selling offsetting positions, or designating liquid assets to cover such financial exposure. Derivatives (especially derivatives created in the "over-the-counter" market) are generally illiquid (liquidity risk), and the market for derivatives is largely unregulated. The Fund's use of derivatives may not always be a successful strategy, and using them could lower the Fund's return. For more information on derivatives, consult the Funds' statement of additional information



FOREIGN RISKS: The Enterprise Fund and the Overseas Fund invest in securities that may be directly or indirectly subject to one or more of the following foreign-related risks: risks created by currency-rate fluctuations, foreign political and economic instability, foreign financial reporting standards, foreign taxes, and foreign securities markets and issuer regulations. Foreign securities may be less liquid than domestic securities. In less-established, emerging markets, these risks are greater. Other risks of emerging foreign markets include smaller securities markets and lower trading volumes, which may lead to greater price volatility, national policies restricting investment opportunities, and less-developed legal and

                                                                YOUR INVESTMENT


accounting structures governing investments. Investments in emerging markets may be subject to higher brokerage costs and foreign custody service fees than investments in the U.S. or more-established foreign markets.





GROWTH-AND VALUE-STYLE INVESTING RISK: Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. The Enterprise, Growth, and Overseas Funds invest in growth-style stocks and the Growth and Income Fund invests in both growth- and value-style stocks. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company's growth earnings potential. Also, since growth companies usually invest a higher portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. The Fund's performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style. In addition, value stocks may not increase in price or pay dividends as anticipated by the Fund's manager or decline even further if (1) other investors fail to recognize the company's value, (2) other investors favor investing in faster-growing companies, or (3) the factors that the manager believes will increase the price do not occur.


NOT INSURED RISK: An investment in the Fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.




SECTOR RISK: To the extent the Enterprise Fund and Growth Fund invest in a particular sector, it is subject to the risks of that sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years. In addition, the sectors that dominate the market change over time. For more information on sector risk, consult the Funds' statement of additional information.



SMALL AND MEDIUM COMPANIES RISKS: For the Growth Fund and Overseas Fund, medium-capitalization companies and for the

YOUR INVESTMENT


Enterprise Fund, small- and medium-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more-established companies. As a result, the companies' performance can be more volatile, and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio. Generally, the smaller the company size, the greater these risks.



The Funds are appropriate for investors who are comfortable with the risks described here and whose financial goals are five or more years in the future. The Funds are not appropriate for investors concerned primarily with principal stability. It is possible to lose money by investing in the Fund.


FUND STRUCTURE



Each of the Funds has adopted a multiple class plan and may offer one or more classes of shares. Only the Institutional Class shares are offered in this prospectus. The principal differences among the classes are each class' sales charges, if any, and annual expenses. Each class may also pay different administrative and transfer agency fees and expenses.


FUND PERFORMANCE

The following return information illustrates how the performance of the Funds' Institutional Class shares can vary, which is one indication of the risks of investing in the Funds. The information also provides some indication of the risks of investing in the Funds by showing how each Fund's average annual returns, which reflect Fund expenses, compare with returns of a broad measure of market performance and an index of funds with similar investment objectives, which are unmanaged, have no expenses, and are unavailable for investment. Please keep in mind that the past performance of each Fund, before and after taxes, does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.



Performance results for the Institutional Class shares, which were first offered on June 30, 2003, for the Enterprise Fund, February 24, 2000,

                                                                YOUR INVESTMENT


for the Growth Fund, February 29, 2000, for the Growth and Income Fund, and December 31, 2002, for the Overseas Fund are based on the historical performance of the Fund's Investor Class shares from the inception of the Fund through June 29, 2003, February 23, 2000, February 28, 2000, and December 30, 2002, respectively. The Investor Class shares of the Funds, which are not offered by this prospectus, achieved performance results that are lower than those that are expected to be achieved by the Institutional Class shares. This is because the Investor Class shares, though invested in the same portfolio of securities, generally have different fees and expenses than the Institutional Class shares.


                                    [CHART]

CALENDAR YEAR TOTAL RETURNS

            Growth     Growth and Income
         ------------  -----------------
1994      17.27%
1995      41.00%
1996      19.52%           31.91%
1997      19.05%           30.38%
1998      26.98%           32.95%
1999      75.06%/(1)/      32.23%
2000      -8.89%           -9.94%
2001     -33.84%          -19.52%
2002     -24.73%          -21.22%
2003      30.93%           25.26%


BEST AND WORST QUARTERLY PERFORMANCE
(During the periods shown above)

Fund name              Best quarter return     Worst quarter return
Growth                 54.93% (4th Q 1999)     -27.35% (1st Q 2001)
Growth and Income      23.35% (4th Q 1998)     -17.67% (1st Q 2001)

/(1)/The Growth Fund's, the Enterprise Fund's, and the Overseas Fund's calendar year total returns for 1999 were primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect that such favorable returns can be consistently achieved.

YOUR INVESTMENT

                                    [CHART]
CALENDAR YEAR TOTAL RETURNS

       Enterprise        Overseas
       -------------     -----------
1999     187.83%/(1)/     96.27%/(1)/
2000     -29.77%         -33.46%
2001     -22.96%         -19.15%
2002     -28.18%         -19.98%
2003     -37.55%          32.77%


BEST AND WORST QUARTERLY PERFORMANCE

(During the periods shown above)

Fund name               Best quarter return        Worst quarter return
-------------------------------------------------------------------------------
Enterprise              71.27% (4th Q 1999)        -24.29% (4th Q 2000)
Overseas                53.44% (4th Q 1999)        -19.59% (3rd Q 2002)



/(1)/The Growth Fund's, the Enterprise Fund's, and the Overseas Fund's calendar year total returns for 1999 were primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect that such favorable returns can be consistently achieved.

                                                                YOUR INVESTMENT

                         AVERAGE ANNUAL TOTAL RETURNS

                                As of 12-31-03


                                                                  Since Fund
Fund/Index                            1-Year   5-Year    10-Year Inception/(1)/
-------------------------------------------------------------------------------
ENTERPRISE
 Return Before Taxes                  37.55%  9.28%        --       17.16%
 Return After Taxes on Distributions  37.55%  8.88%        --       16.75%
 Return After Taxes on Distributions
 and Sale of Fund Shares              24.41%  7.85%        --       14.97%
Russell Midcap(R) Index (reflects
no deduction for fees, expenses,
or taxes)/(2)/                        40.06%  7.23%        --       10.38%
Lipper Mid-Cap Growth Funds Index
(reflects no deduction for fees,
expenses, or taxes)/(3)/              35.42%  2.18%        --        6.66%
GROWTH
 Return Before Taxes                  30.93%  0.79%      12.01%     12.01%
 Return After Taxes on Distributions  30.93% -0.98%      10.03%     10.03%
 Return After Taxes on Distributions
 and Sale of Fund Shares              20.11%  0.14%       9.75%      9.75%
S&P 500 Index (reflects no deductions
for fees, expenses, or taxes)/(4)/    28.67% -0.57%      11.06%     11.06%
Lipper Multi-Cap Growth Funds Index
(reflects no deductions for fees,
expenses, or taxes)/(3)/              35.38% -1.76%       7.96%      7.96%
GROWTH AND INCOME
 Return Before Taxes                  25.26% -1.11%        --       10.11%
 Return After Taxes on Distributions  25.02% -1.31%        --        9.69%
 Return After Taxes on Distributions
 and Sale of Fund Shares              16.62% -1.02%/(5)/   --        8.69%
S&P 500 Index (reflects no deduction
for fees, expenses, or taxes)/(4)/    28.67% -0.57%        --        9.38%
Lipper Large-Cap Core Funds Index
(reflects no deduction for fees,
expenses, or taxes)/(3)/              24.80% -1.08%        --        8.08%

--------------------------------------------------------------------------------

                                                       (continued on next page)

YOUR INVESTMENT

--------------------------------------------------------------------------------

                     AVERAGE ANNUAL TOTAL RETURNS (CONT'D)


                                As of 12-31-03


                                                                Since Fund
   Fund/Index                            1-Year 5-Year 10-Year Inception/(1)/
   --------------------------------------------------------------------------
   OVERSEAS
    Return Before Taxes                  32.77%  2.32%   --        2.95%
    Return After Taxes on Distributions  32.55%  2.16%   --        2.79%
    Return After Taxes on Distributions
    and Sale of Fund Shares              21.59%  1.90%   --        2.45%
   MSCI EAFE(R) Index (reflects no
   deduction for fees, expenses,
   or taxes)/(6)/                        38.59% -0.05%   --        0.58%
   Lipper International Funds Index
   (reflects no deduction for fees,
   expenses, or taxes)/(3)/              36.00%  2.13%   --        1.43%

--------------------------------------------------------------------------------


/(1)/The Enterprise Fund commenced operations on September 30, 1998, and first offered Institutional Class Shares on June 30, 2003; the Growth Fund commenced operations on December 31, 1993, and first offered Institutional Class shares on February 24, 2000; the Growth and Income Fund commenced operations on December 29, 1995, and first offered Institutional Class shares on February 29, 2000; and the Overseas Fund commenced operations on June 30, 1998, and first offered Institutional Class shares on December 31, 2002.


/(2)/The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index.


/(3)/The Lipper Mid-Cap Growth Funds Index, the Lipper Multi-Cap Growth Funds Index, the Lipper Large-Cap Core Funds Index, and the Lipper International Funds Index are the average of the 30 largest funds in their respective Lipper category.


/(4)/The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation.


/(5)/Returns after taxes on distributions and sale of fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of fund shares.




/(6)/The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE(R) Index) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. After-tax returns are not relevant to investments through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                YOUR INVESTMENT


WHAT ARE THE FUNDS' FEES AND EXPENSES?

--------------------------------------------------------------------------------

This section describes the fees and expenses that you may pay if you buy and hold shares of the Funds.



The costs of operating each Fund are deducted from Fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they do not appear on your account statement but instead reduce the total return you receive from your Fund investment.



The following Annual Fund Operating Expenses table and Example table are based on actual expenses incurred during each Fund's fiscal period ended December 31, 2003. Please keep in mind that, as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal period may be significantly different than those shown.


SHAREHOLDER FEES
(fees paid directly from your investment)

The Institutional Class shares of each Fund are 100% no-load, so you pay no up-front sales load to buy or sell shares.





Shares of the Overseas Fund held for 30 calendar days or less after purchase are subject to a redemption fee of 1.00%, based on the redeemed share's market value. Redemption fees are paid directly to the Fund.


ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS)



(expenses that are deducted from Fund assets)





                          Management   Other    Total Annual Fund
        Fund              Fees         Expenses Operating Expenses/(1)/
        ---------------------------------------------------------------
        Enterprise/(2)/     0.75%/(3)/  0.43%           1.18%
        Growth              0.75%/(3)/  0.17%           0.92%
        Growth and Income   0.55%       0.14%           0.69%
        Overseas            0.75%/(3)/  6.87%           7.62%



/(1)/ The Funds participated in a program under which they received a credit for part of the brokerage commission paid in transactions with participating brokers. This credit was applied to the Funds' Other Expenses that were not attributable to Strong or its affiliates. Total Annual Operating Expenses do not reflect these credits or any other

YOUR INVESTMENT


expense reimbursements or fee waiver arrangements for the Funds. After giving effect to these credits, expense reimbursements, and fee waiver arrangements, Total Annual Operating Expenses as of December 31, 2003, were 0.97% for the Enterprise Fund, 0.90% for the Growth Fund, 0.68% for the Growth and Income Fund, and 0.91% for the Overseas Fund. Voluntary expense reimbursements and fee waiver arrangements may be modified or terminated at any time.


/(2)/Expenses for the Enterprise Fund are annualized.


/(3)/The Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels.


EXAMPLE: This example is intended to help you compare the cost of investing in the Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:




               Fund              1 Year 3 Years 5 Years 10 Years
               -------------------------------------------------
               Enterprise         $120  $  375  $  649   $1,432
               Growth             $ 94  $  293  $  509   $1,131
               Growth and Income  $ 70  $  221  $  384   $  859
               Overseas           $752  $2,197  $3,568   $6,693



WHO ARE THE FUNDS' INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?



Strong Capital Management, Inc. (Strong) is the investment advisor for the Funds. Strong provides investment management services for mutual funds and other investment portfolios representing assets of over $36 billion as of February 29, 2004. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, some of which are available through variable insurance products. Strong's mailing address is P.O. Box 2936, Milwaukee, WI 53201.

                                                                YOUR INVESTMENT



Strong is currently considering a number of strategic alternatives, including the sale of Strong. Strong has hired Goldman, Sachs & Co. to assist Strong in exploring this option.



As compensation for its advisory services, each Fund pays Strong a management fee at the annual rate specified below of the average daily net asset value of the Fund.





              Fund                        For All Assets
              ----------------------------------------------------
              Growth and Income               0.55%
              ----------------------------------------------------
                                For Assets For the Next For Assets
                                Under      $2 Billion   $6 Billion
              Fund              $4 Billion Assets       and Above
              ----------------------------------------------------
              Enterprise          0.75%       0.725%      0.70%
              Growth              0.75%       0.725%      0.70%
              Overseas            0.75%       0.725%      0.70%



The following individuals are the Funds' Portfolio Managers.





STACEY HO, CFA co-manages the Overseas Fund. Ms. Ho joined Strong as a Portfolio Co-Manager of the Fund in May 2001 and has earned the right to use the Chartered Financial Analyst(R) designation. From May 1997 to May 2001, she was a Portfolio Manager and, beginning in 2001, a managing director for international equity funds for Wells Capital Management Inc. Ms. Ho received her bachelor's degree in civil engineering from San Diego State University in 1980, her master's degree in environmental engineering from Stanford University in 1981, and her master's of business administration degree from the University of California-Los Angeles in 1988.



RIMAS M. MILAITIS manages the Growth and Income Fund. He joined Strong as a Portfolio Manager in December 1995, and has managed the Growth and Income Fund since its inception in December 1995. Mr. Milaitis received his bachelor's degree in economics from Illinois State University in 1984 and his master's of business administration degree in finance from DePaul University in 1991.

YOUR INVESTMENT





THOMAS J. PENCE, CFA manages the Enterprise Fund. Mr. Pence joined Strong as a Portfolio Manager in October 2000 and has earned the right to use the Chartered Financial Analyst designation. He has managed the Enterprise Fund since October 2000. From June 1991 to October 2000, Mr. Pence was an equity Portfolio Manager at Conseco Capital Management, Inc. He also oversaw management of all taxable and tax-exempt equity separate accounts and was named chief equity investment officer in 1998. Mr. Pence received his bachelor's degree in business from Indiana University in 1983 and his master's of business administration degree in finance from the University of Notre Dame in 1986.



THOMAS C. OGNAR, CFA manages the Growth Fund. Mr. Ognar has earned the right to use the Chartered Financial Analyst designation and has managed or co-managed the Fund since May 2002. From October 1998 to May 2002, he was a senior equity research analyst at Strong. Mr. Ognar received his bachelor's degree in finance from Miami University in 1992, his master's of science degree in finance from the University of Wisconsin -- Madison in 1995, and was selected to participate in the Applied Security Analysis Program in 1995.



KATHERINE SCHAPIRO, CFA co-manages the Overseas Fund. Ms. Schapiro has earned the right to use the Chartered Financial Analyst designation. Ms. Schapiro joined Strong in May 2001 as a Portfolio Co-Manager of the Fund. From August 1992 to May 2001, Ms. Schapiro was a Portfolio Manager and, beginning in 1999, a managing director for international equity funds at Wells Fargo Bank and Wells Capital Management, Inc. Ms. Schapiro received her bachelor's degree in Spanish literature from Stanford University in 1981.

                                                                YOUR INVESTMENT


OTHER IMPORTANT INFORMATION YOU SHOULD KNOW



LEGAL AND REGULATORY MATTERS
--------------------------------------------------------------------------------

The United States Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Wisconsin Attorney General ("WAG"), and the Wisconsin Department of Financial Institutions ("WDFI") are investigating active trading of the Strong Funds by employees of Strong Capital Management, Inc. ("Strong"), including Richard S. Strong, former employee and Chairman of Strong. The Independent Directors of the Strong Funds are also investigating these matters with the assistance of counsel and an independent consulting firm. The Independent Directors intend to obtain appropriate redress if they determine that the Strong Funds were harmed. In addition, Strong has received one or more subpoenas from the West Virginia Attorney General ("WVAG") and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Effective November 2, 2003, the Independent Directors accepted Mr. Strong's resignation as Chairman of the Strong Funds' Boards. Effective December 2, 2003, Mr. Strong resigned as Director of the Funds' Boards, as Chairman, Chief Investment Officer, and Director of Strong, and as Chairman and Director of Strong Financial Corporation, and its affiliates.



Strong is aware of a complaint filed and simultaneously settled on September 3, 2003 (the "Complaint"), by NYAG on behalf of the State of New York, against Canary Capital Partners, LLC, et al. (collectively, "Canary"), which alleges that Canary engaged in certain improper trading practices characterized as "late-day trading" and "market timing" with various mutual funds. Strong and certain Strong Funds are referenced, although not named as parties in the Complaint, with respect to the market timing allegations. On September 5, 2003, the SEC began an inquiry based on matters related to, and set forth in, the Complaint. On

YOUR INVESTMENT


September 24, 2003, the WDFI asked that certain information and documents be provided related to the matters referenced in the Complaint. Strong is currently cooperating with the NYAG, the SEC, the WAG, the WDFI, the WVAG, and other regulatory agencies with respect to their separate inquiries into these matters. On September 26, 2003, Strong announced its commitment to make appropriate reimbursement if it is determined that the transactions set forth in the Complaint adversely affected investors in the Strong Funds referenced in the Complaint. On October 30, 2003, Mr. Strong announced that he has committed to personally compensate the Strong Funds for any financial losses they may have experienced as a result of his transactions.



As of the date of this prospectus, Strong is aware of shareholder class and derivative actions ("Actions") filed since September 4, 2003, with respect to the factual matters referenced in the Complaint and the subject matter of the regulatory investigations naming, among others, Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their officers and directors as defendants. These Actions have been filed in the following federal and state courts: U.S. District Court for the Southern District of New York; U.S. District Court, District of New Jersey; U.S. District Court, Eastern District of Wisconsin, Milwaukee Division; U.S. District Court, Western District of Wisconsin; Superior Court of New Jersey Law Division of Hudson; State of Wisconsin Circuit Court, Milwaukee County; State of Wisconsin Circuit Court, Waukesha County; Supreme Court of the State of New York; Superior Court of the State of California, County of Los Angeles; and U.S. District Court, District of Connecticut. On February 20, 2004, the United States Judicial Panel for Multi District Litigation ("MDL") ordered the transfer of those cases involving late trading or market timing in several mutual funds to the District of Maryland so they could be coordinated and possibly consolidated with other cases involving the same fund family. Several Actions naming Strong or one or more of its affiliates as a defendant were subject to this order, and it is expected that the MDL will soon order all or most of the other federal court Actions involving Strong to be

                                                                YOUR INVESTMENT


transferred to the District of Maryland as "tag-along actions." The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants and made false and misleading statements in the funds' prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs' attorneys' fees and experts' fees, and/or replacement of the Board of Directors of the Strong Funds. Additional lawsuits may be filed in the same or other venues presenting allegations and demands for relief. Strong expects that any such lawsuits would contain allegations including the matters discussed in this prospectus and that the demands for relief would not materially differ from those described above.


AFFILIATED ADVISORY PROGRAMS
--------------------------------------------------------------------------------

Strong, on behalf of participants in programs managed by Strong, may invest a portion of the program's assets in any one Strong Fund that could represent a significant portion of the Fund's assets. In such instance, Strong's decision to make changes to or rebalance the program's allocations may substantially impact the Fund's performance.


INITIAL PUBLIC OFFERINGS
--------------------------------------------------------------------------------

Each Fund may participate in the initial public offering (IPO) market. However, the Fund's access to profitable IPOs may be limited. Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more-established companies. In addition, the Fund may sell its IPO investments soon after buying them, which may result in higher trading costs and adverse tax consequences. When the Fund is small, profitable IPOs may greatly increase the Fund's total returns,

YOUR INVESTMENT

but the Fund is not likely to achieve the same level of performance when it grows larger.

PERCENTAGE RESTRICTIONS
--------------------------------------------------------------------------------
The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (Percentage Restrictions). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or
(3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.


The Overseas Fund has adopted a non-fundamental policy to provide 60 days' advance notice to shareholders if it changes its strategy of investing, under normal conditions, at least 80% of its net assets in a particular type of investment, industry, country, or geographic region suggested by its name.

                                                                YOUR INVESTMENT


COMPARING THE FUNDS
--------------------------------------------------------------------------------

The following will help you to distinguish among the Funds and determine their suitability for your investment needs:



                   Equity     Bond     Foreign
        Fund       Range      Range    Range      Focus
        ---------------------------------------------------------------
        Enterprise 80 to 100% 0 to 20% 0 to 25%   Small- and medium-
                                                  capitalization growth
                                                  equity securities
        Growth     65 to 100% 0 to 35% 0 to 25%   Growth equity
                                                  securities of any
                                                  capitalization size
        Growth and 65 to 100% 0 to 35% 0 to 25%   Large-capitalization,
        Income                                    dividend paying
                                                  growth and value
                                                  equity securities
        Overseas   80 to 100% 0 to 20% 80 to 100% Non-U.S. companies
                                                  incorporated in at
                                                  least 10 foreign
                                                  countries

------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This information describes the performance of the Institutional Class shares of each Fund for the periods shown. Certain information reflects financial results for a single Institutional Class share outstanding for the entire period. "Total Return" shows how much an investment in the Institutional Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

YOUR INVESTMENT



STRONG ENTERPRISE FUND -- INSTITUTIONAL CLASS

--------------------------------------------------------------------------------

                                                                   Dec. 31,
    SELECTED PER-SHARE DATA/(A)/                                   2003/(b)/
    ------------------------------------------------------------------------
    Net Asset Value, Beginning of Period                            $18.34
    Income From Investment Operations:
      Net Investment Income (Loss)                                   (0.06)
      Net Realized and Unrealized Gains (Losses) on Investments       3.59
    ------------------------------------------------------------------------
      Total From Investment Operations                                3.53
    Less Distributions:
      From Net Investment Income                                        --
    ------------------------------------------------------------------------
      Total Distributions                                               --
    ------------------------------------------------------------------------
    Net Asset Value, End of Period                                  $21.87
    ========================================================================

    RATIOS AND SUPPLEMENTAL DATA
    ------------------------------------------------------------------------
    Total Return                                                    +19.3%
    Net Assets, End of Period (In Millions)                             $2
    Ratio of Expenses to Average Net Assets Before Expense Offsets    1.2%*
    Ratio of Expenses to Average Net Assets                           1.0%*
    Ratio of Net Investment Income (Loss) to Average Net Assets      (0.7%)*
    Portfolio Turnover Rate/(c)/                                    261.2%



  *Calculated on an annualized basis.


(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.


(b)For the period from June 30, 2003 (commencement of class) to December 31,
   2003.


(c)Calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                                                                YOUR INVESTMENT

STRONG GROWTH FUND -- INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

                                          Dec. 31,      Dec. 31,    Dec. 31, Dec. 31,
SELECTED PER-SHARE DATA(A)                  2003          2002        2001   2000/(b)/
--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period     $13.48        $17.91        $27.17   $43.74
Income From Investment Operations:
  Net Investment Income (Loss)            (0.07)/(c)/   (0.08)/(c)/   (0.02)   (0.01)
  Net Realized and Unrealized Gains
   (Losses) on Investments                 4.24         (4.35)        (9.17)  (11.33)
--------------------------------------------------------------------------------------
  Total From Investment Operations         4.17         (4.43)        (9.19)  (11.34)
Less Distributions:
  From Net Realized Gains                    --            --         (0.07)   (5.23)
--------------------------------------------------------------------------------------
  Total Distributions                        --            --         (0.07)   (5.23)
--------------------------------------------------------------------------------------
Net Asset Value, End of Period           $17.65        $13.48        $17.91   $27.17
======================================================================================

RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------
Total Return                             +30.9%        -24.7%        -33.8%   -25.7%
Net Assets, End of Period (In Millions)    $311          $195           $73      $18
Ratio of Expenses to Average Net Assets
 Before Expense Offsets                    0.9%          0.9%          0.9%     0.8%*
Ratio of Expenses to Average Net Assets    0.9%          0.9%          0.9%     0.8%*
Ratio of Net Investment Income (Loss)
 to Average Net Assets                    (0.5%)        (0.5%)        (0.3%)   (0.1%)*
Portfolio Turnover Rate/(d)/             138.8%        248.5%        399.8%   366.3%


  *Calculated on an annualized basis.
(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

(b)For the period from February 24, 2000 (commencement of class) to December 31, 2000.

(c)Net investment income (loss) per share represents net investment income
   (loss) divided by average shares outstanding throughout the year.
(d)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

YOUR INVESTMENT


STRONG GROWTH AND INCOME FUND -- INSTITUTIONAL CLASS

--------------------------------------------------------------------------------

                                         Dec. 31,    Dec. 31, Dec. 31,   Dec. 31,    Oct. 31,
SELECTED PER-SHARE DATA/(A)/               2003        2002     2001    2000/(b)/    2000/(c)/
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period     $15.92       $20.49   $25.46   $28.41        $29.15
Income From Investment Operations:
  Net Investment Income (Loss)             0.16/(d)/    0.15     0.08    (0.00)/(e)/    0.01
  Net Realized and Unrealized
   Gains (Losses) on Investments           3.83        (4.49)   (5.05)   (2.63)        (0.75)
----------------------------------------------------------------------------------------------
  Total From Investment Operations         3.99        (4.34)   (4.97)   (2.63)        (0.74)
Less Distributions:
  From Net Investment Income              (0.19)       (0.23)      --       --            --
  From Net Realized Gains                    --           --       --    (0.32)           --
----------------------------------------------------------------------------------------------
  Total Distributions                     (0.19)       (0.23)      --    (0.32)           --
----------------------------------------------------------------------------------------------
Net Asset Value, End of Period           $19.72       $15.92   $20.49   $25.46        $28.41
=============================================================================================

RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------
Total Return                             +25.3%       -21.2%   -19.5%    -9.2%         -2.5%
Net Assets, End of Period (In Millions)     $84          $67      $47      $31            $1
Ratio of Expenses to Average
 Net Assets Before Expense Offsets         0.7%         0.7%     0.6%     0.6%*         0.6%*
Ratio of Expenses to Average
 Net Assets                                0.7%         0.7%     0.6%     0.6%*         0.6%*
Ratio of Net Investment Income (Loss)
 to Average Net Assets                     0.9%         0.9%     0.6%     0.1%*         0.1%*
Portfolio Turnover Rate/(f)/             199.4%       187.8%   171.9%    23.3%        122.0%



  *Calculated on an annualized basis.


(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.


(b)In 2000, the Fund changed its fiscal year-end from October to December.


(c)For the period from February 29, 2000 (commencement of class) to October 31, 2000.


(d)Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.


(e)Amount calculated is less than $0.005 or 0.05%.


(f)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                                YOUR INVESTMENT


STRONG OVERSEAS FUND -- INSTITUTIONAL CLASS

--------------------------------------------------------------------------------

                                                                    Dec 31,
   SELECTED PER-SHARE DATA/(A)/                                      2003
   --------------------------------------------------------------------------
   Net Asset Value, Beginning of Period                           $ 8.69
   Income From Investment Operations:
     Net Investment Income (Loss)                                   0.11/(b)/
     Net Realized and Unrealized Gains (Losses) on Investments      2.74
   --------------------------------------------------------------------------
     Total From Investment Operations                               2.85
   Less Distributions:
     From Net Investment Income                                    (0.13)
   --------------------------------------------------------------------------
     Total Distributions                                           (0.13)
   --------------------------------------------------------------------------
   Net Asset Value, End of Period                                 $11.41
   ==========================================================================

   RATIOS AND SUPPLEMENTAL DATA
   --------------------------------------------------------------------------
   Total Return                                                   +32.8%
   Net Assets, End of Period (In Millions)                            $0/(c)/
   Ratio of Expenses to Average Net Assets Before Expense Offsets   7.6%
   Ratio of Expenses to Average Net Assets                          0.9%
   Ratio of Net Investment Income (Loss) to Average Net Assets      1.2%
   Portfolio Turnover Rate/(d)/                                    40.7%


  *Calculated on an annualized basis.


(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.


(b)Net investment income (loss) per share represents net investment income
   (loss) divided by average shares outstanding throughout the year.


(c)Amount is less than $500,000.


(d)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

YOUR ACCOUNT


SHARE PRICE
--------------------------------------------------------------------------------
Your price for buying, selling, or exchanging shares of a specific class of the Fund is the net asset value per share (NAV) for that class of shares. NAV is generally calculated as of the close of trading on the New York Stock Exchange
(NYSE) (usually 3:00 p.m., Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.


NAV is based on the value of the securities in the Fund's portfolio. Generally, market value


--------------------------------------------------------------------------------
We determine the share price or NAV of a class of shares by dividing the Fund's net assets attributable to the class of shares (the value of the Fund's investments, cash, and other assets attributable to the class of shares minus the Fund's liabilities attributable to the class of shares) by the number of shares in the class outstanding.

--------------------------------------------------------------------------------

is determined on the basis of information furnished by a pricing service or broker quotations, as appropriate.


FAIR VALUE PRICING


If pricing service information or broker quotations are not readily available, the Fund may price those securities using fair value procedures approved by the Board of Directors of the Strong Funds. A Fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures to price the same securities.


FOREIGN SECURITIES

Some of the Fund's portfolio securities may be listed on foreign exchanges that trade on days when we do not calculate an NAV. As a result, the value of the Fund's investments may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that we calculate the Fund's NAV. Events affecting the values of foreign securities that occur after the time a foreign exchange assigns a price to the foreign securities and before the time when we calculate the Fund's NAV, including movements of

                                                                   YOUR ACCOUNT


the domestic market, generally will be reflected in the Fund's NAV if we, under the supervision of the Board of Directors of the Strong Funds, determine that such events require fair valuation of those foreign securities that may be affected by the event.


MANAGING YOUR ACCOUNT
--------------------------------------------------------------------------------
This section describes the ways you can manage your account in the Fund. Some transactions and requests will require a signature guarantee. See "Additional Information" for examples.

BY MAIL

Please send all mail requests to Strong Funds, P.O. Box 2936, Milwaukee, WI 53201-2936. You can manage your account by mail in the following ways:


.. OPEN AN ACCOUNT

 Send a signed, completed application and a check or money order payable to Strong.



.. MAKE ADDITIONAL INVESTMENTS


 Send an Investment Form and a check or money order payable to Strong.



.. EXCHANGE SHARES


 Send written instructions, including your account number, the dollar amount or number of shares you wish to exchange, the names and signatures of all owners or other authorized person to exchange shares between Strong accounts with the same registered owners and taxpayer identification number.


.. SELL SHARES

 Send written instructions, including your account number, the dollar amount or number of shares you wish to redeem, the names and signatures of all owners or other authorized persons, and the account mailing address.

YOUR ACCOUNT



BY WIRE




Please note, your purchase order cannot be accepted until your wire payment is received by the Fund's agent. You can manage you account by wire in the following ways:



.. OPEN AN ACCOUNT


 Prior to your initial investment, a signed, completed application must be on file with the Fund's transfer agent.


.. MAKE ADDITIONAL INVESTMENTS

.. SELL SHARES



BY TELEPHONE

Call 1-888-368-6622 before 3:00 p.m., Central Time, to speak to a customer service representative or 1-800-368-4989 to send a facsimile. Faxed written requests must be signed exactly as the names of the registered owners appear on the account records, by the minimum number of persons designated on the account application required to effect the transaction. During times of unusual market activity, our customer service representatives may be busy and you may experience a delay placing a telephone request. During these times, consider using our web site. You can manage your account by telephone in the following ways:


.. MAKE ADDITIONAL INVESTMENTS

.. EXCHANGE SHARES

 For accounts with the Exchange Option, you can exchange shares between Strong accounts with the same registered owners, address, and taxpayer identification number.


.. SELL SHARES

 For accounts with the Redemption Option, you can have proceeds wired to a properly pre-authorized bank account.

                                                                   YOUR ACCOUNT


ONLINE

You can manage your account online at www.StrongInstitutional.com in the following ways:


.. MAKE ADDITIONAL INVESTMENTS

.. EXCHANGE SHARES

 For accounts with the Exchange Option, you can exchange shares between Strong accounts with the same registered owners and taxpayer identification number.


.. SELL SHARES

 For accounts with the Redemption Option, you can have proceeds wired to a properly pre-authorized bank account.


THROUGH THIRD PARTIES

When you transact through a third party (rather than directly with us), the policies and fees may be different than described in this prospectus. Banks, broker-dealers, 401(k) plans, financial advisors, insurance companies, third-party administrators, and financial supermarkets (collectively, "financial intermediaries") may charge transaction and other fees and may set different investment minimums or limitations on buying or selling shares. The Fund may require financial intermediaries to transact through a registered clearing agency, such as the National Securities Clearing Corporation. Consult your financial intermediary for details. Broker-dealers, including the Fund's distributor and other financial intermediaries, may sponsor or participate in promotional programs in which investors receive incentives for establishing an account with the financial intermediary, and/or for purchasing shares of the Strong Funds. Contact your financial intermediary or consult the statement of additional information for more information on these programs. We and/or an affiliate, including the Fund's distributor, may make payments from our own resources to financial intermediaries for selling or servicing Fund shares. You can manage your account through a third party in the following ways:


.. OPEN AN ACCOUNT

.. MAKE ADDITIONAL INVESTMENTS

.. EXCHANGE SHARES

.. SELL SHARES

YOUR ACCOUNT


INVESTMENT MINIMUMS
--------------------------------------------------------------------------------
The initial investment minimum is $1 million. The initial investment minimum is waived for registered investment advisors with an initial investment minimum of at least $250,000. After your initial investment, additional transactions may be made in any amount.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
ACCOUNT OPTIONS AND SERVICES
Some account options and services are added to your account when it is opened, unless you choose otherwise, and some require registration. In addition, some options and services may be subject to additional restrictions or conditions. Visit our web site, or call a customer service representative for more information.

ADVANCE NOTICE OF LARGE TRANSACTIONS

We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5 million. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.





CUSTOMER IDENTIFICATION REQUIREMENT


We are required to obtain certain personal information from you in order to verify your identity. If you do not provide this information, we may be unable to open an account for you. In certain circumstances, we may rely on a financial intermediary to assist with the verification of your identity. If we are unable to verify your identity, we may, without prior notice to you, reject additional purchases, suspend account options, close your account and redeem your shares at the next NAV minus any applicable sales charge, and/or take other action we deem reasonable. You will be responsible for any losses, taxes, expenses, fees, or other results of these actions.

                                                                   YOUR ACCOUNT


DUPLICATE COPIES OF DOCUMENTS
Upon your request and for the applicable fee, you may obtain duplicate copies of documents, such as account statements, and tax forms. Please call a customer service representative for more information.


EARLY REDEMPTION FEE


The Overseas Fund assesses a 1.00% fee, based on the redeemed share's market value, on redemptions (including exchanges) of Fund shares held for 30 calendar days or less after purchase. Redemption fees are paid to the Fund. The Fund uses the "first-in, first-out" (FIFO) method to determine the 30-day holding period. Redemption fees are not applicable to shares purchased through reinvested dividends and distributions.


EXCHANGING SHARES

An exchange of shares between Strong accounts is considered a sale and a purchase of shares for several purposes, including tax purposes, and may result in a capital gain or loss. Some Strong Funds charge a redemption fee as described in the appropriate Fund's prospectus. The Overseas Fund assesses a 1.00% redemption fee based on the redeemed share's market value, for shares held for 30 calendar days or less after purchase. Purchases by exchange are subject to the investment requirements and other criteria of the Fund and class purchased. Please ask us for the appropriate prospectus, and read it before investing in any of the Strong Funds.





PURCHASING SHARES




When all or a portion of a purchase is received for investment without a clear fund designation or for investment in one of our closed classes or funds, we may deposit the undesignated portion of the entire amount, as applicable, into the Strong Money Market Fund. We will treat your inaction as approval of this purchase, until you later direct us to sell or exchange these shares of the Strong Money Market Fund at the next NAV calculated after we accept your order.

YOUR ACCOUNT


PURCHASES IN KIND

You may, if we approve, purchase shares of the Fund with securities that are eligible for purchase by the Fund (consistent with the Fund's investment restrictions, policies, and objectives) and that have a value that is readily ascertainable in accordance with the Funds' valuation policies.




SELLING SHARES

After your redemption request is accepted, we normally send your proceeds on the next day NAV is calculated (Business Day). If no direction is provided as to how or where to deliver the proceeds, we may mail a check to the address on the account. Because the post office will not forward checks, please notify us if your address has changed. If you recently purchased shares, the payment of your redemption may be delayed up to ten days to allow the purchase payment to clear. Proceeds transmitted by wire will usually arrive at your bank the first banking day after we process your transaction. If you request a specific dollar amount to be redeemed, and due to market fluctuation the account balance is less than the requested amount, we may redeem the remaining account balance. The original application should be on file with the Fund's transfer agent before a redemption request will be processed. In some cases, your request will require a signature guarantee in order to process the redemption. Review the "Signature Guarantees" section that follows for details.



SHORT-TERM TRADING


The Fund attempts to deter short-term trading that may be disruptive to the efficient management of the Fund. The Fund may consider several factors when evaluating shareholder trading activities, including, but not limited to: (1) the amount of a transaction; (2) the frequency of transactions; (3) the time frame between which purchases and redemptions (including exchanges) are executed; and (4) the Fund's asset size. Shareholders who engage in such trading may be subject, without prior notice, to action by or on behalf of the Fund, including, but not limited to: (1) a request to cease such activities;
(2) rejection of any or all future purchase

                                                                   YOUR ACCOUNT


requests in one, several, or all Strong Funds; or (3) a refusal of, change to, discontinuance of, or temporary suspension of any or all account services.



Although the Fund attempts to deter this type of trading, it may not always be successful because, among other things, Fund shares may be purchased and redeemed indirectly by underlying shareholders aggregated in omnibus accounts maintained by brokers, retirement plans, fee-based investment programs, and other intermediaries. The Fund may receive limited information about transactions by an underlying shareholder in such accounts. Therefore, the Fund cannot always know about or reasonably be expected to detect potentially disruptive short-term trading.



If the Fund is unable to deter this type of trading, it may adversely affect the long-term performance of the Fund by requiring the Fund to maintain larger amounts of cash or cash-type securities than the Fund's manager might otherwise choose to maintain, or to liquidate portfolio holdings at a disadvantageous time, thereby increasing brokerage, administrative, and other expenses.


SIGNATURE GUARANTEES

A Medallion signature guarantee is designed to protect shareholders and the Fund against fraudulent transactions by unauthorized persons. The transactions for which a Fund will require such a signature guarantee for all authorized owners of an account include but are not limited to:


.. When requesting that redemption proceeds be sent to a different name or address than is registered on an account, including another Strong account,


.. When establishing a bank address with no owner(s) in common with the Strong account owner(s) or when all Strong joint account owners are not also bank account owners,


.. When transferring the ownership of an account to another individual or organization,

.. If adding/changing a name or adding/removing an owner on an account, and .. If adding/changing the beneficiary on a transfer-on-death account.

YOUR ACCOUNT



A Medallion signature guarantee may be required at our discretion to initiate a redemption (including exchanges and transfers).


A Medallion signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. Please note that a notary public stamp or seal is not a substitute for a Medallion signature guarantee.

TELEPHONE AND ELECTRONIC TRANSACTIONS

We use reasonable procedures to confirm that telephone and electronic transaction requests are genuine and we may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received over the telephone or electronically, provided we reasonably believe the instructions were genuine. For transactions through our web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN, or password.


VERIFICATION OF ACCOUNT STATEMENTS
Contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

DISTRIBUTIONS
--------------------------------------------------------------------------------
DISTRIBUTION POLICY

To the extent they are available, each Fund generally pays you dividends from net investment income and distributes net realized capital gains at least annually. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

                                                                   YOUR ACCOUNT


REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
Your dividends and capital gains distributions will be automatically reinvested in additional Institutional Class shares of the Fund, unless you choose otherwise. Your other options are to receive checks for these payments or have them credited to your bank account by Electronic Funds Transfer. If you elect to receive distributions paid by check, in its discretion, the Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. To change the current option for payment of dividends and capital gains distributions, please call 1-888-368-6622.

TAXES
--------------------------------------------------------------------------------
TAXABLE DISTRIBUTIONS



For federal tax purposes, any distributions you receive of net investment income (excluding qualified dividend income) and net short-term capital gains are generally taxable as ordinary dividend income at your income tax rate. Distributions from net long-term capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. Distributions of qualified dividend income generally will be taxable at long-term capital gains rates. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them. In addition, the active trading approach of the Enterprise Fund, Growth Fund, and Growth and Income Fund may increase the amount of distributions that you receive from the Fund.


RETURN OF CAPITAL
If your Fund's distributions exceed its earnings and profits, all or a portion of those distributions may be treated as a return of capital to you, which will generally reduce the cost basis of your shares. Such distributions may also be treated as a sale of your shares.

YOUR ACCOUNT



YEAR-END TAX STATEMENT


To assist you in tax preparation, after the end of each calendar year, we will send you a statement of your Fund's net investment income dividends (designating qualified dividend income) and net capital gains distributions (Form 1099).


BACKUP WITHHOLDING

By law, we must withhold 28% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security number or taxpayer identification number.


Because everyone's tax situation is unique, you should consult your tax professional for assistance.

                                                                   YOUR ACCOUNT

RESERVED RIGHTS
--------------------------------------------------------------------------------
We reserve the right to:


.. Refuse, change, discontinue, or temporarily suspend account services, including but not limited to, exchange, automatic investment or redemption plans, or telephone, facsimile, and online account services, for any reason.



.. Reject any purchase request for any reason, including exchanges from other
  Strong Funds and automatic investment plan purchases.


.. Change the minimum or maximum investment amounts.


.. Delay sending out redemption proceeds for up to seven days.


.. Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.


.. Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of the Fund's assets.


.. Close any account that does not meet minimum investment requirements. We will give you 60 days' notice to increase your balance to the required minimum.

.. Waive the initial investment minimum at our discretion.

.. Reject any purchase or redemption request that does not contain all required documentation.

.. Amend or terminate purchases in kind at any time.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
More information is available upon request at no charge, including:

SHAREHOLDER REPORTS: Additional information is available in the annual and semiannual report to shareholders. These reports contain a letter from management, discuss recent market conditions and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies, strategies, risks, and techniques. A current SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

TO REQUEST INFORMATION OR TO ASK QUESTIONS:


             BY TELEPHONE             BY OVERNIGHT DELIVERY
             1-888-368-6622           Strong Funds
                                      One Hundred Heritage Reserve
                                      Menomonee Falls, WI 53051

             BY MAIL                  ON THE INTERNET
             Strong Funds             View online or download
             P.O. Box 2936            documents:
             Milwaukee, WI 53201-2936 Strong Funds:
                                      www.StrongInstitutional.com
                                      SEC*: www.sec.gov


This prospectus is not an offer to sell securities in places other than the United States and its territories.


*Information about the Funds (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may call the SEC at (202) 942-8090 for information about the operation of the Public Reference Room. Reports and other information about the Funds are also available from the EDGAR Database on the SEC's web site at www.sec.gov. You may obtain a copy of this information, after paying a duplicating fee, by sending a written request to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by sending an e-mail request to publicinfo@sec.gov.



Strong Enterprise Fund, a series of Strong Equity Funds, Inc., SEC file number: 811-08100

Strong Growth Fund, a series of Strong Equity Funds, Inc., SEC file number 811-08100

Strong Growth and Income Fund, a series of Strong Conservative Equity Funds, Inc., SEC file number: 811-07656


Strong Overseas Fund, a series of Strong International Equity Funds, Inc., SEC file number 811-06524

          Please find STRONG'S PRIVACY POLICY inside this back cover.


                       RT43436 05-04 0405EIC/WH2002 05-04

                                    [GRAPHIC]




                                    CLASS C






                                                       Prospectus | May 1, 2004



                                                                  STRONG Growth


                                                                           FUND







 As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved of these securities or determined if the information in this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


[LOGO] STRONG

TABLE OF CONTENTS


YOUR INVESTMENT

KEY INFORMATION

What is the Fund's objective?..................................................1


What are the Fund's principal investment strategies?...........................1


What are the main risks of investing in the Fund?..............................2


What are the Fund's fees and expenses?.........................................7


Who are the Fund's investment advisor and portfolio managers?..................8


OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

Legal and Regulatory Matters...................................................9


Affiliated Advisory Programs..................................................12


Initial Public Offerings......................................................12


Percentage Restrictions.......................................................12


Financial Highlights..........................................................13


YOUR ACCOUNT


Share Price...................................................................15


12b-1 Distribution and Service Fees...........................................17


Managing Your Account.........................................................18


Investment Minimums...........................................................20


Additional Information........................................................20


Distributions.................................................................25


Taxes.........................................................................26


Reserved Rights...............................................................28


For More Information..........................................................36


In this prospectus, "we," "us," or "our" refers either to Strong Capital Management, Inc., the investment advisor for the Strong Funds, or Strong Investor Services, Inc., the administrator and transfer agent for the Strong Funds.

                      Please find STRONG'S PRIVACY POLICY
                    inside the back cover of this booklet.

                                                                YOUR INVESTMENT

KEY INFORMATION

WHAT IS THE FUND'S OBJECTIVE?
--------------------------------------------------------------------------------
The STRONG GROWTH FUND seeks capital growth.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

The GROWTH FUND focuses, under normal conditions, on equity securities of companies that its manager believes have superior prospects for dynamic growth of revenues and/or earnings relative to earning, cash flow, or asset value. The Fund focuses on companies that dominate their market, are establishing a new market, or are undergoing dynamic change. The portfolio can include stocks of any size. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may use derivatives for nonspeculative purposes (e.g., to manage investment risk or for liquidity) and may utilize an active trading approach. The manager may sell a stock when the company's growth prospects become less attractive.



The manager may invest up to 100% of the Fund's assets in cash or cash-type securities (including high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments as a temporary defensive position during adverse market, economic, or political conditions if the Fund's manager determines that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the Fund earning a lower return than it would have otherwise achieved if the manager had not adopted a temporary defensive position. In this case, the Fund may not achieve its investment objective.

YOUR INVESTMENT


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
--------------------------------------------------------------------------------
STOCK RISKS: The major risks of the Fund are those of investing in the stock market. This means the Fund may experience sudden, unpredictable declines in value, as well as periods of poor performance. Because stock values go up and down, the value of the Fund's shares may go up and down. Therefore, when you sell your investment, you may receive more or less money than you originally invested.


ACTIVE MANAGEMENT RISK: The Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.


ACTIVE TRADING RISK: An active trading approach may increase the Fund's costs and reduce the Fund's performance.


DERIVATIVES RISK: The Fund uses derivatives (including futures and options) for hedging and other non-speculative purposes, but such uses still expose the Fund to certain risks. When derivatives are used by the Fund to hedge its exposure on a different security or asset, there is the risk to the Fund that movement in the value of the derivative and the hedged security or asset are not perfectly matched at all times (correlation risk). When investing in futures, the Fund is also exposed to the risk that the future value of the underlying asset (e.g., security or commodity) may be higher or lower than the agreed sale or purchase price, respectively, by the Fund (margin risk). When the Fund writes put and call options, the Fund is also exposed to the risk of future declines (in the case of a written put option) or future increases (in the case of a written call option) in the value of the underlying asset which the Fund has agreed to purchase or sell, respectively (cover risk). When purchasing options, the Fund is exposed to the potential loss of the option purchase price (premium risk). To the extent required by law, the Fund will cover the financial risk created by using derivatives (including writing put and call options) either by holding the underlying assets, purchasing or selling offsetting positions, or designating liquid assets to cover such financial

                                                                YOUR INVESTMENT


exposure. Derivatives (especially derivatives created in the "over-the-counter" market) are generally illiquid (liquidity risk), and the market for derivatives is largely unregulated. The Fund's use of derivatives may not always be a successful strategy, and using them could lower the Fund's return. For more information on derivatives, consult the Funds' statement of additional information.



GROWTH-STYLE INVESTING RISKS: Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. The Fund invests in growth-style stocks. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stocks prices in a falling market. The Fund's performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style.


NOT INSURED RISK: An investment in the Fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


SECTOR RISK: To the extent the Fund invests in a particular sector, it is subject to the risks of that sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years. In addition, the sectors that dominate the market change over time. For more information on sector risk, consult the Fund's statement of additional information.


MEDIUM COMPANIES RISKS: Medium-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more-established companies. As a result, the companies' performance can be more volatile, and they face greater risk of business failure, which could increase the volatility of the

YOUR INVESTMENT

Fund's portfolio. Generally, the smaller the company size, the greater these risks.

The Fund is appropriate for investors who are comfortable with the risks described here and whose financial goals are five or more years in the future. The Fund is not appropriate for investors concerned primarily with principal stability. It is possible to lose money by investing in the Fund.

FUND STRUCTURE

The Fund has adopted a multiple class plan and may offer one or more classes of shares. Only the Class C shares are offered in this prospectus. The principal differences among the classes are each class' sales charges, if any, and annual expenses. Each class may also pay different administrative and transfer agency fees and expenses. Class C shares are subject to a contingent deferred sales charge (CDSC) and to distribution and service fees under a Rule 12b-1 plan. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of an investment in Class C shares and may cost you more than other types of sales charges.


FUND PERFORMANCE

The following return information illustrates how the performance of the Fund's Class C shares can vary, which is one indication of the risks of investing in the Fund. The information also provides some indication of the risks of investing in the Fund by showing how the Fund's average annual returns, which reflect Fund expenses, compare with returns of a broad measure of market performance and an index of funds with similar investment objectives, which are unmanaged, have no expenses, and are unavailable for investment. Please keep in mind that the past performance of the Fund, before and after taxes, does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.


The performance results for the Class C shares, which were first offered on December 26, 2002, are based on the historical performance of the Fund's Investor Class shares from inception

                                                                YOUR INVESTMENT

through December 25, 2002, recalculated to reflect the different expenses applicable to Class C shares. The returns for the Class C shares are expected to be similar to those of the Investor Class shares, because each is invested in the same portfolio of securities and the differences generally relate to the differences in the fees and expenses of each class of shares.


                                    [CHART]
                   CALENDAR YEAR TOTAL RETURNS
              Growth
           ------------
1994        15.86%
1995        39.32%
1996        18.09%
1997        17.62%
1998        25.46%
1999        72.98%/(1)/
2000       -10.34%
2001       -35.14%
2002       -25.92%
2003        28.92%

BEST AND WORST QUARTERLY PERFORMANCE
(During the periods shown above)

Fund name               Best quarter return        Worst quarter return
-----------------------------------------------------------------------
Growth                  54.49% (4th Q 1999)        -27.66% (1st Q 2001)






/(1)/The Growth Fund's calendar total returns for 1999 were primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect that such favorable returns can be consistently achieved.


The bar chart does not reflect any sales charges, which were first charged on December 26, 2002, for Class C shares of the Fund. If it did, returns would be lower than those shown.

YOUR INVESTMENT

                         AVERAGE ANNUAL TOTAL RETURNS

                                As of 12-31-03


                                                                Since Fund
   Fund/Index                            1-Year 5-Year 10-Year Inception/(1)/
   --------------------------------------------------------------------------
   GROWTH
    Return Before Taxes                  27.92% -0.80% 10.45%     10.45%
    Return After Taxes on Distributions  27.92% -2.54%  8.50%      8.50%
    Return After Taxes on Distributions
    and Sale of Fund Shares              18.15% -1.14%  8.37%      8.37%
   S&P 500 Index (reflects no
   deduction for fees, expenses,
   or taxes)/(2)/                        28.67% -0.57% 11.06%     11.06%
   Lipper Multi-Cap Growth Funds Index
   (reflects no deduction for fees,
   expenses, or taxes)/(3)/              35.38% -1.76%  7.96%      7.96%

--------------------------------------------------------------------------------


/(1)/The Fund commenced operations on December 31, 1993, and first offered Class C Shares on December 26, 2002.


/(2)/The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation.


/(3)/The Lipper Multi-Cap Growth Funds Index is an average of the 30 largest funds in the Lipper Multi-Cap Growth Funds Category.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. After-tax returns are not relevant to investments through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Unlike the bar chart, the performance table reflects the impact of the maximum sales charge, which was first charged on December 26, 2002, for Class C shares of the Fund. No sales charge is imposed on reinvested dividends and distributions.

                                                                YOUR INVESTMENT


WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------
This section describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


The costs of operating the Fund are deducted from Fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they do not appear on your account statement, but instead reduce the total return you receive from your Fund investment. Waivers of the contingent deferred sales charge (CDSC) are available in some cases. See the statement of additional information for details.



The following Annual Fund Operating Expenses table and Example table are based on actual expenses incurred during the Fund's fiscal period ended December 31, 2003. Please keep in mind that as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal period may be significantly different than those shown.


SHAREHOLDER FEES
(fees paid directly from your investment)
The Class C shares of the Fund are offered at net asset value per share without an up-front sales charge. Class C shares are subject to a 1% CDSC, based on the purchase price of your shares, if you redeem your shares within one year of purchase.


ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS)

(expenses that are deducted from Fund assets)




            Management Fee/(1)/                               0.75%
            12b-1 Distribution and Service Fees               1.00%
            Other Expenses                                    2.56%
            Total Annual Operating Expenses/(2)/              4.31%
            Contractual Fee Waivers and/or Absorptions        1.81%
            Net Annual Operating Expenses (after
              contractual waivers and/or absorptions)/(2)(3)/ 2.50%


                                                       (continued on next page)

YOUR INVESTMENT



/(1)/The Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels.


/(2)/The Fund participated in a program under which it received a credit for part of the brokerage commission paid in transactions with participating brokers. This credit was applied to the Fund's Other Expenses that were not attributable to Strong or its affiliates. Total Annual Operating Expenses do not reflect these credits or any other expense reimbursement for fee waiver arrangement for the Funds. After giving effect to these credits, expense reimbursements and fee waiver arrangements, the Total Annual Operating Expenses as of December 31, 2003, were 2.47%. Voluntary expense reimbursements and fee waiver arrangements may be modified or terminated at any time.


/(3)/We have contractually agreed to waive our management fee and/or absorb expenses until May 1, 2005, to keep Total Annual Operating Expenses at no more than 2.50%.


EXAMPLE: This example is intended to help you compare the cost of investing in the Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, reinvest all dividends and distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                          1 Year 3 Years 5 Years 10 Years
       ------------------------------------------------------------------
       (if you redeem your shares)         $353  $1,143  $2,045   $4,355
       (if you do not redeem your shares)  $253  $1,143  $2,045   $4,355


WHO ARE THE FUND'S INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?
--------------------------------------------------------------------------------

Strong Capital Management, Inc. (Strong) is the investment advisor for the Fund. Strong provides investment management services for mutual funds and other investment portfolios representing assets of over $36 billion as of February 29, 2004. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, some of which are available through variable

                                                                YOUR INVESTMENT

insurance products. Strong's mailing address is P.O. Box 2936, Milwaukee, WI 53201.

Strong is currently considering a number of strategic alternatives, including the sale of Strong. Strong has hired Goldman, Sachs & Co. to assist Strong in exploring this option.

As compensation for its advisory services, the Fund pays Strong a management fee at the annual rate specified below of the average daily net asset value of the Fund.

           Average Daily Net Assets        Annual Management Fee Rate
           ----------------------------------------------------------
           For assets under $4 billion                0.75%
           For the next $2 billion assets            0.725%
           For assets $6 billion and above            0.70%


The following individual is the Fund's Portfolio Manager.



THOMAS C. OGNAR, CFA manages the Fund. Mr. Ognar has earned the right to use the Chartered Financial Analyst(R) designation and has managed or co-managed the Fund since May 2002. From October 1998 to May 2002, he was a senior equity research analyst. Mr. Ognar received his bachelor's degree in finance from Miami University in 1992, his master's of science degree in finance from the University of Wisconsin -- Madison in 1995, and was selected to participate in the Applied Security Analysis Program in 1995.


OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

LEGAL AND REGULATORY MATTERS
--------------------------------------------------------------------------------
The United States Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Wisconsin Attorney General ("WAG"), and the Wisconsin Department of Financial Institutions ("WDFI") are investigating active trading of the Strong Funds by employees of Strong Capital Management,

YOUR INVESTMENT


Inc. ("Strong"), including Richard S. Strong, former employee and Chairman of Strong. The Independent Directors of the Strong Funds are also investigating these matters with the assistance of counsel and an independent consulting firm. The Independent Directors intend to obtain appropriate redress if they determine that the Strong Funds were harmed. In addition, Strong has received one or more subpoenas from the West Virginia Attorney General ("WVAG") and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Effective November 2, 2003, the Independent Directors accepted Mr. Strong's resignation as Chairman of the Strong Funds' Boards. Effective December 2, 2003, Mr. Strong resigned as Director of the Funds' Boards, as Chairman, Chief Investment Officer, and Director of Strong, and as Chairman and Director of Strong Financial Corporation, and its affiliates.



Strong is aware of a complaint filed and simultaneously settled on September 3, 2003 (the "Complaint"), by NYAG on behalf of the State of New York, against Canary Capital Partners, LLC, et al. (collectively, "Canary"), which alleges that Canary engaged in certain improper trading practices characterized as "late-day trading" and "market timing" with various mutual funds. Strong and certain Strong Funds are referenced, although not named as parties in the Complaint, with respect to the market timing allegations. On September 5, 2003, the SEC began an inquiry based on matters related to, and set forth in, the Complaint. On September 24, 2003, the WDFI asked that certain information and documents be provided related to the matters referenced in the Complaint. Strong is currently cooperating with the NYAG, the SEC, the WAG, the WDFI, the WVAG, and other regulatory agencies with respect to their separate inquiries into these matters. On September 26, 2003, Strong announced its commitment to make appropriate reimbursement if it is determined that the transactions set forth in the Complaint adversely affected investors in the Strong Funds referenced in the Complaint. On October 30, 2003, Mr. Strong announced that he has committed to personally compensate the Strong Funds for any financial losses they may have experienced as a result of his transactions.

                                                                YOUR INVESTMENT


As of the date of this prospectus, Strong is aware of shareholder class and derivative actions ("Actions") filed since September 4, 2003, with respect to the factual matters referenced in the Complaint and the subject matter of the regulatory investigations naming, among others, Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their officers and directors as defendants. These Actions have been filed in the following federal and state courts: U.S. District Court for the Southern District of New York; U.S. District Court, District of New Jersey; U.S. District Court, Eastern District of Wisconsin, Milwaukee Division; U.S. District Court, Western District of Wisconsin; Superior Court of New Jersey Law Division of Hudson; State of Wisconsin Circuit Court, Milwaukee County; State of Wisconsin Circuit Court, Waukesha County; Supreme Court of the State of New York; Superior Court of the State of California, County of Los Angeles; and U.S. District Court, District of Connecticut. On February 20, 2004, the United States Judicial Panel for Multi District Litigation ("MDL") ordered the transfer of those cases involving late trading or market timing in several mutual funds to the District of Maryland so they could be coordinated and possibly consolidated with other cases involving the same fund family. Several Actions naming Strong or one or more of its affiliates as a defendant were subject to this order, and it is expected that the MDL will soon order all or most of the other federal court Actions involving Strong to be transferred to the District of Maryland as "tag-along actions." The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds' prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs' attorneys' fees and experts' fees, and/or replacement of the Board of Directors of the Strong Funds. Additional lawsuits may be filed in the same or other venues presenting allegations and demands for relief. Strong expects that any such lawsuits would contain

YOUR INVESTMENT


allegations including the matters discussed in this prospectus and that the demands for relief would not materially differ from those described above.



AFFILIATED ADVISORY PROGRAMS

--------------------------------------------------------------------------------

Strong, on behalf of participants in programs managed by Strong, may invest a portion of the program's assets in any one Strong Fund that could represent a significant portion of the Fund's assets. In such instance, Strong's decision to make changes to or rebalance the program's allocations may substantially impact the Fund's performance.



INITIAL PUBLIC OFFERINGS

--------------------------------------------------------------------------------
The Fund may participate in the initial public offering (IPO) market. However, the Fund's access to profitable IPOs may be limited. Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more-established companies. In addition, the Fund may sell its IPO investments soon after buying them, which may result in higher trading costs and adverse tax consequences. When a Fund is small, profitable IPOs may greatly increase the Fund's total returns, but the Fund is not likely to achieve the same level of performance when it grows larger.

PERCENTAGE RESTRICTIONS
--------------------------------------------------------------------------------
The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (Percentage Restrictions). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the

                                                                YOUR INVESTMENT

security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This information describes the performance of Class C shares of the Fund for the periods shown. Certain information reflects financial results for a single Class C share outstanding for the entire period. "Total Return" shows how much an investment in the Class C shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

YOUR INVESTMENT


STRONG GROWTH FUND -- CLASS C

--------------------------------------------------------------------------------

                                                                 Dec. 31,       Dec. 31,
SELECTED PER-SHARE DATA/(A)/                                       2003        2002/(b)/
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $13.21        $13.44
Income From Investment Operations:
  Net Investment Income (Loss)                                   (0.32)/(c)/    0.00/(c)(d)/
  Net Realized and Unrealized Gains (Losses) on Investments       4.14         (0.23)
--------------------------------------------------------------------------------------------
  Total From Investment Operations                                3.82         (0.23)
Less Distributions:
  From Net Investment Income                                        --            --
--------------------------------------------------------------------------------------------
  Total Distributions                                               --            --
--------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $17.03        $13.21
============================================================================================

RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------
Total Return                                                    +28.9%         -1.7%
Net Assets, End of Period (In Millions)                             $1            $0/(e)/
Ratio of Expenses to Average Net Assets Before Expense Offsets    4.3%          2.3%*
Ratio of Expenses to Average Net Assets                           2.5%          2.3%*
Ratio of Net Investment Income (Loss) to Average Net Assets      (2.0%)         0.0%*/(d)/
Portfolio Turnover Rate/(f)/                                    138.8%        248.5%


  *Calculated on an annualized basis.
(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)For the period from December 26, 2002 (commencement of class) to December 31, 2002.

(c)Net investment income (loss) per share represents net investment income
   (loss) divided by average shares outstanding throughout the year.


(d)Amount calculated is less than $0.005 or 0.05%.

(e)Amount is less than $500,000.
(f)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                                   YOUR ACCOUNT


--------------------------------------------------------------------------------
We determine the share price or NAV of a class of shares by dividing the Fund's net assets attributable to the class of shares (the value of the Fund's investments, cash, and other assets attributable to the class of shares minus the Fund's liabilities attributable to the class of shares) by the number of shares in the class outstanding.

--------------------------------------------------------------------------------


SHARE PRICE
--------------------------------------------------------------------------------
Your price for buying, selling, or exchanging shares of a specific class of the Fund is the net asset value per share (NAV) for that class of shares plus any applicable sales charges. NAV is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 3:00 p.m., Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.


NAV is based on the value of the securities in the Fund's portfolio. Generally, market value is determined on the basis of information furnished by a pricing service or broker quotations, as appropriate.


FAIR VALUE PRICING

If pricing service information or broker quotations are not readily available, the Fund may price those securities using fair value procedures approved by the Board of Directors of the Strong Funds. A Fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures to price the same securities.


FOREIGN SECURITIES

Some of the Fund's portfolio securities may be listed on foreign exchanges that trade on days when we do not calculate an NAV. As a result, the value of the Fund's investments may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that we calculate the Fund's NAV. Events affecting the values of foreign securities that occur after the time a foreign exchange assigns a price to the foreign securities and before the

YOUR ACCOUNT


time when we calculate the Fund's NAV, including movements of the domestic market, generally will be reflected in a Fund's NAV if we, under the supervision of the Board of Directors of the Strong Funds, determine that such events require fair valuation of those foreign securities that may be affected by the event.



You can buy Class C shares at the offering price, which is the net asset value per share without an up-front sales charge. Class C shares are subject to annual 12b-1 distribution and service fees of 1.00%. Of the 1.00% fee, an annual 0.75% distribution fee compensates your financial intermediary for providing distribution services, and an annual 0.25% service fee compensates your financial intermediary for providing ongoing service to you. The Distributor (defined below) pays your financial intermediary a 1.00% up-front sales commission, which includes an advance of the first year's service and distribution fees. The Distributor retains the service and distribution fees in the first year to reimburse itself for paying your financial intermediary a 1.00% up-front sales commission and retains the service and distribution fees on accounts with no authorized dealer of record.



If you sell (redeem) your Class C shares within 1 year of purchase, you will have to pay a CDSC of 1.00% based on your original purchase price for the shares. For example, if you purchased $10,000 of shares, which due to market fluctuation have a current net asset value of $15,000 or $5,000, the CDSC fee will be assessed on your $10,000 purchase. For purposes of calculated the CDSC, the start of the 1-year holding period is the first day of the month in which the purchase was made. The Fund will use the "first-in, first-out" (FIFO) method when taking the CDSC.



To qualify for a CDSC waiver below, you or your financial intermediary must provide the Fund with all of the necessary information in advance of or at the time of the redemption. Consult the statement of additional information for further details. The CDSC generally will be waived in the following circumstances.



.. Account and transaction fees assessed on your account (e.g., returned investment fee).

                                                                   YOUR ACCOUNT



.. Redemptions by the Fund when an account falls below the minimum required account size.



.. Redemptions following the death or disability of the shareholder or beneficial owner, provided that the shares are sold within one year following the death or the initial determination of disability.



.. Redemptions through a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan. Systematic withdrawals of 12% annually require that the minimum distribution for such plan is no less than $250 per month.



.. Redemptions by an employee benefit plan or trust account whose third party administrator or dealer has entered into an agreement with the Distributor or Strong Investor Services, Inc. (the "Administrator") or one of their affiliates to perform certain document or administrative services, subject to operational and minimum size requirements specified from time to time by the Distributor or the Administrator or one of their affiliates.



.. Redemptions from a wrap account and fund "supermarket" investments. Shares acquired by investments through certain dealers (including registered investment advisors and financial planners) that have established certain operational arrangements with the Administrator that include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket" account, or a similar program under which such clients pay a fee to such dealer.


12B-1 DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------

The Fund has adopted a Rule 12b-1 distribution and service plan for its Class C shares. Under the distribution and service plan, the Fund pays Strong Investments, Inc. (Distributor) or others (e.g., broker-dealers and financial advisors) a 12b-1 fee of 1.00% of average daily net assets to sell Class C shares and/or provide ongoing account services to distributors and shareholders. These services may include establishing and maintaining shareholder accounts, answering

YOUR ACCOUNT


shareholder inquiries, and providing other personal services to shareholders. These 12b-1 fees also compensate the Distributor for other expenses, including:
(1) printing and distributing prospectuses to persons other than shareholders and (2) preparing, printing, and distributing advertising and sales literature and reports to shareholders used for sales purposes. Because Rule 12b-1 fees are ongoing, over time, these 12b-1 fees will increase the cost of your investment and may cost more than other types of sales charges. We and/or an affiliate, including the Distributor, may make payments from our own resources to brokers, financial advisors, or others for selling or servicing Fund shares.


MANAGING YOUR ACCOUNT
--------------------------------------------------------------------------------
This section describes the ways you can manage your account in the Fund. Some transactions and requests will require a signature guarantee. See "Additional Information" for examples.

THROUGH THIRD PARTIES

We encourage you to consult with an investment professional, who can look after the necessary paperwork to complete a transaction and help you with your investment decisions. Banks, broker-dealers, 401(k) plans, financial advisors, insurance companies, third-party administrators, and financial supermarkets (collectively, "financial intermediaries") may charge transaction and other fees and may set different investment minimums or limitations on buying or selling shares. The Fund generally requires financial intermediaries to transact through a registered clearing agency, such as the National Securities Clearing Corporation (NSCC). Consult your financial intermediary for details. Broker-dealers, including the Distributor and other financial intermediaries, may sponsor or participate in promotional programs in which investors receive incentives for establishing an account with the financial intermediary and/or for purchasing shares of the Strong Funds. Contact your financial intermediary or consult the statement of additional information for more information on these programs. We and/or an affiliate, including the Distributor, may make payments from our own

                                                                   YOUR ACCOUNT


resources to financial intermediaries for selling or servicing Fund shares. You can manage your account through a third party in the following ways:


.. OPEN AN ACCOUNT

.. MAKE ADDITIONAL INVESTMENTS

.. EXCHANGE SHARES

.. SELL SHARES




AUTOMATICALLY


Your financial intermediary can assist you in managing your account through automatic investment options in the following ways:


.. MAKE ADDITIONAL INVESTMENTS



 AIP. If offered by your financial intermediary, the Automatic Investment Plan
 (AIP) allows you to make regular, automatic investments from your bank checking or savings account.





 Dividends and Capital Gains. Your dividends and capital gains distribution will be automatically reinvested in additional shares, unless your financial intermediary directs otherwise. Your other options are to receive checks for these payments, have them automatically invested in the same class of another Strong Fund, have them electronically forwarded to your financial intermediary, or have them deposited into your bank account. If you elect to receive distributions paid by check, in its discretion, the Fund may reinvest distribution checks and reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. To change the current option for payment of dividends and capital gains distributions, please contact your financial intermediary or call us at 1-800-368-1683.



.. SELL SHARES




 If offered by your financial intermediary, the Systematic Withdrawal Plan allows you to redeem a fixed sum from your account on a regular basis. Payments may be sent either electronically to a bank account, or as a check to you or anyone you properly designate.

YOUR ACCOUNT


WIRE

Please call 1-800-368-1683 for wire instructions. Your financial intermediary can assist you in managing your account by federal wire in the following ways:



.. OPEN AN ACCOUNT


 Prior to your investment, a signed, completed application must be on file with the Fund's transfer agent.


.. MAKE ADDITIONAL INVESTMENTS

INVESTMENT MINIMUMS
--------------------------------------------------------------------------------
When buying shares, you must meet the following investment minimum requirements:


                                  Initial Investment Additional Investment
                                  Minimum            Minimum
      --------------------------------------------------------------------
      Regular accounts            $2,500                     $100
      Coverdell Education Savings $1,000                     $100
      Accounts, traditional IRAs,
      Roth IRAs, SEP IRAs, and
      UGMA/UTMA accounts
      SIMPLE IRAs and 403(b)(7),  the lesser of              $ 50
      Keogh, Pension Plan,        $250 or $25
      and Profit Sharing          per month
      Plan accounts*

--------------------------------------------------------------------------------

*If you open an employer-sponsored retirement plan account for which we provide or for which one of our alliance partners provides document or administrative services, there is no initial investment minimum.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
ACCOUNT OPTIONS AND SERVICES
Some account options and services are added to your account when it is opened, unless you choose otherwise, and some require registration. In addition, some options and services may be subject

                                                                   YOUR ACCOUNT

to additional restrictions or conditions. Ask your investment professional or call 1-800-368-1683 for more information.


CLEARING AGENCY TRANSACTIONS


We use reasonable procedures to confirm that transactions made through a clearing agency are genuine and may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received through a clearing agency, provided we reasonably believe the instructions were genuine. Contact us or your financial intermediary immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account.



CUSTOMER IDENTIFICATION REQUIREMENT


We are required to obtain certain personal information from you in order to verify your identity. If you do not provide this information, we may be unable to open an account for you. In certain circumstances, we may rely on a financial intermediary to assist with the verification of your identity. If we are unable to verify your identity, we may, without prior notice to you, reject additional purchases, suspend account options, close your account, and redeem your shares at the next NAV minus any applicable sales charge, and/or take other action we deem reasonable. You will be responsible for any losses, taxes, expenses, fees, or other results of these actions.


DUPLICATE COPIES OF DOCUMENTS

Upon your request and for the applicable fee, you may obtain duplicate copies of documents, such as account statements and tax forms. Please call 1-800-368-1683 for more information.


EXCHANGING SHARES

You can "exchange" shares between Strong Funds, which is executed as two separate transactions: a redemption from one Fund and a purchase into another Fund. Exchanges are allowed between Funds within the same share class, generally without being assessed any additional sales charges. If you and/or your financial intermediary submit an exchange between Strong Funds with

YOUR ACCOUNT


different share classes, your resulting transactions (redemption and purchase) will be subject to the applicable sales charges on the redemption, in addition to any sales charges applicable to the shares purchased. For tax purposes, exchanges may result in a capital gain or loss. Please ask for an appropriate prospectus, and read it before investing in any of the Strong Funds. All purchases are subject to the investment requirements and other criteria of the Fund and class purchased. Generally, exchanges between Strong Funds may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the transaction. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares.


HOUSEHOLDING
If we mail financial reports, prospectuses, or other regulatory material directly to you, we attempt to reduce the volume of mail you receive by sending only one copy of these documents to your household. You can call us at 1-800-368-1683 or write to us at the address listed on the back of this prospectus to request (1) additional copies free of charge or (2) that we discontinue our practice of householding regulatory materials.



PURCHASES IN KIND
You may, if we approve, purchase shares of the Fund with securities that are eligible for purchase by the Fund (consistent with the Fund's investment restrictions, policies, and objectives) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies.

PURCHASING SHARES

We only accept checks payable to Strong. We do not accept cash, checks drawn on banks outside the U.S., or credit card checks, and we may refuse checks if Strong is not the original payee. You will be charged $25 for every check or Electronic Funds Transfer returned unpaid. When all or a portion of a purchase is received for investment without a clear Fund designation or for investment in one of our closed classes or Funds, we may deposit the

                                                                   YOUR ACCOUNT

undesignated portion or the entire amount, as applicable, into the Strong Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Strong Money Market Fund, at the next NAV calculated after we accept your order.

SELLING SHARES

After your redemption request is accepted, we normally send your proceeds on the next day NAV is calculated (Business Day). If no direction is provided as to how and where the proceeds should be delivered to you, we may mail a check to the address on the account. If you recently purchased shares, the payment of your redemption may be delayed by up to ten days to allow the purchase payment to clear. If you request a specific dollar amount to be redeemed, and due to market fluctuation the account balance is less than the requested amount, we may redeem the remaining account balance. In some cases, your request will require a signature guarantee in order to process your redemption. Review the "Signature Guarantees" section that follows for details.



While the Fund does not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class C shares subject to a CDSC, the Fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on your purchase price, deducted from your redemption proceeds, and paid to the Distributor. The CDSC may be waived under certain special circumstances as described in the statement of additional information.


If you sell shares out of a non-IRA retirement account, and you are eligible to roll the sale proceeds into another retirement plan, we will withhold for federal income tax purposes a portion of the sale proceeds, unless you transfer all of the proceeds to an eligible retirement plan.

YOUR ACCOUNT



SHORT-TERM TRADING


The Fund attempts to deter short-term trading that may be disruptive to the efficient management of the Fund. The Fund may consider several factors when evaluating shareholder trading activities, including, but not limited to: (1) the amount of a transaction; (2) the frequency of transactions; (3) the time frame between which purchases and redemptions (including exchanges) are executed; and (4) the Fund's asset size. Shareholders who engage in such trading may be subject, without prior notice, to action by or on behalf of the Fund, including, but not limited to: (1) a request to cease such activities;
(2) rejection of any or all future purchase requests in one, several, or all Strong Funds; or (3) a refusal of, change to, discontinuance of, or temporary suspension of any or all account services.



Although the Fund attempts to deter this type of trading, it may not always be successful because, among other things, Fund shares may be purchased and redeemed indirectly by underlying shareholders aggregated in omnibus accounts maintained by brokers, retirement plans, fee-based investment programs, and other intermediaries. The Fund may receive limited information about transactions by an underlying shareholder in such accounts. Therefore, the Fund cannot always know about or reasonably be expected to detect potentially disruptive short-term trading.



If the Fund is unable to deter this type of trading, it may adversely affect the long-term performance of the Fund by requiring the Fund to maintain larger amounts of cash or more highly liquid securities than the Fund's manager might otherwise choose to maintain, or to liquidate portfolio holdings at a disadvantageous time, thereby increasing brokerage, administrative, and other expenses.


SIGNATURE GUARANTEES

A Medallion signature guarantee is designed to protect shareholders and the Fund against fraudulent transactions by unauthorized persons. The transactions for which the Fund will require such a signature guarantee for all authorized owners of an account include but are not limited to:

                                                                   YOUR ACCOUNT



.. When requesting that redemption proceeds be sent to a different name or address than is registered on an account, including another Strong account,



.. When establishing a bank address with no owner(s) in common with the Strong account owner(s) or when all Strong joint account owners are not also bank account owners,



.. When transferring the ownership of an account to another individual or organization,


.. If adding/changing a name or adding/removing an owner on an account, and

.. If adding/changing the beneficiary on a transfer-on-death account.


A Medallion signature guarantee may be required at our discretion to initiate a redemption (including exchanges and transfers).


A Medallion signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. Please note that a notary public stamp or seal is not a substitute for a Medallion signature guarantee.



VERIFICATION OF ACCOUNT STATEMENTS
Contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

DISTRIBUTIONS
--------------------------------------------------------------------------------
DISTRIBUTION POLICY

To the extent they are available, the Fund generally pays you dividends from net investment income and distributes net realized capital gains at least annually. There is a fixed dividend rate and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

YOUR ACCOUNT


REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Your dividends and capital gains distributions will be automatically reinvested in additional Class C shares of the Fund unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account. If you elect to receive distributions by check, in its discretion, the Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. To change the current option for payment of dividends and capital gains distributions, please contact your financial advisor or call us at 1-800-368-1683.

TAXES
--------------------------------------------------------------------------------
TAXABLE DISTRIBUTIONS

For federal tax purposes, any distributions you receive of net investment income (excluding qualified dividend income) and net short-term capital gains are generally taxable as ordinary dividend income at your income tax rate. Distributions of net long-term capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. Distributions of qualified dividend income generally will be taxable at long-term capital gains rates. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them. In addition, the Fund's active trading approach may increase the amount of distributions that you receive from the Fund.


RETURN OF CAPITAL
If your Fund's distributions exceed its earnings and profits, all or a portion of those distributions may be treated as a return of capital to you, which will generally reduce the cost basis of your shares. Such distributions may also be treated as a sale of your shares.

--------------------------------------------------------------------------------
Generally, if your investment is in a traditional IRA or other TAX-DEFERRED ACCOUNT, your dividends and distributions will not be taxed at the time they are paid but instead at the time you withdraw them from your account.

--------------------------------------------------------------------------------

                                                                   YOUR ACCOUNT



YEAR-END TAX STATEMENT


To assist you in tax preparation, after the end of each calendar year, we will send you a statement of your Fund's net investment income dividends (designating qualified dividend income), and net capital gains distributions (Form 1099).


BACKUP WITHHOLDING

By law, we must withhold 28% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security number or taxpayer identification number.




Because everyone's tax situation is unique, you should consult your tax professional for assistance.


--------------------------------------------------------------------------------
Unless your investment is in a tax-deferred retirement account such as an IRA, YOU MAY WANT TO AVOID:
.. Investing a large amount in the Fund close to the end of the calendar year.
  If the Fund makes a capital gains distribution, you may receive some of your investment back as a taxable distribution.

.. Selling shares of the Fund at a loss if you have purchased (including by reinvesting dividends and distributions) additional shares of the same Fund within 30 days prior to the sale or if you plan to purchase additional shares of the same Fund within 30 days following the sale. This is called a wash sale, and you will not be allowed to claim a tax loss on the transaction.


--------------------------------------------------------------------------------

YOUR ACCOUNT

RESERVED RIGHTS
--------------------------------------------------------------------------------
We reserve the right to:


.. Refuse, change, discontinue, or temporarily suspend account services, including but not limited to, exchange, automatic investment or redemption plans, or telephone, facsimile, and online account services, for any reason.



.. Reject any purchase request for any reason, including exchanges from other
  Strong Funds and automatic investment plan purchases.


.. Change the minimum or maximum investment amounts.


.. Delay sending out redemption proceeds for up to seven days.


.. Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.


.. Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of the Fund's assets.


.. Close any account that does not meet minimum investment requirements. We will give you 60 days' notice to increase your balance to the required minimum.

.. Waive the initial investment minimum at our discretion.

.. Reject any purchase or redemption request that does not contain all required documentation.

.. Amend or terminate purchases in kind at any time.

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

FOR MORE INFORMATION
--------------------------------------------------------------------------------
More information is available upon request at no charge, including:

SHAREHOLDER REPORTS: Additional information is available in the annual and semiannual report to shareholders. These reports contain a letter from management, discuss recent market conditions and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies, strategies, risks, and techniques. A current SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI is legally considered a part of this prospectus, even though it is not physically contained within this prospectus.

TO REQUEST INFORMATION OR TO ASK QUESTIONS:

           BY TELEPHONE                     FOR HEARING-IMPAIRED
           1-414-359-1400 or 1-800-368-1683 (TDD)  1-800-999-2780

           BY MAIL                          BY OVERNIGHT DELIVERY
           Strong Funds                     Strong Funds
           P.O. Box 2936                    900 Heritage Reserve
           Milwaukee, WI 53201-2936         Menomonee Falls, WI 53051

             ON THE INTERNET                    BY E-MAIL
             View online or download documents: service@Strong.com
             SEC*: www.sec.gov

This prospectus is not an offer to sell securities in places other than the United States and its territories.

*Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may call the SEC at
(202) 942-8090 for information about the operation of the Public Reference Room. Reports and other information about the Fund are also available from the EDGAR Database on the SEC's web site at www.sec.gov. You may obtain a copy of this information, after paying a duplicating fee, by sending a written request to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by sending an e-mail request to publicinfo@sec.gov.

Strong Growth Fund, a series of Strong Equity Funds, Inc., SEC file number:
811-08100

          Please find STRONG'S PRIVACY POLICY inside this back cover.


                       RT43438 05-04 0405GRO/WH2534 05-04

                                    [GRAPHIC]



                                INVESTOR CLASS





                                                       Prospectus | May 1, 2004



                                                          STRONG Large Cap Core

                                                                           FUND



 As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved of these securities or determined if the information in this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


[LOGO] STRONG

TABLE OF CONTENTS


YOUR INVESTMENT


KEY INFORMATION

What is the Fund's objective?..................................................1


What are the Fund's principal investment strategies?...........................1


What are the main risks of investing in the Fund?..............................2


What are the Fund's fees and expenses?.........................................5


Who are the Fund's investment advisor and portfolio manager?...................7


OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

Legal and Regulatory Matters...................................................9


Affiliated Advisory Programs..................................................11


Initial Public Offerings......................................................11


Percentage Restrictions.......................................................12


Financial Highlights..........................................................12



YOUR ACCOUNT



Share Price...................................................................14


Managing Your Account.........................................................15


Investment Minimums...........................................................20


Additional Information........................................................20


Distributions.................................................................25


Taxes.........................................................................26


Reserved Rights...............................................................28


For More Information..........................................................36


In this prospectus, "we," "us," or "our" refers either to Strong Capital Management, Inc., the investment advisor for the Strong Funds, or Strong Investor Services, Inc., the administrator and transfer agent for the Strong Funds.

  Please find STRONG'S PRIVACY POLICY inside the back cover of this booklet.

                                                                YOUR INVESTMENT

KEY INFORMATION

WHAT IS THE FUND'S OBJECTIVE?
--------------------------------------------------------------------------------
The STRONG LARGE CAP CORE FUND seeks capital growth.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

The LARGE CAP CORE FUND invests, under normal conditions, at least 80% of its net assets in equity securities of large-capitalization companies. Large-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the S&P 500 Index at the time of investment. The Fund also invests in medium-capitalization companies. The manager chooses stocks through fundamental analysis and research and looks for companies the manager believes may have long-term growth potential. The manager examines many factors such as consistency of a business plan, foresight of the competitive market conditions, business knowledge, and management's attention to detail. To a limited extent, the Fund may also invest in companies the manager believes may be inexpensive relative to one or more valuation measures such as earnings, cash flow, or asset value. The portfolio generally holds 50 or fewer stocks. The Fund may utilize an active trading approach. The manager may sell a holding if its growth prospects diminish or if better investment opportunities become available.



The manager of the Fund may invest up to 100% of the Fund's assets in cash or cash-type securities (including high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Fund's manager determines that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the Fund earning a

YOUR INVESTMENT

lower return than it would have otherwise achieved if the manager had not adopted a temporary defensive position. In this case, the Fund may not achieve its investment objective.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
--------------------------------------------------------------------------------
STOCK RISKS: The major risks of the Fund are those of investing in the stock market. This means the Fund may experience sudden, unpredictable declines in value, as well as periods of poor performance. Because stock values go up and down, the value of your Fund's shares may go up and down. Therefore, when you sell your investment, you may receive more or less money than you originally invested.


ACTIVE MANAGEMENT RISK: The Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the manager will produce the desired results.


ACTIVE TRADING RISK: The Fund's use of an active trading approach may increase the Fund's costs and reduce the Fund's performance.


GROWTH- AND VALUE-STYLE INVESTING RISKS: Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. The Fund invests in both growth- and value-style stocks. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. The Fund's performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style. In addition, value stocks may not increase in price or pay dividends as anticipated by the Fund's manager or may decline even further if (1) other investors fail to recognize the company's value, (2) other investors favor investing in faster-growing companies, or (3) the factors that the manager believes will increase the price do not occur.

                                                                YOUR INVESTMENT


MEDIUM COMPANIES RISKS: Medium-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more-established companies. As a result, the companies' performance can be more volatile, and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio. Generally, the smaller the company size, the greater these risks.

NOT INSURED RISK: An investment in the Fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The Fund is appropriate for investors who are comfortable with the risks described here and whose financial goals are five or more years in the future. The Fund is not appropriate for investors concerned primarily with principal stability. It is possible to lose money by investing in the Fund.

FUND STRUCTURE
The Fund has adopted a multiple class plan and may offer one or more classes of shares. Only the Investor Class shares are offered in this prospectus. The principal differences among the classes are each class' sales charges, if any, and annual expenses. Each class may also pay different administrative and transfer agency fees and expenses.

FUND PERFORMANCE

The following return information illustrates how the performance of the Fund's Investor Class shares can vary, which is one indication of the risks of investing in the Fund. The information also provides some indication of the risks of investing in the Fund by showing how the Fund's average annual returns, which reflect Fund expenses, compare with returns of a broad measure of market performance and an index of funds with similar investment objectives, which are unmanaged, have no expenses, and are unavailable for investment. Please keep in mind that the past performance of the Fund, before and after taxes, does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

YOUR INVESTMENT

                                   [CHART]

                          CALENDAR YEAR TOTAL RETURNS

                    1999    2000     2001     2002    2003
                   ------  ------  -------  -------  ------
                   29.36%  -9.19%  -11.21%  -26.88%  24.35%


BEST AND WORST QUARTERLY PERFORMANCE
(During the periods shown above)

Fund name               Best quarter return:      Worst quarter return:
Large Cap Core          19.58% (4th Q 1999)       -19.32% (3rd Q 2001)

                                                                YOUR INVESTMENT

                         AVERAGE ANNUAL TOTAL RETURNS

                                As of 12-31-03


                                                                Since Fund
  Fund/Index                                     1-Year 5-Year Inception/(1)/
  ---------------------------------------------------------------------------
  LARGE CAP CORE
   Return Before Taxes                           24.35% -1.06%     1.18%
   Return After Taxes on Distributions           24.35% -1.52%     0.75%
   Return After Taxes on Distributions and Sale
   of Fund Shares                                15.83% -1.14%     0.78%
  S&P 500 Index (reflects no deduction for fees,
  expenses, or taxes)/(2)/                       28.67% -0.57%     1.10%
  Lipper Large-Cap Core Funds Index (reflects no
  deduction for fees, expenses, or taxes)/(3)/   24.80% -1.08%     0.34%

--------------------------------------------------------------------------------

/(1)/The Fund commenced operations on June 30, 1998. / /

/(2)/The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. / /


/(3)/The Lipper Large-Cap Core Funds Index is the average of the 30 largest funds in this Lipper category.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. After-tax returns are not relevant to investments through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


From time to time, the Fund's performance was significantly enhanced through investments in initial public offerings (IPOs). In addition, the effect of IPOs purchased when the Fund's asset base was small may have been magnified. Given these circumstances, you should not expect that such enhanced returns can be consistently achieved. Please consider this before investing.



WHAT ARE THE FUND'S FEES AND EXPENSES?

--------------------------------------------------------------------------------
This section describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


The costs of operating the Fund are deducted from Fund assets, which means you pay them indirectly. These costs are deducted before computing

YOUR INVESTMENT


the daily share price or making distributions. As a result, they do not appear on your account statement but instead reduce the total return you receive from your Fund investment.



The following Annual Fund Operating Expenses table and Example table are based on actual expenses incurred during the Fund's fiscal period ended December 31, 2003. Please keep in mind that, as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal period may be significantly different than those shown.


SHAREHOLDER FEES
(fees paid directly from your investment)

The Investor Class shares of the Fund are 100% no-load, so you pay no up-front sales load to buy or sell shares.




ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS)

(expenses that are deducted from Fund assets)



         Management Fees                                  0.75%/(1)/
         Other Expenses                                   2.20%
         Total Annual Operating Expenses                  2.95%/(2)/
         Contractual Waivers and/or Absorptions           0.95%
         Net Annual Operating Expenses (after contractual
           waivers and/or absorptions)                    2.00%/(2)(3)/


/(1)/The Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels.

/(2)/The Fund participated in a program under which it received a credit for part of the brokerage commission paid in transactions with participating brokers. This credit was applied to the Fund's Other Expenses that were not attributable to Strong or its affiliates. Total Annual Operating Expenses do not reflect these credits or any other expense reimbursements or fee waiver arrangements for the Fund. After giving effect to these credits, expense reimbursements, and fee waiver arrangements, Total Annual Operating Expenses as of December 31, 2003, were 1.65%. Voluntary expense reimbursements and fee waiver arrangements may be modified or terminated at any time.


/(3)/We have contractually agreed to waive our fees and/or absorb expenses until May 1, 2005, to keep Total Annual Operating Expenses at no more than 2.00%.

                                                                YOUR INVESTMENT


EXAMPLE: This example is intended to help you compare the cost of investing in the Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                        1 Year 3 Years 5 Years 10 Years
                        -------------------------------
                         $203   $823   $1,469   $3,203


WHO ARE THE FUND'S INVESTMENT ADVISOR AND PORTFOLIO MANAGER?
--------------------------------------------------------------------------------

Strong Capital Management, Inc. (Strong) is the investment advisor for the Fund. Strong provides investment management services for mutual funds and other investment portfolios representing assets of over $36 billion as of February 29, 2004. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, some of which are available through variable insurance products. Strong's mailing address is P.O. Box 2936, Milwaukee, WI 53201.



Strong is currently considering a number of strategic alternatives, including the sale of Strong. Strong has hired Goldman, Sachs & Co. to assist Strong in exploring this option.

YOUR INVESTMENT



As compensation for its advisory services, the Fund pays Strong a management fee at the annual rate specified below of the average daily net asset value of the Fund.


       Average Daily Net Assets        Current Annual Management Fee Rate
       ------------------------------------------------------------------
       For assets under $4 billion                    0.75%
       For the next $2 billion assets                0.725%
       For assets $6 billion and above                0.70%

The following individual is the Fund's Portfolio Manager.


KAREN E. MCGRATH, CFA manages the Large Cap Core Fund. She joined Strong as a Portfolio Manager in September 1995 and has earned the right to use the Chartered Financial Analyst(R) designation. Ms. McGrath has managed the Large Cap Core Fund since February 2002. Ms. McGrath received her bachelor's degree in accounting from Marquette University in 1959.

                                                                YOUR INVESTMENT


OTHER IMPORTANT INFORMATION YOU SHOULD KNOW


LEGAL AND REGULATORY MATTERS

--------------------------------------------------------------------------------

The United States Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Wisconsin Attorney General ("WAG"), and the Wisconsin Department of Financial Institutions ("WDFI") are investigating active trading of the Strong Funds by employees of Strong Capital Management, Inc. ("Strong"), including Richard S. Strong, former employee and Chairman of Strong. The Independent Directors of the Strong Funds are also investigating these matters with the assistance of counsel and an independent consulting firm. The Independent Directors intend to obtain appropriate redress if they determine that the Strong Funds were harmed. In addition, Strong has received one or more subpoenas from the West Virginia Attorney General ("WVAG") and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Effective November 2, 2003, the Independent Directors accepted Mr. Strong's resignation as Chairman of the Strong Funds' Boards. Effective December 2, 2003, Mr. Strong resigned as Director of the Funds' Boards, as Chairman, Chief Investment Officer, and Director of Strong, and as Chairman and Director of Strong Financial Corporation, and its affiliates.



Strong is aware of a complaint filed and simultaneously settled on September 3, 2003 (the "Complaint"), by NYAG on behalf of the State of New York, against Canary Capital Partners, LLC, et al. (collectively, "Canary"), which alleges that Canary engaged in certain improper trading practices characterized as "late-day trading" and "market timing" with various mutual funds. Strong and certain Strong Funds are referenced, although not named as parties in the Complaint, with respect to the market timing allegations. On September 5, 2003, the SEC began an inquiry based on matters related to, and set forth in, the Complaint. On

YOUR INVESTMENT


September 24, 2003, the WDFI asked that certain information and documents be provided related to the matters referenced in the Complaint. Strong is currently cooperating with the NYAG, the SEC, the WAG, the WDFI, the WVAG, and other regulatory agencies with respect to their separate inquiries into these matters. On September 26, 2003, Strong announced its commitment to make appropriate reimbursement if it is determined that the transactions set forth in the Complaint adversely affected investors in the Strong Funds referenced in the Complaint. On October 30, 2003, Mr. Strong announced that he has committed to personally compensate the Strong Funds for any financial losses they may have experienced as a result of his transactions.



As of the date of this prospectus, Strong is aware of multiple class and derivative actions ("Actions") filed since September 4, 2003, with respect to the factual matters referenced in the Complaint and the subject matter of the regulatory investigations naming, among others, Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their officers and directors as defendants. These Actions have been filed in the following federal and state courts: U.S. District Court for the Southern District of New York; U.S. District Court, District of New Jersey; U.S. District Court, Eastern District of Wisconsin, Milwaukee Division; U.S. District Court, Western District of Wisconsin; Superior Court of New Jersey Law Division of Hudson; State of Wisconsin Circuit Court, Milwaukee County; State of Wisconsin Circuit Court, Waukesha County; Supreme Court of the State of New York; Superior Court of the State of California, County of Los Angeles; and U.S. District Court, District of Connecticut. On February 20, 2004, the United States Judicial Panel for Multi District Litigation ("MDL") ordered the transfer of those cases involving late trading or market timing in several mutual funds to the District of Maryland so they could be coordinated and possibly consolidated with other cases involving the same fund family. Several Actions naming Strong or one or more of its affiliates as a defendant were subject to this order, and it is expected that the MDL will soon order all or most of the other federal court Actions involving Strong to be transferred to the

                                                                YOUR INVESTMENT


District of Maryland as "tag-along actions." The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds' prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs' attorneys' fees and experts' fees, and/or replacement of the Board of Directors of the Strong Funds. Additional lawsuits may be filed in the same or other venues presenting allegations and demands for relief. Strong expects that any such lawsuits would contain allegations including the matters discussed in this prospectus and that the demands for relief would not materially differ from those described above.



AFFILIATED ADVISORY PROGRAMS

--------------------------------------------------------------------------------

Strong, on behalf of participants in programs managed by Strong, may invest a portion of the program's assets in any one Strong Fund that could represent a significant portion of the Fund's assets. In such instance, Strong's decision to make changes to or rebalance the program's allocations may substantially impact the Fund's performance.



INITIAL PUBLIC OFFERINGS

--------------------------------------------------------------------------------
The Fund may participate in the initial public offering (IPO) market. However, the Fund's access to profitable IPOs may be limited. Investing in IPOs is risky and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more-established companies. In addition, the Fund may sell its IPO investments soon after buying them, which may result in higher trading costs and adverse tax consequences. When the Fund is small, profitable IPOs may greatly increase the Fund's total returns, but the Fund is not likely to achieve the same level of performance when it grows larger.

YOUR INVESTMENT


PERCENTAGE RESTRICTIONS
--------------------------------------------------------------------------------
The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (Percentage Restrictions). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or
(3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.


The Fund has adopted a non-fundamental policy to provide 60 days' advance notice to shareholders if it changes its strategy of investing, under normal conditions, at least 80% of its net assets in a particular type of investment, industry, country, or geographic region suggested by its name.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This information describes the performance of the Investor Class shares of the Fund for the periods shown. Certain information reflects financial results for a single Investor Class share outstanding for the entire period. "Total Return" shows how much an investment in the Investor Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

                                                                YOUR INVESTMENT



STRONG LARGE CAP CORE FUND -- INVESTOR CLASS

--------------------------------------------------------------------------------

                                          Dec. 31,    Dec. 31, Dec. 31, Dec. 31, Dec. 31,
SELECTED PER-SHARE DATA/(A)/                2003        2002     2001     2000     1999
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                                $8.05        $11.01   $12.40   $13.85   $11.25
Income From Investment
 Operations:
  Net Investment Income (Loss)               --         (0.08)   (0.10)   (0.09)   (0.11)
  Net Realized and Unrealized
   Gains (Losses) on Investments           1.96         (2.88)   (1.29)   (1.19)    3.41
-----------------------------------------------------------------------------------------
  Total From Investment
   Operations                              1.96         (2.96)   (1.39)   (1.28)    3.30
Less Distributions:
  From Net Realized Gains                    --            --       --    (0.17)   (0.70)
-----------------------------------------------------------------------------------------
  Total Distributions                        --            --       --    (0.17)   (0.70)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period           $10.01         $8.05   $11.01   $12.40   $13.85
=========================================================================================

RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------
Total Return                             +24.4%        -26.9%   -11.2%    -9.2%   +29.4%
Net Assets, End of Period (In Millions)      $4            $4       $6       $6       $5
Ratio of Expenses to Average
 Net Assets Before Expense Offsets         3.0%          2.5%     2.7%     2.0%     2.0%
Ratio of Expenses to Average
 Net Assets                                1.7%          1.8%     2.0%     2.0%     2.0%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                    (0.0%)/(b)/   (0.9%)   (1.1%)   (0.8%)   (1.1%)
Portfolio Turnover Rate                  105.5%        269.3%   196.4%   154.9%   178.4%




(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

(b)Amount calculated is less than 0.05%.

YOUR ACCOUNT

SHARE PRICE
--------------------------------------------------------------------------------
Your price for buying, selling, or exchanging shares of a specific class of the Fund is the net asset value per share (NAV) for that class of shares. NAV is generally calculated as of the close of trading on the New York Stock Exchange
(NYSE) (usually 3:00 p.m., Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.


NAV is based on the value of the securities in the Fund's portfolio. Generally, market value



--------------------------------------------------------------------------------
We determine the share price or NAV of a class of shares by dividing the Fund's net assets attributable to the class of shares (the value of the Fund's investments, cash, and other assets attributable to the class of shares minus the Fund's liabilities attributable to the class of shares) by the number of shares in the class outstanding.

--------------------------------------------------------------------------------

is determined on the basis of information furnished by a pricing service or broker quotations, as appropriate.


FAIR VALUE PRICING


If pricing service information or broker quotations are not readily available, the Fund may price those securities using fair value procedures approved by the Board of Directors of the Strong Funds. A Fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures to price the same securities.


FOREIGN SECURITIES

Some of the Fund's portfolio securities may be listed on foreign exchanges that trade on days when we do not calculate an NAV. As a result, the value of the Fund's investments may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that we calculate the Fund's NAV. Events affecting the values of foreign securities that occur after the time a foreign exchange assigns a price to the foreign securities and before the time when we calculate the Fund's NAV, including movements of

                                                                   YOUR ACCOUNT


the domestic market, generally will be reflected in a Fund's NAV if we, under the supervision of the Board of Directors of the Strong Funds, determine that such events require fair valuation of those foreign securities that may be affected by the event.


MANAGING YOUR ACCOUNT
--------------------------------------------------------------------------------
This section describes the ways you can manage your account in the Fund. Some transactions and requests will require a signature guarantee. See "Additional Information" for examples.

ONLINE

At www.Strong.com, you can access Fund performance and portfolio holding information, portfolio manager commentaries, account options information, account history, balances, and recent dividend information. In addition, you can update your mailing address and add or make changes to an Automatic Investment Plan. Also, you can sign up to receive regulatory documents and other materials, daily transaction reports, and account statements electronically, or you can request that we discontinue electronic delivery. Additional planning tools and market information are also available. You can manage your account online in the following ways:


.. OPEN AN ACCOUNT

 Complete and submit our online application; or current investors may open an account by exchanging shares from another Strong account. There is a maximum initial investment of $25,000 per application for new online accounts funded electronically from your bank account.


.. MAKE ADDITIONAL INVESTMENTS

 With Express Purchase/SM/, you can make additional investments of up to $100,000 each to an existing account directly from your bank account.


.. EXCHANGE SHARES

 For accounts with the Exchange Option, you can exchange shares between Strong accounts with the same registered owners, address, and taxpayer identification number.

YOUR ACCOUNT


.. SELL SHARES

 For accounts with the Redemption Option, you can submit redemption requests for up to $250,000 each. You may have a check mailed to your account's address or have the proceeds either electronically transmitted to a pre-authorized bank account, or, for the applicable fee, wired to a pre-authorized bank account.


BY MAIL
Please send all mail requests to Strong Funds, P.O. Box 2936, Milwaukee, WI 53201-2936. You can manage your account by mail in the following ways:

.. OPEN AN ACCOUNT
 Send a signed, completed application and a check or money order payable to Strong.

.. MAKE ADDITIONAL INVESTMENTS

 Send an Investment Form and a check or money order payable to Strong.


.. EXCHANGE SHARES

 Send written instructions, including your account number, the dollar amount or number of shares you wish to exchange, the names and signatures of all owners or other authorized persons to exchange shares between Strong accounts with the same registered owners and taxpayer identification number.


.. SELL SHARES

 Send written instructions, including your account number, the dollar amount or number of shares you wish to redeem, the names and signatures of all owners or other authorized persons, and the account mailing address.


BY TELEPHONE

You may call 1-800-368-3863 to speak to a customer service representative. During times of unusual market activity, our customer service representatives may be busy, and you may experience a delay placing a telephone request. During these times, consider calling the Strong Direct(R) automated voice-recognition system at 1-800-368-7550 or using our web site at

                                                                   YOUR ACCOUNT


www.Strong.com. With Strong Direct, you can access current Fund share prices and other Fund information and account information. You can manage your account by telephone in the following ways:


.. OPEN AN ACCOUNT
 For accounts with the Exchange Option, you can exchange shares into a new Strong Fund.

.. MAKE ADDITIONAL INVESTMENTS

 With Express Purchase, you can make additional investments of up to $100,000 each to an existing account directly from your bank account.


.. EXCHANGE SHARES

 For accounts with the Exchange Option, you can exchange shares between Strong accounts with the same registered owners and taxpayer identification number.


.. SELL SHARES
 For accounts with the Redemption Option, you can have a check mailed to your account's address, electronically transmitted to a pre-authorized bank account, or, for the applicable fee, wired to a pre-authorized bank account.

AUTOMATICALLY
You can manage your account through automatic investment options in the following ways:

.. MAKE ADDITIONAL INVESTMENTS

 Automatic Investment Plan (AIP): An AIP allows you to make regular, automatic investments from your bank checking or savings account.


 Payroll Direct Deposit. The Payroll Direct Deposit Plan allows you to send all or a portion of your paycheck, Social Security check, military allotment, or annuity payment to the Fund of your choice.

 Dividends and Capital Gains. Your dividends and capital gains distributions will be automatically reinvested in additional shares, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically

YOUR ACCOUNT

 invested in another Strong Fund, or have them deposited into your bank account. If you elect to receive distributions paid by check, in its discretion, the Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. To change the current option for payment of dividends and capital gains distributions, please call 1-800-368-3863.

.. EXCHANGE SHARES
 The Automatic Exchange Plan allows you to make regular, automatic exchanges between Strong accounts.

.. SELL SHARES
 The Systematic Withdrawal Plan allows you to redeem a fixed sum from your account on a regular basis and send it electronically to a bank account or as a check to you or anyone you properly designate.

BY WIRE

Please call a customer service representative for wire instructions. Please note, your purchase order cannot be accepted until your wire payment is received by the Fund's agent. You can manage your account by wire in the following ways:



.. OPEN AN ACCOUNT


 Prior to your investment, a signed, completed application must be on file with the Fund's transfer agent.


.. MAKE ADDITIONAL INVESTMENTS

.. SELL SHARES

 For accounts with the Redemption Option, and for the applicable fee, you can call a customer service representative to have the proceeds wired to a pre-authorized bank account.


THROUGH THIRD PARTIES

When you transact through a third party (rather than directly with us), the policies and fees may be different than described in this prospectus. Banks, broker-dealers, 401(k) plans, financial advisors,

                                                                   YOUR ACCOUNT


insurance companies, third-party administrators, and financial supermarkets (collectively, "financial intermediaries") may charge transaction and other fees and may set different investment minimums or limitations on buying or selling shares. The Fund may require financial intermediaries to transact through a registered clearing agency, such as the National Securities Clearing Corporation. Consult your financial intermediary for details. Broker-dealers, including the Fund's distributor and other financial intermediaries, may sponsor or participate in promotional programs in which investors receive incentives for establishing an account with the financial intermediary and/or for purchasing shares of the Strong Funds. Contact your financial intermediary, or consult the statement of additional information for more information on these programs. We and/or an affiliate, including the Fund's distributor, may make payments from our own resources to financial intermediaries for selling or servicing Fund shares. You can manage your account through a third party in the following ways:


.. OPEN AN ACCOUNT

.. MAKE ADDITIONAL INVESTMENTS

.. EXCHANGE SHARES

.. SELL SHARES

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our web site or call a customer service representative for hours, directions, and the locations of our other Investor Centers.

YOUR ACCOUNT


INVESTMENT MINIMUMS
--------------------------------------------------------------------------------
When buying shares, you must meet the following investment minimum requirements:


                                  Initial Investment Additional Investment
                                  Minimum            Minimum
      --------------------------------------------------------------------
      Regular accounts            $2,500                     $100
      Coverdell Education Savings $1,000                     $100
      Accounts, traditional IRAs,
      Roth IRAs, SEP IRAs, and
      UGMA/UTMA accounts
      SIMPLE IRAs and 403(b)(7),  the lesser of               $50
      Keogh, Pension Plan, Profit $250 or $25
      Sharing Plan, and           per month
      401(k) Plan accounts*

--------------------------------------------------------------------------------

* If you open an employer-sponsored retirement plan account for which we provide or for which one of our alliance partners provides document or administrative services, there is no initial investment minimum.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
ACCOUNT OPTIONS AND SERVICES

Some account options and services are added to your account when it is opened, unless you choose otherwise, and some require registration. In addition, some options and services may be subject to additional restrictions or conditions. Visit our web site or call a customer service representative for more information or to request a Shareholder Account Options form.



CUSTOMER IDENTIFICATION REQUIREMENT


We are required to obtain certain personal information from you in order to verify your identity. If you do not provide this information, we may be unable to open an account for you. In certain circumstances, we may rely on a financial intermediary to assist with the verification of your identity. If we are unable to verify your identity, we may, without prior notice to you, reject

                                                                   YOUR ACCOUNT


additional purchases, suspend account options, close your account and redeem your shares at the next NAV minus any applicable sales charge, and/or take other action we deem reasonable. You will be responsible for any losses, taxes, expenses, fees, or other results of these actions.


DUPLICATE COPIES OF DOCUMENTS
Upon your request and for the applicable fee, you may obtain duplicate copies of documents, such as account statements and tax forms. Please call a customer service representative for more information.

EXCHANGING SHARES
An exchange of shares between Strong accounts is considered a sale and a purchase of shares for several purposes, including tax purposes, and may result in a capital gain or loss. Some Strong Funds charge a redemption fee as described in the appropriate Fund's prospectus. Purchases by exchange are subject to the investment requirements and other criteria of the Fund and class purchased. Please ask us for the appropriate prospectus, and read it before investing in any of the Strong Funds.

HOUSEHOLDING
If we mail financial reports, prospectuses, or other regulatory material directly to you, we attempt to reduce the volume of mail you receive by sending only one copy of these documents to your household. You can call us at 1-800-368-3863 or write to us at the address listed on the back of this prospectus to request (1) additional copies free of charge or (2) that we discontinue our practice of householding regulatory materials.

LOW BALANCE ACCOUNT FEE

Because of the high cost of maintaining small accounts, an annual low balance account fee of $25 (or the value of the account if the account value is less than $25) will be charged to all accounts that fail to meet the initial investment minimum. The fee, which is payable to the transfer agent, will not apply to shareholders whose combined Strong Funds assets total $100,000 or more. We will waive the fee if an account balance falls below the account's initial investment minimum due solely to market fluctuations.

YOUR ACCOUNT




PURCHASES IN KIND
You may, if we approve, purchase shares of the Fund with securities that are eligible for purchase by the Fund (consistent with the Fund's investment restrictions, policies, and objectives) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies.

PURCHASING SHARES

We only accept checks payable to Strong. We do not accept cash, checks drawn on banks outside the U.S., or credit card checks, and we may refuse checks if Strong is not the original payee. You will be charged $25 for every check or Electronic Funds Transfer returned unpaid. When all or a portion of a purchase is received for investment without a clear Fund designation or for investment in one of our closed classes or Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Strong Money Market Fund. We will treat your inaction as approval of this purchase, until you later direct us to sell or exchange these shares of the Strong Money Market Fund, at the next NAV calculated after we accept your order.


RETIREMENT ACCOUNTS
We offer a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on:

.. INDIVIDUAL RETIREMENT PLANS, including traditional IRAs and Roth IRAs, call
  1-800-368-3863.


.. QUALIFIED RETIREMENT PLANS, including SIMPLE IRAs, SEP IRAs, 403(b)(7)s,
  Keoghs, Pension Plans, Profit Sharing Plans, and 401(k) Plans, call 1-800-368-2882.


There may be special distribution requirements for a retirement account. For more information, call the appropriate number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 and a $50 fee for transferring assets to another custodian or for closing a retirement account. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another

                                                                   YOUR ACCOUNT

retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SELLING SHARES

After your redemption request is accepted, we normally send your proceeds on the next day NAV is calculated (Business Day). Proceeds transmitted electronically will usually arrive at your bank two banking days after we process your transaction. Proceeds transmitted by wire will usually arrive at your bank the first banking day after we process your transaction. If no direction is provided as to how or where to deliver the proceeds, we may mail a check to the address on the account. Because the post office will not forward checks, please notify us if your address has changed. If you recently purchased shares, the payment of your redemption may be delayed up to ten days to allow the purchase payment to clear. If you request a specific dollar amount to be redeemed, and due to market fluctuation the account balance is less than the requested amount, we may redeem the remaining account balance. In some cases, your request will require a signature guarantee in order to process the redemption. Review the "Signature Guarantees" section that follows for details.


SHORT-TERM TRADING

The Fund attempts to deter short-term trading that may be disruptive to the efficient management of the Fund. The Fund may consider several factors when evaluating shareholder trading activities, including, but not limited to:
(1) the amount of a transaction; (2) the frequency of transactions; (3) the time frame between which purchases and redemptions (including exchanges) are executed; and (4) the Fund's asset size. Shareholders who engage in such trading may be subject, without prior notice, to action by or on behalf of the Fund, including, but not limited to: (1) a request to cease such activities;
(2) rejection of any or all future purchase requests in one, several, or all Strong Funds; or (3) a refusal of, change to, discontinuance of, or temporary suspension of any or all account services.

YOUR ACCOUNT



Although the Fund attempts to deter this type of trading, it may not always be successful because, among other things, Fund shares may be purchased and redeemed indirectly by underlying shareholders aggregated in omnibus accounts maintained by brokers, retirement plans, fee-based investment programs, and other intermediaries. The Fund may receive limited information about transactions by an underlying shareholder in such accounts. Therefore, the Fund cannot always know about or reasonably be expected to detect potentially disruptive short-term trading.



If the Fund is unable to deter this type of trading, it may adversely affect the long-term performance of the Fund by requiring the Fund to maintain larger amounts of cash or cash-type securities than the Fund's manager might otherwise choose to maintain, or to liquidate portfolio holdings at a disadvantageous time, thereby increasing brokerage, administrative, and other expenses.


SIGNATURE GUARANTEES

A Medallion signature guarantee is designed to protect shareholders and the Fund against fraudulent transactions by unauthorized persons. The transactions for which the Fund will require such a signature guarantee for all authorized owners of an account include but are not limited to:



.. When requesting that redemption proceeds be sent to a different name or address than is registered on an account, including another Strong account,



.. When establishing a bank address with no owner(s) in common with the Strong account owner(s) or when all Strong joint account owners are not also bank account owners,



.. When transferring the ownership of an account to another individual or organization,



.. When requesting to redeem or redeposit shares that have been issued in certificate form,


.. If adding/changing a name or adding/removing an owner on an account, and

.. If adding/changing the beneficiary on a transfer-on-death account.

                                                                   YOUR ACCOUNT



A Medallion signature guarantee may be required at our discretion to initiate a redemption (including exchanges and transfers).


A Medallion signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. Please note that a notary public stamp or seal is not a substitute for a Medallion signature guarantee.

TELEPHONE AND ELECTRONIC TRANSACTIONS
We use reasonable procedures to confirm that telephone and electronic transaction requests are genuine and may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received by telephone or electronically, provided we reasonably believe the instructions were genuine. For transactions through our automated voice-recognition system and our web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN, or password.

VERIFICATION OF ACCOUNT STATEMENTS
Contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

DISTRIBUTIONS
--------------------------------------------------------------------------------
DISTRIBUTION POLICY

To the extent they are available, the Fund generally pays you dividends from net investment income and distributes net realized capital gains at least annually. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

YOUR ACCOUNT


REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
Your dividends and capital gains distributions will be automatically reinvested in additional Investor Class shares of the Fund unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account. If you elect to receive distributions by check, in its discretion, the Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. To change the current option for payment of dividends and capital gains distributions, please call 1-800-368-3863.

--------------------------------------------------------------------------------
Generally, if your investment is in a traditional IRA or other TAX-DEFERRED ACCOUNT, your dividends and distributions will not be taxed at the time they are paid but instead at the time you withdraw them from your account.

--------------------------------------------------------------------------------


TAXES
--------------------------------------------------------------------------------
TAXABLE DISTRIBUTIONS

For federal tax purposes, any distributions you receive of net investment income (excluding qualified dividend income) and net short-term capital gains are generally taxable as ordinary dividend income at your income tax rate. Distributions of net long-term capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. Distributions of qualified dividend income generally will be taxable at long-term capital gains rates. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them. In addition, the active trading approach of the Fund may increase the amount of distributions that you receive from the Fund.


RETURN OF CAPITAL
If your Fund's distributions exceed its earnings and profits, all or a portion of those distributions may be treated as a return of capital

                                                                   YOUR ACCOUNT

to you, which will generally reduce the cost basis of your shares. Such distributions may also be treated as a sale of your shares.


YEAR-END TAX STATEMENT

To assist you in tax preparation, after the end of each calendar year, we will send you a statement of your Fund's net investment income dividends (designating qualified dividend income) and net capital gains distributions (Form 1099).

BACKUP WITHHOLDING

By law, we must withhold 28% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security number or taxpayer identification number.


Because everyone's tax situation is unique, you should consult your tax professional for assistance.

--------------------------------------------------------------------------------
Unless your investment is in a tax-deferred retirement account such as an IRA, YOU MAY WANT TO AVOID:
.. Investing a large amount in a Fund close to the end of the calendar year. If the Fund makes a capital
.. gains distribution, you may receive some of your investment back as a taxable distribution.

.. Selling shares of the Fund at a loss if you have purchased (including by reinvesting dividends and distributions) additional shares of the same Fund within 30 days prior to the sale or if you plan to purchase additional shares of the same Fund within 30 days following the sale. This is called a wash sale, and you will not be allowed to claim a tax loss on the transaction.


--------------------------------------------------------------------------------

YOUR ACCOUNT

RESERVED RIGHTS
--------------------------------------------------------------------------------
We reserve the right to:


.. Refuse, change, discontinue, or temporarily suspend account services, including but not limited to, exchange, automatic investment or redemption plans or telephone, facsimile, and online account services, for any reason.



.. Reject any purchase request for any reason, including exchanges from other
  Strong Funds and automatic investment plan purchases.


.. Change the minimum or maximum investment amounts.


.. Delay sending out redemption proceeds for up to seven days.


.. Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.


.. Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of a Fund's assets.


.. Close any account that does not meet minimum investment requirements. We will give you 60 days' notice to increase your balance to the required minimum.

.. Waive the initial investment minimum at our discretion.

.. Reject any purchase or redemption request that does not contain all required documentation.

.. Amend or terminate purchases in kind at any time.

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

FOR MORE INFORMATION
--------------------------------------------------------------------------------
More information is available upon request at no charge, including:

SHAREHOLDER REPORTS: Additional information is available in the annual and semiannual report to shareholders. These reports contain a letter from management, discuss recent market conditions and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies, strategies, risks, and techniques. A current SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

TO REQUEST INFORMATION OR TO ASK QUESTIONS:

           BY TELEPHONE                     FOR HEARING-IMPAIRED
           1-414-359-1400 or 1-800-368-3863 (TDD)   1-800-999-2780

           BY MAIL                          BY OVERNIGHT DELIVERY
           Strong Funds                     Strong Funds
           P.O. Box 2936                    900 Heritage Reserve
           Milwaukee, WI 53201-2936         Menomonee Falls, WI 53051

             ON THE INTERNET                    BY E-MAIL
             View online or download documents: service@Strong.com
             Strong Funds: www.Strong.com
             SEC*: www.sec.gov

This prospectus is not an offer to sell securities in places other than the United States and its territories.

*Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may call the SEC at
 (202) 942-8090 for information about the operation of the Public Reference Room. Reports and other information about the Fund are also available from the EDGAR Database on the SEC's web site at www.sec.gov. You may obtain a copy of this information, after paying a duplicating fee, by sending a written request to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by sending an e-mail request to publicinfo@sec.gov.

Strong Large Cap Core Fund, a series of Strong Equity Funds, Inc., SEC file number: 811-08100

          Please find STRONG'S PRIVACY POLICY inside this back cover.


                       RT43440 05-04 0405LCC/WH2073 05-04

                                    [GRAPHIC]




                                    CLASS K






                                                       Prospectus | May 1, 2004



                                                       STRONG Retirement Equity


                                                                          FUNDS



                                         Strong Advisor Large Company Core Fund

                                                 Strong Advisor U.S. Value Fund

                                                    Strong Dividend Income Fund

                                                         Strong Enterprise Fund

                                                             Strong Growth Fund

                                                  Strong Growth and Income Fund


                                               Strong Large Company Growth Fund


                                                        Strong Opportunity Fund


 As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved of these securities or determined if the information in this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


[LOGO] STRONG

TABLE OF CONTENTS

YOUR INVESTMENT

KEY INFORMATION

What are the Funds' objectives?................................................1


What are the Funds' principal investment strategies?...........................1


What are the main risks of investing in the Funds?.............................5


What are the Funds' fees and expenses?........................................17


Who are the Funds' investment advisor and portfolio managers?.................19


OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

Legal and Regulatory Matters..................................................24


Affiliated Advisory Programs..................................................26


Initial Public Offerings......................................................27


Percentage Restrictions.......................................................27


Comparing the Funds...........................................................28


Financial Highlights..........................................................29


YOUR ACCOUNT

Share Price...................................................................38


Qualified Investors...........................................................39


Managing Your Account.........................................................39


Additional Information........................................................40


Distributions.................................................................42


Taxes.........................................................................43


Reserved Rights...............................................................45


For More Information..........................................................52


In this prospectus, "we," "us," or "our" refers either to Strong Capital Management, Inc., the investment advisor for the Strong Funds and Strong Advisor Funds, or Strong Investor Services, Inc., the administrator and transfer agent for the Strong Funds and Strong Advisor Funds.

                      Please find STRONG'S PRIVACY POLICY
                    inside the back cover of this booklet.

                                                                YOUR INVESTMENT

KEY INFORMATION

WHAT ARE THE FUNDS' OBJECTIVES?
--------------------------------------------------------------------------------

The STRONG ADVISOR LARGE COMPANY CORE FUND, STRONG ADVISOR U.S. VALUE FUND, and STRONG DIVIDEND INCOME FUND seek total return by investing for both income and capital growth.




The STRONG ENTERPRISE FUND, STRONG GROWTH FUND, and STRONG OPPORTUNITY FUND seek capital growth.

The STRONG GROWTH AND INCOME FUND seeks high total return by investing for capital growth and income.

The STRONG LARGE COMPANY GROWTH FUND seeks total return by investing for capital growth and income.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

The ADVISOR LARGE COMPANY CORE FUND invests, under normal conditions, at least 80% of its net assets in securities of approximately 50 large-capitalization companies which offer the potential for capital growth or which are believed to be undervalued relative to the market based on earnings, cash flow, or asset value, consisting primarily of income-producing equity securities. Large-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the S&P 500 Composite Stock Price Index (S&P 500 Index) at the time of investment. To select investments, the managers emphasize capital appreciation and current yield, and may invest in convertible securities of any quality to generate higher income. The Fund generally seeks to allocate its assets in approximately the same proportion as each of the sector allocations in the S&P 500 Index. In addition, the Fund may utilize an active trading approach. The managers may choose to sell a holding when it no longer offers attractive growth prospects or appears to be

YOUR INVESTMENT

overvalued relative to the market, or to take advantage of a better investment opportunity, while also maintaining the portfolio's composition of approximately 50 securities.


The ADVISOR U.S. VALUE FUND invests, under normal conditions, at least 80% of its net assets in equity securities of U.S. companies that the Fund's manager believes are undervalued relative to the market based on discounted cash flows, earnings, and asset value. The Fund may invest in equity securities of any size. The manager's philosophy is that improving returns on invested capital drives improving valuations. The manager selects securities by screening for undervalued securities and utilizing fundamental analysis such as management interviews and financial statement analysis to select those securities with improving returns on capital. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The manager may use a risk management tool to attempt to limit the difference between the Fund's return and the return of a style-specific benchmark. In addition, the Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity). The manager may sell a holding when changes in price or growth potential no longer make it an attractive investment.



The DIVIDEND INCOME FUND invests, under normal conditions, at least 80% of its total assets in large- and medium- capitalization, dividend-paying, common stocks. Consequently, a substantial portion of the Fund's total return may come from dividend income. To select investments for the Fund, the managers focus on companies that are expected to grow over time and support a growing dividend payment, as well as stocks that do not pay dividends currently, but offer prospects for capital growth and future dividend payments. The managers specifically look for companies with good future prospects and whose current stock prices are undervalued relative to the general market (e.g., based on earnings, cash flows, or asset values), the industry average, or the company's historical valuation based on earnings, cash flow, book value, or dividends. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular

                                                                YOUR INVESTMENT

sectors. The managers may sell a holding when there is a fundamental change in the outlook for the company (e.g., a change in management or reduction in earnings) or to take advantage of a better investment opportunity.


The ENTERPRISE FUND invests, under normal conditions, in equity securities of small- and medium-capitalization companies, though it may invest in companies of any size. It focuses on companies that the manager believes are positioned for rapid growth of revenue and earnings. The Fund's manager strives to find leading companies in rapidly growing industries, such as business services, computer and digital products, financial services, healthcare services, Internet-related companies, medical technology, retail, and telecommunications. Companies that have the potential for accelerated earnings growth because of management changes, new products, or changes in the economy also may be attractive candidates for the portfolio. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may also invest up to 25% of its net assets in foreign securities. In addition, the Fund may utilize an active trading approach. If there is a change in the company's growth prospects or a deterioration in the company's fundamental qualities, the manager may sell that company's stock.



The GROWTH FUND focuses, under normal conditions, on equity securities of companies that its manager believes have superior prospects for dynamic growth of revenues and/or earnings relative to earnings, cash flow, or asset value. The Fund focuses on companies that dominate their market, are establishing a new market, or are undergoing dynamic change. The portfolio can include stocks of any size. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity) and may utilize an active trading approach. The managers may sell a stock when the company's growth prospects become less attractive.

YOUR INVESTMENT



The GROWTH AND INCOME FUND, under normal conditions, focuses primarily on the equity securities of large-capitalization, dividend-paying U.S. companies that offer the potential for capital growth. The manager's investment philosophy is that the stocks of companies with strong relative earnings growth will perform well over time. To choose investments, the manager focuses on those companies that are improving their returns on invested capital. The manager also utilizes fundamental analysis, such as management interviews and financial statement analysis. In addition, screening techniques are used to identify undervalued securities, improving returns, and earnings growth. The Fund may utilize an active trading approach. The manager may sell a holding when it no longer fits the selection criteria or when its price becomes excessive.


The LARGE COMPANY GROWTH FUND invests, under normal conditions, at least 80% of its net assets in securities of approximately 50 large-capitalization companies that its managers believe offer the potential for capital growth, consisting primarily of income-producing equity securities. To identify stocks that offer the opportunity for capital growth, the managers look for stocks that have a record of growth in the areas of sales, earnings, or book value, and stocks that have above-average returns on capital and equity. A proven management team and business model are also evaluated to determine whether historic growth rates can be replicated in the future. Large-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the S&P 500 Composite Stock Price Index at the time of investment. To select investments, the managers emphasize capital appreciation and current yield. Accordingly, while most of the securities selected for investment will consist of income-producing equity securities that also provide capital growth, some of the securities selected will be chosen for their capital growth capabilities alone. In addition, the Fund generally seeks to allocate its assets in approximately the same proportion as each of the sector allocations in the Russell 1000 Growth Index. The Fund may also utilize an active trading approach. The managers may choose to sell a holding when it no

                                                                YOUR INVESTMENT


longer offers attractive growth prospects or to take advantage of a better investment opportunity.



The OPPORTUNITY FUND invests, under normal conditions, primarily in equity securities of medium-capitalization companies that the Fund's managers believe are underpriced, yet have attractive growth prospects. The managers base the analysis on a company's "private market value" -- the price an investor would be willing to pay for the entire company given its management, financial health, and growth potential. The managers determine a company's private market value based on a fundamental analysis of a company's cash flows, asset valuations, competitive situation, and franchise value. The managers may sell a stock when its price no longer compares favorably with the company's private market value.


The managers of each Fund may invest up to 100% of the Fund's assets in cash or cash-type securities (including high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Fund's managers determine that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the Fund earning a lower return than it would have otherwise achieved if the managers had not adopted a temporary defensive position. In this case, the Fund may not achieve its investment objective.


WHAT ARE THE MAIN RISKS OF INVESTING
IN THE FUNDS?
--------------------------------------------------------------------------------
STOCK RISKS: The major risks of each Fund are those of investing in the stock market. This means the Funds may experience sudden, unpredictable declines in value, as well as periods of poor performance. Because stock values go up and down, the value of your Fund's shares may go up and down. Therefore, when you sell your investment, you may receive more or less money than you originally invested.

YOUR INVESTMENT


ACTIVE MANAGEMENT RISK: Each Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by each Fund's managers will produce the desired results.


ACTIVE TRADING RISK: The Advisor Large Company Core Fund's, Enterprise Fund's, Growth Fund's, Growth and Income Fund's, and Large Company Growth Fund's use of an active trading approach may increase the Funds' costs and reduce the Funds' performance.





DERIVATIVES RISK: The Advisor U.S. Value Fund and Growth Fund use derivatives (including futures and options) for hedging and other nonspeculative purposes, but such uses still expose the Fund to certain risks. When derivatives are used by the Fund to hedge its exposure on a different security or asset, there is the risk to the Fund that movement in the value of the derivative and the hedged security or asset are not perfectly matched at all times (correlation risk). When investing in futures, the Fund is also exposed to the risk that the future value of the underlying asset (e.g., security or commodity) may be higher or lower than the agreed sale or purchase price, respectively, by the Fund (margin risk). When the Fund writes put and call options, the Fund is also exposed to the risk of future declines (in the case of a written put option) or future increases (in the case of a written call option) in the value of the underlying asset which the Fund has agreed to purchase or sell, respectively (cover risk). When purchasing options, the Fund is exposed to the potential loss of the option purchase price (premium risk). To the extent required by law, the Fund will cover the financial risks created by using derivatives (including writing put and call options) either by holding the underlying assets, purchasing or selling offsetting positions, or designating liquid assets to cover such financial exposure. Derivatives (especially derivatives created in the "over-the-counter" market) are generally illiquid (liquidity risk), and the market for derivatives is largely unregulated. The use of derivatives may not always be a successful strategy, and using them could lower the Fund's return. For more information on derivatives, consult the Funds' statement of additional information.

                                                                YOUR INVESTMENT



FOREIGN RISKS: The Enterprise Fund invests in securities that may be directly or indirectly subject to one or more of the following foreign-related risks: risks created by currency-rate fluctuations, foreign political and economic instability, financial reporting standards, foreign taxes, and foreign securities markets and issuer regulations. Foreign securities may be less liquid than domestic securities.



GROWTH- AND VALUE-STYLE INVESTING RISK: Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. The Advisor Large Company Core Fund, Growth and Income Fund, and Opportunity Fund invest in growth-and value-style stocks. The Advisor U.S. Value Fund and Dividend Income Fund invest primarily in value-style stocks. The Enterprise Fund, Growth Fund, and Large Company Growth Fund invest primarily in growth-style stocks. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. The Funds' performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style. In addition, value stocks may not increase in price or pay dividends as anticipated by the Funds' managers or may decline even further if
(1) other investors fail to recognize the company's value, (2) other investors favor investing in faster-growing companies, or (3) the factors that the managers believe will increase the price do not occur.


NOT INSURED RISK: An investment in a Fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


SECTOR RISK: To the extent each of the Advisor Large Company Core Fund, Advisor U.S. Value Fund, Dividend Income Fund, Enterprise Fund, Growth Fund, and Large Company Growth Fund invests in a particular sector, it is subject to the risks of that sector. Returns in an economic sector may trail returns from other economic sectors.

YOUR INVESTMENT


As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years. In addition, the sectors that dominate the market change over time. For more information on sector risk, consult each Fund's statement of additional information.



SMALL AND MEDIUM COMPANIES RISK: For the Dividend Income Fund, Growth Fund, and Opportunity Fund, medium-capitalization companies, and for the Enterprise Fund, small- and medium-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more-established companies. As a result, the companies' performance can be more volatile, and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio. Generally, the smaller the company size, the greater these risks.


The Funds are appropriate for investors who are comfortable with the risks described here and whose financial goals are five or more years in the future. The Funds are not appropriate for investors concerned primarily with principal stability. It is possible to lose money by investing in the Funds.

FUND STRUCTURE
Each of the Funds has adopted a multiple class plan and may offer one or more classes of shares. Only the Class K shares are offered in this prospectus. The principal differences among the classes are each class' sales charges, if any, and annual expenses. Each class may also pay different administrative and transfer agency fees and expenses. The Class K shares, which are not subject to a sales charge or distribution fee, are available only to certain types of investors (see "Qualified Investors").

FUND PERFORMANCE

The following return information illustrates how the performance of the Funds' Class K shares can vary, which is one indication of the risks of investing in the Funds. The information also provides some indication of the risks of investing in the Funds by showing how each Fund's average annual returns, which reflect Fund expenses, compare with returns of a broad measure of market performance

                                                                YOUR INVESTMENT


and an index of funds with similar investment objectives, which are unmanaged, have no expenses, and are unavailable for investment. Please keep in mind that the past performance of each Fund, before and after taxes, does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.



The performance results for the Class K shares of the Enterprise, Growth, and Opportunity Funds, which were first offered on August 30, 2002, are based on the historical performance of the Funds' Investor Class shares from inception of the Fund through August 29, 2002. The Class K shares of the Advisor U.S. Value, Dividend Income, and Growth and Income Funds were first offered on December 31, 2001. The performance results for the Advisor U.S. Value Fund's Class K shares are based on the historical performance of the Fund's Class Z (formerly Investor Class) shares from inception of the Fund through December 30, 2001. The performance results for the Dividend Income Fund's Class K shares are based on the historical performance of the Fund's Investor Class shares, under its previous investment strategy (i.e., to primarily invest in U.S. public utility companies) from inception of the Fund through December 7, 2001, and on the current investment strategy from December 8, 2001, through December 30, 2001. The performance results for the Growth and Income Fund's Class K shares are based on the historical performance of the Fund's Investor Class shares from the inception of the Fund through December 30, 2001. The Class Z and Investor Class shares of the Funds, which are not offered by this prospectus, achieved performance results that are lower than those that are expected to be achieved by the Class K shares. This is because the Class Z and Investor Class shares, though invested in the same portfolio of securities, generally have different fees and expenses than the Class K shares.


The Advisor Large Company Core Fund was organized to acquire all of the assets and assume all of the liabilities of the Rockhaven Fund. This acquisition, which involved the issuance of Class A shares of the Fund (which are offered in a separate prospectus) to

YOUR INVESTMENT


the shareholders of the Rockhaven Fund in exchange for the Rockhaven Fund's assets and liabilities, was effected on September 16, 2002. Accordingly, the Fund is the successor to the Rockhaven Fund. The performance results for the Class K shares of the Fund, which were first offered on September 30, 2002, are based on the historical performance of the Fund's Class A shares from the inception of the Fund through September 29, 2002, recalculated to reflect that Class K shares are not subject to an initial sales charge or a redemption fee. The Class A shares of the Fund, which are not offered by this prospectus, achieved performance results that are lower than those that are expected to be achieved by the Class K shares. This is because Class A shares, though invested in the same portfolio of securities, generally have different fees and expenses than the Class K shares.


The Large Company Growth Fund was organized to acquire all of the assets and assume all of the liabilities of the Rockhaven Premier Dividend Fund (Rockhaven Premier Fund). This acquisition, which involved the issuance of Investor Class shares of the Fund to the shareholders of the Rockhaven Premier Fund in exchange for the Rockhaven Premier Fund's assets and liabilities, was effected on September 16, 2002. Accordingly, the Fund is the successor to the Rockhaven Premier Fund. As a result, the Fund's return information prior to the acquisition was derived from the performance of the Rockhaven Premier Fund.


The performance results for the Class K shares of the Fund, which were first offered on June 30, 2003, are based on the historical performance of the Fund's Investor Class shares from the inception of the Fund through December 31, 2002, recalculated to reflect that Class K shares are not subject to a redemption fee. The Investor Class shares of the Fund, which are not offered by this prospectus, achieved performance results that are lower than those that are expected to be achieved by the Class K shares, because the Investor Class shares, though invested in the same portfolio of securities, generally have different fees and expenses than the Class K shares.

                                                                YOUR INVESTMENT

                                    [CHART]

                           CALENDAR YEAR TOTAL RETURNS

              Opportunity      Dividend Income/(1)/      Growth
              -----------      --------------------      ------
1994             3.18%                -2.61%             17.27%
1995            27.27%                36.96%             41.00%
1996            18.14%                 8.37%             19.52%
1997            23.45%                27.56%             19.05%
1998            15.49%                20.35%             26.98%
1999            33.39%                 0.58%             75.06%*
2000             8.57%                27.32%             -9.23%
2001            -4.80%               -11.20%            -34.39%
2002           -26.88%               -19.42%            -24.83%
2003            37.77%                24.99%             30.78%

BEST AND WORST QUARTERLY PERFORMANCE

(During the periods shown above)

Fund                     Best quarter return     Worst quarter return
---------------------------------------------------------------------
Dividend Income/(1)/     15.92% (3rd Q 2000)     -17.43% (3rd Q 2002)
Growth                   54.93% (4th Q 1999)     -27.43% (1st Q 2001)
Opportunity              21.48% (2nd Q 2003)     -20.50% (3rd Q 2002)

*The Growth Fund's and Enterprise Fund's calendar total returns for 1999 were primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect that such favorable returns can be consistently achieved.

/(1)/The calendar year total returns and quarterly returns prior to December 8, 2001, are based on the historical performance of the Fund's Investor Class shares under its previous investment strategy (i.e., to primarily invest in U.S. public utility companies).

YOUR INVESTMENT

                                    [CHART]

                           CALENDAR YEAR TOTAL RETURNS

         Growth and Income    Advisor U.S. Value    Advisor Large Company Core
         -----------------    ------------------    --------------------------
1996           31.91%               28.10%                       --
1997           30.38%               31.31%                       --
1998           32.95%               22.65%                    11.88%
1999           32.23%               15.05%                    24.84%
2000          -10.25%               -1.74%                    -1.46%
2001          -20.06%              -11.72%                   -10.72%
2002          -21.47%              -15.98%                   -14.13%
2003           24.90%               31.03%                    23.66%

BEST AND WORST QUARTERLY PERFORMANCE

(During the periods shown above)

Fund                            Best quarter return     Worst quarter return
----------------------------------------------------------------------------
Advisor Large Company Core      19.95% (4th Q 1999)     -13.18% (2nd Q 2002)
Advisor U.S. Value              20.02% (4th Q 1998)     -17.89% (3rd Q 2002)
Growth and Income               23.35% (4th Q 1998)     -17.78% (1st Q 2001)

                                                                YOUR INVESTMENT

                                    [CHART]

                          CALENDAR YEAR TOTAL RETURNS

            Large Company Growth/(2)/      Enterprise
            -------------------------      ----------
1998               14.83%                       --
1999               52.14%                   187.83%*
2000                3.35%                   -29.77%
2001               -8.97%                   -21.96%
2002              -18.09%                   -28.00%
2003               25.79%                    37.89%

BEST AND WORST QUARTERLY PERFORMANCE

(During the periods shown above)


Fund                            Best quarter return      Worst quarter return
-----------------------------------------------------------------------------
Enterprise                      71.27% (4th Q 1999)      -24.29% (4th Q 2000)
Large Company Growth/(2)/       29.98% (4th Q 1999)      -13.18% (2nd Q 2002)



*The Growth Fund's and Enterprise Fund's calendar total returns for 1999 were primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect that such favorable returns can be consistently achieved.


/(2)/The returns presented in this chart do not reflect the Rockhaven Premier Fund's maximum initial sales charge of 5.75% that was in effect from September 17, 1999, through September 13, 2002, or the Fund's Investor Class redemption fee. If it did, returns would be lower than those shown. No sales charge was imposed on reinvested dividends and distributions.

YOUR INVESTMENT

                         AVERAGE ANNUAL TOTAL RETURNS

                                As of 12-31-03


                                                               Since Fund
    Fund/Index                          1-Year 5-Year 10-Year Inception/(1)/
    ------------------------------------------------------------------------
    ADVISOR LARGE COMPANY CORE
    Return Before Taxes                 23.66%  3.12%   --        4.91%
    Return After Taxes on Distributions 23.58%  2.01%   --        3.89%
    Return After Taxes on Distributions
    and Sale of Fund Shares             15.44%  2.14%   --        3.73%
    S&P 500 Index (reflects no
    deduction for fees, expenses,
    or taxes)/(2)/                      28.67% -0.57%   --        4.29%
    Lipper Large-Cap Core Funds Index
    (reflects no deduction for fees,
    expenses, or taxes)/(3)/            24.80% -1.08%   --        3.83%
    ADVISOR U.S. VALUE
    Return Before Taxes                 31.03%  1.90%   --       10.76%
    Return After Taxes on Distributions 30.75%  1.02%   --        9.78%
    Return After Taxes on Distributions
    and Sale of Fund Shares             20.47%  1.27%   --        9.02%
    S&P 500 Index (reflects no
    deduction for fees, expenses,
    or taxes)/(2)/                      28.67% -0.57%   --        9.38%
    Lipper Large-Cap Value Funds Index
    (reflects no deduction for fees,
    expenses, or taxes)/(3)/            28.00%  1.20%   --        8.72%
    DIVIDEND INCOME/(4)/
    Return Before Taxes                 24.99%  2.75%  9.78%      9.75%
    Return After Taxes on Distributions 24.67%  1.23%  7.85%      7.81%
    Return After Taxes on Distributions
    and Sale of Fund Shares             16.59%  1.66%  7.53%      7.49%
    S&P 500 Index (reflects no
    deduction for fees, expenses,
    or taxes)/(2)/                      28.67% -0.57% 11.06%     11.02%
    Lipper Equity Income Funds Index
    (reflects no deduction for fees,
    expenses, or taxes)/(3)/            25.83%  2.22%  9.18%      9.29%

--------------------------------------------------------------------------------

                                                       (continued on next page)

                                                                YOUR INVESTMENT

                                As of 12-31-03


                                                                  Since Fund
 Fund/Index                           1-Year   5-Year    10-Year Inception/(1)/
 ------------------------------------------------------------------------------
 ENTERPRISE
 Return Before Taxes                  37.89%  9.39%        --       17.27%
 Return After Taxes on Distributions  37.89%  8.99%        --       16.86%
 Return After Taxes on Distributions
 and Sale of Fund Shares              24.63%  7.95%        --       15.07%
 Russell Midcap(R) Index (reflects no
 deduction for fees, expenses,
 or taxes)/(5)/                       40.06%  7.23%        --       10.38%
 Lipper Mid-Cap Growth Funds Index
 (reflects no deduction for fees,
 expenses, or taxes)/(3)/             35.42%  2.18%        --        6.66%
 GROWTH
 Return Before Taxes                  30.78%  0.49%      11.84%     11.84%
 Return After Taxes on Distributions  30.78% -1.27%       9.86%      9.86%
 Return After Taxes on Distributions
 and Sale of Fund Shares              20.00% -0.10%       9.60%      9.60%
 S&P 500 Index (reflects no
 deduction for fees, expenses,
 or taxes)/(2)/                       28.67% -0.57%      11.06%     11.06%
 Lipper Multi-Cap Growth Funds Index
 (reflects no deduction for fees,
 expenses, or taxes)/(3)/             35.38% -1.76%       7.96%      7.96%
 GROWTH AND INCOME
 Return Before Taxes                  24.90% -1.43%        --        9.89%
 Return After Taxes on Distributions  24.73% -1.59%        --        9.49%
 Return After Taxes on Distributions
 and Sale of Fund Shares              16.32% -1.28%/(6)/   --        8.50%
 S&P 500 Index (reflects no
 deduction for fees, expenses,
 or taxes)/(2)/                       28.67% -0.57%        --        9.38%
 Lipper Large-Cap Core Funds Index
 (reflects no deduction for fees,
 expenses, or taxes)/(3)/             24.80% -1.08%        --        8.08%

--------------------------------------------------------------------------------

                                                       (continued on next page)

YOUR INVESTMENT

                                As of 12-31-03


                                                               Since Fund
   Fund/Index                           1-Year 5-Year 10-Year Inception/(1)/
   -------------------------------------------------------------------------
   LARGE COMPANY GROWTH
   Return Before Taxes                  25.79%  8.08%   --        9.12%
   Return After Taxes on Distributions  25.76%  6.47%   --        7.64%
   Return After Taxes on Distributions
   and Sale of Fund Shares              16.76%  6.06%   --        7.07%
   S&P 500 Index (reflects no
   deduction for fees, expenses,
   or taxes)/(2)/                       28.67% -0.57%   --        4.29%
   Lipper Large-Cap Core Funds Index
   (reflects no deduction for fees,
   expenses, or taxes)/(3)/             24.80% -1.08%   --        3.83%
   OPPORTUNITY
   Return Before Taxes                  37.77%  6.79% 11.88%     15.12%
   Return After Taxes on Distributions  37.77%  5.24%  9.48%     13.03%
   Return After Taxes on Distributions
   and Sale of Fund Shares              24.55%  5.21%  9.19%     12.63%
   Russell Midcap(R) Index (reflects no
   deduction for fees, expenses,
   or taxes)/(5)/                       40.06%  7.23% 12.18%     13.27%
   Lipper Multi-Cap Core Funds Index
   (reflects no deduction for fees,
   expenses, or taxes)/(3)/             31.31%  1.37%  9.73%     11.16%

--------------------------------------------------------------------------------


/(1)/The Advisor Large Company Core Fund, Advisor U.S. Value Fund, Dividend Income Fund, Enterprise Fund, Growth Fund, Growth and Income Fund, Large Company Growth Fund, and Opportunity Fund commenced operations on November 3, 1997, December 29, 1995, July 1, 1993, September 30, 1998, December 31, 1993,
December 29, 1995, November 3, 1997, and December 31, 1985, respectively, and first offered Class K shares on September 30, 2002, December 31, 2001, December 31, 2001, August 30, 2002, August 30, 2002, December 31, 2001, June 30, 2003,
and August 30, 2002, respectively.


/(2)/The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation.


/(3)/The Lipper Large-Cap Core Funds Index, Lipper Large-Cap Value Funds Index, the Lipper Equity Income Funds Index, Lipper Mid-Cap Growth Funds Index, Lipper Multi-Cap Growth Funds Index, and the Lipper Multi-Cap Core Funds Index are averages of the 30 largest funds in their respective Lipper category.


/(4)/The average annual total returns prior to December 8, 2001, are based on the historical performance of the Fund's Investor Class shares under its previous investment strategy (i.e., to primarily invest in U.S. public utility companies).


                                             (footnotes continued on next page)

                                                                YOUR INVESTMENT


/(5)/The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index.


/(6)/Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. After-tax returns are not relevant to investments through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

WHAT ARE THE FUNDS' FEES AND EXPENSES?
--------------------------------------------------------------------------------
This section describes the fees and expenses that you may pay if you buy and hold shares of the Funds.


The costs of operating each Fund are deducted from Fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they do not appear on your account statement, but instead reduce the total return you receive from your Fund investment.



The following Annual Fund Operating Expenses table and Example table are based on actual expenses incurred during each Fund's fiscal period ended December 31, 2003. Please keep in mind that, as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal period may be significantly different than those shown.


SHAREHOLDER FEES
(fees paid directly from your investment)

The Class K shares of each Fund are 100% no-load, so you pay no up-front sales load to buy or sell shares.

YOUR INVESTMENT


ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS)

(expenses that are deducted from Fund assets)



                                                                       Net Annual
                                                                       Operating
                                             Total         Contractual Expenses (after
                                             Annual        Waivers     contractual
                   Management       Other    Operating     and/or      waivers and/or
Fund               Fees             Expenses Expenses/(3)/ Absorptions absorptions)/(3),(4)/
--------------------------------------------------------------------------------------------
Advisor Large
  Company Core       0.75%/(1)/      0.64%      1.39%         0.40%           0.99%
Advisor U.S. Value   0.55%           0.52%      1.07%         0.08%           0.99%
Dividend Income      0.58%/(1),(2)/  0.71%      1.37%         0.38%           0.99%
Enterprise           0.75%/(1)/      0.55%      1.30%         0.10%           1.20%
Growth               0.75%/(1)/      0.49%      1.24%         0.25%           0.99%
Growth and
  Income             0.55%           0.51%      1.06%         0.07%           0.99%
Large Company
  Growth             0.75%/(1)/      1.38%      2.13%         1.14%           0.99%
Opportunity          0.75%/(1)/      0.80%      1.55%         0.35%           1.20%


/(1)/The Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels.

/(2)/The Management Fee is affected by the Fund's performance. If the Fund's subadvisor had met certain performance criteria, the Management Fee would have been 0.70%.


/(3)/The Advisor Large Company Core Fund, Advisor U.S. Value Fund, Enterprise Fund, Growth Fund, Growth and Income Fund, Large Company Growth Fund, and Opportunity Fund participated in a program under which they received a credit for part of the brokerage commission paid in transactions with participating brokers. This credit was applied to the Funds' Other Expenses that were not attributable to Strong or its affiliates. Total Annual Operating Expenses do not reflect these credits or any other expense reimbursements or fee waiver arrangements for these Funds and the Dividend Income Fund. After giving effect to these credits, expense reimbursements, and fee waiver arrangements, Total Annual Operating Expenses as of December 31, 2003, were 0.95% for the Advisor Large Company Core Fund, 0.97% for the Advisor U.S. Value Fund, 0.98% for the Dividend Income Fund, 1.16% for the Enterprise Fund, 0.97% for the Growth Fund, 0.98% for the Growth and Income Fund, 0.94% for the Large Company Growth Fund, and 1.19% for the Opportunity Fund. Voluntary expense reimbursements and fee waiver arrangements may be modified or terminated at any time.


/(4)/We have contractually agreed to waive our fees and/or absorb expenses until May 1, 2005, to keep Total Annual Operating Expenses at no more than 0.99% for the Advisor Large Company Core Fund, Advisor U.S. Value Fund, Dividend Income Fund, Growth Fund, Growth and Income Fund, and Large Company Growth Fund, and 1.20% for the Enterprise Fund and Opportunity Fund.

                                                                YOUR INVESTMENT




EXAMPLE: This example is intended to help you compare the cost of investing in the Funds, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


           Fund                       1 Year 3 Years 5 Years 10 Years
           ----------------------------------------------------------
           Advisor Large Company Core  $101   $401   $  722   $1,634
           Advisor U.S. Value          $101   $332   $  582   $1,298
           Dividend Income             $101   $396   $  714   $1,613
           Enterprise                  $122   $402   $  703   $1,559
           Growth                      $101   $369   $  657   $1,478
           Growth and Income           $101   $330   $  578   $1,288
           Large Company Growth        $101   $557   $1,039   $2,372
           Opportunity                 $122   $455   $  812   $1,816




WHO ARE THE FUNDS' INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?
--------------------------------------------------------------------------------

Strong Capital Management, Inc. (Strong) is the investment advisor for the Funds. Strong provides investment management services for mutual funds and other investment portfolios representing assets of over $36 billion as of February 29, 2004. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, some of which are available through variable insurance products. Strong's mailing address is P.O. Box 2936, Milwaukee, WI 53201.

YOUR INVESTMENT



Strong is currently considering a number of strategic alternatives, including the sale of Strong. Strong has hired Goldman, Sachs & Co. to assist Strong in exploring this option.



Effective September 5, 2002, Strong succeeded Rockhaven Asset Management, LLC as the investment advisor for the Rockhaven Premier Fund and Rockhaven Fund. When the Rockhaven Premier Fund and Rockhaven Fund were acquired by the Large Company Growth Fund and Advisor Large Company Core Fund, respectively, on September 16, 2002, Strong continued as the investment advisor to the Large Company Growth Fund and Advisor Large Company Core Fund.


As compensation for its advisory services, each Fund pays Strong a management fee at the annual rate specified below of the average daily net asset value of that Fund.


         Fund                                 For All Assets
         -------------------------------------------------------------
         Advisor U.S. Value                       0.55%
         Growth and Income                        0.55%
         -------------------------------------------------------------
                                    For Assets For the Next For Assets
                                    Under      $2 Billion   $6 Billion
         Fund                       $4 Billion Assets       and Above
         -------------------------------------------------------------
         Advisor Large Company Core   0.75%       0.725%      0.70%
         Dividend Income              0.70%       0.675%      0.65%
         Enterprise                   0.75%       0.725%      0.70%
         Growth                       0.75%       0.725%      0.70%
         Large Company Growth         0.75%       0.725%      0.70%
         Opportunity                  0.75%       0.725%      0.70%



SUBADVISOR FOR DIVIDEND INCOME FUND. W.H. Reaves & Co., Inc. (Reaves) is the subadvisor for the Dividend Income Fund under an agreement with Strong. Under this agreement and under the supervision of the Fund's Board of Directors and Strong, Reaves provides a continuous investment program for the Fund. This means Reaves selects the securities the Fund buys and sells. However, Strong manages the Fund's cash. Reaves began conducting business in 1961 and had over $1 billion under management as of February 29, 2004. Since 1977, its principal business has been providing continuous investment supervision to

                                                                YOUR INVESTMENT


mutual funds and institutional investors such as corporations, corporate pension funds, employee savings plans, foundations, and endowments. Reaves may also act as a broker for the Dividend Income Fund. Reaves' mailing address is 10 Exchange Place, Jersey City, NJ 07302.


The following individuals are the Funds' Portfolio Managers.


ROBERT J. COSTOMIRIS, CFA manages the Advisor U.S. Value Fund. Mr. Costomiris joined Strong in April 2001 and has earned the right to use the Chartered Financial Analyst(R) designation. He has managed the Fund since October 2001. From May 1997 to March 2001, Mr. Costomiris was a director of research at Thomson Horstmann & Bryant Inc. Mr. Costomiris received his bachelor's degree in chemical engineering at the University of Pennsylvania in 1985 and his master's of business administration degree in finance and accounting at the University of Chicago Graduate School of Business in 1995.



LAWRENCE E. EAKIN, JR. co-manages the Advisor Large Company Core Fund and the Large Company Growth Fund. Mr. Eakin joined Strong as a Portfolio Manager in September 2002. Prior to joining Strong, Mr. Eakin served as Rockhaven's director of research since he joined the firm in February 1997. While at Rockhaven, he co-managed the Funds' predecessors, the Rockhaven Fund and the Rockhaven Premier Fund, respectively, since 2001. Mr. Eakin received his bachelor's degree in computer application information systems from Clarion University in 1986 and his master's degree in investment finance from Duquesne University in 1993.



WILLIAM A. FERER co-manages the Dividend Income Fund and has been a Portfolio Manager and analyst for Reaves since 1987. He has co-managed the Dividend Income Fund since its inception in July 1993. He was a vice president of Reaves from 1987 to November 1997, an executive vice president of Reaves from November 1997 to February 2003, and has been a president of Reaves since February 2003. He has worked as a securities analyst since 1971. Mr. Ferer received his bachelor's degree from the University of Pennsylvania in 1971.

YOUR INVESTMENT



MARK D. LUFTIG co-manages the Dividend Income Fund. Mr. Luftig has co-managed the Dividend Income Fund and has been an analyst of Reaves since January 1995. Mr. Luftig was a vice president of Reaves from January 1995 to November 1997 and has been an executive vice president of Reaves since November 1997. Mr. Luftig received his bachelor's degree in 1958, and his master's degree from Columbia University in 1961. He also completed his Juris Doctorate from Columbia School of Law in 1962.



RIMAS M. MILAITIS manages the Growth and Income Fund. He joined Strong as a Portfolio Manager in December 1995, and has managed the Growth and Income Fund since its inception in December 1995. Mr. Milaitis received his bachelor's degree in economics from Illinois State University in 1984 and his master's of business administration degree in finance from DePaul University in 1991.



ANN M. MILETTI co-manages the Opportunity Fund. Ms. Miletti joined Strong in April 1991 and has co-managed the Fund since October 2001. From August 1998 to September 2001, Ms. Miletti was an associate manager of equity accounts. Ms. Miletti received her bachelor's degree in education from the University of Wisconsin in 1989.



THOMAS C. OGNAR, CFA manages the Growth Fund. Mr. Ognar has earned the right to use the Chartered Financial Analyst designation and has managed or co-managed the Growth Fund since May 2002. From October 1998 to May 2002, he was a senior equity research analyst and from January 1998 to October 1998 he was an equity research analyst at Strong. Mr. Ognar received his bachelor's degree in finance from Miami University in 1992, his master's of science degree in finance from the University of Wisconsin -- Madison in 1995, and he was selected to participate in the Applied Security Analysis Program in 1995.



THOMAS J. PENCE, CFA manages the Enterprise Fund. Mr. Pence joined Strong as a Portfolio Manager in October 2000 and has earned the right to use the Chartered Financial Analyst designation. He has managed the Enterprise Fund since October 2000. From

                                                                YOUR INVESTMENT


June 1991 to October 2000, Mr. Pence was an equity Portfolio Manager at Conseco Capital Management, Inc. He also oversaw management of all taxable and tax-exempt equity separate accounts and was named chief equity investment officer in 1998. Mr. Pence received his bachelor's degree in business from Indiana University in 1983 and his master's of business administration degree in finance from the University of Notre Dame in 1986.



WILLIAM H. REAVES is the senior co-manager of the Dividend Income Fund. He has been chief investment officer, Portfolio Manager, and utilities analyst of Reaves since 1961. He has co-managed the Dividend Income Fund since its inception in July 1993. Mr. Reaves was president of Reaves from 1961 to February 2003; he became chairman of Reaves in February 2003. Mr. Reaves received his bachelor's degree from The Citadel in 1943, and his master's degree from Columbia University in 1946.



RONALD J. SORENSON co-manages the Dividend Income Fund and has been an executive vice president and Portfolio Manager of Reaves since November 2002. Prior to November 2002, he was a vice president and Portfolio Manager of Reaves since 1991. Mr. Sorenson has co-managed the Dividend Income Fund since its inception in July 1993. Mr. Sorenson received his bachelor's degree from Stanford University in 1964, and his master's degree from Columbia University in 1968.



RICHARD T. WEISS co-manages the Opportunity Fund. Mr. Weiss joined Strong as a Portfolio Manager in March 1991 and has managed or co-managed the Opportunity Fund since March 1991. Mr. Weiss received his bachelor's degree in business administration from the University of Southern California in 1973 and his master's of business administration degree in business from Harvard Graduate School of Business Administration in 1975. In addition, Mr. Weiss is a member of Strong's Executive Committee and Vice Chairman of Strong Financial Corporation.



CHRISTOPHER H. WILES, CFA co-manages the Advisor Large Company Core Fund and the Large Company Growth Fund and has earned the right to use the Chartered Financial Analyst designation.

YOUR INVESTMENT


Mr. Wiles joined Strong as a Portfolio Manager in September 2002. Prior to joining Strong, Mr. Wiles was the president and founder of Rockhaven, an investment advisory firm. While at Rockhaven, he co-managed the Funds' predecessors, the Rockhaven Fund and the Rockhaven Premier Fund, respectively, since their inception in November 1997. He received his associate's degree in finance at Penn State University in 1979, his bachelor's degree in finance at Youngstown State University in 1982, and his master's of business administration degree from Cleveland State University in 1984.


OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

LEGAL AND REGULATORY MATTERS
--------------------------------------------------------------------------------

The United States Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Wisconsin Attorney General ("WAG"), and the Wisconsin Department of Financial Institutions ("WDFI") are investigating active trading of the Strong Funds by employees of Strong Capital Management, Inc. ("Strong"), including Richard S. Strong, former employee and Chairman of Strong. The Independent Directors of the Strong Funds are also investigating these matters, with the assistance of counsel and an independent consulting firm. The Independent Directors intend to obtain appropriate redress if they determine that the Strong Funds were harmed. In addition, Strong has received one or more subpoenas from the West Virginia Attorney General ("WVAG") and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Effective November 2, 2003, the Independent Directors accepted Mr. Strong's resignation as Chairman of the Strong Funds' Boards. Effective December 2, 2003, Mr. Strong resigned as Director of the Funds' Boards, as Chairman, Chief Investment Officer, and Director of Strong, and as Chairman and Director of Strong Financial Corporation, and its affiliates.

                                                                YOUR INVESTMENT


Strong is aware of a complaint filed and simultaneously settled on September 3, 2003 (the "Complaint"), by NYAG on behalf of the State of New York, against Canary Capital Partners, LLC, et al. (collectively, "Canary"), which alleges that Canary engaged in certain improper trading practices characterized as "late-day trading" and "market timing" with various mutual funds. Strong and certain Strong Funds are referenced, although not named as parties in the Complaint, with respect to the market timing allegations. On September 5, 2003, the SEC began an inquiry based on matters related to, and set forth in, the Complaint. On September 24, 2003, the WDFI asked that certain information and documents be provided related to the matters referenced in the Complaint. Strong is currently cooperating with the NYAG, the SEC, the WAG, the WDFI, the WVAG, and other regulatory agencies with respect to their separate inquiries into these matters. On September 26, 2003, Strong announced its commitment to make appropriate reimbursement if it is determined that the transactions set forth in the Complaint adversely affected investors in the Strong Funds referenced in the Complaint. On October 30, 2003, Mr. Strong announced that he has committed to personally compensate the Strong Funds for any financial losses they may have experienced as a result of his transactions.



As of the date of this prospectus, Strong is aware of multiple class and derivative actions ("Actions") filed since September 4, 2003, with respect to the factual matters referenced in the Complaint and the subject matter of the regulatory investigations naming, among others, Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their officers and directors as defendants. These Actions have been filed in the following federal and state courts: U.S. District Court for the Southern District of New York; U.S. District Court, District of New Jersey; U.S. District Court, Eastern District of Wisconsin, Milwaukee Division; U.S. District Court, Western District of Wisconsin; Superior Court of New Jersey Law Division of Hudson; State of Wisconsin Circuit Court, Milwaukee County; State of Wisconsin Circuit Court, Waukesha County; Supreme Court of the State of New York; Superior Court of the State of California,

YOUR INVESTMENT


County of Los Angeles; and U.S. District Court, District of Connecticut. On February 20, 2004, the United States Judicial Panel for Multi District Litigation ("MDL") ordered the transfer of those cases involving late trading or market timing in several mutual funds to the District of Maryland so they could be coordinated and possibly consolidated with other cases involving the same fund family. Several Actions naming Strong or one or more of its affiliates as a defendant were subject to this order, and it is expected that the MDL will soon order all or most of the other federal court Actions involving Strong to be transferred to the District of Maryland as "tag-along actions." The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds' prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs' attorneys' fees and experts' fees, and/or replacement of the Board of Directors of the Strong Funds. Additional lawsuits may be filed in the same or other venues presenting allegations and demands for relief. Strong expects that any such lawsuits would contain allegations including the matters discussed in this prospectus and that the demands for relief would not materially differ from those described above.


AFFILIATED ADVISORY PROGRAMS
--------------------------------------------------------------------------------

Strong, on behalf of participants in programs managed by Strong, may invest a portion of the program's assets in any one Strong Fund that could represent a significant portion of the Fund's assets. In such instance, Strong's decision to make changes to or rebalance the program's allocations may substantially impact the Fund's performance.

                                                                YOUR INVESTMENT


INITIAL PUBLIC OFFERINGS
--------------------------------------------------------------------------------
Each Fund may participate in the initial public offering (IPO) market. However, a Fund's access to profitable IPOs may be limited. Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more-established companies. In addition, a Fund may sell its IPO investments soon after buying them, which may result in higher trading costs and adverse tax consequences. When a Fund is small, profitable IPOs may greatly increase the Fund's total returns, but the Fund is not likely to achieve the same level of performance when it grows larger.

PERCENTAGE RESTRICTIONS
--------------------------------------------------------------------------------

Each Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which each Fund may invest (Percentage Restrictions). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or
(3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.



The Advisor Large Company Core, Advisor U.S. Value, and Large Company Growth Funds have adopted a non-fundamental policy to provide 60-days' advance notice to shareholders if they change their strategy of investing, under normal conditions, at least 80% of their net assets in a particular type of investment, industry, country, or geographic region suggested by their name.

YOUR INVESTMENT


COMPARING THE FUNDS
--------------------------------------------------------------------------------
The following will help you to distinguish among the Funds and to determine their suitability for your investment needs:


                     Equity     Bond     Foreign
       Fund          Range      Range    Range    Focus
       ------------------------------------------------------------------
       Advisor Large 80 to 100% 0 to 20% 0 to 25% Large-capitalization
       Company Core                               growth and value
                                                  securities of
                                                  approximately
                                                  50 companies
       Advisor U.S.  80 to 100% 0 to 20% 0 to 10% Small-, medium-, and
       Value                                      large-capitalization
                                                  value equity securities
                                                  of U.S. companies
       Dividend      80 to 100% 0 to 20% 0 to 20% Medium- and large-
       Income                                     capitalization,
                                                  dividend-paying,
                                                  value stocks
       Enterprise    80 to 100% 0 to 20% 0 to 25% Small- and medium-
                                                  capitalization growth
                                                  equity securities
       Growth        65 to 100% 0 to 35% 0 to 25% Growth equity
                                                  securities
       Growth and    65 to 100% 0 to 35% 0 to 25% Large-capitalization,
       Income                                     dividend-paying,
                                                  growth and value
                                                  equity securities
       Large Company 80 to 100% 0 to 20% 0 to 25% Large-capitalization
       Growth                                     growth securities
       Opportunity   70 to 100% 0 to 30% 0 to 25% Medium-
                                                  capitalization growth
                                                  and value equity
                                                  securities

--------------------------------------------------------------------------------

                                                                YOUR INVESTMENT


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This information describes the performance of the Class K shares of each Fund for the periods shown. Certain information reflects financial results for a single Class K share outstanding for the entire period. "Total Return" shows how much an investment in the Class K shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request.

YOUR INVESTMENT

STRONG ADVISOR LARGE COMPANY CORE FUND -- CLASS K
--------------------------------------------------------------------------------

                                                                Dec. 31,     Dec. 31,
SELECTED PER-SHARE DATA/(A)/                                      2003      2002/(b)/
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $ 8.80       $8.21
Income From Investment Operations:
  Net Investment Income                                           0.05/(c)/   0.02/(c)/
  Net Realized and Unrealized Losses on Investments               2.03        0.59
---------------------------------------------------------------------------------------
  Total From Investment Operations                                2.08        0.61
Less Distributions:
  From Net Investment Income                                     (0.03)      (0.02)
  From Net Realized Gains                                        (0.01)         --
---------------------------------------------------------------------------------------
  Total Distributions                                            (0.04)      (0.02)
---------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $10.84       $8.80
=======================================================================================

RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------
Total Return                                                    +23.7%       +7.4%
Net Assets, End of Period (In Millions)                            $35          $0/(d)/
Ratio of Expenses to Average Net Assets Before Expense Offsets    1.4%        2.9%*
Ratio of Expenses to Average Net Assets                           1.0%        1.0%*
Ratio of Net Investment Income to Average Net Assets              0.5%        1.1%*
Portfolio Turnover Rate/(e)/                                    148.2%       36.4%



  *Calculated on an annualized basis.

(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

(b)For the period from September 30, 2002 (commencement of class) to December 31, 2002.


(c)Net investment income (loss) per share represents net investment income
   (loss) divided by average shares outstanding throughout the year.




(d)Amount is less than $500,000.


(e)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                                YOUR INVESTMENT

STRONG ADVISOR U.S. VALUE FUND -- CLASS K
--------------------------------------------------------------------------------

                                                               Dec. 31,  Dec. 31,
SELECTED PER-SHARE DATA/(A)/                                     2003      2002
------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $13.56   $17.87
Income From Investment Operations:
  Net Investment Income (Loss)                                    0.16     0.22/(b)/
  Net Realized and Unrealized Gains (Losses) on Investments       4.02    (2.81)
------------------------------------------------------------------------------------
  Total From Investment Operations                                4.18    (2.59)
Less Distributions:
  From Net Investment Income                                     (0.22)   (0.36)
  From Net Realized Gains                                           --    (1.36)
------------------------------------------------------------------------------------
  Total Distributions                                            (0.22)   (1.72)
------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $17.52   $13.56
====================================================================================

RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------
Total Return                                                    +31.0%   -16.0%
Net Assets, End of Period (In Millions)                            $87      $11
Ratio of Expenses to Average Net Assets Before Expense Offsets    1.1%     1.1%
Ratio of Expenses to Average Net Assets                           1.0%     1.0%
Ratio of Net Investment Income (Loss) to Average Net Assets       1.3%     1.6%
Portfolio Turnover Rate/(c)/                                     53.4%    89.8%


(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)Net investment income (loss) per share represents net investment income
   (loss) divided by average shares outstanding throughout the year.
(c)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

YOUR INVESTMENT

STRONG DIVIDEND INCOME FUND -- CLASS K
--------------------------------------------------------------------------------

                                                               Dec. 31, Dec. 31,
SELECTED PER-SHARE DATA/(A)/                                     2003     2002
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $11.71   $15.19
Income From Investment Operations:
  Net Investment Income (Loss)                                    0.19     0.25
  Net Realized and Unrealized Gains (Losses) on Investments       2.71    (3.13)
--------------------------------------------------------------------------------
  Total From Investment Operations                                2.90    (2.88)
Less Distributions:
  From Net Investment Income                                     (0.22)   (0.35)
  From Net Realized Gains                                           --    (0.25)
--------------------------------------------------------------------------------
  Total Distributions                                            (0.22)   (0.60)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $14.39   $11.71
================================================================================

RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Total Return                                                    +25.0%   -19.4%
Net Assets, End of Period (In Millions)                             $5       $1
Ratio of Expenses to Average Net Assets Before Expense Offsets    1.4%     2.1%
Ratio of Expenses to Average Net Assets                           1.0%     1.0%
Ratio of Net Investment Income (Loss) to Average Net Assets       1.6%     1.6%
Portfolio Turnover Rate/(b)/                                     92.2%   114.1%




(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

(b)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                                YOUR INVESTMENT

STRONG ENTERPRISE FUND -- CLASS K
--------------------------------------------------------------------------------

                                                               Dec. 31,   Dec. 31,
SELECTED PER-SHARE DATA/(A)/                                     2003    2002/(b)/
-------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $15.94   $16.32
Income From Investment Operations:
  Net Investment Income (Loss)                                   (0.10)   (0.04)/(c)/
  Net Realized and Unrealized Gains (Losses) on Investments       6.14    (0.34)
-------------------------------------------------------------------------------------
  Total From Investment Operations                                6.04    (0.38)
Less Distributions:
  From Net Investment Income                                        --       --
-------------------------------------------------------------------------------------
  Total Distributions                                               --       --
-------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $21.98   $15.94
=====================================================================================

RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------
Total Return                                                    +37.9%    -2.3%
Net Assets, End of Period (In Millions)                            $34       $4
Ratio of Expenses to Average Net Assets Before Expense Offsets    1.3%     1.3%*
Ratio of Expenses to Average Net Assets                           1.2%     1.1%*
Ratio of Net Investment Income (Loss) to Average Net Assets      (0.8%)   (0.6%)*
Portfolio Turnover Rate/(d)/                                    261.2%   376.8%




  *Calculated on an annualized basis.
(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)For the period from August 30, 2002 (commencement of class) to December 31, 2002.

(c)Net investment income (loss) per share represents net investment income
   (loss) divided by the average shares outstanding throughout the period.

(d)Calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

YOUR INVESTMENT


STRONG GROWTH FUND -- CLASS K

--------------------------------------------------------------------------------

                                                                 Dec. 31,      Dec. 31,
SELECTED PER-SHARE DATA/(A)/                                       2003       2002/(b)/
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $13.29        $13.53
Income From Investment Operations:
  Net Investment Income (Loss)                                   (0.08)/(c)/   (0.01)/(c)/
  Net Realized and Unrealized Gains (Losses) on Investments       4.17         (0.23)
------------------------------------------------------------------------------------------
  Total From Investment Operations                                4.09         (0.24)
Less Distributions:
  From Net Investment Income                                        --            --
------------------------------------------------------------------------------------------
  Total Distributions                                               --            --
------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $17.38        $13.29
==========================================================================================

RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
Total Return                                                    +30.8%         -1.8%
Net Assets, End of Period (In Millions)                            $56           $13
Ratio of Expenses to Average Net Assets Before Expense Offsets    1.2%          1.3%*
Ratio of Expenses to Average Net Assets                           1.0%          1.0%*
Ratio of Net Investment Income (Loss) to Average Net Assets      (0.5%)        (0.7%)*
Portfolio Turnover Rate/(d)/                                    138.8%        248.5%




  *Calculated on an annualized basis.
(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)For the period from August 30, 2002 (commencement of class) to December 31, 2002.

(c)Net investment income (loss) per share represents net investment income
   (loss) divided by average shares outstanding throughout the year.


(d)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                                YOUR INVESTMENT



STRONG GROWTH AND INCOME FUND -- CLASS K

--------------------------------------------------------------------------------

                                                                Dec. 31,    Dec. 31,
SELECTED PER-SHARE DATA/(A)/                                      2003        2002
------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $15.75       $20.28
Income From Investment Operations:
  Net Investment Income (Loss)                                    0.11/(b)/    0.11
  Net Realized and Unrealized Gains (Losses) on Investments       3.79        (4.46)
------------------------------------------------------------------------------------
  Total From Investment Operations                                3.90        (4.35)
Less Distributions:
  From Net Investment Income                                     (0.13)       (0.18)
------------------------------------------------------------------------------------
  Total Distributions                                            (0.13)       (0.18)
------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $19.52       $15.75
====================================================================================

RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------
Total Return                                                    +24.9%       -21.5%
Net Assets, End of Period (In Millions)                            $30          $19
Ratio of Expenses to Average Net Assets Before Expense Offsets    1.1%         1.1%
Ratio of Expenses to Average Net Assets                           1.0%         1.0%
Ratio of Net Investment Income (Loss) to Average Net Assets       0.6%         0.7%
Portfolio Turnover Rate/(c)/                                    199.4%       187.8%



(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.


(b)Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.


(c)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

YOUR INVESTMENT


STRONG LARGE COMPANY GROWTH FUND -- CLASS K

--------------------------------------------------------------------------------

                                                                  Dec. 31,
 SELECTED PER-SHARE DATA/(A)/                                     2003/(b)/
 -----------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                            $11.96
 Income From Investment Operations:
   Net Investment Income                                          (0.00)/(c)/
   Net Realized and Unrealized Gains (Losses) on Investments       1.44/(d)/
 -----------------------------------------------------------------------------
   Total From Investment Operations                                1.44
 Less Distributions:
   From Net Investment Income                                        --
 -----------------------------------------------------------------------------
   Total Distributions                                               --
 -----------------------------------------------------------------------------
 Net Asset Value, End of Period                                  $13.40
 =============================================================================

 RATIOS AND SUPPLEMENTAL DATA
 -----------------------------------------------------------------------------
 Total Return                                                    +12.0%
 Net Assets, End of Period (In Millions)                             $1
 Ratio of Expenses to Average Net Assets Before Expense Offsets    2.1%*
 Ratio of Expenses to Average Net Assets                           0.9%*
 Ratio of Net Investment Income (Loss) to Average Net Assets      (0.0%)*/(c)/
 Portfolio Turnover Rate/(e)/                                    229.0%





  *Calculated on an annualized basis.


(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.


(b)For the period from June 30, 2003 (commencement of class) to December 31,
   2003.


(c)Amount calculated is less than $0.005 or 0.05%.


(d)Includes $0.02 in redemption fees.


(e)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                                YOUR INVESTMENT


STRONG OPPORTUNITY FUND -- CLASS K

--------------------------------------------------------------------------------

                                                                 Dec. 31,    Dec. 31
SELECTED PER-SHARE DATA/(A)/                                       2003      2002/(b)/
--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $28.73        $29.48
Income From Investment Operations:
  Net Investment Income (Loss)                                   (0.06)/(c)/    0.02
  Net Realized and Unrealized Gains (Losses) on Investments      10.91         (0.77)
--------------------------------------------------------------------------------------
  Total From Investment Operations                               10.85         (0.75)
Less Distributions:
  From Net Investment Income                                        --            --
--------------------------------------------------------------------------------------
  Total Distributions                                               --            --
--------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $39.58        $28.73
=====================================================================================

RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------
Total Return                                                    +37.8%         -2.5%
Net Assets, End of Period (In Millions)                             $0/(d)/       $1
Ratio of Expenses to Average Net Assets Before Expense Offsets    1.6%          1.2%*
Ratio of Expenses to Average Net Assets                           1.2%          1.2%*
Ratio of Net Investment Income (Loss) to Average Net Assets      (0.2%)         0.2%*
Portfolio Turnover Rate/(e)/                                     60.2%         70.9%



  *Calculated on an annualized basis.


(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.


(b)For the period from August 30, 2002 (commencement of class) to December 31, 2002.


(c)Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year.


(d)Amount is less than $500,000.


(e)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

YOUR ACCOUNT

SHARE PRICE
--------------------------------------------------------------------------------
Your price for buying, selling, or exchanging shares of a specific class of a Fund is the net asset value per share (NAV) for that class of shares. NAV is generally calculated as of the close of trading on the New York Stock Exchange
(NYSE) (usually 3:00 p.m., Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.


NAV is based on the value of the securities in a Fund's portfolio. Generally, market value is


--------------------------------------------------------------------------------
We determine the share price or NAV of a class of shares by dividing the Fund's net assets attributable to the class of shares (the value of the Fund's investments, cash, and other assets attributable to the class of shares minus the Fund's liabilities attributable to the class of shares) by the number of shares in the class outstanding.

--------------------------------------------------------------------------------


determined on the basis of information furnished by a pricing service or broker quotations, as appropriate.



FAIR VALUE PRICING


If pricing service information or broker quotations are not readily available, the Fund may price those securities using fair value procedures approved by the Board of Directors of the Strong Funds. A Fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures to price the same securities.


FOREIGN SECURITIES

Some of a Fund's portfolio securities may be listed on foreign exchanges that trade on days when we do not calculate a NAV. As a result, the value of the Fund's investments may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that we calculate the Fund's NAV. Events affecting the values of foreign securities that occur after the time a foreign exchange assigns a price to the foreign securities and before the time when we calculate a Fund's NAV, including movements of the

                                                                   YOUR ACCOUNT


domestic market, generally will be reflected in a Fund's NAV if we, under the supervision of the Board of Directors of the Strong Advisor Funds and Strong Funds, determine that such events require fair valuation of those foreign securities that may be affected by the event.


QUALIFIED INVESTORS
--------------------------------------------------------------------------------

Only certain types of investors qualify to purchase Class K shares of the Funds, such as employer-sponsored retirement plans, and indirectly, their participants, for which we or the Funds' distributor, or one of their affiliates, has entered into an agreement to provide bundled retirement plan recordkeeping services. See the Funds' statement of additional information for more information on qualified investors.


MANAGING YOUR ACCOUNT
--------------------------------------------------------------------------------
This section describes the ways you can manage your account in the Fund.

ONLINE
At www.Strong.com, you will find general information about investing, daily performance information, portfolio manager commentaries, and information on your retirement plan provisions. If you are a retirement plan participant, you may access your retirement plan account information and exchange Fund shares in a retirement plan account for shares of another Fund offered by the retirement plan 24 hours a day from your personal computer with Strong netDirect(R). Encryption technology and passwords help to protect your account information.

BY TELEPHONE

Please call 1-888-405-4015 to access the Strong PhoneConnect/SM/ Automated Telephone System. Strong PhoneConnect enables you to use a touch-tone phone to access retirement plan account information, exchange shares of the Fund in a retirement plan

YOUR ACCOUNT

account for shares of another Fund offered by the retirement plan, change investment elections, and, if you are eligible for a distribution from your retirement plan, initiate a distribution. Passwords help to protect your account information.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
ACCOUNT OPTIONS AND SERVICES
Some account options and services are added to your account when it is opened, unless you choose otherwise, and some require registration. In addition, some account options and services may be subject to additional restrictions or conditions. Visit our web site or contact your plan sponsor for more information.


CUSTOMER IDENTIFICATION REQUIREMENT


We are required to obtain certain personal information from you in order to verify your identity. If you do not provide this information, we may be unable to open an account for you. In certain circumstances, we may rely on a financial intermediary to assist with the verification of your identity. If we are unable to verify your identity, we may, without prior notice to you, reject additional purchases, suspend account options, close your account and redeem your shares at the next NAV minus any applicable sales charge, and/or take other action we deem reasonable. You will be responsible for any losses, taxes, expenses, fees, or other results of these actions.


EXCHANGING SHARES
An exchange of shares between Strong accounts is considered a sale and a purchase of shares for several purposes, including tax purposes, and may result in a capital gain or loss. Some Strong Funds charge a redemption fee as described in the appropriate Fund's prospectus. Purchases by exchange are subject to the investment requirements and other criteria of the Fund and class purchased. Please ask us for the appropriate prospectus, and read it before investing in any of the Strong Funds.

                                                                   YOUR ACCOUNT



SHORT-TERM TRADING




The Fund attempts to deter short-term trading that may be disruptive to the efficient management of the Fund. The Fund may consider several factors when evaluating shareholder trading activities, including, but not limited to: (1) the amount of a transaction; (2) the frequency of transactions; (3) the time frame between which purchases and redemptions (including exchanges) are executed; and (4) the Fund's asset size. Shareholders who engage in such trading may be subject, without prior notice, to action by or on behalf of the Fund, including, but not limited to: (1) a request to cease such activities;
(2) rejection of any or all future purchase requests in one, several, or all Strong Funds; or (3) a refusal of, change to, discontinuance of, or temporary suspension of any or all account services.





Although the Fund attempts to deter this type of trading, it may not always be successful because, among other things, Fund shares may be purchased and redeemed indirectly by underlying shareholders aggregated in omnibus accounts maintained by brokers, retirement plans, fee-based investment programs, and other intermediaries. The Fund may receive limited information about transactions by an underlying shareholder in such accounts. Therefore, the Fund cannot always know about or reasonably be expected to detect potentially disruptive short-term trading.





If the Fund is unable to deter this type of trading, it may adversely affect the long-term performance of the Fund by requiring the Fund to maintain larger amounts of cash or cash-type securities than the Fund's manager might otherwise choose to maintain, or to liquidate portfolio holdings at a disadvantageous time, thereby increasing brokerage, administrative, and other expenses.


TELEPHONE AND ELECTRONIC TRANSACTIONS
We use reasonable procedures to confirm that telephone and electronic transaction requests are genuine. We may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received over the telephone or electronically, provided we reasonably believe the instructions were genuine. For transactions through our

YOUR ACCOUNT

automated voice-recognition system and our web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement, or if you believe someone has obtained unauthorized access to your account, PIN, or password.

VERIFICATION OF ACCOUNT STATEMENTS
Contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

DISTRIBUTIONS
--------------------------------------------------------------------------------
DISTRIBUTION POLICY

To the extent they are available, the Advisor U.S. Value, Dividend Income, and Growth and Income Funds generally pay you dividends from net investment income quarterly and distribute net realized capital gains at least annually. To the extent they are available, the Advisor Large Company Core, Enterprise, Growth, Large Company Growth, and Opportunity Funds generally pay you dividends from net investment income and distribute net realized capital gains at least annually. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends or realize any capital gains.


REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
Dividends and capital gains distributions for accounts in a retirement plan will be automatically reinvested in additional Class K shares of the Fund.

                                                                   YOUR ACCOUNT


TAXES
--------------------------------------------------------------------------------
The following tax information may be applicable depending on the features of your qualified plan. For further information, please contact your tax advisor.

TAXABLE DISTRIBUTIONS

Generally, if your investment is in a tax advantaged account, your dividends and distributions will not be taxed at the time they are paid, but may be taxed at the time you withdraw them from your account. With respect to accounts that are not tax advantaged, for federal tax purposes, any distributions you receive of net investment income (excluding qualified dividend income) and net short-term capital gains are generally taxable as ordinary dividend income at your income tax rate. Distributions of net long-term capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and even though you reinvest your distributions. Distributions of qualified dividend income generally will be taxable at long-term capital gains rates. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them. In addition, the active



--------------------------------------------------------------------------------
Unless your investment is in a tax-deferred retirement account such as a 401(k), YOU MAY WANT TO AVOID:
.. Investing a large amount in a Fund close to the end of the calendar year. If the Fund makes a capital gains distribution, you may receive some of your investment back as a taxable distribution.

.. Selling shares of a Fund at a loss if you have purchased (including by reinvesting dividends and distributions) additional shares of the same Fund within 30 days prior to the sale or if you plan to purchase additional shares of the same Fund within 30 days following the sale. This is called a wash sale, and you will not be allowed to claim a tax loss on the transaction.


--------------------------------------------------------------------------------


trading approach of the Advisor Large Company Core, Enterprise, Growth, Growth and Income, and Large Company Growth Funds may increase the amount of distributions that you receive from the Funds.

YOUR ACCOUNT


RETURN OF CAPITAL
If your Fund's distributions exceed its earnings and profits, all or a portion of those distributions may be treated as a return of capital to you, which will generally reduce the cost basis of your shares. Such distributions may also be treated as a sale of your shares.

BACKUP WITHHOLDING

By law, we must withhold 28% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security number or taxpayer identification number.


Because everyone's tax situation is unique, you should consult your tax professional for assistance.

                                                                   YOUR ACCOUNT


RESERVED RIGHTS
--------------------------------------------------------------------------------
We reserve the right to:


.. Refuse, change, discontinue, or temporarily suspend account services, including, but not limited to, exchange, automatic investment or redemption plans, or telephone, facsimile, and online account services, for any reason.



.. Reject any purchase request for any reason, including exchanges from other
  Strong Funds and automatic investment plan purchases.


.. Change the minimum or maximum investment amounts, if any.


.. Delay sending out redemption proceeds for up to seven days.


.. Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.


.. Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of the Fund's assets.


.. Close any account that does not meet minimum investment requirements, if any.
  We will give you 60 days' notice to increase your balance to the required minimum.

.. Waive the initial investment minimum at our discretion.

.. Reject any purchase or redemption request that does not contain all required documentation.

.. Amend or terminate purchases in kind at any time.

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

FOR MORE INFORMATION
--------------------------------------------------------------------------------
More information is available upon request at no charge, including:

SHAREHOLDER REPORTS: Additional information is available in the annual and semiannual report to shareholders. These reports contain a letter from management, discuss recent market conditions and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.


STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies, strategies, risks, and techniques. A current SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.


TO REQUEST INFORMATION OR TO ASK QUESTIONS:


       BY TELEPHONE                    BY OVERNIGHT DELIVERY
       1-888-405-4015                  Strong Retirement Plan Services
                                       One Hundred Heritage Reserve
       BY MAIL                         Menomonee Falls, WI 53051
       Strong Retirement Plan Services
       P.O. Box 2936                   ON THE INTERNET
       Milwaukee, WI 53201-2936        View online or download documents:
                                       Strong Funds: www.Strong.com
                                       SEC*: www.sec.gov

This prospectus is not an offer to sell securities in places other than the United States and its territories.
*Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may call the SEC at
(202) 942-8090 for information about the operation of the Public Reference Room. Reports and other information about the Fund are also available from the EDGAR Database on the SEC's web site at www.sec.gov. You may obtain a copy of this information, after paying a duplicating fee, by sending a written request to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by sending an e-mail request to publicinfo@sec.gov.
Strong Advisor Large Company Core Fund, a series of Strong Equity Funds, Inc., SEC file number: 811-08100
Strong Advisor U.S. Value Fund, a series of Strong Conservative Equity Funds, Inc., SEC file number: 811-07656
Strong Dividend Income Fund, a series of Strong Conservative Equity Funds, Inc., SEC file number: 811-07656
Strong Enterprise Fund, a series of Strong Equity Funds, Inc., SEC file number:
811-08100
Strong Growth Fund, a series of Strong Equity Funds, Inc., SEC file number:
811-08100
Strong Growth and Income Fund, a series of Strong Conservative Equity Funds, Inc., SEC file number: 811-07656

Strong Large Company Growth Fund, a series of Strong Equity Funds, Inc., SEC file number 811-08100

Strong Opportunity Fund, a series of Strong Opportunity Fund, Inc., SEC file number: 811-03793

          Please find STRONG'S PRIVACY POLICY inside this back cover.


                           RT43442 05-04 WH2027 05-04

                                    [GRAPHIC]




                                INVESTOR CLASS





                                                       Prospectus | May 1, 2004



                                                                  STRONG Sector


                                                                          FUNDS


                                                             Strong Energy Fund

                                                     Strong Technology 100 Fund


 As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved of these securities or determined if the information in this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


[LOGO] STRONG

TABLE OF CONTENTS

YOUR INVESTMENT

KEY INFORMATION
What are the Funds' objectives?................................................1
What are the Funds' principal investment strategies?...........................1
What are the main risks of investing in the Funds?.............................2

What are the Funds' fees and expenses?.........................................8


Who are the Funds' investment advisor and portfolio managers?.................10


OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

Legal and Regulatory Matters..................................................12


Affiliated Advisory Programs..................................................14


Initial Public Offerings......................................................14


Percentage Restrictions.......................................................15


Comparing the Funds...........................................................15


Financial Highlights..........................................................16


YOUR ACCOUNT


Share Price...................................................................19


Managing Your Account.........................................................20


Investment Minimums...........................................................25


Additional Information........................................................25


Distributions.................................................................31


Taxes.........................................................................31


Reserved Rights...............................................................33


For More Information..........................................................36


In this prospectus, "we," "us," or "our" refers either to Strong Capital Management, Inc., the investment advisor for the Strong Funds, or Strong Investor Services, Inc., the administrator and transfer agent for the Strong Funds.

  Please find STRONG'S PRIVACY POLICY inside the back cover of this booklet.

                                                                YOUR INVESTMENT

KEY INFORMATION

WHAT ARE THE FUNDS' OBJECTIVES?
--------------------------------------------------------------------------------
The STRONG ENERGY FUND seeks total return by investing for capital growth and income.

The STRONG TECHNOLOGY 100 FUND seeks capital growth.

WHAT ARE THE FUNDS' PRINCIPAL
INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

The ENERGY FUND invests, under normal conditions, at least 80% of its net assets in the equity securities of companies involved in the discovery, development, production, generation, transmission, refinement, measurement, or distribution of energy. It focuses on large- and medium-capitalization companies that pay current dividends and whose earnings are expected to improve. The Fund may also invest up to 25% of its net assets in foreign securities. The manager may sell a holding when he believes it no longer has potential for earnings growth, or when it is otherwise unattractive.



The TECHNOLOGY 100 FUND invests, under normal conditions, at least 80% of its net assets in 75 to 125 stocks of companies of any size that derive at least 50% of their revenues, expenses, or profits from producing, developing, selling, using, or distributing technology products or services. The Fund's portfolio will likely include stocks from the following areas: computer software and hardware, semiconductor, media, biotechnology, healthcare, communications, electronics, defense, and aerospace. The manager may use a risk management tool to attempt to limit the difference between the Fund's return and the return of a style-specific benchmark. The Fund may utilize an active trading approach. The manager may sell a company's stock if there is a change in the company's growth prospects or deterioration in the company's fundamental qualities.

YOUR INVESTMENT



The manager of each Fund may invest up to 100% of the Fund's assets in cash or cash-type securities (including high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Fund's manager determines that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the Fund earning a lower return than it would have otherwise achieved if the manager had not adopted a temporary defensive position. In this case, the Fund may not achieve its investment objective.


WHAT ARE THE MAIN RISKS OF INVESTING
IN THE FUNDS?
--------------------------------------------------------------------------------
STOCK RISKS: The major risks of each Fund are those of investing in the stock market. This means a Fund may experience sudden, unpredictable declines in value, as well as periods of poor performance. Because stock values go up and down, the value of your Fund's shares may go up and down. Therefore, when you sell your investment, you may receive more or less money than you originally invested.

ACTIVE MANAGEMENT RISK: Each Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by each Fund's manager will produce the desired results.

ACTIVE TRADING RISK: The Technology 100 Fund's use of an active trading approach may increase the Fund's costs and reduce the Fund's performance.

CONCENTRATED PORTFOLIOS RISKS: Each Fund concentrates its assets in specific sectors. As a result, each Fund's shares are likely to fluctuate in value more than those of a fund investing in a broader range of securities.



ENERGY COMPANIES RISKS: The Energy Fund invests in securities of companies involved in the discovery, development, production, generation, transmission, refinement, measurement, or distribution

                                                                YOUR INVESTMENT

of energy, which are subject to changes in value and dividend yield that depend to a large extent on the price and supply of energy fuels. Swift price and supply fluctuations of energy fuels may be caused by events relating to international politics, energy conservation, the success of exploration projects, currency exchange-rate fluctuations, and tax and other regulatory policies of various governments.


FOREIGN RISKS: The Energy Fund invests in securities that may be directly or indirectly subject to one or more of the following foreign-related risks: risks created by currency-rate fluctuations, foreign political and economic instability, foreign financial reporting standards, foreign taxes, and foreign securities markets and issuer regulations. Foreign securities may be less liquid than domestic securities.



GROWTH- AND VALUE-STYLE INVESTING RISKS: Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. The Technology 100 Fund invests in growth-style stocks. The Energy Fund invests in both growth- and value-style stocks. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. The Funds' performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style. In addition, value stocks may not increase in price or pay dividends as anticipated by the Funds' managers or may decline even further if (1) other investors fail to recognize the company's value, (2) other investors favor investing in faster-growing companies, or (3) the factors that the managers believe will increase the price do not occur.



SMALL AND MEDIUM COMPANIES RISKS: For the Energy Fund, small- and medium-capitalization companies, and for the Technology 100 Fund, medium-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more-established companies. As a result, the companies'

YOUR INVESTMENT

performance can be more volatile, and they face greater risk of business failure, which could increase the volatility of the Funds' portfolios. Generally, the smaller the company size, the greater these risks.

NOT INSURED RISK: An investment in a Fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

TECHNOLOGY RISKS: The Technology 100 Fund concentrates its assets in companies engaged in the technology market sector. The value of these companies is vulnerable to rapidly changing technology, extensive government regulation, and relatively high risks of obsolescence caused by scientific and technological advances. Smaller companies in this sector face greater risk of business failure. Also, the securities of these companies generally have higher price/earning (P/E) ratios than the P/E ratios of the general stock market. A P/E ratio describes the relationship between the price of a stock and its earnings per share during the last 12 months. The higher the P/E, the more earnings growth investors are expecting. However, stocks with a higher P/E are considered riskier than stocks with a lower P/E, lower growth, and proven earnings. As a result of all of these factors, the Fund's shares are subject to abrupt or erratic price movements and are likely to fluctuate in value more than those of a Fund investing in a broader range of securities.

Each Fund is appropriate for investors who are comfortable with the risks described here and whose financial goals are five or more years in the future. The Funds are not appropriate for investors concerned primarily with principal stability. It is possible to lose money by investing in the Funds.

FUND STRUCTURE
Each of the Funds has adopted a multiple class plan and may offer one or more classes of shares. Only the Investor Class shares are offered in this prospectus. The principal differences among the classes are each class' sales charges, if any, and annual expenses. Each class may also pay different administrative and transfer agency fees and expenses.

                                                                YOUR INVESTMENT

FUND PERFORMANCE

The following return information illustrates how the performance of the Funds' Investor Class shares can vary, which is one indication of the risks of investing in the Funds. The information also provides some indication of the risks of investing in the Funds by showing how each Fund's average annual returns, which reflect Fund expenses, compare with returns of a broad measure of market performance and an index of funds with similar investment objectives, which are unmanaged, have no expenses, and are unavailable for investment. Please keep in mind that the past performance of each Fund, before and after taxes, does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

YOUR INVESTMENT


                                    [CHART]

Year      Energy    Technology 100
1998     -21.83%          --
1999      19.55%          --
2000      43.78%      -19.60%
2001     -13.30%      -40.17%
2002     -10.53%      -35.76%
2003      21.18%       46.28%

BEST AND WORST QUARTERLY PERFORMANCE
(During the periods shown above)

Fund name            Best quarter return         Worst quarter return
--------------------------------------------------------------------------------
Energy               17.72% (2nd Q 1999)         -20.55% (3rd Q 2001)
Technology 100       33.98% (4th Q 2001)         -36.57% (3rd Q 2001)

                                                                YOUR INVESTMENT

                         AVERAGE ANNUAL TOTAL RETURNS

                                As of 12-31-03


                                                                Since Fund
 Fund/Index                                      1-Year 5-Year Inception/(1)/
 -----------------------------------------------------------------------------
 ENERGY
  Return Before Taxes                            21.18% 10.07%      2.62%
  Return After Taxes on Distributions            21.18% 10.06%      2.61%
  Return After Taxes on Distributions and Sale
  of Fund Shares                                 13.77%  8.77%      2.24%
 S&P 500 Index (reflects no deduction for fees,
 expenses, or taxes)/(2)/                        28.67% -0.57%      4.10%
 Lipper Natural Resources Funds Index (reflects
 no deduction for fees, expenses, or taxes)/(3)/ 26.24% 12.05%      3.74%
 TECHNOLOGY 100
  Return Before Taxes                            46.28%   --      -18.01%
  Return After Taxes on Distributions            46.28%   --      -18.01%
  Return After Taxes on Distributions and Sale
  of Fund Shares                                 30.08%   --      -14.51%/(4)/
 S&P 500 Index (reflects no deduction for fees,
 expenses, or taxes)/(2)/                        28.67%   --       -5.34%
 Lipper Science and Technology Funds Index
 (reflects no deduction for fees, expenses,
 or taxes)/(3)/                                  51.31%   --      -20.29%

--------------------------------------------------------------------------------

/(1)/The Energy Fund and the Technology 100 Fund commenced operations on September 30, 1997, and December 31, 1999, respectively.

/(2)/The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation.


/(3)/The Lipper Natural Resources Funds Index and the Lipper Science & Technology Funds Index are averages of the 30 largest funds in their respective Lipper category.


/(4)/Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. After-tax returns are not relevant to investments through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

YOUR INVESTMENT

From time to time, the Technology 100 Fund's performance was significantly enhanced through investments in initial public offerings (IPOs). In addition, the effect of IPOs purchased when the Fund's asset base was small may have been magnified. Given these circumstances, you should not expect that such enhanced returns can be consistently achieved. Please consider this before investing.

WHAT ARE THE FUNDS' FEES AND EXPENSES?
--------------------------------------------------------------------------------
This section describes the fees and expenses that you may pay if you buy and hold shares of the Funds.


The costs of operating each Fund are deducted from Fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they do not appear on your account statement but instead reduce the total return you receive from your Fund investment.



The following Annual Fund Operating Expenses table and Example table are based on actual expenses incurred during each Fund's fiscal period ended December 31, 2003. Please keep in mind that, as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal period may be significantly different than those shown.


SHAREHOLDER FEES
(fees paid directly from your investment)

The Investor Class shares of each Fund are 100% no-load, so you pay no up-front sales load to buy or sell shares. However, shares of the Technology 100 Fund held for 30 calendar days or less after purchase are subject to a redemption fee of 1.00%, based on the redeemed share's market value. Redemption fees are paid directly to the Fund.

                                                                YOUR INVESTMENT



ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS)

(expenses that are deducted from Fund assets)



                                                             Net Annual
                                   Total         Contractual Operating Expenses
                                   Annual        Waivers     (after contractual
               Management Other    Operating     and/or      waivers and/or
Fund           Fees/(1)/  Expenses Expenses/(2)/ Absorptions absorptions)/(2)/
-------------------------------------------------------------------------------
Energy           0.75%     1.22%      1.97%          --            1.97%
Technology 100   0.75%     1.57%      2.32%         0.32%          2.00%/(3)/


/(1)/The Funds have a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels.

/(2)/The Funds participated in a program under which they received a credit for part of the brokerage commission paid in transactions with participating brokers. This credit was applied to the Funds' Other Expenses that were not attributable to Strong or its affiliates. Total Annual Operating Expenses do not reflect these credits or any other expense reimbursements or fee waiver arrangements for the Funds. After giving effect to these credits, expense reimbursements, and fee waiver arrangements, Total Annual Operating Expenses as of December 31, 2003, were 1.89% for the Energy Fund and 1.97% for the Technology 100 Fund. Voluntary expense reimbursements and fee waiver arrangements may be modified or terminated at any time.


/(3)/We have contractually agreed to waive our fees and/or absorb expenses until May 1, 2005, to keep Total Annual Operating Expenses at no more than 2.00% for the Technology 100 Fund.


EXAMPLE: This example is intended to help you compare the cost of investing in the Funds, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                 Fund           1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Energy          $200   $618   $1,062   $2,296
                 Technology 100  $203   $694   $1,211   $2,631

YOUR INVESTMENT

WHO ARE THE FUNDS' INVESTMENT ADVISOR
AND PORTFOLIO MANAGERS?
--------------------------------------------------------------------------------

Strong Capital Management, Inc. (Strong) is the investment advisor for the Funds. Strong provides investment management services for mutual funds and other investment portfolios representing assets of over $36 billion as of February 29, 2004. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, some of which are available through variable insurance products. Strong's mailing address is P.O. Box 2936, Milwaukee, WI 53201.



Strong is currently considering a number of strategic alternatives, including the sale of Strong. Strong has hired Goldman, Sachs & Co. to assist Strong in exploring this option.


As compensation for its advisory services, each Fund pays Strong a management fee at the annual rate specified below of the average daily net asset value of that Fund.


                              For Assets For the Next For Assets
                              Under      $2 Billion   $6 Billion
               Fund           $4 Billion Assets       and Above
               -------------------------------------------------
               Energy           0.75%       0.725%      0.70%
               Technology 100   0.75%       0.725%      0.70%



SUBADVISOR FOR THE ENERGY FUND. Scarborough Investment Advisers LLC (Scarborough) is the subadvisor for the Energy Fund under an agreement with Strong. Under this agreement, and under the supervision of the Fund's Board of Directors and Strong, Scarborough provides a continuous investment program for the Fund. This means Scarborough selects the securities the Fund buys and sells. However, Strong manages the Fund's cash. Scarborough began conducting business in 1997 and had over $11 million under management as of February 29, 2004. Its principal business has been providing continuous investment supervision to the Fund.

                                                                YOUR INVESTMENT


Scarborough's mailing address is 23 Sprint Street, Suite 203, Ossining, NY
10562.


The following individuals are the Funds' Portfolio Managers.


J. RICHARD WALTON manages the Energy Fund. He founded Scarborough, a firm specializing in the energy and natural resources area, and became its president in January 1997. He has managed the Energy Fund since January 2004. Mr. Walton became chief executive officer of C&A Asset Investigation Services in August 1999. Mr. Walton received his bachelor's degree in finance from Siena College in 1963 and his master's of business administration degree in finance from Columbia University Graduate School of Business in 1964.



RIMAS M. MILAITIS manages the Technology 100 Fund. He joined Strong as a Portfolio Manager in December 1995, and has managed the Technology 100 Fund since March 2003. Mr. Milaitis received his bachelor's degree in economics from Illinois State University in 1984 and his master's of business administration degree in finance from DePaul University in 1991.

YOUR INVESTMENT


OTHER IMPORTANT INFORMATION
YOU SHOULD KNOW


LEGAL AND REGULATORY MATTERS

--------------------------------------------------------------------------------

The United States Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Wisconsin Attorney General ("WAG"), and the Wisconsin Department of Financial Institutions ("WDFI") are investigating active trading of the Strong Funds by employees of Strong Capital Management, Inc. ("Strong"), including Richard S. Strong, former employee and Chairman of Strong. The Independent Directors of the Strong Funds are also investigating these matters, with the assistance of counsel and an independent consulting firm. The Independent Directors intend to obtain appropriate redress if they determine that the Strong Funds were harmed. In addition, Strong has received one or more subpoenas from the West Virginia Attorney General ("WVAG") and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Effective November 2, 2003, the Independent Directors accepted Mr. Strong's resignation as Chairman of the Strong Funds' Boards. Effective December 2, 2003, Mr. Strong resigned as Director of the Funds' Boards, as Chairman, Chief Investment Officer, and Director of Strong, and as Chairman and Director of Strong Financial Corporation, and its affiliates.



Strong is aware of a complaint filed and simultaneously settled on September 3, 2003 (the "Complaint"), by NYAG on behalf of the State of New York, against Canary Capital Partners, LLC, et al. (collectively, "Canary"), which alleges that Canary engaged in certain improper trading practices characterized as "late-day trading" and "market timing" with various mutual funds. Strong and certain Strong Funds are referenced, although not named as parties in the Complaint, with respect to the market timing allegations. On September 5, 2003, the SEC began an inquiry based on matters related to, and set forth in, the Complaint. On September 24, 2003,

                                                                YOUR INVESTMENT


the WDFI asked that certain information and documents be provided related to the matters referenced in the Complaint. Strong is currently cooperating with the NYAG, the SEC, the WAG, the WDFI, the WVAG, and other regulatory agencies with respect to their separate inquiries into these matters. On September 26, 2003, Strong announced its commitment to make appropriate reimbursement if it is determined that the transactions set forth in the Complaint adversely affected investors in the Strong Funds referenced in the Complaint. On October 30, 2003, Mr. Strong announced that he has committed to personally compensate the Strong Funds for any financial losses they may have experienced as a result of his transactions.



As of the date of this prospectus, Strong is aware of multiple class and derivative actions ("Actions") filed since September 4, 2003, with respect to the factual matters referenced in the Complaint and the subject matter of the regulatory investigations naming, among others, Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their officers and directors as defendants. These Actions have been filed in the following federal and state courts: U.S. District Court for the Southern District of New York; U.S. District Court, District of New Jersey; U.S. District Court, Eastern District of Wisconsin, Milwaukee Division; U.S. District Court, Western District of Wisconsin; Superior Court of New Jersey Law Division of Hudson; State of Wisconsin Circuit Court, Milwaukee County; State of Wisconsin Circuit Court, Waukesha County; Supreme Court of the State of New York; Superior Court of the State of California, County of Los Angeles; and U.S. District Court, District of Connecticut. On February 20, 2004, the United States Judicial Panel for Multi District Litigation ("MDL") ordered the transfer of those cases involving late trading or market timing in several mutual funds to the District of Maryland so they could be coordinated and possibly consolidated with other cases involving the same fund family. Several Actions naming Strong or one or more of its affiliates as a defendant were subject to this order, and it is expected that the MDL will soon order all or most of the other federal court Actions involving Strong to be transferred to the

YOUR INVESTMENT


District of Maryland as "tag-along actions." The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds' prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs' attorneys' fees and experts' fees, and/or replacement of the Board of Directors of the Strong Funds. Additional lawsuits may be filed in the same or other venues presenting allegations and demands for relief. Strong expects that any such lawsuits would contain allegations including the matters discussed in this prospectus and that the demands for relief would not materially differ from those described above.



AFFILIATED ADVISORY PROGRAMS

--------------------------------------------------------------------------------

Strong, on behalf of participants in programs managed by Strong, may invest a portion of the program's assets in any one Strong Fund that could represent a significant portion of the Fund's assets. In such instance, Strong's decision to make changes to or rebalance the program's allocations may substantially impact the Fund's performance.



INITIAL PUBLIC OFFERINGS

--------------------------------------------------------------------------------
Each Fund may participate in the initial public offering (IPO) market. However, a Fund's access to profitable IPOs may be limited. Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more-established companies. In addition, a Fund may sell its IPO investments soon after buying them, which may result in higher trading costs and adverse tax consequences. When a Fund is small, profitable IPOs may greatly increase the Fund's total returns, but the Fund is not likely to achieve the same level of performance when it grows larger.

                                                                YOUR INVESTMENT


PERCENTAGE RESTRICTIONS
--------------------------------------------------------------------------------

Each Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which each Fund may invest (Percentage Restrictions). Percentage Restrictions apply at the time a Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.



Each Fund has adopted a non-fundamental policy to provide 60-days' advance notice to shareholders if it changes its strategy of investing, under normal conditions, at least 80% of its net assets in a particular type of investment, industry, country, or geographic region suggested by its name.


COMPARING THE FUNDS
--------------------------------------------------------------------------------
The following chart will help you to distinguish among the Funds and to determine their suitability for your investment needs:


                      Equity     Bond     Foreign
       Fund           Range      Range    Range    Focus
       -----------------------------------------------------------------
       Energy         80 to 100% 0 to 20% 0 to 25% Medium- and large-
                                                   capitalization growth
                                                   equity securities of
                                                   energy companies
       Technology 100 80 to 100% 0 to 20% 0 to 25% Growth stocks of any size from 75 to 125
                                                   technology companies

-----------------------------------------------------

YOUR INVESTMENT


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This information describes the performance of the Investor Class shares of each Fund for the periods shown. Certain information reflects financial results for a single Investor Class share outstanding for the entire period. "Total Return" shows how much an investment in the Investor Class shares of each Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

                                                                YOUR INVESTMENT


STRONG ENERGY FUND



---------------------------------------------------------------------------------------------
                               Dec. 31,   Dec. 31,    Dec. 31,  Dec. 31,    Oct. 31, Oct. 31,
SELECTED PER-SHARE DATA/(A)/     2003       2002        2001    2000/(b)/     2000     1999
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                      $ 9.68   $10.82        $12.48   $10.98       $ 8.62    $7.79
Income From Investment
 Operations:
  Net Investment Income
   (Loss)                        (0.07)   (0.08)        (0.03)    0.00/(c)/   (0.02)   (0.02)
  Net Realized and Unrealized
   Gains (Losses) on
   Investments                    2.12    (1.06)        (1.63)    1.50         2.38     0.86
---------------------------------------------------------------------------------------------
  Total From Investment
   Operations                     2.05    (1.14)        (1.66)    1.50         2.36     0.84
Less Distributions:
  From Net Investment
   Income                           --    (0.00)/(c)/      --       --           --       --
  In Excess of Net Investment
   Income                           --       --            --       --           --    (0.01)
---------------------------------------------------------------------------------------------
  Total Distributions               --    (0.00)/(c)/      --       --           --    (0.01)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Period  $11.73   $ 9.68        $10.82   $12.48       $10.98    $8.62
=============================================================================================

RATIOS AND
SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------
Total Return                    +21.2%   -10.5%        -13.3%   +13.7%       +27.4%   +10.8%
Net Assets, End of Period
 (In Millions)                     $12      $14           $17      $15          $11       $6
Ratio of Expenses to
 Average Net Assets
 Before Expense Offsets           2.0%     2.0%          1.8%     1.8%*        1.9%     2.0%
Ratio of Expenses to
 Average Net Assets               1.9%     2.0%          1.8%     1.8%*        1.8%     2.0%
Ratio of Net Investment
 Income (Loss) to Average
 Net Assets                      (0.6%)   (0.7%)        (0.2%)    0.2%*       (0.3%)   (0.3%)
Portfolio Turnover Rate          22.1%    53.8%         52.3%     9.3%        51.4%    55.4%


  *Calculated on an annualized basis.
(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)In 2000, the Fund changed its fiscal year-end from October to December.
(c)Amount calculated is less than $0.005.

YOUR INVESTMENT

STRONG TECHNOLOGY 100 FUND
--------------------------------------------------------------------------------

                                          Dec. 31, Dec. 31, Dec. 31, Dec. 31,
  SELECTED PER-SHARE DATA/(A)/              2003     2002     2001     2000
  ---------------------------------------------------------------------------
  Net Asset Value, Beginning of Period      $3.09    $4.81    $8.04   $10.00
  Income From Investment Operations:
    Net Investment Income (Loss)            (0.07)   (0.07)   (0.10)   (0.11)
    Net Realized and Unrealized Gains
     (Losses) on Investments                 1.50    (1.65)   (3.13)   (1.85)
  ---------------------------------------------------------------------------
    Total From Investment Operations         1.43    (1.72)   (3.23)   (1.96)
  Less Distributions:
    From Net Investment Income                 --       --       --       --
  ---------------------------------------------------------------------------
    Total Distributions                        --       --       --       --
  ---------------------------------------------------------------------------
  Net Asset Value, End of Period            $4.52    $3.09    $4.81   $ 8.04
  ===========================================================================

  RATIOS AND SUPPLEMENTAL DATA
  ---------------------------------------------------------------------------
  Total Return                             +46.3%   -35.8%   -40.2%   -19.6%
  Net Assets, End of Period (In Millions)    $168     $127     $158     $248
  Ratio of Expenses to Average Net Assets
   Before Expense Offsets                    2.3%     2.6%     2.2%     1.6%
  Ratio of Expenses to Average Net Assets    2.0%     2.2%     2.2%     1.6%
  Ratio of Net Investment Income (Loss)
   to Average Net Assets                    (1.7%)   (1.9%)   (1.9%)   (1.3%)
  Portfolio Turnover Rate                  177.7%    96.0%   558.1%   688.4%


(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

                                                                   YOUR ACCOUNT


SHARE PRICE
--------------------------------------------------------------------------------
Your price for buying, selling, or exchanging shares of a specific class of a Fund is the net asset value per share (NAV) for that class of shares. NAV is generally calculated as of the close of trading on the New York Stock Exchange
(NYSE) (usually 3:00 p.m., Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.


NAV is based on the value of the securities in a Fund's portfolio. Generally, market value is


--------------------------------------------------------------------------------
We determine the share price or NAV of a class of shares by dividing the Fund's net assets attributable to the class of shares (the value of the Fund's investments, cash, and other assets attributable to the class of shares minus the Fund's liabilities attributable to the class of shares) by the number of shares in the class outstanding.

--------------------------------------------------------------------------------


determined on the basis of information furnished by a pricing service or broker quotations, as appropriate.



FAIR VALUE PRICING


If pricing service information or broker quotations are not readily available, the Fund may price those securities using fair value procedures approved by the Board of Directors of the Strong Funds. A Fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures to price the same securities.


FOREIGN SECURITIES

Some of a Fund's portfolio securities may be listed on foreign exchanges that trade on days when we do not calculate a NAV. As a result, the value of the Fund's investments may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that we calculate the Fund's NAV. Events affecting the values of foreign securities that occur after the time a foreign exchange assigns a price to the foreign securities and before the time when we calculate a Fund's NAV, including movements of the

YOUR ACCOUNT



domestic market, generally will be reflected in a Fund's NAV if we, under the supervision of the Board of Directors of the Strong Funds, determine that such events require fair valuation of those foreign securities that may be affected by the event.


MANAGING YOUR ACCOUNT
--------------------------------------------------------------------------------
This section describes the ways you can manage your account in the Funds. Some transactions and requests will require a signature guarantee. See "Additional Information" for examples.

ONLINE

At www.Strong.com, you can access Fund performance and portfolio holding information, portfolio manager commentaries, account options information, account history, balances, and recent dividend information. In addition, you can update your mailing address and add or make changes to an Automatic Investment Plan. Also, you can sign up to receive regulatory documents and other materials, daily transaction reports, and account statements electronically, or you can request that we discontinue electronic delivery. Additional planning tools and market information are also available. You can manage your account online in the following ways:


.. OPEN AN ACCOUNT

 Complete and submit our online application; or current investors may open an account by exchanging shares from another Strong account. There is a maximum initial investment of $25,000 per application for new online accounts funded electronically from your bank account.


.. MAKE ADDITIONAL INVESTMENTS

 With Express Purchase/SM/, you can make additional investments of up to $100,000 each to an existing account directly from your bank account.


.. EXCHANGE SHARES

 For accounts with the Exchange Option, you can exchange shares between Strong accounts with the same registered owners, address, and taxpayer identification number.

                                                                   YOUR ACCOUNT


.. SELL SHARES

 For accounts with the Redemption Option, you can submit redemption requests for up to $250,000 each. You may have a check mailed to your account's address or have the proceeds either electronically transmitted to a pre-authorized bank account, or, for the applicable fee, wired to a pre-authorized bank account.


BY MAIL
Please send all mail requests to Strong Funds, P.O. Box 2936, Milwaukee, WI 53201-2936. You can manage your account by mail in the following ways:

.. OPEN AN ACCOUNT

 Send a signed, completed application and a check or money order payable to Strong.


.. MAKE ADDITIONAL INVESTMENTS

 Send an Investment Form and a check or money order payable to Strong.


.. EXCHANGE SHARES

 Send written instructions, including your account number, the dollar amount or number of shares you wish to exchange, the names and signatures of all owners or other authorized persons to exchange shares between Strong accounts with the same registered owners and taxpayer identification number.


.. SELL SHARES

 Send written instructions, including your account number, the dollar amount or number of shares you wish to redeem, the names and signatures of all owners or other authorized persons, and the account mailing address.


BY TELEPHONE

You may call 1-800-368-3863 to speak to a customer service representative. During times of unusual market activity, our customer service representatives may be busy, and you may experience a delay placing a telephone request. During these times, consider calling the Strong Direct(R) automated voice-recognition system at 1-800-368-7550 or using our web site at

YOUR ACCOUNT


www.Strong.com. With Strong Direct, you can access current Fund share prices and other Fund information and account information. You can manage your account by telephone in the following ways:


.. OPEN AN ACCOUNT
 For accounts with the Exchange Option, you can exchange shares into a new Strong Fund.

.. MAKE ADDITIONAL INVESTMENTS

 With Express Purchase, you can make additional investments of up to $100,000 each to an existing account directly from your bank account.


.. EXCHANGE SHARES

 For accounts with the Exchange Option, you can exchange shares between Strong accounts with the same registered owners and taxpayer identification number.


.. SELL SHARES
 For accounts with the Redemption Option, you can have a check mailed to your account's address, electronically transmitted to a pre-authorized bank account, or, for the applicable fee, wired to a pre-authorized bank account.

AUTOMATICALLY
You can manage your account through automatic investment options in the following ways:

.. MAKE ADDITIONAL INVESTMENTS

 Automatic Investment Plan (AIP). An AIP allows you to make regular, automatic investments from your bank checking or savings account.


 Payroll Direct Deposit. The Payroll Direct Deposit Plan allows you to send all or a portion of your paycheck, Social Security check, military allotment, or annuity payment to the Fund of your choice.

 Dividends and Capital Gains. Your dividends and capital gains distributions will be automatically reinvested in additional shares, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically

                                                                   YOUR ACCOUNT

 invested in another Strong Fund, or have them deposited into your bank account. If you elect to receive distributions paid by check, in its discretion, the Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. To change the current option for payment of dividends and capital gains distributions, please call 1-800-368-3863.

.. EXCHANGE SHARES
 The Automatic Exchange Plan allows you to make regular, automatic exchanges between Strong accounts.

.. SELL SHARES
 The Systematic Withdrawal Plan allows you to redeem a fixed sum from your account on a regular basis and send it electronically to a bank account or as a check to you or anyone you properly designate.

BY WIRE

Please call a customer service representative for wire instructions. Please note, your purchase order cannot be accepted until your wire payment is received by the Fund's agent. You can manage your account by wire in the following ways:



.. OPEN AN ACCOUNT


 Prior to your investment, a signed, completed application must be on file with the Fund's transfer agent.


.. MAKE ADDITIONAL INVESTMENTS
.. SELL SHARES

 For accounts with the Redemption Option, and for the applicable fee, you can call a customer service representative to have the proceeds wired to a pre-authorized bank account.


THROUGH THIRD PARTIES

When you transact through a third party (rather than directly with us), the policies and fees may be different than described in this prospectus. Banks, broker-dealers, 401(k) plans, financial advisors, insurance companies, third-party administrators, and financial

YOUR ACCOUNT


supermarkets (collectively, "financial intermediaries") may charge transaction and other fees and may set different investment minimums or limitations on buying or selling shares. The Fund may require financial intermediaries to transact through a registered clearing agency, such as the National Securities Clearing Corporation. Consult your financial intermediary for details. Broker-dealers, including the Funds' distributor and other financial intermediaries, may sponsor or participate in promotional programs in which investors receive incentives for establishing an account with the financial intermediary and/or for purchasing shares of the Strong Funds. Contact your financial intermediary, or consult the statement of additional information for more information on these programs. We and/or an affiliate, including the Fund's distributor, may make payments from our own resources to financial intermediaries for selling or servicing Fund shares. You can manage your account through a third party in the following ways:


.. OPEN AN ACCOUNT

.. MAKE ADDITIONAL INVESTMENTS

.. EXCHANGE SHARES

.. SELL SHARES

IN PERSON
Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our web site or call a customer service representative for hours, directions, and the locations of our other Investor Centers.

                                                                   YOUR ACCOUNT


INVESTMENT MINIMUMS
--------------------------------------------------------------------------------
When buying shares, you must meet the following investment minimum requirements:


                                  Initial Investment Additional Investment
                                  Minimum            Minimum
      --------------------------------------------------------------------
      Regular accounts            $2,500                     $100
      Coverdell Education Savings $1,000                     $100
      Accounts, traditional IRAs,
      Roth IRAs, SEP IRAs, and
      UGMA/UTMA accounts
      SIMPLE IRAs and 403(b)(7),  the lesser of              $50
      Keogh, Pension Plan, Profit $250 or $25
      Sharing Plan, and           per month
      401(k) Plan accounts*

--------------------------------------------------------------------------------

*If you open an employer-sponsored retirement plan account for which we provide or for which one of our alliance partners provides document or administrative services, there is no initial investment minimum.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
ACCOUNT OPTIONS AND SERVICES
Some account options and services are added to your account when it is opened, unless you choose otherwise, and some require registration. In addition, some options and services may be subject to additional restrictions or conditions. Visit our web site or call a customer service representative for more information or to request a Shareholder Account Options form.


CUSTOMER IDENTIFICATION REQUIREMENT


We are required to obtain certain personal information from you in order to verify your identity. If you do not provide this information, we may be unable to open an account for you. In certain circumstances, we may rely on a financial intermediary to assist with the verification of your identity. If we are unable to verify your identity, we may, without prior notice to you, reject

YOUR ACCOUNT


additional purchases, suspend account options, close your account and redeem your shares at the next NAV minus any applicable sales charge, and/or take other action we deem reasonable. You will be responsible for any losses, taxes, expenses, fees, or other results of these actions.


DUPLICATE COPIES OF DOCUMENTS
Upon your request and for the applicable fee, you may obtain duplicate copies of documents, such as account statements and tax forms. Please call a customer service representative for more information.

EARLY REDEMPTION FEE

The Technology 100 Fund assesses a 1.00% fee, based on the redeemed share's market value, on redemptions (including exchanges) of Fund shares held for 30 calendar days or less after purchase. Redemption fees are paid to the Fund. The Fund uses the "first-in, first-out" (FIFO) method to determine the 30-day holding period. Redemption fees are not applicable to shares purchased through reinvested dividends and distributions.


EXCHANGING SHARES

An exchange of shares between Strong accounts is considered a sale and a purchase of shares for several purposes, including tax purposes, and may result in a capital gain or loss. Some Strong Funds charge a redemption fee as described in the appropriate Fund's prospectus. The Technology 100 Fund assesses an early redemption fee of 1.00%, based on the redeemed share's market value, for shares held for 30 calendar days or less after purchase. Purchases by exchange are subject to the investment requirements and other criteria of the Fund and class purchased. Please ask us for the appropriate prospectus, and read it before investing in any of the Strong Funds.


HOUSEHOLDING

If we mail financial reports, prospectuses, or other regulatory material directly to you, we attempt to reduce the volume of mail you receive by sending only one copy of these documents to your household. You can call us at 1-800-368-3863 or write to us at the address listed on the back of this prospectus to request (1)

                                                                   YOUR ACCOUNT

additional copies free of charge or (2) that we discontinue our practice of householding regulatory materials.

LOW BALANCE ACCOUNT FEE

Because of the high cost of maintaining small accounts, an annual low balance account fee of $25 (or the value of the account if the account value is less than $25) will be charged to all accounts that fail to meet the initial investment minimum. The fee, which is payable to the transfer agent, will not apply to shareholders whose combined Strong Funds assets total $100,000 or more. We will waive the fee if an account balance falls below the account's initial investment minimum due solely to market fluctuations.




PURCHASES IN KIND
You may, if we approve, purchase shares of a Fund with securities that are eligible for purchase by the Fund (consistent with the Fund's investment restrictions, policies, and objectives) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies.

PURCHASING SHARES

We only accept checks payable to Strong. We do not accept cash, checks drawn on banks outside the U.S., or credit card checks, and we may refuse checks if Strong is not the original payee. You will be charged $25 for every check or Electronic Funds Transfer returned unpaid. When all or a portion of a purchase is received for investment without a clear Fund designation or for investment in one of our closed classes or Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Strong Money Market Fund. We will treat your inaction as approval of this purchase, until you later direct us to sell or exchange these shares of the Strong Money Market Fund, at the next NAV calculated after we accept your order.


RETIREMENT ACCOUNTS
We offer a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on:

.. INDIVIDUAL RETIREMENT PLANS, including traditional IRAs and Roth IRAs, call
  1-800-368-3863.

YOUR ACCOUNT



.. QUALIFIED RETIREMENT PLANS, including SIMPLE IRAs, SEP IRAs, 403(b)(7)s,
  Keoghs, Pension Plans, Profit Sharing Plans, and 401(k) Plans, call 1-800-368-2882.


There may be special distribution requirements for a retirement account. For more information, call the appropriate number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 and a $50 fee for transferring assets to another custodian or for closing a retirement account. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SELLING SHARES

After your redemption request is accepted, we normally send your proceeds on the next day NAV is calculated (Business Day). Proceeds transmitted electronically will usually arrive at your bank two banking days after we process your transaction. Proceeds transmitted by wire will usually arrive at your bank the first banking day after we process your transaction. If no direction is provided as to how or where to deliver the proceeds, we may mail a check to the address on the account. Because the post office will not forward checks, please notify us if your address has changed. If you recently purchased shares, the payment of your redemption may be delayed up to ten days to allow the purchase payment to clear. If you request a specific dollar amount to be redeemed, and due to market fluctuations the account balance is less than the requested amount, we may redeem the remaining account balance. In some cases, your request will require a signature guarantee in order to process the redemption. Review the "Signature Guarantees" section that follows for details.



SHORT-TERM TRADING


The Fund attempts to deter short-term trading that may be disruptive to the efficient management of the Fund. The Fund may consider several factors when evaluating shareholder trading activities, including, but not limited to: (1) the amount of a

                                                                   YOUR ACCOUNT


transaction; (2) the frequency of transactions; (3) the time frame between which purchases and redemptions (including exchanges) are executed; and (4) the Fund's asset size. Shareholders who engage in such trading may be subject, without prior notice, to action by or on behalf of the Fund, including, but not limited to: (1) a request to cease such activities; (2) rejection of any or all future purchase requests in one, several, or all Strong Funds; or (3) a refusal of, change to, discontinuance of, or temporary suspension of any or all account services.



Although the Fund attempts to deter this type of trading, it may not always be successful because, among other things, Fund shares may be purchased and redeemed indirectly by underlying shareholders aggregated in omnibus accounts maintained by brokers, retirement plans, fee-based investment programs, and other intermediaries. The Fund may receive limited information about transactions by an underlying shareholder in such accounts. Therefore, the Fund cannot always know about or reasonably be expected to detect potentially disruptive short-term trading.



If the Fund is unable to deter this type of trading, it may adversely affect the long-term performance of the Fund by requiring the Fund to maintain larger amounts of cash or cash-type securities than the Fund's manager might otherwise choose to maintain, or to liquidate portfolio holdings at a disadvantageous time, thereby increasing brokerage, administrative, and other expenses.


SIGNATURE GUARANTEES

A Medallion signature guarantee is designed to protect shareholders and a Fund against fraudulent transactions by unauthorized persons. The transactions for which a Fund will require such a signature guarantee for all authorized owners of an account include but are not limited to:



.. When requesting that redemption proceeds be sent to a different name or address than is registered on an account, including another Strong account,



.. When establishing a bank address with no owner(s) in common with the Strong account owner(s) or when all Strong joint account owners are not also bank account owners,

YOUR ACCOUNT



.. When transferring the ownership of an account to another individual or organization,



.. When requesting to redeem or redeposit shares that have been issued in certificate form,


.. If adding/changing a name or adding/removing an owner on an account, and

.. If adding/changing the beneficiary on a transfer-on-death account.


A Medallion signature guarantee may be required at our discretion to initiate a redemption (including exchanges and transfers).


A Medallion signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. Please note that a notary public stamp or seal is not a substitute for a Medallion signature guarantee.

TELEPHONE AND ELECTRONIC TRANSACTIONS
We use reasonable procedures to confirm that telephone and electronic transaction requests are genuine and may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received by telephone or electronically, provided we reasonably believe the instructions were genuine. For transactions through our automated voice-recognition system and our web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN, or password.

VERIFICATION OF ACCOUNT STATEMENTS
Contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

                                                                   YOUR ACCOUNT

DISTRIBUTIONS
--------------------------------------------------------------------------------
DISTRIBUTION POLICY

To the extent they are available, each Fund generally pays you dividends from net investment income and distributes net realized capital gains at least annually. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains.


REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
Your dividends and capital gains distributions will be automatically reinvested in additional Investor Class shares of the Fund, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account. If you elect to receive distributions by check, in its discretion, the Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. To change the current option for payment of dividends and capital gains distributions, please call 1-800-368-3863.
TAXES
--------------------------------------------------------------------------------
TAXABLE DISTRIBUTIONS

For federal tax purposes, any distributions you receive of net investment income (excluding qualified dividend income) and net short-term capital gains are generally taxable as ordinary dividend income at your income tax rate. Distributions of net long-term capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. Distributions of qualified dividend income generally will be taxable at long-term capital gains


--------------------------------------------------------------------------------
Generally, if your investment is in a traditional IRA or other TAX-DEFERRED ACCOUNT, your dividends and distributions will not be taxed at the time they are paid but instead at the time you withdraw them from your account.

--------------------------------------------------------------------------------

YOUR ACCOUNT


rates. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them. In addition, the active trading approach of the Technology 100 Fund may increase the amount of distributions that you receive from the Fund.


RETURN OF CAPITAL
If your Fund's distributions exceed its earnings and profits, all or a portion of those distributions may be treated as a return of capital to you, which will generally reduce the cost basis of your shares. Such distributions may also be treated as a sale of your shares.


YEAR-END TAX STATEMENT


To assist you in tax preparation, after the end of each calendar year, we will send you a statement of your Fund's net investment income dividends (designating qualified dividend income) and net capital gains distributions (Form 1099).


BACKUP WITHHOLDING

By law, we must withhold 28% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security number or taxpayer identification number.


Because everyone's tax situation is unique, you should consult your tax professional for assistance.

--------------------------------------------------------------------------------
Unless your investment is in a tax-deferred retirement account such as an IRA, YOU MAY WANT TO AVOID:
.. Investing a large amount in a Fund close to the end of the calendar year. If the Fund makes a capital gains distribution, you may receive some of your investment back as a taxable distribution.

.. Selling shares of a Fund at a loss if you have purchased (including by reinvesting dividends and distributions) additional shares of the same Fund within 30 days prior to the sale or if you plan to purchase additional shares of the same Fund within 30 days following the sale. This is called a wash sale, and you will not be allowed to claim a tax loss on the transaction.


--------------------------------------------------------------------------------

                                                                   YOUR ACCOUNT


RESERVED RIGHTS
--------------------------------------------------------------------------------
We reserve the right to:


.. Refuse, change, discontinue, or temporarily suspend account services, including, but not limited to, exchange, automatic investment or redemption plans, or telephone, facsimile, and online account services, for any reason.



.. Reject any purchase request for any reason, including exchanges from other
  Strong Funds and automatic investment plan purchases.


.. Change the minimum or maximum investment amounts.


.. Delay sending out redemption proceeds for up to seven days.


.. Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.


.. Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of the Fund's assets.


.. Close any account that does not meet minimum investment requirements. We will give you 60 days' notice to increase your balance to the required minimum.

.. Waive the initial investment minimum at our discretion.

.. Reject any purchase or redemption request that does not contain all required documentation.

.. Amend or terminate purchases in kind at any time.

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

FOR MORE INFORMATION
--------------------------------------------------------------------------------
More information is available upon request at no charge, including:

SHAREHOLDER REPORTS: Additional information is available in the annual and semiannual report to shareholders. These reports contain a letter from management, discuss recent market conditions and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies, strategies, risks, and techniques. A current SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

TO REQUEST INFORMATION OR TO ASK QUESTIONS:

           BY TELEPHONE                     FOR HEARING-IMPAIRED
           1-414-359-1400 or 1-800-368-3863 (TDD)  1-800-999-2780

           BY MAIL                          BY OVERNIGHT DELIVERY
           Strong Funds                     Strong Funds
           P.O. Box 2936                    900 Heritage Reserve
           Milwaukee, WI 53201-2936         Menomonee Falls, WI 53051

             ON THE INTERNET                    BY E-MAIL
             View online or download documents: service@Strong.com
             Strong Funds: www.Strong.com
             SEC*: www.sec.gov

This prospectus is not an offer to sell securities in places other than the United States and its territories.

*Information about the Funds (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may call the SEC at (202) 942-8090 for information about the operation of the Public Reference Room. Reports and other information about the Funds are also available from the EDGAR Database on the SEC's web site at www.sec.gov. You may obtain a copy of this information, after paying a duplicating fee, by sending a written request to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by sending an e-mail request to publicinfo@sec.gov.

Strong Energy Fund, a series of Strong Conservative Equity Funds, Inc., SEC file number: 811-07656
Strong Technology 100 Fund, a series of Strong Equity Funds, Inc., SEC file number: 811-08100

          Please find STRONG'S PRIVACY POLICY inside this back cover.


                       RT43443 05-04 0405SEC/WH2060 05-04

                                    [GRAPHIC]




                                INVESTOR CLASS





                                                       Prospectus | May 1, 2004



                                                                   STRONG Value


                                                                           FUND






 As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved of these securities or determined if the information in this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.



[LOGO] STRONG

TABLE OF CONTENTS


YOUR INVESTMENT


KEY INFORMATION
What is the Fund's objective?..................................................1
What are the Fund's principal investment strategies?...........................1
What are the main risks of investing in the Fund?..............................2

What are the Fund's fees and expenses?.........................................6


Who are the Fund's investment advisor and portfolio manager?...................8


OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

Legal and Regulatory Matters..................................................10


Affiliated Advisory Programs..................................................12


Initial Public Offerings......................................................12


Percentage Restrictions.......................................................13


Financial Highlights..........................................................13



YOUR ACCOUNT



Share Price...................................................................15


Managing Your Account.........................................................16


Investment Minimums...........................................................21


Additional Information........................................................21


Distributions.................................................................26


Taxes.........................................................................27


Reserved Rights...............................................................29


For More Information..........................................................36


In this prospectus, "we," "us," or "our" refers either to Strong Capital Management, Inc., the investment advisor for the Strong Funds, or Strong Investor Services, Inc., the administrator and transfer agent for the Strong Funds.

                      Please find STRONG'S PRIVACY POLICY
                    inside the back cover of this booklet.

                                                                YOUR INVESTMENT

KEY INFORMATION

WHAT IS THE FUND'S OBJECTIVE?
--------------------------------------------------------------------------------
The STRONG VALUE FUND seeks capital growth.

WHAT ARE THE FUND'S PRINCIPAL
INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

The VALUE FUND'S manager, under normal conditions, follows a four-step investment discipline. First, the manager identifies trends or events that may serve as catalysts to increase the value of a company or group of companies. The catalyst could be a management change, a corporate restructuring, a cyclical upturn in an industry, or a new industry trend. Second, the manager then looks for large- and medium-capitalization companies with strong balance sheets, experienced management, and competitive positions. Third, the manager looks for companies that are inexpensive relative to one or more valuation measures such as earnings, cash flow, or asset value. The fourth step is to take a disciplined approach to selling stocks. If a stock's price declines 15% from its average cost and the outlook for the company has deteriorated, the manager will sell the position. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity) and may utilize an active trading approach.



The manager may invest up to 100% of the Fund's assets in cash or cash-type securities (including high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Fund's manager determines that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the Fund earning a lower return than it

YOUR INVESTMENT

would have otherwise achieved if the manager had not adopted a temporary defensive position. In this case, the Fund may not achieve its investment objective.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
--------------------------------------------------------------------------------

STOCK RISKS: The major risks of the Fund are those of investing in the stock market. This means the Fund may experience sudden, unpredictable declines in value, as well as periods of poor performance. Because stock values go up and down, the value of your Fund's shares may go up and down. Therefore, when you sell your investment, you may receive more or less money than you originally invested.


ACTIVE MANAGEMENT RISK: The Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.


ACTIVE TRADING RISK: The Fund's use of an active trading approach, may increase the Fund's costs and reduce the Fund's performance.



DERIVATIVES RISK: The Fund uses derivatives (including futures and options) for hedging and other nonspeculative purposes, but such uses still expose the Fund to certain risks. When derivatives are used by the Fund to hedge its exposure on a different security or asset, there is the risk to the Fund that movement in the value of the derivative and the hedged security or asset are not perfectly matched at all times (correlation risk). When investing in futures, the Fund is also exposed to the risk that the future value of the underlying asset (e.g., security or commodity) may be higher or lower than the agreed sale or purchase price, respectively, by the Fund (margin risk). When the Fund writes put and call options, the Fund is also exposed to the risk of future declines (in the case of a written put option) or future increases (in the case of a written call option) in the value of the underlying asset which the Fund has agreed to purchase or sell, respectively (cover risk). When purchasing options, the Fund is exposed to the potential loss of the option purchase price (premium risk). To the extent required by

                                                                YOUR INVESTMENT


law, the Fund will cover the financial risk created by using derivatives (including writing put and call options) either by holding the underlying assets, purchasing or selling offsetting positions, or designating liquid assets to cover such financial exposure. Derivatives (especially derivatives created in the "over-the-counter" market) are generally illiquid (liquidity risk), and the market for derivatives is largely unregulated. The Fund's use of derivatives may not always be a successful strategy, and using them could lower the Fund's return. For more information on derivatives, consult the Funds' statement of additional information.


NOT INSURED RISK: An investment in the Fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


SECTOR RISK: To the extent that the Fund invests in a particular sector, it is subject to the risks of that sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years. In addition, the sectors that dominate the market will change over time. For more information on sector risk, consult the Fund's statement of additional information.



SMALL AND MEDIUM COMPANIES RISKS: Small- and medium-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more-established companies. As a result, their performance can be more volatile, and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio. Generally, the smaller the company size, the greater these risks.


VALUE-STYLE INVESTING RISK: Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. The Fund invests in value-style stocks. The Fund's performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style. In addition, value stocks may not increase in price or pay dividends as anticipated by the

YOUR INVESTMENT

Fund's manager or may decline even further if (1) other investors fail to recognize the company's value, (2) other investors favor investing in faster-growing companies, or (3) the factors that the manager believes will increase the price do not occur.

The Fund is appropriate for investors who are comfortable with the risks described here and whose financial goals are five or more years in the future. The Fund is not appropriate for investors concerned primarily with principal stability. It is possible to lose money by investing in the Fund.

FUND STRUCTURE
The Fund has adopted a multiple class plan and may offer one or more classes of shares. Only the Investor Class shares are offered in this prospectus. The principal differences among the classes are each class' sales charges, if any, and annual expenses. Each class may also pay different administrative and transfer agency fees and expenses.

FUND PERFORMANCE

The following return information illustrates how the performance of the Fund's Investor Class shares can vary, which is one indication of the risks of investing in the Fund. The information also provides some indication of the risks of investing in the Fund by showing how the Fund's average annual returns, which reflect Fund expenses, compare with returns of a broad measure of market performance and an index of funds with similar investment objectives, which are unmanaged, have no expenses, and are unavailable for investment. Please keep in mind that the past performance of the Fund, before and after taxes, does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

                                                                YOUR INVESTMENT

                                    [CHART]

CALENDAR YEAR TOTAL RETURNS

 1996    1997    1998    1999    2000    2001     2002    2003
------  ------  ------  ------  ------  ------  -------  ------
16.82%  25.93%  15.17%  -1.96%  12.66%  -0.25%  -15.06%  24.61%

BEST AND WORST QUARTERLY PERFORMANCE

(During the periods shown above)

Fund name                  Best quarter return            Worst quarter return
--------------------------------------------------------------------------------
Value                      15.49% (4th Q 1998)            -12.75% (3rd Q 2001)

YOUR INVESTMENT

                         AVERAGE ANNUAL TOTAL RETURNS

                                As of 12-31-03


                                                                 Since Fund
  Fund/Index                                      1-Year 5-Year Inception/(1)/
  ----------------------------------------------------------------------------
  VALUE
   Return Before Taxes                            24.61%  3.12%     8.88%
   Return After Taxes on Distributions            24.44%  1.06%     6.97%
   Return After Taxes on Distributions and Sale
   of Fund Shares                                 16.02%  1.79%     6.86%
  S&P 500 Index (reflects no deductions for fees,
  expenses, or taxes)/(2)/                        28.67% -0.57%     9.38%
  Lipper Multi-Cap Core Funds Index (reflects no
  deductions for fees, expenses, or taxes)/(3)/   31.31%  1.37%     8.59%

--------------------------------------------------------------------------------

/(1) /The Value Fund commenced operations on December 29, 1995.

/(2)/The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation.


/(3)/The Lipper Multi-Cap Core Funds Index is the average of the 30 largest funds in this Lipper category.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. After-tax returns are not relevant to investments through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------
This section describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


The costs of operating the Fund are deducted from Fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they do not appear on your account statement but instead reduce the total return you receive from your Fund investment.



The following Annual Fund Operating Expenses table and Example table are based on actual expenses incurred during the Fund's fiscal period ended

                                                                YOUR INVESTMENT


December 31, 2003. Please keep in mind that as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal period may be significantly different than those shown.


SHAREHOLDER FEES
(fees paid directly from your investment)

The Investor Class shares of the Fund are 100% no-load, so you pay no up-front sales load to buy or sell shares.



ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS)


(expenses that are deducted from Fund assets)



                   Management Fee/(1)/                  0.75%
                   Other Expenses                       0.85%
                   Total Annual Operating Expenses/(2)/ 1.60%


/(1)/The Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels.

/(2)/Total Annual Operating Expenses do not reflect any expense reimbursements or fee waiver arrangements for the Fund. After giving effect to these expense reimbursements and fee waiver arrangements, Total Annual Operating Expenses as of December 31, 2003, were 1.58%. Voluntary expense reimbursements and fee waiver arrangements may be modified or terminated at any time.


EXAMPLE: This example is intended to help you compare the cost of investing in the Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                        1 Year 3 Years 5 Years 10 Years
                        -------------------------------
                         $163   $505    $871    $1,900

YOUR INVESTMENT


WHO ARE THE FUND'S INVESTMENT ADVISOR AND PORTFOLIO MANAGER?
--------------------------------------------------------------------------------

Strong Capital Management, Inc. (Strong) is the investment advisor for the Fund. Strong provides investment management services for mutual funds and other investment portfolios representing assets of over $36 billion as of February 29, 2004. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, some of which are available through variable insurance products. Strong's mailing address is P.O. Box 2936, Milwaukee, WI 53201.



Strong is currently considering a number of strategic alternatives, including the sale of Strong. Strong has hired Goldman, Sachs & Co. to assist Strong in exploring this option.


As compensation for its advisory services, the Fund pays Strong a management fee at the annual rate specified below of the average daily net asset value of the Fund.


                                              Current Annual
              Average Daily Net Assets        Management Fee Rate
              ---------------------------------------------------
              For assets under $4 billion            0.75%
              For the next $2 billion assets        0.725%
              For assets $6 billion and above        0.70%



SUBADVISOR FOR THE VALUE FUND. Sloate, Weisman, Murray and Company, Inc. (Subadvisor) is the subadvisor for the Fund under an agreement with Strong. Under this agreement and under the supervision of the Fund's Board of Directors and Strong, the Subadvisor provides a continuous investment program for the Fund. This means the Subadvisor selects the securities the Fund buys and sells. The Subadvisor began conducting business in 1974 and had over $339 million under management as of February 29, 2004. It provides investment supervision to institutional investors and high net-worth clients. The Subadvisor may also act as a broker for the Value Fund. Its mailing address is 230 Park Avenue, 7/th/ Floor, New York, NY 10169.

                                                                YOUR INVESTMENT



LAURA J. SLOATE, CFA manages the Fund. She has earned the right to use the Chartered Financial Analyst(R) designation and has been the chairman and chief investment officer of the Subadvisor since its establishment in 1974. She has managed or co-managed the Value Fund since its inception in December 1995. She received her bachelor's degree in history from Barnard College in 1966 and her master's degree in history from Columbia Graduate Facilities in 1966. Ms. Sloate is a principal of one of the first woman-owned money management firms.

YOUR INVESTMENT


OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

LEGAL AND REGULATORY MATTERS
--------------------------------------------------------------------------------

The United States Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Wisconsin Attorney General ("WAG"), and the Wisconsin Department of Financial Institutions ("WDFI") are investigating active trading of the Strong Funds by employees of Strong Capital
Management, Inc. ("Strong"), including Richard S. Strong, former employee and Chairman of Strong. The Independent Directors of the Strong Funds are also investigating these matters with the assistance of counsel and an independent consulting firm. The Independent Directors intend to obtain appropriate redress if they determine that the Strong Funds were harmed. In addition, Strong has received one or more subpoenas from the West Virginia Attorney General ("WVAG") and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Effective November 2, 2003, the Independent Directors accepted Mr. Strong's resignation as Chairman of the Strong Funds' Boards. Effective December 2, 2003, Mr. Strong resigned as Director of the Funds' Boards, as Chairman, Chief Investment Officer, and Director of Strong, and as Chairman and Director of Strong Financial Corporation, and its affiliates.



Strong is aware of a complaint filed and simultaneously settled on September 3, 2003 (the "Complaint"), by NYAG on behalf of the State of New York, against Canary Capital Partners, LLC, et al. (collectively, "Canary"), which alleges that Canary engaged in certain improper trading practices characterized as "late-day trading" and "market timing" with various mutual funds. Strong and certain Strong Funds are referenced, although not named as parties in the Complaint, with respect to the market timing allegations. On September 5, 2003, the SEC began an inquiry based on matters related to, and set forth in, the Complaint. On

                                                                YOUR INVESTMENT


September 24, 2003, the WDFI asked that certain information and documents be provided related to the matters referenced in the Complaint. Strong is currently cooperating with the NYAG, the SEC, the WAG, the WDFI, the WVAG, and other regulatory agencies with respect to their separate inquiries into these matters. On September 26, 2003, Strong announced its commitment to make appropriate reimbursement if it is determined that the transactions set forth in the Complaint adversely affected investors in the Strong Funds referenced in the Complaint. On October 30, 2003, Mr. Strong announced that he has committed to personally compensate the Strong Funds for any financial losses they may have experienced as a result of his transactions.



As of the date of this prospectus, Strong is aware of multiple class and derivative actions ("Actions") filed since September 4, 2003, with respect to the factual matters referenced in the Complaint and the subject matter of the regulatory investigations naming, among others, Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their officers and directors as defendants. These Actions have been filed in the following federal and state courts: U.S. District Court for the Southern District of New York; U.S. District Court, District of New Jersey; U.S. District Court, Eastern District of Wisconsin, Milwaukee Division; U.S. District Court, Western District of Wisconsin; Superior Court of New Jersey Law Division of Hudson; State of Wisconsin Circuit Court, Milwaukee County; State of Wisconsin Circuit Court, Waukesha County; Supreme Court of the State of New York; Superior Court of the State of California, County of Los Angeles; and U.S. District Court, District of Connecticut. On February 20, 2004, the United States Judicial Panel for Multi District Litigation ("MDL") ordered the transfer of those cases involving late trading or market timing in several mutual funds to the District of Maryland so they could be coordinated and possibly consolidated with other cases involving the same fund family. Several Actions naming Strong or one or more of its affiliates as a defendant were subject to this order, and it is expected that the MDL will soon order all or most of the other federal court Actions involving Strong to be transferred to the

YOUR INVESTMENT


District of Maryland as "tag-along actions." The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds' prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs' attorneys' fees and experts' fees, and/or replacement of the Board of Directors of the Strong Funds. Additional lawsuits may be filed in the same or other venues presenting allegations and demands for relief. Strong expects that any such lawsuits would contain allegations including the matters discussed in this prospectus and that the demands for relief would not materially differ from those described above.


AFFILIATED ADVISORY PROGRAMS
--------------------------------------------------------------------------------

Strong, on behalf of participants in programs managed by Strong, may invest a portion of the program's assets in any one Strong Fund that could represent a significant portion of the Fund's assets. In such instance, Strong's decision to make changes to or rebalance the program's allocations may substantially impact the Fund's performance.


INITIAL PUBLIC OFFERINGS
--------------------------------------------------------------------------------
The Fund may participate in the initial public offering (IPO) market. However, the Fund's access to profitable IPOs may be limited. Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more-established companies. In addition, the Fund may sell its IPO investments soon after buying them, which may result in higher trading costs and adverse tax consequences. When the Fund is small, profitable IPOs may greatly increase the Fund's total returns, but the Fund is not likely to achieve the same level of performance when it grows larger.

                                                                YOUR INVESTMENT


PERCENTAGE RESTRICTIONS
--------------------------------------------------------------------------------
The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (Percentage Restrictions). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or
(3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This information describes the performance of the Investor Class shares of the Fund for the periods shown. Certain information reflects financial results for a single Investor Class share outstanding for the entire period. "Total Return" shows how much an investment in the Investor Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

YOUR INVESTMENT

STRONG VALUE FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                        Dec. 31,   Dec. 31,    Dec. 31, Dec. 31, Dec. 31,
SELECTED PER-SHARE DATA/(A)/              2003       2002        2001     2000     1999
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                               $ 9.07   $10.76        $11.43   $12.31   $14.95
Income From Investment
 Operations:
  Net Investment Income (Loss)            (0.02)   (0.01)         0.05     0.01     0.06
  Net Realized and Unrealized
   Gains (Losses) on Investments           2.25    (1.60)        (0.09)    1.40    (0.36)
-----------------------------------------------------------------------------------------
  Total From Investment
   Operations                              2.23    (1.61)        (0.04)    1.41    (0.30)
Less Distributions:
  From Net Investment Income                 --    (0.00)/(b)/   (0.05)   (0.01)   (0.06)
  From Net Realized Gains                 (0.05)   (0.08)        (0.58)   (2.28)   (2.28)
-----------------------------------------------------------------------------------------
  Total Distributions                     (0.05)   (0.08)        (0.63)   (2.29)   (2.34)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period           $11.25   $ 9.07        $10.76   $11.43   $12.31
=========================================================================================

RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------
Total Return                             +24.6%   -15.1%         -0.3%   +12.7%    -2.0%
Net Assets, End of Period (In Millions)     $56      $42           $52      $52      $58
Ratio of Expenses to Average
 Net Assets Before Expense Offsets         1.6%     1.7%          1.6%     1.5%     1.4%
Ratio of Expenses to Average
 Net Assets                                1.6%     1.7%          1.6%     1.5%     1.4%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                    (0.2%)   (0.1%)         0.5%     0.1%     0.3%
Portfolio Turnover Rate                  140.8%   201.0%        151.3%   149.0%   103.8%



(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.


(b)Amount calculated is less than $0.005.

                                                                   YOUR ACCOUNT


SHARE PRICE
--------------------------------------------------------------------------------
Your price for buying, selling, or exchanging shares of a specific class of the Fund is the net asset value per share (NAV) for that class of shares. NAV is generally calculated as of the close of trading on the New York Stock Exchange
(NYSE) (usually 3:00 p.m., Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.


NAV is based on the value of the securities in the Fund's portfolio. Generally, market value


--------------------------------------------------------------------------------
We determine the share price or NAV of a class of shares by dividing the Fund's net assets attributable to the class of shares (the value of the Fund's investments, cash, and other assets attributable to the class of shares minus the Fund's liabilities attributable to the class of shares) by the number of shares in the class outstanding.

--------------------------------------------------------------------------------

is determined on the basis of information furnished by a pricing service or broker quotations, as appropriate.

FAIR VALUE PRICING

If pricing service information or broker quotations are not readily available, the Fund may price those securities using fair value procedures approved by the Board of Directors of the Strong Funds. A Fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures to price the same securities.


FOREIGN SECURITIES

Some of the Fund's portfolio securities may be listed on foreign exchanges that trade on days when we do not calculate a NAV. As a result, the value of the Fund's investments may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that we calculate the Fund's NAV. Events affecting the values of foreign securities that occur after the time a foreign exchange assigns a price to the foreign securities and before the time when we calculate a Fund's NAV, including movements of the

YOUR ACCOUNT


domestic market, generally will be reflected in the Fund's NAV if we, under the supervision of the Board of Directors of the Strong Funds, determine that such events require fair valuation of those foreign securities that may be affected by the event.


MANAGING YOUR ACCOUNT
--------------------------------------------------------------------------------
This section describes the ways you can manage your account in the Fund. Some transactions and requests will require a signature guarantee. See "Additional Information" for examples.

ONLINE

At www.Strong.com, you can access Fund performance and portfolio holding information, portfolio manager commentaries, account options information, account history, balances, and recent dividend information. In addition, you can update your mailing address and add or make changes to an Automatic Investment Plan. Also, you can sign up to receive regulatory documents and other materials, daily transaction reports, and account statements electronically, or you can request that we discontinue electronic delivery. Additional planning tools and market information are also available. You can manage your account online in the following ways:


.. OPEN AN ACCOUNT

 Complete and submit our online application; or current investors may open an account by exchanging shares from another Strong account. There is a maximum initial investment of $25,000 per application for new online accounts funded electronically from your bank account.


.. MAKE ADDITIONAL INVESTMENTS

 With Express Purchase/SM/, you can make additional investments of up to $100,000 each to an existing account directly from your bank account.


.. EXCHANGE SHARES

 For accounts with the Exchange Option, you can exchange shares between Strong accounts with the same registered owners, address, and taxpayer identification number.

                                                                   YOUR ACCOUNT


.. SELL SHARES

 For accounts with the Redemption Option, you can submit redemption requests for up to $250,000 each. You may have a check mailed to your account's address or have the proceeds either electronically transmitted to a pre-authorized bank account, or, for the applicable fee, wired to a pre-authorized bank account.


BY MAIL
Please send all mail requests to Strong Funds, P.O. Box 2936, Milwaukee, WI 53201-2936. You can manage your account by mail in the following ways:

.. OPEN AN ACCOUNT
 Send a signed, completed application and a check or money order payable to Strong.

.. MAKE ADDITIONAL INVESTMENTS

 Send an Investment Form and a check or money order payable to Strong.


.. EXCHANGE SHARES

 Send written instructions, including your account number, the dollar amount or number of shares you wish to exchange, the names and signatures of all owners or other authorized persons to exchange shares between Strong accounts with the same registered owners and taxpayer identification number.


.. SELL SHARES

 Send written instructions, including your account number, the dollar amount or number of shares you wish to redeem, the names and signatures of all owners or other authorized persons, and the account mailing address.


BY TELEPHONE

You may call 1-800-368-3863 to speak to a customer service representative. During times of unusual market activity, our customer service representatives may be busy, and you may experience a delay placing a telephone request. During these times, consider calling the Strong Direct(R) automated voice-recognition system at 1-800-368-7550 or using our web site at

YOUR ACCOUNT


www.Strong.com. With Strong Direct, you can access current Fund share prices and other Fund information and account information. You can manage your account by telephone in the following ways:


.. OPEN AN ACCOUNT
 For accounts with the Exchange Option, you can exchange shares into a new Strong Fund.

.. MAKE ADDITIONAL INVESTMENTS

 With Express Purchase, you can make additional investments of up to $100,000 each to an existing account directly from your bank account.


.. EXCHANGE SHARES

 For accounts with the Exchange Option, you can exchange shares between Strong accounts with the same registered owners and taxpayer identification number.


.. SELL SHARES
 For accounts with the Redemption Option, you can have a check mailed to your account's address, electronically transmitted to a pre-authorized bank account, or, for the applicable fee, wired to a pre-authorized bank account.

AUTOMATICALLY
You can manage your account through automatic investment options in the following ways:

.. MAKE ADDITIONAL INVESTMENTS



 Automatic Investment Plan (AIP): An AIP allows you to make regular, automatic investments from your bank checking or savings account.


 Payroll Direct Deposit. The Payroll Direct Deposit Plan allows you to send all or a portion of your paycheck, Social Security check, military allotment, or annuity payment to the Fund of your choice.

 Dividends and Capital Gains. Your dividends and capital gains distributions will be automatically reinvested in additional shares, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically

                                                                   YOUR ACCOUNT

 invested in another Strong Fund, or have them deposited into your bank account. If you elect to receive distributions paid by check, in its discretion, the Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. To change the current option for payment of dividends and capital gains distributions, please call 1-800-368-3863.

.. EXCHANGE SHARES
 The Automatic Exchange Plan allows you to make regular, automatic exchanges between Strong accounts.

.. SELL SHARES
 The Systematic Withdrawal Plan allows you to redeem a fixed sum from your account on a regular basis and send it electronically to a bank account or as a check to you or anyone you properly designate.

BY WIRE

Please call a customer service representative for wire instructions. Please note, your purchase order cannot be accepted until your wire payment is received by the Fund's agent. You can manage your account by wire in the following ways:



.. OPEN AN ACCOUNT


 Prior to your investment, a signed, completed application must be on file with the Fund's transfer agent.


.. MAKE ADDITIONAL INVESTMENTS

.. SELL SHARES

 For accounts with the Redemption Option and for the applicable fee, you can call a customer service representative to have the proceeds wired to a pre-authorized bank account.


THROUGH THIRD PARTIES

When you transact through a third party (rather than directly with us), the policies and fees may be different than described in this prospectus. Banks, broker-dealers, 401(k) plans, financial advisors,

YOUR ACCOUNT


insurance companies, third-party administrators, and financial supermarkets (collectively, "financial intermediaries") may charge transaction and other fees and may set different investment minimums or limitations on buying or selling shares. The Fund may require financial intermediaries to transact through a registered clearing agency, such as the National Securities Clearing Corporation. Consult your financial intermediary for details. Broker-dealers, including the Fund's distributor and other financial intermediaries, may sponsor or participate in promotional programs in which investors receive incentives for establishing an account with the financial intermediary and/or for purchasing shares of the Strong Funds. Contact your financial intermediary or consult the statement of additional information for more information on these programs. We and/or an affiliate, including the Fund's distributor, may make payments from our own resources to financial intermediaries for selling or servicing Fund shares. You can manage your account through a third party in the following ways:


.. OPEN AN ACCOUNT

.. MAKE ADDITIONAL INVESTMENTS

.. EXCHANGE SHARES

.. SELL SHARES

IN PERSON
Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our web site or call a customer service representative for hours, directions, and the locations of our other Investor Centers.

                                                                   YOUR ACCOUNT


INVESTMENT MINIMUMS
--------------------------------------------------------------------------------
When buying shares, you must meet the following investment minimum requirements:

                                  Initial Investment Additional Investment
                                  Minimum            Minimum
      --------------------------------------------------------------------
      Regular accounts            $2,500                     $100
      Coverdell Education Savings $1,000                     $100
      Accounts, traditional IRAs,
      Roth IRAs, SEP IRAs, and
      UGMA/UTMA accounts
      SIMPLE IRAs and 403(b)(7),  the lesser of              $50
      Keogh, Pension Plan, Profit $250 or $25
      Sharing Plan, and           per month
      401(k) Plan accounts*

--------------------------------------------------------------------------------

*If you open an employer-sponsored retirement plan account for which we provide or for which one of our alliance partners provides document or administrative services, there is no initial investment minimum.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
ACCOUNT OPTIONS AND SERVICES

Some account options and services are added to your account when it is opened, unless you choose otherwise, and some require registration. In addition, some options and services may be subject to additional restrictions or conditions. Visit our web site or call a customer service representative for more information or to request a Shareholder Account Options form.



CUSTOMER IDENTIFICATION REQUIREMENT


We are required to obtain certain personal information from you in order to verify your identity. If you do not provide this information, we may be unable to open an account for you. In certain circumstances, we may rely on a financial intermediary to assist with the verification of your identity. If we are unable to verify your identity, we may, without prior notice to you, reject additional purchases, suspend account options, close your account

YOUR ACCOUNT


and redeem your shares at the next NAV minus any applicable sales charge, and/or take other action we deem reasonable. You will be responsible for any losses, taxes, expenses, fees, or other results of these actions.


DUPLICATE COPIES OF DOCUMENTS
Upon your request and for the applicable fee, you may obtain duplicate copies of documents, such as account statements and tax forms. Please call a customer service representative for more information.

EXCHANGING SHARES
An exchange of shares between Strong accounts is considered a sale and a purchase of shares for several purposes, including tax purposes, and may result in a capital gain or loss. Some Strong Funds charge a redemption fee as described in the appropriate Fund's prospectus. Purchases by exchange are subject to the investment requirements and other criteria of the Fund and class purchased. Please ask us for the appropriate prospectus, and read it before investing in any of the Strong Funds.

HOUSEHOLDING
If we mail financial reports, prospectuses, or other regulatory material directly to you, we attempt to reduce the volume of mail you receive by sending only one copy of these documents to your household. You can call us at 1 -800-368 -3863 or write to us at the address listed on the back of this prospectus to request (1) additional copies free of charge or (2) that we discontinue our practice of householding regulatory materials.

LOW BALANCE ACCOUNT FEE

Because of the high cost of maintaining small accounts, an annual low balance account fee of $25 (or the value of the account if the account value is less than $25) will be charged to all accounts that fail to meet the initial investment minimum. The fee, which is payable to the transfer agent, will not apply to shareholders whose combined Strong Funds assets total $100,000 or more. We will waive the fee if an account balance falls below the account's initial investment minimum due solely to market fluctuations.

                                                                   YOUR ACCOUNT




PURCHASES IN KIND
You may, if we approve, purchase shares of a Fund with securities that are eligible for purchase by the Fund (consistent with the Fund's investment restrictions, policies, and objectives) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies.

PURCHASING SHARES

We only accept checks payable to Strong. We do not accept cash, checks drawn on banks outside the U.S., or credit card checks, and we may refuse checks if Strong is not the original payee. You will be charged $25 for every check or Electronic Funds Transfer returned unpaid. When all or a portion of a purchase is received for investment without a clear Fund designation or for investment in one of our closed classes or Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Strong Money Market Fund. We will treat your inaction as approval of this purchase, until you later direct us to sell or exchange these shares of the Strong Money Market Fund, at the next NAV calculated after we accept your order.


RETIREMENT ACCOUNTS
We offer a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on:

.. INDIVIDUAL RETIREMENT PLANS, including traditional IRAs and Roth IRAs, call
  1 -800-368 -3863.

.. QUALIFIED RETIREMENT PLANS, including SIMPLE IRAs, SEP IRAs, 403(b)(7)s,
  Keoghs, Pension Plans, Profit Sharing Plans, and 401(k) Plans, call 1-800-368-2882.

There may be special distribution requirements for a retirement account. For more information, call the appropriate number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 and a $50 fee for transferring assets to another custodian or for closing a retirement account. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another

YOUR ACCOUNT

retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SELLING SHARES

After your redemption request is accepted, we normally send your proceeds on the next day NAV is calculated (Business Day). Proceeds transmitted electronically will usually arrive at your bank two banking days after we process your transaction. Proceeds transmitted by wire will usually arrive at your bank the first banking day after we process your transaction. If no direction is provided as to how or where to deliver the proceeds, we may mail a check to the address on the account. Because the post office will not forward checks, please notify us if your address has changed. If you recently purchased shares, the payment of your redemption may be delayed up to ten days to allow the purchase payment to clear. If you request a specific dollar amount to be redeemed, and due to market fluctuations the account balance is less than the requested amount, we may redeem the remaining account balance. In some cases, your request will require a signature guarantee in order to process the redemption. Review the "Signature Guarantees" section that follows for details.



SHORT-TERM TRADING


The Fund attempts to deter short-term trading that may be disruptive to the efficient management of the Fund. The Fund may consider several factors when evaluating shareholder trading activities, including, but not limited to: (1) the amount of a transaction; (2) the frequency of transactions; (3) the time frame between which purchases and redemptions (including exchanges) are executed; and (4) the Fund's asset size. Shareholders who engage in such trading may be subject, without prior notice, to action by or on behalf of the Fund, including, but not limited to: (1) a request to cease such activities;
(2) rejection of any or all future purchase requests in one, several, or all Strong Funds; or (3) a refusal of, change to, discontinuance of, or temporary suspension of any or all account services.

                                                                   YOUR ACCOUNT



Although the Fund attempts to deter this type of trading, it may not always be successful because, among other things, Fund shares may be purchased and redeemed indirectly by underlying shareholders aggregated in omnibus accounts maintained by brokers, retirement plans, fee-based investment programs, and other intermediaries. The Fund may receive limited information about transactions by an underlying shareholder in such accounts. Therefore, the Fund cannot always know about or reasonably be expected to detect potentially disruptive short-term trading.



If the Fund is unable to deter this type of trading, it may adversely affect the long-term performance of the Fund by requiring the Fund to maintain larger amounts of cash or cash-type securities than the Fund's manager might otherwise choose to maintain, or to liquidate portfolio holdings at a disadvantageous time, thereby increasing brokerage, administrative, and other expenses.


SIGNATURE GUARANTEES

A Medallion signature guarantee is designed to protect shareholders and a Fund against fraudulent transactions by unauthorized persons. The transactions for which a Fund will require such a signature guarantee for all authorized owners of an account include but are not limited to:



.. When requesting that redemption proceeds be sent to a different name or address than is registered on an account, including another Strong account,



.. When establishing a bank address with no owner(s) in common with the Strong account owner(s) or when all Strong joint account owners are not also bank account owners,



.. When transferring the ownership of an account to another individual or organization,



.. When requesting to redeem or redeposit shares that have been issued in certificate form,


.. If adding/changing a name or adding/removing an owner on an account, and

.. If adding/changing the beneficiary on a transfer-on-death account.

YOUR ACCOUNT



A Medallion signature guarantee may be required at our discretion to initiate a redemption (including exchanges or transfers).


A Medallion signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. Please note that a notary public stamp or seal is not a substitute for a Medallion signature guarantee.

TELEPHONE AND ELECTRONIC TRANSACTIONS
We use reasonable procedures to confirm that telephone and electronic transaction requests are genuine and may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received by telephone or electronically, provided we reasonably believe the instructions were genuine. For transactions through our automated voice-recognition system and our web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN, or password.

VERIFICATION OF ACCOUNT STATEMENTS
Contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

DISTRIBUTIONS
--------------------------------------------------------------------------------
DISTRIBUTION POLICY

To the extent they are available, the Fund generally pays you dividends from net investment income and distributes net realized capital gains at least annually. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains.

                                                                   YOUR ACCOUNT


REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
Your dividends and capital gains distributions will be automatically reinvested in additional Investor Class shares of the Fund unless, you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account. If you elect to receive distributions by check, in its discretion, the Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. To change the current option for payment of dividends and capital gains distributions, please call 1-800-368-3863.

--------------------------------------------------------------------------------
Generally, if your investment is in a traditional IRA or other TAX-DEFERRED ACCOUNT, your dividends and distributions will not be taxed at the time they are paid but instead at the time you withdraw them from your account.

--------------------------------------------------------------------------------


TAXES
--------------------------------------------------------------------------------
TAXABLE DISTRIBUTIONS



For federal tax purposes, any distributions you receive of net investment income (excluding qualified dividend income) and net short-term capital gains are generally taxable as ordinary dividend income at your income tax rate. Distributions of net long-term capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. Distributions of qualified dividend income generally will be taxable at long-term capital gains rates. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them. In addition, the active trading approach of the Fund may increase the amount of distributions that you receive from the Fund.

YOUR ACCOUNT


RETURN OF CAPITAL
If your Fund's distributions exceed its earnings and profits, all or a portion of those distributions may be treated as a return of capital to you, which will generally reduce the cost basis of your shares. Such distributions may also be treated as a sale of your shares.


YEAR-END TAX STATEMENT


To assist you in tax preparation, after the end of each calendar year, we will send you a statement of your Fund's net investment income, dividends (designating qualified dividend income), and net capital gains distributions (Form 1099).


BACKUP WITHHOLDING

By law, we must withhold 28% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security number or taxpayer identification number.


Because everyone's tax situation is unique, you should consult your tax professional for assistance.

--------------------------------------------------------------------------------
Unless your investment is in a tax-deferred retirement account such as an IRA, YOU MAY WANT TO AVOID:
.. Investing a large amount in the Fund close to the end of the calendar year.
  If the Fund makes a capital gains distribution, you may receive some of your investment back as a taxable distribution.

.. Selling shares of the Fund at a loss if you have purchased (including by reinvesting dividends and distributions) additional shares of the same Fund within 30 days prior to the sale or if you plan to purchase additional shares of the same Fund within 30 days following the sale. This is called a wash sale, and you will not be allowed to claim a tax loss on the transaction.


--------------------------------------------------------------------------------

                                                                   YOUR ACCOUNT

RESERVED RIGHTS
--------------------------------------------------------------------------------
We reserve the right to:


.. Refuse, change, discontinue, or temporarily suspend account services, including, but not limited to, exchange, automatic investment or redemption plans, or telephone, facsimile, and online account services, for any reason.



.. Reject any purchase request for any reason, including exchanges from other
  Strong Funds and automatic investment plan purchases.


.. Change the minimum or maximum investment amounts.


.. Delay sending out redemption proceeds for up to seven days.


.. Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.


.. Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of a Fund's assets.


.. Close any account that does not meet minimum investment requirements. We will give you 60 days' notice to increase your balance to the required minimum.

.. Waive the initial investment minimum at our discretion.

.. Reject any purchase or redemption request that does not contain all required documentation.

.. Amend or terminate purchases in kind at any time.

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

FOR MORE INFORMATION
--------------------------------------------------------------------------------
More information is available upon request at no charge, including:

SHAREHOLDER REPORTS: Additional information is available in the annual and semiannual report to shareholders. These reports contain a letter from management, discuss recent market conditions and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies, strategies, risks, and techniques. A current SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

TO REQUEST INFORMATION OR TO ASK QUESTIONS:

           BY TELEPHONE                     FOR HEARING-IMPAIRED
           1-414-359-1400 or 1-800-368-3863 (TDD)  1-800-999-2780

           BY MAIL                          BY OVERNIGHT DELIVERY
           Strong Funds                     Strong Funds
           P.O. Box 2936                    900 Heritage Reserve
           Milwaukee, WI 53201-2936         Menomonee Falls, WI 53051

             ON THE INTERNET                    BY E-MAIL
             View online or download documents: service@Strong.com
             Strong Funds: www.Strong.com
             SEC*: www.sec.gov

This prospectus is not an offer to sell securities in places other than the United States and its territories.

*Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may call the SEC at
 (202) 942-8090 for information about the operation of the Public Reference Room. Reports and other information about the Fund are also available from the EDGAR Database on the SEC's web site at www.sec.gov. You may obtain a copy of this information, after paying a duplicating fee, by sending a written request to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by sending an e-mail request to publicinfo@sec.gov.

Strong Value Fund, a series of Strong Equity Funds, Inc., SEC file number:
811-08100

          Please find STRONG'S PRIVACY POLICY inside this back cover.


                       RT43459 05-04 0405VAL/WH3260 05-04

                                    [GRAPHIC]






                                INVESTOR CLASS







                                                       Prospectus | May 1, 2004





                                                                   STRONG Value




                                                                          FUNDS


                                                    Strong Dividend Income Fund

                                                       Strong Dow 30 Value Fund

                                                Strong Mid Cap Disciplined Fund


                                                    Strong Multi Cap Value Fund


                                                Strong Small Company Value Fund


                                                Strong Small/Mid Cap Value Fund


                                                    Strong Strategic Value Fund


 As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved of these securities or determined if the information in this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


[LOGO] STRONG

TABLE OF CONTENTS




YOUR INVESTMENT


KEY INFORMATION

What are the Funds' objectives?................................................1


What are the Funds' principal investment strategies?...........................1


What are the main risks of investing in the Funds?.............................5


What are the Funds' fees and expenses?........................................15


Who are the Funds' investment advisor and portfolio managers?.................17


OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

Legal and Regulatory Matters..................................................21


Affiliated Advisory Programs..................................................23


Initial Public Offerings......................................................23


Percentage Restrictions.......................................................24


Comparing the Funds...........................................................25


Financial Highlights..........................................................27



YOUR ACCOUNT





Share Price...................................................................35


12b-1 Fees....................................................................36




Managing Your Account.........................................................36


Investment Minimums...........................................................41


Additional Information........................................................42


Distributions.................................................................47


Taxes.........................................................................48


Reserved Rights...............................................................50


For More Information..........................................................52


In this prospectus, "we," "us," or "our" refers either to Strong Capital Management, Inc., the investment advisor for the Strong Funds, or Strong Investor Services, Inc., the administrator and transfer agent for the Strong Funds.

                      Please find STRONG'S PRIVACY POLICY
                    inside the back cover of this booklet.

                                                                YOUR INVESTMENT

KEY INFORMATION

WHAT ARE THE FUNDS' OBJECTIVES?
--------------------------------------------------------------------------------


The STRONG DIVIDEND INCOME FUND seeks total return by investing for both income and capital growth.


The STRONG DOW 30 VALUE FUND, THE STRONG MID CAP DISCIPLINED FUND, THE STRONG SMALL COMPANY VALUE FUND, THE STRONG SMALL/MID CAP VALUE FUND (formerly, Strong All Cap Value Fund), and the STRONG STRATEGIC VALUE FUND seek capital growth.



The STRONG MULTI CAP VALUE FUND seeks long-term capital growth. Current income is a secondary objective.


WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------



The DIVIDEND INCOME FUND invests, under normal conditions, at least 80% of its total assets in large- and medium-capitalization, dividend-paying common stocks. Consequently, a substantial portion of the Fund's total return may come from dividend income. To select investments for the Fund, the managers focus on companies that are expected to grow over time and support a growing dividend payment, as well as stocks that do not pay dividends currently but offer prospects for capital growth and future dividend payments. The managers specifically look for companies with good future prospects and whose current stock prices are undervalued relative to the general market (e.g., based on earnings, cash flows, or asset value), the industry average, or the company's historical valuation based on earnings, cash flows, book value, or dividends. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The managers may sell a holding when there is a fundamental change in the outlook for the company (e.g., a change in management or reduction in earnings) or to take advantage of a better investment opportunity.

YOUR INVESTMENT



The DOW 30 VALUE FUND invests in the 30 blue-chip companies that make up the Dow Jones Industrial Average/SM/ (DJIA)*. The Fund indexes half of its assets to the DJIA by maintaining price-weighted positions in each of the 30 DJIA companies' securities. In this way, this portion of the Fund's portfolio will seek to approximate the price-weighted total return of these companies. In addition, the Fund will invest between 30% and 50% of its net assets in certain securities of the DJIA using valuation measures that help identify those stocks in the DJIA that appear to offer the greatest potential for gains. These valuation measures include dividend yields, price/earnings (P/E) ratios, cash flows, discounted cash flows, value of discounted dividends, P/E ratios to growth rates, earnings momentum, and earnings revisions. The Fund will invest up to 20% of its net assets in cash and short-term investment-grade fixed-income securities. Generally, the Fund will not have a position in any company greater than 10% of the Fund's net assets. Although


--------------------------------------------------------------------------------
*Dow Jones/SM/, Dow Jones Industrial Average/SM/, Dow 30/SM/, and DJIA/SM/ are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by the Dow 30 Value Fund. The Dow 30 Value Fund is based, in whole or in part, on the Dow Jones Industrial Average/SM/. The Dow 30 Value
Fund is not sponsored, endorsed, sold, or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in the Fund. Please read "Other Important Information You Should Know" for additional information.

--------------------------------------------------------------------------------


the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. In addition, the Fund may utilize an active trading approach. The manager may sell a holding from the actively managed portion of the portfolio when it no longer fits the selection criteria.


The MID CAP DISCIPLINED FUND invests, under normal conditions, at least 80% of its net assets in equity securities of medium-capitalization companies that the Fund's manager believes present attractive opportunities but have not been widely recognized by investment analysts or the financial press. The Fund defines "medium-capitalization companies" as companies whose market capitalization is substantially similar to that of companies in the Russell Midcap(R) Index at the time of investment. To identify these

                                                                YOUR INVESTMENT


companies, the manager engages in in-depth, first-hand research. Visits with members of a company's management team are often an integral part of this process. The goal of the manager's research is to identify companies that are undervalued or have growth potential that are not currently reflected in the companies' stock price. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest in derivative securities, including commodity-linked derivatives, for nonspeculative purposes (e.g., to manage investment risk or for liquidity) and may utilize an active trading approach. The manager may sell a stock when changes in its price or growth potential no longer make it an attractive investment.



The MULTI CAP VALUE FUND invests, under normal conditions, at least 80% of its net assets in equity securities of small-, medium-, and large-capitalization companies that the Fund's manager believes are undervalued relative to the market based on earnings, cash flow, or asset value. The Fund's manager specifically looks for companies whose stock prices may benefit from a positive dynamic of change, such as a new management team, a new product or service, a corporate restructuring, an improved business plan, industry consolidation, or positive timing in the business cycle. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity). The Fund may also invest up to 30% of its net assets in foreign securities. The manager may sell a stock when he believes fundamental changes will hurt the company over the long term or when its price becomes excessive.



The SMALL COMPANY VALUE FUND invests, under normal conditions, at least 80% of its net assets in equity securities of small-capitalization companies that the Fund's manager believes present attractive opportunities but have not been widely recognized by investment analysts or the financial press. The Fund defines "small-capitalization companies" as companies whose market capitalization is substantially similar to that of companies in the Russell 2500/TM/ Index at the time of investment. The manager tries to take advantage of the market's attention on short-term

YOUR INVESTMENT


prospects by focusing on indicators of a company's long-term success, such as balance sheets and underlying assets. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest in derivative securities, including commodity-linked derivatives, for nonspeculative purposes (e.g., to manage investment risk or for liquidity) and may utilize an active trading approach. The manager may sell a stock when changes in price or growth potential no longer make it an attractive investment.



The SMALL/MID CAP VALUE FUND invests, under normal conditions, at least 80% of its net assets in equity securities of small-, and medium-capitalization companies that the Fund's manager believes are undervalued relative to the market based on earnings, cash flows, or asset value. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may also invest up to 30% of its net assets in foreign securities. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity) and may utilize an active trading approach. The manager may sell a stock when the manager believes fundamental changes will hurt the company over the long term or when its price becomes excessive.



The STRATEGIC VALUE FUND invests, under normal conditions, primarily in equity securities of companies that the Fund's manager believes are undervalued relative to the market based on earnings potential, discounted cash flows, or asset value. The Fund may invest in equity securities of any size. The manager attempts to identify companies that are undervalued or have growth potential (e.g., expected sales or earnings growth) that is not currently reflected in the companies' stock price by utilizing both internal and independent research regarding the expected growth, margin structure, and capital intensity of the business. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity) and may utilize an active trading approach.

                                                                YOUR INVESTMENT

The manager may sell a stock when changes in price or growth potential no longer make it an attractive investment.


The managers of each of the Funds may invest up to 100% of the Fund's assets in cash or cash-type securities (including high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Fund's managers determine that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the Fund earning a lower return than it would have otherwise achieved if the managers had not adopted a temporary defensive position. In this case, the Fund may not achieve its investment objective.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?
--------------------------------------------------------------------------------
STOCK RISKS: The major risk of each Fund are those of investing in the stock market. This means the Funds may experience sudden, unpredictable declines in value, as well as periods of poor performance. Because stock values go up and down, the value of your Fund's shares may go up and down. Therefore, when you sell your investment, you may receive more or less money than you originally invested.


ACTIVE MANAGEMENT RISK: Each of the Funds is actively managed. There is no guarantee that the investment techniques and risk analyses used by each Fund's manager(s) will produce the desired results.



ACTIVE TRADING RISK: The Dow 30 Value Fund, Mid Cap Disciplined Fund, Small Company Value Fund, Small/Mid Cap Value Fund, and Strategic Value Fund may utilize an active trading approach, which may increase the Fund's costs and reduce the Fund's performance.



COMMODITY-LINKED DERIVATIVES RISK: The Mid Cap Disciplined and Small Company Value Funds' investments in commodity-linked derivative instruments may subject the Fund to greater volatility

YOUR INVESTMENT


than its investments in traditional equity or fixed income securities. The value of commodity-linked derivative instruments is affected by changes in commodity markets, changes in interest rates, and factors affecting the availability and cost of a particular commodity, such as physical storage costs, governmental regulations, and trade restrictions.



DERIVATIVES RISK: The Mid Cap Disciplined Fund, Multi Cap Value Fund, Small Company Value Fund, Small/Mid Cap Value Fund, and Strategic Value Fund use derivatives (including futures and options) for hedging and other nonspeculative purposes, but such uses still expose the Fund to certain risks. When derivatives are used by the Fund to hedge its exposure on a different security or asset, there is the risk to the Fund that movement in the value of the derivative and the hedged security or asset are not perfectly matched at all times (correlation risk). When investing in futures, the Fund is also exposed to the risk that the future value of the underlying asset (e.g., security or commodity) may be higher or lower than the agreed sale or purchase price, respectively, by the Fund (margin risk). When the Fund writes put and call options, the Fund is also exposed to the risk of future declines (in the case of a written put option) or future increases (in the case of a written call option) in the value of the underlying asset which the Fund has agreed to purchase or sell, respectively (cover risk). When purchasing options, the Fund is exposed to the potential loss of the option purchase price (premium risk). To the extent required by law, the Fund will cover the financial risk created by using derivatives (including writing put and call options) either by holding the underlying assets, purchasing or selling offsetting positions, or designating liquid assets to cover such financial exposure. Derivatives (especially derivatives created in the "over-the-counter" market) are generally illiquid (liquidity risk), and the market for derivatives is largely unregulated. The Fund's use of derivatives may not always be a successful strategy, and using them could lower the Fund's return. For more information on derivatives, consult the Funds' statement of additional information.



FOREIGN RISKS: The Multi Cap Value Fund and the Small/Mid Cap Value Fund invest in securities that may be directly or indirectly

                                                                YOUR INVESTMENT


subject to one or more of the following foreign-related risks: risks created by currency-rate fluctuations, foreign political and economic instability, financial reporting standards, foreign taxes, and foreign securities markets and issuer regulations. Foreign securities may be less liquid than domestic securities.


NONDIVERSIFIED PORTFOLIO RISK: The Dow 30 Value Fund is a nondiversified Fund, so compared to a diversified Fund, it may take larger positions in individual stocks. As a result, the shares of this Fund are likely to fluctuate in value more than those of a Fund investing in a broader range of securities.

NOT INSURED RISK: An investment in a Fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


SECTOR RISK: To the extent that each Fund invests in a particular sector, it is subject to the risks of that sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years. In addition, the sectors that dominate the market will change over time. For more information on sector risk, consult the Fund's statement of additional information.



SMALL AND MEDIUM COMPANIES RISKS: For the Small Company Value Fund, small-capitalization companies, for the Dividend Income Fund, Mid Cap Disciplined Fund, and Multi Cap Value Fund, medium-capitalization companies, and for the Small/Mid Cap Value Fund and Strategic Value Fund, small- and medium-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more-established companies. As a result, the company's performance can be more volatile, and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio. Generally, the smaller the company size, the greater these risks.


VALUE-STYLE INVESTING RISK: Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Each of the Funds invests in value-style stocks. The Funds' performance may at times be better

YOUR INVESTMENT

or worse than the performance of Funds that focus on other types of stocks or that have a broader investment style. In addition, value stocks may not increase in price or pay dividends as anticipated by the Funds' managers or may decline even further if (1) other investors fail to recognize the company's value, (2) other investors favor investing in faster-growing companies, or (3) the factors that the managers believe will increase the price do not occur.

The Funds are appropriate for investors who are comfortable with the risks described here and whose financial goals are five or more years in the future. The Funds are not appropriate for investors concerned primarily with principal stability. It is possible to lose money by investing in the Funds.

FUND STRUCTURE
Each Fund has adopted a multiple class plan and may offer one or more classes of shares. Only the Investor Class shares are offered in this prospectus. The principal differences among the classes are each class' sales charges, if any, and annual expenses. Each class may also pay different administrative and transfer agency fees and expenses.

FUND PERFORMANCE

The following return information illustrates how the performance of the Funds' Investor Class shares can vary, which is one indication of the risks of investing in the Funds. The information also provides some indication of the risks of investing in the Funds by showing how each Fund's average annual returns, which reflect Fund expenses, compare with returns of a broad measure of market performance and an index of funds with similar investment objectives, which are unmanaged, have no expenses, and are unavailable for investment. Please keep in mind that past performance of each Fund, before and after taxes, does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.


The performance shown for the Dividend Income Fund is based on the historical performance of the Fund under its previous investment strategy (i.e., to primarily invest in U.S. public utility companies) from the inception of the Fund through December 7, 2001, and on the current investment strategy since December 8, 2001.

                                                                YOUR INVESTMENT

                                    [CHART]

                           CALENDAR YEAR TOTAL RETURNS

              Multi Cap Value      Dividend Income/(1)/     Dow 30 Value
              ---------------      --------------------     ------------
1994               -4.28%                -2.61%
1995               34.15%                36.96%
1996               23.17%                 8.37%
1997               29.31%                27.56%
1998               -6.63%                20.35%                 16.11%
1999              -16.37%                 0.58%                 24.87%
2000                3.59%                27.32%                 -4.75%
2001                3.51%               -11.20%                 -7.29%
2002              -23.71%               -19.77%                -16.07%
2003               38.62%                24.50%                 26.68%

BEST AND WORST QUARTERLY PERFORMANCE

(During the periods shown above)

Fund name                       Best quarter return        Worst quarter return
-------------------------------------------------------------------------------
Dividend Income/(1)/            15.92% (3rd Q 2000)        -17.53% (3rd Q 2002)
Dow 30 Value                    15.36% (4th Q 1998)        -17.20% (3rd Q 2002)
Multi Cap Value                 20.82% (2nd Q 2003)        -24.79% (3rd Q 2002)


/(1)/The calendar year total returns and quarterly returns prior to December 8, 2001, are based on the historical performance of the Fund under its previous investment strategy (i.e., to primarily invest in U.S. public utility companies).

YOUR INVESTMENT

                                    [CHART]

                         CALENDAR YEAR TOTAL RETURNS

                         Mid Cap Disciplined          Small Company Value
                         -------------------          -------------------
         1999                 35.20%
         2000                 22.80%
         2001                 12.41%
         2002                -11.78%
         2003                 40.66%                       62.53%


BEST AND WORST QUARTERLY PERFORMANCE

(During the periods shown above)

Fund name                  Best quarter return     Worst quarter return
-----------------------------------------------------------------------
Mid Cap Disciplined        23.93% (4th Q 2001)     -16.94% (3rd Q 2002)
Small Company Value        34.64% (2nd Q 2003)      -7.57% (1st Q 2003)

                                                                YOUR INVESTMENT

                                    [CHART]

CALENDAR YEAR TOTAL RETURNS

       Small/Mid Cap Value   Strategic Value
       -------------------   ---------------
2003        58.44%                26.24%


BEST AND WORST QUARTERLY PERFORMANCE

(During the periods shown above)

Fund name                  Best quarter return     Worst quarter return
-----------------------------------------------------------------------
Small/Mid Cap Value        24.45% (2nd Q 2003)      -3.96% (1st Q 2003)
Strategic Value            18.58% (2nd Q 2003)      -6.38% (1st Q 2003)

YOUR INVESTMENT

                         AVERAGE ANNUAL TOTAL RETURNS

                                As of 12-31-03


                                                                Since Fund
   Fund/Index                            1-Year 5-Year 10-Year Inception/(1)/
   --------------------------------------------------------------------------
   DIVIDEND INCOME/(2)/
    Return Before Taxes                  24.50%  2.58%  9.69%      9.66%
    Return After Taxes on Distributions  24.27%  1.20%  7.84%      7.80%
    Return After Taxes on Distributions
    and Sale of Fund Shares              16.18%  1.60%  7.50%      7.46%
   S&P 500 Index (reflects no
   deduction for fees, expenses,
   or taxes)/(3)/                        28.67% -0.57% 11.06%     11.02%
   Lipper Equity Income Funds Index
   (reflects no deduction for fees,
   expenses, or taxes)/(4)/              25.83%  2.22%  9.18%      9.29%
   DOW 30 VALUE
    Return Before Taxes                  26.68%  3.23%   --        5.28%
    Return After Taxes on Distributions  26.51%  3.03%   --        4.99%
    Return After Taxes on Distributions
    and Sale of Fund Shares              17.58%  2.66%   --        4.39%
   Dow Jones Industrial Average/SM/
   (reflects no deduction for fees,
   expenses, or taxes)/(5)/              28.29%  4.52%   --        6.68%
   Lipper Large-Cap Value Funds Index
   (reflects no deduction for fees,
   expenses, or taxes)/(4)/              28.00%  1.20%   --        3.86%
   MID CAP DISCIPLINED
    Return Before Taxes                  40.66% 18.29%   --       18.29%
    Return After Taxes on Distributions  38.88% 17.07%   --       17.07%
    Return After Taxes on Distributions
    and Sale of Fund Shares              26.40% 15.34%   --       15.34%
   Russell Midcap(R) Index (reflects no
   deduction for fees, expenses,
   or taxes)/(6)/                        40.06%  7.23%   --        7.23%
   Lipper Mid-Cap Value Funds Index
   (reflects no deduction for fees,
   expenses, or taxes)/(4)/              39.08%  9.42%   --        9.42%

--------------------------------------------------------------------------------

                                                       (continued on next page)

                                                                YOUR INVESTMENT

                                As of 12-31-03


                                                                  Since Fund
Fund/Index                            1-Year   5-Year    10-Year Inception/(1)/
-------------------------------------------------------------------------------
MULTI CAP VALUE
 Return Before Taxes                  38.62% -1.06%       6.12%     10.24%
 Return After Taxes on Distributions  38.62% -1.14%       5.46%      8.89%
 Return After Taxes on Distributions
 and Sale of Fund Shares              25.11% -0.95%/(7)/  4.94%      8.38%
S&P 500 Index (reflects no
deduction for fees, expenses,
or taxes)/(3)/                        28.67% -0.57%      11.06%     13.04%
Lipper Multi-Cap Value Funds Index
(reflects no deduction for fees,
expenses, or taxes)/(4)/              32.78%  5.18%      10.69%     12.29%
SMALL COMPANY VALUE
 Return Before Taxes                  62.53%     --        --       25.03%
 Return After Taxes on Distributions  59.14%     --        --       23.54%
 Return After Taxes on Distributions
 and Sale of Fund Shares              40.65%     --        --       20.64%
Russell 2000 Index (reflects no
deduction for fees, expenses,
or taxes)/(8)/                        47.25%     --        --        7.02%
Lipper Small-Cap Core Funds Index
(reflects no deduction for fees,
expenses, or taxes)/(4)/              40.90%     --        --        5.53%

--------------------------------------------------------------------------------

                                                       (continued on next page)

YOUR INVESTMENT

                                As of 12-31-03


                                                                Since Fund
   Fund/Index                            1-Year 5-Year 10-Year Inception/(1)/
   --------------------------------------------------------------------------
   SMALL/MID CAP VALUE
    Return Before Taxes                  58.44%   --     --       10.96%
    Return After Taxes on Distributions  58.44%   --     --       10.96%
    Return After Taxes on Distributions
    and Sale of Fund Shares              37.99%   --     --        9.37%
   Russell Midcap(R) Index (reflects no
   deduction for fees, expenses,
   or taxes)/(6)/                        40.06%   --     --        7.02%
   S&P 500 Index (reflects no deduction
   for fees, expenses, or taxes)/(3)/    28.67%   --     --       -0.02%
   Lipper Mid-Cap Core Funds Index
   (reflects no deduction for fees,
   expenses, or taxes)/(4)/              36.58%   --     --        4.95%
   STRATEGIC VALUE
    Return Before Taxes                  26.24%   --     --        0.66%
    Return After Taxes on Distributions  26.19%   --     --        0.57%
    Return After Taxes on Distributions
    and Sale of Fund Shares              17.12%   --     --        0.52%
   S&P 500 Index (reflects no
   deduction for fees, expenses,
   or taxes)/(3)/                        28.67%   --     --       -0.02%
   Lipper Multi-Cap Value Funds Index
   (reflects no deduction for fees,
   expenses, or taxes)/(4)/              32.78%   --     --        3.86%

--------------------------------------------------------------------------------

/(1)/The Dividend Income Fund, the Dow 30 Value Fund, the Mid Cap Disciplined Fund, Multi Cap Value Fund, Small Company Value Fund, Small/Mid Cap Value Fund, and the Strategic Value Fund commenced operations on July 1, 1993, December 31, 1997, December 31, 1998, October 22, 1985, March 28, 2002, March 28, 2002, and
March 28, 2002, respectively.

/(2)/The average annual total returns prior to December 8, 2001, are based on the historical performance of the Fund's Investor Class shares under its previous investment strategy (i.e., to primarily invest in U.S. public utility companies).



/(3)/S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation.


/(4)/The Lipper Equity Income Funds Index, the Lipper Large-Cap Value Funds Index, the Lipper Mid-Cap Value Funds Index, the Lipper Small-Cap Core Funds Index, the Lipper Mid-Cap Core Funds Index, and the Lipper Multi-Cap Value Funds Index are averages of the 30 largest funds in their respective Lipper category.


/(5)/The Dow Jones Industrial Average/SM/ is an unmanaged index generally representative of the U.S. stock market.

                                             (footnotes continued on next page)

                                                                YOUR INVESTMENT


/(6)/The Russell Midcap(R) Index measurers the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index. Previous performance comparisons have shown the Small/Mid Cap Value Fund compared to an equivalent investment in the S&P 500 Index. We are replacing this index with the Russell Midcap(R) Index as we believe the Russell Midcap(R) Index more accurately reflects the Fund's investment program.


/(7)/Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.


/(8)/The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. After-tax returns are not relevant to investments through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

From time to time, the Mid Cap Disciplined Fund's performance was significantly enhanced through investments in initial public offerings (IPOs). In addition, the effect of IPOs purchased when the Fund's asset base was small may have been magnified. Given these circumstances, you should not expect that such enhanced returns can be consistently achieved. Please consider this before investing.

WHAT ARE THE FUNDS' FEES AND EXPENSES?
--------------------------------------------------------------------------------
This section describes the fees and expenses that you may pay if you buy and hold shares of the Funds.


The costs of operating the Funds are deducted from Fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they do not appear on your account statement but instead reduce the total return you receive from your Fund investment.



The following Annual Fund Operating Expenses table and Example table are based on actual expenses incurred during each Fund's fiscal period ended December 31, 2003. Please keep in mind that as a result of changing market conditions, total asset levels, and other

YOUR INVESTMENT


factors, expenses at any time during the current fiscal period may be significantly different than those shown.


SHAREHOLDER FEES
(fees paid directly from your investment)

The Investor Class shares of each Fund are 100% no-load, so you pay no up-front sales load to buy or sell shares.






ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS)

(expenses that are deducted from Fund assets)



                                                                         Net Annual
                                               Total         Contractual Operating Expenses
                Manage-                        Annual        Waivers     (after contractual
                ment            12b-1 Other    Operating     and/or      waivers and/or
Fund            Fee             Fee   Expenses Expenses/(3)/ Absorptions absorptions)/(3)/
-------------------------------------------------------------------------------------------
Dividend Income  0.58%/(1),(2)/  --    0.81%      1.39%          --            1.39%
Dow 30 Value     0.55%           --    0.87%      1.42%          --            1.42%
Mid Cap
  Disciplined    0.75%/(1)/      --    0.74%      1.49%          --            1.49%
Multi Cap
  Value          0.75%           --    0.83%      1.58%          --            1.58%
Small Company
  Value          0.75%/(1)/     0.25%  0.89%      1.89%          --            1.89%/(4)/
Small/Mid Cap
  Value          0.75%/(1)/     0.25%  1.86%      2.86%         0.86%          2.00%/(4)/
Strategic Value  0.75%/(1)/     0.25%  3.34%      4.34%         2.34%          2.00%/(4)/
-------------------------------------------------------------------------------------------


/(1)/The Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels.



/(2)/The Management Fee is affected by the Fund's performance. If the Fund's subadvisor had met certain performance criteria, the Management Fee would have been 0.70%


/(3)/The Dow 30 Value Fund, Mid Cap Disciplined Fund, Multi Cap Value Fund,
       Small Company Value Fund, Small/Mid Cap Value Fund, and Strategic Value Fund participated in a program under which they received a credit for part of the brokerage commission paid in transactions with participating brokers. This credit was applied to the Funds' Other Expenses that were not attributable to Strong or its affiliates. Total Annual Operating Expenses do not reflect these credits or any other expense reimbursements or fee waiver arrangements for these Funds and the Dividend Income Fund. After giving effect to these credits, expense reimbursements, and fee waiver arrangements, Total Annual Operating expenses as of December 31, 2003, were 1.38% for the Dividend Income Fund, 1.38% for the Dow 30 Value Fund, 1.45% for the Mid Cap Disciplined Fund, 1.53% for the Multi Cap Value Fund, 1.71% for the Small Company Value Fund, 1.80% for the Small/Mid Cap Value Fund, and 1.85% for the Strategic Value Fund. Voluntary expense reimbursements and fee waiver arrangements may be modified or terminated at any time.



                                             (footnotes continued on next page)

                                                                YOUR INVESTMENT


/(4)/We have contractually agreed to waive our fees and/or expenses for the Small Company Value Fund, the Small/Mid Cap Value Fund, and the Strategic Value Fund until May 1, 2005, to keep Total Annual Operating Expenses at no more than 2.00%.


EXAMPLE: This example is intended to help you compare the cost of investing in each Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each Fund, reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


              Fund                1 Year 3 Years 5 Years 10 Years
              ---------------------------------------------------
              Dividend Income      $142  $  440  $  761   $1,669
              Dow 30 Value         $145  $  449  $  776   $1,702
              Mid Cap Disciplined  $152  $  471  $  813   $1,779
              Multi Cap Value      $161  $  499  $  860   $1,878
              Small Company Value  $192  $  594  $1,021   $2,212
              Small/Mid Cap Value  $203  $  805  $1,433   $3,124
              Strategic Value      $203  $1,104  $2,016   $4,350


WHO ARE THE FUNDS' INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?
--------------------------------------------------------------------------------

Strong Capital Management, Inc. (Strong) is the investment advisor for the Funds. Strong provides investment management services for mutual funds and other investment portfolios representing assets of over $36 billion as of February 29, 2004. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, some of which are available through variable insurance products. Strong's mailing address is P.O. Box 2936, Milwaukee, WI 53201.



Strong is currently considering a number of strategic alternatives, including the sale of Strong. Strong has hired Goldman, Sachs & Co. to assist Strong in exploring this option.

YOUR INVESTMENT

As compensation for its advisory services, each Fund pays Strong a management fee at the annual rate specified below of the average daily net asset value of that Fund.


             Fund                          For All Assets
             ------------------------------------------------------
             Dow 30 Value                      0.55%
             ------------------------------------------------------
             Multi Cap Value                   0.75%
             ------------------------------------------------------
                                 For Assets For the Next For Assets
                                 Under      $2 Billion   $6 Billion
                                 $4 Billion Assets       and Above
             ------------------------------------------------------
             Dividend Income       0.70%       0.675%      0.65%
             Mid Cap Disciplined   0.75%       0.725%      0.70%
             Small Company Value   0.75%       0.725%      0.70%
             Small/Mid Cap Value   0.75%       0.725%      0.70%
             Strategic Value       0.75%       0.725%      0.70%



SUBADVISOR FOR Dividend Income Fund. W.H. Reaves & Co., Inc. (Reaves) is the subadvisor for the Dividend Income Fund under an agreement with Strong. Under this agreement and under the supervision of the Fund's Board of Directors and Strong, Reaves provides a continuous investment program for the Fund. This means Reaves selects the securities the Fund buys and sells. However, Strong manages the Fund's cash. Reaves began conducting business in 1961 and had over $1 billion under management as of February 29, 2004. Since 1977, its principal business has been providing continuous investment supervision to mutual funds and institutional investors such as corporations, corporate pension funds, employee savings plans, foundations, and endowments. Reaves may also act as a broker for the Dividend Income Fund. Reaves' mailing address is 10 Exchange Place, Jersey City, NJ 07302.


The following individuals are the Funds' Portfolio Managers.


ROBERT J. COSTOMIRIS, CFA manages the Mid Cap Disciplined Fund and the Small Company Value Fund and has earned the right to use the Chartered Financial Analyst(R) designation. Mr. Costomiris joined Strong in April 2001 as Portfolio Manager of the Mid Cap

                                                                YOUR INVESTMENT


Disciplined Fund and has managed the Small Company Value Fund since March 2002. From May 1997 to March 2001, Mr. Costomiris was a director of research at Thomson Horstmann & Bryant Inc., an investment management firm. Mr. Costomiris received his bachelor's degree in chemical engineering at the University of Pennsylvania in 1985 and his master's of business administration degree in finance and accounting at the University of Chicago Graduate School of Business in 1995.



ERIC F. CRIGLER, CFA manages the Strategic Value Fund. He has managed the Fund since November 2003. Mr. Crigler joined Strong in July 1996 and has earned the right to use the Chartered Financial Analyst designation. Since January 1999, Mr. Crigler has been a manager of equity accounts. Mr. Crigler received his bachelor's degree in mathematics from Murray State University in 1990 and his master's of business administration degree in finance and economics from Indiana University in 1996.



WILLIAM A. FERER co-manages the Dividend Income Fund. He has been a Portfolio Manager and analyst for Reaves since 1987 and has co-managed the Dividend Income Fund since its inception in July 1993. He was a vice president of Reaves from 1987 to November 1997, an executive vice president of Reaves from November 1997 to February 2003, and has been a President of Reaves since February 2003. Mr. Ferer received his bachelor's degree from the University of Pennsylvania in 1971.



MARK D. LUFTIG co-manages the Dividend Income Fund. He has been an analyst of Reaves since January 1995 and has co-managed the Dividend Income Fund since that time. Mr. Luftig was a vice president of Reaves from January 1995 to November 1997 and has been an executive vice president of Reaves since November 1997. Mr. Luftig received his bachelor's degree in 1958, his master's of science degree from Columbia University in 1961, and his Juris Doctorate from Columbia School of Law in 1962.



KAREN E. MCGRATH, CFA manages the Dow 30 Value Fund. She joined Strong as a Portfolio Manager in September 1995 and has earned the right to use the Chartered Financial Analyst designation.

YOUR INVESTMENT


Ms. McGrath has managed the Dow 30 Value Fund since December 2000. Ms. McGrath received her bachelor's degree in accounting from Marquette University in 1959.



WILLIAM H. REAVES is the senior co-manager of the Dividend Income Fund. Mr. Reaves has been chief investment officer, Portfolio Manager, and utilities analyst of Reaves since 1961. He has managed the Dividend Income Fund since its inception in July 1993. Mr. Reaves was president of Reaves from 1961 to February 2003; he became Chairman of Reaves in February 2003. Mr. Reaves received his bachelor's of science degree from The Citadel in 1943 and his master's of arts degree from Columbia University in 1946.



I. CHARLES RINALDI manages the Multi Cap Value Fund and the Small/Mid Cap Value Fund. He joined Strong as a Portfolio Manager in November 1997 and has managed the Multi Cap Value Fund since May 2001 and the Small/Mid Cap Value Fund since March 2002. Mr. Rinaldi received his bachelor's degree in biology from St. Michael's College in 1965 and his master's of business administration degree in finance from Babson College in 1970.



RONALD J. SORENSON co-manages the Dividend Income Fund. He has been an executive vice president and Portfolio Manager of Reaves since November 2002. Prior to November 2002, he was a vice president and Portfolio Manager of Reaves since 1991. Mr. Sorenson has co-managed the Dividend Income Fund since its inception in July 1993. Mr. Sorenson received his bachelor's of arts degree from Stanford University in 1964 and his master's of business administration degree from Columbia University in 1968.

                                                                YOUR INVESTMENT


OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

LEGAL AND REGULATORY MATTERS
--------------------------------------------------------------------------------

The United States Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Wisconsin Attorney General ("WAG"), and the Wisconsin Department of Financial Institutions ("WDFI") are investigating active trading of the Strong Funds by employees of Strong Capital Management, Inc. ("Strong"), including Richard S. Strong, former employee and Chairman of Strong. The Independent Directors of the Strong Funds are also investigating these matters with the assistance of counsel and an independent consulting firm. The Independent Directors intend to obtain appropriate redress if they determine that the Strong Funds were harmed. In addition, Strong has received one or more subpoenas from the West Virginia Attorney General ("WVAG") and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Effective November 2, 2003, the Independent Directors accepted Mr. Strong's resignation as Chairman of the Strong Funds' Boards. Effective December 2, 2003, Mr. Strong resigned as Director of the Funds' Boards, as Chairman, Chief Investment Officer, and Director of Strong, and as Chairman and Director of Strong Financial Corporation, and its affiliates.



Strong is aware of a complaint filed and simultaneously settled on September 3, 2003 (the "Complaint"), by NYAG on behalf of the State of New York, against Canary Capital Partners, LLC, et al. (collectively, "Canary"), which alleges that Canary engaged in certain improper trading practices characterized as "late-day trading" and "market timing" with various mutual funds. Strong and certain Strong Funds are referenced, although not named as parties in the Complaint, with respect to the market timing allegations. On September 5, 2003, the SEC began an inquiry based on matters related to, and set forth in, the Complaint. On

YOUR INVESTMENT


September 24, 2003, the WDFI asked that certain information and documents be provided related to the matters referenced in the Complaint. Strong is currently cooperating with the NYAG, the SEC, the WAG, the WDFI, the WVAG, and other regulatory agencies with respect to their separate inquiries into these matters. On September 26, 2003, Strong announced its commitment to make appropriate reimbursement if it is determined that the transactions set forth in the Complaint adversely affected investors in the Strong Funds referenced in the Complaint. On October 30, 2003, Mr. Strong announced that he has committed to personally compensate the Strong Funds for any financial losses they may have experienced as a result of his transactions.



As of the date of this prospectus, Strong is aware of multiple class and derivative actions ("Actions") filed since September 4, 2003, with respect to the factual matters referenced in the Complaint and the subject matter of the regulatory investigations naming, among others, Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their officers and directors as defendants. These Actions have been filed in the following federal and state courts: U.S. District Court for the Southern District of New York; U.S. District Court, District of New Jersey; U.S. District Court, Eastern District of Wisconsin, Milwaukee Division; U.S. District Court, Western District of Wisconsin; Superior Court of New Jersey Law Division of Hudson; State of Wisconsin Circuit Court, Milwaukee County; State of Wisconsin Circuit Court, Waukesha County; Supreme Court of the State of New York; Superior Court of the State of California, County of Los Angeles; and U.S. District Court, District of Connecticut. On February 20, 2004, the United States Judicial Panel for Multi District Litigation ("MDL") ordered the transfer of those cases involving late trading or market timing in several mutual funds to the District of Maryland so they could be coordinated and possibly consolidated with other cases involving the same fund family. Several Actions naming Strong or one or more of its affiliates as a defendant were subject to this order, and it is expected that the MDL will soon order all or most of the other federal court Actions involving Strong to be transferred to the

                                                                YOUR INVESTMENT


District of Maryland as "tag-along actions." The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds' prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs' attorneys' fees and experts' fees, and/or replacement of the Board of Directors of the Strong Funds. Additional lawsuits may be filed in the same or other venues presenting allegations and demands for relief. Strong expects that any such lawsuits would contain allegations including the matters discussed in this prospectus and that the demands for relief would not materially differ from those described above.


AFFILIATED ADVISORY PROGRAMS
--------------------------------------------------------------------------------

Strong, on behalf of participants in programs managed by Strong, may invest a portion of the program's assets in any one Strong Fund that could represent a significant portion of the Fund's assets. In such instance, Strong's decision to make changes to or rebalance the program's allocations may substantially impact the Fund's performance.


INITIAL PUBLIC OFFERINGS
--------------------------------------------------------------------------------
Each Fund, except the Dow 30 Value Fund, may participate in the initial public offering (IPO) market. However, a Fund's access to profitable IPOs may be limited. Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more-established companies. In addition, a Fund may sell its IPO investments soon after buying them, which may result in higher trading costs and adverse tax consequences. When a Fund is small, profitable IPOs may greatly increase the Fund's

YOUR INVESTMENT

total returns, but the Fund is not likely to achieve the same level of performance when it grows larger.

PERCENTAGE RESTRICTIONS
--------------------------------------------------------------------------------
The Funds' prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Funds may invest (Percentage Restrictions). Percentage Restrictions apply at the time a Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.


The Dow 30 Value Fund, Mid Cap Disciplined Fund, Multi Cap Value Fund, Small Company Value Fund, and Small/Mid Cap Value Fund has adopted a non-fundamental policy to provide 60 days' advance notice to shareholders if it changes its strategy of investing, under normal conditions, at least 80% of its net assets in a particular type of investment, industry, country, or geographic region suggested by its name.

                                                                YOUR INVESTMENT


COMPARING THE FUNDS
--------------------------------------------------------------------------------
The following will help you to distinguish among the Funds and determine their suitability for your investment needs:


                       Equity     Bond     Foreign
       Fund            Range      Range    Range    Focus
       ------------------------------------------------------------------
       Dividend        80 to 100% 0 to 20% 0 to 20% Medium- and large-
       Income                                       capitalization,
                                                    dividend-paying
                                                    stocks
       Dow 30 Value    80 to 100% 0 to 20% 0%       Companies that make
                                                    up the Dow Jones
                                                    Industrial Average
       Mid Cap         80 to 100% 0 to 20% 0 to 25% Medium-
       Disciplined                                  capitalization
                                                    equity securities
       Multi Cap Value 80 to 100% 0 to 20% 0 to 30% Small-, medium-, and large-capitalization
                                                    equity securities
       Small Company   80 to 100% 0 to 20% 0 to 25% Small-capitalization
       Value                                        equity securities
       Small/Mid Cap   80 to 100% 0 to 20% 0 to 30% Small- and medium-
       Value                                        capitalization equity
                                                    securities
       Strategic Value 65 to 100% 0 to 35% 0 to 25% Small-, medium-, and large-capitalization
                                                    equity securities

------------------------------------------------------


THE DOW 30 VALUE FUND IS NOT SPONSORED BY DOW JONES

The Dow 30 Value Fund is not sponsored, endorsed, sold, or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. Dow Jones' only relationship to the Fund is the licensing of certain trademarks and

YOUR INVESTMENT

trade names of Dow Jones and of the Dow Jones Industrial Average/SM/ which is determined, composed, and calculated by Dow Jones without regard to the Fund. Dow Jones has no obligation to take the needs of the Fund or its shareholders into consideration in determining, composing, or calculating the Dow Jones Industrial Average/SM/. Dow Jones is not responsible for and has not participated in the determination of the timing, prices, or quantities of the Fund's shares to be issued or in the determination or calculation of the equation by which the Fund's shares are to be redeemed. Dow Jones has no obligation or liability in connection with the administration or marketing of the Fund.

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGE/SM/ OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, SHAREHOLDERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGE/SM/ OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INDUSTRIAL AVERAGE/SM/ OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND THE FUND.

                                                                YOUR INVESTMENT


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This information describes the performance of the Investor Class shares of each Fund for the periods shown. Certain information reflects financial results for a single Investor Class share outstanding for the entire period. "Total Return" shows how much an investment in the Investor Class shares of each Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. Effective December 8, 2001, the Dividend Income Fund, formerly the American Utilities Fund, changed its name, investment strategy, and certain fundamental investment policies. Certain performance shown for the Dividend Income Fund is based on the historical performance of the Fund under its previous investment strategy (i.e., to primarily invest in U.S. public utility companies) from the inception of the Fund through December 7, 2001. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

YOUR INVESTMENT

STRONG DIVIDEND INCOME FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                               Dec. 31, Dec. 31, Dec. 31, Dec. 31   Oct. 31, Oct. 31,
SELECTED PER-SHARE DATA/(A)/     2003     2002     2001   2000/(b)/   2000     1999
-------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                      $11.85   $15.19   $17.49   $17.31    $17.18   $16.31
Income From Investment
 Operations:
  Net Investment Income
   (Loss)                         0.16     0.15     0.35     0.07      0.37     0.37
  Net Realized and Unrealized
   Gains (Losses) on
   Investments                    2.72    (3.09)   (2.30)    1.01      1.88     1.52
-------------------------------------------------------------------------------------
  Total From Investment
   Operations                     2.88    (2.94)   (1.95)    1.08      2.25     1.89
Less Distributions:
  From Net Investment
   Income                        (0.16)   (0.15)   (0.35)   (0.08)    (0.36)   (0.41)
  From Net Realized Gains           --    (0.25)      --    (0.82)    (1.76)   (0.61)
-------------------------------------------------------------------------------------
  Total Distributions            (0.16)   (0.40)   (0.35)   (0.90)    (2.12)   (1.02)
-------------------------------------------------------------------------------------
Net Asset Value, End of Period  $14.57   $11.85   $15.19   $17.49    $17.31   $17.18
====================================================================================

RATIOS AND
SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------
Total Return                    +24.5%   -19.8%   -11.2%    +6.6%    +15.4%   +11.8%
Net Assets, End of Period
 (In Millions)                    $141     $151     $234     $298      $260     $245
Ratio of Expenses to
 Average Net Assets
 Before Expense Offsets           1.4%     1.4%     1.1%     1.0%*     1.0%     1.0%
Ratio of Expenses to
 Average Net Assets               1.4%     1.4%     1.1%     1.0%*     1.0%     1.0%
Ratio of Net Investment
 Income (Loss) to Average
 Net Assets                       1.2%     1.0%     2.1%     2.5%*     2.3%     2.2%
Portfolio Turnover Rate/(c)/     92.2%   114.1%    76.9%     7.0%    106.8%    74.9%


  *Calculated on an annualized basis.
(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)In 2000, the Fund changed its fiscal year-end from October to December.
(c)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                                YOUR INVESTMENT

STRONG DOW 30 VALUE FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                        Dec. 31, Dec. 31, Dec. 31, Dec. 31, Dec. 31,
SELECTED PER-SHARE DATA/(A)/              2003     2002     2001     2000     1999
------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                               $10.35   $12.44   $13.49   $14.22   $11.43
Income From Investment
 Operations:
  Net Investment Income (Loss)             0.12     0.09     0.07     0.06     0.05
  Net Realized and Unrealized
   Gains (Losses) on Investments           2.64    (2.09)   (1.05)   (0.73)    2.79
------------------------------------------------------------------------------------
  Total From Investment
   Operations                              2.76    (2.00)   (0.98)   (0.67)    2.84
Less Distributions:
  From Net Investment Income              (0.12)   (0.09)   (0.07)   (0.06)   (0.05)
------------------------------------------------------------------------------------
  Total Distributions                     (0.12)   (0.09)   (0.07)   (0.06)   (0.05)
------------------------------------------------------------------------------------
Net Asset Value, End of Period           $12.99   $10.35   $12.44   $13.49   $14.22
====================================================================================

RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------
Total Return                             +26.7%   -16.1%    -7.3%    -4.8%   +24.9%
Net Assets, End of Period (In Millions)     $88      $88     $108     $160     $114
Ratio of Expenses to Average
 Net Assets Before Expense Offsets         1.4%     1.4%     1.3%     1.2%     1.1%
Ratio of Expenses to Average
 Net Assets                                1.4%     1.4%     1.3%     1.2%     1.1%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                     1.0%     0.8%     0.5%     0.5%     0.6%
Portfolio Turnover Rate                  123.0%   109.4%   110.6%    87.1%    64.8%


(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

YOUR INVESTMENT

STRONG MID CAP DISCIPLINED FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                        Dec. 31, Dec. 31,   Dec. 31,      Dec. 31,    Dec. 31,
SELECTED PER-SHARE DATA/(A)/              2003     2002       2001          2000        1999
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                               $14.85   $17.42   $15.50        $13.52        $10.00
Income From Investment
 Operations:
  Net Investment Income (Loss)             0.02     0.01    (0.02)        (0.00)/(b)/   (0.10)
  Net Realized and Unrealized
   Gains (Losses) on Investments           5.99    (2.06)    1.94          3.00          3.62
----------------------------------------------------------------------------------------------
  Total From Investment Operations         6.01    (2.05)    1.92          3.00          3.52
Less Distributions:
  From Net Investment Income              (0.02)      --       --         (0.06)           --
  From Net Realized Gains                 (0.71)   (0.52)   (0.00)/(b)/   (0.96)           --
----------------------------------------------------------------------------------------------
  Total Distributions                     (0.73)   (0.52)   (0.00)/(b)/   (1.02)           --
----------------------------------------------------------------------------------------------
Net Asset Value, End of Period           $20.13   $14.85   $17.42        $15.50        $13.52
==============================================================================================

RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------
Total Return                             +40.7%   -11.8%   +12.4%        +22.8%        +35.2%
Net Assets, End of Period (In Millions)    $315     $155      $92           $18            $6
Ratio of Expenses to Average
 Net Assets Before Expense Offsets         1.5%     1.5%     1.5%          1.9%          2.0%
Ratio of Expenses to Average
 Net Assets                                1.5%     1.5%     1.5%          1.9%          2.0%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                     0.1%     0.1%    (0.2%)        (0.1%)        (0.9%)
Portfolio Turnover Rate                  251.5%   430.7%   647.6%        300.6%        245.7%


(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

(b)Amount calculated is less than $0.005.

                                                                YOUR INVESTMENT


STRONG MULTI CAP VALUE FUND -- INVESTOR CLASS

--------------------------------------------------------------------------------

                               Dec. 31, Dec. 31, Dec. 31,   Sept. 30,       Sept. 30,     Sept. 30,
SELECTED PER-SHARE DATA/(A)/     2003     2002   2001/(b)/  2001/(c)/         2000          1999
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                      $40.13   $52.60   $45.71    $51.89        $46.10           $49.85
Income From Investment
 Operations:
  Net Investment Income
   (Loss)                        (0.24)   (0.20)   (0.05)     0.02         (0.00)/(d)(e)/    0.44
  Net Realized and Unrealized
   Gains (Losses) on
   Investments                   15.74   (12.27)    6.96     (6.20)         6.29            (3.83)
---------------------------------------------------------------------------------------------------
  Total From Investment
   Operations                    15.50   (12.47)    6.91     (6.18)         6.29            (3.39)
Less Distributions:
  From Net Investment
   Income                           --       --    (0.02)       --         (0.50)           (0.36)
---------------------------------------------------------------------------------------------------
  Total Distributions               --       --    (0.02)       --         (0.50)           (0.36)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period  $55.63   $40.13   $52.60    $45.71        $51.89           $46.10
===================================================================================================

RATIOS AND
SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
Total Return                    +38.6%   -23.7%   +15.1%    -11.9%        +13.7%            -6.9%
Net Assets, End of Period
 (In Millions)                    $237     $220     $353      $308          $402             $659
Ratio of Expenses to
 Average Net Assets
 Before Expense Offsets           1.6%     1.6%     1.5%*     1.6%          1.5%             1.4%
Ratio of Expenses to
 Average Net Assets               1.5%     1.6%     1.5%*     1.6%          1.5%             1.4%
Ratio of Net Investment
 Income (Loss) to Average
 Net Assets                      (0.5%)   (0.4%)   (0.1%)*   (0.0%)/(d)/   (0.0%)/(d)/       0.6%
Portfolio Turnover Rate          65.0%    65.8%    18.1%     58.1%         52.2%            67.1%


  *Calculated on an annualized basis.
(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.



(b)In 2001, the Fund changed its fiscal year-end from September to December.




(c)Effective May 14, 2001 Strong Capital Management, Inc. assumed the investment advisory responsibilities from Strong Schafer Capital Management, LLC.


(d)Amount calculated is less than $0.005 or 0.05%.


(e)Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

YOUR INVESTMENT


STRONG SMALL COMPANY VALUE FUND -- INVESTOR CLASS

--------------------------------------------------------------------------------

                                                               Dec. 31, Dec. 31,
SELECTED PER-SHARE DATA/(A)/                                     2003   2002/(b)/
---------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $ 9.12   $10.00
Income From Investment Operations:
  Net Investment Income (Loss)                                   (0.05)   (0.05)
  Net Realized and Unrealized Gains (Losses) on Investments       5.71    (0.83)
---------------------------------------------------------------------------------
  Total From Investment Operations                                5.66    (0.88)
Less Distributions:
  From Net Realized Gains                                        (0.87)      --
---------------------------------------------------------------------------------
  Total Distributions                                            (0.87)      --
---------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $13.91   $ 9.12
=================================================================================

RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------
Total Return                                                    +62.5%    -8.8%
Net Assets, End of Period (In Millions)                            $40       $8
Ratio of Expenses to Average Net Assets Before Expense Offsets    1.9%     2.6%*
Ratio of Expenses to Average Net Assets                           1.7%     2.0%*
Ratio of Net Investment Income (Loss) to Average Net Assets      (0.9%)   (1.0%)*
Portfolio Turnover Rate                                         155.5%   200.5%


  *Calculated on an annualized basis.
(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

(b)For the period March 28, 2002 (inception date) to December 31, 2002.

                                                                YOUR INVESTMENT


STRONG SMALL/MID CAP VALUE FUND -- INVESTOR CLASS

--------------------------------------------------------------------------------

                                                               Dec. 31, Dec. 31,
SELECTED PER-SHARE DATA/(A)/                                     2003   2002/(b)/
---------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $ 7.58   $10.00
Income From Investment Operations:
  Net Investment Income (Loss)                                   (0.03)   (0.04)
  Net Realized and Unrealized Gains (Losses) on Investments       4.46    (2.38)
---------------------------------------------------------------------------------
  Total From Investment Operations                                4.43    (2.42)
Less Distributions:
  From Net Investment Income                                        --       --
---------------------------------------------------------------------------------
  Total Distributions                                               --       --
---------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $12.01   $ 7.58
=================================================================================

RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------
Total Return                                                    +58.4%   -24.2%
Net Assets, End of Period (In Millions)                             $9       $3
Ratio of Expenses to Average Net Assets Before Expense Offsets    2.9%     3.6%*
Ratio of Expenses to Average Net Assets                           1.8%     1.9%*
Ratio of Net Investment Income (Loss) to Average Net Assets      (0.6%)   (0.7%)*
Portfolio Turnover Rate                                         132.0%   107.7%



  *Calculated on an annualized basis


(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.


(b)For the period March 28, 2002 (inception date) to December 31, 2002.

YOUR INVESTMENT


STRONG STRATEGIC VALUE FUND -- INVESTOR CLASS

--------------------------------------------------------------------------------

                                                               Dec. 31, Dec. 31,
SELECTED PER-SHARE DATA/(A)/                                     2003   2002/(b)/
---------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $ 7.99   $10.00
Income From Investment Operations:
  Net Investment Income (Loss)                                    0.03     0.02
  Net Realized and Unrealized Gains (Losses) on Investments       2.07    (2.01)
---------------------------------------------------------------------------------
  Total From Investment Operations                                2.10    (1.99)
Less Distributions:
  From Net Investment Income                                     (0.03)   (0.02)
---------------------------------------------------------------------------------
  Total Distributions                                            (0.03)   (0.02)
---------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $10.06   $ 7.99
================================================================================

RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------
Total Return                                                    +26.2%   -19.9%
Net Assets, End of Period (In Millions)                             $2       $1
Ratio of Expenses to Average Net Assets Before Expense Offsets    4.3%     5.9%*
Ratio of Expenses to Average Net Assets                           1.9%     1.9%*
Ratio of Net Investment Income (Loss) to Average Net Assets       0.3%     0.5%*
Portfolio Turnover Rate                                         139.3%    56.9%



  *Calculated on an annualized basis


(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.


(b)For the period March 28, 2002 (inception date) to December 31, 2002.

                                                                   YOUR ACCOUNT



SHARE PRICE
--------------------------------
Your price for buying, selling, or exchanging shares of a specific class of a Fund is the net asset value per share (NAV) for that class of shares. NAV is generally calculated as of the close of trading on the New York Stock Exchange
(NYSE) (usually 3:00 p.m., Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.


NAV is based on the value of the securities in a Fund's portfolio. Generally, market value is determined on the basis of information furnished by a pricing service or broker quotations, as appropriate.


FAIR VALUE PRICING


If pricing service information or broker quotations are not readily available, the Fund may price those securities using fair value procedures approved by the Board of Directors of the Strong Funds. A Fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures to price the same securities.


FOREIGN SECURITIES

Some of a Fund's portfolio securities may be listed on foreign exchanges that trade on days when we do not calculate a NAV. As a result, the value of the Fund's investments may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that we calculate the Fund's NAV. Events affecting the values of foreign securities that occur after the time a foreign exchange assigns a price to the foreign securities and before the time when we calculate a Fund's NAV, including movements of the

--------------------------------------------------------------------------------
We determine the share price or NAV of a class of shares by dividing the Fund's net assets attributable to the class of shares (the value of the Fund's investments, cash, and other assets attributable to the class of shares minus the Fund's liabilities attributable to the class of shares) by the number of shares in the class outstanding.

--------------------------------------------------------------------------------

YOUR ACCOUNT


domestic market, generally will be reflected in the Fund's NAV if we, under the supervision of the Board of Directors of the Strong Funds, determine that such events require fair valuation of those foreign securities that may be affected by the event.


12B-1 FEES
--------------------------------------------------------------------------------

The Small Company Value Fund, the Small/Mid Cap Value Fund, and the Strategic Value Fund have each adopted a Rule 12b-1 distribution and service plan for its Investor Class shares. Under the distribution and service plan, each Fund pays Strong Investments, Inc. (Distributor) or others (e.g., broker-dealers and financial advisors) a 12b-1 fee of 0.25% of average daily net assets to sell Investor Class shares and/or provide ongoing account services to distributors and shareholders. These services include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These 12b-1 fees also compensate the Distributor for other expenses including: (1) printing and distributing prospectuses to persons other than shareholders and (2) preparing, printing, and distributing advertising and sales literature and reports to shareholders used for sales purposes. Because Rule 12b-1 fees are ongoing, over time these fees will increase the cost of your investment and may cost more than other types of sales charges. We and/or an affiliate, including the Distributor, may make payments from our own resources to brokers, financial advisors, or others for selling or servicing Fund shares.


MANAGING YOUR ACCOUNT
--------------------------------------------------------------------------------
This section describes the ways you can manage your account in the Fund. Some transactions and requests will require a signature guarantee. See "Additional Information" for examples.

ONLINE
At www.Strong.com, you can access Fund performance and portfolio holding information, portfolio manager commentaries, account options information, account history, balances, and recent

                                                                   YOUR ACCOUNT


dividend information. In addition, you can update your mailing address and add or make changes to an Automatic Investment Plan. Also, you can sign up to receive regulatory documents and other materials, daily transaction reports, and account statements electronically, or you can request that we discontinue electronic delivery. Additional planning tools and market information are also available. You can manage your account online in the following ways:


.. OPEN AN ACCOUNT

 Complete and submit our online application; or current investors may open an account by exchanging shares from another Strong account. There is a maximum initial investment of $25,000 per application for new online accounts funded electronically from your bank account.


.. MAKE ADDITIONAL INVESTMENTS

 With Express Purchase/SM/, you can make additional investments of up to $100,000 each to an existing account directly from your bank account.


.. EXCHANGE SHARES

 For accounts with the Exchange Option, you can exchange shares between Strong accounts with the same registered owners, address, and taxpayer identification number.


.. SELL SHARES

 For accounts with the Redemption Option, you can submit redemption requests for up to $250,000 each. You may have a check mailed to your account's address or have the proceeds either electronically transmitted to a pre-authorized bank account, or, for the applicable fee, wired to a pre-authorized bank account.


BY MAIL
Please send all mail requests to Strong Funds, P.O. Box 2936, Milwaukee, WI 53201-2936. You can manage your account by mail in the following ways:

.. OPEN AN ACCOUNT
 Send a signed, completed application and a check or money order payable to Strong.

YOUR ACCOUNT


.. MAKE ADDITIONAL INVESTMENTS

 Send an Investment Form and a check or money order payable to Strong.


.. EXCHANGE SHARES

 Send written instructions, including your account number, the dollar amount or number of shares you wish to exchange, the names and signatures of all owners or other authorized persons to exchange shares between Strong accounts with the same registered owners and taxpayer identification number.


.. SELL SHARES

 Send written instructions, including your account number, the dollar amount or number of shares you wish to redeem, the names and signatures of all owners or other authorized persons and the account mailing address.


BY TELEPHONE

You may call 1-800-368-3863 to speak to a customer service representative. During times of unusual market activity, our customer service representatives may be busy, and you may experience a delay placing a telephone request. During these times, consider calling the Strong Direct(R) automated voice-recognition system at 1-800-368-7550 or using our web site at www.Strong.com. With Strong Direct, you can access current Fund share prices and other Fund information and account information. You can manage your account by telephone in the following ways:


.. OPEN AN ACCOUNT
 For accounts with the Exchange Option, you can exchange shares into a new Strong Fund.

.. MAKE ADDITIONAL INVESTMENTS

 With Express Purchase, you can make additional investments of up to $100,000 each to an existing account directly from your bank account.


.. EXCHANGE SHARES

 For accounts with the Exchange Option, you can exchange shares between Strong accounts with the same registered owners, and taxpayer identification number.

                                                                   YOUR ACCOUNT


.. SELL SHARES
 For accounts with the Redemption Option, you can have a check mailed to your account's address, electronically transmitted to a pre-authorized bank account, or, for the applicable fee, wired to a pre-authorized bank account.

AUTOMATICALLY
You can manage your account through automatic investment options in the following ways:

.. MAKE ADDITIONAL INVESTMENTS

 Automatic Investment Plan (AIP): An AIP allows you to make regular, automatic investments from your bank checking or savings account.


 Payroll Direct Deposit. The Payroll Direct Deposit Plan allows you to send all or a portion of your paycheck, Social Security check, military allotment, or annuity payment to the Fund of your choice.

 Dividends and Capital Gains. Your dividends and capital gains distributions will be automatically reinvested in additional shares, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account. If you elect to receive distributions paid by check, in its discretion, the Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. To change the current option for payment of dividends and capital gains distributions, please call 1-800-368-3863.

.. EXCHANGE SHARES
 The Automatic Exchange Plan allows you to make regular, automatic exchanges between Strong accounts.

.. SELL SHARES
 The Systematic Withdrawal Plan allows you to redeem a fixed sum from your account on a regular basis and send it electronically to a bank account or as a check to you or anyone you properly designate.

YOUR ACCOUNT


BY WIRE

Please call a customer service representative for wire instructions. Please note, your purchase order cannot be accepted until your wire payment is received by the Fund's agent. You can manage your account by wire in the following ways:



.. OPEN AN ACCOUNT


 Prior to your investment, a signed, completed application must be on file with the Fund's transfer agent.


.. MAKE ADDITIONAL INVESTMENTS

.. SELL SHARES

 For accounts with the Redemption Option and for the applicable fee, you can call a customer service representative to have the proceeds wired to a pre-authorized bank account.


THROUGH THIRD PARTIES

When you transact through a third party (rather than directly with us), the policies and fees may be different than described in this prospectus. Banks, broker-dealers, 401(k) plans, financial advisors, insurance companies, third-party administrators, and financial supermarkets (collectively, "financial intermediaries") may charge transaction and other fees and may set different investment minimums or limitations on buying or selling shares. The Fund may require financial intermediaries to transact through a registered clearing agency, such as the National Securities Clearing Corporation. Consult your financial intermediary for details. Broker-dealers, including the Distributor and other financial intermediaries, may sponsor or participate in promotional programs in which investors receive incentives for establishing an account with the financial intermediary and/or for purchasing shares of the Strong Funds. Contact your financial intermediary, or consult the statement of additional information for more information on these programs. We and/or an affiliate, including the Distributor, may make payments from our own resources to financial intermediaries for selling or servicing Fund shares. You can manage your account through a third party in the following ways:


.. OPEN AN ACCOUNT

.. MAKE ADDITIONAL INVESTMENTS

                                                                   YOUR ACCOUNT


.. EXCHANGE SHARES

.. SELL SHARES

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our web site or call a customer service representative for hours, directions, and the locations of our other Investor Centers.


INVESTMENT MINIMUMS
--------------------------------------------------------------------------------
When buying shares, you must meet the following investment minimum requirements:


                                  Initial Investment Additional Investment
                                  Minimum            Minimum
      --------------------------------------------------------------------
      Regular accounts            $2,500                     $100
      Coverdell Education Savings $1,000                     $100
      Accounts, traditional IRAs,
      Roth IRAs, SEP IRAs, and
      UGMA/UTMA accounts
      SIMPLE IRAs and 403(b)(7),  the lesser of              $ 50
      Keogh, Pension Plan, Profit $250 or $25
      Sharing Plan, and           per month
      401(k) Plan accounts*

--------------------------------------------------------------------------------

*If you open an employer-sponsored retirement plan account for which we provide or for which one of our alliance partners provides document or administrative services, there is no initial investment minimum.

YOUR ACCOUNT


ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
ACCOUNT OPTIONS AND SERVICES

Some account options and services are added to your account when it is opened, unless you choose otherwise, and some require registration. In addition, some options and services may be subject to additional restrictions or conditions. Visit our web site or call a customer service representative for more information or to request a Shareholder Account Options form.



CUSTOMER IDENTIFICATION REQUIREMENT


We are required to obtain certain personal information from you in order to verify your identity. If you do not provide this information, we may be unable to open an account for you. In certain circumstances, we may rely on a financial intermediary to assist with the verification of your identity. If we are unable to verify your identity, we may, without prior notice to you, reject additional purchases, suspend account options, close your account and redeem your shares at the next NAV minus any applicable sales charge, and/or take other action we deem reasonable. You will be responsible for any losses, taxes, expenses, fees, or other results of these actions.


DUPLICATE COPIES OF DOCUMENTS
Upon your request and for the applicable fee, you may obtain duplicate copies of documents, such as account statements and tax forms. Please call a customer service representative for more information.

EXCHANGING SHARES
An exchange of shares between Strong accounts is considered a sale and a purchase of shares for several purposes, including tax purposes, and may result in a capital gain or loss. Some Strong Funds charge a redemption fee as described in the appropriate Fund's prospectus. Purchases by exchange are subject to the investment requirements and other criteria of the Fund and class purchased. Please ask us for the appropriate prospectus, and read it before investing in any of the Strong Funds.

                                                                   YOUR ACCOUNT


HOUSEHOLDING
If we mail financial reports, prospectuses, or other regulatory material directly to you, we attempt to reduce the volume of mail you receive by sending only one copy of these documents to your household. You can call us at 1-800-368-3863 or write to us at the address listed on the back of this prospectus to request (1) additional copies free of charge or (2) that we discontinue our practice of householding regulatory materials.

LOW BALANCE ACCOUNT FEE

Because of the high cost of maintaining small accounts, an annual low balance account fee of $25 (or the value of the account if the account value is less than $25) will be charged to all accounts that fail to meet the initial investment minimum. The fee, which is payable to the transfer agent, will not apply to shareholders whose combined Strong Funds assets total $100,000 or more. We will waive the fee if an account balance falls below the account's initial investment minimum due solely to market fluctuations.




PURCHASES IN KIND
You may, if we approve, purchase shares of a Fund with securities that are eligible for purchase by the Fund (consistent with the Fund's investment restrictions, policies, and objectives) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies.

PURCHASING SHARES

We only accept checks payable to Strong. We do not accept cash, checks drawn on banks outside the U.S., or credit card checks, and we may refuse checks if Strong is not the original payee. You will be charged $25 for every check or Electronic Funds Transfer returned unpaid. When all or a portion of a purchase is received for investment without a clear Fund designation or for investment in one of our closed classes or Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Strong Money Market Fund. We will treat your inaction as approval of this purchase, until you later direct us to sell or exchange these shares of the Strong Money Market Fund, at the next NAV calculated after we accept your order.

YOUR ACCOUNT


RETIREMENT ACCOUNTS
We offer a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on:

.. INDIVIDUAL RETIREMENT PLANS, including traditional IRAs and Roth IRAs, call
  1-800-368-3863.

.. QUALIFIED RETIREMENT PLANS, including SIMPLE IRAs, SEP IRAs, 403(b)(7)s,
  Keoghs, Pension Plans, Profit Sharing Plans, and 401(k) Plans, call 1-800-368-2882.

There may be special distribution requirements for a retirement account. For more information, call the appropriate number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 and a $50 fee for transferring assets to another custodian or for closing a retirement account. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SELLING SHARES

After your redemption request is accepted, we normally send your proceeds on the next day NAV is calculated (Business Day). Proceeds transmitted electronically will usually arrive at your bank two banking days after we process your transaction. Proceeds transmitted by wire will usually arrive at your bank the first banking day after we process your transaction. If no direction is provided as to how or where to deliver the proceeds, we may mail a check to the address on the account. Because the post office will not forward checks, please notify us if your address has changed. If you recently purchased shares, the payment of your redemption may be delayed up to ten days to allow the purchase payment to clear. If you request a specific dollar amount to be redeemed, and due to market fluctuations, the account balance is less than the requested amount, we may redeem the remaining account balance.

                                                                   YOUR ACCOUNT

In some cases, your request will require a signature guarantee in order to process the redemption. Review the "Signature Guarantees" section that follows for details.


SHORT-TERM TRADING


The Fund attempts to deter short-term trading that may be disruptive to the efficient management of the Fund. The Fund may consider several factors when evaluating shareholder trading activities, including, but not limited to: (1) the amount of a transaction; (2) the frequency of transactions; (3) the time frame between which purchases and redemptions (including exchanges) are executed; and (4) the Fund's asset size. Shareholders who engage in such trading may be subject, without prior notice, to action by or on behalf of the Fund, including, but not limited to: (1) a request to cease such activities;
(2) rejection of any or all future purchase requests in one, several, or all Strong Funds; or (3) a refusal of, change to, discontinuance of, or temporary suspension of any or all account services.



Although the Fund attempts to deter this type of trading, it may not always be successful because, among other things, Fund shares may be purchased and redeemed indirectly by underlying shareholders aggregated in omnibus accounts maintained by brokers, retirement plans, fee-based investment programs, and other intermediaries. The Fund may receive limited information about transactions by an underlying shareholder in such accounts. Therefore, the Fund cannot always know about or reasonably be expected to detect potentially disruptive short-term trading.



If the Fund is unable to deter this type of trading, it may adversely affect the long-term performance of the Fund by requiring the Fund to maintain larger amounts of cash or cash-type securities than the Fund's manager might otherwise choose to maintain, or to liquidate portfolio holdings at a disadvantageous time, thereby increasing brokerage, administrative, and other expenses.

YOUR ACCOUNT


SIGNATURE GUARANTEES

A Medallion signature guarantee is designed to protect shareholders and the Fund against fraudulent transactions by unauthorized persons. The transactions for which a Fund will require such a signature guarantee for all authorized owners of an account include but are not limited to:



.. When requesting that redemption proceeds be sent to a different name or address than is registered on an account, including another Strong account,



.. When establishing a bank address with no owner(s) in common with the Strong account owner(s) or when all Strong joint account owners are not also bank account owners,



.. When transferring the ownership of an account to another individual or organization,



.. When requesting to redeem or redeposit shares that have been issued in certificate form,


.. If adding/changing a name or adding/removing an owner on an account, and

.. If adding/changing the beneficiary on a transfer-on-death account.


A Medallion signature guarantee may be required at our discretion to initiate a redemption (including exchanges and transfers).


A Medallion signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. Please note that a notary public stamp or seal is not a substitute for a Medallion signature guarantee.

TELEPHONE AND ELECTRONIC TRANSACTIONS
We use reasonable procedures to confirm that telephone and electronic transaction requests are genuine and may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received by telephone or electronically, provided we reasonably believe the

                                                                   YOUR ACCOUNT

instructions were genuine. For transactions through our automated voice recognition system and our web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN, or password.

VERIFICATION OF ACCOUNT STATEMENTS
Contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

DISTRIBUTIONS
--------------------------------------------------------------------------------
DISTRIBUTION POLICY

To the extent they are available, each Fund, except the Dividend Income Fund, generally pays you dividends from net investment income and distributes net realized capital gains at least annually. To the extent they are available, the Dividend Income Fund generally pays you dividends from net investment income quarterly and distributes net realized capital gains at least annually. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains.


REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Your dividends and capital gains distributions will be automatically reinvested in additional Investor Class shares of the Fund, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account. If you elect to receive distributions by check, in its discretion, the Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. To change the

YOUR ACCOUNT

current option for payment of dividends and capital gains distributions, please call 1-800-368-3863.

               TAXES
                                               --------------------------------
               TAXABLE DISTRIBUTIONS

               For federal tax purposes, any distributions you receive of net investment income (excluding qualified dividend income) and net short-term capital gains are generally taxable as ordinary dividend income at your income tax rate. Distributions of net long-term capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. Distributions of qualified dividend income generally will be taxable at long-term capital gains rates. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them. In addition, the active trading approach of the Dow 30 Value Fund, the Mid Cap Disciplined Fund, the Small Company Value Fund, the Small/Mid Cap Value Fund, and the Strategic Value Fund may increase the amount of distributions that you receive from the Fund.


48



--------------------------------------------------------------------------------
Generally, if your investment is in a traditional IRA or other TAX-DEFERRED ACCOUNT, your dividends and distributions will not be taxed at the time they are paid but instead at the time you withdraw them from your account.

--------------------------------------------------------------------------------

                                                                   YOUR ACCOUNT


RETURN OF CAPITAL
If your Fund's distributions exceed its earnings and profits, all or a portion of those distributions may be treated as a return of capital to you, which will generally reduce the cost basis of your shares. Such distributions may also be treated as a sale of your shares.


YEAR-END TAX STATEMENT


To assist you in tax preparation, after the end of each calendar year, we will send you a statement of your Fund's net investment income, dividends (designating qualified dividend income), and net capital gains distributions (Form 1099).


BACKUP WITHHOLDING

By law, we must withhold 28% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security number or taxpayer identification number.


Because everyone's tax situation is unique, you should consult your tax professional for assistance.

                                                                             49



--------------------------------------------------------------------------------
Unless your investment is in a tax-deferred retirement account such as an IRA, YOU MAY WANT TO AVOID:
.. Investing a large amount in a Fund close to the end of the calendar year. If the Fund makes a capital gains distribution, you may receive some of your investment back as a taxable distribution.

.. Selling shares of a Fund at a loss if you have purchased (including by reinvesting dividends and distributions) additional shares of the same Fund within 30 days prior to the sale or if you plan to purchase additional shares of the same Fund within 30 days following the sale. This is called a wash sale, and you will not be allowed to claim a tax loss on the transaction.


--------------------------------------------------------------------------------

YOUR ACCOUNT

RESERVED RIGHTS
--------------------------------------------------------------------------------
We reserve the right to:


.. Refuse, change, discontinue, or temporarily suspend account services, including, but not limited to, exchange, automatic investment or redemption plans, or telephone, facsimile, and online account services, for any reason.



.. Reject any purchase request for any reason, including exchanges from other
  Strong Funds and automatic investment plan purchases.


.. Change the minimum or maximum investment amounts.


.. Delay sending out redemption proceeds for up to seven days


.. Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.

.. Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of a Fund's assets.

.. Close any account that does not meet minimum investment requirements. We will give you 60 days' notice to increase your balance to the required minimum.

.. Waive the initial investment minimum at our discretion.

.. Reject any purchase or redemption request that does not contain all required documentation.

.. Amend or terminate purchases in kind at any time.

NOTES
--------------------------------------------------------------------------------

FOR MORE INFORMATION
--------------------------------------------------------------------------------
More information is available upon request at no charge, including:

SHAREHOLDER REPORTS: Additional information is available in the annual and semiannual report to shareholders. These reports contain a letter from management, discuss recent market conditions and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies, strategies, risks, and techniques. A current SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

TO REQUEST INFORMATION OR TO ASK QUESTIONS:


           BY TELEPHONE                     FOR HEARING-IMPAIRED
           1-414-359-1400 or 1-800-368-3863 (TDD)  1-800-999-2780

           BY MAIL                          BY OVERNIGHT DELIVERY
           Strong Funds                     Strong Funds
           P.O. Box 2936                    900 Heritage Reserve
           Milwaukee, WI 53201-2936         Menomonee Falls, WI 53051

             ON THE INTERNET                    BY E-MAIL
             View online or download documents: service@Strong.com
             Strong Funds: www.Strong.com
             SEC*: www.sec.gov

This prospectus is not an offer to sell securities in places other than the United States and its territories.

*Information about the Funds (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may call the SEC at (202) 942-8090 for information about the operation of the Public Reference Room. Reports and other information about the Funds are also available from the EDGAR Database on the SEC's web site at www.sec.gov. You may obtain a copy of this information, after paying a duplicating fee, by sending a written request to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by sending an e-mail request to publicinfo@sec.gov.



Strong Dividend Income Fund, a series of Strong Conservative Equity Funds, Inc., SEC file number: 811-07656
Strong Dow 30 Value Fund, a series of Strong Equity Funds, Inc., SEC file number: 811-08100
Strong Mid Cap Disciplined Fund, a series of Strong Equity Funds, Inc., SEC file number: 811-08100

Strong Multi Cap Value Fund, a series of Strong Equity Funds II, Inc., SEC file number 811-04384

Strong Small Company Value Fund, a series of Strong Equity Funds II, Inc., SEC file number: 811-04384

Strong Small/Mid Cap Value Fund, a series of Strong Equity Funds II, Inc., SEC file number 811-04384




Strong Strategic Value Fund, a series of Strong Equity Funds II, Inc., SEC file number: 811-04384

          Please find STRONG'S PRIVACY POLICY inside this back cover.


                       RT43460 05-04 0405VLU/WH3264 05-04

                   STATEMENT OF ADDITIONAL INFORMATION ("SAI")

STRONG ADVISOR COMMON STOCK FUND, a series fund of Strong Common Stock Fund,
Inc.
STRONG ADVISOR ENDEAVOR LARGE CAP FUND, a series fund of Strong Common Stock Fund, Inc.
STRONG ADVISOR FOCUS FUND, a series fund of Strong Common Stock Fund, Inc. STRONG ADVISOR INTERNATIONAL CORE FUND, a series fund of Strong International Equity Funds, Inc.
STRONG ADVISOR LARGE COMPANY CORE FUND, a series fund of Strong Equity Funds,
Inc.
STRONG ADVISOR MID CAP GROWTH FUND, a series fund of Strong Equity Funds, Inc. STRONG ADVISOR SELECT FUND, a series fund of Strong Opportunity Fund, Inc. STRONG ADVISOR SMALL CAP VALUE FUND, a series fund of Strong Equity Funds, Inc. STRONG ADVISOR TECHNOLOGY FUND, a series fund of Strong Common Stock Fund, Inc. STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND, a series fund of Strong Opportunity Fund, Inc.
STRONG ADVISOR U.S. VALUE FUND, a series fund of Strong Conservative Equity Funds, Inc.
STRONG ADVISOR UTILITIES AND ENERGY FUND, a series fund of Strong Equity Funds, Inc.

P.O. Box 2936
Milwaukee, WI 53201
Telephone: 1-414-359-1400
Toll-Free: 1-800-368-3863
e-mail: service@Strong.com
web site: www.Strong.com


Throughout this SAI, the "Fund" refers to each Fund listed above, unless otherwise indicated. This SAI is not a prospectus and should be read together with the prospectus for the appropriate Fund dated May 1, 2004. Requests for copies of the prospectus should be made by calling any number listed above. The financial statements appearing in the Fund's Annual Report, which accompanies this SAI, are incorporated by reference into this SAI.



                                   May 1, 2004



RT43823 05-04                                               ADVEQYS/WH4117 05-04

TABLE OF CONTENTS                                                           PAGE

INVESTMENT RESTRICTIONS........................................................4
COMPARING THE FUNDS............................................................6
INVESTMENT POLICIES AND TECHNIQUES.............................................6
   Strong Advisor Common Stock Fund............................................6
   Strong Advisor Endeavor Large Cap Fund......................................6
   Strong Advisor Focus Fund...................................................7
   Strong Advisor International Core Fund......................................7
   Strong Advisor Large Company Core Fund......................................7
   Strong Advisor Mid Cap Growth Fund..........................................8
   Strong Advisor Select Fund..................................................8
   Strong Advisor Small Cap Value Fund.........................................9
   Strong Advisor Technology Fund..............................................9
   Strong Advisor U.S. Small/Mid Cap Growth Fund..............................10
   Strong Advisor U.S. Value Fund.............................................10
   Strong Advisor Utilities and Energy Fund...................................10
   Asset-Backed Debt Obligations..............................................11
   Borrowing..................................................................12
   Cash Management............................................................12
   Convertible Securities.....................................................12
   Debt Obligations...........................................................13
   Depositary Receipts........................................................13
   Derivative Instruments.....................................................14
   Energy Companies...........................................................23
   Exchange-Traded Funds......................................................23
   Foreign Investment Companies...............................................24

   Foreign Risks..............................................................24

   High-Yield (High-Risk) Securities..........................................25
   Illiquid Securities........................................................26
   Inflation-Indexed Securities...............................................27
   Lending of Portfolio Securities............................................27
   Mortgage-Backed Debt Securities............................................28
   Preferred Stock............................................................29
   Public Utility Companies...................................................29
   Repurchase Agreements......................................................30
   Reverse Repurchase Agreements and Mortgage Dollar Rolls....................30
   Sector Concentration.......................................................31
   Short Sales................................................................31
   Small and Medium Companies.................................................31
   Standby Commitments........................................................32
   Technology Companies.......................................................32
   Temporary Defensive Position...............................................32
   U.S. Government Securities.................................................32
   Variable- or Floating-Rate Securities......................................33
   Warrants...................................................................34
   When-Issued and Delayed-Delivery Securities................................34
   Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities.......................34
DIRECTORS AND OFFICERS........................................................35
PRINCIPAL SHAREHOLDERS........................................................40
INVESTMENT ADVISOR............................................................49
INVESTMENT SUBADVISORS........................................................57
   Advisor U.S. Small/Mid Cap Growth Fund.....................................57
   Advisor Utilities and Energy Fund..........................................58

ADMINISTRATOR.................................................................60
DISTRIBUTOR...................................................................66
DISTRIBUTION PLAN.............................................................67
PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................73
CUSTODIAN.....................................................................79
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT..................................79
TAXES.........................................................................85
DETERMINATION OF NET ASSET VALUE..............................................88
ADDITIONAL SHAREHOLDER INFORMATION............................................90
ORGANIZATION..................................................................93
SHAREHOLDER MEETINGS..........................................................96
INDEPENDENT AUDITORS..........................................................98
LEGAL COUNSEL.................................................................98
FINANCIAL STATEMENTS..........................................................98
APPENDIX A- DEFINITION OF CREDIT RATINGS......................................99
APPENDIX B - SHARE CLASSES...................................................106


No person has been authorized to give any information or to make any representations other than those contained in this SAI and its corresponding prospectus and, if given or made, such information or representations may not be relied upon as having been authorized. This SAI does not constitute an offer to sell securities.

INVESTMENT RESTRICTIONS

Fundamental Investment Limitations

The following are the Fund's fundamental investment limitations that, along with the Fund's investment objectives (which are described in the prospectus), cannot be changed without shareholder approval. To obtain approval, a majority of the Fund's outstanding voting securities must vote for the change. A majority of the Fund's outstanding voting securities means the vote of the lesser of: (1) 67% or more of the voting securities present, if more than 50% of the outstanding voting securities are present or represented, or (2) more than 50% of the outstanding voting securities.

Unless indicated otherwise below, the Fund:


1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.


2. May (a) borrow money from banks and (b) make other investments or engage in other transactions permissible under the Investment Company Act of 1940, as amended, ("1940 Act") that may involve a borrowing, provided that the combination of (a) and (b) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from the other Strong Funds or other persons to the extent permitted by applicable law.

3.   May not issue senior securities, except as permitted under the 1940 Act.


4. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, ("Securities Act") in connection with the purchase and sale of portfolio securities.


5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

6. May not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through (1) purchases of debt securities or other debt instruments or (2) engaging in repurchase agreements.

7. May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

9. May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Fund.


With respect to the Advisor Focus Fund and the Advisor Select Fund, Fundamental Investment Limitation No. 1 does not apply because those Funds are nondiversified.


Fundamental Investment Limitation No. 7 applies to the Advisor Technology Fund and Advisor Utilities and Energy Fund, except that, under normal conditions, the Advisor Technology Fund will invest more than 25% of its total assets in the securities of companies engaged in producing, developing, selling, using, or distributing technology products or services, and the Advisor Utilities and Energy Fund will invest more than 25% of its total assets in the securities of issuers in the utilities and energy sectors.


"Industry" classifications under Fundamental Investment Limitation No. 7 are based on the O'Neil Composite, as amended, or such comparable published classification as the Advisor shall select.


Non-Fundamental Operating Policies

The following are the Fund's non-fundamental operating policies, which may be changed by the Fund's Board of Directors without shareholder approval.

Unless indicated otherwise below, the Fund may not:


1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission ("SEC") or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3. Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

5. Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions, and policies as the Fund.

6. Engage in futures or options on futures transactions that are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act.

7. Borrow money except (a) from banks or (b) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

8. Make any loans other than loans of portfolio securities, except through (a) purchases of debt securities or other debt instruments or (b) engaging in repurchase agreements.

9. Make changes to the investment policy requiring a Fund with a name suggesting a focus on a particular type of investment, industry, country, or geographic region to invest, under normal conditions, a minimum percentage of the Fund's net assets which for purposes of this policy includes borrowings for investment purposes, in that respective investment, industry, country, or geographic region without first giving 60-days' advance notice to the Fund's shareholders.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in the Fund's assets (e.g. due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction. However, if, at any time, the Fund should fail to meet the 33 1/3% limitation in Fundamental Investment Limitation No. 2, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet the limitation. Maintenance of this percentage limitation may result in the sale of portfolio securities by the Fund at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.


With respect to the Advisor Focus Fund, Advisor Select Fund, and the Advisor International Core Fund, Non-Fundamental Policy No. 9 does not apply.

                               COMPARING THE FUNDS

                                    Anticipated
                                      Equity      Maximum Debt    Foreign
Fund                                 Exposure       Exposure     Securities
---------------------------------------------------------------------------
Advisor Common Stock Fund             80 to 100%            20%     0 to 25%
Advisor Endeavor Large Cap Fund       80 to 100%            20%     0 to 25%
Advisor Focus Fund                    65 to 100%            35%     0 to 25%
Advisor International Core Fund       65 to 100%            35%   65 to 100%
Advisor Large Company Core Fund       80 to 100%            20%     0 to 25%
Advisor Mid Cap Growth Fund           80 to 100%            20%     0 to 25%
Advisor Select Fund                   65 to 100%            35%     0 to 25%
Advisor Small Cap Value Fund          80 to 100%            20%     0 to 30%
Advisor Technology Fund               80 to 100%            20%     0 to 25%
Advisor U.S. Small/Mid Cap Growth
 Fund                                 80 to 100%            20%     0 to 25%
Advisor U.S. Value Fund               80 to 100%            20%     0 to 10%

Advisor Utilities and Energy Fund     80 to 100%            20%     0 to 30%

---------------------------------------------------------------------------

                       INVESTMENT POLICIES AND TECHNIQUES


The following information supplements the discussion of the Fund's investment objectives, strategies, policies, techniques, and risks as described in the prospectus.


Strong Advisor Common Stock Fund


..  The Fund will invest at least 80% of its net assets in common stocks of small- and medium-capitalization companies.
.. The Fund may invest up to 20% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.
.. Strong Capital Management, Inc., the Fund's investment advisor ("Advisor"), may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
..  The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
.. The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.


Strong Advisor Endeavor Large Cap Fund


.. Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities including common stocks, preferred stocks, and securities that are convertible into common stocks, such as warrants and convertible bonds, of large market capitalization companies, which, for the purposes of this Fund, are those companies with a market capitalization substantially similar to that of companies in the S&P 500 Composite Stock Price Index (S&P 500 Index) at the time of investment.
..  At times, however, the Fund may invest up to 20% of its net assets in intermediate- to long-term corporate or U.S. Government bonds.
..  The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
.. The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
.. The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.


Strong Advisor Focus Fund


.. Under normal conditions, the Fund will invest at least 65% of its total assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds. While the emphasis of the Fund is clearly on equity securities, the Fund may invest a limited portion of its assets in debt obligations when the Advisor perceives that they are more attractive than stocks on a long-term basis.
.. The Fund may invest up to 35% of its total assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.
.. The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
..  The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
.. The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.


Strong Advisor International Core Fund


.. Under normal conditions, the Fund will invest at least 65% of its total assets in foreign equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, that are issued by companies whose principal headquarters are located outside the U.S.
..  The Fund may invest up to 35% of its total assets in debt obligations, including debt obligations of U.S. issuers or foreign-government entities.
..  The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
.. The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.


Strong Advisor Large Company Core Fund


.. Under normal conditions, the Fund will invest at least 80% of its net assets in securities of approximately 50 large-capitalization companies which offer the potential for capital growth or which are believed to be undervalued relative to the market based on earnings, cash flow, or asset value. For the purposes of this Fund, large-capitalization companies are those companies with a market capitalization substantially similar to that of companies in the S&P 500 Index at the time of investment.

..  The Fund expects to remain within 5% of the sector allocation proportions in the S&P 500 Index.
.. Under normal conditions, at least 60% of the Fund's net assets will be invested in income-producing equity securities, consisting of common and preferred stocks and securities convertible into common stocks (e.g., convertible bonds and convertible preferred stocks).
.. The Fund may invest up to 20% of its net assets in debt obligations, including bonds, notes, rights and warrants, as well as short-term obligations.
.. The Fund may invest up to 15% of its net assets in non-investment-grade convertible debt obligations rated as low as C, or the equivalent, by a nationally recognized rating agency (i.e., junk bonds).
.. The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
.. The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.


Strong Advisor Mid Cap Growth Fund


.. The Fund will invest at least 80% of its net assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, of medium market capitalization companies, which for the purposes of this Fund, are those companies with a market capitalization substantially similar to that of companies in the Russell Midcap(R) Index at the time of the Fund's investment.
.. The Fund may invest up to 20% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.
.. The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
..  The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
.. The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.


Strong Advisor Select Fund


.. Under normal conditions, the Fund will invest at least 65% of its total assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds of companies of any size.
..  At times, however, the Fund may invest up to 35% of its net assets in intermediate- to long-term corporate or U.S. Government bonds.
.. The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
.. The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.

.. The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.


Strong Advisor Small Cap Value Fund


.. The Fund will invest at least 80% of its net assets in equity securities of small market capitalization companies, which for the purposes of this Fund, are those companies with a market capitalization substantially similar to that of companies in the Russell 2500 Index at the time of the Fund's investment, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds.
.. The Fund may invest up to 20% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.
.. The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
..  The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
.. The Fund may invest up to 30% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.


Strong Advisor Technology Fund


.. The Fund will invest at least 80% of its net assets in equity securities of companies of any size that derive at least 50% of their revenues, expenses, or profits from producing, developing, selling, using, or distributing technology products or services, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds.
.. The Fund may, however, invest up to 20% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.
.. The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
..  The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
.. The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.

Strong Advisor U.S. Small/Mid Cap Growth Fund


.. The Fund will invest at least 80% of its net assets in securities of small- and medium-capitalization U.S. companies, which, for purposes of the Fund, are companies with a market capitalization substantially similar to that of companies in the Russell 2500(TM) Index and Russell Midcap(R) Index, respectively, at the time of the Fund's investment.
.. The Fund may invest up to 20% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.
..  The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
.. The Fund may invest up to 20% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
.. Next Century Growth Investors, LLC ("Next Century") may invest up to 100% of the fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if Next Century determines that a temporary defensive position is advisable.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.


Strong Advisor U.S. Value Fund


.. Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities of U.S. issuers, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds.
..  The Fund generally invests 65% of its net assets in dividend paying equity securities.
..  The Fund may invest up to 20% of its net assets in intermediate- to long-term corporate or U.S. Government bonds.
.. The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
..  The Fund may invest up to 10% of its net assets in non-investment-grade debt obligations.
.. The Fund may invest up to 10% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.


Strong Advisor Utilities and Energy Fund


.. The Fund normally will invest at least 80% of its net assets in equity securities of public utility and energy companies of any size that pay current dividends and whose earnings are expected to improve. Equity securities in which the Fund may invest include common stocks, preferred stocks, and securities that are convertible into common stocks, such as warrants and convertible bonds.
.. The balance of the Fund, up to 20% of its net assets, may be invested in any type of security, including debt obligations and equity securities of companies in sectors other than utilities and energy.
..  The Fund may invest up to 5% of its net assets in non-investment-grade debt securities.
.. The Fund may invest up to 30% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
.. When W.H. Reaves & Co., Inc. ("Subadvisor") determines that market, economic, or political conditions warrant a temporary defensive position, the Fund may invest up to 100% of its assets in cash or cash-type securities
   (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments).

.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.


Unless noted above otherwise, if the Fund adheres to a percentage restriction specified above at the time of investment, a later increase or decrease in the percentage resulting from a change in the Fund's assets (e.g., due to cash inflows and redemptions), in the market value of the investment, or in the pricing, liquidity, or rating of the investment will not constitute a violation of that percentage restriction.

Net assets is defined as net assets plus borrowings for investment purposes.


The following information supplements the discussion of each Fund's investment objectives, strategies, policies, techniques, and risks described in the prospectus and applies to each Fund, unless noted otherwise. Where relevant, references to Strong Capital Management, Inc., the Funds' Advisor, include the Subadvisor, unless noted otherwise.


Asset-Backed Debt Obligations


Asset-backed debt obligations represent direct or indirect participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk and bankruptcy of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities.


The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of asset-backed debt obligations differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on asset-backed debt obligations, usually monthly, and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if these debt obligations are purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if these debt obligations are purchased at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on debt obligations purchased at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.


While asset-backed securities may be issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing selective credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics that mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates that adjust as a specified benchmark changes) or scheduled amortization of principal.



Asset-backed securities backed by assets other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.


Borrowing

The Fund may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements). However, the Fund may not purchase securities when its bank borrowings exceed 5% of the Fund's total assets. Presently, the Fund only intends to borrow from banks for temporary or emergency purposes.


The Fund has established a line-of-credit ("LOC") with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by the Fund within 60 days and is not extended or renewed. The Fund pays a commitment fee to the banks in order for the LOC to be available.


Cash Management

The Fund may invest directly in cash and short-term fixed-income securities, including, for this purpose, shares of one or more money market funds managed by the Advisor (collectively, the "Strong Money Funds"). The Advisor may receive advisory fees and its affiliate, Strong Investor Services, Inc., may receive administrative fees as to such investments in the Strong Money Funds from both the Fund and the Strong Money Funds. The Strong Money Funds seek current income, a stable share price of $1.00, and daily liquidity. All money market instruments can change in value when interest rates or an issuer's creditworthiness change dramatically. The Strong Money Funds cannot guarantee that they will always be able to maintain a stable net asset value of $1.00 per share.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

Debt Obligations

The Fund may invest a portion of its assets in debt obligations. Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call such securities during periods of falling interest rates and the Fund may have to replace such securities with lower yielding securities, which could result in a lower return for the Fund.

Price Volatility. The market value of debt obligations is affected primarily by changes in prevailing interest rates. The market value of a debt obligation generally reacts inversely to interest-rate changes, which means that, when prevailing interest rates decline, an obligation's price usually rises, and when prevailing interest rates rise, an obligation's price usually declines.


Maturity. In general, the longer the maturity of a debt obligation, the higher its yield but the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the lesser its sensitivity to changes in the interest rates and the greater the price stability. Commercial paper is generally considered the shortest maturity form of debt obligation.


Credit Quality. The value of debt obligations may also be affected by changes in the credit rating or financial condition of their issuers and obligors. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.

In conducting its credit research and analysis, the Advisor considers both qualitative and quantitative factors to evaluate the creditworthiness of individual issuers. The Advisor also relies, in part, on credit ratings compiled by a number of Nationally Recognized Statistical Rating Organizations ("NRSROs").

Depositary Receipts

The Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in the European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of the Fund's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs and EDRs shall be treated as indirect foreign investments. For example, an ADR or EDR representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

A depositary may establish an unsponsored facility without participation by (or even necessarily the permission of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facility. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and there may not be a correlation between such information and the market value of the depositary receipts.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Derivative Instruments


In General. The Fund may use derivative instruments for any lawful purpose consistent with its investment objectives, such as for hedging, managing risk, or obtaining market exposure. Derivative instruments are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities (commonly referred to as "underlying assets") or indexes.


A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter ("OTC") options (including options on forward and cap, floor, and collar swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.

An option is a contract in which the "holder" (the buyer) pays a certain amount ("premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative usually will receive fees or premiums, but generally is exposed to losses due to adverse changes in the value of the underlying asset or index.

A forward is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in market value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

Hedging. The Fund may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or are anticipated to be held in, its portfolio. Derivatives may also be used to "lock-in" realized but unrecognized gains in the value of its portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. To the extent that a hedge matures prior to or after the disposition of the investment subject to the hedge, any gain or loss on the hedge will be realized earlier or later than any offsetting gain or loss on the hedged investment.


Managing Risk/Market Exposure. The Fund may also use derivative instruments to manage the risks of its portfolio. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations in its portfolio, establishing a position in the derivatives markets as a substitute for buying, selling, or holding certain securities, or creating or altering exposure to certain types of investments (e.g., equity, debt, foreign securities, and floating-rate debt securities) or to certain commodities whose prices are related to certain securities in which the Fund may invest. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than "traditional" securities (i.e., stocks or bonds) would provide.



Exchange-Traded and OTC Derivatives. Derivative instruments may be exchange-traded or traded in OTC transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange. Exchange contracts are generally very liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. On the other hand, OTC derivative transactions are not traded on established exchanges and are not guaranteed by the creditworthiness of any exchange. Consequently, OTC derivative transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument. OTC derivative transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.



Risks. The use of derivative instruments involves risks as described below. Risks pertaining to particular derivative instruments are described in the sections that follow.


     (1) Market Risk. The primary risk of derivatives is the same as the risk of the underlying assets, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the ability of the Advisor to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. The Advisor's decision to engage in a derivative instrument will reflect its judgment that the derivative transaction will provide value to the Fund and its shareholders, and is consistent with the Fund's objectives, investment limitations, and operating policies. In making such a judgment, the Advisor will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund's entire portfolio and investment objectives.

     (2) Credit Risk. The Fund will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately negotiated or OTC derivative instruments, since generally a clearing agency, (which is the issuer or counterparty to each exchange-traded instrument), provides a guarantee of performance for exchange-traded derivatives. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses. The Fund will enter into transactions in derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract. In certain circumstances, the Advisor will obtain collateral for the Fund from the counterparty to minimize this credit risk.

     (3) Correlation Risk. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the instruments and the position hedged. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and the associated hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these derivative instruments are traded. The effectiveness of hedges using derivative instruments based on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.


     (4) Liquidity Risk. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, terminated early, or replaced quickly at or very close to its market value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements or by the derivative instrument to maintain assets as "cover," maintain segregated accounts, designate assets on its books and records, post collateral and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets, accounts, collateral or make such payments until the position expired, matured, or was closed out. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends, in part, on the existence of a liquid secondary market for such derivative instruments or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.


     (5) Legal Risk. Legal risk is the risk of loss caused by the legal unenforceability of a party's obligations under the derivative instrument. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative instruments.

     (6) Systemic or "Interconnection" Risk. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, which creates a large interdependent web of financial obligations. This interdependence raises the possibility that a default by one large dealer could create losses at other dealers and destabilize the entire market for OTC derivative instruments.

General Limitations. The use of derivative instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission ("CFTC"), and various state regulatory authorities. In addition, the Fund's ability to use derivative instruments may be limited by certain tax considerations.


The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 under the Commodity Exchange Act ("CEA") and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.



Leveraged Derivative Transactions. The SEC has identified certain trading practices involving derivative instruments that have the potential for leveraging the Fund's assets in a manner that raises senior security issues, as defined under the 1940 Act. In order to avoid creating a senior security and to limit the potential problems for leveraging of the Fund's assets when the Fund invests in derivatives, the SEC has stated that the Fund may use coverage or designation of the Fund's liquid assets. To the extent required by SEC guidelines, the Fund will not enter into any such leveraging derivative transactions unless it owns either: (1) an offsetting ("covered") position in securities, options, futures, or derivative instruments; or (2) cash or liquid securities positions with a value sufficient at all times to cover its potential obligations to the counterparty to the extent that the position is not "covered". Assets designated on the Fund's records cannot be sold while the related derivative position is open unless they are replaced with similar assets, and such designated assets may be deemed illiquid. As a result, the designation of a large portion of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


In some cases, the Fund may be required to maintain or limit exposure to a specified percentage of its assets to a particular asset class. In such cases, when the Fund uses a derivative instrument to increase or decrease exposure to an asset class and is required by applicable SEC guidelines to designate liquid assets on its books and records to secure its obligations under such derivative instruments, the Advisor may, where reasonable in light of the circumstances, measure compliance with the applicable percentage by reference to the nature of the economic exposure created through the use of the derivative instrument and not by reference to the nature of the exposure arising from the liquid assets designated on the Fund's books and records (unless another interpretation is specified by applicable regulatory requirements).

Options. The Fund may use options for any lawful purpose consistent with its investment objective such as hedging or managing risk. An option is a contract in which the "holder" (the buyer) pays a certain amount ("premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price ("strike price" or "exercise price") at or before a certain time ("expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to adverse changes in the value of the underlying asset. The Fund may buy (hold) or write (sell) put and call options on assets, such as securities, currencies, financial commodities, and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Fund may include European, American, and Bermuda style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option. If it is exercisable only at certain times, it is a "Bermuda" option.


The Fund may hold (buy) and write (sell) put and call options on underlying assets and enter into closing transactions with respect to such options to terminate an existing position. The purchase of a call option serves as a long hedge, and the purchase of a put option serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Fund would be considered illiquid to the extent described under "Investment Policies and Techniques -- Illiquid Securities." Writing put options serves as a limited long hedge because decreases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.


The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and the other party to the transaction ("counterparty") (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration. If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

The Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market represented by the relevant market index.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of the attempted hedging.

Spread Option Transactions. The Fund may use spread transactions for any lawful purpose consistent with its investment objective such as hedging or managing risk. The Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads (i.e., the yield spread between high quality and lower quality securities). Such protection is only provided during the life of the spread option.


Futures Contracts. The Fund may use futures contracts for any lawful purpose consistent with its investment objective such as hedging or managing risk. The Fund may enter into futures contracts, including, but not limited to, interest rate futures and index futures. The Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund may also purchase and sell interest rate futures contracts on a short-term trading basis as a means of managing the duration of and interest rate exposure of the Fund. The Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when the Advisor believes it is more advantageous to the Fund than purchasing the futures contract.


To the extent required by regulatory authorities, the Fund only enters into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the CEA by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to reduce the Fund's exposure to market or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through the use of futures contracts.

An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

No price is paid by the Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash and/or other appropriate liquid assets in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to designate liquid assets on its books and records.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

Single-stock futures are futures traded on individual stocks. When buying or selling single-stock futures, the Fund is obligated to fulfill the terms of the contract upon expiration, unless it offsets the position before then. Single-stock futures carry higher margin requirements than regular futures contracts. Trading single-stock futures also involves the risk of losing more than the Fund's initial investment.

Foreign Currency Derivatives. The Fund may purchase and sell foreign currency on a spot basis, and may use currency-related derivatives instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (i.e., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into). The Fund may use these instruments for hedging or any other lawful purpose consistent with the Fund's investment objective, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging, and position hedging. The Fund's use of currency-related derivative instruments will be directly related to the Fund's current or anticipated portfolio securities, and the Fund may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on its investment portfolio. In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.

For example, the Fund might use currency-related derivative instruments to "lock in" a U.S. dollar price for a portfolio investment, thereby enabling the Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. The Fund also might use currency-related derivative instruments when the Advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by the Fund. Furthermore, currency-related derivative instruments may be used for short hedges - for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

In addition, the Fund may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where the Advisor believes that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the Fund against the expected decline in the foreign currency exposure sold. For example, if the Fund owns securities denominated in a foreign currency and the Advisor believes that currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that the Advisor believes would better protect the Fund against the decline in the first security than would a U.S. dollar exposure. Hedging transactions that use two foreign currencies are sometimes referred to as "cross hedges." The effective use of currency-related derivative instruments by the Fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

The Fund also might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using currency-related derivative instruments on another foreign currency or a basket of currencies, the values of which the Advisor believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The use of currency-related derivative instruments by the Fund involves a number of risks. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

When the Fund engages in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, the Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund. The Fund will enter into transactions in currency-related derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract.

Purchasers and sellers of currency-related derivative instruments may enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract (or any other currency-related derivative instrument) at a time and price favorable to the Fund. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In the case of an exchange-traded instrument, the Fund will be able to close the position out only on an exchange that provides a market for the instruments. The ability to establish and close out positions on an exchange is subject to the maintenance of a liquid market, and there can be no assurance that a liquid market will exist for any instrument at any specific time. In the case of a privately negotiated instrument, the Fund will be able to realize the value of the instrument only by entering into a closing transaction with the issuer or finding a third party buyer for the instrument. While the Fund will enter into privately negotiated transactions only with entities that are expected to be capable of entering into a closing transaction, there can be no assurance that the Fund will in fact be able to enter into such closing transactions.

The precise matching of currency-related derivative instrument amounts and the value of the portfolio securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the currency-related derivative instrument position has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain.

Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, the Fund will normally purchase or sell OTC options on foreign currency only when the Advisor reasonably believes a liquid secondary market will exist for a particular option at any specific time.

There will be a cost to the Fund of engaging in transactions in currency-related derivative instruments that will vary with factors such as the contract or currency involved, the length of the contract period, and the market conditions then prevailing. The Fund using these instruments may have to pay a fee or commission or, in cases where the instruments are entered into on a principal basis, foreign exchange dealers or other counterparties will realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, for example, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

When required by the SEC guidelines, the Fund will designate liquid assets on its books and records to cover potential obligations under currency-related derivative instruments. To the extent the Fund's assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of the Fund's assets is so set aside, this could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


The Advisor's decision to engage in a transaction in a particular currency-related derivative instrument will reflect the Advisor's judgment that the transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objectives and policies. In making such a judgment, the Advisor will analyze the benefits and risks of the transaction and weigh them in the context of the Fund's entire portfolio and objectives. The effectiveness of any transaction in a currency-related derivative instrument is dependent on a variety of factors, including the Advisor's skill in analyzing and predicting currency values and upon a correlation between price movements of the currency instrument and the underlying security. There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund's use of currency-related derivative instruments is always subject to the risk that the currency in question could be devalued by the foreign government. In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by the Fund.


The Fund's dealing in currency-related derivative instruments will generally be limited to the transactions described above. However, the Fund reserves the right to use currency-related derivative instruments for different purposes and under different circumstances. Of course, the Fund is not required to use currency-related derivative instruments and will not do so unless deemed appropriate by the Advisor. It also should be realized that use of these instruments does not eliminate, or protect against, price movements in the Fund's securities that are attributable to other (i.e., non-currency related) causes. Moreover, while the use of currency-related derivative instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain that may result from an increase in the value of that currency.


"Swap" Derivative Transactions. The Fund may enter into interest rate, credit default, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with the Fund's investment objective, such as for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount" (i.e., the amount or value of the underlying asset used in computing the particular interest rate, return, or other amount to be exchanged) in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and (iii) interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or "collar" amounts.


The "notional amount" of the swap agreement is the agreed upon amount or value of the underlying asset used for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, the Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative notional values of the positions held by each party to the agreement ("net amount") and not the notional amount differences themselves. The Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating liquid assets on the Fund's books and records.


Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments and the changes in the future values, indices, or rates covered by the swap agreement. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that the Advisor reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986 ("IRC") may limit the Fund's ability to use swap agreements. The swaps market is largely unregulated.



Credit Derivatives. Credit derivatives are a form of derivative that are divided into two basic types, credit default swaps and total return swaps, and are usually governed by the standard ISDA Master Agreement terms and conditions. A credit default swap involves a protection buyer and a protection seller. The Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities. A total return swap involves a total return receiver and a total return payor.

The Fund may either be a total return receiver or payor. Generally, the total return payor sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e., credit risk) in return for a periodic payment from the total return receiver based on designated index (e.g., LIBOR) and spread plus the amount of any price depreciation on the reference security or asset. The total return payor does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates. Another type of credit derivative is the credit-linked notes and other forms of debt obligations with an embedded credit default swap component. In this type of credit derivative, payments of principal and interest are linked to the performance of one or more reference debt securities or assets. In all of these credit derivative transactions, the same general risks of derivative transactions are present, but they offer greater risks of imperfect correlation between the performance and price of the underlying reference security or asset, and the general performance of the designated interest rate or index, which is the basis for the periodic payment. If the Fund writes a credit default swap, it receives a premium up front but the Fund's exposure under the credit default swap is a form of leverage and will be subject to the restrictions on leveraged derivatives discussed above.



Additional Derivative Instruments and Strategies. In addition to the derivative instruments and strategies described above and in the prospectus, the Advisor expects to use additional derivative instruments and to employ other hedging or risk management techniques using derivatives. The Advisor may utilize these new derivative instruments and techniques to the extent that they are consistent with the Fund's investment objective and permitted by the Fund's investment limitations, operating policies, and applicable regulatory authorities.


The following section applies to the Advisor Utilities and Energy Fund only. Energy Companies


The Fund will invest in the equity securities of energy companies. Energy companies are generally defined as companies in the conventional areas of oil, gas, electricity, and coal, as well as those involved in alternative sources of energy, such as nuclear, geothermal, shale, and solar power. The business activities of energy companies may include production, generation, refining, transmission, transportation, trading, marketing, control, or measurement of energy or energy fuels; providing component parts or services to companies engaged in these energy activities; energy research or experimentation; and environmental activities related to the solution of energy problems, such as energy conservation and pollution control. In addition, the Fund may invest in companies involved in the discovery and development of energy, or companies that own or control oil, gas, or other mineral leases, rights, or royalty interests. The Fund may also invest in companies that develop and contribute technologies and processing services for the production or efficient use of energy, or that provide services or supplies related to energy companies such as drilling, well servicing, chemicals, parts, and equipment.


To the extent the Fund invests in energy companies, the Fund's performance will depend in part on conditions in the field of energy. The securities of these companies are subject to changes in value and dividend yield that depend to a large extent on the price and supply of energy fuels. Swift price and supply fluctuations of energy fuels may be caused by events relating to international politics, energy conservation, the success of exploration projects, currency exchange rate fluctuations, and tax and other regulatory policies of various governments.

Exchange-Traded Funds


Exchange-traded funds ("ETF") represent shares of ownership in mutual funds or unit investment trusts ("UIT"), that hold portfolios of securities that closely track the performance and dividend yield of specific domestic or foreign market indices. An index-based ETF seeks to track the performance of a particular index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Unlike typical open-end mutual funds or UITs, ETFs do not sell or redeem their individual shares at net asset value ("NAV"). Instead, ETFs sell and redeem their shares at NAV only in large blocks (such as 50,000 shares). In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. ETFs therefore possess characteristics of traditional open-end mutual funds and UITs, which issue redeemable shares, and of closed-end mutual funds, which generally issue shares that trade at negotiated prices on national securities exchanges and are not redeemable.

Foreign Investment Companies

The Fund may invest, to a limited extent, in foreign investment companies. Some of the countries in which the Fund invests may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government approved or authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Fund to invest in a foreign investment company in a country that permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, the Fund may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. The Fund does not intend to invest in such investment companies unless, in the judgment of the Advisor, the potential benefits of such investments justify the payment of any associated fees and expenses.




Foreign Risks


Foreign securities are securities issued by a foreign government or securities issued by a company incorporated in a foreign country. Investing in foreign securities involves certain risks not present in investing in U.S. securities, and many of these risks are discussed below. For example, many of the foreign securities held by the Fund will not be registered with the SEC, nor will the foreign issuers be subject to SEC reporting requirements. Accordingly, the Fund has the risk of obtaining less publicly available information concerning these foreign issuers and foreign securities than is available concerning U.S. issuers. In addition, the Fund has the risk that disclosure, reporting and regulatory standards for foreign issuers may be less stringent in certain foreign countries (especially emerging market countries) than in the U.S. and other major markets. There also may be a lower level of effective government regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations in these emerging markets may be extremely limited. Foreign companies, and in particular, companies in smaller and emerging capital markets, are not generally subject to the same uniform accounting, auditing and financial reporting standards in the U.S. and other developed countries. The Fund also has the risk that its net investment income and capital gains from its foreign investment activities may be subject to non-U.S. withholding taxes.



Foreign securities may be subject to the instability of foreign governments and/or their relationship with the U.S. government (including concerns over nationalization of U.S. assets); unilateral actions of the foreign government about payment of its own debt or restricting payments of foreign company debt; and unilateral actions of the U.S. government with respect to treaties, trade, capital flows, immigration, and taxation with that foreign country or affecting that foreign company.



The Fund's costs attributable to investing in foreign securities may be higher than those attributable to domestic investments-- and this is particularly true with respect to investments in emerging capital markets. For example, the Fund's cost of maintaining custody of its foreign securities usually exceeds its custodial costs for domestic securities and the Fund's transaction and settlement costs for foreign securities usually are higher than those attributable to domestic investing. The Fund's costs associated with the exchange of and hedging foreign currencies also make investing in foreign securities more expensive than domestic investments. The Fund's investment income on certain foreign securities may be subject to foreign withholding or other foreign taxes that could reduce the Fund's total return on its investments in foreign securities. Tax treaties between the U.S. and certain foreign countries, however, may reduce or eliminate the amount of foreign tax to which the Fund would be subject.



Foreign markets also have different clearance and settlement procedures. In certain foreign markets, there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult for the Fund to conduct or timely settle such transactions. Delays in foreign settlement could result in unexpected, temporary periods when the Fund's assets are uninvested and are earning no investment return. The Fund's inability to make and timely settle foreign security purchases due to settlement problems could cause the Fund to miss foreign investment opportunities. On the sell-side, the Fund's inability to dispose of a foreign security due to settlement problems could result either in unexpected losses to the Fund (due to subsequent declines in the value of such foreign security) or, if the Fund is unable to deliver the foreign security to the purchaser, could result in the Fund's possible liability to the purchaser.



In addition, the Fund's investment in any security payable in a foreign currency is subject to the risk of changes in the value of the U.S. dollar versus the value of the foreign currency.

Non-foreign securities may also be directly or indirectly subject to foreign risks because of, for example, the issuer's affiliation with a foreign company or the multinational nature of the issuer's operations. The type and aggregate level of foreign risk can vary significantly between individual securities held by the Fund.


High-Yield (High-Risk) Securities


In General. Non-investment grade debt obligations ("lower-quality securities") include (1) debt obligations rated between BB and C by Moody's Investors ("Moody's"), Standard & Poor's Ratings Group ("S&P"), and comparable ratings of other NRSROs; (2) commercial paper rated as low as C by S&P, Not Prime by Moody's, and comparable ratings of other NRSROs; and (3) unrated debt obligations of comparable credit quality as determined by the Advisor. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy of the obligor. They are regarded as predominantly speculative and present a significant risk for loss of principal and interest. The special risk considerations in connection with investments in these securities are discussed below. Refer to Appendix A for a description of the NRSRO credit ratings.



Effect of Interest Rates. The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.



All fixed interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities (which react primarily to fluctuations in the general level of interest rates). Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities may be unsecured and may be subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.



Decreased Fund Liquidity. As previously stated, the value of a lower-quality or comparable unrated security will decrease in a rising interest rate market and accordingly, so will the Fund's net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount to its existing market value to meet redemptions. Any such redemption would force the Fund to sell the more liquid portion of its portfolio.



Prepayment Risk. Lower-quality and comparable unrated securities typically bear higher rates of interest than higher- and medium-quality securities, and generally contain redemption, call, or prepayment provisions that permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Fund.



Credit Ratings. Credit ratings issued by NRSROs are designed to evaluate the ability of obligors to make principal and interest payments on rated securities. They do not, however, evaluate the overall risk of owning lower-quality securities and, therefore, may not fully reflect the true risks of this type of investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated obligations will be more dependent on the Advisor's credit analysis than would be the case with investments in investment-grade debt obligations. The Advisor employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history, its industry, and the current trend of earnings. The Advisor periodically monitors the investments in the Fund's portfolio and carefully evaluates whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.



Liquidity and Valuation. The Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities or they may be illiquid. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist in these lower-quality (and comparable unrated) securities, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Fund's asset value and ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing these securities held in the Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly, which can lead to lower reliability of broker price quotations. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.



Legislation. Legislation may be adopted, from time to time, designed to limit the use of certain lower-quality and comparable unrated securities as permissible investments. It is anticipated that if additional legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for the securities.


Illiquid Securities


The Fund may invest in illiquid securities (i.e., securities that are not readily marketable at their current price). However, under the 1940 Act, the Fund may not acquire illiquid securities if, as a result, the illiquid securities would comprise more than 15% (10% for money market funds) of the value of the Fund's net assets (or such other amounts as may be permitted under the 1940 Act). The Advisor intends to prohibit the Fund's purchase of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets. After the Fund acquires a security, the security may become illiquid for a variety of reasons, including default, lack of current financial information on the issuer or the project financed by the security and the special purpose nature of the issuer or the project financed. Therefore, the Fund may hold (from time to time) percentages of illiquid securities substantially in excess of its acquisition percentage limits.



The Board, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal laws, including the 1940 Act, which securities are illiquid for purposes of this limitation. Certain securities not required to be registered under the Securities Act ("Restricted Securities"), such as securities that only may be resold to qualified institutional buyers under Rule 144A ("QIBs") under the Securities Act ("144A Securities") and
Section 4(2) commercial paper and are generally deemed illiquid, but may be considered liquid under guidelines adopted by the Fund's Board.



The Board has delegated to the Advisor the day-to-day determination of the liquidity of a security, based on guidelines adopted by the Fund's Board, although it has retained oversight and ultimate responsibility for such determinations. The Board has directed the Advisor to look to such factors as
(1) the frequency of trades or quotes for a security, (2) the number of dealers willing to purchase or sell the security and number of potential buyers, (3) the willingness of dealers to undertake to make a market in the security, (4) the nature of the security and nature of the marketplace trades, such as the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer, (5) the likelihood that the security's marketability will be maintained throughout the anticipated holding period, and (6) any other relevant factors.



Restricted Securities (primarily 144A Securities) may be deemed liquid by the Advisor pursuant to liquidity guidelines established by the Board. Factors favoring the liquidity of Restricted Securities include frequency of trades and quotes for the Restricted Security, number of potential broker-dealers and QIBs willing to purchase the Restricted Security, the willingness of dealers to make a market in the Restricted Security, and the likelihood of future marketability. The Advisor may determine 4(2) commercial paper to be liquid if (1) the 4(2) commercial paper is not traded flat or in default as to principal and interest,
(2) the

4(2) commercial paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or is determined by the Advisor to be of equivalent quality, and (3) the Advisor considers the trading market for the specific security taking into account all relevant factors. With respect to any foreign holdings, a foreign security may be considered liquid by the Advisor (despite its restricted nature under the Securities Act) if the security can be freely traded in a foreign securities market and all the facts and circumstances support a finding of liquidity.



Restricted Securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required in order for the Fund to make a public sale of a security, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a Restricted Security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted Securities will be priced in accordance with pricing procedures adopted by the Board. If, through the appreciation of Restricted Securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including Restricted Securities that are not readily marketable (except for 144A Securities, foreign securities and 4(2) commercial paper deemed to be liquid by the Advisor), the Fund will take such steps as is deemed advisable, if any, to protect the liquidity of the Fund's portfolio.



The Fund may purchase unregistered equity securities at a discount in a private placement, issued by public companies seeking capital quickly (a private investment in public equity or a "PIPE"). Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is complete, the PIPE securities are restricted and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPE shares to be illiquid during this time period. In addition, PIPEs are subject to the risk that the public company is unable to publicly register the PIPE securities by the agreed public registration date.


The Fund may sell OTC options and, in connection therewith, designate or segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid, except for the purpose of covering the OTC options against which they were written.

Inflation-Indexed Securities

The Fund may invest in inflation-indexed securities, which have a final value and interest payment stream linked to the inflation rate. The index for measuring the inflation rate for these securities is typically the non-seasonally adjusted Consumer Price Index published monthly by the U.S. Department of Labor Bureau of Labor Statistics. By offering interest and principal payments linked to inflation, these securities attempt to protect the future purchasing power of the money invested in them. However, inflation-indexed securities provide this protected return only if held to maturity. In addition, inflation-indexed securities may not trade at par value. Real interest rates (the market rate of interest adjusted for inflation) change over time as a result of many factors, such as expected domestic economic output. When real interest rates do change, inflation-indexed securities prices may be more sensitive to these changes than conventional bonds. Should market expectations for real interest rates rise, the price of inflation-indexed securities may fall. In addition, inflation-indexed securities may not be as widely traded as fixed-principal securities. This lesser liquidity may result in the Fund experiencing higher transaction costs when purchasing and selling these securities.

Lending of Portfolio Securities


The Fund is authorized to lend up to 33 1/3% of the total asset value of the Fund (including any cash collateral) to broker-dealers and other institutional borrowers that meet credit requirements and other criteria established by the Fund's Board. The Fund will lend its portfolio securities when these criteria have been met including the requirement that the borrower pledges to the Fund cash collateral (or other approved high quality collateral) in an amount at least equal to 100% of the market value of the securities loaned (with such collateralization determined by the securities lending agent on a daily basis and adjusted accordingly). The securities lending agent will pay to the Fund a negotiated percentage of the interest earned on investments of cash collateral and of the lending fee paid by the borrower (when non-cash collateral is pledged by the borrower). In determining whether to lend securities to a particular broker-dealer or institutional borrower, the securities lending agent will consider, and during the period of the loan will monitor, all relevant facts and circumstances of the securities loan including the creditworthiness of the borrower. The Fund will retain the authority to terminate a securities loan. The Fund will pay reasonable administrative and custodial fees in connection with each securities loan, and will pay a negotiated portion of the interest earned on the investment of the cash collateral first to the borrower (as a rebate) and, to the extent of any remaining earned interest, a negotiated percentage to the securities lending agent. The Fund will receive from the borrower amounts equivalent to any dividends, interest, or other distributions while the securities are on loan. However, these substitute payments will not be treated as a dividend and hence will affect the amount of income eligible for the dividends-received deduction. In addition, these substitute payments will not be eligible as qualified dividend income, nor for the state and local tax exemption from interest income derived from the earnings from U.S. Treasury securities. The Fund will retain certain ownership rights as to the loaned securities (such as voting and subscription rights, and rights to dividends, interest, or other distributions) when retaining such rights is considered to be in the Fund's best interest. The cash collateral received from each borrower will be invested by the securities lending agent according to written investment guidelines approved by the Fund's Board in high-quality investments (including money market instruments and repurchase agreements). Such investments may include investments in mutual funds or similar investment companies that are affiliated with the securities lending agent, the Fund's custodian, the Fund itself or the Advisor, in each case, subject to compliance with all applicable laws, regulations and orders. Lending portfolio securities involves certain risks including borrower default risk (e.g., borrower fails to return a loaned security and there is a shortfall on the collateral posted by the borrower), cash collateral investment risk (e.g., principal loss resulting from the investment of the cash collateral) and security recall/return risk (e.g., the Fund is unable to recall a security in time to exercise valuable rights or sell the security). For an example of borrower default risk, if a borrower defaults on its obligation to return the loaned securities as required or comply with the other terms of the securities loan documents, the Fund could incur costs and/or delays in recovering the loaned securities, liquidating the pledged collateral, and/or obtaining substitute loaned securities with proceeds of the collateral. The Fund also has borrower default risk in the event the original pledged collateral declines in market value and the borrower fails to deliver additional qualified collateral to the securities lending agent. For an example of cash collateral investment risk, investment of the cash collateral by the securities lending agent pursuant to the Fund's investment guidelines may subject the Fund to risks that such investments are liquidated for less than the amount of the cash collateral needed to be returned to the borrower plus the rebate payable by the Fund to the borrower. In certain circumstances, the securities lending agent indemnifies the Fund for all or part of the Fund's losses arising from these risks.


Mortgage-Backed Debt Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, such as the Government National Mortgage Association and the Federal National Mortgage Association, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

The rate of principal payment on mortgage-backed securities generally depends on the rate of principal payments received on the underlying assets that in turn may be affected by a variety of economic and other factors. As a result, the yield on any mortgage-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of mortgage-backed securities differ from those of traditional debt securities. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.

Mortgage-backed securities may be issued with either a single class of security or multiple classes, which are commonly referred to as a CMO. Multiple class mortgage-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (mortgage-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics that mimic the characteristics of non-mortgage-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.


The Fund may invest in stripped mortgage-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets, including interest-only (IO) and principal-only (PO) securities. IO and PO mortgage-backed securities may be illiquid. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage-backed securities, and in some cases such market value may be extremely volatile.



Mortgage-backed securities backed by assets, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.


Preferred Stock

The Fund may invest in preferred stock and securities convertible into preferred stock. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights. The value of a preferred stock may be affected by changes in the credit rating or financial condition of its issuer. Generally, the lower the quality rating of a preferred stock, the higher the degree of risk as to the payment of dividends and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher dividend rates than do issuers with better credit ratings.

The following section applies to the Advisor Utilities and Energy Fund only. Public Utility Companies


The Fund will invest in the public utility sector, which includes, but is not limited to, electric power, natural gas distribution, and telephone industries. Stocks of public utility companies have traditionally been attractive to conservative stock market investors because they have generally paid consistent and above-average dividends. The Fund's investments in public utility securities may or may not pay consistent and above-average dividends. Moreover, the securities of public utility companies can still be affected by the risks of the stock market, as well as factors specific to public utility companies. Government regulation of public utility companies can limit their ability to expand their businesses or to pass cost increases on to customers. Additionally, companies providing power or energy-related services may also be affected by the following factors: increases in fuel and other operating costs; high costs of borrowing to finance capital construction during inflationary periods; operational restrictions, increased costs, and delays associated with compliance with environmental and nuclear safety regulations; difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices; risks associated with constructing and operating nuclear power plants; effects of energy conservation; and effects of regulatory changes. Some public utility companies are facing increased competition, which may reduce their profits. All of these factors are subject to rapid change, which may affect utility companies independently from the stock market as a whole. Equity securities issued by public utility companies tend to be more affected by changes in interest rates than are the equity securities of other issuers and, therefore, may react to such changes somewhat like debt instruments. Additionally, changes in the market price of the equity securities of a particular company that occupies a dominant position in an industry may tend to influence the market prices of other companies within the same industry. As a result of the foregoing factors, the net asset value of the Fund may be more susceptible to change than those of investment companies that diversify their investments over many different industries.

Repurchase Agreements

The Fund may enter into repurchase agreements with qualified, creditworthy banks or non-bank dealers ("Seller") as determined by the Advisor. In a repurchase agreement, the Fund buys from the Seller investment-grade securities at one price and the Seller agrees to repurchase these securities at a later date (usually within one to seven days) for a price equal to the original price paid by the Fund plus an agreed interest payment ("Repurchase Price"). The Seller's obligation to repurchase the securities is secured by cash, the securities purchased, and/or certain U.S. Government securities or U.S. agency guaranteed securities ("Collateral"). The Collateral is held by the Fund's custodian or a qualified subcustodian under the 1940 Act that is a financial intermediary ("Custodian"). The Advisor or Custodian will monitor, on an ongoing basis, the current market value of the Collateral to ensure it always equals or exceeds the Repurchase Price. Each repurchase agreement must at all times be "fully collateralized" by the Collateral as required by the 1940 Act. Repurchase agreements involve risks that the Seller cannot pay the Repurchase Price (e.g., in the event of a default or insolvency of the Seller) and risks that the net liquidation value of the Collateral is less than the amount needed to repay the Repurchase Price.


The following paragraph applies to the Advisor International Core Fund only.
In addition, the Fund may invest in foreign repurchase agreements. Foreign repurchase agreements may include agreements to purchase and sell foreign securities in exchange for fixed U.S. dollar amounts, or in exchange for specified amounts of foreign currency. In the event of default by the counterparty, the Fund may suffer a loss if the value of the security purchased, i.e., the collateral, in U.S. dollars, is less than the agreed-upon repurchase price, or if the Fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve greater credit risk than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. Repurchase agreements with foreign counterparties may have more risk than with U.S. counterparties, since less financial information may be available about the foreign counterparties and they may be less creditworthy.


Reverse Repurchase Agreements and Mortgage Dollar Rolls


The Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions as discussed below. In a reverse repurchase agreement, the Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. Because the Fund must repay the purchase price plus interest under a reverse repurchase agreement, it may be considered a borrowing by the Fund and subject to the rules regarding Fund borrowings described above. When required by guidelines of the SEC, the Fund will designate liquid assets on its books and records to secure its obligations to repay principal and accrued interest under these reverse repurchase agreements.



The Fund may also enter into mortgage dollar rolls, in which the Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities sold during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund enters into a mortgage dollar roll, it designates on its books and records permissible liquid assets to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Fund.



The mortgage dollar rolls and reverse repurchase agreements entered into by the Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date of the related mortgage dollar roll or reverse repurchase agreements. Since the Fund will receive interest on the securities or repurchase agreements in which it invests the proceeds of these mortgage dollar roll and reverse repurchase transactions, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Advisor believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.

Sector Concentration


From time to time, the Fund may invest substantially in one or more particular sectors. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years. In addition, the sectors that dominate the market change over time.



Basic Materials Sector. Companies in this sector are subject to legislative or regulatory changes, adverse market conditions, and increased competition affecting basic materials. The prices for securities of companies in this sector may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.


Consumer Cyclicals Sector. Companies in this sector are subject to changing levels of consumer confidence and spending, changes in demographics and consumer tastes, and interest rate levels.


Consumer Staples Sector. Companies in this sector are subject to the general state of the economy, intense competition, product cycles, consumer spending preferences, product liability claims or product recalls, and government regulation affecting the permissibility of using various food additives and production methods.



Energy Sector. Companies in this sector are subject to fluctuations in the price and supply of energy fuels. Swift price and supply fluctuations of energy fuels may be caused by events relating to international politics, energy conservation, the success of exploration projects, currency exchange rate fluctuations, and tax and other regulatory policies of various governments.


Financial Sector. Companies in the financial sector are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector.

Healthcare Sector. Companies in the healthcare sector are subject to patent considerations, regulatory approval of products and other government regulation, and rapid obsolescence of their products and services.

Technology Sector. The value of companies in the technology sector is subject to rapidly changing technology, government regulation, and relatively high risks of obsolescence caused by scientific and technological advances. Smaller companies in this sector face greater risk of business failure. Also, the securities of these companies generally have higher price/earning (P/E) ratios than the general stock market. The higher the P/E, the more earnings growth investors are expecting. However, stocks with a higher P/E are considered riskier than stocks with a lower P/E, lower growth, and proven earnings.

Short Sales

The Fund may sell securities short (1) to hedge unrealized gains on portfolio securities or (2) if it covers such short sale with liquid assets as required by the current rules and positions of the SEC or its staff. Selling securities short against the box involves selling a security that the Fund owns or has the right to acquire for delivery at a specified date in the future. If the Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises.

Small and Medium Companies

While small- and medium-capitalization companies generally have the potential for rapid growth, investments in small- and medium-capitalization companies often involve greater risks than investments in larger, more established companies because small- and medium-capitalization companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small- and medium-capitalization companies are traded only OTC or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small- and medium-capitalization companies may be subject to greater and more abrupt price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of small and medium company securities. Investors should be aware that, based on the foregoing factors, an investment in a Fund that invests primarily in small- and medium capitalization companies may be subject to greater price fluctuations than an investment in the Fund that invests primarily in larger, more-established companies. The Advisor's research efforts may also play a greater role in selecting securities for the former Fund than in the Fund that invests in larger, more established companies.

Standby Commitments

In order to facilitate portfolio liquidity, the Fund may acquire standby commitments from brokers, dealers, or banks with respect to securities in its portfolio. Standby commitments entitle the holder to achieve same-day settlement and receive an exercise price equal to the amortized cost of the underlying security plus accrued interest. Standby commitments generally increase the cost of the acquisition of the underlying security, thereby reducing the yield. Standby commitments are subject to the issuer's ability to fulfill its obligation upon demand. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the brokers, dealers, and banks from which the Fund obtains standby commitments to evaluate those risks.

The following section applies to the Advisor Technology Fund only. Technology Companies

The Fund will invest in the equity securities of technology companies. Companies that develop or rely on technology often face high price volatility and wide variations in performance. This is because technology companies can be significantly effected by obsolescence of existing product, competition, a less diversified product line, short production cycles, and falling prices and profits.

Due to the Fund's concentration of investments in the technology industry, an investment in the Fund may be subject to greater fluctuations in value than a Fund that does not concentrate its investments in a similar manner. For example, certain market and economic factors, like those discussed above, may exert a disproportionate impact upon the prices of equity securities of companies within the technology industry relative to their impact on the prices of securities of companies engaged in other industries. Additionally, changes in the market price of the equity securities of a particular company that occupies a dominant position in an industry may tend to influence the market prices of other companies within the same industry. As a result of the foregoing factors, the net asset value of the Fund may be more susceptible to change than those of investment companies that diversify their investments over many different industries.

Temporary Defensive Position

The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities, including high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments, as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the Fund earning a lower return than it would have otherwise achieved if the Advisor had not adopted a temporary defensive position. In this case, the Fund may not achieve one or more of its investment objectives.

U.S. Government Securities

U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including:


..  U.S. Treasury obligations, such as Treasury bills, notes, and bonds;
..  The Federal Housing Administration, Farmers Home Administration,
   Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;
..  The Federal Home Loan Banks, Federal Intermediate Credit Banks, and the
   Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
.. The Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and
.. The Student Loan Marketing Association, the Inter-American Development Bank, and International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies.

Although the U.S. Government provides various types of financial support to U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so and not all U.S. Government securities are guaranteed or backed by the full faith and credit of the U.S. Government. The U.S. Government and its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the market value of such securities will fluctuate.


Variable- or Floating-Rate Securities


The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, LIBOR (London Inter-Bank Offer Rate), the 90-day U.S. Treasury bill rate, the rate of return on bank certificates of deposit, or some other objective measure.



Variable- or floating-rate securities frequently include a put or demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days' notice; in other cases, the put or demand feature is exercisable at any time on 30 days' notice or on similar notice at intervals of not more than one year. Some securities, which do not have variable or floating interest rates, may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument that may be sold or put to the issuer or a third party, prior to its stated maturity, the Fund may consider that instrument's maturity to be shorter than its stated maturity.


Variable-rate demand notes include master demand notes, which are obligations that permit the Fund to invest fluctuating amounts, that may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate or LIBOR, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded and may be illiquid. There generally is not an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and, if not so rated, the Fund may invest in them only if the Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Advisor, on behalf of the Fund, will consider on a periodic basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio and any providers of credit enhancements.





Each variable- or floating-rate obligation must meet the credit quality requirements applicable to all the Fund's investments at the time of purchase. When determining whether such an obligation meets the Fund's credit quality requirements, the Fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.



In determining the Fund's average effective portfolio maturity, the Fund will consider a floating- or variable-rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider (1) variable-rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature, (2) variable-rate securities subject to a demand feature to have a remaining maturity equal to the longer of (a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand, and (3) floating-rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand. Variable- and floating-rate securities generally are subject to less principal fluctuation than securities without these attributes.

Warrants

The Fund may acquire warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of debt securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

When-Issued and Delayed-Delivery Securities


The Fund may purchase securities on a when-issued or delayed-delivery basis and such transactions represent a type of forward commitment by the Fund. The price of debt obligations so purchased, which may be expressed in yield terms, generally is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest on the underlying debt obligations accrues to the Fund. These types of forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. While when-issued and delayed-delivery securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase these types of securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value will be adversely affected by these types of securities purchases.



To the extent required by the SEC, the Fund will maintain cash and liquid assets equal in value to the aggregate outstanding forward commitments for when-issued and delayed-delivery securities marked to market daily. Such designated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then-available cash flow, sale of the securities designated on its books and records, described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued or delayed-delivery securities themselves (which may have a market value greater or less than the Fund's payment obligation).



Another type of forward commitment is for certain future pass-through, residential mortgage-backed pools which forward commitments are traded in the "to-be-announced" market (TBAs). TBAs are the Fund's commitment to purchase one or more standardized, residential mortgage pools which will be placed in a pass-through mortgage-backed security issued by Fannie Mae, Freddie Mac, or Ginnie Mae in the future. The residential mortgages in these pools all have common underwriting characteristics: they are residential mortgages with 15 to 30 year maturities, generally at a fixed rate, with monthly payments and no prepayment penalties, and must be under a certain prescribed dollar limit. TBA settlement terms are commonly 90 days, but may extend to 180 days. TBAs are sold by mortgage originators during the process of originating residential mortgages and are a primary source of the funds needed by these mortgage loan originators. Certain key terms are specified at the time the TBA is purchased (mortgage type, mortgage issuer, required rate, dollar amount to be purchased, price and settlement date), but the exact identity and number of the mortgage pools to be covered by the TBA is only determined 48 hours before the settlement date. The Fund may hold and trade TBAs, and TBAs are included in the Fund's NAV. TBAs are actively traded and the TBA market is very liquid. The price of most TBAs are ascertainable by market quotations. However, TBAs are still subject to the same risks as other forward commitments, and subject to the same leverage requirements as other forward commitments.


Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities


The Fund may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year. In order for the Fund to continue to qualify as a "regulated investment company" or "RIC" under the IRC and avoid a certain excise tax, the Fund may be required to distribute a portion of such discount and income to its shareholders.

Consequently, the Fund may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these IRC distribution requirements.


                             DIRECTORS AND OFFICERS


The Board of Directors (collectively "Board" and individually, "Director") of the Fund is responsible for managing the Fund's business and affairs. Directors and officers of the Fund, together with information as to their principal business occupations during the last five years and other information are shown below. Each officer and Director holds the same position with the 27 registered open-end management investment companies consisting of 72 mutual funds ("Strong Family of Funds"). Each Director will hold office until the next annual meeting of shareholders at which his successor is elected, until there is a decrease in the number of Directors that takes effect after the expiration of his term, or until his death, resignation, or removal. Officers are elected by the Board annually or as otherwise required.



All of the Directors who are not Directors, officers, or employees of the Advisor, or any affiliated company of the Advisor ("disinterested directors") have also formed an Independent Directors Committee and an Audit Committee (collectively, "Independent Committees"). These Independent Committees were established to meet from time to time to consider and vote on any matters and take any action allowed under the Fund's By-laws and Articles of Incorporation, the Wisconsin Business Corporation Law, and any other applicable law. Pursuant to its charter, the Audit Committee assists the Board in fulfilling its oversight responsibilities for the quality and integrity of the accounting, auditing, and reporting practices of the Funds and in complying with the applicable laws regarding these issues; recommends to the Board the selection, retention, or termination of the independent auditor employed by the Funds for the purpose of preparing or issuing an audit report or related work; is responsible for compensation and oversight of the work of the Funds' independent auditor, including resolution of disagreements between Fund management and the auditor regarding financial reporting; and preapproves, or establishes preapproval policies and procedures concerning, certain audit and non-audit services provided to the Funds and certain non-audit services provided to the Advisor and its affiliates. The Independent Directors Committee held four meetings and the Audit Committee held four meetings during each Fund's last fiscal year. The Independent Directors have also convened by telephone and in person on numerous occasions since September 2003 to discuss a number of current issues, including the regulatory investigations relating to market timing.



                                       Date First
                           Positions   Elected or
                             Held      Appointed     Principal Occupations During
 Name, Address, and Age   With Funds   to Office             Past 5 Years            Certain Other Directorships Held
---------------------------------------------------------------------------------------------------------------------
Willie D. Davis           Director     July 1994   President and Chief Executive     Director of Wisconsin Energy
161 North La Brea                                  Officer of All Pro Broadcasting,  Corporation (formerly WICOR,
Inglewood, CA 90301                                Inc. since 1977.                  Inc.) (a utility company) since
Age 69                                                                               1990, Metro-Goldwyn-Mayer, Inc.
                                                                                     (an entertainment company) since
                                                                                     1998, Bassett Furniture
                                                                                     Industries, Inc. since 1997,
                                                                                     Checker's Drive-In Restaurants,
                                                                                     Inc. (formerly Rally's
                                                                                     Hamburgers, Inc.) since 1994,
                                                                                     Johnson Controls, Inc. (an
                                                                                     automotive systems and facility
                                                                                     management company) since 1992,
                                                                                     MGM Mirage (formerly MGM Grand,
                                                                                     Inc.) (an entertainment/hotel
                                                                                     company) since 1990, Dow
                                                                                     Chemical Company since 1988,
                                                                                     Sara Lee Corporation (a
                                                                                     food/consumer products company)
                                                                                     since 1983, Alliance Bank since
                                                                                     1980, and Manpower Inc. (a
                                                                                     world-wide provider of staffing
                                                                                     services) since 2001; and Kmart
                                                                                     Corporation (a discount consumer
                                                                                     products company)

                                       Date First
                           Positions   Elected or
                             Held      Appointed     Principal Occupations During
 Name, Address, and Age   With Funds   to Office             Past 5 Years            Certain Other Directorships Held
---------------------------------------------------------------------------------------------------------------------
                                                                                     from 1985 to 2003, and Trustee
                                                                                     of the University of Chicago
                                                                                     since 1980 and Marquette
                                                                                     University since 1988.

Stanley Kritzik           Director      January    Partner of Metropolitan           Director of Wisconsin Health
1123 North Astor Street                   1995     Associates (a real estate firm)   Information Network since
Milwaukee, WI 53202                                since 1962.                       November 1997, and Health
Age 74                    Chairman of    July                                        Network Ventures, Inc. from 1992
                          the Audit      2000                                        to April 2000; Member of the
                          Committee                                                  Board of Governors of Snowmass
                                                                                     Village Resort Association from
                                                                                     October 1999 until October 2002,
                                                                                     and Director of Aurora Health
                                                                                     Care from September 1987 to
                                                                                     September 2002.

William F. Vogt           Director      January    Senior Vice President of IDX                   None
P.O. Box 7657                             1995     Systems Corporation (a
Avon, CO 81620                                     management consulting firm)
Age 56                    Chairman      January    since June 2001; President of
                          of the         1995      Vogt Management Consulting, Inc.
                          Independent              from July 1990 to June 2001;
                          Directors                former Fellow of the American
                          Committee                College of Medical Practice
                                                   Executives.

Neal Malicky              Director      December   President Emeritus of             Director of Aspire Learning
4608 Turnberry Drive                     1999      Baldwin-Wallace College since     Corporation since June 2000;
Lawrence, KS 66047                                 July 2000; Chancellor of          Trustee of Southwest Community
Age 69                                             Baldwin-Wallace College from      Health Systems, Cleveland
                                                   July 1999 to June 2000;           Scholarship Program, and The
                                                   President of Baldwin-Wallace      National Conference for
                                                   College from July 1981 to June    Community and Justice until
                                                   1999.                             2001; President of the National
                                                                                     Association of Schools and
                                                                                     Colleges of the United Methodist
                                                                                     Church, Chairperson of the
                                                                                     Association of Independent
                                                                                     Colleges and Universities of
                                                                                     Ohio, and Secretary of the
                                                                                     National Association of
                                                                                     Independent Colleges and
                                                                                     Universities until 2001.

Gordon B. Greer           Director     March 2002  Of Counsel for Bingham McCutchen               None
P.O. Box 2936                                      LLP (a law firm previously known
Milwaukee, WI 53201                                as Bingham Dana LLP) from 1997
Age 72                                             to February 2002.

                                                   From 1967 to 1997, Mr. Greer
                                                   served as a Partner of Bingham
                                                   McCutchen. On behalf of Bingham
                                                   McCutchen, Mr. Greer provided
                                                   representation to the
                                                   disinterested directors of the
                                                   Strong Funds from 1991 to
                                                   February 2002.

                                       Date First
                           Positions   Elected or
                             Held      Appointed     Principal Occupations During
 Name, Address, and Age   With Funds   to Office             Past 5 Years            Certain Other Directorships Held
---------------------------------------------------------------------------------------------------------------------
                                                   Bingham McCutchen has provided
                                                   representation to the
                                                   Independent Directors of the
                                                   Strong Funds since 1991.

Officers

Ane K. Ohm                Anti-Money    November   Anti-Money Laundering Compliance               None
P.O. Box 2936             Laundering      2002     Officer of Strong Financial
Milwaukee, WI 53201       Compliance               Corporation since February 2003;
Age 34                    Officer                  Assistant Executive Vice
                                                   President of Strong Financial
                                                   Corporation since November 2003;
                                                   Assistant Executive Vice
                                                   President of the Advisor since
                                                   December 2001; Director of
                                                   Mutual Fund Administration of
                                                   Strong Investor Services, Inc.,
                                                   since April 2001; Vice President
                                                   of Strong Investor Services,
                                                   Inc. since December 2001; and
                                                   Marketing Services Manager of
                                                   Strong Investments, Inc., from
                                                   November 1998 to April 2001.

Phillip O. Peterson       Independent   January    Mutual fund industry consultant   Director of The Hartford Group
11155 Kane Trail          President       2004     from August 1999 until December   of Mutual Funds (71 funds) since
Northfield, MN 55057                               2003; Partner KPMG LLP from 1981  2002; Director of the Fortis
Age 59                                             until July 1999.                  Mutual Fund Group (38 funds)
                                                                                     from 2000 until 2002.

Richard W. Smirl          Vice          February   Senior Counsel of Strong                       None
P.O. Box 2936             President       2002     Financial Corporation since
Milwaukee, WI 53201                                December 2001; Secretary of
Age 36                    Secretary     November   Strong Financial Corporation
                                         2001      since February 2003; Assistant
                                                   Secretary of Strong Financial
                                                   Corporation from December 2001
                                                   to February 2003; Chief Legal
                                                   Officer of the Advisor since
                                                   February 2003; Assistant
                                                   Executive Vice President of the
                                                   Advisor since December 2001;
                                                   Secretary of the Advisor since
                                                   November 2002; Assistant
                                                   Secretary of the Advisor from
                                                   December 2001 to November 2002;
                                                   Senior Counsel of the Advisor
                                                   from July 2000 to December 2001;
                                                   General Counsel of Strong
                                                   Investments, Inc.
                                                   ("Distributor") since November
                                                   2001; Secretary of the
                                                   Distributor since July 2000;
                                                   Vice President and Chief
                                                   Compliance Officer of the
                                                   Distributor from July 2000 to
                                                   December 2003; Lead Counsel of
                                                   the Distributor from July 2000
                                                   to November 2001; Vice President
                                                   of Strong Investor Services,
                                                   Inc., since

                                       Date First
                           Positions   Elected or
                             Held      Appointed     Principal Occupations During
 Name, Address, and Age   With Funds   to Office             Past 5 Years            Certain Other Directorships Held
---------------------------------------------------------------------------------------------------------------------
                                                   December 2001; Secretary of
                                                   Strong Investor Services, Inc.,
                                                   since May 2003; Assistant
                                                   Secretary of Strong Investor
                                                   Services, Inc., from December
                                                   2001 to May 2003; Partner at
                                                   Keesal, Young & Logan LLP (a law
                                                   firm) from September 1999 to
                                                   July 2000; Associate at Keesal,
                                                   Young & Logan LLP from September
                                                   1992 to September 1999.

Gilbert L. Southwell III  Assistant    July 2001   Associate Counsel of Strong                    None
P.O. Box 2936             Secretary                Financial Corporation since
Milwaukee, WI 53201                                December 2001; Assistant
Age 49                                             Secretary of the Advisor since
                                                   December 2002; Associate Counsel
                                                   of the Advisor from April 2001
                                                   to December 2001; Partner at
                                                   Michael, Best & Friedrich, LLP
                                                   (a law firm) from October 1999
                                                   to March 2001; Assistant General
                                                   Counsel of U.S. Bank, National
                                                   Association (formerly Firstar
                                                   Bank, N.A.) and/or certain of
                                                   its subsidiaries from November
                                                   1984 to September 1999.

John W. Widmer            Treasurer    April 1999  Treasurer of the Advisor since                 None
P.O. Box 2936                                      April 1999; Assistant Treasurer
Milwaukee, WI 53201                                of Strong Financial Corporation
Age 39                                             since December 2001; Assistant
                                                   Secretary of Strong Financial
                                                   Corporation from December 2001
                                                   to January 2003; Treasurer of
                                                   Strong Service Corporation since
                                                   April 1999; Treasurer and
                                                   Assistant Secretary of Strong
                                                   Investor Services, Inc. since
                                                   July 2001; and Manager of the
                                                   Financial Management and Sales
                                                   Reporting Systems department of
                                                   the Advisor from May 1997 to
                                                   April 1999.

Thomas M. Zoeller         Vice           October   Executive Vice President of the                None
P.O. Box 2936             President        1999    Advisor since April 2001; Chief
Milwaukee, WI 53201                                Financial Officer of the Advisor
Age 40                                             since February 1998; Secretary
                                                   of the Advisor from December
                                                   2001 to November 2002; Member of
                                                   the Office of the Chief
                                                   Executive of Strong Financial
                                                   Corporation since May 2001;
                                                   Chief Financial Officer and
                                                   Treasurer of Strong Investments,
                                                   Inc. since October 1993;
                                                   Executive Vice President of
                                                   Strong Investor Services, Inc.
                                                   since July 2001; Secretary of
                                                   Strong Investor

                                       Date First
                           Positions   Elected or
                             Held      Appointed     Principal Occupations During
 Name, Address, and Age   With Funds   to Office             Past 5 Years            Certain Other Directorships Held
---------------------------------------------------------------------------------------------------------------------
                                                   Services, Inc. from July 2001 to
                                                   May 2003; Executive Vice
                                                   President, Chief Financial
                                                   Officer, and Secretary of Strong
                                                   Service Corporation since
                                                   December 2001; Treasurer of
                                                   Strong Service Corporation from
                                                   September 1996 to April 1999;
                                                   Vice President of Strong Service
                                                   Corporation from April 1999 to
                                                   December 2001; Member of the
                                                   Office of the Chief Executive of
                                                   the Advisor from November 1998
                                                   until May 2001; and Senior Vice
                                                   President of the Advisor from
                                                   February 1998 to April 2001.

The following table sets forth the dollar range of equity securities of each Fund beneficially owned as of December 31, 2003 by the Directors in each Fund and on an aggregate basis in the Strong Family of Funds using the following ranges: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

                            Directors' Fund Ownership
                          As of December 31, 2003/(1)/

                                                                         Director
                                        --------------------------------------------------------------------------------
                                          Willie D.      Gordon B.       Stanley
Fund                                        Davis          Greer         Kritzik        Neal Malicky    William F. Vogt
------------------------------------------------------------------------------------------------------------------------
Advisor Common Stock Fund                   None        $1-$10,000    $10,001-$50,000       None         Over $100,000
Advisor Endeavor Large Cap Fund             None        $1-$10,000         None             None             None
Advisor Focus Fund                          None        $1-$10,000         None             None             None
Advisor International Core Fund             None           None            None             None             None
Advisor Large Company Core Fund             None           None            None             None             None
Advisor Mid Cap Growth Fund                 None        $1-$10,000      $1-$10,000        $1-$10,000         None
Advisor Select Fund                         None        $1-$10,000      $1-$10,000          None             None
Advisor Small Cap Value Fund            Over $100,000   $1-$10,000    $10,001-$50,000  $10,001-$50,000  $50,001-$100,000
Advisor Technology Fund                     None        $1-$10,000         None             None             None
Advisor U.S. Small/Mid Cap Growth Fund      None        $1-$10,000         None             None             None
Advisor U.S. Value Fund                     None        $1-$10,000         None             None        $10,001-$50,000
Advisor Utilities and Energy Fund           None           None            None             None             None
Strong Family of Funds/(2)/             Over $100,000  Over $100,000   Over $100,000    Over $100,000   Over $100,000

/(1)/ Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.
/(2)/ As of December 31, 2003, the Strong Family of Funds included 27 registered open-end management investment companies consisting of 72 mutual funds, including both the Strong Funds and the Strong Advisor Funds.

The following table sets forth aggregate compensation paid to the Directors by each Fund for the fiscal year ended December 31, 2003 and by the Strong Funds for their most recently completed fiscal period.

                          Aggregate Compensation Table
                For the Fiscal Year Ended December 31, 2003/(1)/


                                                                         Director
-----------------------------------------------------------------------------------------------------------------
                                           Willie D.      Gordon B.      Stanley                      William F.
Fund                                        Davis          Greer       Kritzik/(2)/   Neal Malicky    Vogt/(3)/
-----------------------------------------------------------------------------------------------------------------
Advisor Common Stock Fund                $   7,162.47   $   7,162.47   $   7,217.86   $   7,162.47   $   7,853.21
Advisor Endeavor Large Cap Fund          $     236.54   $     236.54   $     236.54   $     236.54   $     245.20
Advisor Focus Fund                       $     165.81   $     165.81   $     165.81   $     165.81   $     167.39
Advisor International Core Fund          $     151.24   $     151.24   $     151.24   $     151.24   $     151.36
Advisor Large Company Core Fund          $     173.00   $     173.00   $     173.00   $     173.00   $     175.30
Advisor Mid Cap Growth Fund              $     456.42   $     456.42   $     457.47   $     456.42   $     490.80
Advisor Select Fund                      $     324.87   $     324.87   $     324.87   $     324.87   $     342.35
Advisor Small Cap Value Fund             $   5,303.21   $   5,303.21   $   5,351.21   $   5,303.21   $   5,813.17
Advisor Technology Fund                  $     156.06   $     156.06   $     156.06   $     156.06   $     156.66
Advisor U.S. Small/Mid Cap Growth Fund   $     151.76   $     151.76   $     151.76   $     151.76   $     151.94
Advisor U.S. Value Fund                  $     914.63   $     914.63   $     921.95   $     914.63   $   1,002.79
Advisor Utilities and Energy Fund        $     163.54   $     163.54   $     163.54   $     163.54   $     164.90
Strong Family of Funds/(4)/              $ 148,024.85   $ 148,024.85   $ 149,048.18   $ 148,024.85   $ 161,843.35

/(1)/ Aggregate compensation includes compensation for service by the disinterested directors on the Board, Independent Directors Committee, and Audit Committee. Each disinterested Director is also reimbursed by the Fund for travel and other expenses incurred in connection with each of their attendance at regular and special meetings. Interested Directors, officers, and employees of the Fund receive no compensation or expense reimbursement from the Fund.
/(2)/ Aggregate compensation paid to Mr. Kritzik includes an amount in addition to that paid to other disinterested Directors in return for his service as Chairman of the Fund's Audit Committee.
/(3)/ Aggregate compensation paid to Mr. Vogt includes an amount in addition to that paid to other disinterested Directors in return for his service as Chairman of the Fund's Independent Directors Committee.
/(4)/ As of December 31, 2003, the Strong Family of Funds included 27 registered open-end management investment companies consisting of 72 mutual funds, including both the Strong Funds and the Strong Advisor Funds. The aggregate compensation includes the amount paid to the Directors by the Strong Family of Funds during each Fund's most recently completed fiscal period. The Funds do not have any retirement or pension plans.

Unless otherwise noted below, as of March 31, 2004, the current officers and Directors of the Fund in the aggregate beneficially owned less than 1% of any class of the Fund's then outstanding shares.

Fund                          Class/Shares              Percent
----------------------------------------------------------------------
None

                             PRINCIPAL SHAREHOLDERS

Unless otherwise noted below, as of March 31, 2004 no persons owned of record or are known to own of record or beneficially more than 5% of any class of the Fund's then outstanding shares.

Name and Address                                               Fund/Class/Shares                     Percent
------------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.                        Advisor Common Stock - Class A - 1,561,919           43.26%
101 Montgomery Street
San Francisco, CA 94104

Nationwide Insurance Company                       Advisor Common Stock - Class A - 934,352            25.88%
P.O. Box 182029
Columbus, OH 43218

Name and Address                                               Fund/Class/Shares                     Percent
------------------------------------------------------------------------------------------------------------
Nationwide Trust Company                           Advisor Common Stock - Class A - 53,416              6.95%
P.O. Box 182029
Columbus, OH 43218

Merrill Lynch Pierce Fenner & Smith, Inc.         Advisor Common Stock - Class B - 149,049              8.39%
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246

Merrill Lynch Pierce Fenner & Smith, Inc.         Advisor Common Stock - Class C - 361,915             24.05%
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246

SSBT Trustee/Custodian                           Advisor Common Stock - Class Z - 4,481,033             7.24%
C/O Strong Retirement Plan Services
P.O. Box 1408
Milwaukee, WI 53201

Charles Schwab & Co., Inc.                        Advisor Common Stock - Class Z - 3,965,104            6.41%
101 Montgomery Street
San Francisco, CA 94104

Fidelity Investments                              Advisor Common Stock - Class Z - 3,300,291            5.33%
100 Magellan Way #KW1C
Covington, KY 41015

Strong Investments, Inc.                       Advisor Endeavor Large Cap - Class A - 3,816,878        97.62%
100 Heritage Reserve
Menomonee Falls, WI 53051

Strong Investments, Inc.                         Advisor endeavor Large Cap - Class B - 10,241         12.94%
100 Heritage Reserve
Menomonee Falls, WI 53051

American Enterprise Investment Services          Advisor Endeavor Large Cap - Class B - 8,295          10.48%
P.O. Box 9446
Minneapolis, MN 55440

American Enterprise Investment Services          Advisor Endeavor Large Cap - Class B - 6,915           8.74%
P.O. Box 9446
Minneapolis, MN 55440

American Enterprise Investment Services          Advisor Endeavor Large Cap - Class B - 6,524           8.24%
P.O. Box 9446
Minneapolis, MN 55440

American Enterprise Investment Services          Advisor Endeavor Large Cap - Class B - 5,864           7.41%
P.O. Box 9446
Minneapolis, MN 55440

Strong Investments, Inc.                        Advisor Endeavor Large Cap - Class C - 10,241          25.47%
100 Heritage Reserve
Menomonee Falls, WI 53051

Name and Address                                               Fund/Class/Shares                     Percent
------------------------------------------------------------------------------------------------------------
U.S. Clearing
A Division of Fleet Securities                   Advisor Endeavor Large Cap - Class C - 2,865           7.12%
26 Broadway
New York, NY 10004

U.S. Clearing
A Division of Fleet Securities                   Advisor Endeavor Large Cap - Class C - 2,551           6.34%
26 Broadway
New York, NY 10004

Charles Schwab & Co., Inc.                             Advisor Focus - Class A - 69,162                36.58%
101 Montgomery Street
San Francisco, CA 94104

U.S. Clearing
A Division of Fleet Securities                         Advisor Focus - Class A - 27,604                14.60%
26 Broadway
New York, NY 10004

Merrill Lynch Fenner & Smith, Inc.                     Advisor Focus - Class A - 19,702                10.42%
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246

American Enterprise Investment Services,               Advisor Focus - Class B - 12,674                 6.69%
P.O. Box 9446
Minneapolis, MN 55440

Strong Investments, Inc.                               Advisor Focus - Class C - 10,000                19.27%
100 Heritage Reserve
Menomonee Falls, WI 53051

U.S. Clearing                                          Advisor Focus - Class C- 5,314                  10.24%
A Division of Fleet Securities
26 Broadway
New York, NY 10004

U.S. Clearing                                          Advisor Focus - Class C - 5,028                  9.69%
A Division of Fleet Securities
26 Broadway
New York, NY 10004

U.S. Clearing                                          Advisor Focus - Class C - 3,151                  6.07%
A Division of Fleet Securities
26 Broadway
New York, NY 10004

RBC Dain Rauscher Custodian                            Advisor Focus - Class C - 3,070                  5.92%
Cammie N. Olson
7701 Pondwood Dr.
Edina, MN 55439

Strong Investments, Inc.                         Advisor International Core - Class A - 10,139         20.17%
100 Heritage Reserve
Menomonee Falls, WI 53051

Name and Address                                               Fund/Class/Shares                     Percent
------------------------------------------------------------------------------------------------------------
American Enterprise Investment Services          Advisor International Core - Class A - 8,980          17.87%
P.O. Box 9446
Minneapolis, MN 55440

Charles Schwab & Co., Inc.                       Advisor International Core - Class A - 6,949          13.82%
101 Montgomery Street
San Francisco, CA 94104

American Enterprise Investment Services          Advisor International Core - Class A - 3,374           6.71%
P.O. Box 9446
Minneapolis, MN 55440

Strong Investments, Inc.                         Advisor International Core - Class B - 10,149         14.11%
100 Heritage Reserve
Menomonee Falls, WI 53051

American Enterprise Investment Services          Advisor International Core - Class B - 4,619           6.42%
P.O. Box 9446
Minneapolis, MN 55440

Strong Investments, Inc.                         Advisor International Core - Class C - 10,162         63.05%
100 Heritage Reserve
Menomonee Falls, WI 53051

American Enterprise Investment Services          Advisor International Core - Class C - 2,843          17.64%
P.O. Box 9446
Minneapolis, MN 55440

American Enterprise Investment Services           Advisor International Core - Class C - 955            5.93%
P.O. Box 9446
Minneapolis, MN 55440

Charles Schwab & Co., Inc.                     Advisor Large Company Core - Class A - 4,903,066        79.28%
101 Montgomery Street
San Francisco, CA 94104

SSBT Trustee/Custodian                         Advisor Large Company Core - Class K - 3,187,493       100.00%
C/O Strong Retirement Plan Services
P.O. Box 1408
Milwaukee, WI 53201

Nationwide Insurance Company                      Advisor Mid Cap Growth - Class A - 388,585           50.54%
P.O. Box 182029
Columbus, OH 43218

Charles Schwab & Co., Inc.                        Advisor Mid Cap Growth - Class A - 230,409           29.97%
101 Montgomery Street
San Francisco, CA 94104

Nationwide Trust Company                          Advisor Mid Cap Growth - Class A - 53,416             6.95%
P.O. Box 182029
Columbus, OH 43218

Name and Address                                               Fund/Class/Shares                     Percent
------------------------------------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner & Smith, Inc.          Advisor Mid Cap Growth - Class C- 16,109            27.20%
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246

Investors Bank & Trust                            Advisor Mid Cap Growth - Class Z - 613,943           14.04%
4 Manhattanville Rd.
Purchase, NY 10577

Charles Schwab & Co., Inc.                        Advisor Mid Cap Growth - Class Z - 463,029           10.59%
101 Montgomery Street
San Francisco, CA 94104

U.S. Clearing                                     Advisor Mid Cap Growth - Class Z - 237,502            5.43%
A Division of Fleet Securities
26 Broadway
New York, NY 10004

Strong Investments, Inc.                             Advisor Select - Class A - 7,787,554              92.75%
100 Heritage Reserve
Menomonee Falls, WI 53132

Charles Schwab & Co., Inc.                            Advisor Select - Class A - 455,757                5.43%
101 Montgomery Street
San Francisco, CA 94104

Merrill Lynch Fenner & Smith, Inc.                     Advisor Select - Class B - 14,859               17.20%
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246

Strong Investments, Inc.                               Advisor Select - Class B - 10,018               11.59%
100 Heritage Reserve
Menomonee Falls, WI 53051

American Enterprise Investment Services                Advisor Select - Class B - 7,204                 8.34%
P.O. Box 9446
Minneapolis, MN 55440

American Enterprise Investment Services                Advisor Select - Class B - 6,521                 7.55%
P.O. Box 9446
Minneapolis, MN 55440

American Enterprise Investment Services                Advisor Select - Class B - 4,481                 5.19%
P.O. Box 9446
Minneapolis, MN 55440

Strong Investments, Inc.                               Advisor Select - Class C - 10,018               12.80%
100 Heritage Reserve
Menomonee Falls, WI 53051

American Enterprise Investment Services                Advisor Select - Class C - 6,222                 7.95%
P.O. Box 9446
Minneapolis, MN 55440

Name and Address                                               Fund/Class/Shares                     Percent
------------------------------------------------------------------------------------------------------------
LPL Financial Services                                 Advisor Select - Class C - 5,951                 7.61%
9785 Towne Centre Drive
San Diego, CA 92121

American Enterprise Investment Services                Advisor Select - Class C - 5,530                 7.07%
P.O. Box 9446
Minneapolis, MN 55440

Merrill Lynch Pierce Fenner & Smith, Inc.              Advisor Select - Class C - 5,492                 7.02%
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246

Charles Schwab & Co., Inc.                      Advisor Small Cap Value - Class A - 10,215,716         43.24%
101 Montgomery Street
San Francisco, CA 94104

Great West Life & Annuity Insurance Co.         Advisor Small Cap Value - Class A - 3,357,086          14.21%
8515 E. Orchard Street
Greenwood Villa, CO 80111

Nationwide Trust Company                        Advisor Small Cap Value - Class A - 1,913,656           8.10%
P.O. Box 182029
Columbus, OH 43218

Merrill Lynch Pierce Fenner & Smith, Inc.        Advisor Small Cap Value - Class C - 672,445           11.96%
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246

Fidelity Investments                            Advisor Small Cap Value - Class Z - 8,203,800          18.43%
100 Magellan Way #KW1C
Covington, KY 41015

Charles Schwab & Co., Inc.                      Advisor Small Cap Value - Class Z - 5,715,915          12.84%
101 Montgomery Street
San Francisco, CA 94104

SSBT Trustee/Custodian                          Advisor Small Cap Value - Class Z - 4,306,556           9.68%
C/O Strong Retirement Plan Services
P.O. Box 1408
Milwaukee, WI 53201

Wells Fargo Bank                                Advisor Small Cap Value - Class Z - 2,533,558           5.69%
P.O. Box 1533
Minneapolis, MN 55480

Charles Schwab & Co., Inc.                          Advisor Technology - Class A - 50,865              40.53%
101 Montgomery Street
San Francisco, CA 94104

MCB Trust Services Custodian FBO                     Advisor Technology - Class A- 35,616              28.38%
Dental Health Productions, Inc.
700 17/th/ Street - Suite 300
Denver, CO 80202

Name and Address                                               Fund/Class/Shares                     Percent
------------------------------------------------------------------------------------------------------------
Merrill Lynch Fenner & Smith, Inc.                   Advisor Technology - Class A - 6,978               5.56%
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246

Pershing LLC                                         Advisor Technology - Class B - 24,645             31.22%
P.O. Box 2052
Jersey City, NJ 07303

Strong Investments, Inc.                             Advisor Technology - Class B - 10,017             12.69%
100 Heritage Reserve
Menomonee Falls, WI 53051

Strong Investments, Inc.                             Advisor Technology - Class C - 10,017             31.10%
100 Heritage Reserve
Menomonee Falls, WI 53051

Merrill Lynch Fenner & Smith, Inc.                   Advisor Technology - Class C - 7,858              24.40%
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246

RBC Dain Rauscher Custodian                          Advisor Technology - Class C - 3,138               9.74%
David Peterson
15405 Highland Lawns Court
Minneapolis, MN 55440

American Enterprise Investment Services              Advisor Technology - Class C - 2,343               7.27%
P.O. Box 9446
Minneapolis, MN 55440

American Enterprise Investment Services              Advisor Technology - Class C - 1,904               5.91%
P.O. Box 9446
Minneapolis, MN 55440

Charles Schwab & Co., Inc.                   Advisor U.S. Small/Mid Cap Growth - Class A - 110,675     43.31%
101 Montgomery Street
San Francisco, CA 94104

Strong Financial Corporation                 Advisor U.S. Small/Mid Cap Growth - Class A - 16,666       6.52%
100 Heritage Reserve
Menomonee Falls, WI 53051

Strong Financial Corporation                 Advisor U.S. Small/Mid Cap Growth - Class B - 16,666      13.71%
100 Heritage Reserve
Menomonee Falls, WI 53051

Wells Fargo Bank NA FBO                      Advisor U.S. Small/Mid Cap Growth - Class C - 20,895      15.09%
Longlet Donald M Rev
P.O. Box 1533
Minneapolis, MN 55480

Strong Financial Corporation                 Advisor U.S. Small/Mid Cap Growth - Class C - 16,666     12.036%
100 Heritage Reserve
Menomonee Falls, WI 53051

Name and Address                                               Fund/Class/Shares                     Percent
------------------------------------------------------------------------------------------------------------
U.S. Clearing                                 Advisor U.S. Small/Mid Cap Growth - Class C - 8,875       6.41%
A Division of Fleet Securities
26 Broadway
New York, NY 10004

Charles Schwab & Co., Inc.                           Advisor U.S. Value - Class A - 115,522            49.62%
101 Montgomery Street
San Francisco, CA 94104

U.S. Clearing                                        Advisor U.S. Value - Class A - 14,303              6.14%
A Division of Fleet Securities
26 Broadway
New York, NY 10004

Merrill Lynch Fenner & Smith, Inc.                   Advisor U.S. Value - Class B - 16,973              5.46%
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246

Merrill Lynch Pierce Fenner & Smith, Inc.            Advisor U.S. Value - Class C - 20,073              8.39%
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246

Aggressive Portfolio                                Advisor U.S. Value - Class K - 1,908,085           44.05%
EdVest WI College Savings Program
100 Heritage Reserve
Menomonee Falls, WI 53051

Moderate Portfolio                                   Advisor U.S. Value - Class K - 961,813            21.40%
EdVest WI College Savings Program
100 Heritage Reserve
Menomonee Falls, WI 53051

Balanced Portfolio                                   Advisor U.S. Value - Class K - 835,316            18.58%
EdVest WI College Savings Program
100 Heritage Reserve
Menomonee Falls, WI 53051

Strong Moderate Portfolio                            Advisor U.S. Value - Class K - 375,261             8.35%
A Series of Strong Life Stage Series, Inc.
100 Heritage Reserve
Menomonee Falls, WI 53051

Strong Investments, Inc.                           Advisor U.S. Value - Class Z - 5,238,844            37.97%
100 Heritage Reserve
Menomonee Falls, WI 53051

90% Equity Portfolio                               Advisor U.S. Value - Class Z - 2,393,060            17.35%
Tomorrow's Scholar College Savings Program
100 Heritage Reserve
Menomonee Falls, WI 53051

Name and Address                                               Fund/Class/Shares                     Percent
------------------------------------------------------------------------------------------------------------
75% Equity Portfolio                               Advisor U.S. Value - Class Z - 1,209,570             8.77%
Tomorrow's Scholar College Savings Program
100 Heritage Reserve
Menomonee Falls, WI 53051

SSBT Trustee/Custodian                              Advisor U.S. Value - Class Z - 746,448              5.41%
C/O Strong Retirement Plan Services
P.O. Box 1408
Milwaukee, WI 53201

50% Equity Portfolio                              Advisor U.S. Value - Class Z - 700,681                5.08%
Tomorrow's Scholar College Savings Program
100 Heritage Reserve
Menomonee Falls, WI 53051

U.S. Clearing                                  Advisor Utilities and Energy - Class A - 549,321        60.27%
A Division of Fleet Securities
26 Broadway
New York, NY 10004

U.S. Clearing                                  Advisor Utilities and Energy - Class A - 132,327        14.52%
A Division of Fleet Securities
26 Broadway
New York, NY 10004

U.S. Clearing                                   Advisor Utilities and Energy - Class A - 58,392         6.41%
A Division of Fleet Securities
26 Broadway
New York, NY 10004

Strong Financial Corporation                    Advisor Utilities and Energy - Class B - 10,000        42.57%
100 Heritage Reserve
Menomonee Falls, WI 53051

American Enterprise Investment Services         Advisor Utilities and Energy - Class B - 5,216         22.21%
P.O. Box 9446
Minneapolis, MN 55440

Merrill Lynch Fenner & Smith, Inc.              Advisor Utilities and Energy - Class B - 2,617         11.14%
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246

AG Edwards & Sons, Inc.                         Advisor Utilities and Energy - Class B - 1,379          5.87%
FBO William Brandt & Ellen
One North Jefferson
St. Louis, MO 63103

American Enterprise Investment Services         Advisor Utilities and Energy - Class B - 1,175          5.00%
P.O. Box 9446
Minneapolis, MN 55440

Name and Address                                               Fund/Class/Shares                     Percent
------------------------------------------------------------------------------------------------------------
Strong Financial Corporation                    Advisor Utilities and Energy - Class C - 10,000        56.90%
100 Heritage Reserve
Menomonee Falls, WI 53051

U.S. Clearing                                   Advisor Utilities and Energy - Class C - 1,736          9.88$
A Division of Fleet Securities
26 Broadway
New York, NY 10004

American Enterprise Investment Services         Advisor Utilities and Energy - Class C - 1,231          7.01%
P.O. Box 9446
Minneapolis, MN 55440

Merrill Lynch Fenner & Smith, Inc.               Advisor Utilities and Energy - Class C - 934           5.32%
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246

U.S. Clearing                                    Advisor Utilities and Energy - Class C - 892           5.08%
A Division of Fleet Securities
26 Broadway
New York, NY 10004

Any person owning more than 25% of the Fund's shares may be considered a "controlling person" of the Fund. Accordingly, a controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

                               INVESTMENT ADVISOR

The Fund entered into an Advisory Agreement with Strong Capital Management, Inc. ("Advisor"). Mr. Richard Strong controls the Advisor due to his stock ownership of the Advisor's parent company, Strong Financial Corporation. Ms. Ohm is Assistant Executive Vice President of the Advisor, Mr. Smirl is Senior Counsel, Assistant Executive Vice President, Secretary, and Chief Legal Officer of the Advisor, Mr. Southwell is Associate Counsel and Assistant Secretary of the Advisor, Mr. Widmer is Treasurer of the Advisor, and Mr. Zoeller is Executive Vice President and Chief Financial Officer of the Advisor. As of February 29, 2004, the Advisor had over $36 billion under management.

Effective September 5, 2002, the Advisor succeeded Rockhaven Asset Management, LLC as the investment advisor for the Rockhaven Fund. When the Rockhaven Fund was acquired by the Advisor Large Company Core Fund on September 16, 2002, the Advisor continued as the investment advisor for the Advisor Large Company Core Fund.

Under the terms of the Advisory Agreement, the Advisor manages the Fund's investments subject to the supervision of the Fund's Board. The Advisor is responsible for investment decisions and supplies investment research and portfolio management. The Advisory Agreement authorizes the Advisor to delegate its investment advisory duties to a subadvisor in accordance with a written agreement under which the subadvisor would furnish such investment advisory services to the Advisor. In that situation, the Advisor continues to have responsibility for all investment advisory services furnished by the subadvisor under the subadvisory agreement. At its expense, the Advisor provides office space and all necessary office facilities, equipment, and personnel for servicing the investments of the Fund. The Advisor places all orders for the purchase and sale of the Fund's portfolio securities at the Fund's expense.

Except for expenses assumed by the Advisor, as set forth above, or by Strong Investments, Inc. ("Distributor") with respect to the distribution of the Fund's shares, the Fund is responsible for all its other expenses, including, without limitation, interest charges, taxes, insurance, brokerage commissions, and similar expenses; distribution and shareholder servicing expenses; expenses of issue, sale, repurchase, or redemption of shares; expenses of registering or qualifying shares for sale with the states and the SEC; expenses for printing and distribution of prospectuses to existing shareholders; charges of custodians (including fees as custodian for keeping books and similar services for the Fund), transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, and clerical services related to recordkeeping and shareholder relations; printing of stock certificates; fees for Directors and officers who are not "interested persons" of the Advisor if any; expenses of indemnification; extraordinary expenses; and costs of shareholder and director meetings.



The Advisory Agreement has an initial term of two years and, thereafter, is required to be approved annually by either the Board or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). In either case, each annual renewal must be approved by the vote of a majority of the Fund's Directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable, without penalty, on 60 days' written notice by the Board, by vote of a majority of the Fund's outstanding voting securities, or by the Advisor, and will terminate automatically in the event of its assignment.



The Board last reviewed the Advisory Agreement for each Fund on April 30, 2004. In its review, the Board was provided materials relating to, and considered and evaluated, with respect to each Fund, (i) the terms of the Advisory Agreement, including the nature and scope of services to be provided to the Fund by the Advisor, the structure and rates of the investment advisory fees to be charged for those services, and the extent to which those fees include breakpoints or otherwise appropriately reflect economies of scale that may be realized by the Advisor; (ii) the fees and expenses that would be paid by the Fund as compared to the fees and expenses paid by similar funds managed by other investment advisers; (iii) the management fee rates and payment arrangements, (iv) the historical investment performance of each Fund, as compared tothe performance of other funds currently available in the market not advised or managed by the Advisor, but having a similar investment focus and asset composition; (v) the type and scope of services that historically have been provided to the Fund by the Advisor and the ability of the Advisor to continue to provide high quality investment advisory services to the Fund, in light of the experience and qualifications of the Advisor and its personnel, the Advisor's financial condition, and the terms of the Advisory Agreement, and, (vi) the current and projected profitability of the Advisor and other benefits that may be received by the Advisor or its affiliates as a result of serving as Advisor to the Fund (including soft dollar benefits received by the Advisor in addition to its management fee), both under the current and proposed revised management agreements and in light of other fees and expenses that would be paid by the Fund to the Advisor or to affiliates of the Advisor. On the basis of its review and analysis of the foregoing information, the Board found that the terms of the Advisory Agreement were fair and reasonable and in the best interest of shareholders.






On May 4, 2001, the Board for each Fund except the Advisor Endeavor Large Cap, Advisor International Core, Advisor Large Company Core Fund, Advisor U.S. Small/Mid Cap Growth Fund, and the Advisor Utilities and Energy Fund approved the following changes to the Amended Advisory Agreement, which were approved by shareholders on July 20, 2001. The revised Advisory Agreement calls for the management fee to be calculated using breakpoints, which provide for lower management fees on Fund net assets above specified asset levels. The specific asset levels at which management fees are reduced for these Funds are described below. In addition, under the revised Advisory Agreement, the management fee may be accrued and payable daily while under the Amended Advisory Agreement the management fee was accrued and payable monthly. The Advisor reserves the right, however, to receive payment of the management fee on a less frequent basis at its discretion. Prior to July 23, 2001, the management fee was accrued and payable monthly to the Advisor.



As compensation for its advisory services, the Fund pays to the Advisor a management fee at the annual rate specified below of the average daily net asset value of the Fund. From time to time, the Advisor may waive all or a portion of its management fee and may absorb expenses for the Fund.


Each class of the Fund pays its proportionate share of the management fee.


Fund                                      Annual Rate
-----------------------------------------------------
Advisor Common Stock Fund                        0.75%
Advisor Endeavor Large Cap Fund                  0.75%
Advisor Focus Fund                               0.75%
Advisor International Core Fund                  0.75%
Advisor Large Company Core Fund                  0.75%
Advisor Mid Cap Growth Fund                      0.75%
Advisor Select Fund                              0.75%
Advisor Small Cap Value Fund                     0.75%
Advisor Technology Fund                          0.75%

Fund                                      Annual Rate
-----------------------------------------------------
Advisor U.S. Small/Mid Cap Growth Fund           0.75%
Advisor U.S. Value Fund                          0.55%
Advisor Utilities and Energy Fund                0.75%


In addition, the Fund is subject to the following breakpoint schedule:

                                                    Current Annual Management Fee Rate
----------------------------------------------------------------------------------------------------
                                                        Average Daily Net Assets
----------------------------------------------------------------------------------------------------
                                         For Assets Under      For the Next          For Assets
Fund                                        $4 Billion      $2 Billion Assets   $6 Billion and Above
----------------------------------------------------------------------------------------------------
Advisor Common Stock Fund                            0.75%              0.725%                  0.70%
Advisor Endeavor Large Cap Fund                      0.75%              0.725%                  0.70%
Advisor Focus Fund                                   0.75%              0.725%                  0.70%
Advisor International Core Fund                      0.75%              0.725%                  0.70%
Advisor Large Company Core                           0.75%              0.725%                  0.70%
Advisor Mid Cap Growth Fund                          0.75%              0.725%                  0.70%
Advisor Select Fund                                  0.75%              0.725%                  0.70%
Advisor Small Cap Value Fund                         0.75%              0.725%                  0.70%
Advisor Technology Fund                              0.75%              0.725%                  0.70%
Advisor U.S. Small/Mid Cap Growth Fund               0.75%              0.725%                  0.70%
Advisor U.S. Value Fund                              0.55%               0.55%                  0.55%
Advisor Utilities and Energy Fund                    0.75%              0.725%                  0.70%

The Fund paid the following management fees for the time periods indicated:


                                                                    Management
                                         Management                  Fee After
         Fiscal Year Ended                 Fee ($)    Waiver ($)     Waiver ($)
--------------------------------------------------------------------------------
Advisor Common Stock Fund
12/31/01                                 12,718,231            0      12,718,231
12/31/02                                 12,132,512            0      12,132,512
12/31/03                                 11,789,247            0      11,789,247
Advisor Endeavor Large Cap Fund/(1)/
12/31/01/(2)/                                12,591            0          12,591
12/31/02                                    212,743            0         212,743
12/31/03                                    260,962            0         260,962
Advisor Focus Fund/
12/31/01                                     56,208            0          56,208
12/31/02                                     38,861        8,024          30,837
12/31/03                                     26,621       20,918           5,703
Advisor International Core Fund/(1)/
12/31/01/(2)/                                   578            0             578
12/31/02                                      3,042          848           2,194
12/31/03                                      8,252        8,252               0

Advisor Large Company Core Fund/(3)/
12/31/02/(4)/                                18,505       11,200           7,305
12/31/03                                    509,993       11,004         498,989
Advisor Mid Cap Growth Fund
12/31/01                                  1,172,792            0       1,172,792
12/31/02                                    756,188            0         756,188
12/31/03                                    641,656            0         641,656
Advisor Select Fund
12/31/01                                     44,930            0          44,930
12/31/02                                    429,730            0         429,730
12/31/03                                    545,194            0         545,194
Advisor Small Cap Value Fund
12/31/01                                  4,117,186            0       4,117,186
12/31/02                                  8,058,301            0       8,058,301
12/31/03                                 11,574,236            0      11,574,236
Advisor Technology Fund
12/31/01                                     14,314            0          14,314
12/31/02                                     14,888            0          14,888
12/31/03                                     16,284        4,970          11,314
Advisor U.S. Small/Mid Cap Growth
 Fund/(5)/
12/31/02/(6)/                                 3,277        2,025           1,252
12/31/03                                     18,505        8,677           9,828
Advisor U.S. Value Fund
12/31/01                                  1,192,367            0       1,192,367
12/31/02                                  1,114,762            0       1,114,762
12/31/03                                  1,205,647            0       1,205,647
Advisor Utilities and Energy Fund/(7)/
12/31/02/(8)/                                11,333            0          11,333
12/31/03                                     95,307            0          95,307

/(1)/ Commenced operations on September 28, 2001.
/(2)/ For the period from September 28, 2001, through December 31, 2001. /(3)/ Commenced operations on September 16, 2002.
/(4)/ For the period from September 16, 2002, through December 31, 2002. /(5)/ Commenced operations on March 28, 2002.
/(6)/ For the period from March 28, 2002, through December 31, 2002. /(7)/ Commenced operations on July 31, 2002.
/(8)/ For the period from July 31, 2002, through December 31, 2002.

Prior to July 23, 2001, the Advisory Agreement, except for the Advisory Agreements for the Advisor Select and Advisor Technology Funds, required the Advisor to reimburse the Fund in the event that the expenses and charges payable by the Fund in any fiscal year, including the management fee but excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, and similar fees and to the extent permitted extraordinary expenses, exceeded two percent (2%) of the average net asset value of the Fund for such year, as determined by valuations made as of the close of each business day of the year. Reimbursement of expenses in excess of the applicable limitation was made on a monthly basis and was paid to the Fund by reduction of the Advisor's fee, subject to later adjustment, month by month, for the remainder of the Fund's fiscal year.

Effective July 23, 2001 for the Advisor Common Stock, Advisor Mid Cap Growth, Advisor Small Cap Value, and Advisor U.S. Value Funds, the revised Advisory Agreement, which was approved on May 4, 2001 and July 20, 2001, by the Board of Directors and shareholders of the Funds, respectively, eliminates the 2% cap on expenses, which had been included in the then current advisory agreement under a state law requirement that has since been repealed.

Administrative Proceedings
On July 12, 1994, the SEC filed an administrative action ("Order") against the Advisor, Mr. Strong, and another employee of the Advisor in connection with conduct that occurred between 1987 and early 1990. In re Strong/Corneliuson Capital Management, Inc., et al. Admin. Proc. File No. 3-8411. The proceeding was settled by consent without admitting or denying the allegations in the Order. The Order found that the Advisor and Mr. Strong aided and abetted violations of Section 17(a) of the 1940 Act by effecting trades between mutual funds, and between mutual funds and Harbour Investments Ltd. ("Harbour"), without complying with the exemptive provisions of SEC Rule 17a-7 or otherwise obtaining an exemption. It further found that the Advisor violated, and Mr. Strong aided and abetted violations of, the disclosure provisions of the 1940 Act and the Investment Advisers Act of 1940 by misrepresenting the Advisor's policy on personal trading and by failing to disclose trading by Harbour, an entity in which principals of the Advisor owned between 18 and 25 percent of the voting stock. As part of the settlement, the respondents agreed to a censure and a cease and desist order and the Advisor agreed to various undertakings, including adoption of certain procedures and a limitation for six months on accepting certain types of new advisory clients.

On June 6, 1996, the Department of Labor ("DOL") filed an action against the Advisor for equitable relief alleging violations of the Employee Retirement Income Security Act of 1974 ("ERISA") in connection with cross trades that occurred between 1987 and late 1989 involving certain pension accounts managed by the Advisor. Contemporaneous with this filing, the Advisor, without admitting or denying the DOL's allegations, agreed to the entry of a consent judgment resolving all matters relating to the allegations. Reich v. Strong Capital Management, Inc. (U.S.D.C. E.D. WI) ("Consent Judgment"). Under the terms of the Consent Judgment, the Advisor agreed to reimburse the affected accounts a total of $5.9 million. The settlement did not have any material impact on the Advisor's financial position or operations.

Code of Ethics
The Fund, the Advisor, and the Distributor have adopted a Code of Ethics ("Code") that governs the personal trading activities of all "Access Persons" of the Advisor and the Distributor. Access Persons include every Director and officer of the Advisor, the Distributor, and the investment companies managed by the Advisor, including the Fund, as well as certain employees of the Advisor and the Distributor who have access to information relating to the purchase or sale of securities by the Advisor on behalf of accounts managed by it. The Code is based upon the principle that such Access Persons have a fiduciary duty to place the interests of the Fund and the Advisor's and Distributor's other clients ahead of their own.

The Code requires Access Persons (other than Access Persons who are disinterested directors of the investment companies managed by the Advisor, including the Fund) to, among other things, preclear their securities transactions (with limited exceptions, such as transactions in shares of mutual funds, gifting or transferring securities, direct obligations of the U.S. Government, and certain options on broad-based securities market indexes) and to execute such transactions through the Advisor's trading department. The Code, which applies to all Access Persons (other than Access Persons who are disinterested Directors of the investment companies managed by the Advisor, including the Fund), includes a ban on acquiring any securities in an initial public offering, other than a new offering of a registered open-end investment company, and a prohibition from profiting on short-term trading in securities. In addition, no Access Person may purchase or sell any security that is contemporaneously being purchased or sold, or to the knowledge of the Access Person, is being considered for purchase or sale, by the Advisor on behalf of any mutual fund or other account managed by it. Finally, the Code provides for trading "black out" periods of seven calendar days, prior to and after the trade, during which time Access Persons may not trade in securities that have been purchased or sold by any client for which the Advisor serves as an investment advisor or subadvisor, renders investment advice, makes investment decisions, or places orders through its Trading Department. Exceptions to the requirements of the Code of Ethics are to be handled on a case-by-case basis and will only be granted if the proposed conduct involves negligible opportunity for abuse.


The Fund has also adopted a Senior Officers' Code of Ethics (the "Officers' Code") to encourage its principal executive officers, senior financial officers, and persons performing a similar function ("Senior Officers") to act in a manner consistent with the highest principles of ethical conduct. The Senior Officers are responsible for conducting the Fund's business in a manner that demonstrates a commitment to the highest standards of integrity. The purposes of the Officers' Code are to promote:



     . Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
     . Full, fair, accurate, timely, and understandable disclosure in reports and documents that the Fund files with, or submits to, the SEC and in other public communications the Fund makes;
     . Fund compliance with applicable governmental laws, rules and regulations;
     . The prompt internal reporting to an appropriate person identified in the Officers' Code of violations of this Officers' Code; and
     .  Accountability for adherence to this Officers' Code.


Services

The Advisor offers investment advisory services to mutual funds, qualified pension and profit sharing plans, other qualified and non-qualified retirement plans, insurance companies, corporations, banks, partnerships, charitable foundations and other charitable organizations, and high net worth individuals, families, and trusts. The Advisor also serves as the Collateral Manager for the issuers of a limited number of Collateralized Debt Obligations (CDOs). CDOs are generally private offerings of tranches of investment-grade debt securities that are secured by a portfolio of either investment-grade or non-investment-grade debt obligations (collateral debt securities). The Advisor also serves as program manager to Qualified Tuition Programs established under Section 529 of the IRC ("College Savings Plan"). A College Savings Plan is generally a tax-advantaged trust created by a state in order to allow individuals to save for qualified higher education expenses.



The Advisor offers two programs of custom portfolio management: Strong Advisor and Strong Private Client. Strong Advisor is designed to help individual investors invest in a portfolio of Strong Funds and certain other unaffiliated mutual funds. Strong Private Client is designed to help investors invest in a portfolio of stocks, bonds, Strong Funds and other unaffiliated mutual funds. The Advisor, on behalf of participants in the Strong Advisor and Strong Private Client programs (individually or collectively a "Strong Program"), may invest a portion of the Strong Program's assets in any one Strong Fund, which in the case of a smaller Strong Fund, could represent a material portion of the Fund's assets. In such cases, a decision by the Advisor to redeem the Strong Program's investment in the Fund on short notice could raise a potential conflict of interest for the Advisor, between the interests of participants in the Strong Program and of the Fund's other shareholders.



The Advisor also currently offers three non-discretionary advice and recommendation services: Strong Financial Navigator, Strong Planning for Retirement, and Strong Retirement Income Planner. Please request the Advisor's Form ADV for additional information about these programs. The programs are subject to change.



While the Advisor's policies are designed to ensure that over time similarly-situated clients receive similar treatment to the maximum extent possible, because of the range of the Advisor's clients, the Advisor may give advice and take action with respect to one account that may differ from the advice given, or the timing or nature of action taken, with respect to another account (this includes actions taken by the Advisor and its principals and associates with respect to their personal securities transactions, to the extent permitted by and consistent with the Code). For example, the Advisor may use the same investment style in managing two accounts, but one may have a shorter-term horizon and accept high-turnover while the other may have a longer-term investment horizon and desire to minimize turnover. If the Advisor reasonably believes that a particular security may provide an attractive opportunity due to short-term volatility but may no longer be attractive on a long-term basis, the Advisor may cause accounts with a shorter-term investment horizon to buy the security at the same time it is causing accounts with a longer-term investment horizon to sell the security.

Disclosure of Fund Portfolio Holdings

The Advisor makes available to the public Strong mutual fund portfolio holdings monthly, following a one-month lag. This information may include one or more of the following: the name of the security, an indication of position size or month-end valuation, or other descriptive characteristics reasonably requested.






In the course of the normal operation of its investment advisory business, the Advisor may release and discuss portfolio holdings with broker/dealers and custodians.






The Advisor will not disclose any additional or more frequent mutual fund holdings information except as required by law or as is consistent with the best interest of the Funds' shareholders for legitimate business purposes and approved in advance by the firm's chief compliance officer or chief legal officer.


For more complete information about the Advisor, including its services, investment strategies, policies, and procedures, please call 1-800-368-3863 and ask for a copy of Part II of the Advisor's Form ADV.

Proxy Voting Policies and Procedures


The following summary describes how the Advisor, as investment adviser to the Strong Family of Funds, generally intends to vote on proxy issues for the securities held in Fund portfolios. The Advisor has been delegated the right and the obligation to vote proxies relating to the Funds' portfolio securities, subject to the oversight of the Board. In addition, the Advisor is responsible for establishing proxy voting policies and procedures, and reviewing and updating them as necessary.


General Principle.

The Advisor votes any proxy or other beneficial interest in an equity security prudently and solely in the best long-term economic interest of advisory clients and their beneficiaries, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.


The Proxy Committee.

The Advisor has established a Proxy Committee that meets as needed to administer, revise, and update the Proxy Voting Policy. In addition, the Proxy Committee meets when necessary to discuss and determine the votes for issues that do not fall into a category described in the Proxy Voting Policy, applying the general principles noted above. For issues that do not fall within predetermined voting guidelines, the Proxy Committee or its delegates may consult with the Portfolio Manager (or a member of the Portfolio Manager's investment team) of the account holding the relevant security for assistance in determining how to cast the vote.


Process.

In order to apply the general policy noted above in a timely and consistent manner, the Proxy Committee has delegated its voting authority to a third-party voting service ("Voting Delegate"). Subject to the oversight of the Proxy Committee, the Voting Delegate follows the written voting guidelines provided by the Advisor. The Voting Delegate reviews the issues on each voting ballot and itemizes them according to the written voting guidelines. Based on the standing instructions given by the Advisor to the Voting Delegate regarding how to vote, the Voting Delegate places and records the votes. When the voting policy relating to a specific issue is not clearly defined in the written voting guidelines, the Voting Delegate refers the vote decision to the Advisor for review.


Routine Corporate Administrative Items.

The Advisor generally is willing to vote with management on matters of a routine administrative nature. The Advisor believes management should be allowed to make those decisions that are essential to the ongoing operation of the company and which are not expected to have a major economic impact on the corporation and its shareholders. Examples of issues on which the Advisor will normally vote with management's recommendation include:

..  Appointment or election of auditors;
.. Increases in authorized common or preferred shares (unless management intends to use the additional shares to implement a takeover defense, in which case the proposal will be analyzed on a case-by-case basis);
..  Routine election or re-election of unopposed directors;

..  Director's liability and indemnification;
.. Incentive plans, restricted stock plans and bonus plans, when 10% or fewer of the outstanding shares have been allocated to the company's incentive plans, provided, however, the Proxy Committee may approve an allocation over 10% when the members believe such higher percentage is in the best interest of the Advisor's advisory clients given the facts and circumstances surrounding the proposal including, for example, whether a particular industry traditionally requires a company to allocate a higher percentage in order to be competitive;
.. Stock option plans, when 10% or fewer of the outstanding shares have been allocated to the company's plans, (including subsidiary plans, share option and share award plans, equity incentive plans and share options), provided, however, the Proxy Committee may approve an allocation over 10% when the members believe such higher percentage is in the best interest of the Advisors' advisory clients given the facts and circumstances surrounding the proposal including, for example, whether a particular industry traditionally requires a company to allocate a higher percentage in order to be competitive;
..  Employee stock purchase or ownership plans;
..  Name changes; and
..  The time and location of the annual meeting.



The Advisor generally opposes minimum share ownership requirements for directors because the Advisor feels that a director can serve a company well regardless of the extent of his or her share ownership.

The Advisor generally abstains from voting for an item denoting "such other business as may come before the meeting" because the Advisor will not vote "for" or "against" issues of which it is not aware.


Special Interest Issues.

While there are many social, religious, political, and other special interest issues that are worthy of public attention, the Advisor believes that the burden of social responsibility generally rests with management. Because the Advisor's primary responsibility in voting proxies is to provide for the greatest long-term shareholder value, the Advisor is generally opposed to special interest proposals that involve an economic cost to the corporation or that restrict the freedom of management to operate in the best interest of the corporation and its shareholders. Accordingly, the Advisor will vote with management's recommendation on issues such as:



..  Restrictions on military contracting;
..  Restrictions on the marketing of controversial products;
..  Restrictions on corporate political activities;
..  Restrictions on charitable contributions;
..  Restrictions on doing business with foreign countries;
..  A general policy regarding human rights;
..  A general policy regarding employment practices;
..  A general policy regarding animal rights;
..  A general policy regarding nuclear power plants;
..  Compensation plans; and
..  Rotating the location of the annual meeting among various cities.


Resolving Material Conflicts of Interest.

The SEC rule describes a potential conflict of interest as occurring when there is a vote between the interests of Fund shareholders, on the one hand, and those of the Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor, or principal underwriter, on the other.



To eliminate or minimize material conflicts of interest, the Advisor may follow one or more of the following procedures: a) use predetermined voting guidelines,
b) use the recommendations of an independent third party, or c) refer conflicts of interest to the Proxy Committee for a decision.


Proxy Voting Record Retention.

The Advisor retains the following records for a minimum of five years: (1) proxy voting policies and procedures; (2) proxy statements; (3) records of votes cast on behalf of clients; (4) records of clients' requests for proxy voting information; and (5) any documents prepared on behalf of the Advisor that were material in making the decision on how to vote.

After August 31, 2004, an annual record of all proxy votes cast for the Fund during the most recent 12-month period ended June 30, can be obtained (1) without charge, upon request, by calling 1-800-368-3863, and (2) on the SEC's web site at www.sec.gov, filed on form N-PX.


                             INVESTMENT SUBADVISORS

Advisor U.S. Small/Mid Cap Growth Fund




The Advisor has entered into a Subadvisory Agreement with Next Century Growth Investors, LLC ("Next Century") with respect to the Advisor U.S. Small/Mid Cap Growth Fund. Under the terms of the Subadvisory Agreement, Next Century furnishes investment advisory and portfolio management services to the Fund with respect to its investments. Next Century is responsible for decisions to buy and sell the Fund's investments and all other transactions related to investment and the negotiation of brokerage commissions, if any, except that the Advisor is responsible for managing the cash equivalent investments maintained by the Fund in the ordinary course of its business and which, on average, are expected to equal approximately five percent of the Fund's total assets. During the term of the Subadvisory Agreement, Next Century will bear all expenses incurred by it in connection with its services under such agreement.


The Subadvisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days written notice to Next Century. The Subadvisory Agreement may also be terminated by the Advisor for breach upon 20 days notice, immediately in the event that Next Century becomes unable to discharge its duties and obligations, and upon 60 days notice for any reason. The Subadvisory Agreement may be terminated by Next Century upon 180 days notice for any reason. The Subadvisory Agreement will terminate automatically in the event of its unauthorized assignment.



Effective July 31, 2002, the Subadvisory Agreement requires the Advisor, not the Fund, to pay Next Century a monthly fee based on the annual rate of 30% of the Fund's net advisory fees paid to the Advisor for the Fund's average daily net assets up to $1 billion and 25% of the Fund's net advisory fees paid to the Advisor for the Fund's average daily net assets above $1 billion, minus 50% of any payments the Advisor is obligated to make to third party financial intermediaries for various administrative services such third party intermediaries provide for the Fund's shareholders who invest through them. The Advisor may waive all or any portion of its management fee. In the event of a full waiver, the Subadvisory fee shall be zero. In the event of a partial waiver, the Subadvisory fee shall be reduced pro rata. Prior to July 31, 2002, the Advisor paid Next Century a fee equal to an annual rate of 0.50% of the Fund's average daily net asset value minus 50% of any payments the Advisor was obligated to make to third party financial intermediaries for various administrative services such third party intermediaries provided for the Fund's shareholders who invested through them.



The continuation of the Subadvisory Agreement was last approved by the Board of Directors on April 30, 2004. In its review, the Board of Directors was provided materials relating to (i) the terms of the proposed Subadvisory Agreement including the nature and scope of services to be provided to the Fund by Next Century and the structure and rates of the subadvisory fees to be charged for those services; (ii) the fees and expenses that would be paid by the Fund as compared to the fees and expenses paid by similar funds managed by other investment advisers; and (iii) the historical investment performance of the Fund as well as information on the performance of other funds currently available in the market not advised by Next Century, but having a similar investment focus and asset composition. On the basis of its review and analysis of the foregoing, the Board found that the terms of the Subadvisory Agreement were fair and reasonable and in the best interest of shareholders.


Next Century received the following subadvisory fees from the Advisor for the time period indicated.

Fiscal Year Ended    Subadvisory Fee ($)
----------------------------------------
    12/31/02                          51
    12/31/03                       4,849





Next Century has also adopted a Code of Ethics ("Next Century's Code"), which governs the personal trading activities of all Access Persons of Next Century. Access Persons include any director, officer, or Advisory Person of Next Century, except employees of the Advisor. The focus of Next Century's Code is the prevention of investment activities by persons with access to certain information that might be harmful to the interest of the Funds or that might enable such persons to illicitly profit from their relationship with the Funds.



Under Next Century's Code, no Access Person shall engage in any Personal Securities Transaction that the Access Person has reason to know will be detrimental to the best interest of any Fund. A Personal Securities Transaction is a transaction in a Security in which a person has or thereby acquires Beneficial Ownership. A person shall be considered to be "engaging in" or "effecting" a Personal Securities Transaction if the person, directly or indirectly, directs, participates in, or receives advance notification or advice of or regarding such transaction. A person shall not be considered to be "engaging in" or "effecting" a Personal Securities Transaction if such transaction is effected on the person's behalf by an independent fiduciary or broker with investment discretion, provided the person did not, directly or indirectly, direct, participate in, or receive advance notification or advice of or regarding such transaction. When engaging in Personal Securities Transaction, an Access Person shall place the interests of the Fund first, shall conduct such transaction in a manner consistent with Next Century's Code and in such a manner as to avoid an actual or potential conflict of interest or abuse of any such person's position of trust and responsibility as an Access Person, and shall not take inappropriate advantage of such person's position in relation to the Fund. Prior to effecting a Personal Securities Transaction, an Access Person shall notify the Director of Compliance of the proposed transaction, including the amount of the transaction and the Security involved. The Director of Compliance shall determine whether such transaction is consistent with Next Century's Code and communicate such determination to the Access Person. All capitalized terms not defined here can be found in Next Century's Code.


The Fund's portfolio managers and one other person ("Investment Managers"), and the Advisor entered into a Limited Liability Company Agreement (the "LLC Agreement") forming Next Century. Mr. Thomas L. Press, one of the Investment Managers of Next Century, controls Next Century pursuant to the terms of the LLC Agreement. The Advisor's ownership interest in Next Century may raise conflicts of interest in some situations.


The LLC Agreement provides that Next Century shall be managed and controlled by Next Century's Board of Directors. Currently, there are three directors. One of the directors is designated by the Advisor. The LLC Agreement grants to the Advisor, subject to applicable regulatory requirements, a right of first refusal pursuant to which the Advisor may purchase, under certain circumstances, and subject to certain restrictions any selling Investment Manager's interest in Next Century. The Advisor has sole responsibility for all distribution and marketing activities relating to the Fund's shares for as long as the Advisor is a member of Next Century.


Advisor Utilities and Energy Fund




The Advisor has entered into a Subadvisory Agreement with W.H. Reaves & Co., Inc. ("Reaves") with respect to the Advisor Utilities and Energy Fund. Mr. William H. Reaves is the President of Reaves and controls Reaves due to his stock ownership. Under the terms of the Subadvisory Agreement, Reaves furnishes investment advisory and portfolio management services to the Fund with respect to its investments. Reaves is responsible for decisions to buy and sell the Fund's investments and all other transactions related to investments and the negotiation of brokerage commissions, if any, except that the Advisor is responsible for managing the cash equivalent investments maintained by the Fund in the ordinary course of its business and which, on average, are expected to equal approximately five to seven percent of the Fund's total assets. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. However, because Reaves is a member of the New York Stock Exchange ("NYSE"), it is anticipated that Reaves will directly effect purchases and sales of securities on the NYSE and be paid a commission for such services commensurate with the commissions charged by unaffiliated brokers in arm's length transactions. (See "Portfolio Transactions and Brokerage.") During the term of the Subadvisory Agreement, Reaves will bear all expenses incurred by it in connection with its services under the Subadvisory Agreement.


The Subadvisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days written notice to Reaves. The Subadvisory Agreement may also be terminated by the Advisor for breach upon 20 days notice, immediately in the event that Reaves becomes unable to discharge its duties and obligations, and upon 60 days notice for any reason. The Subadvisory Agreement may be terminated by Reaves upon 180 days notice for any reason. The Subadvisory Agreement will terminate automatically in the event of its unauthorized assignment.

The continuation of the Subadvisory Agreement was last approved by the Board on April 30, 2004. In its review, the Board was provided materials relating to (i) the terms of the proposed Subadvisory Agreement between Reaves and the Advisor, including the nature and scope of services to be provided to the Fund by Reaves and the structure and rates of the subadvisory fees to be charged for those services; (ii) the fees and expenses that would be paid by the Fund as compared to the fees and expenses paid by similar funds managed by other investment advisers; and (iii) the historical investment performance of other funds currently available in the market not advised by Reaves, but having a similar investment focus and asset composition. On the basis of its review and analysis of the foregoing, the Board of Directors found that the terms of the Subadvisory Agreement were fair and reasonable and in the best interest of shareholders.


The Subadvisory Agreement requires the Advisor, not the Fund, to pay Reaves a fee, based on the Fund's average daily net asset value, computed and paid monthly, at an annual rate of (i) 0.585% of the first $200 million of the Fund's net assets, (ii) 0.36% on the next $100 million of assets between $200 million and $300 million; (iii) 0.27% on the next $300 million of assets between $300 million and $600 million; (iv) 0.225% on the next $200 million of assets between $600 million and $800 million; (v) 0.18% on the next $200 million of assets between $800 million and $1.0 billion; (vi) 0.16% on the next $500 million of assets between $1.0 billion and $1.5 billion; (vii) 0.135% on the next $500 million of assets between $1.5 billion and $2.0 billion; (viii) 0.115% on the next $500 million of assets between $2.0 billion and $2.5 billion; and (ix) 0.09% on assets over $2.5 billion. These fees are subject to adjustment upward or downward depending on the Fund's performance measured against a benchmark (the "Benchmark").

In May 2003, the Board of Directors approved a change in the Benchmark to better match the investment strategies of the Subadvisor such that, effective May 1, 2003, the Benchmark will be 90% of the performance of a blend of 50% S&P 500 Utilities Index, 25% S&P 500 Telecommunication Services Index, and 25% S&P 500 Energy Index. Previously, the Benchmark was 90% of the performance of a blend of 35% S&P Telecommunications Services, 35% S&P Electric Utilities, 15% S&P Energy, 6 2/3% S&P Gas Utilities, 3 1/3% S&P Multi-Utilities, and 5% current rate on cash balances (using the Salomon Smith Barney 3-Month T-Bill Index). Specifically, Reaves is paid a fee that is 11% higher (rounded to the nearest two decimal places) than the fees listed above if the Fund's performance during a rolling twelve month period, determined at the end of each month, is equal to or greater than the performance of the Benchmark. However, if the Fund's performance is less than the performance of the Benchmark for the same calculation period, then Reaves will be paid a fee that is 11% less (rounded to the nearest two decimal places) than the fees listed above. The change in the Benchmark does not change the fee paid by the Fund to the Advisor, rather it may potentially change the fee paid by the Advisor to Reaves. For the current fiscal period, Reaves' fee will be based on the Fund's performance measured against the old Benchmark, through April 30, 2003, and on the Fund's performance measured against the new Benchmark from May 1, 2003 through the end of the Fund's fiscal period.

During the first fiscal period, there were less than twelve months of performance for the Fund to be measured against its then-effective Benchmark, as the Fund commenced operations on July 31, 2002. Therefore, for purposes of determining the fee paid to Reaves during the first year, the Fund's performance was compared to then-effective Benchmark's performance for the cumulative number of months from the inception of the revised Subadvisory Agreement to the end of each calculation month. Under the Subadvisory Agreement, the Advisor and Reaves shall share, in proportion to the fees they receive under their respective Fund advisory or subadvisory agreement, in the amount of payments the Advisor is obligated to make to third party intermediaries who provide various administrative services for Fund shareholders who invest through them.

Reaves received the following subadvisory fees from the Advisor for the time periods indicated.




Fiscal Year Ended    Subadvisory Fee ($)
----------------------------------------
    12/31/02                       2,479
    12/31/03                      58,732




Reaves has also adopted a Code of Ethics (Reaves' Code), which governs the personal trading activities of all employees of Reaves. Reaves' Code is based upon the principal that employees must avoid serving their own personal interests ahead of the interests of the clients.

Reaves' Code permits employees to invest in securities, including securities held by the Fund, subject to specific conditions. Trades for all personal and related accounts will be approved on a trade by trade basis prior to the order being placed. The trade will only be approved if the security is not held by the Fund or if it already has an established position in the Fund's portfolio. The trade will not be approved when the security is in the process of being established in, or liquidated from, the Fund's portfolio. Under no condition will an employee receive a better price on a security than the Fund receives on orders placed on the same day. All short-term trades for personal or related accounts with a holding period of less than 60 days (Short-Term Trades) must be reviewed by the Compliance Officer. Reaves' Code also provides several situations in which employees are prohibited from investing in securities. Portfolio managers and research analysts taking same direction transactions for their personal or related accounts (within his or her sector of responsibility) within seven calendar days of the establishment or liquidation of a position in the same security, or equivalent security, by an advisory account is prohibited, as well as Short-Term Trades. In addition, an employee who is a trader in a stock in which the firm is a market maker may not purchase or sell, for his or her personal or related account, any security in which he or she makes a market or any related financial instrument.

                                  ADMINISTRATOR


Effective November 30, 2001, each Fund, except the Advisor Large Company Core, Advisor U.S. Small/Mid Cap Growth, and the Advisor Utilities and Energy Funds, entered into an administration agreement ("Administration Agreement") with Strong Investor Services, Inc. ("Administrator") for administration services to the Fund that previously were provided by the Advisor under the same terms and conditions. Prior to November 30, 2001, each of those Funds had entered into a separate administration agreement with the Advisor for administration services for the Fund that previously had been provided by the Advisor under the Advisory Agreement. The Advisor Large Company Core, the Advisor U.S. Small/Mid Cap Growth, and the Advisor Utilities and Energy Funds have entered into an Administration Agreement with the Administrator for administration services to the Funds. The Administrator is an affiliated company of the Advisor and the Distributor.

The Fund has adopted a Rule 18f-3 Plan under the 1940 Act ("Multi-Class Plan"). The Multi-Class Plan permits the Fund to have multiple classes of shares. The Advisor U.S. Value Fund currently offers five classes of shares: Class A, Class B, Class C, Class K, and Class Z. The Advisor Common Stock Fund, Advisor Mid Cap Growth Fund, and Advisor Small Cap Value Fund currently offer four classes of shares: Class A, Class B, Class C, and Class Z. The Advisor Large Company Core Fund currently offers four classes of shares: Class A, Class B, Class C, and Class K. The Advisor Endeavor Large Cap Fund, Advisor Focus Fund, Advisor Select Fund, Advisor International Core Fund, Advisor Technology Fund, Advisor U.S. Small/Mid Cap Growth Fund, and Advisor Utilities and Energy Fund currently offer three classes of shares: Class A, Class B, and Class C. Prior to December 27, 2001, each Fund, except the Advisor Endeavor Large Cap Fund, Advisor International Core Fund, Advisor Large Company Core, Advisor U.S. Small/Mid Cap Growth Fund and Advisor Utilities and Energy Fund, also offered Class L shares. Class L shares were redesignated as, and converted into, Class A shares of the same respective Fund on December 27, 2001.

The fees received and the services provided by the Administrator as administrator for the Fund are in addition to fees received and services provided by the Administrator under the Transfer and Dividend Disbursing Agent Agreement. The Administrator is an affiliated company of the Advisor and the Distributor.


Administration Agreement - Classes A, B, C, K, and Z





Under the Administration Agreement, the Administrator provides or makes provision for certain administrative functions for the Class A, Class B, Class C, Class K, and Class Z shares of the Fund, including: (i) authorizing expenditures and approving bills for payment on behalf of the Fund and Class A, Class B, Class C, Class K, and Class Z shares; (ii) supervising preparation of the periodic updating of the Fund's registration statements with respect to the Class A, Class B, Class C, Class K, and Class Z shares, including Class A, Class B, Class C, Class K, and Class Z share prospectuses and statements of additional information, for the purpose of filings with the SEC and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (iii) supervising preparation of shareholder reports, notices of dividends, capital gains distributions and tax credits for the Fund's Class A, Class B, Class C, Class K, and Class Z share shareholders, and attending to routine correspondence and other communications with individual shareholders;
(iv) supervising the daily pricing of the Fund's investment portfolio and the publication of the net asset value of the Class A, Class B, Class C, Class K, and Class Z shares of the Fund, earnings reports and other financial data; (v) monitoring relationships with organizations providing services to the Fund with respect to the Class A, Class B, Class C, Class K, and Class Z shares, including the Custodian, DST, and printers; (vi) supervising compliance by the Fund, with respect to the Class A, Class B, Class C, Class K, and Class Z shares, with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and the Fund's transfer agent) and preparing and filing of tax reports other than the Fund's income tax returns; (vii) providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; (viii) transmitting shareholders' purchase and redemption orders to the Fund's transfer agent; (ix) arranging for the wiring or other transfer of funds to and from shareholder accounts in connection with shareholder orders to purchase or redeem Class A, Class B, Class C, Class K, and Class Z shares; (x) verifying purchase and redemption orders, transfers among and changes in shareholder-designated accounts; (xi) informing the Distributor of the gross amount of purchase and redemption orders for Class A, Class B, Class C, Class K, and Class Z shares; (xii) providing such other related services as the Fund or a shareholder may reasonably request, to the extent permitted by applicable law; and, in addition, for Class Z shares only, (xiii) answering shareholder inquiries regarding account status and history, the manner in which purchases and redemptions of the shares may be effected, and certain other matters pertaining to the Funds; and (xiv) assisting shareholders in designating and changing dividend options, account designations, and addresses. For its services under the Administration Agreement the Administrator receives a fee from the Fund at the annual rate of 0.30% of the Fund's average daily net assets attributable to Class A, Class B, Class C, and Class Z shares, and 0.25% of the Fund's average daily net assets attributable to Class K shares. This fee is computed and payable daily or as otherwise agreed by the Fund and the Administrator.



Prior to July 23, 2001, the Advisor received a fee from each Fund, except the Advisor Endeavor Large Cap Fund, Advisor International Core Fund, Advisor Large Company Core Fund, Advisor U.S. Small/Mid Cap Growth Fund, and Advisor Utilities and Energy Fund, at the annual rate of 0.25% of the Fund's average daily net assets attributable to the Class Z shares. Prior to April 12, 2001 for the Advisor Common Stock, Advisor Technology, and Advisor U.S. Value Funds, and April 27, 2001, for the Advisor Select, Advisor Mid Cap Growth, and Advisor Small Cap Value Funds, the fee was computed and payable monthly or as otherwise agreed by the Fund and the Advisor.


The Fund paid the following administrative fees for the time periods indicated. From time to time, the Administrator may waive all or a portion of its administration fee and may absorb expenses for the Fund.





                                                                                    Administrative Fee
      Fiscal Year Ended                   Administrative Fee ($)  Absorptions ($)  After Absorptions ($)
--------------------------------------------------------------------------------------------------------
Advisor Common Stock Fund -
 Class A/(1)/
12/31/01                                                  34,468                0                 34,468
12/31/02                                                 120,461                0                120,461
12/31/03                                                 185,953                0                185,953
Advisor Common Stock Fund -
 Class B
12/31/01                                                  19,128            6,434                 12,694
12/31/02                                                  63,023                0                 63,023
12/31/03                                                  92,421                0                 92,421
Advisor Common Stock Fund -
 Class C
12/31/01                                                  19,275            5,204                 14,071
12/31/02                                                  62,105                0                 62,105
12/31/03                                                  83,696                0                 83,696
Advisor Common Stock Fund -
 Class Z
12/31/01                                               4,543,000                0              4,543,000
12/31/02                                               4,626,000                0              4,626,000
12/31/03                                               4,357,362                0              4,357,362
Advisor Endeavor Large Cap Fund -
 Class A/(2)/
12/31/01/(3)/                                              4,632                0                  4,632
12/31/02                                                  84,185                0                 84,185
12/31/03                                                 101,753                0                101,753

Advisor Endeavor Large Cap Fund -
 Class B/(2)/
12/31/01/(3)/                                                 83               23                     60
12/31/02                                                     444              170                    274
12/31/03                                                   1,661                0                  1,661
Advisor Endeavor Large Cap Fund -
 Class C/(2)/
12/31/01/(3)/                                                 82               23                     59
12/31/02                                                     468              281                    187
12/31/03                                                     971              100                    871
Advisor Focus Fund - Class A/(1)/
12/31/01                                                  15,743           13,321                  2,422
12/31/02                                                   9,373            2,213                  7,160
12/31/03                                                   5,824            5,824                      0
Advisor Focus Fund - Class B
12/31/01                                                   4,272                0                  4,272
12/31/02                                                   4,691            2,472                  2,219
12/31/03                                                   3,759            1,475                  2,284
Advisor Focus Fund - Class C
12/31/01                                                   1,784                0                  1,784
12/31/02                                                   1,492               34                  1,458
12/31/03                                                   1,065              392                    673
Advisor International Core Fund -
 Class A/(2)/
12/31/01/(3)/                                                 77                0                     77
12/31/02                                                     468              162                    306
12/31/03                                                   1,240            1,240                      0
Advisor International Core Fund -
 Class B/(2)/
12/31/01/(3)/                                                 77               70                      7
12/31/02                                                     580              410                    170
12/31/03                                                   1,529            1,529                      0
Advisor International Core Fund -
 Class C/(2)/
12/31/01/(3)/                                                 77               70                      7
12/31/02                                                     444              334                    110
12/31/03                                                     537              355                    182
Advisor Large Company Core Fund -
 Class A/(4)/
09/30/02/(5)/                                              1,601                2                  1,599
12/31/02/(6)/                                              4,573            1,514                  3,059
12/31/03                                                 116,850           20,922                 95,928

Advisor Large Company Core Fund -
 Class B/(7)/
12/31/02/(6)/                                                188               43                    145
12/31/03                                                  12,514              383                 12,131
Advisor Large Company Core Fund -
 Class C/(7)/
12/31/02/(6)/                                                163               30                    133
12/31/03                                                  10,418              279                 10,139
Advisor Large Company Core Fund -
 Class K/(7)/
12/31/02/(6)/                                                 83               62                     21
12/31/03                                                  53,298           53,298                      0
Advisor Mid Cap Growth Fund -
 Class A/(1)/
12/31/01                                                  14,448                0                 14,448
12/31/02                                                  20,336                0                 20,336
12/31/03                                                  29,340                0                 29,340
Advisor Mid Cap Growth Fund - Class B
12/31/01                                                   5,708            1,455                  4,253
12/31/02                                                   8,345              888                  7,457
12/31/03                                                   8,301            1,779                  6,522
Advisor Mid Cap Growth Fund - Class C
12/31/01                                                   2,452              677                  1,775
12/31/02                                                   3,514               62                   3452
12/31/03                                                   2,713              287                  2,426
Advisor Mid Cap Growth Fund - Class Z
12/31/01                                                 400,298                0                400,298
12/31/02                                                 270,463                0                270,463
12/31/03                                                 215,717           23,525                192,192
Advisor Select Fund - Class A
12/31/01                                                  15,575              381                 15,194
12/31/02                                                 170,181               25                170,156
12/31/03                                                 215,675                0                215,675
Advisor Select Fund - Class B
12/31/01                                                     837              701                    136
12/31/02                                                   1,259              114                  1,145
12/31/03                                                   1,371                0                  1,371

Advisor Select - Class C
12/31/01                                                     522              510                     12
12/31/02                                                     649               63                    586
12/31/03                                                   1,033               86                    947
Advisor Small Cap Value Fund -
 Class A/(1)/
12/31/01                                                 249,132                0                249,132
12/31/02                                                 842,442                0                842,442
12/31/03                                               1,395,380                0              1,395,380
Advisor Small Cap Value Fund - Class B
12/31/01                                                  53,506            3,465                 50,041
12/31/02                                                 194,010                0                194,010
12/31/03                                                 284,393                0                284,393
Advisor Small Cap Value Fund - Class C
12/31/01                                                  44,510            2,660                 41,850
12/31/02                                                 232,607                0                232,607
12/31/03                                                 380,914                0                380,914
Advisor Small Cap Value Fund - Class Z
12/31/01                                               1,181,819                0              1,181,819
12/31/02                                               1,958,967                0              1,958,967
12/31/03                                               2,571,489                0              2,571,489
Advisor Technology Fund - Class A/(1)/
12/31/01                                                   3,891                0                  3,891
12/31/02                                                   4,349            1,757                  2,592
12/31/03                                                   4,685            4,685                      0
Advisor Technology Fund - Class B
12/31/01                                                     507                0                    507
12/31/02                                                     543              327                    216
12/31/03                                                     963              963                      0
Advisor Technology Fund - Class C
12/31/01                                                   1,078                0                  1,078
12/31/02                                                   1,212              740                    472
12/31/03                                                     865              865                      0
Advisor U.S. Small/Mid Cap Growth Fund -
 Class A/(8)/
12/31/02/(9)/                                                475              346                    129
12/31/03                                                   3,478              256                  3,222

Advisor U.S. Small/Mid Cap Growth Fund -
 Class B/(8)/
12/31/02/(9)/                                                500              368                    132
12/31/03                                                   1,976              439                  1,537
Advisor U.S. Small/Mid Cap Growth Fund -
 Class C/(8)/
12/31/02/(9)/                                                368              247                    121
12/31/03                                                   1,940              305                  1,635
Advisor U.S. Value Fund - Class A/(1)/
12/31/01                                                   4,357                0                  4,357
12/31/02                                                  12,931               73                 12,858
12/31/03                                                  10,075                0                 10,075
Advisor U.S. Value Fund - Class B
12/31/01                                                   4,196              629                  3,567
12/31/02                                                   8,153                0                  8,153
12/31/03                                                  10,896                0                 10,896
Advisor U.S. Value Fund - Class C
12/31/01                                                   1,227              206                  1,021
12/31/02                                                   3,019                0                  3,019
12/31/03                                                   6,787                0                  6,787
Advisor U.S. Value Fund -
 Class K/(10)/
12/31/02                                                  12,814            6,091                  6,723
12/31/03                                                  44,644           13,849                 30,795
Advisor U.S. Value Fund - Class Z
12/31/01                                                 581,313                0                581,313
12/31/02                                                 568,620                0                568,620
12/31/03                                                 577,375                0                577,375
Advisor Utilities and Energy Fund -
 Class A/(11)/
12/31/02/(12)/                                             5,351                0                  5,351
12/31/03                                                  36,978                0                 36,978
Advisor Utilities and Energy Fund -
 Class B/(11)/
12/31/02/(12)/                                               122                0                    122
12/31/03                                                     374              139                    235
Advisor Utilities and Energy Fund -
 Class C/(11)/
12/31/02/(12)/                                               145                3                    142
12/31/03                                                     669              244                    425

/(1)/ These fees do not reflect the fees of the former Class L shares, which were redesignated as and converted into Class A shares on December 27, 2001. /(2)/ First offered on September 28, 2001.
/(3)/ For the period from September 28, 2001, through December 31, 2001. /(4)/ Commenced operations on September 16, 2002.
/(5)/ For the period from September 16, 2002, through September 30, 2002. /(6)/ For the period from September 30, 2002, through December 31, 2002. /(7)/ First offered on September 30, 2002.
/(8)/ Commenced operations on March 28, 2002.
/(9)/ For the period from March 28, 2002, through December 31, 2002.
/(10)/ Commenced operations on July 31, 2002.
/(11)/ For the period from July 31, 2002, through December 31, 2002.


                                   DISTRIBUTOR


Under a Distribution Agreement with the Fund ("Distribution Agreement"), Strong Investments, Inc. ("Distributor"), P.O. Box 2936, Milwaukee, WI 53201, acts as underwriter of the Fund's shares. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund's shares on a continuous basis. The Distribution Agreement further provides that the Distributor will bear the additional costs of printing prospectuses and shareholder reports that are used for selling purposes, as well as advertising and any other costs attributable to the distribution of the Fund's shares. The Distributor is an affiliated company of the Advisor and the Administrator. The Distribution Agreement is subject to the same termination and renewal provisions as are described above with respect to the Advisory Agreement.

The offering price of Class Z shares of the Advisor Common Stock Fund, Advisor U.S. Value Fund, Advisor Mid Cap Growth Fund and Advisor Small Cap Value Fund is the net asset value. The Class Z shares are offered on a "no-load" basis, which means investors pay no up-front sales charge on the purchases of those shares. The former Investor Class shares of these Funds were redesignated Class Z on November 30, 2000. Class Z shares are only available to certain types of investors. See Appendix B for more information on the eligibility criteria for purchasing Class Z shares.

The offering price of Class A shares of each Fund is the initial sales charge plus the net asset value. The Distributor may pay up to 100% of the applicable initial sales charges due upon the purchase of the Class A shares to the brokers, if any, involved in the transaction. As compensation for its services under the Distribution Agreement, the Distributor may retain all or a portion of the initial sales charge from purchases of Class A shares of the Fund. The Fund pays an annual 12b-1 fee of 0.25% of average daily net asset value of Class A shares to the Distributor or others (e.g. broker-dealers and financial advisors). Class A shares also are subject to a 1.00% contingent deferred sales charge ("CDSC") or, for the Advisor Large Company Core Fund, a 1.00% redemption fee in certain circumstances. See Appendix B for more information on Class A shares, including sales charge breakpoints and waivers.

The offering price of Class B shares of each Fund is the net asset value. Class B shares redeemed within six years of purchase are subject to a CDSC, beginning at 5.00% for redemptions within the first year, declining to 4.00% for redemptions within years two and three, 3.00% in year four, 2.00% in year five, 1.00% in year six, and disappearing after the sixth year. See Appendix B for more information on Class B shares. The Fund pays an annual 12b-1 fee of 1.00% of average daily net assets on Class B shares, which compensates the Distributor for paying the broker involved in the transaction, if any, a 4.00% up-front sales commission, which includes an advance of the first year's service fee. See "Distribution Plan" for more information on Class B shares.

The offering price of Class C shares of the Fund is the net asset value. However, investors pay a 1.00% CDSC on Class C shares in certain circumstances. See Appendix B for more information on Class C shares. The Fund pays an annual 12b-1 fee of 1.00% of average daily net assets on Class C shares, which compensates the Distributor for paying the broker involved in the transaction, if any, a 1.00% up-front sales commission, and which includes an advance of the first year's service fee. See "Distribution Plan" for more information on Class C shares.

The offering price of Class K shares of the Advisor Large Company Core Fund and Advisor U.S. Value Fund is the net asset value. Class K is offered on a "no-load" basis, which means investors pay no up-front sales charge on the purchases of those shares. Class K shares are only available to certain types of investors. See Appendix B for more information on the eligibility criteria for purchasing Class K shares.

The Distributor has adopted a Code of Ethics. See the "Investment Advisor" section for details.

From time to time, the Distributor may hold in-house sales incentive programs for its associated persons under which these persons may receive compensation awards in connection with the sale and distribution of the Fund's shares. These awards may include items such as, but not limited to, cash, gifts, merchandise, gift certificates, and payment of travel expenses, meals, and lodging. Any in-house sales incentive program will be conducted in accordance with the rules of the National Association of Securities Dealers, Inc. ("NASD").

                                DISTRIBUTION PLAN


The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Plan") for Class A, Class B, and Class C shares. Although the plan differs in some ways for each class, the plan is designed to benefit the Fund and its shareholders. The Rule 12b-1 Plan authorizes the Fund, with respect to its Class A shares, to make payments to the Distributor or others in connection with the distribution of its Class A shares at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to its Class A shares, and with respect to its Class B and Class C shares, to make payments to the Distributor or others in connection with the distribution of its Class B or Class C shares at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to its Class B or Class C shares. However, under the Distribution Agreement for the Class A, Class B, and Class C shares of the Fund, payments to the Distributor under the Rule 12b-1 Plan are limited to payment at an annual rate equal to 0.25% of average daily net assets attributable to Class A, Class B, and Class C shares.



Under the Rule 12b-1 Plan, the Fund pays the Distributor or others for any activities or expenses that are primarily intended to sell Class A, Class B, and Class C shares, including, but not limited to compensation and expenses, including overhead and telephone expenses, of employees of the Distributor who engage in or support the distribution of Class A, Class B, and Class C shares; advancing commissions to securities dealers for the initial sale of Class B shares and Class C shares; printing and distribution of prospectuses, statements of additional information and any supplements thereto, and shareholder reports to persons other than existing shareholders; preparation, printing and distribution of sales literature and advertising materials; holding seminars and sales meetings with wholesale and retail sales personnel, which are designed to promote the distribution of Class A, Class B, and Class C shares; and compensation of broker-dealers. These expenses also may include service fees paid to securities dealers or others who have a servicing agreement with the Fund and the Distributor or its affiliates who provide service or account maintenance to shareholders. The Distributor may determine the services to be provided by the broker-dealer to shareholders in connection with the sale of Class A, Class B, and Class C shares. All or any portion of the compensation paid to the Distributor may be reallocated by the Distributor to broker-dealers who sell Class A, Class B, and Class C shares.



These expenses also may include service fees paid to securities dealers or others who have a servicing agreement with the Fund, the Distributor or its affiliates who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of the Distributor's overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses." The distribution and service (12b-1) fees charged to each class are based only on the fees attributable to that particular class. The Advisor and/or an affiliate, including the Distributor, may make payments from their own resources to brokers, financial advisors, or other for selling or servicing Fund shares.



Class A Shares. The Fund pays up to 0.25% per year of Class A's average daily net assets to the Distributor or others.



Class B and Class C Shares. The Fund pays the Distributor up to 1.00% per year of the class' average daily net assets, out of which 0.25% may be used for service fees. The 12b-1 fees also may be used to pay the Distributor for advancing commissions to securities dealers for the initial sale of Class B and Class C shares. The Distributor uses 12b-1 plan fees payable to it to pay third party financing entities that have provided financing to the Distributor in connection with advancing commissions to securities dealers.

The Rule 12b-1 Plan is a compensation plan. It allows the Fund to pay a fee to the Distributor that may be more than the eligible expenses the Distributor has incurred at the time of the payment. The Distributor must, however, report to the Board on how it has spent or has immediate plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the Rule 12b-1 Plan, and shall not exceed the amount permitted to be paid under the rules of the NASD.

In addition to the payments to which the Distributor or others are entitled to under the Rule 12b-1 Plan, the Rule 12b-1 Plan also provides that to the extent the Fund, the Advisor or the Distributor or other parties on behalf of the Fund, the Advisor or the Distributor make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the meaning of Rule 12b-1 under the 1940 Act, then these payments shall be deemed to have been made pursuant to the Rule 12b-1 Plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the Rule 12b-1 Plan because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the Rule 12b-1 Plan for administrative servicing or for agency transactions.

The Distributor must provide written reports to the Board at least quarterly on the amounts and purpose of any payment made under the Rule 12b-1 Plans and any related agreements, and furnish the Board with such other information as the Board may reasonably request to enable it to make an informed determination of whether the Rule 12b-1 Plans should be continued.

The Rule 12b-1 Plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each Rule 12b-1 Plan also are consistent with Rule 12b-1. The Rule 12b-1 Plan will continue in effect from year to year, provided that such continuance is approved annually by a vote of the Board, and a majority of the Directors who are not interested persons (as defined in the 1940
Act) of the Fund and have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreements related to the Rule 12b-1 Plan ("Rule 12b-1 Independent Directors"), cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plan. The Rule 12b-1 Plan may not be amended to increase materially the amount to be spent for the services described in the Rule 12b-1 Plan without the approval of the shareholders of 12b-1 shares of the Fund, and all material amendments to the Rule 12b-1 Plan must also be approved by the Directors in the manner described above. The Rule 12b-1 Plan may be terminated at any time, without payment of a penalty, by a vote of a majority of the Rule 12b-1 Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) on not more than 60 days' written notice to any other party to the Rule 12b-1 Plan. The Board and the Rule 12b-1 Independent Directors have determined that, in their judgment, there is a reasonable likelihood that the Rule 12b-1 Plan will benefit the Fund and its shareholders of 12b-1 shares. Such benefits might include access to new markets resulting in additional sales of the class of shares, greater potential for economies of scale, greater retention of assets in the class of shares, and the provision of shareholder support services by entities with whom shareholders have other relationships. Under the Rule 12b-1 Plan, the Distributor will provide the Board and the Directors will review, at least quarterly, a written report of the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made. As part of their quarterly review of the Rule 12b-1 Plan, the Directors will consider the continued appropriateness of the Rule 12b-1 Plan and the level of compensation provided thereunder.


The Fund paid the following distribution and service fees under its Rule 12b-1 Plan.


                                                                                     Remaining 12b-1 Fees
                                                                                       Used to Pay For
                                                                                      1) Advertising and
                                                                                       2) Printing and
                                                                      12b-1 Fees          Mailing of
                                                                       Retained          Prospectuses
                                                   Compensation to      by the             to Other
 Fiscal Year     Gross 12b-1                        Unaffiliated      Distributor        Than Current
    Ended         Fees ($)     Absorptions ($)   Broker-Dealers ($)     ($)/(1)/       Shareholders ($)
---------------------------------------------------------------------------------------------------------
Advisor Common Stock Fund - Class A/(2)/
12/31/01              28,723                 0               28,723              0                      0
12/31/02             100,120                 0               61,927         38,193                      0
12/31/03             154,961                 0              132,518         26,263                      0

Advisor Common Stock Fund - Class B
12/31/01              64,177                 0                  169         61,186                  2,822
12/31/02             210,076                 0               13,311        178,334                 18,431
12/31/03             308,069                 0               51,635        254,167                  2,266
Advisor Common Stock Fund - Class C
12/31/01              64,250                 0                  186         60,934                  3,130
12/31/02             208,074                 0               13,313        179,411                 15,350
12/31/03             278,986                 0              174,905         93,780                 10,301
Advisor Endeavor Large Cap Fund - Class A/(3)/
12/31/01/(4)/          3,860                 0                3,860              0                      0
12/31/02              70,154                 0               70,154              0                      0
12/31/03              84,794               257               84,726            223                    413
Advisor Endeavor Large Cap Fund - Class B/(3)/
12/31/01/(4)/            277                 2                   67            205                      3
12/31/02               1,468               137                  302            958                     71
12/31/03               5,535             1,838                1,400          3,493                      0
Advisor Endeavor Large Cap Fund - Class C/(3)/
12/31/01/(4)/            274                 2                   67            202                      3
12/31/02               1,548                70                  237            785                    456
12/31/03               3,239               988                1,455          1,468                     21
Advisor Focus Fund - Class A/(2)/
12/31/01              13,124             8,936                4,188              0                      0
12/31/02               7,811             3,505                4,306              0                      0
12/31/03               4,851             4,851                5,002              0                      0
Advisor Focus Fund - Class B
12/31/01              14,256             9,847                  209          4,200                      0
12/31/02              15,766             7,132                2,417          6,217                      0
12/31/03              12,524            10,151                2,974          7,408                    100
Advisor Focus Fund - Class C
12/31/01               5,947             3,157                  133          2,657                      0
12/31/02               6,013             4,202                  759          1,052                      0
12/31/03               3,549             2,962                2,461            323                     30
Advisor International Core Fund - Class A/(3)/
12/31/01/(4)/             64                 0                   63              1                      0
12/31/02                 292               170                  122              0                      0
12/31/03               1,032             1,032                  879            145                     10

Advisor International Core Fund - Class B/(3)/
12/31/01/(4)/            257                 0                   63            189                      5
12/31/02               1,626                 0                  254          1,184                    188
12/31/03               5,093             5,093                  598          3,779                      7
Advisor International Core Fund - Class C/(3)/
12/31/01/(4)/            257                 0                   63            189                      5
12/31/02               1,256               695                  240            321                      0
12/31/03               1,805             1,805                1,284            378                     24
Advisor Large Company Core Fund - Class A/(5)/
09/30/02/(6)/          1,323                 0                    0            752                    571
12/31/02/(7)/          4,498                 0                3,681            752                     65
12/31/03              97,259            39,792               76,071         21,188                      0
Advisor Large Company Core Fund - Class B/(8)/
12/31/02/(7)/            628                 0                   71             86                    471
12/31/03              41,780               254                2,355         39,156                    269
Advisor Large Company Core Fund - Class C/(8)/
12/31/02/(7)/            543                 0                   72             67                    404
12/31/03              34,806             2,004                2,675         31,882                    248
Advisor Mid Cap Growth Fund - Class A/(2)/
12/31/01              12,040                 0               12,040              0                      0
12/31/02              16,947                 0                9,372          7,575                      0
12/31/03              24,450               417               17,202          7,897                      0
Advisor Mid Cap Growth Fund - Class B
12/31/01              19,027                 0                  155         17,376                  1,496
12/31/02              27,331                 0                3,098         21,098                  3,135
12/31/03              27,670             1,209                5,822         19,980                  1,870
Advisor Mid Cap Growth Fund - Class C
12/31/01               8,174                 0                  233          7,387                    554
12/31/02              11,515                 0                1,044          9,465                  1,006
12/31/03               9,045               773                6,567          2,217                    261
Advisor Select Fund - Class A
12/31/01              13,562                66               13,470             26                      0
12/31/02             141,698                 0              141,698              0                      0
12/31/03             179,729                 0              178,729          1,947                    126

Advisor Select Fund - Class B
12/31/01               2,907                 8                  211          2,530                    158
12/31/02               3,988                 0                  471          3,325                    192
12/31/03               4,569                 0                  801          3,705                     62
Advisor Select Fund - Class C
12/31/01               1,819                 9                  211          1,537                     62
12/31/02               2,374                 0                  289          1,595                    490
12/31/03               3,442                 1                2,098          1,315                     29
Advisor Small Cap Value Fund - Class A/(2)/
12/31/01             208,284                 0              208,284              0                      0
12/31/02             702,035                 0              613,213         88,822                      0
12/31/03           1,162,817                 0              992,820        189,521                      0
Advisor Small Cap Value Fund - Class B
12/31/01             179,062             6,087                  114        172,821                     40
12/31/02             646,702                 0               43,401        547,354                 55,947
12/31/03             947,977                 0              161,884        779,555                  6,538
Advisor Small Cap Value Fund - Class C
12/31/01             149,101             4,193                  198        142,209                  2,501
12/31/02             775,358                 0               36,813        692,675                 45,870
12/31/03           1,269,712                 0              717,474        533,897                 18,340
Advisor Technology Fund - Class A/(2)/
12/31/01               3,251               241                3,010              0                      0
12/31/02               3,621             2,031                1,590              0                      0
12/31/03               3,904             3,904                3,651            142                      0
Advisor Technology Fund - Class B
12/31/01               1,696               308                  192          1,196                      0
12/31/02               1,602             1,423                  179              0                      0
12/31/03               3,210             3,210                  727          2,179                     22
Advisor Technology Fund - Class C
12/31/01               3,607               439                  191          2,977                      0
12/31/02               3,563             2,632                  462            469                      0
12/31/03               2,883             2,883                2,634            151                     84
Advisor U.S. Small/Mid Cap Growth Fund - Class A/(9)/
12/31/02/(10)/         1,043               612                  381              4                     46
12/31/03               2,898               161                2,412            495                      0

Advisor U.S. Small/Mid Cap Growth Fund - Class B/(9)/
12/31/02/(10)/         1,635             1,192                  443              0                      0
12/31/03               6,586             4,097                  713          5,590                     52
Advisor U.S. Small/Mid Cap Growth Fund - Class C/(9)/
12/31/02/(10)/         1,234               831                  403              0                      0
12/31/03               6,487             4,466                3,153          2,763                    296
Advisor U.S. Value Fund - Class A/(2)/
12/31/01               3,630                 0                3,630              0                      0
12/31/02              10,715                 0               10,715              0                      0
12/31/03               8,396                 0                8,086            599                      0
Advisor U.S. Value Fund - Class B
12/31/01              13,986                 0                  241         12,957                    788
12/31/02              27,178                 0                2,819         21,254                  3,105
12/31/03              36,320                 0                6,268         29,876                    175
Advisor U.S. Value - Class C
12/31/01               4,089                 0                  236          3,659                    194
12/31/02              10,065                 0                  704          8,806                    555
12/31/03              22,740               599                9,025         13,331                    384
Advisor Utilities and Energy Fund - Class A/(11)/
12/31/02/(12)/         4,459                 0                3,042            374                  1,043
12/31/03              30,815                 3               20,571         10,037                    206
Advisor Utilities and Energy Fund - Class B/(11)/
12/31/02/(12)/           407                83                   55              5                    264
12/31/03               1,249                12                  260            984                      5
/Advisor Utilities and Energy Fund - Class C/(11)/
12/31/02/(12)/           443               135                   55             24                    229
12/31/03               2,231                19                1,221            989                     18

/(1)/ This amount represents 1) 12b-1 fees paid on shares held less than 13 months, 2) 12b-1 fees for accounts with no dealer of record, and 3) asset-based service fees on Class B and Class C shares.
/(2)/ These fees do not reflect the fees of the former Class L shares, which were redesignated as and converted into Class A shares on December 27, 2001. /(3)/ First offered on September 28, 2001.
/(4)/ For the period from September 28, 2001, through December 31, 2001.
/(5)/ Commenced operations on September 16, 2002.
/(6)/ For the period from September 16, 2002, through September 30, 2002.
/(7)/ For the period from September 30, 2002, through December 31, 2002.
/(8)/ First offered on September 30, 2002.
/(9)/ Commenced operations on March 28, 2002.
/(10)/ For the period from March 28, 2002, through December 31, 2002.

/(11)/ Commenced operations on July 31, 2002.
/(12)/ For the period from July 31, 2002, through December 31, 2002.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Advisor is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's investment business and the negotiation of the commissions or other charges to be paid on such transactions. References in this section to the Advisor also refer to the Subadvisor, if any, unless indicated otherwise. It is the policy of the Advisor to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Advisor or the Fund. In OTC transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained using a broker. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commissions, if any. In selecting broker-dealers and in negotiating commissions, the Advisor considers a variety of factors, including best price and execution, the full range of brokerage and execution services provided by the broker, as well as its capital strength and stability, and the quality of the research and research services provided by the broker. Brokerage will not be allocated based on the sale of any shares of the Strong Funds. The Advisor may, at such time as it deems advisable, place trades with certain brokers with which it is affiliated, including the Distributor, under procedures adopted by the Fund's Board which provide, in part, that the commissions received by the affiliated broker must be reasonable and fair compared to that received by non-affiliated brokers in similar transactions during a comparable time period.

The Advisor has adopted procedures that provide generally for the Advisor to seek to bunch orders for the purchase or sale of the same security for the Fund, other mutual funds managed by the Advisor, and other advisory clients (collectively, "client accounts"). The Advisor will bunch orders when it deems it to be appropriate and in the best interest of the client accounts. When a bunched order is filled in its entirety, each participating client account will participate at the average share price for the bunched order on the same business day, and transaction costs shall be shared pro rata based on each client's participation in the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro rata basis to each client account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions, and each participating account will participate at the average share price for the bunched order on the same business day.

Section 28(e) of the Securities Exchange Act of 1934, as amended, ("Section 28(e)") permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of the brokerage and research services provided by the broker or dealer. Brokerage and research services include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In carrying out the provisions of the Advisory Agreement, the Advisor may cause the Fund to pay a broker, who provides brokerage and research services to the Advisor, a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction. The Advisor believes it is important to its investment decision-making process to have access to independent research. The Advisory Agreement provides that such higher commissions will not be paid by the Fund unless (1) the Advisor determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Advisor's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (2) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Advisory Agreement; and (3) in the opinion of the Advisor, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The investment management fee paid by the Fund under the Advisory Agreement is not reduced as a result of the Advisor's receipt of research services. To request a copy of the Advisor's Soft Dollar Practices, please call 1-800-368-3863.

The Advisor may engage in "step-out" and "give-up" brokerage transactions subject to best price and execution. In a step-out or give-up trade, an investment advisor directs trades to a broker-dealer who executes the transactions while a second broker-dealer clears and settles part or all of the transaction. The first broker-dealer then shares part of its commission with the second broker-dealer. The Advisor engages in step-out and give-up transactions primarily (1) to satisfy directed brokerage arrangements of certain of its client accounts and/or (2) to pay commissions to broker-dealers who supply research or analytical services.

When deemed appropriate or advisable by the Advisor, registered mutual funds managed by the Advisor ("Strong Funds") may purchase from, or sell to, any other Strong Fund, a portfolio security that is consistent with the Fund's investment objectives, policies and limitations. Such trades between mutual funds are conducted pursuant to Rule 17a-7 under the 1940 Act. These transactions may benefit the Strong Funds by providing them with greater investment flexibility, including the ability to invest or raise cash without incurring transaction costs. The Board, including a majority of the disinterested directors, has approved procedures governing these transactions with respect to all of the Strong Funds.

Generally, research services provided by brokers may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. Such research services are received primarily in the form of written reports, telephone contacts, and personal meetings with security analysts. In addition, such research services may be provided in the form of access to various computer-generated data, computer hardware and software, and meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. In some cases, research services are generated by third parties but are provided to the Advisor by or through brokers. Such brokers may pay for all or a portion of computer hardware and software costs relating to the pricing of securities.

Where the Advisor itself receives both administrative benefits and research and brokerage services from the services provided by brokers, it makes a good faith allocation between the administrative benefits and the research and brokerage services, and will pay for any administrative benefits with cash. In making good faith allocations between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of the Advisor's allocation of the costs of such benefits and services between those that primarily benefit the Advisor and those that primarily benefit the Fund and other advisory clients.

From time to time, the Advisor may purchase new issues of securities for the Fund in a fixed income offering. In these situations, the seller may be a member of the selling group that will, in addition to selling the securities to the Fund and other advisory clients, provide the Advisor with research. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

At least annually, the Advisor considers the amount and nature of research and brokerage services provided by brokers, as well as the extent to which such services are relied upon, and attempts to allocate a portion of the brokerage business of the Fund and other advisory clients on the basis of that consideration. In addition, brokers may suggest a level of business they would like to receive in order to continue to provide such services. The actual brokerage business received by a broker may be more or less than the suggested allocations, depending upon the Advisor's evaluation of all applicable considerations.

The Advisor has informal arrangements with various brokers whereby, in consideration for providing research services and subject to Section 28(e), the Advisor allocates brokerage to those firms, provided that the value of any research and brokerage services was reasonable in relationship to the amount of commissions paid and was subject to best execution. In no case will the Advisor make binding commitments as to the level of brokerage commissions it will allocate to a broker, nor will it commit to pay cash if any informal targets are not met. The Advisor anticipates it will continue to enter into such brokerage arrangements.

The Advisor may direct the purchase of securities on behalf of the Fund and other advisory clients in secondary market transactions, in public offerings directly from an underwriter, or in privately negotiated transactions with an issuer. When the Advisor believes the circumstances so warrant, securities purchased in public offerings may be resold shortly after acquisition in the immediate aftermarket for the security in order to take advantage of price appreciation from the public offering price or for other reasons. Short-term trading of securities acquired in public offerings, or otherwise, may result in increased portfolio turnover, brokerage and custodial costs, and tax consequences to the client.


With respect to the Fund's foreign equity investing, if any, the Advisor is responsible for selecting brokers in connection with foreign securities transactions. The fixed commissions paid in connection with most foreign stock transactions are usually higher than negotiated commissions on U.S. stock transactions. Foreign stock exchanges and brokers are subject to less government supervision and regulation as compared with the U.S. exchanges and brokers. In addition, foreign security settlements may in some instances be subject to delays and administrative uncertainties.


The Advisor places portfolio transactions for other advisory accounts, including other mutual funds managed by the Advisor. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Advisor in servicing the accounts of other clients and may or may not be used by the Advisor in connection with making investment decisions for the Fund. In the opinion of the Advisor, it is not possible to measure separately the benefits from research services to each of the accounts managed by the Advisor. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

The Advisor seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Advisor are the Fund or other account's respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and expected liquidity needs, the availability of other competing investment opportunities, the size and number of investment positions generally held, transaction, custodial or other charges that may be incurred as a result of the transaction, tax considerations and the opinions of the persons responsible for recommending the investment.

From time to time, the Advisor may invest for a client in securities being offered in an initial or secondary public offering ("IPO"), if the portfolio manager team responsible for the account believes the investment is appropriate and desirable for that client. In making this judgment, the team generally considers, among other things, the client's investment objectives, restrictions and tax circumstances; the client's tolerance for risk and high portfolio turnover; the nature, size and investment merits of the IPO; the size of the client's account, cash availability, other holdings, asset allocation and other current or expected competing investment opportunities that may be available for the account; if the portfolio manager team contemplates holding the investment for the client's account, as opposed to immediately selling it, whether a meaningful position in the IPO securities could be obtained for the account; and expected transaction, custodial and other costs to the client in making the investment. The team also may consider the number and nature of the account's past participation in IPOs and any indicators of the client's contribution to the availability of the particular investment opportunity or IPO investment opportunities generally, including the amount of brokerage commissions and underwriter compensation generated by the client account. After weighing these and other relevant factors, the portfolio manager team may decide to invest in a particular IPO for some but not all clients, or for no clients. IPO investments made by a team for two or more clients may be in amounts that are not equal or proportionate to the participating account's asset size. Other portfolio manager teams may make different investment decisions for their clients about the same IPO. A Fund or other client's access to profitable IPOs may be limited. Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more established companies. In addition, when a Fund or other client account is small, profitable IPOs may greatly increase the Fund or account's total return, but the same level of performance is not likely to be achieved when an account grows larger.

"Hot issues" are IPOs that trade at a premium when secondary market trading begins. Typically, the demand for "hot issues" exceeds the supply, and the amount of any "hot issue" IPO made available to an investment manager like the Advisor is usually limited. In addition, IPO underwriters tend to offer "hot issues" on a priority basis to investors that have invested or are likely to invest in other offerings underwritten by the same firm or that have executed a significant volume of trades through the firm. A portfolio manager team may seek to buy larger amounts of "hot issue" IPOs for those clients whose past trading, investing and other activities have contributed to the availability to the Advisor of a specific "hot issue" IPO or to "hot issue" IPOs generally.


Each portfolio manager team places its clients' orders for a particular IPO with the Advisor's trading desk, and the trading desk seeks to fill those orders together. If the Advisor receives the full amount of securities ordered, the shares are allocated in accordance with the original orders placed with the trading desk. However, if the trading desk is not able to obtain the total amount of securities needed to fill all orders, the shares actually obtained are allocated according to specific guidelines.



When the Advisor receives 75 percent or greater of the shares ordered, the securities are allocated pro rata based upon the total shares ordered for each account that originally placed orders with the trading desk. If the Advisor receives less than 75 percent of the shares ordered, the trading desk will allocate shares to each participating account in accordance with an allocation percentage established for each such client account by the trading desk. The allocation percentages are determined using a pre-established formula which gives primary weight to the amount of equity assets under management plus cash available for equity investment on the date the IPO is priced in the client's account, with lesser weight given to the brokerage commissions generated by all trading for the client account and to underwriting compensation paid by the client account over the last twelve months. The trading desk then allocates to each participating client account the assigned allocation percentage of the amount of the limited availability IPO securities obtained by the Advisor for all clients or, if less, the amount of the IPO securities initially ordered for that client account. To avoid allocations of "odd lot" positions or fractional shares, each client's allocation is also rounded down to the nearest 100-share lot. Any unallocated securities remaining are distributed on a random basis in minimum lots of 100 shares to those participating client accounts that did not qualify for a 100 share or greater allocation based on their allocation percentage.


The Advisor's policy and procedures for allocating IPO investment opportunities, including "hot issues," are designed to ensure that all clients are treated fairly and equitably over time. The Advisor does not, however, allocate IPO investment opportunities or limited availability IPO securities made available to the Advisor among its clients in equal amounts or pro rata based on the size of an account's assets. Under the Advisor's IPO allocation policy, certain clients, including private investment funds or so-called "hedge funds," may receive a greater share than other clients (in proportion to the size of their account assets) of the IPO investment opportunities available to the Advisor, including "hot issue" IPOs. In addition, the Advisor generally will not invest in IPOs for clients whose accounts are managed pursuant to wrap fee and other programs sponsored by broker-dealers or other financial professionals.

The Advisor's policy generally will result in greater IPO allocations (as a percentage of client assets under management) to clients whose accounts are actively traded. Clients receiving greater IPO allocations are likely to include hedge funds or other accounts managed by the Advisor that pay the Advisor higher account management fees, including performance fees.


For the Advisor U.S. Small/Mid Cap Growth Fund, Next Century may invest in IPOs on behalf of client accounts managed in one or more investment styles (e.g., micro-cap, small-cap, mid-cap or large-cap). Next Century may decide to invest in any investment opportunity, whether an IPO or not, only for accounts managed in a particular investment style, even if the investment opportunity may be suitable for accounts managed in more than one style. If Next Century decides to invest in a given IPO for accounts managed in a particular investment style or styles, all accounts managed in the relevant style(s) will be allocated shares in the IPO pro rata based on account size. However, accounts will not receive shares in an IPO if it would result in an allocation of less than five shares. Next Century will of course not invest in IPOs for clients whose investment guidelines prohibit IPOs.


Transactions in futures contracts are executed through futures commission merchants ("FCMs"). The Fund's procedures in selecting FCMs to execute the Fund's transactions in futures contracts are similar to those in effect with respect to brokerage transactions in securities.

At such time as the Advisor deems it advisable, the Fund may participate in a program with State Street Brokerage Services, Inc. ("State Street Brokerage") under which the Fund would receive a credit for part of the brokerage commission paid in any brokerage transaction directed to participating brokers. The credit is applied to Fund expenses payable to the Fund's third-party service providers other than the Advisor or its affiliates. The credit may be applied to the fees of the Fund's custodian, which is an affiliate of State Street Brokerage. Neither the Advisor nor its affiliates receive any direct or indirect benefit from this arrangement.


The Fund paid the following brokerage commissions for the time periods indicated.



Fiscal Year Ended                                  Brokerage Commissions ($)
----------------------------------------------------------------------------
Advisor Common Stock Fund
12/31/01                                                           3,803,200
12/31/02                                                           3,924,480
12/31/03                                                           2,792,242

Advisor Endeavor Large Cap Fund/(1)/
12/31/01/(2)/                                                         32,041
12/31/02                                                             316,188
12/31/03                                                             260,764
Advisor Focus Fund
12/31/01                                                              85,889
12/31/02                                                              37,899
12/31/03                                                              29,760
Advisor International Core Fund/(1)/
12/31/01/(2)/                                                            661
12/31/02                                                               1,603
12/31/03                                                               5,321
Advisor Large Company Core Fund/(3)/
12/31/02/(4)/                                                          8,226
12/31/03                                                             380,488
Advisor Mid Cap Growth Fund
12/31/01                                                           1,941,906
12/31/02                                                           1,778,061
12/31/03                                                             825,992
Advisor Select Fund
12/31/01                                                             116,255
12/31/02                                                             674,290
12/31/03                                                             571,663
Advisor Small Cap Value Fund
12/31/01                                                           2,623,278
12/31/02                                                           2,888,317
12/31/03                                                           3,809,202
Advisor Technology Fund
12/31/01                                                               9,613
12/31/02                                                               8,503
12/31/03                                                              21,978
Advisor U.S. Small/Mid Cap Growth Fund/(5)/
12/31/02/(6)/                                                          2,785
12/31/03                                                              21,741

Advisor U.S. Value Fund
12/31/01                                                             648,765
12/31/02                                                             810,741
12/31/03                                                             491,634
Advisor Utilities and Energy Fund/(7)/
12/31/02/(8)/                                                         17,391
12/31/03                                                              64,422

/(1)/ Commenced operations on September 28, 2001.
/(2)/ For the three-month fiscal period ended December 31, 2001. /(3)/ Commenced operations on September 16, 2002.
/(4)/ For the three-month fiscal period ended December 31, 2002. /(5)/ Commenced operations on March 28, 2002.
/(6)/ For the nine-month fiscal period ended December 31, 2002. /(7)/ Commenced operations on July 31, 2002.
/(8)/ For the five-month fiscal period ended December 31, 2002.



With respect to the Advisor Utilities and Energy Fund only, because Reaves is a member of the NYSE, it expects to act as a broker for transactions in the Fund's securities. In order for Reaves to effect any portfolio transactions for the Fund on an exchange, the commissions, fees or other remuneration received by Reaves must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard allows Reaves to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. For the periods indicated in the brokerage commission table above, the Fund paid Reaves the full amount of the brokerage commissions indicated in the table. For the period January 1, 2003 to December 31, 2003, 100% of the Fund's aggregate brokerage commissions were paid to Reaves. For the period January 1, 2003 to December 31, 2003, 100% of the Fund's aggregate dollar amount of transactions involving the payment of commissions were effected through Reaves.



                                   Brokerage Commissions
Fiscal Year Ended                    Paid to Reaves($)
--------------------------------------------------------
12/31/02/(1)/                                     17,391
12/31/03                                          64,422

/(1)/ For the five-month fiscal period ended December 31, 2002.



Unless otherwise noted below, the Fund has not acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents.

Regular Broker or Dealer
(or Parent) Issuer             Value of Securities Owned as of December 31, 2003
--------------------------------------------------------------------------------
Citigroup Global Markets Inc.  $1,308,396 (Advisor Endeavor Large Cap Fund)
Lehman Brothers, Inc.          $428,571 (Advisor Endeavor Large Cap Fund)
Citigroup Global Markets Inc.  $3,994,842 (Advisor Large Company Core Fund)
Goldman Sachs & Co.            $1,836,378 (Advisor Large Company Core Fund)
J.P. Morgan Chase & Co.        $2,313,990 (Advisor Large Company Core Fund)
Legg Mason Wood Walker, Inc.   $1,389,240 (Advisor Mid Cap Growth Fund)
Citigroup Global Markets Inc.  $2,968,464 (Advisor Select Fund)
J.P. Morgan Chase & Co.        $2,571,100 (Advisor Small Cap Value Fund)
Citigroup Global Markets Inc.  $7,208,190 (Advisor U.S. Value Fund)
--------------------------------------------------------------------------------

The table below shows the Fund's portfolio turnover rate for the last two calendar periods.

Fund                           December 31, 2003        December 31, 2002
-------------------------------------------------------------------------
Advisor Common Stock Fund                   41.8%                    64.9%
Advisor Endeavor Large Cap
 Fund                                      234.1%/(1)/              420.4%
Advisor Focus Fund                         248.9%/(2)/              350.1%
Advisor International Core
 Fund                                       88.1%/(3)/               46.9%
Advisor Large Company Core
 Fund                                      148.2%                    36.4%/(4)/
Advisor Mid Cap Growth Fund                249.6%/(2)/              526.6%
Advisor Select Fund                        243.6%/(1)/              437.3%
Advisor Small Cap Value Fund                30.2%                    28.2%
Advisor Technology Fund                    184.5%/(5)/              136.5%
Advisor U.S. Small/Mid Cap
 Growth Fund                               114.0%                    98.1%/(6)/
Advisor U.S. Value Fund                     53.4%                    89.8%
Advisor Utilities and Energy
 Fund                                      174.2%                    46.2%/(7)/

/(1)/ The turnover rate for the Fund for fiscal period ending December 31, 2003, was significantly lower than the turnover rate for the prior 12-month fiscal period, because the Fund experienced lower market volatility.
/(2)/ The turnover rate for the Fund for fiscal period ending December 31, 2003, was significantly lower than the turnover rate for the prior 12-month fiscal period, because of a change in the management of the Fund and because the Fund experienced lower market volatility.
/(3)/ The turnover rate for the Fund for fiscal period ending December 31, 2003, was significantly higher than the turnover rate for the prior 12-month period, because the Fund experienced substantial shareholder activity during the fiscal year.
/(4)/ For the three-month fiscal period ended December 31, 2002.
/(5)/ The turnover rate for the Fund for fiscal period ending December 31, 2003, was significantly higher than the turnover rate for the prior 12-month fiscal period because the market for technology stocks was stronger.
/(6)/ For the nine-month fiscal period ended December 31, 2002.
/(7)/ For the five-month fiscal period ended December 31, 2002.


For the fiscal year ended December 31, 2002, the Advisor Focus, Advisor Mid Cap Growth, and Advisor Select Funds' portfolio turnover rate resulted from repositioning the Funds' portfolio in light of their investment objectives, policies, and the then prevailing market environment.

                                    CUSTODIAN


As custodian of the Fund's assets, State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO, 64105, has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by officers of the Fund. In addition, the Fund, with the approval of the Board and subject to the rules of the SEC, may have subcustodians in those foreign countries in which their respective assets may be invested. The custodian and, if applicable, the subcustodian are in no way responsible for any of the investment policies or decisions of the Fund.


                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

The Administrator, P.O. Box 2936, Milwaukee, WI 53201, acts as transfer agent and dividend-disbursing agent for the Fund. The Administrator is an affiliated company of the Advisor and Distributor. The Administrator is compensated as follows:

--------------------------------------------------------------------------------
Share Class                                 Fee/(1)/
--------------------------------------------------------------------------------
Class A shares 0.20% of the average daily net asset value of all Class A shares Class B shares 0.20% of the average daily net asset value of all Class B shares Class C shares 0.20% of the average daily net asset value of all Class C shares Class K shares 0.20% of the average daily net asset value of all Class K shares Class Z shares $27.00 annual open account fee, $ 4.20 annual closed account fee
--------------------------------------------------------------------------------

/(1)/ Plus out-of-pocket expenses, such as postage and printing expenses in connection with shareholder communications.

The fees received and the services provided by the Administrator as transfer agent and dividend disbursing agent for the Fund are in addition to those received and provided by the Administrator under the Administration Agreement.

From time to time, the Fund, directly or indirectly through arrangements with the Administrator, and/or the Administrator may pay fees and certain expenses to third parties, which may include affiliates of the Advisor, that provide transfer agent type services and other administrative services to persons who beneficially own interests in the Fund, such as participants in 401(k) plans, participants in 529 plans, and shareholders who invest through other financial intermediaries. These services may include, among other things, sub-accounting services, transfer agent type activities, answering inquiries relating to the Fund, transmitting proxy statements, annual reports, updated prospectuses, other communications regarding the Fund, and related services as the Fund or beneficial owners may reasonably request. In such cases, the Fund will not pay fees based on the number of beneficial owners at a rate that is greater than the rate the Fund is currently paying the Administrator for providing these services to Fund shareholders; however, the Administrator may pay to the third party amounts in excess of such limitation out of its own profits.


The Fund paid the following amounts for the time periods indicated for transfer agency and dividend disbursing and printing and mailing services. From time to time, the Administrator may waive all or a portion of its transfer agent and dividend disbursing agent fee and may absorb expenses for the Fund.



                           Out-of-Pocket  Printing/Mailing                   Total Cost After
    Fund         Fee ($)    Expenses ($)    Services ($)    Absorptions ($)   Absorptions ($)
---------------------------------------------------------------------------------------------
Advisor Common Stock Fund - Class A/(1)/
12/31/01           18,833          1,022            10,930                0            30,785
12/31/02           75,953          1,618            13,755                0            91,326
12/31/03          118,277          1,836            14,059              188           133,984
Advisor Common Stock Fund - Class B
12/31/01           10,302            223             9,686            3,305            16,906
12/31/02           40,124          2,221            18,101                0            60,446
12/31/03           59,170          3,358            18,589              111            81,006
Advisor Common Stock Fund - Class C
12/31/01           10,510            157             5,221            2,312            13,576
12/31/02           39,666          1,787            16,740                0            58,193
12/31/03           53,942          2,680            17,469              149            73,942
Advisor Common Stock Fund - Class Z
12/31/01        3,198,380         34,768           464,781                0         3,697,929
12/31/02        3,720,870         93,763           450,728                0         4,265,361
12/31/03        3,619,055         83,712           410,073            6,490         4,106,350
Advisor Endeavor Large Cap Fund - Class A/(2)/
12/31/01/(3)/           0              0                 9                0                 9
12/31/02           51,431          1,485             8,030                0            60,946
12/31/03           66,414          1,687             3,715                2            71,814

Advisor Endeavor Large Cap Fund - Class B/(2)/
12/31/01/(3)/           0              0                 9                0                 9
12/31/02              269              9             3,864            4,007               135
12/31/03            1,037             53               240               10             1,320
Advisor Endeavor Large Cap Fund - Class C/(2)/
12/31/01/(3)/           0              0                 9                0                 9
12/31/02              314            752             3,240            4,189               117
12/31/03              611             41               379               86               945
Advisor Focus Fund - Class A/(1)/
12/31/01           10,443             47             9,312           17,181             2,621
12/31/02            6,770            200             7,249            4,183            10,036
12/31/03            3,950            154             1,148            2,554             2,698
Advisor Focus Fund - Class B
12/31/01            2,567             72             7,961            2,120             8,480
12/31/02            3,208            271             8,935            9,090             3,324
12/31/03            2,510            267             1,561              245             4,093
Advisor Focus Fund - Class C
12/31/01            1,083             19             1,826            1,308             1,620
12/31/02            1,047             63             2,219            1,842             1,487
12/31/03              700             63               440                6             1,197
Advisor International Core Fund - Class A/(2)/
12/31/01/(3)/           0              0                 9                0                 9
12/31/02              241              6             1,987            1,698               536
12/31/03              650             23               199              472               400
Advisor International Core Fund - Class B/(2)/
12/31/01/(3)/           0              0                 9                0                 9
12/31/02              312              9             1,882            1,964               239
12/31/03              948             58               386            1,751                 0
Advisor International Core Fund - Class C/(2)/
12/31/01/(3)/           0              0                 9                0                 9
12/31/02              260              5             2,128            2,148               245
12/31/03              340             14               110              175               289
Advisor Large Company Core Fund - Class A/(4)/
9/30/02/(5)/            0              0                 0                0                 0
12/31/02/(6)/       2,825             16            10,122           11,760             1,203
12/31/03           68,059            685             5,179            2,461            71,462

Advisor Large Company Core Fund - Class B/(7)/
12/31/02/(6)/          60              1               121              142                40
12/31/03            7,154            175             1,989               21             9,297
Advisor Large Company Core Fund - Class C/(7)/
12/31/02/(6)/          45              0                74               92                27
12/31/03            5,963            165             3,760               21             9,867
Advisor Large Company Core Fund - Class K/(7)/
12/31/02/(6)/          37              0             1,965            2,002                 0
12/31/03           36,651            295               813           24,127            13,632
Advisor Mid Cap Growth Fund - Class A/(1)/
12/31/01            8,449            241             6,157                0            14,847
12/31/02           13,591            560             2,420                0            16,571
12/31/03           18,935            241             4,100               87            23,189
Advisor Mid Cap Growth Fund - Class B
12/31/01            3,330             89             7,559            3,325             7,653
12/31/02            5,539            454             4,922              574            10,341
12/31/03            5,420            496             6,350               68            12,198
Advisor Mid Cap Growth Fund - Class C
12/31/01            1,465             26             2,770            1,301             2,960
12/31/02            2,324            140             1,323               61             3,726
12/31/03            1,835            135             2,099               32             4,037
Advisor Mid Cap Growth Fund - Class Z
12/31/01          523,478         11,744           149,566                0           684,788
12/31/02          476,572         25,133           121,243                0           622,948
12/31/03          391,340         19,482            96,437              542           506,717
Advisor Select Fund - Class A/(1)/
12/31/01            2,659             17               968            3,016               628
12/31/02          105,647          2,202             1,853                0           109,702
12/31/03          139,493          1,771             5,090                8           146,346
Advisor Select Fund - Class B
12/31/01              509              5               497              271               740
12/31/02              829             33               378                0             1,240
12/31/03              883             49               309                2             1,239

Advisor Select Fund - Class C
12/31/01              324              5               421              358               392
12/31/02              429             24               230                0               683
12/31/03              655             44               335                2             1,032
Advisor Small Cap Value Fund - Class A/(1)/
12/31/01          140,316            990            27,298                0           168,604
12/31/02          529,384         10,198            96,692                0           636,274
12/31/03          873,840         14,971           107,867            1,530           995,148
Advisor Small Cap Value Fund - Class B
12/31/01           29,422            756            23,535           16,221            37,492
12/31/02          122,505          7,715            59,825                0           190,045
12/31/03          181,097         11,169            64,661              374           256,553
Advisor Small Cap Value Fund - Class C
12/31/01           23,961            364             8,184            9,053            23,456
12/31/02          143,822          6,218            53,185                0           203,225
12/31/03          243,413         10,560            62,446              448           315,971
Advisor Small Cap Value Fund - Class Z
12/31/01        1,125,349         13,293           119,833                0         1,258,475
12/31/02        2,317,074         31,118           129,207                0         2,477,399
12/31/03        2,685,408         33,603           198,595           10,815         2,906,791
Advisor Technology Fund - Class A/(1)/
12/31/01            2,270             22             5,015            4,684             2,623
12/31/02            3,034             73               632            1,729             2,010
12/31/03            3,027             63               544            2,534             1,100
Advisor Technology Fund - Class B
12/31/01              313              8               653               89               885
12/31/02              375             31               620              635               391
12/31/03              572             43               312              653               274
Advisor Technology Fund - Class C
12/31/01              648             13               530                1             1,190
12/31/02              754             62               533              914               435
12/31/03              564             52               418              795               239
Advisor U.S. Small/Mid Cap Growth Fund - Class A/(8)/
12/31/02/(9)/         264              4             2,181            2,128               321
12/31/03            1,882             39               203              300             1,824

Advisor U.S. Small/Mid Cap Growth Fund - Class B/(8)/
12/31/02/(9)/         279              5             2,241            2,495                30
12/31/03            1,176             38               189              318             1,085
Advisor U.S. Small/Mid Cap Growth Fund - Class C/(8)/
12/31/02/(9)/         209              4             2,210            2,232               191
12/31/03            1,077             32               390              200             1,299
Advisor U.S. Value Fund - Class A/(1)/
12/31/01            2,518             75             2,437                0             5,030
12/31/02            8,563            269             1,444              137            10,139
12/31/03            6,334            274             1,339               11             7,936
Advisor U.S. Value Fund - Class B
12/31/01            2,413             52             3,874            1,009             5,330
12/31/02            5,320            287             2,611                0             8,218
12/31/03            6,945            396             2,303               13             9,631
Advisor U.S. Value Fund - Class C
12/31/01              729              9               439               87             1,090
12/31/02            1,881             79               725                0             2,685
12/31/03            4,063            366             2,534               30             6,933
Advisor U.S. Value Fund - Class K
12/31/02            8,338            255             2,224              890             9,927
12/31/03           27,952          1,053             1,679                6            30,678
Advisor U.S. Value Fund - Class Z
12/31/01          522,788         21,771            97,117                0           641,676
12/31/02        1,501,555         49,991           268,147                0         1,819,693
12/31/03        1,072,860         38,311           237,116           28,087         1,320,200
Advisor Utilities and Energy Fund - Class A/(10)/
12/31/02/(11)/      2,591              4             2,661                0             5,256
12/31/03           23,856             29               444                0            24,329
Advisor Utilities and Energy Fund - Class B/(10)/
12/31/02/(11)/         64              1               882              882                65
12/31/03              239              7                82                2               326
Advisor Utilities and Energy Fund - Class C/(10)/
12/31/02/(11)/         69              1               883              881                72
12/31/03              431              9                89                2               527

/(1)/ These fees do not reflect the fees of the former Class L shares, which were redesignated as and converted into Class A shares on December 27, 2001. /(2)/ First offered on September 28, 2001.
/(3)/ For the period from September 28, 2001, through December 31, 2001. /(4)/ Commenced operations on September 16, 2002.
/(5)/ For the period from September 16, 2002, through September 30, 2002. /(6)/ For the period from September 30, 2002, through December 31, 2002. /(7)/ First offered on September 30, 2002.
/(8)/  Commenced operations on March 28, 2002.
/(9)/  For the period from March 28, 2002, through December 31, 2002.
/(10)/ Commenced operations on July 31, 2002.
/(11)/ For the period from July 31, 2002, through December 31, 2002.


                                      TAXES
General


The Fund intends to qualify annually for treatment as a regulated investment company ("RIC") under Subchapter M of the IRC. If so qualified, the Fund will not be liable for federal income tax on earnings and gains distributed to its shareholders in a timely manner. This qualification does not involve government supervision of the Fund's management practices or policies. If, in any taxable year, the Fund does not qualify as a RIC under Subchapter M: (1) the Fund would be taxed at normal federal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to its shareholders, and (2) the Fund's distributions to the extent made out of the Fund's current or accumulated earnings and profits would be taxable to its shareholders (other than tax-exempt shareholders and shareholders in tax deferred accounts) as ordinary dividends (regardless of whether they would otherwise have been considered capital gains dividends). The following federal tax discussion is intended to provide you with an overview of the impact of federal income tax provisions on the Fund or its shareholders and does not address special tax rules applicable to certain classes of investors. These tax provisions are subject to change by legislative or administrative action at the federal, state, or local level, and any changes may be applied retroactively. Any such action that limits or restricts the Fund's current ability to pass-through earnings without taxation at the Fund level, or otherwise materially changes the Fund's tax treatment, could adversely affect the value of a shareholder's investment in the Fund. Because the Fund's taxes are a complex matter, you should consult your tax adviser for more detailed information concerning the taxation of the Fund and the federal, state, and local tax consequences to shareholders of an investment in the Fund.



In order to qualify for treatment as a RIC under the IRC, the Fund must: (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities (or foreign currencies if applicable) or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities ("Income Requirement");
(2) diversify its assets so that at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (ii) not more than 25% of the value of the Fund's total assets is invested in securities (other than U.S. Government securities or the securities of other RICs) of (1) any one issuer or (2) two or more issuers controlled by the Fund and engaged in the same or similar trades or businesses or related trades or businesses ("Diversification Requirement"). From time to time the Advisor may find it necessary to make certain types of investments for the purpose of ensuring that the Fund continues to satisfy the Income and Diversification Requirements under the IRC.



If the Fund qualifies as a RIC for the taxable year and distributes to its shareholders the sum of at least 90% of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gains, and net gains from certain foreign currency transactions, if applicable) and 90% of its net tax-exempt income ("Distribution Requirement"), then the Fund generally will not be subject to federal income tax on the distributed portion of its investment company taxable income. In addition, the Fund will not be subject to federal income tax to the extent it distributes its "net capital gain" (which is defined as the excess of realized net long-term capital gain over realized net short-term capital loss).



Each calendar year, the Fund must distribute dividends in an amount at least equal to the sum of (a) 98% of its ordinary income for the calendar year, (b) 98% of its capital gain net income for the one-year period ending October 31 of the same calendar year, and (c) 100% of the ordinary income and capital gain net income not previously distributed to avoid the 4% nondeductible excise tax ("Excise Tax"). The Fund intends to make the required distributions, but does not provide assurance that it will do so.



If Fund shares are sold at a loss after being held for 6 months or less, the loss will be disallowed to the extent of any exempt interest dividends received on those shares. Any portion of such a loss that is not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.



The Fund's distributions are taxable in the year they are paid, whether they are taken in cash or reinvested in additional shares, except that certain distributions declared in the last three months of the year and paid in January are taxable as if paid on the prior December 31.


If the Fund is considered a personal holding company it will be subject to special tax rules.

All or a portion of a sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of these shares within 90 days after their purchase to the extent shares of the Fund or another fund are subsequently acquired without a sales charge or with a reduced sales charge pursuant to a reinvestment or exchange privilege. Any disregarded portion of this sales charge will increase the shareholder's tax basis in the shares subsequently acquired. In addition, no loss will be allowed on the redemption or exchange of shares of the Fund if the shareholder purchases other shares of the Fund (whether through reinvestment of distributions or otherwise) or acquires or enters into a contract or option to acquire securities that are substantially identical to shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Capital Loss Carryovers


For federal income tax purposes, each Fund is generally permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. When a Fund has a capital loss carryover, it generally does not make capital gains distributions until the loss has been offset or expired. As of December 31, 2003, the Funds in the table below anticipated the following capital loss carryovers:

Fund                              Capital Loss Carryover ($)   Expiration Date
-------------------------------   --------------------------   ---------------
Advisor Common Stock Fund                      98,586,817.49              2010
Advisor Endeavor Large Cap Fund                 5,651,711.69              2010
Advisor Focus Fund                              4,503,260.82         2009-2010
Advisor International Core Fund                    30,210.95         2010-2011
Advisor Mid Cap Growth Fund                   118,085,650.68         2009-2010
Advisor Select Fund                             5,737,833.39              2010
Advisor Technology Fund                           763,150.17         2009-2010
Advisor U.S. Small/Mid Cap
 Growth Fund                                      107,537.39              2010
Advisor U.S. Value Fund                         3,963,290.00              2010
Advisor Utilities and Energy
 Fund                                             313,921.46              2010


Derivative Instruments


The use of derivatives strategies, such as purchasing and selling (writing) options and futures and entering into forward currency contracts, if applicable, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection with derivative instruments. Gains from the disposition of foreign currencies, if any (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures, and forward currency contracts, if applicable, derived by the Fund with respect to its business of investing in securities or foreign currencies, if applicable, will qualify as permissible income under the Income Requirement.

For federal income tax purposes, the Fund is required to recognize as income for each taxable year its net unrealized gains and losses on options, futures, or forward currency contracts, if any, that are subject to section 1256 of the IRC ("Section 1256 Contracts") and are held by the Fund as of the end of the year, as well as gains and losses on Section 1256 Contracts actually realized during the year. Except for Section 1256 Contracts that are part of a "mixed straddle" and with respect to which the

Fund makes a certain election, any gain or loss recognized with respect to
Section 1256 Contracts is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Section 1256 Contract.


Foreign Transactions


Dividends and interest received by the Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. If the Fund makes this election, each shareholder would (1) be required to include in gross income, the shareholder's proportionate share of those taxes paid by the Fund, and (2) be allowed to either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. The Fund would report to its shareholders shortly after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.


The Fund holding foreign securities in its investment portfolio maintains its accounts and calculates its income in U.S. dollars. In general, gain or loss (1) from the disposition of foreign currencies and forward currency contracts, (2) from the disposition of foreign-currency-denominated debt securities that are attributable to fluctuations in exchange rates between the date the securities are acquired and their disposition date, and (3) attributable to fluctuations in exchange rates between the time the Fund accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects those receivables or pays those liabilities, will be treated as ordinary income or loss. A foreign-currency-denominated debt security acquired by the Fund may bear interest at a high normal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated currency devaluations; in that case, the Fund would be required to include the interest in income as it accrues but generally would realize a currency loss with respect to the principal only when the principal was received (through disposition or upon maturity).


The Fund may invest in the stock of "passive foreign investment companies" ("PFICs") in accordance with its investment objective, policies and restrictions. A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund may be subject to federal income tax on a portion of any "excess distribution" (which is made up of a defined part of distributions to shareholders of the PFIC and any gain on their disposition of the PFIC stock), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which probably would have to be distributed to its shareholders to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. Finally, neither of the foregoing will apply if the Fund elects to mark-to-market the gains of the PFIC annually. In such a case, these gains will be treated as ordinary income.


Pass-Through Income Tax Exemption

Most state laws provide a pass-through to mutual fund shareholders of the state and local income tax exemption afforded owners of direct U.S. Government obligations. You will be notified annually of the percentage of a Fund's income that is derived from U.S. Government securities.

Purchases in Kind

Shares of the Fund may be purchased "in kind," subject to the Advisor's approval and its determination that the securities are acceptable investments for the Fund and that they have a value that is readily ascertainable in accordance with the Fund's valuation policies. In an in kind purchase, investors transfer securities to the Fund in exchange for Fund shares. Securities accepted by the Fund in an in kind purchase will be valued at market value. The Advisor cannot predict whether securities acquired in any in kind purchase will have unrealized gains or losses on the date of the in kind purchase. Consistent with its duties, the Advisor will, however, take tax consequences to investors into account when making decisions to sell portfolio assets, including the impact of realized capital gains on shareholders of the Fund. In general, investors transferring securities for shares will recognize gain or loss on an "in kind" purchase of the Fund.

Qualified Dividend Income


The Fund may flow through to its shareholders the qualified dividend income ("QDI") that it receives on its portfolio holdings and designates as such. Specifically, a Fund may designate as QDI the aggregate amount of qualifying dividend income for the taxable year, if the amount of qualifying dividends received by the Fund is less than 95 percent of its gross income (as specially computed by excluding long-term capital gains). Where the amount of QDI is 95 percent or more of the Fund's gross income, 100 percent of the Fund's dividends (other than capital gain dividends) may be designated as QDI.



Certain holding period rules apply before a dividend is eligible for treatment by a shareholder as QDI. Specifically, the Fund and the shareholder must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock became ex-dividend. In the case of preferred stock, the holding period is 91 days during the 181-day period beginning 90 days before the stock became ex-dividend. If a qualified dividend is an extraordinary dividend (within the meaning of IRC Section 1059(c)), then any loss on the sale or exchange of the underlying stock is a long-term capital loss to the extent of the extraordinary dividend. Substitute payments received in lieu of dividends (as in the case of securities loans) are not QDI. A shareholder who receives a Form 1099-DIV showing a dividend may treat that amount as QDI unless the shareholder has reason to know that the amount (or some portion thereof) was paid in lieu of a dividend.


Use of Tax-Lot Accounting

When sell decisions are made by the Fund's portfolio manager, the Advisor generally sells the tax lots of the Fund's securities that results in the lowest amount of taxes to be paid by the shareholders on the Fund's capital gain distributions. The Advisor uses tax-lot accounting to identify and sell the tax lots of a security that have the highest cost basis and/or longest holding period to minimize adverse tax consequences to the Fund's shareholders. However, if the Fund has a capital loss carryover position, the Advisor would reverse its strategy and sell the tax lots of a security that have the lowest cost basis and/or shortest holding period to maximize the use of the Fund's capital loss carryover position.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

The Fund may acquire zero-coupon, step-coupon, or other securities issued with original issue discount. As a holder of those securities, the Fund must include in its income the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, the Fund must include in its income securities it receives as "interest" on pay-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount and other non-cash income, to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions may be made from the proceeds on sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income or net capital gain, or both.

                        DETERMINATION OF NET ASSET VALUE

Generally, when an investor makes any purchases, sales, or exchanges, the price of the investor's shares will be the net asset value ("NAV") next determined after the transfer agent receives a request in proper form (which includes receipt of all necessary and appropriate documentation and subject to available funds) plus any applicable sales charges. If the transfer agent receives such a request prior to the close of the New York Stock Exchange ("NYSE") on a day on which the NYSE is open, the share price will be the NAV determined that day. The NAV for each class of shares of the Fund is normally determined as of 3:00 p.m., Central Time, each day the NYSE is open. The NYSE is open for trading Monday through Friday except New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. The Fund reserves the right to change the time at which purchases, redemptions, and exchanges are priced if the NYSE closes at a time other than 3:00 p.m., Central Time, or if an emergency exists. The NAV of each class of shares of the Fund is calculated by taking the value of the Fund's total assets attributable to that class, subtracting all its liabilities attributable to that class, and dividing by the total number of shares outstanding of that class. Expenses are accrued daily and applied when determining the NAV. The Fund's portfolio securities are valued based on market value or at fair value under the supervision of the Fund's Board.



Generally, equity securities traded on a national securities exchange are valued each business day at the last sales price. Securities traded on the Nasdaq Stock Market are valued each business day using the Nasdaq Official Closing Price ("NOCP"). Exchange-traded securities for which there were no transactions and Nasdaq-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Other exchange-traded securities (generally foreign securities) are valued based on market quotations.



Securities quoted in foreign currency are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time the daily NAV per share is determined. Although the Fund values its foreign assets in U.S. dollars on a daily basis, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally, events affecting the value of foreign investments and foreign exchange rates occur between the time at which they are determined and the close of trading on the NYSE. To consider if events materially affect the value of the Fund's foreign investments or the foreign currency exchange rates occur during such period, the foreign investments will be fair valued by an independent pricing service each Business Day.



Debt securities may be valued by an independent pricing service that utilizes matrix pricing and/or pricing models to derive a fair market price for a normal, institutional sized trading unit of a security. Such pricing models employ a number of factors in deriving a fair market price including trade data for the security and comparable securities, verifiable bid and ask quotation data for the security and comparable securities, and yield curve models of comparably rated securities. However, such pricing models cannot be applied to all debt securities. If inadequate trading data exists for a particular security (e.g., non-rated, high yield securities or thinly traded municipal securities), a pricing service may individually evaluate the fair market value of a security based on cash flow projections for the obligor, valuation of the obligor's assets and other more subjective market factors. Such individual security evaluations depend on the adequacy of current financial information and asset valuation data. Each pricing service does not utilize the same pricing methodology, market assumptions, yield curve models or definition of comparable securities. In addition, the fair market price evaluation made by a price service is not a guarantee that an individual security held by the Fund can be sold for that particular price in the markets at any particular time. For example, if a Fund's holding of a non-rated security is a large part of the entire issue or financial information on the obligor is stale or incomplete, the pricing service does not factor position size or quality of financial information in its pricing evaluations. If no readily available market quotations exist for a debt security, securities are valued by pricing services that utilize various pricing techniques to determine values for normal institutional-sized trading units of debt securities when such techniques are believed to more accurately reflect the value for such securities. If no pricing service price is available, the mean of at least two ask or bid quotations from brokers are used to determine the market value of debt securities (except in the case of debt securities which are not widely traded, when the bid quotation from one broker will determine the market price). Any securities or other assets for which such market prices are not readily available are valued as determined in good faith under the supervision of the Board. Debt securities having remaining maturities of 60 days or less may be valued by the amortized cost method when the Advisor or an affiliate determines that the value of such securities is their amortized cost under the supervision of the Fund's Board. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of the fluctuating rates on the market value of the instrument. The market price of debt securities may be overridden on the day the Fund has a sale of a debt security, under the guidelines established by the Board.

                       ADDITIONAL SHAREHOLDER INFORMATION

Address Changes By Telephone


If you notify us by phone of your address change, your account(s) will be subject to a 15-day hold period to ensure that the change of address is genuine. During this period, you may not be able to make redemptions to your new address by phone. You can still request a redemption be sent to an unchanged bank address. Dividend checks will be sent to the new address. If you need to make a redemption to your new address during this hold period, please call for instructions.


Brokers Receipt of Purchase and Redemption Orders

The Fund has authorized certain brokers to accept purchase and redemption orders on the Fund's behalf. These brokers are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Purchase and redemption orders received in this manner will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

Deposit of Unspecified Funds for Investment


When all or a portion of a purchase is received for investment without a clear fund designation or for investment in one of our closed classes or Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Strong Money Market Fund and attempt to contact you to clarify your investment decision. We will mail you a letter, in addition to your confirmation statement, to confirm the purchase of the Strong Money Market Fund and provide you with your investment options. Unless you later direct Strong to purchase shares of another Strong Fund or redeem shares of the Strong Money Market Fund, at the next NAV calculated after we accept your order to do so, and return the proceeds to you, we will treat your inaction as approval of the purchase and your investment will remain in the Strong Money Market Fund.


Dollar Cost Averaging

Strong Funds' Automatic Investment Plan, Payroll Direct Deposit Plan, and Automatic Exchange Plan are methods of implementing dollar cost averaging. Dollar cost averaging is an investment strategy that involves investing a fixed amount of money at regular time intervals. By always investing the same set amount, an investor will be purchasing more shares when the price is low and fewer shares when the price is high. Ultimately, by using this principle in conjunction with fluctuations in share price, an investor's average cost per share may be less than the average transaction price. A program of regular investment cannot ensure a profit or protect against a loss during declining markets. Since such a program involves continuous investment regardless of fluctuating share values, investors should consider their ability to continue the program through periods of both low and high share-price levels.

Federal Reserve System

The Fund may not accept transactions involving the federal reserve system, such as wire and Payroll Direct Deposit transactions, placed on days the federal reserve system is closed. These transactions may be accepted the next business day the federal reserve system is open. Redemptions involving the federal reserve system, such as redemptions by wire, may also be delayed when the federal reserve system is closed.

Fee Waivers


The Fund, the Advisor, and/or the Administrator may waive some or all fees.


Financial Intermediaries

If an investor purchases or redeems shares of the Fund through a financial intermediary, certain features of the Fund relating to such transactions may not be available or may be modified. In addition, certain operational policies of the Fund, including those related to settlement and dividend accrual, may vary from those applicable to direct shareholders of the Fund and may vary among intermediaries. Please consult your financial intermediary for more information regarding these matters. In addition, the Fund may pay, directly or indirectly through arrangements with the Advisor, amounts to financial intermediaries that provide transfer agent type and/or other administrative services to their customers. The Fund will not pay more for these services through intermediary relationships than it would if the intermediaries' customers were direct shareholders in the Fund; however, the Advisor or an affiliate may pay to the financial intermediary amounts in excess of such limitation out of its own profits. Certain financial intermediaries may charge an advisory, transaction, or other fee for their services. Investors will not be charged for such fees if investors purchase or redeem Fund shares directly from the Fund without the intervention of a financial intermediary.

Fund Redemptions

Shareholders can gain access to the money in their accounts by selling (also called redeeming) some or all of their shares by mail, telephone, facsimile, computer, automatic withdrawals, through a broker-dealer, or by writing a check (assuming these options are available for the Fund and class and all the appropriate documents and requirements have been met for these account options). After a redemption request is processed, the proceeds from the sale will normally be sent on the next business day. Under certain circumstances described in the prospectus, the proceeds may be delayed up to seven days, or longer. If no direction is provided as to how and where the proceeds should be delivered to you, we will mail a check to the address on your account.

Moving Account Options and Information

When establishing a new account (other than an Institutional Class account) by exchanging funds from an existing Strong Funds account, some account options (such as the exchange option, Express Purchase/SM/ and the redemption option), if existing on the account from which money is exchanged, will automatically be made available on the new account unless the shareholder indicates otherwise, or the option is not available on the new account. Subject to applicable Strong Funds policies, other account options, including automatic investment, automatic exchange, and systematic withdrawal, may be moved to the new account at the request of the shareholder. These options are not available for Institutional Class accounts. If allowed by Strong Funds policies (i) once the account options are established on the new account, the shareholder may modify or amend the options, and (ii) account options may be moved or added from one existing account to another new or existing account. Account information, such as the shareholder's address of record and Social Security number, will be copied from the existing account to the new account.

Promotional Items

From time to time, the Advisor and/or Distributor may give de minimis gifts or other immaterial consideration to investors who open new accounts or add to existing accounts with the Strong Funds. In addition, from time to time, the Advisor and/or Distributor, alone or with other entities or persons, may sponsor, participate in conducting, or be involved with sweepstakes, give-aways, contests, incentive promotions, or other similar programs ("Give-Aways"). This is done in order to, among other reasons, increase the number of users of and visits to the Fund's web site. As part of the Give-Aways, persons may receive cash or other awards including without limitation, gifts, merchandise, gift certificates, travel, meals, and lodging, paid for by the Advisor and/or its affiliates. Under the Advisor's and Distributor's standard rules for Give-Aways, their employees, subsidiaries, advertising and promotion agencies, and members of their immediate families are not eligible to enter the Give-Aways.

Redemption in Kind

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the Fund. If the Advisor determines that existing conditions make cash payments undesirable, redemption payments in excess of the amounts specified above may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for the Fund's shares (a "redemption in kind"). Shareholders receiving securities or other financial assets in a redemption in kind may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. If you expect to make a redemption in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period and would like to avoid any possibility of being paid with securities in kind, you may do so by providing Strong Funds with an unconditional instruction to redeem at least 15 calendar days prior to the date on which the redemption transaction is to occur, specifying the dollar amount or number of shares to be redeemed and the date of the transaction (please call 1-800-368-3863). This will provide the Fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimize the effect of the redemption on the interests of the Fund's remaining shareholders.




Retirement Plans





The following describes a variety of retirement plan accounts that may hold Strong Funds. Prototype plans are also available for many types of retirement accounts. Please contact the Distributor for more information.

Traditional Individual Retirement Account (IRA): Everyone under age 70 1/2 with earned income may contribute to a tax-deferred traditional IRA. A spousal contribution may be made for a non-working spouse if a joint income tax return is filed.



Roth IRA: Taxpayers, of any age, who have earned income and whose modified adjusted gross income does not exceed certain limits can contribute to a Roth IRA. A spousal contribution may be made for a non-working spouse if a joint income tax return is filed.



If you also maintain a traditional IRA, the maximum contribution to your Roth IRA is reduced by any contributions that you make to your traditional IRA. Distributions from a Roth IRA, if they meet certain requirements, may be free from federal taxation.



If your modified adjusted gross income is under certain limits, you can convert your traditional IRAs into a Roth IRA.






Coverdell Education Savings Accounts: Taxpayers whose modified adjusted gross income does not exceed certain limits may contribute a limited amount per year into a Coverdell Education Savings Account for the benefit of a child under age
18. Corporations and non-profit entities may make Coverdell Education Savings Account contributions and are not subject to the income limitations. Withdrawals from the Coverdell Education Savings Account to pay qualified higher education expenses are federal tax free. Qualified education expenses will include qualified elementary and secondary education expenses, as well as post secondary expenses. Any withdrawals in excess of qualified expenses for the year are potentially subject to tax and an additional penalty.



Direct Rollover IRA: To avoid a mandatory federal withholding tax on distributions, you must transfer the qualified retirement or IRC Section 403(b) plan distribution directly into an IRA. Distributions from your qualified plan or 403(b) may be rolled over into a plan other than an IRA; however, it is not mandatory for your new plan to accept rollovers from outside plans. The distribution must be eligible for rollover. Not all distributions are eligible to be rolled over to another retirement plan. Contact your plan administrator to confirm rollover eligibility of your distribution from your current plan.


Simplified Employee Pension Plan (SEP IRA): A SEP IRA plan allows an employer to make deductible contributions to separate IRA accounts established for each eligible employee.

Salary Reduction Simplified Employee Pension Plan (SAR SEP IRA): A SAR SEP IRA plan is a type of SEP IRA plan in which an employer may allow employees to defer part of their salaries and contribute to an IRA account. These deferrals help lower the employees' taxable income. Please note that you may no longer establish new SAR SEP IRA plans (since December 31, 1996). However, employers with SAR SEP IRA plans that were established prior to January 1, 1997 may still open accounts for new employees.


Simplified Incentive Match Plan for Employees (SIMPLE IRA): A SIMPLE IRA plan is an employer-sponsored retirement savings plan that allows employees to contribute a percentage of their compensation on a pre-tax basis to a SIMPLE IRA account.



The employer is required to make annual contributions to eligible employees' accounts. All contributions grow tax-deferred.





Defined Contribution Plan: A defined contribution plan allows self-employed individuals, partners, or a corporation to provide retirement benefits for themselves and their employees. Plan types include: profit-sharing plans, money purchase pension plans, and paired plans (a combination of a profit-sharing plan and a money purchase plan).

401(k) Plan: A 401(k) plan is a type of profit-sharing plan that allows employees to have part of their salary contributed on a pre-tax basis to a retirement plan which will earn tax-deferred income. A 401(k) plan is funded by employee contributions, employer contributions, or a combination of both.

403(b)(7) Plan: A 403(b)(7) plan is a tax-sheltered custodial account designed to qualify under section 403(b)(7) of the IRC and is available for use by employees of certain educational, non-profit, hospital, and charitable organizations.


Please note, all information presented in this section describes the current provisions of federal law. You may wish to consult with your tax advisor regarding the impact of any applicable state law on your circumstances.


Right of Set-Off

To the extent not prohibited by law, the Fund, any other Strong Fund, and the Advisor, each has the right to set-off against a shareholder's account balance with a Strong Fund, and redeem from such account, any debt the shareholder may owe any of these entities. This right applies even if the account is not identically registered.

Shares in Certificate Form

Certificates will not be issued for any class of shares of any Fund. A shareholder will, however, have full shareholder rights.

Telephone and Electronic Exchange/Redemption/Purchase Privileges


The Fund employs reasonable procedures to confirm that instructions communicated by telephone or electronically are genuine. The Fund may not be liable for losses due to unauthorized or fraudulent instructions. Such procedures include but are not limited to requiring a form of personal identification prior to acting on instructions received by telephone or electronically, providing written confirmations of such transactions to the address of record, tape recording telephone instructions, and creating a duplicate record of electronic transactions.


                                  ORGANIZATION

The Fund is a "series" of common stock of a Corporation, as described in the chart below:

                                                   Incorporation   Date Series  Date Class  Authorized
                    Corporation                        Date          Created      Created     Shares    Par Value ($)
---------------------------------------------------------------------------------------------------------------------
Strong Common Stock Fund, Inc.                        11/11/88                              Indefinite           .001
   - Strong Advisor Common Stock Fund/(1)/                          11/11/88                Indefinite           .001
      .Class A/(2)/                                                              11/30/00   Indefinite           .001
      .Class B                                                                   11/30/00   Indefinite           .001
      .Class C                                                                   11/30/00   Indefinite           .001
      .Class Z/(3)/                                                              11/11/88   Indefinite           .001
   - Strong Advisor Endeavor Large Cap Fund                          9/17/01                Indefinite           .001
      .Class A/(2)/                                                               9/17/01   Indefinite           .001
      .Class B                                                                    9/17/01   Indefinite           .001
      .Class C                                                                    9/17/01   Indefinite           .001
   - Strong Advisor Focus Fund                                      11/30/00                Indefinite           .001
      .Class A/(2)/                                                              11/30/00   Indefinite           .001
      .Class B                                                                   11/30/00   Indefinite           .001
      .Class C                                                                   11/30/00   Indefinite           .001
   - Strong Advisor Technology Fund                                 11/30/00                Indefinite           .001
      .Class A/(2)/                                                              11/30/00   Indefinite           .001
      .Class B                                                                   11/30/00   Indefinite           .001
      .Class C                                                                   11/30/00   Indefinite           .001
Strong Conservative Equity Funds, Inc./(4)/           12/28/98                              Indefinite         .00001
   - Strong Advisor U.S. Value Fund /(5)/                           10/27/95                Indefinite         .00001
      .Class A/(2)/                                                              11/30/00   Indefinite         .00001

                                                   Incorporation   Date Series  Date Class  Authorized
                    Corporation                        Date          Created      Created     Shares    Par Value ($)
---------------------------------------------------------------------------------------------------------------------
      .Class B                                                                   11/30/00   Indefinite         .00001
      .Class C                                                                   11/30/00   Indefinite         .00001
      .Class K                                                                   12/27/01   Indefinite         .00001
      .Class Z/(3)/                                                              10/27/95   Indefinite         .00001
   - Strong Blue Chip Fund*                                          6/25/97                Indefinite         .00001
      .Investor Class                                                             6/25/97   Indefinite         .00001
   - Strong Dividend Income Fund*                                   12/28/90                Indefinite         .00001
      .Investor Class                                                            12/28/90   Indefinite         .00001
      .Class K                                                                   12/27/01   Indefinite         .00001
   - Strong Energy Fund*                                             8/14/97                Indefinite         .00001
      .Investor Class                                                             8/14/97   Indefinite         .00001
   - Strong Growth and Income Fund*                                 10/27/95                Indefinite         .00001
      .Investor Class                                                            10/27/95   Indefinite         .00001
      .Advisor Class                                                              2/22/00   Indefinite         .00001
      .Class K                                                                   12/27/01   Indefinite         .00001
      .Institutional Class                                                        2/22/00   Indefinite         .00001
Strong Equity Funds, Inc./(6)/                        12/28/90                              Indefinite         .00001
   - Strong Advisor Large Company Core Fund/(7)/                     8/2/02                 Indefinite         .00001
      .Class A                                                                    8/2/02    Indefinite         .00001
      .Class B                                                                    8/2/02    Indefinite         .00001
      .Class C                                                                    8/2/02    Indefinite         .00001
      .Class K                                                                    8/2/02    Indefinite         .00001
   - Strong Advisor Mid Cap Growth Fund/(8)/                        10/28/96                Indefinite         .00001
      .Class A/(2)/                                                              11/30/00   Indefinite         .00001
      .Class B                                                                   11/30/00   Indefinite         .00001
      .Class C                                                                   11/30/00   Indefinite         .00001
      .Class Z/(3)/                                                              10/28/96   Indefinite         .00001
   - Strong Advisor Small Cap Value Fund/(9)/                       12/10/97                Indefinite         .00001
      .Class A/(2)/                                                              11/30/00   Indefinite         .00001
      .Class B                                                                   11/30/00   Indefinite         .00001
      .Class C                                                                   11/30/00   Indefinite         .00001
      .Class Z/(3)/                                                              12/10/97   Indefinite         .00001
   - Strong Advisor Utilities and Energy Fund                        7/22/02                Indefinite         .00001
      .Class A/(2)/                                                               7/22/02   Indefinite         .00001
      .Class B                                                                    7/22/02   Indefinite         .00001
      .Class C                                                                    7/22/02   Indefinite         .00001
   - Strong Dow 30 Value Fund*                                      12/10/97                Indefinite         .00001
      .Investor Class                                                            12/10/97   Indefinite         .00001
   - Strong Enterprise Fund*                                         9/15/98                Indefinite         .00001
      .Investor Class                                                             9/15/98   Indefinite         .00001
      .Advisor Class                                                              2/17/00   Indefinite         .00001
      .Class K                                                                    8/2/02    Indefinite         .00001
      .Institutional Class                                                        6/30/03   Indefinite         .00001
   - Strong Growth Fund*                                            12/28/90                Indefinite         .00001
      .Investor Class                                                            12/28/90   Indefinite         .00001
      .Advisor Class                                                              2/17/00   Indefinite         .00001
      .Institutional Class                                                        2/17/00   Indefinite         .00001
      .Class C                                                                   12/06/02
      .Class K                                                                    8/2/02    Indefinite         .00001
   - Strong Growth 20 Fund*                                           6/4/97                Indefinite         .00001
      .Investor Class                                                             6/4/97    Indefinite         .00001

                                                   Incorporation   Date Series  Date Class  Authorized
                    Corporation                        Date          Created      Created     Shares    Par Value ($)
---------------------------------------------------------------------------------------------------------------------
      .Advisor Class                                                             2/17/00    Indefinite         .00001
   - Strong Index 500 Fund*                                          4/8/97                 Indefinite         .00001
      .Investor Class                                                             4/8/97    Indefinite         .00001
   - Strong Large Cap Core Fund/(6)/*                                5/4/98                 Indefinite         .00001
      .Investor Class                                                             5/4/98    Indefinite         .00001
   - Strong Large Company Growth Fund*                               8/2/02                 Indefinite         .00001
      .Investor Class                                                             8/2/02    Indefinite         .00001
      .Class K                                                                   6/30/03    Indefinite         .00001
   - Strong Mid Cap Disciplined Fund*                               12/15/98                Indefinite         .00001
      .Investor Class                                                            12/15/98   Indefinite         .00001
   -Strong Technology 100 Fund*                                     12/14/99                Indefinite         .00001
      .Investor Class                                                            12/14/99   Indefinite         .00001
   -Strong U.S. Emerging Growth Fund*                               12/15/98                Indefinite         .00001
      .Investor Class                                                            12/15/98   Indefinite         .00001
   - Strong Value Fund*                                              11/1/95                Indefinite         .00001
      .Investor Class                                                             11/1/95   Indefinite         .00001
Strong International Equity Funds, Inc.               12/28/90                              Indefinite         .00001
   - Strong Advisor International Core Fund                          9/17/01                Indefinite         .00001
      .Class A/(2)/                                                               9/17/01   Indefinite         .00001
      .Class B                                                                    9/17/01   Indefinite         .00001
      .Class C                                                                    9/17/01   Indefinite         .00001
   - Strong Overseas Fund*                                          5/22/98                 Indefinite         .00001
      .Investor Class                                                            5/22/98    Indefinite         .00001
      .Institutional Class                                                       12/06/02   Indefinite         .00001
Strong Opportunity Fund, Inc.                         07/05/83                              Indefinite            .01
   - Strong Advisor Select Fund                                     12/15/00                Indefinite            .01
      .Class A/(2)/                                                              12/15/00   Indefinite            .01
      .Class B                                                                   12/15/00   Indefinite            .01
      .Class C                                                                   12/15/00   Indefinite            .01
   - Strong Advisor U.S. Small/Mid Cap Growth                        3/14/02                Indefinite            .01
    Fund/(10)/
      .Class A/(2)/                                                               3/14/02   Indefinite            .01
      .Class B                                                                    3/14/02   Indefinite            .01
      .Class C                                                                    3/14/02   Indefinite            .01
   - Strong Endeavor Fund*                                           3/15/01                Indefinite            .01
      .Investor Class                                                             3/15/01   Indefinite            .01
   - Strong Opportunity Fund*                                         7/5/83                Indefinite            .01
      .Investor Class                                                             7/5/83    Indefinite            .01
      .Advisor Class                                                              2/17/00   Indefinite            .01
      .Class K                                                                    8/2/02    Indefinite            .01

/(1)/ Prior to November 30, 2000, the Fund's name was Strong Common Stock Fund. /(2)/ The former Class L shares were redesignated as and converted into Class A shares on December 27, 2001.
/(3)/ Current Class Z is comprised of former Investor Class shares.
/(4)/ Prior to October 27, 1995, the Corporation's name was Strong American Utilities Fund, Inc.
/(5)/ Prior to November 30, 2000, the Fund's name was Strong Equity Income
Fund.
/(6)/ Prior to November 1, 1995, the Corporation's name was Strong Growth Fund, Inc.
/(7)/ The Fund commenced operations on September 16, 2002. The Fund was created to acquire all of the assets and assume all of the liabilities of the Rockhaven Fund. This acquisition, which involved the issuance of Class A shares of the Fund to the shareholders of the Rockhaven Fund in exchange for the Rockhaven Fund's assets and liabilities, was effected on September 16, 2002. Accordingly, the Fund is the successor to the Rockhaven Fund. The Rockhaven Fund commenced operations on November 3, 1997.

/(8)/ Prior to November 30, 2000, the Fund's name was Strong Mid Cap Growth
Fund.
/(9)/ Prior to November 30, 2000, the Fund's name was Strong Small Cap Value
Fund.
/(10)/ Prior to July 31, 2002, the Fund's name was Strong U.S. Mid Cap Growth Fund.
* Described in a different SAI.

The Strong Advisor Common Stock Fund, Strong Advisor Endeavor Large Cap Fund, and Strong Advisor Technology Fund are diversified series of Strong Common Stock Fund, Inc., which is an open-end management investment company. The Strong Advisor Focus Fund is a nondiversified series of Strong Common Stock Fund, Inc. The Strong Advisor U.S. Value Fund, Strong Blue Chip Fund, Strong Dividend Income Fund, Strong Energy Fund, and Strong Growth and Income Fund are diversified series of Strong Conservative Equity Funds, Inc., which is an open-end management investment company. The Strong Advisor Large Company Core Fund, Strong Advisor Mid Cap Growth Fund, Strong Advisor Small Cap Value Fund, Strong Advisor Utilities and Energy Fund, Strong Enterprise Fund, Strong Growth Fund, Strong Index 500 Fund, Strong Large Cap Core Fund, Strong Large Company Growth Fund, Strong Mid Cap Disciplined Fund, Strong Technology 100 Fund, Strong U.S. Emerging Growth Fund, and Strong Value Fund are diversified series of Strong Equity Funds, Inc., which is an open-end management investment company. The Strong Dow 30 Value Fund and Strong Growth 20 Energy Fund are nondiversified series of Strong Equity Funds, Inc. The Strong Advisor International Core Fund and Strong Overseas Fund are diversified series of Strong International Equity Funds, Inc., which is an open-end management investment company. The Strong Advisor U.S. Small/Mid Cap Growth Fund, Strong Endeavor Fund, and Strong Opportunity Fund are diversified series of Strong Opportunity Fund, Inc., which is an open-end management investment company. The Strong Advisor Select Fund is a nondiversified series of Strong Opportunity Fund, Inc.




Each Corporation is a Wisconsin corporation that is authorized to offer separate series of shares representing interests in separate portfolios of securities, each with differing investment objectives. The shares in any one portfolio may, in turn, be offered in separate classes, each with differing preferences, limitations, or relative rights. However, the Articles of Incorporation for the Corporation provide that if additional series of shares are issued by the Corporation, such new series of shares may not affect the preferences, limitations, or relative rights of the Corporation's outstanding shares. In addition, the Board of the Corporation is authorized to allocate assets, liabilities, income, and expenses to each series and class. Classes within a series may have different expense arrangements than other classes of the same series and, accordingly, the net asset value of shares within a series may differ. Finally, all holders of shares of the Corporation may vote on each matter presented to shareholders for action except with respect to any matter that affects only one or more series or class, in which case only the shares of the affected series or class are entitled to vote. Each share of the Fund has one vote, and all shares participate equally in dividends and other capital gains distributions by the Fund and in the residual assets of the Fund in the event of liquidation. Fractional shares have the same rights proportionately as do full shares. Shares of the Corporation have no preemptive, conversion, or subscription rights. If the Corporation issues additional series, the assets belonging to each series of shares will be held separately by the custodian, and, in effect, each series will be a separate fund.

                              SHAREHOLDER MEETINGS


Wisconsin Business Corporation Law permits registered investment companies, such as each Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. Each Corporation has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of Directors is not required to be acted on by shareholders under the 1940 Act.



The Fund's Bylaws allow for a Director to be removed by its shareholders with or without cause, only at a meeting called for the purpose of removing the Director. Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any Director. The Secretary shall inform such shareholders of the reasonable estimated costs of preparing and mailing the notice of the meeting, and upon payment to the Fund of such costs, the Fund shall give not less than ten nor more than sixty days notice of the special meeting.

Investment Objective. The Funds offer a comprehensive range of conservative to aggressive investment options. The Funds and their investment objectives are listed below.


Fund Name                                  Investment Objectives
--------------------------------------------------------------------------------
Growth and Income
Strong Advisor Large Company Core Fund     Capital appreciation together with
                                           current income.
Strong Advisor U.S. Value Fund             Total return by investing for both
                                           income and capital growth.
Strong Advisor Utilities and Energy Fund   Total return by investing for both
                                           capital growth and income.

Equity
Strong Advisor Common Stock Fund           Capital growth.
Strong Advisor Endeavor Large Cap Fund     Capital growth.
Strong Advisor Focus Fund                  Capital growth.
Strong Advisor International Core Fund     Capital growth
Strong Advisor Mid Cap Growth Fund         Capital growth.
Strong Advisor Select Fund                 Capital growth.
Strong Advisor Small Cap Value Fund        Capital growth.
Strong Advisor Technology Fund             Capital growth.
Strong Advisor U.S. Small/Mid Cap Growth   Capital growth.
Fund

Income
Strong Advisor Bond Fund                   Total return by investing for a high
                                           level of current income with a
                                           moderate degree of share-price
                                           fluctuation.
Strong Advisor Municipal Bond Fund         Total return by investing for a high
                                           level of federally tax-exempt current
                                           income.
Strong Advisor Short Duration Bond Fund    Total return by investing for a high
                                           level of income with a low degree of
                                           share-price fluctuation.
Strong Advisor Strategic Income Fund       Total return by investing for a high
                                           level of current income and capital
                                           growth.

The Advisor also serves as Advisor to several management investment companies, some of which fund variable annuity separate accounts of certain insurance companies.

Tying Time Frames to Your Goals. There are many issues to consider as you make your investment decisions, including your risk tolerance, investing experience, and asset allocations. You should start to organize your investments by learning to link your many financial goals to specific time frames. Then you can identify the appropriate types of investments to help meet your goals. As a general rule, the longer your time horizon, the more price fluctuation you will be able to tolerate in pursuit of higher returns. For that reason, many people with longer-term goals select stocks or long-term bonds, and many people with nearer-term goals select more conservative investments, such as, short-term bonds. The Advisor developed the following suggested holding periods to help our investors set realistic expectations for the risk and reward potential of Strong Funds. (See table below.) Of course, time is just one element to consider when making your investment decision.

                 Strong Funds Suggested Minimum Holding Periods

        One or More Years                 4 to 7 Years                      5 or More Years
--------------------------------  -----------------------------  --------------------------------------
Advisor Short Duration Bond Fund       Advisor Bond Fund              Advisor Common Stock Fund
                                   Advisor Municipal Bond Fund      Advisor Endeavor Large Cap Fund
                                  Advisor Strategic Income Fund           Advisor Focus Fund
                                                                    Advisor International Core Fund
                                                                    Advisor Large Company Core Fund
                                                                      Advisor Mid Cap Growth Fund
                                                                         Advisor Select Fund
                                                                     Advisor Small Cap Value Fund
                                                                        Advisor Technology Fund
                                                                 Advisor U.S. Small/Mid Cap Growth Fund
                                                                       Advisor U.S. Value Fund
                                                                   Advisor Utilities and Energy Fund

                              INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, WI, 53202, are the independent auditors for the Fund, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.

                                  LEGAL COUNSEL

Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee WI 53202, acts as legal counsel for the Fund.

                              FINANCIAL STATEMENTS

The Annual Report for the Fund that is attached to this SAI contains the following audited financial information:

1.   Schedules of Investments in Securities.
2.   Statements of Assets and Liabilities.
3.   Statements of Operations.
4.   Statements of Changes in Net Assets.
5.   Notes to Financial Statements.
6.   Financial Highlights.
7.   Report of Independent Auditors.

                     APPENDIX A-DEFINITION OF CREDIT RATINGS

                     Standard & Poor's Issue Credit Ratings

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

                Standard & Poor's Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.   Nature of and provisions of the obligation; and

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA
An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)
The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c
The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p
The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*
Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r
The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.
Not rated.

                            Moody's Long-Term Ratings


Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.

Moody's appends numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                 Fitch Ratings ("Fitch") National Credit Ratings

For those countries with sub and low investment grade foreign and local currency sovereign ratings, and where there is demand for such ratings, Fitch will provide national ratings. The national rating scale is essentially a relative measure of creditworthiness, applicable only within the country concerned. Under this scale, an "AAA" long-term national rating will be assigned to the best risk within that country, which in most, though not all, cases will be the sovereign state. National ratings are identified by the addition of a special suffix for the country concerned, such as "AAA(arg)" for national ratings in Argentina.

Since both national and local currency ratings measure the credit risk associated with local currency issues, rating relativities will be consistent between the two scales. However, since national scales are designed to use the full range of rating notches available, a notch on the local currency scale will often be consistent with a range of notches on the national rating scale. Unlike local currency ratings, national ratings have little or no default history to draw on.

Users of national ratings should be aware that issuers and issues rated "AAA" may still represent significant investment risk, especially in countries with low sovereign ratings. They should also be aware that national ratings in countries with low local currency sovereign ratings may experience high volatility.

            Fitch Ratings ("Fitch") Long-Term National Credit Ratings

AAA (xxx)
'AAA' national ratings denote the highest rating assigned by Fitch in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

AA (xxx)
'AA' national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.

A (xxx)
'A' national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

BBB (xxx)
'BBB' national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.

BB (xxx)
'BB' national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B (xxx)
'B' national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.

CCC (xxx), CC (xxx), C (xxx)

These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.


DDD (xxx), DD (xxx), D (xxx)
These categories of national ratings are assigned to entities or financial commitments which are currently in default.

A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, as above.

"+" or "-" may be appended to a national rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA(xxx)' national rating category or to categories below 'CCC (xxx)'.


                               SHORT-TERM RATINGS

                Standard & Poor's Short-Term Issue Credit Ratings

A-1
A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C
A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

           Standard & Poor's Short-Term Municipal Issue Credit Ratings


A Standard & Poor's note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

.. Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and . Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3
Speculative capacity to pay principal and interest.

                           Moody's Short-Term Ratings


Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.


           Fitch Ratings ("Fitch") National Short-Term Credit Ratings

F1 (xxx)
Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under Fitch's national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F2 (xxx)
Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3 (xxx)
Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B (xxx)
Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C (xxx)
Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D (xxx)
Indicates actual or imminent payment default.

A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, as above.


"+" or "-" may be appended to an 'F1(xxx)' rating class to denote relative status within the category.


In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, Fitch's national short-term rating definitions for F1+ (xxx), F1
(xxx), F2 (xxx) and F3 (xxx) may be substituted by the regulatory scales, e.g. A1+, A1, A2 and A3.

                           APPENDIX B - SHARE CLASSES

FRONT-END SALES LOAD

The maximum front-end sales load is 5.75% for Class A shares. There is no front-end load for Class B, Class C, Class K, or Class Z shares.


The offering price for Class A shares is the next NAV calculated after a purchase order is accepted, plus any applicable initial sales charges. No sales charge is imposed on reinvested dividends and distributions. Class A shares are also subject to Rule 12b-1 fees at an annual rate of 0.25% of average daily net assets. A redemption fee of 1%, based on the redeemed shares' market value, is charged for shares of the Advisor Large Company Core Fund held for 360 calendar days or less after purchase. A redemption fee of 1%, based on the redeemed shares' market value, is charged for shares of the Advisor International Core Fund held for 30 calendar days or less after purchase.


The amount of the initial sales charge you pay when you buy Class A shares differs depending on the amount you invest:

------------------------------------------------------------------------------------------
                                                                               Dealer
                                                                          Reallowance as a
            Amount of                As a Percentage    As a Percentage    Percentage of
         Your Investment            of Offering Price    of Investment     Offering Price
------------------------------------------------------------------------------------------
Less than $50,000                                5.75%             6.10%              5.00%
------------------------------------------------------------------------------------------
$50,000 but less than $100,000                   4.50%             4.71%              3.75%
------------------------------------------------------------------------------------------
$100,000 but less than $250,000                  3.50%             3.63%              2.80%
------------------------------------------------------------------------------------------
$250,000 but less than $500,000                  2.50%             2.56%              2.00%
------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000                2.00%             2.04%              1.60%
------------------------------------------------------------------------------------------
$1,000,000 or more                               None              None               1.00%
------------------------------------------------------------------------------------------

Dealer Reallowances. As shown above, Distributor pays (or "reallows") a portion of the initial sales charge. The dealer reallowance is expressed as a percentage of the Class A share's offering price.

WAIVERS OR REDUCTIONS OF FRONT-END SALES LOADS

The initial sales charge may be waived in the following circumstances.


1. Reinstatement Privilege. Shareholders of the Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds into an identically registered account at net asset value (without an initial sales charge). Such a reinvestment must be requested in writing by the shareholder, made within 90 days of the redemption, and is limited to the amount of the redemption proceeds. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B Shares will be reinvested in Class A Shares. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.



2. Letter of Intent (LOI). If a shareholder (other than a group purchaser described below) anticipates purchasing $50,000 or more of Class A shares of a Fund within a 13-month period, the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent and delivering the Letter of Intent to the Administrator within 90 days of the commencement of purchases. You may combine Class A, Class B, and Class C shares in the Strong Funds (excluding Class A shares acquired at NAV), based on your original purchase price for the shares, owned by you and a member of your immediate family when determining the reduced sales charge. Subject to acceptance by the Administrator and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent. The shareholder or his dealer must inform the Administrator that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if the shareholder's purchases within 13 months plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, the shareholder will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Out of the shareholder's initial purchase (or subsequent purchases if necessary), shares equal to five percent of the intended investment amount will be held in escrow until the intended amount is invested. These escrowed shares may be redeemed by the Fund if the investor is required to pay additional sales charges. When the minimum investment so specified is completed, the escrowed shares will be released. If the intended investment is not completed, the Administrator or the Distributor will redeem an appropriate number of the escrowed shares in order to realize the difference between the lower sales charge and the higher sales charge the shareholder would have paid had the shareholder not purchased shares through this program. Shares remaining after any such redemption will be released by the Administrator or the Distributor. By completing and signing the Account Application or Letter of Intent, the shareholder irrevocably appoints the Administrator and/or the Distributor as the shareholder's attorney to surrender for redemption any or all escrowed shares with full power of substitution.


3. Right of Accumulation. A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares in the Strong Funds when the shareholder's new investment, together with the current net asset value of all Class A, Class B, and Class C shares (excluding Class A shares acquired at NAV) owned in the Strong Funds reaches a discount level. A shareholder or the shareholder's broker or agent must provide the Administrator or Distributor with information to verify that the quantity sales charge discount is applicable in advance of or at the time the investment is made. You may also combine the current net asset value of Class A, Class B, and Class C shares in the Strong Funds (excluding Class A shares acquired at NAV) owned by you and a member of your immediate family (your spouse or domestic partner, and your children or grandchildren, if they are under the age of 21), including the following:
     . Individual-type employee benefit plan(s), such as an IRA, SEP IRA, SIMPLE IRA, 403(b) plan, or single-participant Keogh-type Defined Contribution plans (i.e., Money Purchase Pension, Profit Sharing);
     . Business accounts solely controlled by you and/or a member of your immediate family (for example, you own the entire business);
     . Trust accounts established by you and/or a member of your immediate family. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust;
     . Individual purchases made by you and/or a member of your immediate family as a trustee if the investments are for a single trust estate;
     . Endowments or foundations established and controlled by you and/or a member of your immediate family;
     . UTMA/UGMA accounts if you and/or a member of your immediate family is the beneficiary or custodian; and
     . Education IRAs (Coverdell Education Savings Accounts) if you and/or a member of your immediate family is the beneficiary or responsible individual.



4. Group Purchases. A bona fide group and all its members may be treated as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent), obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser, or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the Class A shares upon the request of the Administrator or the Distributor. To determine the quantity sales charge discount, the group may combine the current net asset value of Class A, Class B, and Class C shares in the Strong Funds (excluding Class A shares acquired at NAV).


The initial sales charge for Class A shares may be reduced or waived in the following circumstances.

1. Waivers for investments from certain payments. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge
(CDSC) by investors who reinvest within 365 days, in these circumstances:

     a. Dividend and capital gain distributions from the Fund. The distributions generally must be reinvested in the same share class. This waiver category also applies to Class B, C, and K shares.

     b. Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers the Fund as an investment option. You should contact your tax advisor for information on any tax consequences that may apply.

     c. Distributions from an existing retirement plan invested in the Fund.


2. Bank trust departments and law firms. Shares acquired by certain bank trust departments or law firms acting as trustee or manager for trust accounts which have entered into an administrative services agreement with the Distributor or the Administrator or one of their affiliates and the shares are being acquired for the benefit of their trust account clients.



3. Any state or local government or any instrumentality, department, authority or agency thereof that has determined a Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in a Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.


4. Wrap account and fund "supermarket" investments. Shares acquired by investments through certain dealers (including registered investment advisors and financial planners) that have established certain operational arrangements with the Administrator that include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket" account, or a similar program under which such clients pay a fee to such dealer.


5. Certain retirement plans. Employer-sponsored retirement plans, and their participants, for which the Administrator, the Fund's Distributor, or one of their affiliates has entered into an agreement to provide document or administrative services, and other retirement plans whose administrators or dealers have entered into an agreement with the Administrator, the Fund's Distributor, or one of their affiliates, to perform services. A CDSC may apply if the retirement plan is transferred out of the Fund or terminated within 12 months of the retirement plan account's initial purchase in the Fund.



6. Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with the Distributor that allows for load-waived Class A purchases.

7. Registered securities dealers and their affiliates, for their investment accounts only.

8. Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer.

9. Officers, directors and employees of the Fund, the Advisor, the Administrator, the Fund's Distributor, and these entities' affiliates, and each of their family members living in the same household.

10. Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.

11. Accounts managed by the Advisor or an affiliate, including accounts in fee-based advisory programs such as the Strong Advisor and Strong Private Client programs, or shares previously held in such accounts.

12. Certain unit investment trusts and their holders reinvesting distributions from the trusts.

13.  Group annuity separate accounts offered to retirement plans.

14. Insurance company separate accounts. Shares acquired by insurance company separate accounts.

15. Internal Revenue Code Section 529 plan accounts which invest in Strong Funds, or for which the Advisor provides investment management services.

16. Transfers of $5 million or more, within a period of 90 days, from a single registered investment professional.

17. Investors in the Advisor Large Company Core Fund who acquired Class A shares in connection with the reorganization of the Rockhaven Fund and whose Rockhaven Fund accounts were established prior to September 17, 1999.





DEALER COMPENSATION

Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Fund's prospectus.


The Distributor or one of its affiliates may pay up to 1% as a commission, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more.


The Distributor or one of its affiliates may pay up to 1%, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares by certain retirement plans without an initial sales charge. These payments may be made in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between the Distributor, or one of its affiliates, and the securities dealer.

In addition to the payments above, the Distributor and/or its affiliates may provide financial support to securities dealers that sell shares of the Fund. This support is based primarily on the amount of sales of Fund shares and/or total assets with the Fund. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts relating to the Fund; a securities dealer's support of, and participation in, the Distributor's marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to the Fund. Financial support to securities dealers may be made by payments from the Distributor's resources, from the Distributor's retention of underwriting concessions, and from payments to the Distributor under Rule 12b-1 plans. In addition, certain securities dealers may receive brokerage commissions generated by Fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

The Distributor routinely sponsors due diligence meetings for registered representatives during which they receive updates on the Fund and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Fund, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by the Distributor.

CONTINGENT DEFERRED SALES CHARGE (CDSC)


If you invest $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any shares you sell within 1 year of purchase. The CDSC is 1% of the net asset value at the time of purchase. You do not have to pay this CDSC if your financial intermediary has made arrangements with the Distributor and agrees to waive the commission.

Certain retirement plan accounts that qualify to buy Class A shares without an initial sales charge also may be subject to a CDSC if the retirement plan is transferred out of the Fund or terminated within 1 year of the account's initial purchase in the Fund.

For the Class A shares of the Advisor Large Company Core Fund only, a CDSC is not applicable. However, a redemption fee of 1% will be imposed on redemptions of Class A shares of the Fund held for 360 calendar days or less after purchase.

It is generally more appropriate for an investor to purchase Class A shares for amounts in excess of $250,000.

Class B shares are generally more appropriate for purchases up to $250,000. For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The CDSC is based on the net asset value at the time of purchase.

IF YOU SELL YOUR CLASS B SHARES WITHIN   THIS % (based on purchase price NAV) IS
  THIS MANY YEARS AFTER BUYING THEM       DEDUCTED FROM YOUR PROCEEDS AS A CDSC
--------------------------------------------------------------------------------
1 Year                                   5
2 Years                                  4
3 Years                                  4
4 Years                                  3
5 Years                                  2
6 Years                                  1
7 Years                                  0

If you invest in Class C shares, a CDSC may apply on any shares you sell within 1 year of purchase. The CDSC is 1% of the net asset value at the time of purchase.


For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. The Fund will use the "first-in, first-out" method when taking the CDSC.

We only accept investments of $1 million or more for purchase into Class A, if Class A shares are offered for that Fund. Investments of $1 million or more for purchase into Class B or Class C will be rejected.

If you paid a CDSC when you redeemed your Class A or Class C shares from the Fund and repurchase Class A or Class C shares under the reinstatement privilege, we may credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest. A new CDSC holding period may apply to your reinvested Fund shares. For Class B share proceeds reinvested in Class A shares, although your account will not be credited with the amount of the CDSC paid when you sold your Class B shares, a new CDSC will not apply.


CDSC WAIVERS

The CDSC for any share class generally will be waived for:

1.   Account and transaction fees.

2. Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if the securities dealer of record received a payment from the Distributor of 0.25% or less, or the Distributor did not make any payment in connection with the purchase, or the securities dealer of record has entered into a supplemental agreement with the Distributor.

3. Redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase.

4. Redemptions by the Fund when an account falls below the minimum required account size.


5. Redemptions following the death or disability of the shareholder or beneficial owner, provided that the shares are sold within one year following the death or the initial determination of disability. A certified copy of a death certificate or a doctor's certificate that specifically references the definitions of "disability" as defined in IRC Section 72(m)(7) must accompany the request. This waiver applies to individual shareholders, as well as shares held in joint tenancy.


6. Redemptions through a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan. Systematic withdrawals of 12% annually require that the minimum distribution for such plan is no less than $250 per month.

7. Redemptions by an employee benefit plan or trust account whose third party administrator or dealer has entered into an agreement with the Distributor or the Administrator or one of their affiliates to perform certain document or administrative services, subject to operational and minimum size requirements specified from time to time by the Distributor or the Administrator or one of their affiliates (not applicable to Class B).

8. Distributions from individual retirement accounts (IRAs) due to death or disability (as defined in the IRC) (for Class B, this applies to all retirement plan accounts, not only IRAs) or for mandatory distributions once the shareholder reaches age 70 1/2. Mandatory redemptions at age 70 1/2 must represent a minimum required pro rata distribution. For Class B shares that are part of an individual's total IRA or 403(b) investment, the CDSC waiver is available only for that portion of a mandatory distribution which bears the same relation to the entire mandatory distribution as the Class B shares investment bears to the total investment.


9. Returns of excess contributions (and earnings, if applicable) from retirement plan accounts.

10. Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans (not applicable to Class B).

ADDITIONAL DEALER COMMISSIONS/CONCESSIONS

Dealers may receive different compensation with respect to sales of Class A, Class B, or Class C shares. In addition, from time to time, the Distributor may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified Funds sold by such dealer during a specified sales period. In addition, from time to time, the Distributor, at its expense, may provide additional commissions, compensation, or promotional incentives ("concessions") to dealers that sell or arrange for the sale of shares of the Fund. Such concessions provided by the Distributor may include financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more Funds, and/or other dealer-sponsored events. From time to time, the Distributor may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.

CLASS K SHARES - DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS

Dividends and capital gains distributions for accounts in a retirement plan will be automatically reinvested in additional Class K shares of the Fund. Dividends and capital gains distributions for non-retirement plan accounts may be paid in cash.

CLASS K SHARES - ELIGIBILITY CRITERIA


Class K shares are available for the Advisor Large Company Core Fund and Advisor U.S. Value Fund only. Class K shares are available for purchase by the following categories of investors:

.. Employer-sponsored retirement plans, and indirectly, their participants, for which the Advisor, the Fund's Administrator, the Fund's Distributor, or one of their affiliates, has entered into an agreement to provide bundled retirement plan recordkeeping services;

.. Any accounts in a fee-based advisory program managed by the Advisor including, but not limited to the Strong Advisor and the Strong Private Client programs;

..  Any Strong Fund of funds structure such as Strong Life Stage Series, Inc;

.. Internal Revenue Code Section 529 plan accounts which invest in Strong Funds, or for which the Advisor provides investment management services; and

..  The Advisor or any of its affiliates


CLASS Z SHARES - ELIGIBILITY CRITERIA


Class Z shares are available for the Advisor Common Stock Fund, Advisor Mid Cap Growth Fund, Advisor Small Cap Value Fund and Advisor U.S. Value Fund only. Investors and registered investment advisors that owned shares of a Fund on

November 30, 2000, that were renamed Class Z shares, may continue to own those Class Z shares. In addition, Class Z shares are available for purchase by the following categories of investors:

.. Investors holding Class Z shares of a Fund on November 30, 2000 that were purchased directly from Strong and not through an intermediary, except as described below, and registered investment advisors holding Class Z shares of a Fund on November 30, 2000;

.. Officers, directors, and employees of the Fund, Strong Financial Corporation, the Advisor, the Administrator, the Fund's Distributor, and these entities' affiliates, and each of their immediate family members (grandparent, parent, sibling, child, grandchild and spouse) who live in the same household;

.. Employer-sponsored retirement plans, and their participants, for which the Advisor, the Administrator, the Fund's Distributor, or one of their affiliates, has entered into an agreement to provide document or administrative services, and other retirement plans whose administrators or dealers have entered into an agreement with the Advisor, the Fund's Distributor, or one of their affiliates, to perform services;

..  401(k) plans holding Class Z shares of a Fund on November 30, 2000;

.. Certain institutional investors purchasing more than $1 million of Class Z shares (excluding the Advisor Small Cap Value Fund);

..  Any Strong Fund of funds structure such as Strong Life Stage Series, Inc.;

.. Any Internal Revenue Code Section 529 plan which invests in Strong Funds, or for which the Advisor provides investment management services; and

.. Any accounts in a fee-based advisory program managed by the Advisor including, but not limited to the Strong Advisor and the Strong Private Client programs, or shares previously held in such accounts.

For more information on the purchase of Class Z shares, call 1-800-368-3863.


CLASS A, B, AND C SHARES OF ADVISOR SMALL CAP VALUE FUND - ELIGIBILITY CRITERIA


The Advisor Small Cap Value Fund is closed to new investors, however, you may purchase Class A, B, and C shares under limited circumstances. Although the Fund may resume sales to new investors in the future, currently, there are no plans to do so. The following types of investors may qualify to purchase Class A, B, or C shares of the Advisor Small Cap Value Fund:

..  Investors holding Class A, B, or C shares of the Fund on December 31, 2003;

.. Employer-sponsored retirement plans and their participants, for which Strong or the Distributor, or one of their affiliates, has entered into an agreement to provide document or administrative services, and other retirement plans whose administrators or dealers have entered into an agreement with Strong or the Distributor, or one of their affiliates, to perform services;

..  401(k) plans holding Class A, B, or C shares of a Fund on December 31, 2003;

.. Any Internal Revenue Code Section 529 plan that invests in Strong Funds, or for which Strong provides investment management services; and

.. Officers, directors, and employees of the Fund, Strong, the Distributor, and these entities' affiliates, and each of their immediate family members (grandparent, parent, sibling, child, grandchild, and spouse) who live in the same household.

For more information on the purchase of Class A, B, or C shares, call 1-800-368-1683.

..  Any Strong Fund of funds structure such as Strong Life Stage Series, Inc;

..  Internal Revenue Code Section 529 plan accounts, which invest in Strong
   Funds, or for which the Advisor provides investment management services; and

..  The Advisor or any of its affiliates


CLASS Z SHARES - ELIGIBILITY CRITERIA

Class Z shares are available for the Advisor Common Stock Fund, Advisor Mid Cap Growth Fund, Advisor Small Cap Value Fund and Advisor U.S. Value Fund only. Investors and registered investment advisors that owned shares of a Fund on November 30, 2000, that were renamed Class Z shares, may continue to own those Class Z shares. In addition, Class Z shares are available for purchase by the following categories of investors:


.. Investors holding Class Z shares of a Fund on November 30, 2000 that were purchased directly from Strong and not through an intermediary, except as described below, and registered investment advisors holding Class Z shares of a Fund on November 30, 2000;

.. Officers, directors, and employees of the Fund, Strong Financial Corporation, the Advisor, the Administrator, the Fund's Distributor, and these entities' affiliates, and each of their immediate family members (grandparent, parent, sibling, child, grandchild and spouse) who live in the same household;

.. Employer-sponsored retirement plans, and their participants, for which the Advisor, the Administrator, the Fund's Distributor, or one of their affiliates, has entered into an agreement to provide document or administrative services, and other retirement plans whose administrators or dealers have entered into an agreement with the Advisor, the Fund's Distributor, or one of their affiliates, to perform services;

..  401(k) plans holding Class Z shares of a Fund on November 30, 2000;

.. Certain institutional investors purchasing more than $1 million of Class Z shares (excluding the Advisor Small Cap Value Fund);

..  Any Strong Fund of funds structure such as Strong Life Stage Series, Inc.;

.. Any Internal Revenue Code Section 529 plan which invests in Strong Funds, or for which the Advisor provides investment management services; and

.. Any accounts in a fee-based advisory program managed by the Advisor including, but not limited to the Strong Advisor and the Strong Private Client programs, or shares previously held in such accounts.


For more information on the purchase of Class Z shares, call 1-800-368-3863.

CLASS A, B, AND C SHARES OF ADVISOR SMALL CAP VALUE FUND - ELIGIBILITY CRITERIA

The Advisor Small Cap Value Fund is closed to new investors, however, you may purchase Class A, B, and C shares under limited circumstances. Although the Fund may resume sales to new investors in the future, currently, there are no plans to do so. The following types of investors may qualify to purchase Class A, B, or C shares of the Advisor Small Cap Value Fund:


..  Investors holding Class A, B, or C shares of the Fund on December 31, 2003;

.. Employer-sponsored retirement plans and their participants, for which Strong or the Distributor, or one of their affiliates, has entered into an agreement to provide document or administrative services, and other retirement plans whose administrators or dealers have entered into an agreement with Strong or the Distributor, or one of their affiliates, to perform services;

..  401(k) plans holding Class A, B, or C shares of a Fund on December 31, 2003;

.. Any Internal Revenue Code Section 529 plan that invests in Strong Funds, or for which Strong provides investment management services; and

.. Officers, directors, and employees of the Fund, Strong, the Distributor, and these entities' affiliates, and each of their immediate family members (grandparent, parent, sibling, child, grandchild, and spouse) who live in the same household.


For more information on the purchase of Class A, B, or C shares, call 1-800-368-1683.

                   STATEMENT OF ADDITIONAL INFORMATION ("SAI")




STRONG ASIA PACIFIC FUND, a series fund of Strong Asia Pacific Fund, Inc. STRONG BALANCED FUND, a series fund of Strong Balanced Fund, Inc.
STRONG BLUE CHIP FUND, a series fund of Strong Conservative Equity Funds, Inc. STRONG DISCOVERY FUND, a series fund of Strong Discovery Fund, Inc.
STRONG DIVIDEND INCOME FUND, a series fund of Strong Conservative Equity Funds,
 Inc.
STRONG DOW 30 VALUE FUND,* a series fund of Strong Equity Funds, Inc.
STRONG ENDEAVOR FUND, a series fund of Strong Opportunity Fund, Inc.
STRONG ENERGY FUND, a series fund of Strong Conservative Equity Funds, Inc. STRONG ENTERPRISE FUND, a series fund of Strong Equity Funds, Inc.
STRONG GROWTH FUND, a series fund of Strong Equity Funds, Inc.
STRONG GROWTH 20 FUND, a series fund of Strong Equity Funds, Inc.
STRONG GROWTH AND INCOME FUND, a series fund of Strong Conservative Equity
 Funds, Inc.
STRONG LARGE CAP CORE FUND, a series fund of Strong Equity Funds, Inc.
STRONG LARGE CAP GROWTH FUND, a series fund of Strong Large Cap Growth Fund,
 Inc.
STRONG LARGE COMPANY GROWTH FUND, a series fund of Strong Equity Funds, Inc. STRONG MID CAP DISCIPLINED FUND, a series fund of Strong Equity Funds, Inc. STRONG MULTI CAP VALUE FUND, a series fund of Strong Equity Funds II, Inc. STRONG OPPORTUNITY FUND, a series fund of Strong Opportunity Fund, Inc.
STRONG OVERSEAS FUND, a series fund of Strong International Equity Funds, Inc. STRONG SMALL COMPANY VALUE FUND, a series fund of Strong Equity Funds II, Inc.

STRONG SMALL/MID CAP VALUE FUND, a series fund of Strong Equity Funds II, Inc.

STRONG STRATEGIC VALUE FUND, a series fund of Strong Equity Funds II, Inc. STRONG TECHNOLOGY 100 FUND, a series fund of Strong Equity Funds, Inc. STRONG U.S. EMERGING GROWTH FUND, a series fund of Strong Equity Funds, Inc. STRONG VALUE FUND, a series fund of Strong Equity Funds, Inc.

P.O. Box 2936
Milwaukee, WI 53201
Telephone: 1-414-359-1400
Toll-Free: 1-800-368-3863
e-mail: service@Strong.com
web site: www.Strong.com


Throughout this SAI, the "Fund" refers to each Fund listed above, unless otherwise indicated. This SAI is not a prospectus and should be read together with the prospectus for the appropriate Fund dated May 1, 2004. Requests for copies of the prospectus should be made by calling any number listed above. The financial statements appearing in the Fund's Annual Report, which accompanies this SAI, are incorporated by reference into this SAI.



                                   May 1, 2004


RT43819 05-04                                                 GRWTS/WH4014 05-04

--------------------------------------------------------------------------------
*The Fund is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. Dow Jones' only relationship to the Fund is the licensing of certain trademarks and trade names of Dow Jones and of the Dow Jones Industrial Average(SM) which is determined, composed and calculated by Dow Jones without regard to the Fund. Dow Jones has no obligation to take the needs of the Fund or its shareholders into consideration in determining, composing or calculating the Dow Jones Industrial Average(SM). Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund's shares to be issued or in the determination or calculation of the equation by which the Fund's shares are to be redeemed. Dow Jones has no obligation or liability in connection with the administration or marketing of the Fund.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, SHAREHOLDERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND THE FUND.
--------------------------------------------------------------------------------

TABLE OF CONTENTS                                                           PAGE

INVESTMENT RESTRICTIONS........................................................5
COMPARING THE FUNDS............................................................9
INVESTMENT POLICIES AND TECHNIQUES............................................10


   Strong Asia Pacific Fund...................................................10
   Strong Balanced Fund.......................................................10
   Strong Blue Chip Fund......................................................10
   Strong Discovery Fund......................................................11
   Strong Dividend Income Fund................................................11
   Strong Dow 30 Value Fund...................................................12
   Strong Endeavor Fund.......................................................12
   Strong Energy Fund.........................................................12
   Strong Enterprise Fund.....................................................13
   Strong Growth Fund.........................................................13
   Strong Growth 20 Fund......................................................14
   Strong Growth and Income Fund..............................................14
   Strong Large Cap Core Fund.................................................15
   Strong Large Cap Growth Fund...............................................15
   Strong Large Company Growth Fund...........................................15
   Strong Mid Cap Disciplined Fund............................................16
   Strong Multi Cap Value Fund................................................16
   Strong Opportunity Fund....................................................18
   Strong Overseas Fund.......................................................18
   Strong Small Company Value Fund............................................18
   Strong Small/Mid Cap Value Fund............................................19
   Strong Strategic Value Fund................................................19
   Strong Technology 100 Fund.................................................20
   Strong U.S. Emerging Growth Fund...........................................20
   Strong Value Fund..........................................................20
   Asset-Backed Debt Obligations..............................................21
   Borrowing..................................................................22
   Cash Management............................................................22
   Convertible Securities.....................................................22
   Debt Obligations...........................................................23
   Depositary Receipts........................................................23
   Derivative Instruments.....................................................24
   Energy Companies...........................................................34
   Exchange-Traded Funds......................................................34
   Foreign Investment Companies...............................................34

   Foreign Risk...............................................................33

   Governmental/Municipal Obligations.........................................36
   High-Yield (High-Risk) Securities..........................................37
   Illiquid Securities........................................................39
   Inflation-Indexed Securities...............................................40
   Lending of Portfolio Securities............................................40
   Mortgage-Backed Debt Securities............................................41
   Preferred Stock............................................................42
   Repurchase Agreements......................................................42
   Reverse Repurchase Agreements and Mortgage Dollar Rolls....................43
   Sector Concentration.......................................................41
   Short Sales................................................................44

   Small and Medium Companies.................................................44
   Sovereign Debt.............................................................44
   Standby Commitments........................................................46
   Technology Companies.......................................................46
   Temporary Defensive Position...............................................47
   U.S. Government Securities.................................................47
   Variable- or Floating-Rate Securities......................................47
   Warrants...................................................................48
   When-Issued and Delayed-Delivery Securities................................49
   Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities.......................49
DIRECTORS AND OFFICERS........................................................50
PRINCIPAL SHAREHOLDERS........................................................56
INVESTMENT ADVISOR............................................................65
INVESTMENT SUBADVISOR.........................................................75
   Dividend Income Fund.......................................................75


   Energy Fund................................................................77
   U.S. Emerging Growth Fund..................................................78
   Value Fund.................................................................79
ADMINISTRATOR.................................................................81
DISTRIBUTOR...................................................................89
DISTRIBUTION PLAN.............................................................89
PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................92
CUSTODIAN....................................................................101
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT.................................102
TAXES........................................................................107
DETERMINATION OF NET ASSET VALUE.............................................111
ADDITIONAL SHAREHOLDER INFORMATION...........................................112
ORGANIZATION.................................................................116
SHAREHOLDER MEETINGS.........................................................119


INDEPENDENT AUDITORS.........................................................122


LEGAL COUNSEL................................................................122
FINANCIAL STATEMENTS.........................................................123
APPENDIX A - DEFINITION OF CREDIT RATINGS....................................124
APPENDIX B - ASSET COMPOSITION BY CREDIT RATINGS.............................131
APPENDIX C - SHARE CLASSES...................................................132

No person has been authorized to give any information or to make any representations other than those contained in this SAI and its corresponding prospectus and, if given or made, such information or representations may not be relied upon as having been authorized. This SAI does not constitute an offer to sell securities.

                             INVESTMENT RESTRICTIONS

The following section applies to each Fund, except the Multi Cap Value Fund. Fundamental Investment Limitations

The following are the Fund's fundamental investment limitations that, along with the Fund's investment objectives (which are described in the prospectus), cannot be changed without shareholder approval. To obtain approval, a majority of the Fund's outstanding voting securities must vote for the change. A majority of the Fund's outstanding voting securities means the vote of the lesser of: (1) 67% or more of the voting securities present, if more than 50% of the outstanding voting securities are present or represented, or (2) more than 50% of the outstanding voting securities.

Unless indicated otherwise below, the Fund:

1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. May (a) borrow money from banks and (b) make other investments or engage in other transactions permissible under the Investment Company Act of 1940, as amended ("1940 Act") that may involve a borrowing, provided that the combination of (a) and (b) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from the other Strong Funds or other persons to the extent permitted by applicable law.

3.   May not issue senior securities, except as permitted under the 1940 Act.

4. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended ("Securities Act"), in connection with the purchase and sale of portfolio securities.

5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

6. May not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through (1) purchases of debt securities or other debt instruments or (2) engaging in repurchase agreements.

7. May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers the principal business activities of which are in the same industry.

8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

9. May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Fund.

With respect to the Dow 30 Value Fund and the Growth 20 Fund, Fundamental Investment Limitation No. 1 does not apply because the Funds are nondiversified.

"Industry" classifications under Fundamental Investment Limitation No. 7 are based on the O'Neil Composite, as amended, or such comparable published classification as the Advisor shall select.

Fundamental Investment Limitation No. 7 applies to the Energy Fund, except that, under normal market conditions, the Fund will invest more than 25% of its total assets in the securities of issuers in the energy and natural resources industry.

Fundamental Investment Limitation No. 7 applies to the Technology 100 Fund, except that, under normal conditions, the Technology 100 Fund will invest more than 25% of its total assets in the securities of companies engaged in producing, developing, selling, using, or distributing technology products or services.

The following section applies to the Multi Cap Value Fund only.
Fundamental Investment Limitations

The following are the Fund's fundamental investment limitations which, along with the Fund's investment objectives (which are described in the prospectus), cannot be changed without shareholder approval. To obtain approval, a majority of the Fund's outstanding voting securities must vote for the change. A majority of the Fund's outstanding voting securities means the vote of the lesser of: (1) 67% or more of the voting securities present, if more than 50% of the outstanding voting securities are present or represented, or (2) more than 50% of the outstanding voting shares.

Unless indicated otherwise below, the Fund may not:

1. Purchase securities on margin, participate in a joint-trading account (the bunching of securities transaction orders with orders of other accounts managed by the advisor not being considered participation in a joint-trading account for this purpose), sell securities short, act as an underwriter or distributor of securities other than shares of the Fund, lend money (except by purchasing publicly distributed debt securities or entering into repurchase agreements) or purchase or sell commodities, commodities futures or real estate (marketable securities of companies whose business involves the purchase or sale of real estate not being considered real estate for this purpose).

2. Borrow money or issue senior securities except for temporary bank borrowings (not in excess of 5% of the value of its total assets) for emergency or extraordinary purposes, or pledge, mortgage or hypothecate any of its assets to secure such borrowings to an extent greater than 10% of the value of the Fund's net assets.

3. Make investments for the purposes of exercising control or management of any company.

4. Purchase securities of any issuer (other than the United States or an instrumentality of the United States), if as a result of such purchase, the Fund would hold more than 10% of the voting securities of any class of such issuer or more than 5% of the Fund's total assets would be invested in securities of such issuer.

5. Concentrate more than 25% of the value of its total assets, exclusive of U.S. Government securities, in securities issued by companies primarily engaged in the same industry.

6. Enter into repurchase agreements with maturities of more than seven days or invest in securities for which there is no readily available market if, as a result thereof, such repurchase agreements and securities would constitute more than 10% of the value of the net assets of the Fund.

"Industry" classifications under Fundamental Investment Limitation No. 5 are based on the O'Neil Composite, as amended, or such other comparable published classification as the Advisor shall select.

The following section applies to each Fund, except the Multi Cap Value Fund. Non-Fundamental Operating Policies

The following are the Fund's non-fundamental operating policies, which may be changed by the Fund's Board of Directors without shareholder approval.

Unless indicated otherwise below, the Fund may not:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission ("SEC") or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3. Invest in illiquid securities if, as a result of such investment, more than 15% (10% with respect to a money fund) of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

5. Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions, and policies as the Fund.


6. Engage in futures or options on futures transactions that are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act.


7. Borrow money except (a) from banks or (b) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

8. Make any loans other than loans of portfolio securities, except through (a) purchases of debt securities or other debt instruments or (b) engaging in repurchase agreements.


9. Make changes to the investment policy requiring a Fund with a name suggesting a focus on a particular type of investment, industry, country, or geographic region to invest, under normal conditions, a minimum percentage of the Fund's net assets, which for purposes of this policy includes borrowings for investment purposes, in that respective investment, industry, country, or geographic region without first giving 60 days' advance notice to the Fund's shareholders.



Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in the Fund's assets (e.g., due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction. However, if at any time, the Fund should fail to meet the 33 1/3% limitation in Fundamental Investment Limitation No. 2, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet the limitation. Maintenance of this percentage limitation may result in the sale of portfolio securities by the Fund at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.



Non-Fundamental Policy No. 9 applies only to the, Asia Pacific Fund, Blue Chip Fund, Dow 30 Value Fund, Energy Fund, Large Cap Core Fund, Large Cap Growth Fund, Large Company Growth Fund, Mid Cap Disciplined Fund, Overseas Fund, Small Company Value Fund, Small/Mid Cap Value Fund, Technology 100 Fund, and U.S. Emerging Growth Fund.

The following section applies to the Multi Cap Value Fund only.
Non-Fundamental Operating Policies

The following are the Fund's non-fundamental operating policies, which may be changed by the Fund's Board of Directors without shareholder approval.

Unless indicated otherwise below, the Fund may not:


1. Invest in the securities of a foreign issuer or depositary receipts for such securities, if at the time of acquisition more than 30% of the value of the Fund's assets would be invested in such securities. (The Fund is permitted to invest up to 30% of its assets in securities of foreign issuers or depositary receipts which are traded in a U.S. market or available through a U.S. broker or dealer, regardless of whether such securities or depositary receipts are traded in U.S. dollars.)


2. Purchase securities of other investment companies, except on the open market where no commission or profit results other than the broker's commission, or as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund.

3. Purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933.

4. Loan portfolio securities except where collateral values are continuously maintained at no less than 100% by "marking to market" daily and the practice is fair, just and equitable.

5. Transactions in options shall not be deemed to constitute purchasing securities on margin or selling securities short for purposes of the Fund's fundamental investment restrictions.

6. Make changes to the investment policy requiring a fund with a name suggesting a focus on a particular type of investment, industry, country, or geographic region to invest, under normal conditions, at a minimum percentage of the Fund's net assets, which for purposes of this policy includes borrowing for investment purposes, in that respective investment, industry, country, or geographic region without first giving 60-days advance notice to the Fund's shareholders.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in the Fund's assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction.

                               COMPARING THE FUNDS

                            Anticipated
                               Equity     Maximum Debt    Foreign Securities
Fund                          Exposure   Exposure/(1)/         Exposure
------------------------------------------------------------------------------

Asia Pacific Fund             80-100%               20%         80-100%
Balanced Fund                  30-70%               70%           0-25%
Blue Chip Fund                80-100%               20%  See investment policy
Discovery Fund                 0-100%              100%           0-25%
Dividend Income Fund          80-100%               20%           0-30%
Dow 30 Value Fund             80-100%               20%              0%
Endeavor Fund                 65-100%               35%           0-25%
Energy Fund                   80-100%               20%           0-25%
Enterprise Fund               80-100%               20%           0-25%
Growth Fund                   65-100%               35%           0-25%
Growth 20 Fund                65-100%               35%           0-25%
Growth and Income Fund        65-100%               35%           0-25%
Large Cap Core Fund           80-100%               20%           0-25%
Large Cap Growth Fund         80-100%               20%           0-25%
Large Company Growth Fund     80-100%               20%           0-25%
Mid Cap Disciplined Fund      80-100%               20%           0-25%
Multi Cap Value Fund          80-100%               20%           0-30%
Opportunity Fund              70-100%               30%           0-25%
Overseas Fund                 80-100%               20%         80-100%
Small Company Value Fund      80-100%               20%           0-25%
Small/Mid Cap Value Fund      80-100%               20%           0-30%
Strategic Value Fund          65-100%               35%           0-25%
Technology 100 Fund           80-100%               20%           0-25%
U. S. Emerging Growth Fund    80-100%               20%           0-20%
Value Fund                    65-100%               35%           0-15%

------------------------------------------------------------------------------

/(1)/ Strong Capital Management, Inc. (the "Advisor") may invest up to 100% of each Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or, except for the Dow 30 Value Fund, foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.

                       INVESTMENT POLICIES AND TECHNIQUES




Strong Asia Pacific Fund

.. Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, that are issued by companies incorporated in Asia or the Pacific Basin (excluding the U.S.).
.. The Fund may invest up to 20% of its net assets in equity or debt securities of issuers located outside the Asia and the Pacific Basin region, including the U.S.
..  The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
.. The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.

Strong Balanced Fund

.. Under normal conditions, the Fund's net assets will be allocated according to a benchmark of 30%-70% equities and 30%-70% bonds. Equity securities in which the Fund may invest include common stocks, preferred stocks, and securities that are convertible into common stocks, such as warrants and convertible bonds.
..  The Fund may invest up to 35% of its net assets in non-investment-grade debt obligations.
.. The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
.. The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.

Strong Blue Chip Fund


.. Under normal conditions, the Fund will invest at least 80% of its net assets in companies whose stock is included in the Russell Top 200 Growth Index or companies with a similar capitalization at the time of investment. (collectively, "Blue Chip Companies").
..  Generally, the Fund will not have a position in any company greater than 5%
   of the Fund's net assets.
.. The Fund may invest up to 20% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.
.. The Fund typically maintains representation in as many market sectors as possible, but may concentrate in any sectors represented by the Blue Chip Companies.
.. The Fund may invest in dollar-denominated foreign securities to the extent that they are issued by Blue Chip Companies.

.. The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.

Strong Discovery Fund


.. The Fund may invest up to 100% of its assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds.
.. The Fund may also invest up to 100% of its assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.
..  The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
.. The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
.. The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.


Strong Dividend Income Fund


.. Under normal conditions, the Fund will invest at least 80% of its total assets in large- and medium-capitalization, dividend paying, common stocks. Large-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the S&P 500 Composite Stock Price Index at the time of investment. Medium-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the Russell Midcap(R) Index at the time of investment.
.. Up to 20% of the Fund's total assets may be invested in any type of security, including debt obligations and other equity securities such as preferred stocks and securities convertible into common stocks (e.g., warrants and convertible bonds).
..  Up to 5% of the Fund's net assets may be invested in non-investment-grade debt securities.
.. The Fund may invest up to 30% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
..  W.H. Reaves & Co., Inc. ("Reaves"), the Fund's subadvisor, may invest up to
   100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if Reaves determines that a temporary defensive position is advisable.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.

Strong Dow 30 Value Fund

.. With approximately 50% of the Fund's net assets, the Fund will maintain price-weighted positions in each of the 30 Dow Jones Industrial Average
   (DJIA) companies' securities. In this way, this portion of the Fund's portfolio will seek to approximate the price-weighted total return of these companies.
.. In addition, the Fund will invest between 30% and 50% of its net assets in certain securities of the DJIA using valuation measures that help identify those stocks in the DJIA that appear to offer the greatest potential for gains. These valuation measures include dividend yields, price/earnings (P/E) ratios, cash flows, discounted cash flows, value of discounted dividends, P/E ratios to growth rates, earnings momentum, and earnings revisions.
..  The Fund will invest up to 20% of its net assets in cash and short-term, investment-grade fixed income securities.
.. The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, or the U.S. Government) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.

Strong Endeavor Fund

.. Under normal conditions, the Fund will invest at least 65% of its total assets in equity securities, including common stocks and securities that are convertible into common stocks, such as warrants and convertible bonds of companies of any size.
.. The Fund may invest up to 35% of its net assets in intermediate- to long-term corporate or U.S. Government bonds, preferred stocks, and securities that are convertible into preferred stocks, such as warrants and convertible bonds.
.. The Fund may invest up to 5% of its net assets in non-investment-grade bonds, preferred stocks, and securities convertible into preferred stocks (e.g., rated BB or lower by Standard & Poor's).
.. The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
.. The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.

Strong Energy Fund

.. Under normal conditions, the Fund will invest at least 80% of its net assets in the equity securities of energy companies. The Fund intends to focus on mid- and large-cap stocks that pay current dividends and offer potential growth of earnings. Equity securities in which the Fund may invest include common stocks, preferred stocks, and securities that are convertible into common stocks, such as warrants and convertible bonds.
.. Energy companies include companies that, at the time of investment, Scarborough Investment Advisers, LLC ("Scarborough"), the Fund's subadvisor, believes have at least 50% of (1) assets that relate to, or (2) revenues or profits that are derived from the discovery, development, production, refinement, generation, transmission, transportation, measurement, or distribution of energy, the development and contribution of technologies and processing services for the production, control, or efficient use of energy, the furnishing of related supplies or services, research, experimentation, and marketing related to energy and the solution of energy problems. Such companies may also own or control oil, gas, or other mineral leases (which may or may not produce recoverable energy resources), rights, or royalty interests, and/or provide services or supplies related to energy companies such as drilling, well servicing, chemicals, parts, and equipment.
.. Energy sources include, but are not limited to, oil, natural gas, electricity, coal, nuclear power, and renewable energy sources, such as wind, solar, and geothermal. As new sources of energy are developed and current methods of exploiting and developing energy are advanced, then companies in these new areas will also be considered for investment by the Fund.
..  Up to 20% of the Fund's net assets may be invested in any type of security, including debt obligations.
..  The Fund may invest up to 5% of its net assets in non-investment-grade debt securities.
.. The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
.. Scarborough may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if Scarborough determines that a temporary defensive position is advisable.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.

Strong Enterprise Fund

.. Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds. Although the Fund will primarily invest in the equity securities of small- and mid-size companies, it may invest in companies of any capitalization range.
.. The Fund may invest up to 20% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.
..  The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
.. The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
.. The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.

Strong Growth Fund


.. Under normal conditions, the Fund will invest at least 65% of its total assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds.
.. The Fund may invest up to 35% of its total assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.
..  The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
.. The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.

.. The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.

Strong Growth 20 Fund


.. Under normal conditions, the Fund will invest at least 65% of its total assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds.

.. The Fund may invest up to 35% of its total assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.
..  The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
.. The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
.. The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.

Strong Growth and Income Fund

.. Under normal conditions, the Fund will invest at least 65% of its net assets in equity securities. The Fund intends to focus on the stocks of large-capitalization, dividend-paying U.S. companies that offer the potential for capital growth. At times, however, the Fund may invest in equity securities that are not currently paying dividends, but offer prospects for either capital growth or future income. Equity securities include common stocks, preferred stocks, and securities that are convertible into common stocks, such as warrants and convertible bonds.
.. The Fund may invest up to 35% of its net assets in intermediate- to long-term corporate or U.S. Government debt obligations.

.. The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.

.. The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
.. The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.

Strong Large Cap Core Fund

.. Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, of large-capitalization companies, which, for the purposes of this Fund, are those companies with a market capitalization substantially similar to that of companies in the S&P 500 Composite Stock Price Index at the time of investment. The Fund may also invest in medium-capitalization companies.
.. The Fund may invest up to 20% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.
..  The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
.. The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
.. The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.

Strong Large Cap Growth Fund

.. Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities including common stocks, preferred stocks, and securities that are convertible into common stocks, such as warrants and convertible bonds, of large-capitalization companies, which, for the purposes of this Fund, are those companies with a market capitalization substantially similar to that of companies in the S&P 500 Composite Stock Price Index at the time of investment.

.. The Fund may invest up to 20% of its net assets in intermediate- to long-term corporate or U.S. Government bonds.

.. The Fund may invest up to 5% of its net assets in non-investment-grade bonds. .. The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
.. The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.

Strong Large Company Growth Fund

.. Under normal conditions, the Fund will invest at least 80% of its net assets in securities of approximately 50 large-capitalization companies, which, for purposes of this Fund, are those companies with a market capitalization substantially similar to that of companies in the S&P 500 Composite Stock Price Index at the time of investment.
.. Under normal conditions, at least 60% of the Fund's net assets will be invested in income-producing equity securities, consisting of common and preferred stocks and securities convertible into common stock (e.g., convertible bonds and convertible preferred stocks).
.. The Fund may invest up to 20% of its net assets in debt obligations, including corporate bonds, notes, rights and warrants, as well as short-term obligations.

.. The Fund may invest up to 15% of its net assets in non-investment-grade convertible debt obligations rated as low as C, or the equivalent, by a nationally recognized rating agency (i.e., junk bonds).
.. The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
..  The Fund expects to remain within 5% of the sector allocation proportions in the Russell 1000 Growth Index on a weekly basis.
.. The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.

Strong Mid Cap Disciplined Fund


.. Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, of medium-capitalization companies, which, for the purposes of this Fund, are those companies with a market capitalization substantially similar to that of companies in the Russell Midcap(R) Index at the time of the Fund's investment. In general, medium-capitalization companies often involve greater risks than investments in larger, established companies.

.. The Fund may, however, invest up to 20% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.
..  The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
.. The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
.. The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.

Strong Multi Cap Value Fund

.. Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds.


.. The Fund may, however, invest up to 20% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.
..  The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
.. The Fund may invest up to 30% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
..  The Fund may invest up to 30% of its net assets in options.
.. The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.

Strong Opportunity Fund


.. Under normal conditions, the Fund will invest at least 70% of its net assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds.
.. The Fund may, however, invest up to 30% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.
..  The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
.. The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
.. The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.


Strong Overseas Fund


.. Under normal conditions, the Fund will invest at least 80% of its net assets in foreign equity securities, which may include stocks from emerging markets, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, that are issued by companies whose principal headquarters are incorporated outside the U.S.

..  The Fund may invest up to 20% of its net assets in debt obligations, including debt obligations of U.S. issuers or foreign-government entities.
..  The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
.. The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.

Strong Small Company Value Fund


.. Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, of small-capitalization companies. For the purposes of this Fund, small-capitalization companies are those companies with a market capitalization substantially similar to that of companies in the Russell 2500(TM) Index at the time of the Fund's investment.
.. The Fund may invest up to 20% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.
..  The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
.. The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.

.. The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.


Strong Small/Mid Cap Value Fund


.. Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, of small-, medium-, and large-capitalization companies.
.. The Fund may invest up to 20% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.
..  The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
.. The Fund may invest up to 30% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
.. The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.


Strong Strategic Value Fund

.. Under normal conditions, the Fund will invest at least 65% of its net assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds.
.. The Fund may invest up to 35% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.
..  The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
.. The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
.. The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.

Strong Technology 100 Fund

.. Under normal conditions, the Fund will invest at least 80% of its net assets in 75 to 125 stocks of companies of any size that derive at least 50% of their revenues, expenses, or profits from producing, developing, selling, using, or distributing technology products or services.
.. The Fund may invest up to 20% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.
.. The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.

.. The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.

.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.

Strong U.S. Emerging Growth Fund

.. Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities of U.S. issuers that Next Century Growth Investors, LLC ("Next Century"), the Fund's subadvisor, believes have relatively strong long-term growth potential in revenues and profitability, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds.
.. The Fund may invest up to 20% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.
..  The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
.. The Fund may invest up to 20% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
.. Next Century may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if Next Century determines that a temporary defensive position is advisable.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.

Strong Value Fund


.. Under normal conditions, the Fund will invest at least 65% of its net assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds. Under normal conditions, the Fund expects to be fully invested in equities.
.. The Fund may, however, invest up to 35% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.
..  The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
.. The Fund may invest up to 15% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
.. Sloate, Weisman, Murray & Company, Inc. ("Sloate"), the Fund's subadvisor, may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S.

   Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if Sloate determines that a temporary defensive position is advisable.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.

Unless noted above otherwise, if the Fund adheres to a percentage restriction specified above at the time of investment, a later increase or decrease in the percentage resulting from a change in the Fund's assets (e.g., due to cash inflows and redemptions), in the market value of the investment, or in the pricing, liquidity, or rating of the investment will not constitute a violation of that percentage restriction.

Net assets is defined as net assets plus borrowings for investment purposes.


The following information supplements the discussion of each Fund's investment objectives, strategies, policies, techniques, and risks described in the prospectus and applies to each Fund, unless noted otherwise. Where relevant, references to Strong Capital Management, Inc., the Funds' Advisor, include the Subadvisor, unless noted otherwise.


Asset-Backed Debt Obligations

Asset-backed debt obligations represent direct or indirect participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk and bankruptcy of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities.

The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of asset-backed debt obligations differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on asset-backed debt obligations, usually monthly, and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if these debt obligations are purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if these debt obligations are purchased at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on debt obligations purchased at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.


While asset-backed securities may be issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing selective credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics that mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates that adjust as a specified benchmark changes) or scheduled amortization of principal.

Asset-backed securities backed by assets, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.

Borrowing

The following paragraphs apply to each Fund, except the Multi Cap Value Fund. The Fund may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements). However, the Fund may not purchase securities when its bank borrowings exceed 5% of the Fund's total assets. Presently, the Fund only intends to borrow from banks for temporary or emergency purposes.


The Fund has established a line-of-credit ("LOC") with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by the Fund within 60 days and is not extended or renewed. The Fund pays a commitment fee to the banks in order for the LOC to be available.



The following paragraph applies to the Multi Cap Value Fund only.
To the extent not inconsistent with its fundamental investment limitations, the Fund may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing. However, the Fund may only borrow money for temporary or emergency purposes not to exceed 5% of the Fund's total assets. The Fund has established a LOC with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by the Fund within 60 days and is not extended or renewed. The Fund pays a commitment fee to the banks for the LOC.


Cash Management

The Fund may invest directly in cash and short-term fixed-income securities, including, for this purpose, shares of one or more money market funds managed by the Advisor (collectively, the "Strong Money Funds"). The Advisor may receive advisory fees and its affiliate, Strong Investor Services, Inc., may receive administrative fees as to such investments in the Strong Money Funds from both the Fund and the Strong Money Funds. The Strong Money Funds seek current income, a stable share price of $1.00, and daily liquidity. All money market instruments can change in value when interest rates or an issuer's creditworthiness change dramatically. The Strong Money Funds cannot guarantee that they will always be able to maintain a stable net asset value of $1.00 per share.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

Debt Obligations

The Fund may invest a portion of its assets in debt obligations. Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call such securities during periods of falling interest rates and the Fund may have to replace such securities with lower yielding securities, which could result in a lower return for the Fund.

Price Volatility. The market value of debt obligations is affected primarily by changes in prevailing interest rates. The market value of a debt obligation generally reacts inversely to interest-rate changes, which means that, when prevailing interest rates decline, an obligation's price usually rises, and when prevailing interest rates rise, an obligation's price usually declines.

Maturity. In general, the longer the maturity of a debt obligation, the higher its yield but the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the lesser its sensitivity to changes in the interest rates and the greater the price stability. Commercial paper is generally considered the shortest maturity form of debt obligation.

Credit Quality. The value of debt obligations may also be affected by changes in the credit rating or financial condition of their issuers and obligors. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.

In conducting its credit research and analysis, the Advisor considers both qualitative and quantitative factors to evaluate the creditworthiness of individual issuers. The Advisor also relies, in part, on credit ratings compiled by a number of Nationally Recognized Statistical Rating Organizations ("NRSROs").

The following section applies to each Fund, except the Dow 30 Value Fund. Depositary Receipts

The Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in the European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of the Fund's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs and EDRs shall be treated as indirect foreign investments. For example, an ADR or EDR representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

A depositary may establish an unsponsored facility without participation by (or even necessarily the permission of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facility. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and there may not be a correlation between such information and the market value of the depositary receipts.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Derivative Instruments

In General. The Fund may use derivative instruments for any lawful purpose consistent with its investment objectives such as for hedging, managing risk, or obtaining market exposure. Derivative instruments are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities (commonly referred to as "underlying assets") or indexes.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter ("OTC") options (including options on forward and cap, floor, and collar swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.

An option is a contract in which the "holder" (the buyer) pays a certain amount ("premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative usually will receive fees or premiums, but generally is exposed to losses due to adverse changes in the value of the underlying asset or index.

A forward is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in market value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

Hedging. The Fund may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or are anticipated to be held in, its portfolio. Derivatives may also be used to "lock-in" realized but unrecognized gains in the value of its portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. To the extent that a hedge matures prior to or after the disposition of the investment subject to the hedge, any gain or loss on the hedge will be realized earlier or later than any offsetting gain or loss on the hedged investment.


Managing Risk/Market Exposure. The Fund may also use derivative instruments to manage the risks of its portfolio. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations in its portfolio, establishing a position in the derivatives markets as a substitute for buying, selling, or holding certain securities, or creating or altering exposure to certain types of investments (e.g., equity, debt, foreign securities, and floating-rate debt securities) or to certain commodities whose prices are related to certain securities in which the Fund may invest. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than "traditional" securities (i.e., stocks or bonds) would.



Exchange-Traded and OTC Derivatives. Derivative instruments may be exchange-traded or traded in OTC transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange. Exchange contracts are generally very liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. On the other hand, OTC derivative transactions are not traded on established exchanges and are not guaranteed by the creditworthiness of any exchange. Consequently, OTC derivative transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument. OTC derivative transactions, are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.



Risks. The use of derivative instruments involves risks as described below. Risks pertaining to particular derivative instruments are described in the sections that follow.



(1) Market Risk. The primary risk of derivatives is the same as the risk of the underlying assets, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the ability of the Advisor to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. The Advisor's decision to engage in a derivative instrument will reflect its judgment that the derivative transaction will provide value to the Fund and its shareholders, and is consistent with the Fund's objectives, investment limitations, and operating policies. In making such a judgment, the Advisor will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund's entire portfolio and investment objectives.


(2) Credit Risk. The Fund will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately negotiated or OTC derivative instruments, since generally a clearing agency, (which is the issuer or counterparty to each exchange-traded instrument), provides a guarantee of performance for exchange-traded derivatives. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses. The Fund will enter into transactions in derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract. In certain circumstances, the Advisor will obtain collateral for the Fund from the counterparty to minimize this credit risk.

(3) Correlation Risk. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the instruments and the position hedged. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and the associated hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these derivative instruments are traded. The effectiveness of hedges using derivative instruments based on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

(4) Liquidity Risk. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, terminated early, or replaced quickly at or very close to its market value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements or by the derivative instrument to maintain assets as "cover," maintain segregated accounts, designate assets on its books and records, post collateral and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets, accounts, collateral or make such payments until the position expired, matured, or was closed out. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends, in part, on the existence of a liquid secondary market for such derivative instruments or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

(5) Legal Risk. Legal risk is the risk of loss caused by the legal unenforceability of a party's obligations under the derivative instrument. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative instruments.

(6) Systemic or "Interconnection" Risk. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, which creates a large interdependent web of financial obligations. This interdependence raises the possibility that a default by one large dealer could create losses at other dealers and destabilize the entire market for OTC derivative instruments.

General Limitations. The use of derivative instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission ("CFTC"), and various state regulatory authorities. In addition, the Fund's ability to use derivative instruments may be limited by certain tax considerations.


The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 under the Commodity Exchange Act ("CEA") and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.



Leveraged Derivative Transactions. The SEC has identified certain trading practices involving derivative instruments that have the potential for leveraging the Fund's assets in a manner that raises senior security issues, as defined under the 1940 Act. In order to avoid creating a senior security and to limit the potential problems for leveraging of the Fund's assets when the Fund invests in derivatives, the SEC has stated that the Fund may use coverage or designation of the Fund's liquid assets. To the extent required by SEC guidelines, the Fund will not enter into any such leveraging derivative transactions unless it owns either: (1) an offsetting ("covered") position in securities, options, futures, or derivative instruments; or (2) cash or liquid securities positions with a value sufficient at all times to cover its potential obligations to the counterparty to the extent that the position is not "covered". Assets designated on the Fund's records cannot be sold while the related derivative position is open unless they are replaced with similar assets, and such designated assets may be deemed illiquid. As a result, the designation of a large portion of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

In some cases, the Fund may be required to maintain or limit exposure to a specified percentage of its assets to a particular asset class. In such cases, when the Fund uses a derivative instrument to increase or decrease exposure to an asset class and is required by applicable SEC guidelines to designate liquid assets on its books and records to secure its obligations under such derivative instruments, the Advisor may, where reasonable in light of the circumstances, measure compliance with the applicable percentage by reference to the nature of the economic exposure created through the use of the derivative instrument and not by reference to the nature of the exposure arising from the liquid assets designated on the Fund's books and records (unless another interpretation is specified by applicable regulatory requirements).

Options. The Fund may use options for any lawful purpose consistent with its investment objective such as hedging or managing risk. An option is a contract in which the "holder" (the buyer) pays a certain amount ("premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price ("strike price" or "exercise price") at or before a certain time ("expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to adverse changes in the value of the underlying asset. The Fund may buy (hold) or write (sell) put and call options on assets, such as securities, currencies, financial commodities, and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Fund may include European, American, and Bermuda style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option. If it is exercisable only at certain times, it is a "Bermuda" option.

The Fund may hold (buy) and write (sell) put and call options on underlying assets and enter into closing transactions with respect to such options to terminate an existing position. The purchase of a call option serves as a long hedge, and the purchase of a put option serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Fund would be considered illiquid to the extent described under "Investment Policies and Techniques -- Illiquid Securities." Writing put options serves as a limited long hedge because decreases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and the other party to the transaction ("counterparty") (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration. If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

The Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market represented by the relevant market index.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of the attempted hedging.

Spread Option Transactions. The Fund may use spread transactions for any lawful purpose consistent with its investment objective such as hedging or managing risk. The Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads (i.e., the yield spread between high quality and lower quality securities). Such protection is only provided during the life of the spread option.

Futures Contracts. The Fund may use futures contracts for any lawful purpose consistent with its investment objective such as hedging or managing risk. The Fund may enter into futures contracts, including, but not limited to, interest rate futures and index futures. The Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund may also purchase and sell interest rate futures contracts on a short-term trading basis as a means of managing the duration of and interest rate exposure of the Fund. The Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when the Advisor believes it is more advantageous to the Fund than purchasing the futures contract.

To the extent required by regulatory authorities, the Fund only enters into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the CEA by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to reduce the Fund's exposure to market or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through the use of futures contracts.

An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

No price is paid by the Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash and/or other appropriate liquid assets in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to designate liquid assets on its books and records.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

Single-stock futures are futures traded on individual stocks. When buying or selling single-stock futures, the Fund is obligated to fulfill the terms of the contract upon expiration, unless it offsets the position before then. Single-stock futures carry higher margin requirements than regular futures contracts. Trading single-stock futures also involves the risk of losing more than the Fund's initial investment.

Foreign Currency Derivatives. The Fund may purchase and sell foreign currency on a spot basis, and may use currency-related derivatives instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (i.e., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into). The Fund may use these instruments for hedging or any other lawful purpose consistent with the Fund's investment objective, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging, and position hedging. The Fund's use of currency-related derivative instruments will be directly related to the Fund's current or anticipated portfolio securities, and the Fund may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on its investment portfolio. In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.

For example, the Fund might use currency-related derivative instruments to "lock in" a U.S. dollar price for a portfolio investment, thereby enabling the Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. The Fund also might use currency-related derivative instruments when the Advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by the Fund. Furthermore, currency-related derivative instruments may be used for short hedges - for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

In addition, the Fund may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where the Advisor believes that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the Fund against the expected decline in the foreign currency exposure sold. For example, if the Fund owns securities denominated in a foreign currency and the Advisor believes that currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that the Advisor believes would better protect the Fund against the decline in the first security than would a U.S. dollar exposure. Hedging transactions that use two foreign currencies are sometimes referred to as "cross hedges." The effective use of currency-related derivative instruments by the Fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

The Fund also might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using currency-related derivative instruments on another foreign currency or a basket of currencies, the values of which the Advisor believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The use of currency-related derivative instruments by the Fund involves a number of risks. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

When the Fund engages in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, the Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund. The Fund will enter into transactions in currency-related derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract.

Purchasers and sellers of currency-related derivative instruments may enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract (or any other currency-related derivative instrument) at a time and price favorable to the Fund. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In the case of an exchange-traded instrument, the Fund will be able to close the position out only on an exchange that provides a market for the instruments. The ability to establish and close out positions on an exchange is subject to the maintenance of a liquid market, and there can be no assurance that a liquid market will exist for any instrument at any specific time. In the case of a privately negotiated instrument, the Fund will be able to realize the value of the instrument only by entering into a closing transaction with the issuer or finding a third party buyer for the instrument. While the Fund will enter into privately negotiated transactions only with entities that are expected to be capable of entering into a closing transaction, there can be no assurance that the Fund will in fact be able to enter into such closing transactions.

The precise matching of currency-related derivative instrument amounts and the value of the portfolio securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the currency-related derivative instrument position has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain.

Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, the Fund will normally purchase or sell OTC options on foreign currency only when the Advisor reasonably believes a liquid secondary market will exist for a particular option at any specific time.

There will be a cost to the Fund of engaging in transactions in currency-related derivative instruments that will vary with factors such as the contract or currency involved, the length of the contract period, and the market conditions then prevailing. The Fund using these instruments may have to pay a fee or commission or, in cases where the instruments are entered into on a principal basis, foreign exchange dealers or other counterparties will realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, for example, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

When required by the SEC guidelines, the Fund will designate liquid assets on its books and records to cover potential obligations under currency-related derivative instruments. To the extent the Fund's assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of the Fund's assets is so set aside, this could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


The Advisor's decision to engage in a transaction in a particular currency-related derivative instrument will reflect the Advisor's judgment that the transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objectives and policies. In making such a judgment, the Advisor will analyze the benefits and risks of the transaction and weigh them in the context of the Fund's entire portfolio and objectives. The effectiveness of any transaction in a currency-related derivative instrument is dependent on a variety of factors, including the Advisor's skill in analyzing and predicting currency values and upon a correlation between price movements of the currency instrument and the underlying security. There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund's use of currency-related derivative instruments is always subject to the risk that the currency in question could be devalued by the foreign government. In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by the Fund.


The Fund's dealing in currency-related derivative instruments will generally be limited to the transactions described above. However, the Fund reserves the right to use currency-related derivative instruments for different purposes and under different circumstances. Of course, the Fund is not required to use currency-related derivative instruments and will not do so unless deemed appropriate by the Advisor. It also should be realized that use of these instruments does not eliminate, or protect against, price movements in the Fund's securities that are attributable to other (i.e., non-currency related) causes. Moreover, while the use of currency-related derivative instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain that may result from an increase in the value of that currency.


"Swap" Derivative Transactions. The Fund may enter into interest rate, credit default, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with the Fund's investment objective, such as for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount" (i.e., the amount or value of the underlying asset used in computing the particular interest rate, return, or other amount to be exchanged) in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;" (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and (iii) interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or "collar" amounts.

The "notional amount" of the swap agreement is the agreed upon amount or value of the underlying asset used for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, the Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative notional values of the positions held by each party to the agreement ("net amount") and not the notional amount differences themselves. The Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating liquid assets on the Fund's books and records.

Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments and the changes in the future values, indices, or rates covered by the swap agreement. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that the Advisor reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986 ("IRC") may limit the Fund's ability to use swap agreements. The swaps market is largely unregulated.


Credit Derivatives. Credit derivatives are a form of derivative that are divided into two basic types, credit default swaps and total return swaps, and are usually governed by the standard ISDA Master Agreement terms and conditions. A credit default swap involves a protection buyer and a protection seller. The Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities. A total return swap involves a total return receiver and a total return payor. The Fund may either be a total return receiver or payor. Generally, the total return payor sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e., credit risk) in return for a periodic payment from the total return receiver based on designated index (e.g., LIBOR) and spread plus the amount of any price depreciation on the reference security or asset. The total return payor does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates. Another type of credit derivative is the credit-linked notes and other forms of debt obligations with an embedded credit default swap component. In this type of credit derivative, payments of principal and interest are linked to the performance of one or more reference debt securities or assets. In all of these credit derivative transactions, the same general risks of derivative transactions are present, but they offer greater risks of imperfect correlation between the performance and price of the underlying reference security or asset, and the general performance of the designated interest rate or index which is the basis for the periodic payment. If the Fund writes a credit default swap, it receives a premium up front but the Fund's exposure under the credit default swap is a form of leverage and will be subject to the restrictions on leveraged derivatives discussed above.


Additional Derivative Instruments and Strategies. In addition to the derivative instruments and strategies described above and in the prospectus, the Advisor expects to use additional derivative instruments and to employ other hedging or risk management techniques using derivatives. The Advisor may utilize these new derivative instruments and techniques to the extent that they are consistent with the Fund's investment objective and permitted by the Fund's investment limitations, operating policies, and applicable regulatory authorities.

The following section applies to the Energy Fund only.
Energy Companies

The Energy Fund will invest in the equity securities of energy companies. Energy companies are generally defined as companies in the conventional areas of oil, gas, electricity, and coal, as well as those involved in alternative sources of energy, such as nuclear, geothermal, shale, and solar power. The business activities of energy companies may include production, generation, refining, transmission, transportation, trading, marketing, control, or measurement of energy or energy fuels; providing component parts or services to companies engaged in these energy activities; energy research or experimentation; and environmental activities related to the solution of energy problems, such as energy conservation and pollution control. In addition, the Energy Fund may invest in companies involved in the discovery and development of energy, or companies that own or control oil, gas, or other mineral leases, rights, or royalty interests. The Energy Fund may also invest in companies that develop and contribute technologies and processing services for the production or efficient use of energy, or that provide services or supplies related to energy companies such as drilling, well servicing, chemicals, parts, and equipment.

To the extent the Energy Fund invests in energy companies, the Fund's performance will depend in part on conditions in the field of energy. The securities of these companies are subject to changes in value and dividend yield that depend to a large extent on the price and supply of energy fuels. Swift price and supply fluctuations of energy fuels may be caused by events relating to international politics, energy conservation, the success of exploration projects, currency exchange rate fluctuations, and tax and other regulatory policies of various governments.

Exchange-Traded Funds


Exchange-traded funds ("ETF") represent shares of ownership in mutual funds or unit investment trusts ("UIT") that hold portfolios of securities that closely track the performance and dividend yield of specific domestic or foreign market indices. An index-based ETF seeks to track the performance of a particular index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Unlike typical open-end mutual funds or UITs, ETFs do not sell or redeem their individual shares at net asset value ("NAV"). Instead, ETFs sell and redeem their shares at NAV only in large blocks (such as 50,000 shares). In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. ETFs therefore possess characteristics of traditional open-end mutual funds and UITs, which issue redeemable shares, and of closed-end mutual funds, which generally issue shares that trade at negotiated prices on national securities exchanges and are not redeemable.


The following section applies to each Fund, except the Dow 30 Value Fund. Foreign Investment Companies

The Fund may invest, to a limited extent, in foreign investment companies. Some of the countries in which the Fund invests may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government approved or authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Fund to invest in a foreign investment company in a country that permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, the Fund may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. The Fund does not intend to invest in such investment companies unless, in the judgment of the Advisor, the potential benefits of such investments justify the payment of any associated fees and expenses.

The following section applies to each Fund, except the Dow 30 Value Fund. Foreign Risks

Foreign securities are securities issued by a foreign government or securities issued by a company incorporated in a foreign country. Investing in foreign securities involves certain risks not present in investing in U.S. securities, and many of these risks are discussed below. For example, many of the foreign securities held by the Fund will not be registered with the SEC, nor will the foreign issuers be subject to SEC reporting requirements. Accordingly, the Fund has the risk of obtaining less publicly available information concerning these foreign issuers and foreign securities than is available concerning U.S. issuers. In addition, the Fund has the risk that disclosure, reporting and regulatory standards for foreign issuers may be less stringent in certain foreign countries (especially emerging market countries) than in the U.S. and other major markets. There also may be a lower level of effective government regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations in these emerging markets may be extremely limited. Foreign companies, and in particular, companies in smaller and emerging capital markets, are not generally subject to the same uniform accounting, auditing and financial reporting standards as the U.S. and other developed countries. The Fund also has the risk that its net investment income and capital gains from its foreign investment activities may be subject to non-U.S. withholding taxes.



Foreign securities may be subject to the instability of foreign governments and/or their relationship with the U.S. government (including concerns over nationalization of U.S. assets); unilateral actions of the foreign government about payment of its own debt or restricting payments of foreign company debt; and unilateral actions of the U.S. government with respect to treaties, trade, capital flows, immigration, and taxation with that foreign country or affecting that foreign company.



The Fund's costs attributable to investing in foreign securities may be higher than those attributable to domestic investments and this is particularly true with respect to investments in emerging capital markets. For example, the Fund's cost of maintaining custody of its foreign securities usually exceeds its custodial costs for domestic securities and the Fund's transaction and settlement costs for foreign securities usually are higher than those attributable to domestic investing. The Fund's costs associated with the exchange of and hedging foreign currencies also make investing in foreign securities more expensive than domestic investments. The Fund's investment income on certain foreign securities may be subject to foreign withholding or other foreign taxes that could reduce the Fund's total return on its investments in foreign securities. Tax treaties between the U.S. and certain foreign countries, however, may reduce or eliminate the amount of foreign tax to which the Fund would be subject.



Foreign markets also have different clearance and settlement procedures. In certain foreign markets, there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult for the Fund to conduct or timely settle such transactions. Delays in foreign settlement could result in unexpected, temporary periods when the Fund's assets are uninvested and are earning no investment return. The Fund's inability to make and timely settle foreign security purchases due to settlement problems could cause the Fund to miss foreign investment opportunities. On the sell side, the Fund's inability to dispose of a foreign security due to settlement problems could result either in unexpected losses to the Fund (due to subsequent declines in the value of such foreign security) or, if the Fund is unable to deliver the foreign security to the purchaser, could result in the Fund's possible liability to the purchaser.



In addition, the Fund's investment in any security payable in a foreign currency is subject to the risk of changes in the value of the U.S. dollar versus the value of the foreign currency.



Non-foreign securities may also be directly or indirectly subject to foreign risks because of, for example, the issuer's affiliation with a foreign company or the multinational nature of the issuer's operations. The type and aggregate level of foreign risk can vary significantly between individual securities held by the Fund. A summary of certain common types of debt obligations affected by foreign risks is presented below:



Non-dollar Bonds (International Bonds). Foreign governments, U.S. and international agencies, and corporations may issue debt instruments with interest and/or principal payable in currencies other than the U.S. dollar. These types of debt instruments are usually known as "non-dollar bonds." For U.S.-based investors, these non-dollar bonds entail foreign currency risk as described above. While some foreign currencies tend to trade in a moderate range versus the U.S. dollar, other foreign currencies may exhibit dramatic and/or unexpected increases or decreases in value relative to the U.S. dollar. Freely floating foreign currencies have no limit on the degree of appreciation or depreciation they may experience. Even foreign currencies which are managed by foreign governments and central banks to track the value of the U.S. dollar or a "basket" of securities ("managed float" or "peg") can in fact gain or lose value in U.S. dollar terms. Such managed currency arrangements can break down at any time, resulting in significant U.S. dollar valuation swings for those non-dollar bonds paying in these foreign currencies. While the most common issuers of non-dollar bonds are domiciled outside the United States, U.S entities can choose to offer bonds payable in foreign currencies.

Yankee Bonds. "Yankee" bonds are debt instruments issued and/or registered in the United States by non-U.S. borrowers (also called "Yankee issuers") paying interest and principal in U.S. dollars. Yankee issuers may have significant operations or entire subsidiaries located in the United States, or they may have U.S. funding arms, but no U.S. business operations. U.S. holders of Yankee bonds are not directly subject to foreign currency risk, but exchange rate movements may have an indirect influence on the market price of Yankee bonds since they impact the financial condition of the Yankee issuer. For example, a Canadian-based company raising capital in the U.S. market by issuing Yankee bonds could face a change in its business results (and therefore its creditworthiness) due to a change in the value of the Canadian dollar versus the U.S. dollar. Yankee bonds may also be subject to foreign, political, legal, accounting, regulatory, and disclosure risks discussed above.



U.S. Subsidiary Bonds. A U.S. subsidiary bond is a debt instrument issued by a U.S. operating company which is owned, directly or indirectly, by a foreign company. Like Yankee bonds, U.S. subsidiary bonds are payable in U.S. dollars, and consequently avoid direct foreign currency risk for U.S. holders. However, as with Yankee bonds, the creditworthiness of the U.S. subsidiary issuing the bonds (and market value of the U.S. subsidiary's bonds) can be influenced by foreign currency movements and the other foreign risk factors noted above to the extent that the foreign parent company's business prospects are affected by such foreign risks.



U.S. Multi-National Bonds. A U.S. multi-national bond is a debt instrument issued in the U.S. by a subsidiary of a multi-national company (which multi-national company is domiciled in the United States). The issuing subsidiary could be domiciled in the U.S. or in a foreign country, and could be either an operating subsidiary or a funding vehicle for the multi-national parent company. A U.S. multi-national bond can be issued in U.S. dollars or other foreign currencies. If issued by the subsidiary company in a foreign currency, a U.S. Multinational bond embodies the same foreign currency risks described above for Non-Dollar bonds. If issued by the subsidiary in U.S. dollars, there is no direct foreign currency risk for U.S. investors, but indirect foreign currency risks affecting the multi-national operations of the parent company remain. Many U.S. multi-national companies derive a greater share of revenues and earnings from foreign activities than from U.S. operations. Consequently, financial results and the creditworthiness of these U.S. multi-national companies (and the market value of the debt instruments issued by their subsidiaries) can be affected (to a greater or lesser extent) by the foreign risk factors described above.



U.S. Dollar Foreign Bonds. U.S. dollar foreign bonds are debt instruments issued by foreign governments, supra-national foreign organizations, foreign subsidiaries of U.S. multinational companies, foreign corporations and offshore registered entities payable in U.S. dollars. Principal and interest on these bonds are payable in U.S. dollars, so there is no direct foreign currency risk for U.S. holders. However, indirect foreign currency risk and the other foreign risk factors may apply to the foreign issuers of these U.S. dollar foreign bonds, and affect the market value of these bonds. (Note: These foreign issuers of U.S. dollar foreign bonds may also have U.S. subsidiaries or U.S. parent that issue debt instruments themselves. Accordingly, it is not uncommon that one multi-national company may issue bonds both at its subsidiary level and at its parent level--and, depending if the issuer is a U.S. entity or a foreign entity, one bond could be categorized as a "foreign security" while the other bond categorized as a U.S. security).


Governmental/Municipal Obligations

In General. Municipal obligations are debt obligations issued by or on behalf of states, territories, and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies, and instrumentalities. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes. Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects. Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes, and municipal lease obligations. Municipal obligations also include additional obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board of the Fund determines that an investment in any such type of obligation is consistent with the Fund's investment objectives. Municipal obligations may be fully or partially backed by local government, the credit of a private issuer, current or anticipated revenues from a specific project or specific assets, or domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance.

Bonds and Notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.


Municipal Lease Obligations. Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities, such as vehicles, telecommunications and computer equipment, and other capital assets. The Fund may purchase these lease obligations directly, or it may purchase participation interests in such lease obligations. (See "Participation Interests" below.) States have different requirements for issuing municipal debt and issuing municipal leases. Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a "non-appropriation" clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes. Accordingly, such obligations are subject to "non-appropriation" risk. Municipal leases may be secured by the underlying capital asset, and it may be difficult to dispose of any such asset in the event of non-appropriation or other default.


Mortgage-Backed Bonds. The Fund's investments in municipal obligations may include mortgage-backed municipal obligations, which are a type of municipal security issued by a state, authority, or municipality to provide financing for residential housing mortgages to target groups, generally low-income individuals who are first-time home buyers. The Fund's interest, evidenced by such obligations, is an undivided interest in a pool of mortgages. Payments made on the underlying mortgages and passed through to the Fund will represent both regularly scheduled principal and interest payments. The Fund may also receive additional principal payments representing prepayments of the underlying mortgages. While a certain level of prepayments can be expected, regardless of the interest rate environment, it is anticipated that prepayment of the underlying mortgages will accelerate in periods of declining interest rates. In the event that the Fund receives principal prepayments in a declining interest-rate environment, its reinvestment of such funds may be in bonds with a lower yield.

Participation Interests. A participation interest gives the Fund an undivided interest in a municipal debt obligation in the proportion that the Fund's participation interest bears to the principal amount of the underlying obligation. These underlying obligations may have fixed, floating, or variable rates of interest. The Fund will only purchase participation interests if accompanied by an opinion of counsel that the interest earned on the underlying municipal obligations will be federal tax-exempt. If the Fund purchases unrated participation interests, the Board or its delegate must have determined that the credit risk is equivalent to the rated obligations in which the Fund may invest. Participation interests may be backed by a letter of credit or repurchase obligation of the selling institution. When determining whether such a participation interest meets the Fund's credit quality requirements, the Fund may look to the credit quality of any financial guarantor providing a letter of credit or guaranty.


Pass-Through Certificates. The Fund may also invest in pass-through certificates or securities issued by partnerships and grantor trusts. These securities allow the Fund to receive principal and interest payments on underlying obligations and such securities may have fixed, floating, or variable rates of interest. The pass-through certificates may be backed by a letter of credit, guarantee, or liquidity provider and, if the pass through certificate is intended to be a tax-exempt security, it is generally accompanied by an opinion of counsel that the interest on the pass-through certificates will be exempt from federal income tax. The Fund may only invest in these securities if they meet the Fund's credit-quality and eligibility requirements.


The following section applies to each Fund, except the Dow 30 Value and Technology 100 Funds.
High-Yield (High-Risk) Securities


In General. Non-investment grade debt obligations ("lower-quality securities") include (1) debt obligations rated between BB and C by Moody's Investors ("Moody's"), Standard & Poor's Ratings Group ("S&P"), and comparable ratings of other NRSROs; (2) commercial paper rated as low as C by S&P, Not Prime by Moody's, and comparable ratings of other NRSROs; and (3) unrated debt obligations of comparable credit-quality as determined by the Advisor. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy of the obligor. They are regarded as predominantly speculative and present a significant risk for loss of principal and interest. The special risk considerations in connection with investments in these securities are discussed below. Refer to Appendix A for a description of the NRSRO credit ratings.


Effect of Interest Rates. The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.



All fixed interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities may be unsecured and may be subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.


Decreased Fund Liquidity As previously stated, the value of a lower-quality or comparable unrated security will decrease in a rising interest rate market and accordingly, so will the Fund's net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount to its existing market value to meet redemptions. Any such redemption would force the Fund to sell the more liquid portion of its portfolio.




Prepayment Risk. Lower-quality and comparable unrated securities typically bear higher rates of interest than higher- and medium- quality securities, and generally contain redemption, call, or prepayment provisions that permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Fund.


Credit Ratings. Credit ratings issued by NRSROs are designed to evaluate the ability of obligors to make principal and interest payments on rated securities. They do not, however, evaluate the overall risk of owning lower-quality securities and, therefore, may not fully reflect the true risks of this type of investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated obligations will be more dependent on the Advisor's credit analysis than would be the case with investments in investment-grade debt obligations. The Advisor employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history, its industry, and the current trend of earnings. The Advisor periodically monitors the investments in the Fund's portfolio and carefully evaluates whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.



Liquidity and Valuation. The Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities or they may be illiquid. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist in these lower-quality (and comparable unrated) securities, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Fund's asset value and ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing these securities held in the Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly, which can lead to lower reliability of broker price quotations. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

Legislation. Legislation may be adopted, from time to time, designed to limit the use of certain lower-quality and comparable unrated securities as permissible investments. It is anticipated that if additional legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for the securities.


Illiquid Securities


The Fund may invest in illiquid securities (i.e., securities that are not readily marketable at their current price). However, under the 1940 Act, the Fund may not acquire illiquid securities if, as a result, the illiquid securities would comprise more than 15% of the value of the Fund's net assets (or such other amounts as may be permitted under the 1940 Act). The Advisor intends to prohibit the Fund's purchase of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets. After the Fund acquires a security, the security may become illiquid for a variety of reasons, including default, lack of current financial information on the issuer or the project financed by the security and the special purpose nature of the issuer or the project financed. Therefore, the Fund may hold (from time to time) percentages of illiquid securities substantially in excess of its acquisition percentage limits.

The Board, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal laws, including the 1940 Act, which securities are illiquid for purposes of this limitation. Certain securities not required to be registered under the Securities Act, ("Restricted Securities") such as securities that only may be resold to qualified institutional buyers under Rule 144A ("QIBs") under the Securities Act ("144A Securities") and
Section 4(2) commercial paper, and are generally deemed illiquid, but may be considered liquid under guidelines adopted by the Fund's Board.

The Board has delegated to the Advisor the day-to-day determination of the liquidity of a security, based on guidelines adopted by the Fund's Board, although it has retained oversight and ultimate responsibility for such determinations. The Board has directed the Advisor to look to such factors as
(1) the frequency of trades or quotes for a security, (2) the number of dealers willing to purchase or sell the security and number of potential buyers, (3) the willingness of dealers to undertake to make a market in the security, (4) the nature of the security and nature of the marketplace trades, such as the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer, (5) the likelihood that the security's marketability will be maintained throughout the anticipated holding period, and (6) any other relevant factors.

Restricted Securities (primarily 144A Securities) may be deemed liquid by the Advisor pursuant to liquidity guidelines established by the Board. Factors favoring the liquidity of Restricted Securities include frequency of trades and quotes for the Restricted Security, number of potential broker-dealers and QIBs willing to purchase the Restricted Security, the willingness of dealers to make a market in the Restricted Security and the likelihood of future marketability. The Advisor may determine 4(2) commercial paper to be liquid if (1) the 4(2) commercial paper is not traded flat or in default as to principal and interest,
(2) the 4(2) commercial paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or is determined by the Advisor to be of equivalent quality, and (3) the Advisor considers the trading market for the specific security taking into account all relevant factors. With respect to any foreign holdings, a foreign security may be considered liquid by the Advisor (despite its restricted nature under the Securities Act) if the security can be freely traded in a foreign securities market and all the facts and circumstances support a finding of liquidity.

Restricted Securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required in order for the Fund to make a public sale of a security, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a Restricted Security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted Securities will be priced in accordance with pricing procedures adopted by the Board. If, through the appreciation of Restricted Securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including Restricted Securities that are not readily marketable (except for 144A Securities, foreign securities, and 4(2) commercial paper deemed to be liquid by the Advisor), the Fund will take such steps as is deemed advisable, if any, to protect the liquidity of the Fund's portfolio.

The Fund may purchase unregistered equity securities at a discount in a private placement, issued by public companies seeking capital quickly (a private investment in public equity or a "PIPE"). Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is complete, the PIPE securities are restricted and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPE shares to be illiquid during this time period. In addition, PIPEs are subject to the risk that the public company is unable to publicly register the PIPE securities by the agreed public registration date.


The Fund may sell OTC options and, in connection therewith, designate or segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid, except for the purpose of covering the OTC options against which they were written.


The following section applies to each Fund, except the Blue Chip Fund.

Inflation-Indexed Securities

The Fund may invest in inflation-indexed securities, which have a final value and interest payment stream linked to the inflation rate. The index for measuring the inflation rate for these securities is typically the non-seasonally adjusted Consumer Price Index published monthly by the U.S. Department of Labor Bureau of Labor Statistics. By offering interest and principal payments linked to inflation, these securities attempt to protect the future purchasing power of the money invested in them. However, inflation-indexed securities provide this protected return only if held to maturity. In addition, inflation-indexed securities may not trade at par value. Real interest rates (the market rate of interest adjusted for inflation) change over time as a result of many factors, such as expected domestic economic output. When real interest rates do change, inflation-indexed securities prices may be more sensitive to these changes than conventional bonds. Should market expectations for real interest rates rise, the price of inflation-indexed securities may fall. In addition, inflation-indexed securities may not be as widely traded as fixed-principal securities. This lesser liquidity may result in the Fund experiencing higher transaction costs when purchasing and selling these securities.

Lending of Portfolio Securities


The Fund is authorized to lend up to 33 1/3% of the total asset value of the Fund (including any cash collateral) to broker-dealers and other institutional borrowers that meet credit requirements and other criteria established by the Fund's Board. The Fund will lend its portfolio securities when these criteria have been met including the requirement that the borrower pledges to the Fund cash collateral (or other approved high quality collateral) in an amount at least equal to 100% of the market value of the securities loaned (with such collateralization determined by the securities lending agent on a daily basis and adjusted accordingly). The securities lending agent will pay to the Fund a negotiated percentage of the interest earned on investments of cash collateral and of the lending fee paid by the borrower (when non-cash collateral is pledged by the borrower). In determining whether to lend securities to a particular broker-dealer or institutional borrower, the securities lending agent will consider, and during the period of the loan will monitor, all relevant facts and circumstances of the securities loan including the creditworthiness of the borrower. The Fund will retain the authority to terminate a securities loan. The Fund will pay reasonable administrative and custodial fees in connection with each securities loan, and will pay a negotiated portion of the interest earned on the investment of the cash collateral first to the borrower (as a rebate) and, to the extent of any remaining earned interest, a negotiated percentage to the securities lending agent. The Fund will receive from the borrower amounts equivalent to any dividends, interest, or other distributions while the securities are on loan. However, these substitute payments will not be treated as a dividend and hence will affect the amount of income eligible for the dividends-received deduction. In addition, these substitute payments will not be eligible as qualified dividend income, nor for the state and local tax exemption from interest income derived from the earnings from U.S. Treasury securities. The Fund will retain certain ownership rights as to the loaned securities (such as voting and subscription rights, and rights to dividends, interest, or other distributions) when retaining such rights is considered to be in the Fund's best interest. The cash collateral received from each borrower will be invested by the securities lending agent according to written investment guidelines approved by the Fund's Board in high-quality investments (including money market instruments and repurchase agreements). Such investments may include investments in mutual funds or similar investment companies that are affiliated with the securities lending agent, the Fund's custodian, the Fund itself or the Advisor, in each case, subject to compliance with all applicable laws, regulations and orders. Lending portfolio securities involves certain risks including borrower default risk (e.g., borrower fails to return a loaned security and there is a shortfall on the collateral posted by the borrower), cash collateral investment risk (e.g., principal loss resulting from the investment of the cash collateral) and security recall/return risk (e.g., the Fund is unable to recall a security in time to exercise valuable rights or sell the security). For an example of borrower default risk, if a borrower defaults on its obligation to return the loaned securities as required or comply with the other terms of the securities loan documents, the Fund could incur costs and/or delays in recovering the loaned securities, liquidating the pledged collateral, and/or obtaining substitute loaned securities with proceeds of the collateral. The Fund also has borrower default risk in the event the original pledged collateral declines in market value and the borrower fails to deliver additional qualified collateral to the securities lending agent. For an example of cash collateral investment risk, investment of the cash collateral by the securities lending agent pursuant to the Fund's investment guidelines may subject the Fund to risks that such investments are liquidated for less than the amount of the cash collateral needed to be returned to the borrower plus the rebate payable by the Fund to the borrower. In certain circumstances, the securities lending agent indemnifies the Fund for all or part of the Fund's losses arising from these risks.

Mortgage-Backed Debt Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, such as the Government National Mortgage Association and the Federal National Mortgage Association, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

The rate of principal payment on mortgage-backed securities generally depends on the rate of principal payments received on the underlying assets, that in turn may be affected by a variety of economic and other factors. As a result, the yield on any mortgage-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of mortgage-backed securities differ from those of traditional debt securities. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.

Mortgage-backed securities may be issued with either a single class of security or multiple classes, which are commonly referred to as a CMO. Multiple class mortgage-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (mortgage-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security) and securities with class or classes having characteristics that mimic the characteristics of non-mortgage-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.


The Fund may invest in stripped mortgage-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets, including interest-only (IO) and principal-only (PO) securities. IO and PO mortgage-backed securities may be illiquid. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage-backed securities, and in some cases such market value may be extremely volatile.

Mortgage-backed securities backed by assets, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.

Preferred Stock

The Fund may invest in preferred stock and securities convertible into preferred stock. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights. The value of a preferred stock may be affected by changes in the credit rating or financial condition of its issuer. Generally, the lower the quality rating of a preferred stock, the higher the degree of risk as to the payment of dividends and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher dividend rates than do issuers with better credit ratings.

Repurchase Agreements

The Fund may enter into repurchase agreements with qualified, creditworthy banks or non-bank dealers ("Seller") as determined by the Advisor. In a repurchase agreement, the Fund buys from the Seller investment-grade securities at one price and the Seller agrees to repurchase these securities at a later date (usually within one to seven days) for a price equal to the original price paid by the Fund plus an agreed interest payment ("Repurchase Price"). The Seller's obligation to repurchase the securities is secured by cash, the securities purchased, and/or certain U.S. Government securities or U.S. agency guaranteed securities ("Collateral"). The Collateral is held by the Fund's custodian or a qualified subcustodian under the 1940 Act that is a financial intermediary ("Custodian"). The Advisor or Custodian will monitor, on an ongoing basis, the current market value of the Collateral to ensure it always equals or exceeds the Repurchase Price. Each repurchase agreement must at all times be "fully collateralized" by the Collateral as required by the 1940 Act. Repurchase agreements involve risks that the Seller cannot pay the Repurchase Price (e.g., in the event of a default or insolvency of the Seller) and risks that the net liquidation value of the Collateral is less than the amount needed to repay the Repurchase Price.

The following paragraph applies to the Asia Pacific Fund and the Overseas Fund only.

In addition, the Fund may invest in foreign repurchase agreements. Foreign repurchase agreements may include agreements to purchase and sell foreign securities in exchange for fixed U.S. dollar amounts, or in exchange for specified amounts of foreign currency. In the event of default by the counterparty, the Fund may suffer a loss if the value of the security purchased, i.e., the collateral, in U.S. dollars, is less than the agreed-upon repurchase price, or if the Fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve greater credit risk than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. Repurchase agreements with foreign counterparties may have more risk than with U.S. counterparties, since less financial information may be available about the foreign counterparties and they may be less creditworthy.

Reverse Repurchase Agreements and Mortgage Dollar Rolls


The Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions as discussed below. In a reverse repurchase agreement, the Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. Because the Fund must repay the purchase price plus interest under a reverse repurchase agreement, it may be considered a borrowing by the Fund and subject to the rules regarding Fund borrowings described above. When required by guidelines of the SEC, the Fund will designate liquid assets on its books and records to secure its obligations to repay principal and accrued interest under these reverse repurchase agreements.

The Fund may also enter into mortgage dollar rolls, in which the Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities sold during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund enters into a mortgage dollar roll, it designates on its books and records permissible liquid assets to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Fund.

The mortgage dollar rolls and reverse repurchase agreements entered into by the Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date of the related mortgage dollar roll or reverse repurchase agreements. Since the Fund will receive interest on the securities or repurchase agreements in which it invests the proceeds of these mortgage dollar roll and reverse repurchase transactions, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Advisor believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.


Sector Concentration


From time to time, the Fund may invest substantially in one or more particular sectors. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years. In addition, the sectors that dominate the market change over time.

Basic Materials Sector. Companies in this sector are subject to legislative or regulatory changes, adverse market conditions, and increased competition affecting basic materials. The prices for securities of companies in this sector may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

Consumer Cyclicals Sector. Companies in this sector are subject to changing levels of consumer confidence and spending, changes in demographics and consumer tastes, and interest rate levels.

Consumer Staples Sector. Companies in this sector are subject to the general state of the economy, intense competition, product cycles, consumer spending preferences, product liability claims or product recalls, and government regulation affecting the permissibility of using various food additives and production methods.

Energy Sector. Companies in this sector are subject to fluctuations in the price and supply of energy fuels. Swift price and supply fluctuations of energy fuels may be caused by events relating to international politics, energy conservation, the success of exploration projects, currency exchange rate fluctuations, and tax and other regulatory policies of various governments.


Financial Sector. Companies in the financial sector are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector.

Healthcare Sector. Companies in the healthcare sector are subject to patent considerations, regulatory approval of products and other government regulation, and rapid obsolescence of their products and services.

Technology Sector. The value of companies in the technology sector is subject to rapidly changing technology, government regulation, and relatively high risks of obsolescence caused by scientific and technological advances. Smaller companies in this sector face greater risk of business failure. Also, the securities of these companies generally have higher price/earning (P/E) ratios than the general stock market. The higher the P/E, the more earnings growth investors are expecting. However, stocks with a higher P/E are considered riskier than stocks with a lower P/E, lower growth, and proven earnings

The following section applies to each Fund, except the Multi Cap Value Fund. Short Sales

The Fund may sell securities short (1) to hedge unrealized gains on portfolio securities or (2) if it covers such short sale with liquid assets as required by the current rules and positions of the SEC or its staff. Selling securities short against the box involves selling a security that the Fund owns or has the right to acquire for delivery at a specified date in the future. If the Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises.

Small and Medium Companies

While small- and medium-capitalization companies generally have the potential for rapid growth, investments in small- and medium-capitalization companies often involve greater risks than investments in larger, more established companies because small- and medium-capitalization companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small- and medium-capitalization companies are traded only OTC or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small- and medium-capitalization companies may be subject to greater and more abrupt price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of small and medium company securities. Investors should be aware that, based on the foregoing factors, an investment in a Fund that invests primarily in small- and medium-capitalization companies may be subject to greater price fluctuations than an investment in the Fund that invests primarily in larger, more-established companies. The Advisor's research efforts may also play a greater role in selecting securities for the former Fund than in the Fund that invests in larger, more established companies.

The following section applies to each Fund, except the Blue Chip Fund. Sovereign Debt

Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including among others, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency. Another factor bearing on the ability of a country to repay sovereign debt is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt.

To the extent that a country has a current account deficit (generally when its exports of merchandise and services are less than its country's imports of merchandise and services plus net transfers (e.g., gifts of currency and goods) to foreigners), it may need to depend on loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of a country to these forms of external funding may not be certain and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be adversely affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below) and obtaining new credit to finance interest payments. Holders of sovereign debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors, and the interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for sovereign debt may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, such as the Fund. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. There is no bankruptcy proceeding by which sovereign debt on which a sovereign has defaulted may be collected in whole or in part.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in such sovereign debt and increase the costs and expenses of the Fund. Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries, or impose additional taxes on foreign investors. Certain issuers may require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.


The sovereign debt in which the Fund may invest includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing Fund pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

There can be no assurance that the circumstances regarding the issuance of Brady Bonds by these countries will not change. Investors should recognize that Brady Bonds do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time, and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Fund will purchase Brady Bonds, if any, in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase.


Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with maturities equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank, and the debtor nations' reserves. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. Brady Bonds are often viewed as having several valuation components: (1) the collateralized repayment of principal, if any, at final maturity; (2) the collateralized interest payments, if any; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds have speculative characteristics. The Fund may purchase Brady Bonds with no or limited collateralization and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.


The following section applies to each Fund, except the Dow 30 Value Fund. Standby Commitments

In order to facilitate portfolio liquidity, the Fund may acquire standby commitments from brokers, dealers, or banks with respect to securities in its portfolio. Standby commitments entitle the holder to achieve same-day settlement and receive an exercise price equal to the amortized cost of the underlying security plus accrued interest. Standby commitments generally increase the cost of the acquisition of the underlying security, thereby reducing the yield. Standby commitments are subject to the issuer's ability to fulfill its obligation upon demand. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the brokers, dealers, and banks from which the Fund obtains standby commitments to evaluate those risks.

The following section applies to the Technology 100 Fund only.
Technology Companies

The Technology 100 Fund will invest in the equity securities of technology companies. Companies that develop or rely on technology often face high price volatility and wide variations in performance. This is because technology companies can be significantly effected by obsolescence of existing product, competition, a less diversified product line, short production cycles, and falling prices and profits.

Due to the Fund's concentration of investments in the technology industry, an investment in the Fund may be subject to greater fluctuations in value than a Fund that does not concentrate its investments in a similar manner. For example, certain market and economic factors, like those discussed above, may exert a disproportionate impact upon the prices of equity securities of companies within the technology industry relative to their impact on the prices of securities of companies engaged in other industries. Additionally, changes in the market price of the equity securities of a particular company that occupies a dominant position in an industry may tend to influence the market prices of other companies within the same industry. As a result of the foregoing factors, the net asset value of the Fund may be more susceptible to change than those of investment companies that diversify their investments over many different industries.

Temporary Defensive Position

The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities, including high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or, except for the Dow 30 Value Fund, foreign governments, as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the Fund earning a lower return than it would have otherwise achieved if the Advisor had not adopted a temporary defensive position. In this case, the Fund may not achieve one or more of its investment objectives.

U.S. Government Securities

U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including:

..  U.S. Treasury obligations, such as Treasury bills, notes, and bonds;
..  The Federal Housing Administration, Farmers Home Administration,
   Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;
..  The Federal Home Loan Banks, Federal Intermediate Credit Banks, and the
   Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
.. The Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and
.. The Student Loan Marketing Association, the Inter-American Development Bank, and International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies.


Although the U.S. Government provides various types of financial support to U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so and not all U.S. Government securities are guaranteed or backed by the full faith and credit of the U.S. Government. The U.S. Government and its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the market value of such securities will fluctuate.


Variable- or Floating-Rate Securities

The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, LIBOR (London Inter Bank Offer Rate), the 90-day U.S. Treasury bill rate, the rate of return on bank certificates of deposit, or some other objective measure.


Variable- or floating-rate securities frequently include a put or demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days' notice; in other cases, the put or demand feature is exercisable at any time on 30 days' notice or on similar notice at intervals of not more than one year. Some securities, which do not have variable or floating interest rates, may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument that may be sold or put to the issuer or a third party prior to its stated maturity, the Fund may consider that instrument's maturity to be shorter than its stated maturity.


Variable-rate demand notes include master demand notes, which are obligations that permit the Fund to invest fluctuating amounts, that may change daily without penalty pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate or LIBOR, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded and may be illiquid. There generally is not an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and, if not so rated, the Fund may invest in them only if the Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Advisor, on behalf of the Fund, will consider on a periodic basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio and any providers of credit enhancements.


Each variable- or floating-rate obligation must meet the credit quality requirements applicable to all the Fund's investments at the time of purchase. When determining whether such an obligation meets the Fund's credit quality requirements, the Fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.



In determining the Fund's average effective portfolio maturity, the Fund (except money market funds) will consider a floating- or variable-rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider (1) variable-rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature, (2) variable-rate securities subject to a demand feature to have a remaining maturity equal to the longer of (a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand, and (3) floating-rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand. Variable- and floating-rate securities generally are subject to less principal fluctuation than securities without these attributes.


Warrants

The Fund may acquire warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of debt securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

The following section applies to each Fund, except the Dow 30 Value and Technology 100 Funds.
When-Issued and Delayed-Delivery Securities

The Fund may purchase securities on a when-issued or delayed-delivery basis and such transactions represent a type of forward commitment by the Fund. The price of debt obligations so purchased, which may be expressed in yield terms, generally is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest on the underlying debt obligations accrues to the Fund. These types of forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. While when-issued and delayed-delivery securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase these types of securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value will be adversely affected by these types of securities purchases.

To the extent required by the SEC, the Fund will maintain cash and liquid assets equal in value to the aggregate outstanding forward commitments for when-issued and delayed-delivery securities marked to market daily. Such designated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then-available cash flow, sale of the securities designated on its books and records, described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued or delayed-delivery securities themselves (which may have a market value greater or less than the Fund's payment obligation).

Another type of forward commitment is for certain future pass-through, residential mortgage-backed pools which forward commitments are traded in the "to-be-announced" market (TBAs). TBAs are the Fund's commitment to purchase one or more standardized, residential mortgage pools which will be placed in a pass-through mortgage-backed security issued by Fannie Mae, Freddie Mac, or Ginnie Mae in the future. The residential mortgages in these pools all have common underwriting characteristics: they are residential mortgages with 15 to 30 year maturities, generally at a fixed rate, with monthly payments and no prepayment penalties, and must be under a certain prescribed dollar limit. TBA settlement terms are commonly 90 days, but may extend to 180 days. TBAs are sold by mortgage originators during the process of originating residential mortgages and are a primary source of the funds needed by these mortgage loan originators. Certain key terms are specified at the time the TBA is purchased (mortgage type, mortgage issuer, required rate, dollar amount to be purchased, price and settlement date), but the exact identity and number of the mortgage pools to be covered by the TBA is only determined 48 hours before the settlement date. The Fund may hold and trade TBAs, and TBAs are included in the Fund's NAV. TBAs are actively traded and the TBA market is very liquid. The price of most TBAs are ascertainable by market quotations. However, TBAs are still subject to the same risks as other forward commitments, and subject to the same leverage requirements as other forward commitments.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

The Fund may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year. In order for the Fund to continue to qualify as a "regulated investment company" or "RIC" under the IRC and avoid a certain excise tax, the Fund may be required to distribute a portion of such discount and income to its shareholders. Consequently, the Fund may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these IRC distribution requirements.

                             DIRECTORS AND OFFICERS

The Board of Directors (collectively "Board" and individually, "Director") of the Fund is responsible for managing the Fund's business and affairs. Directors and officers of the Fund, together with information as to their principal business occupations during the last five years and other information, are shown below. Each officer and Director holds the same position with the 27 registered open-end management investment companies consisting of 72 mutual funds ("Strong Family of Funds"). Each Director will hold office until the next annual meeting of shareholders at which his successor is elected, until there is a decrease in the number of Directors that takes effect after the expiration of his term, or until his death, resignation, or removal. Officers are elected by the Board annually or as otherwise required.

All of the Directors who are not Directors, officers, or employees of the Advisor, or any affiliated company of the Advisor ("disinterested directors") have also formed an Independent Directors Committee and an Audit Committee (collectively, "Independent Committees"). These Independent Committees were established to meet from time to time to consider and vote on any matters and take any action allowed under the Fund's By-laws and Articles of Incorporation, the Wisconsin Business Corporation Law, and any other applicable law. Pursuant to its charter, the Audit Committee assists the Board in fulfilling its oversight responsibilities for the quality and integrity of the accounting, auditing, and reporting practices of the Funds and in complying with the applicable laws regarding these issues; recommends to the Board the selection, retention, or termination of the independent auditor employed by the Funds for the purpose of preparing or issuing an audit report or related work; is responsible for compensation and oversight of the work of the Funds' independent auditor, including resolution of disagreements between Fund management and the auditor regarding financial reporting; and preapproves, or establishes preapproval policies and procedures concerning, certain audit and non-audit services provided to the Funds and certain non-audit services provided to the Advisor and its affiliates. The Independent Directors Committee held four meetings and the Audit Committee held four meetings during each Fund's last fiscal year. The Independent Directors have also convened by telephone and in person on numerous occasions since September 2003 to discuss a number of current issues, including the regulatory investigations relating to market timing.

                                                Date First
                                                Elected or
                                Positions       Appointed       Principal Occupations
 Name, Address, and Age       Held With Funds   to Office        During Past 5 Years      Certain Other Directorships Held
--------------------------------------------------------------------------------------------------------------------------
Willie D. Davis              Director            July 1994    President and Chief         Director of Wisconsin Energy
161 North La Brea                                             Executive Officer of All    Corporation (formerly WICOR,
Inglewood, CA 90301                                           Pro Broadcasting, Inc.      Inc.) (a utility company) since
Age 69                                                        since 1977.                 1990, Metro-Goldwyn-Mayer, Inc.
                                                                                          (an entertainment company) since
                                                                                          1998, Bassett Furniture
                                                                                          Industries, Inc. since 1997,
                                                                                          Checker's Drive-In Restaurants,
                                                                                          Inc. (formerly Rally's
                                                                                          Hamburgers, Inc.) since 1994,
                                                                                          Johnson Controls, Inc. (an
                                                                                          automotive systems and facility
                                                                                          management company) since 1992,
                                                                                          MGM Mirage (formerly MGM Grand,
                                                                                          Inc.) (an entertainment/hotel
                                                                                          company) since 1990, Dow
                                                                                          Chemical Company since 1988,
                                                                                          Sara Lee Corporation (a
                                                                                          food/consumer products company)
                                                                                          since 1983, Alliance Bank since
                                                                                          1980, and Manpower Inc. (a
                                                                                          world-wide provider of staffing
                                                                                          services) since 2001; and Kmart
                                                                                          Corporation (a discount consumer
                                                                                          products company) from 1985 to
                                                                                          2003, and Trustee of the
                                                                                          University of Chicago since 1980
                                                                                          and Marquette University since
                                                                                          1988.

                                                Date First
                                                Elected or
                                Positions       Appointed       Principal Occupations
 Name, Address, and Age       Held With Funds   to Office        During Past 5 Years      Certain Other Directorships Held
--------------------------------------------------------------------------------------------------------------------------
Stanley Kritzik              Director          January 1995   Partner of Metropolitan     Director of Wisconsin Health
1123 North Astor Street                                       Associates (a real estate   Information Network since
Milwaukee, WI 53202                                           firm) since 1962.           November 1997, and Health
Age 74                       Chairman of the     July 2000                                Network Ventures, Inc. from 1992
                             Audit Committee                                              to April 2000; Member of the
                                                                                          Board of Governors of Snowmass
                                                                                          Village Resort Association from
                                                                                          October 1999 until October 2002,
                                                                                          and Director of Aurora Health
                                                                                          Care from September 1987 to
                                                                                          September 2002.

William F. Vogt              Director          January 1995   Senior Vice President of                 None
P.O. Box 7657                                                 IDX Systems Corporation (a
Avon, CO 81620                                                management consulting
Age 56                       Chairman of the   January 1995   firm) since June 2001;
                             Independent                      President of Vogt
                             Directors                        Management Consulting,
                             Committee                        Inc. from July 1990 to
                                                              June 2001; former Fellow
                                                              of the American College of
                                                              Medical Practice
                                                              Executives.

Neal Malicky                 Director          December 1999  President Emeritus of       Director of Aspire Learning
4608 Turnberry Drive                                          Baldwin-Wallace College     Corporation since June 2000;
Lawrence, KS 66047                                            since July 2000;            Trustee of Southwest Community
Age 69                                                        Chancellor of               Health Systems, Cleveland
                                                              Baldwin-Wallace College     Scholarship Program, and The
                                                              from July 1999 to June      National Conference for
                                                              2000; President of          Community and Justice until
                                                              Baldwin-Wallace College     2001; President of the National
                                                              from July 1981 to June      Association of Schools and
                                                              1999.                       Colleges of the United Methodist
                                                                                          Church, Chairperson of the
                                                                                          Association of Independent
                                                                                          Colleges and Universities of
                                                                                          Ohio, and Secretary of the
                                                                                          National Association of
                                                                                          Independent Colleges and
                                                                                          Universities until 2001.

Gordon B. Greer              Director          March 2002     Of Counsel for Bingham                   None
P.O. Box 2936                                                 McCutchen LLP (a law firm
Milwaukee, WI 53201                                           previously known as
Age 72                                                        Bingham Dana LLP) from
                                                              1997 to February 2002.

                                                              From 1967 to 1997, Mr.
                                                              Greer served as Partner of
                                                              Bingham McCutchen. On
                                                              behalf of Bingham
                                                              McCutchen, Mr. Greer
                                                              provided representation to
                                                              the disinterested
                                                              directors of the Strong
                                                              Funds from 1991 to
                                                              February 2002. Bingham
                                                              McCutchen has provided

                                                Date First
                                                Elected or
                                Positions       Appointed       Principal Occupations
 Name, Address, and Age       Held With Funds   to Office        During Past 5 Years      Certain Other Directorships Held
--------------------------------------------------------------------------------------------------------------------------
                                                              representation to the
                                                              Independent Directors of
                                                              the Strong Funds since
                                                              1991.

Officers

Ane K. Ohm                   Anti-Money        November 2002  Anti-Money Laundering                    None
P.O. Box 2936                Laundering                       Compliance Officer of
Milwaukee, WI 53201          Compliance                       Strong Financial
Age 34                       Officer                          Corporation since February
                                                              2003; Assistant Executive
                                                              Vice President of Strong
                                                              Financial Corporation
                                                              since November 2003;
                                                              Assistant Executive Vice
                                                              President of the Advisor
                                                              since December 2001;
                                                              Director of Mutual Fund
                                                              Administration of Strong
                                                              Investor Services, Inc.,
                                                              since April 2001; Vice
                                                              President of Strong
                                                              Investor Services, Inc.
                                                              since December 2001;
                                                              Marketing Services Manager
                                                              of Strong Investments,
                                                              Inc., from November 1998
                                                              to April 2001.

Phillip O. Peterson          Independent       January 2004   Mutual fund industry        Director of The Hartford Group
11155 Kane Trail             President                        consultant from August      of Mutual Funds (71 funds) since
Northfield, MN 55057                                          1999 until December 2003;   2002; Director of the Fortis
Age 59                                                        Partner KPMG LLP from 1981  Mutual Fund Group (38 funds)
                                                              until July 1999.            from 2000 until 2002.

Richard W. Smirl             Vice President    February 2002  Senior Counsel of Strong                 None
P.O. Box 2936                                                 Financial Corporation
Milwaukee, WI 53201                                           since December 2001;
Age 36                       Secretary         November 2001  Secretary of Strong
                                                              Financial Corporation
                                                              since February 2003;
                                                              Assistant Secretary of
                                                              Strong Financial
                                                              Corporation from December
                                                              2001 to February 2003;
                                                              Chief Legal Officer of the
                                                              Advisor since February
                                                              2003; Assistant Executive
                                                              Vice President of the
                                                              Advisor since December
                                                              2001; Secretary of the
                                                              Advisor since November
                                                              2002; Assistant Secretary
                                                              of the Advisor from
                                                              December 2001 to November
                                                              2002; Senior Counsel of
                                                              the Advisor from July 2000
                                                              to December 2001; General
                                                              Counsel of Strong
                                                              Investments, Inc.
                                                              ("Distributor") since
                                                              November 2001; Secretary
                                                              of the Distributor since
                                                              July 2000; Vice President
                                                              and Chief Compliance
                                                              Officer of the Distributor
                                                              from July 2000 to December
                                                              2003; Lead Counsel of the
                                                              Distributor from July 2000
                                                              to November 2001; Vice
                                                              President of Strong
                                                              Investor Services, Inc.,
                                                              since

                                                Date First
                                                Elected or
                                Positions       Appointed        Principal Occupations
 Name, Address, and Age       Held With Funds   to Office         During Past 5 Years     Certain Other Directorships Held
--------------------------------------------------------------------------------------------------------------------------
                                                              December 2001; Secretary
                                                              of Strong Investor
                                                              Services, Inc., since May
                                                              2003; Assistant Secretary
                                                              of Strong Investor
                                                              Services, Inc., from
                                                              December 2001 to May 2003;
                                                              Partner at Keesal, Young &
                                                              Logan LLP (a law firm)
                                                              from September 1999 to
                                                              July 2000; Associate at
                                                              Keesal, Young & Logan LLP
                                                              from September 1992 to
                                                              September 1999.

Gilbert L. Southwell III     Assistant           July 2001    Associate Counsel of                     None
P.O. Box 2936                Secretary                        Strong Financial
Milwaukee, WI 53201                                           Corporation since December
Age 49                                                        2001; Assistant Secretary
                                                              of the Advisor since
                                                              December 2002; Associate
                                                              Counsel of the Advisor
                                                              from April 2001 to
                                                              December 2001; Partner at
                                                              Michael, Best & Friedrich,
                                                              LLP (a law firm) from
                                                              October 1999 to March
                                                              2001; Assistant General
                                                              Counsel of U.S. Bank,
                                                              National Association
                                                              (formerly Firstar Bank,
                                                              N.A.) and/or certain of
                                                              its subsidiaries from
                                                              November 1984 to September
                                                              1999.

John W. Widmer               Treasurer          April 1999    Treasurer of the Advisor                 None
P.O. Box 2936                                                 since April 1999;
Milwaukee, WI 53201                                           Assistant Treasurer of
Age 39                                                        Strong Financial
                                                              Corporation since December
                                                              2001; Assistant Secretary
                                                              of Strong Financial
                                                              Corporation from December
                                                              2001 to January 2003;
                                                              Treasurer of Strong
                                                              Service Corporation since
                                                              April 1999; Treasurer and
                                                              Assistant Secretary of
                                                              Strong Investor Services,
                                                              Inc. since July 2001; and
                                                              Manager of the Financial
                                                              Management and Sales
                                                              Reporting Systems
                                                              department of the Advisor
                                                              from May 1997 to April
                                                              1999.

Thomas M. Zoeller            Vice President    October 1999   Executive Vice President                 None
P.O. Box 2936                                                 of the Advisor since April
Milwaukee, WI 53201                                           2001; Chief Financial
Age 40                                                        Officer of the Advisor
                                                              since February 1998;
                                                              Secretary of the Advisor
                                                              from December 2001 to
                                                              November 2002; Member of
                                                              the Office of the Chief
                                                              Executive of Strong
                                                              Financial Corporation
                                                              since May 2001; Chief
                                                              Financial Officer and
                                                              Treasurer of Strong
                                                              Investments, Inc. since
                                                              October 1993; Executive
                                                              Vice President of Strong
                                                              Investor Services, Inc.
                                                              since July

                                                Date First
                                                Elected or
                                Positions       Appointed        Principal Occupations
 Name, Address, and Age       Held With Funds   to Office          During Past 5 Years    Certain Other Directorships Held
--------------------------------------------------------------------------------------------------------------------------
                                                              2001; Secretary of Strong
                                                              Investor Services, Inc.
                                                              from July 2001 to May
                                                              2003; Executive Vice
                                                              President, Chief Financial
                                                              Officer, and Secretary of
                                                              Strong Service Corporation
                                                              since December 2001;
                                                              Treasurer of Strong
                                                              Service Corporation from
                                                              September 1996 to April
                                                              1999; Vice President of
                                                              Strong Service Corporation
                                                              from April 1999 to
                                                              December 2001; Member of
                                                              the Office of the Chief
                                                              Executive of the Advisor
                                                              from November 1998 until
                                                              May 2001; and Senior Vice
                                                              President of the Advisor
                                                              from February 1998 to
                                                              April 2001.

The following table sets forth the dollar range of equity securities of each Fund beneficially owned as of December 31, 2003, by the Directors in each Fund and on an aggregate basis in the Strong Family of Funds using the following ranges: none, $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

                            Directors' Fund Ownership
                          As of December 31, 2003/(1)/

Fund                             Willie D. Davis   Gordon B. Greer    Stanley Kritzik    Neal Malicky     William F. Vogt
--------------------------------------------------------------------------------------------------------------------------
Asia Pacific Fund                None              $1-$10,000         $1-$10,000        $10,001-$50,000   $10,001-$50,000
Balanced Fund                    $1-$10,000        $1-$10,000         $1-$10,000        None              None
Blue Chip Fund                   None              $1-$10,000         $1-$10,000        None              None
Discovery Fund                   None              $1-$10,000         $10,001-$50,000   None              $10,001-$50,000
Dividend Income Fund             None              $1-$10,000         $1-$10,000        None              None
Dow 30 Value Fund                None              $1-$10,000         None              None              None
Endeavor Fund                    None              $1-$10,000         None              $1-$10,000        $1-$10,000
Energy Fund                      None              $1-$10,000         $10,001-$50,000   $10,001-$50,000   None
Enterprise Fund                  None              $1-$10,000         $10,001-$50,000   $10,001-$50,000   Over $100,000
Growth Fund                      $10,001-$50,000   $10,001-$50,000    $1-$10,000        None              $50,001-$100,000
Growth 20 Fund                   None              $10,001-$50,000    $10,001-$50,000   $1-$10,000        None
Growth and Income Fund           None              Over $100,000      $1-$10,000        $1-$10,000        $50,001-$100,000
Large Cap Core Fund              None              $10,001-$50,000    $10,001-$50,000   None              None
Large Cap Growth Fund            None              $1-$10,000         $10,001-$50,000   None              $10,001-$50,000
Large Company Growth Fund/(2)/   None              None               $1-$10,000        None              None
Mid Cap Disciplined Fund         None              $1-$10,000         $10,001-$50,000   None              None
Multi Cap Value Fund             None              $10,001-$50,000    $1-$10,000        None              None
Opportunity Fund                 $1-$10,000        $50,001-$100,000   $10,001-$50,000   $10,001-$50,000   $10,001-$50,000
Overseas Fund                    Over $100,000     $1-$10,000         $10,001-$50,000   None              $1-$10,000
Small Company Value Fund         Over $100,000     $1-$10,000         None              None              None
Small/Mid Cap Value Fund         Over $100,000     $10,001-$50,001    None              None              $1-$10,000

Strategic Value Fund             None              $1-$10,000         None              None              None
Technology 100 Fund              None              $1-$10,000         $1-$10,000        None              $10,001-$50,000
U.S. Emerging Growth Fund        Over $100,000     $1-$10,000         $10,001-$50,000   $1-$10,000        Over $100,000
Value Fund                       None              $1-$10,000         $1-$10,000        None              None
Strong Family of Funds/(3)/      Over $100,000     Over $100,000      Over $100,000     Over $100,000     Over $100,000

/(1)/ Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.
/(2)/ While the Fund's predecessor, the Rockhaven Premier Dividend Fund, began offering shares to the public on November 3, 1997, the Fund first offered shares on September 16, 2002.
/(3)/ As of December 31, 2003, the Strong Family of Funds included 27 registered open-end management investment companies consisting of 72 mutual funds, including both the Strong Funds and the Strong Advisor Funds.

The following table sets forth aggregate compensation paid to the Directors by each Fund for the fiscal year ended December 31, 2003, and by the Strong Funds for their most recently completed fiscal period.



                          Aggregate Compensation Table
                For the Fiscal Year Ended December 31, 2003/(1)/



                                                                         Director
                                 -----------------------------------------------------------------------------------------
                                                                        Stanley                              William F.
Fund                             Willie D. Davis   Gordon B. Greer      Kritzik/(2)/     Neal Malicky        Vogt/(3)/
--------------------------------------------------------------------------------------------------------------------------
Asia Pacific Fund                         342.48             342.48            342.48            342.48             361.73
Balanced Fund                           1,062.31           1,062.31          1,070.10          1,062.31           1,164.88
Blue Chip Fund                          1,078.32           1,078.32          1,085.17          1,078.32           1,182.81
Discovery Fund                            650.42             650.42            655.52            650.42             713.14
Dividend Income Fund                      809.92             809.92            815.57            809.92             888.22
Dow 30 Value Fund                         448.57             448.57            448.57            448.57             478.43
Endeavor Fund                             164.36             164.36            164.36            164.36             165.79
Energy Fund                               199.24             199.24            199.24            199.24             204.17
Enterprise Fund                         1,279.80           1,279.80          1,278.01          1,279.80           1,403.56
Growth Fund                             7,631.07           7,631.07          7,689.64          7,631.07           8,367.51
Growth 20 Fund                          3,547.09           3,547.09          3,573.71          3,547.09           3,889.25
Growth and Income Fund                  1,160.55           1,160.55          1,169.73          1,160.55           1,272.38
Large Cap Core Fund                       164.55             164.55            164.55            164.55             166.01
Large Cap Growth Fund                   3,206.00           3,206.00          3,228.90          3,206.00           3,515.80
Large Company Growth Fund/()/             218.37             218.37            218.37            218.37             225.20
Mid Cap Disciplined Fund                  796.47             796.47            804.36            796.47             872.79
Multi Cap Value Fund                    1,186.33           1,186.33          1,194.62          1,186.33           1,301.06
Opportunity Fund                       13,859.95          13,859.95         13,960.59         13,859.95          15,199.24
Overseas Fund                             337.04             337.04            339.69            337.04             364.95
Small Company Value Fund                  169.06             169.06            169.06            169.06             170.96
Small/Mid Cap Value Fund                  157.13             157.13            157.13            157.13             157.84
Strategic Value Fund                      152.83             152.83            152.83            152.83             153.11
Technology 100 Fund                       663.39             663.39            668.79            663.39             727.42
U.S. Emerging Growth Fund                 382.53             382.53            383.40            382.53             407.68
Value Fund                                290.08             290.08            290.08            290.08             304.09
Strong Family of Funds/(4)/           148,024.85         148,024.85        149,048.18        148,024.85         161,843.35

/(1)/ Aggregate compensation includes compensation for service by the disinterested directors on the Board, Independent Directors Committee, and Audit Committee. Each disinterested director is also reimbursed by the Fund for travel and other expenses incurred in connection with each of their attendance at regular and special meetings. Interested Directors, officers, and employees of the Fund receive no compensation or expense reimbursement from the Fund.

/(2)/ Aggregate compensation paid to Mr. Kritzik includes an amount in addition to that paid to other disinterested directors in return for his service as Chairman of the Fund's Audit Committee.
/(3)/ Aggregate compensation paid to Mr. Vogt includes an amount in addition to that paid to other disinterested directors in return for his service as Chairman of the Fund's Independent Directors Committee.
/(4)/ As of December 31, 2003, the Strong Family of Funds included 27 registered open-end management investment companies consisting of 72 mutual funds, including both the Strong Funds and the Strong Advisor Funds. The aggregate compensation includes the amount paid to the Directors by the Strong Family of Funds during each Fund's most recently completed fiscal period. The Funds do not have any retirement or pension plans.

Unless otherwise noted below, as of March 31, 2004, the current officers and Directors of the Fund in the aggregate beneficially owned less than 1% of any class of the Fund's then outstanding shares.

Fund                           Class/Shares                           Percent
--------------------------------------------------------------------------------
None

                             PRINCIPAL SHAREHOLDERS

Unless otherwise noted below, as of March 31, 2004, no persons owned of record or are known to own of record or beneficially more than 5% of any class of the Fund's then outstanding shares.

Name and Address                          Fund/Class/Shares                               Percent of Class
Charles Schwab & Co., Inc.                Asia Pacific - Investor Class - 2,412,923                  21.07%
101 Montgomery Street
San Francisco, CA 94104

National Investor Services                Asia Pacific - Investor Class - 1,142,522                   9.97%
55 Water Street - 32/nd/ Floor
New York, NY  10041

U.S. Clearing                             Asia Pacific - Investor Class - 714,960                     6.24%
A Division of Fleet Securities, Inc.
26 Broadway
New York, NY 10004

SSBT Trustee/Custodian                    Balanced - Investor - 685,514                               7.32%
C/O Strong Retirement Plan Services
P.O. Box 1408
Milwaukee, WI 53201

Charles Schwab & Co., Inc.                Balanced - Investor - 471,870                               5.04%
101 Montgomery Street
San Francisco, CA 94104

Charles Schwab & Co., Inc.                Blue Chip - Investor - 1,292,934                            9.46%
101 Montgomery Street
San Francisco, CA 94104

U.S. Clearing                             Blue Chip - Investor - 707,110                              5.17%
A Division of Fleet Securities, Inc.
26 Broadway
New York, NY 10004

Charles Schwab & Co., Inc.                Discovery - Investor - 962,805                             11.10%

Name and Address                          Fund/Class/Shares                               Percent of Class
101 Montgomery Street
San Francisco, CA 94104

Charles Schwab & Co., Inc.                Dividend Income - Investor - 2,001,920                     22.84%
101 Montgomery Street
San Francisco, CA 94104

U.S. Clearing                             Dividend Income - Investor - 477,748                        5.45%
A Division of Fleet Securities, Inc.
26 Broadway
New York, NY 10004

SSBT Trustee/Custodian                    Dividend Income - Class K - 252,136                        67.79%
C/O Strong Retirement Plan Services
P.O. Box 1408
Milwaukee, WI 53201

Strong 529 Aggressive Portfolio           Dividend Income - Class K - 81,206                         21.83%
100 Heritage Reserve
Menomonee Falls, WI 53051

Charles Schwab & Co., Inc.                Dow 30 Value - Investor - 2,583,523                        39.41%
101 Montgomery Street
San Francisco, CA 94104

Strong Moderate Portfolio                 Endeavor - Investor - 1,073,294                            40.99%
A Series of Strong Life Stage Series,
Inc.
100 Heritage Reserve
Menomonee Falls, WI 53051

Strong Aggressive Portfolio               Endeavor - Investor - 717,320                              27.40%
A Series of Strong Life State Series,
Inc.
100 Heritage Reserve
Menomonee Falls, WI 53051

Strong Conservative Portfolio             Endeavor - Investor - 349,890                              13.36%
A Series of Strong Life Stage Series,
Inc.
100 Heritage Reserve
Menomonee Falls, WI 53051

U.S. Clearing                             Energy - Investor - 113,203                                11.93%
A Division of Fleet Securities, Inc.
26 Broadway
New York, NY 10004

Charles Schwab & Co., Inc.                Energy - Investor - 88,029                                  8.45%
101 Montgomery Street
San Francisco, CA 94104

Charles B. Levinson                       Energy - Investor - 80,206                                  8.45%
Sara M. Levinson

Name and Address                          Fund/Class/Shares                               Percent of Class
14044 W. Rico Dr.
Sun City West, AZ 85375

Strong Investments, Inc.                  Enterprise - Investor - 1,196,392                           9.82%
100 Heritage Reserve
Menomonee Falls, WI 53051

Charles Schwab & Co., Inc.                Enterprise - Investor - 1,020,554                           8.38%
101 Montgomery Street
San Francisco, CA 94104

U.S. Clearing                             Enterprise - Investor - 901,440                             7.40%
A Division of Fleet Securities, Inc.
26 Broadway
New York, NY 10004

Charles Schwab & Co., Inc.                Enterprise - Advisor - 63,965                              85.07%
101 Montgomery Street
San Francisco, CA 94104

SSBT Trustee/Custodian                    Enterprise - Class K - 1,022,093                           93.84%
C/O Strong Retirement Plan Services
P.O. Box 1408
Milwaukee, WI 53201

Charles Schwab & Co., Inc.                Growth - Investor - 7,633,674                              10.44%
101 Montgomery Street
San Francisco, CA 94104

SSBT Trustee/Custodian                    Growth - Investor - 4,861,116                               6.65%
C/O Strong Retirement Plan Services
P.O. Box 1408
Milwaukee, WI 53201

Charles Schwab & Co., Inc.                Growth - Advisor - 410,904                                 81.40%
101 Montgomery Street
San Francisco, CA 94104

DBTCO FBO Morrison Brothers               Growth - Advisor - 25,633                                   5.08%
P.O. Box 747
Dubuque, IA 52004

Aggressive Portfolio                      Growth - Institutional - 2,782,866                         16.60%
EdVest WI College Savings Program
100 Heritage Reserve
Menomonee Falls, WI 53051

SSBT Trustee/Custodian                    Growth - Institutional - 2,602,411                         15.52%
C/O Strong Retirement Plan Services
P.O. Box 1408
Milwaukee, WI 53201

Name and Address                          Fund/Class/Shares                               Percent of Class
90% Equity Portfolio                      Growth - Institutional - 2,435,737                         14.53%
Tomorrow's Scholar College Savings
Program
100 Heritage Reserve
Menomonee Falls, WI  53051

75% Equity Portfolio                      Growth - Institutional - 1,641,389                          9.79%
Tomorrow's Scholar College Savings
Program
100 Heritage Reserve
Menomonee Falls, WI 53051

Moderate Portfolio                        Growth  - Institutional - 1,448,247                         8.64%
EdVest WI College Savings Program
100 Heritage Reserve
Menomonee Falls, WI 53051

Deutsche Bank Securities, Inc.            Growth - Institutional - 1,200,759                          7.16%
P.O. Box 1346
Baltimore, MD 21203

50% Equity Portfolio                      Growth - Institutional - 1,069,672                          6.38%
Tomorrow's Scholar College Savings
Program
100 Heritage Reserve
Menomonee Falls, WI 53051

Moderate Portfolio                        Growth - Institutional - 838,490                            5.00%
EdVest WI College Savings Program
100 Heritage Reserve
Menomonee Falls, WI 53051

Strong Financial Corporation              Growth - Class C - 7,441                                   26.01%
100 Heritage Reserve
Menomonee Falls, WI 53051

American Enterprise Investment Services   Growth - Class C - 2,060                                    7.20%
P.O. Box 9446
Minneapolis, MN 55440

American Enterprise Investment Services   Growth - Class C - 1,689                                    5.90%
P.O. Box 9446
Minneapolis, MN 55440

American Enterprise Investment Services   Growth - Class C - 1,669                                    5.84%
P.O. Box 9446
Minneapolis, MN 55440

LPL Financial Services                    Growth - Class C - 1,549                                    5.42%
9785 Towne Centre Drive
San Diego, CA 92121

Name and Address                          Fund/Class/Shares                               Percent of Class
SSBT Trustee/Custodian                    Growth - Class K - 2,743,341                               89.93%
C/O Strong Retirement Plan Services
P.O. Box 1408
Milwaukee, WI 53201

SSBT Trustee/Custodian                    Growth - Class K - 307,228                                 10.07%
C/O Strong Retirement Plan Services
P.O. Box 1408
Milwaukee, WI 53201

Charles Schwab & Co., Inc.                Growth 20 - Investor - 1,964,943                           14.18%
101 Montgomery Street
San Francisco, CA 94104

Strong Investments, Inc.                  Growth 20 - Investor - 1,887,259                           13.62%
100 Heritage Reserve
Menomonee Falls, WI 53051

U.S. Clearing                             Growth 20 - Investor - 712,021                              5.14%
A Division of Fleet Securities, Inc.
26 Broadway
New York, NY 10004

Charles Schwab & Co., Inc.                Growth 20 - Advisor - 268,140                              72.67%
101 Montgomery Street
San Francisco, CA 94104

UMB Bank NA                               Growth 20 - Advisor - 44,650                               12.10%
1 SW Security Benefit PL
Topeka, KS 66636

UMB Bank NA                               Growth 20 - Advisor - 30,787                                8.34%
1 SW Security Benefit PL
Topeka, KS 66636

Strong Investments, Inc.                  Growth and Income - Investor - 4,513,518                   16.34%
100 Heritage Reserve
Menomonee Falls, WI 53051

SSBT Trustee/Custodian                    Growth and Income - Investor - 4,205,743                   15.23%
C/O Strong Retirement Plan Services
P.O. Box 1408
Milwaukee, WI 53201

Charles Schwab & Co., Inc.                Growth and Income - Investor - 2,190,197                    7.93%
101 Montgomery Street
San Francisco, CA 94104

Charles Schwab & Co., Inc.                Growth and Income - Advisor - 256,018                      69.07%
101 Montgomery Street
San Francisco, CA 94104

Name and Address                          Fund/Class/Shares                               Percent of Class
FBO Participating Kemflex Plans           Growth and Income - Advisor - 65,848                       17.77%
C/O Kemper Service Company
811 Main Street
Kansas City, MO 64105

SSBT Trustee/Custodian                    Growth and Income - Institutional - 2,011,133              49.78%
C/O Strong Retirement Plan Services
P.O. Box 1408
Milwaukee, WI 53201

Chase Manhattan Bank TTEE                 Growth and Income - Institutional - 633,375                15.68%
Milbank Tweed Hadley
3 Chase Metro Tech Center
Brooklyn, NY 11245

Strong Aggressive Portfolio               Growth and Income - Institutional - 529,755                13.11%
Oregon College Savings Program
100 Heritage Reserve
Menomonee Falls, WI 53051

SSBT Trustee/Custodian                    Growth and Income - Institutional - 374,744                 9.28%
C/O Strong Retirement Plan Services
P.O. Box 1408
Milwaukee, WI 53201

Strong Moderate Portfolio                 Growth and Income - Institutional - 263,042                 6.51%
Oregon College Savings Program
100 Heritage Reserve
Menomonee Falls, WI 53051

SSBT Trustee/Custodian                    Growth and Income - Class K - 699,355                     46.692%
C/O Strong Retirement Plan Services
P.O. Box 1408
Milwaukee, WI 53201

Strong Moderate Portfolio                 Growth and Income - Class K - 343,716                      22.91%
A Series of Strong Life Stage Series,
Inc.
100 Heritage Reserve
Menomonee Falls, WI 53051

Strong Aggressive Portfolio               Growth and Income - Class K - 258,448                      17.23%
A Series of Strong Life Stage Series,
Inc.
100 Heritage Reserve
Menomonee Falls, WI 53051

Strong Conservative Portfolio             Growth and Income - Class K - 168,060                      11.20%
A Series of Strong Life Stage Series,
Inc.
100 Heritage Reserve
Menomonee Falls, WI 53051

U.S. Clearing                             Large Cap Core - Investor - 53,139                         13.91%
A Division of Fleet Securities, Inc.

                                       61

Name and Address                          Fund/Class/Shares                               Percent of Class
26 Broadway
New York, NY 10004

SSBT Trustee/Custodian                    Large Cap Growth - Investor - 2,630,814                     9.34%
C/O Strong Retirement Plan Services
P.O. Box 1408
Milwaukee, WI 53201

Charles Schwab & Co., Inc.                Large Company Growth - Investor - 1,176,385                19.74%
101 Montgomery Street
San Francisco, CA 94104

SSBT Trustee/Custodian                    Large Company Growth - Investor - 1,069,574                17.95%
C/O Strong Retirement Plan Services
P.O. Box 1408
Milwaukee, WI 53201

U.S. Clearing                             Large Company Growth - Investor - 424,980                   7.13%
A Division of Fleet Securities, Inc.
26 Broadway
New York, NY 10004

Charles Schwab & Co., Inc.                Mid Cap Disciplined - Investor - 3,901,639                 20.71%
101 Montgomery Street
San Francisco, CA 94104

Strong Investments, Inc.                  Mid Cap Disciplined - Investor - 2,601,741                 13.81%
100 Heritage Reserve
Menomonee Falls, WI 53051

SSBT Trustee/Custodian                    Mid Cap Disciplined - Investor - 2,565,031                 13.61%
C/O Strong Retirement Plan Services
P.O. Box 1408
Milwaukee, WI 53201

National Investor Services                Mid Cap Disciplined - Investor - 1,329,516                  7.06%
55 Water Street - 32/nd/ Floor
New York, NY 10041

Charles Schwab & Co., Inc.                Multi Cap Value - Investor - 602,743                       15.13%
101 Montgomery Street
San Francisco, CA 94104

Charles Schwab & Co., Inc.                Opportunity - Investor - 8,135,020                         13.12%
101 Montgomery Street
San Francisco, CA 94104

Fidelity Investments                      Opportunity - Investor - 4,401,730                          7.10%
100 Magellan Way #KWIC
Covington, KY 41015

Name and Address                          Fund/Class/Shares                               Percent of Class
Charles Schwab & Co., Inc.                Opportunity - Advisor - 1,538,108                          45.41%
101 Montgomery Street
San Francisco, CA 94104

State Street Bank & Trust Co              Opportunity - Advisor - 1,407,216                          41.55%
200 Newport Ave. EXT #JQ7
North Quincy, MA 02171

SSBT Trustee/Custodian                    Opportunity - Class K - 16,334                             82.81%
C/O Strong Retirement Plan Services
P.O. Box 1408
Milwaukee, WI 53201

Strong Financial Corporation              Opportunity - Class K - 3,391                              17.19%
100 Heritage Reserve
Menomonee Falls, WI  53051

Strong Investments, Inc.                  Overseas - Investor - 4,198,331                            34.87%
100 Heritage Reserve
Menomonee Falls, WI 53051

Aggressive Portfolio                      Overseas - Investor - 1,228,754                            10.20%
EdVest WI College Savings Program
100 Heritage Reserve
Menomonee Falls, WI 53051

Strong Financial Corporation              Overseas - Institutional - 11,635                          77.67%
100 Heritage Reserve
Menomonee Falls, WI 53051

Timothy L. Birkenstock                    Overseas - Institutional - 1,025                            6.85%
Crystal L. Birkenstock
W293 N3923 Round Hill Circle
Pewaukee, WI 53072

Scottrade, Inc.                           Overseas - Institutional - 892                              5.96%
P.O. Box 31759
St. Louis, MO 63131

U.S. Bank NA Custodian                    Overseas - Institutional - 845                              5.64%
William Franklin Little IRA
P.O. Box 10266
Arlington, VA 22210

U.S. Clearing                             Small Company Value - Investor - 662,961                   18.05%
A Division of Fleet Securities, Inc.
26 Broadway
New York, NY 10004

Charles Schwab & Co., Inc.                Small Company Value - Investor - 227,864                    6.21%
101 Montgomery Street
San Francisco, CA 94104

Name and Address                          Fund/Class/Shares                               Percent of Class
U.S. Clearing                             Small/Mid Cap Value - Investor - 165,132                   16.27%
A Division of Fleet Securities, Inc.
26 Broadway
New York, NY 10004

U.S. Bank NA Custodian                    Small/Mid Cap Value - Investor - 104,003                   10.25%
Hector Abueg
2413 Rushcreek PL
Vallejo, CA 94591

Strong Financial Corporation              Small/Mid Cap Value - Investor - 81,250                     8.01%
100 Heritage Reserve
Menomonee Falls, WI 53051

Strong Financial Corporation              Strategic Value - Investor - 50,000                        20.30%
100 Heritage Reserve
Menomonee Falls, WI 53051

U.S. Clearing                             Strategic Value - Investor - 44,342                        18.01%
A Division of Fleet Securities, Inc.
26 Broadway
New York, NY 10004

Victor V. Tose                            Strategic Value - Investor - 33,175                        13.47%
Jo Ann Tose
295 Alder Street
Arroyo Grande, CA  93420

James L. McCormick                        Strategic Value - Investor - 15,847                         6.44%
545 3/rd/ Street
Manhattan Beach, CA 6414

U.S. Clearing                             Technology 100 - Investor - 2,806,683                      10.13%
A Division of Fleet Securities, Inc.
26 Broadway
New York, NY 10004

Charles Schwab & Co., Inc.                Technology 100 - Investor - 1,456,558                       5.26%
101 Montgomery Street
San Francisco, CA 94104

SSBT Trustee/Custodian                    U.S. Emerging Growth - Investor - 1,216,739                19.55%
C/O Strong Retirement Plan Services
P.O. Box 1408
Milwaukee, WI 53201

State Street Bank & Trust Co.             U.S. Emerging Growth - Investor - 775,261                  12.46%
FBO American Family Mutual Ins Co.
105 Rosemont Rd.
Westwood, MA 02090

Name and Address                          Fund/Class/Shares                               Percent of Class

U.S. Clearing                             U.S. Emerging Growth - Investor - 771,360                  12.39%
A Division of Fleet Securities, Inc.
26 Broadway
New York, NY 10004

Charles Schwab & Co., Inc.                U.S. Emerging Growth - Investor - 516,958                   8.31%
101 Montgomery Street
San Francisco, CA 94104

Charles Schwab & Co., Inc.                Value - Investor - 609,930                                 11.94%
101 Montgomery Street
San Francisco, CA 94104

U.S. Clearing                             Value - Investor - 320,931                                  6.28%
A Division of Fleet Securities, Inc.
26 Broadway
New York, NY 10004


Any person owning more than 25% of the Fund's shares may be considered a "controlling person" of the Fund. Accordingly, a controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

                               INVESTMENT ADVISOR


The Fund entered into an Advisory Agreement with Strong Capital Management, Inc. ("Advisor"). Mr. Richard Strong controls the Advisor due to his stock ownership of the Advisor's parent company, Strong Financial Corporation. Ms. Ohm is Assistant Executive Vice President of the Advisor, Mr. Smirl is Senior Counsel, Assistant Executive Vice President, Secretary, and Chief Legal Officer of the Advisor, Mr. Southwell is Associate Counsel and Assistant Secretary of the Advisor, Mr. Widmer is Treasurer of the Advisor, and Mr. Zoeller is Executive Vice President and Chief Financial Officer of the Advisor. As of February 29, 2004, the Advisor had over $36 billion under management.


Effective September 5, 2002, the Advisor succeeded Rockhaven Asset Management, LLC as the investment advisor for the Rockhaven Premier Dividend Fund. When the Rockhaven Premier Dividend Fund was acquired by the Large Company Growth Fund on September 16, 2002, the Advisor continued as the investment advisor for the Large Company Growth Fund.

Under the terms of the Advisory Agreement, the Advisor manages the Fund's investments subject to the supervision of the Fund's Board. The Advisor is responsible for investment decisions and supplies investment research and portfolio management. The Advisory Agreement authorizes the Advisor to delegate its investment advisory duties to a subadvisor in accordance with a written agreement under which the subadvisor would furnish such investment advisory services to the Advisor. In that situation, the Advisor continues to have responsibility for all investment advisory services furnished by the subadvisor under the subadvisory agreement. At its expense, the Advisor provides office space and all necessary office facilities, equipment, and personnel for servicing the investments of the Fund. The Advisor places all orders for the purchase and sale of the Fund's portfolio securities at the Fund's expense.


Except for expenses assumed by the Advisor, as set forth above, or by Strong Investments, Inc. ("Distributor") with respect to the distribution of the Fund's shares, the Fund is responsible for all its other expenses, including, without limitation, interest charges, taxes, insurance, brokerage commissions, and similar expenses; distribution and shareholder servicing expenses; expenses of issue, sale, repurchase, or redemption of shares; expenses of registering or qualifying shares for sale with the states and the SEC; expenses for printing and distribution of prospectuses to existing shareholders; charges of custodians (including fees as custodian for keeping books and similar services for the Fund), transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, and clerical services related to recordkeeping and shareholder relations; printing of stock certificates; fees for Directors and officers who are not "interested persons" of the Advisor if any; expenses of indemnification; extraordinary expenses; and costs of shareholder and director meetings.

The Advisory Agreement has an initial term of two years and, thereafter, is required to be approved annually by either the Board or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). In either case, each annual renewal must be approved by the vote of a majority of the Fund's Directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable, without penalty, on 60 days' written notice by the Board, by vote of a majority of the Fund's outstanding voting securities, or by the Advisor, and will terminate automatically in the event of its assignment.






The Board last reviewed the Advisory Agreement for each Fund, on April 30, 2004. In its review, the Board was provided materials relating to, and considered and evaluated, with respect to each Fund, (i) the terms of the Advisory Agreement, including the nature and scope of services to be provided to the Fund by the Advisor, the structure and rates of the investment advisory fees to be charged for those services, and the extent to which those fees include breakpoints or otherwise appropriately reflect economies of scale that may be realized by the Advisor; (ii) the fees and expenses that would be paid by the Fund as compared to the fees and expenses paid by similar funds managed by other investment advisers; (iii) the management fee rates and payment arrangements, (iv) the historical investment performance of each Fund, as compared to the performance of other funds currently available in the market not advised or managed by the Advisor, but having a similar investment focus and asset composition; (v) the type and scope of services that historically have been provided to the Fund by the Advisor and the ability of the Advisor to continue to provide high quality investment advisory services to the Fund, in light of the experience and qualifications of the Advisor and its personnel, the Advisor's financial condition and the terms of the Advisory Agreement, and (vi) the current and projected profitability of the Advisor and other benefits that may be received by the Advisor or its affiliates as a result of serving as Advisor to the Fund (including soft dollar benefits received by the Advisor in addition to its management fee), both under the current and proposed revised management agreements and in light of other fees and expenses that would be paid by the Fund to the Advisor or to affiliates of the Advisor. On the basis of its review and analysis of the foregoing information, the Board found that the terms of the Advisory Agreement were fair and reasonable and in the best interest of shareholders.






On May 4, 2001, for the Asia Pacific, Dow 30 Value, Overseas, Technology 100, and Value Funds, the Board of each Fund determined that certain administrative services provided by the Advisor under the then-current Advisory Agreement should be provided pursuant to a separate administration agreement, which would more clearly delineate the nature of the administrative services to be provided and the cost to the Fund associated with those administrative services. The Board also approved an amendment to the Advisory Agreement ("Amended Advisory Agreement") that would remove all references in the Advisory Agreement regarding the provision of administrative services and approved the adoption of a separate administration agreement with the Advisor. The advisory and administrative services provided under the Amended Advisory Agreement and the administration agreement for the then-existing class of shares is, at a minimum, the same services as those provided under the then-current Advisory Agreement for the then-existing class of shares, and the quality of those services is the same. As a result of these arrangements, the management fee paid by each Fund was reduced by 0.25% of the average daily net asset value of the Fund. The Institutional Class shares of the Overseas Fund were not affected by these advisory and administrative arrangements because these classes of shares were first offered for sale on December 31, 2002.



On May 4, 2001, the Board approved the following changes to the Amended Advisory Agreement for each Fund except the Discovery, Endeavor, Large Company Growth, Multi Cap Value, Small Company Value, Small/Mid Cap Value, and Strategic Value Funds. The changes were approved by shareholders on July 20, 2001, for each Fund except for the Mid Cap Disciplined Fund, and on July 30, 2001, for the Mid Cap Disciplined Fund. Under the revised Advisory Agreement, the management fee is calculated using breakpoints, which provide for lower management fees on Fund net assets above specified asset levels for each Fund except the Balanced, Blue Chip, Dow 30 Value, Growth and Income, and Large Cap Growth Funds. The specific asset levels at which management fees are reduced are described below. The revised Advisory Agreement eliminated a 2% cap on expenses, which had been included in the Amended Advisory Agreement under a state law requirement that has since been repealed. In addition, under the revised Advisory Agreement, the management fee may be accrued and payable daily, while under the Amended Advisory Agreement the management fee was accrued and payable monthly. The Advisor reserves the right, however, to receive payment of the management fee on a less frequent basis at its discretion.

Prior to May 14, 2001, under an investment advisory agreement between the Multi Cap Value Fund and Strong Schafer Capital Management, LLC ("SSCM"), previously located at 103 Spinnaker Lane, Jupiter, Florida 33477, SSCM served as the investment advisor for the Fund. SSCM was an investment advisory firm formed in 1997 by Schafer Capital Management, Inc. ("Schafer Capital") and the Advisor pursuant to a Limited Liability Company Agreement dated as of September 7, 1997 (the "LLC Agreement"). The LLC Agreement provided the Advisor with an option to purchase Schafer Capital's interest in SSCM commencing January 10, 2001 and for eighteen months thereafter. On January 10, 2001, the Advisor notified Schafer Capital of the exercise of this option, subject to all necessary approvals, including those of the Schafer Board and shareholders of the Fund.

On September 13, 2001, the Board of the Dividend Income Fund approved the following changes to its Advisory Agreement, which were approved by shareholders of the Dividend Income Fund on December 7, 2001. The annual advisory fee increased by a maximum of 0.20% to account for the change in the Fund's investment strategy from a non-diversified, utilities fund to a diversified large-cap, value fund. However, the revised Advisory Agreement still includes breakpoints, whereby the annual advisory fee paid by the Fund decreases on Fund net assets above certain asset levels (see table below). In addition, the increase in the annual advisory fee may be lower than 0.20% if the fees paid by the Advisor to Reaves are reduced pursuant to the terms of the revised Subadvisory Agreement (see "Investment Subadvisor" section below).

As compensation for its advisory services, the Fund pays to the Advisor a management fee at the annual rate specified below of the average daily net asset value of the Fund. From time to time, the Advisor may waive all or a portion of its management fee and may absorb expenses for the Fund.

             Fund                           Current Annual Rate
------------------------------------------------------------------------------

Asia Pacific Fund                      0.75% (1.00% prior to 7/23/01)
Balanced Fund                     0.60% on the first $35 million of assets;
                                       0.55% on all assets thereafter
Blue Chip Fund                                      0.50%
Discovery Fund                                      0.75%
Dividend Income Fund             0.70%/(1)/ (0.50% for assets under $4 billion;
                                  0.475% for the next $2 billion in assets; and
                                    0.45% for assets of $6 billion and above
                                              prior to 12/8/01 and
                                           0.50% 2/29/00 to 7/23/01)
Dow 30 Value Fund                        0.55% (0.80% prior to 7/23/01)
Endeavor Fund                                       0.75%
Enterprise Fund                                     0.75%
Energy Fund                                         0.75%
Growth Fund                                         0.75%
Growth 20 Fund                                      0.75%
Growth and Income Fund                              0.55%
Large Cap Core Fund                                 0.75%
Large Cap Growth Fund             0.60% on the first $35 million of assets;
                                       0.55% on all assets thereafter
Large Company Growth Fund                           0.75%
Mid Cap Disciplined Fund                            0.75%
Multi Cap Value Fund                                0.75%
Opportunity Fund                                    0.75%
Overseas Fund                          0.75% (1.00% prior to 7/23/01)
Small Company Value Fund                            0.75%
Small/Mid Cap Value                                 0.75%
Strategic Value Fund                                0.75%
Technology 100 Fund                    0.75% (1.00% prior to 7/23/01)
U.S. Emerging Growth Fund                           0.75%
Value Fund                             0.75% (1.00% prior to 7/23/01)

/(1)/ The annual advisory fee actually paid by the Dividend Income Fund may be lower than these figures. See "Investment Subadvisor" section below.

/(2)/ While the Fund's predecessor, the Rockhaven Premier Dividend Fund, began operations on November 3, 1997, because the Fund commenced operations on September 16, 2002, the Fund did not previously pay any management fees.

/(3)/ Pursuant to the prior advisory agreement between the Fund and SSCM.

In addition, each Fund, except the Balanced, Blue Chip, Discovery, Dow 30 Value, Growth and Income, Large Cap Growth, and Multi Cap Value Funds, is subject to the following breakpoint schedule.

                                        Current Annual Management Fee Rate
-------------------------------------------------------------------------------
                                             Average Daily Net Assets
-------------------------------------------------------------------------------

                                    For Assets    For the Next     For Assets
                                       Under       $2 Billion      $6 Billion
Fund                                $4 Billion       Assets        and Above

-------------------------------------------------------------------------------


Asia Pacific Fund                          0.75%         0.725%            0.70%
Dividend Income Fund/(1)/                  0.70%         0.675%            0.65%
Endeavor Fund                              0.75%         0.725%            0.70%
Energy Fund                                0.75%         0.725%            0.70%
Enterprise Fund                            0.75%         0.725%            0.70%
Growth Fund                                0.75%         0.725%            0.70%
Growth 20 Fund                             0.75%         0.725%            0.70%
Large Cap Core Fund                        0.75%         0.725%            0.70%
Large Company Growth Fund                  0.75%         0.725%            0.70%
Mid Cap Disciplined Fund                   0.75%         0.725%            0.70%
Opportunity Fund                           0.75%         0.725%            0.70%
Overseas Fund                              0.75%         0.725%            0.70%
Technology 100 Fund                        0.75%         0.725%            0.70%
Small Company Value Fund                   0.75%         0.725%            0.70%
Small/Mid Cap Value Fund                   0.75%         0.725%            0.70%
Strategic Value Fund                       0.75%         0.725%            0.70%
U.S. Emerging Growth Fund                  0.75%         0.725%            0.70%
Value Fund                                 0.75%         0.725%            0.70%

/(1)/ The annual advisory fee actually paid by the Dividend Income Fund may be lower than these figures. See "Investment Subadvisor" section below.

The Fund paid the following management fees for the time periods indicated:

                                     Management                  Management Fee
      Fiscal Year Ended                Fee($)       Waiver($)    After Waiver($)
--------------------------------------------------------------------------------

Asia Pacific Fund
12/31/01                                390,885              0           390,885
12/31/02                                473,170         32,683           440,487
12/31/03                                452,869         79,049           373,820
Balanced Fund
12/31/01                              1,836,811              0         1,836,811
12/31/02                              1,384,435              0         1,384,435
12/31/03                              1,200,958              0         1,200,958
Blue Chip Fund

12/31/01                              2,031,450              0         2,031,450
12/31/02                              1,337,902              0         1,337,902
12/31/03                                883,114              0           883,114
Discovery Fund
12/31/01                              1,182,418              0         1,182,418
12/31/02                              1,091,236              0         1,091,236
12/31/03                              1,126,171              0         1,126,171
Dividend Income Fund
12/31/01                              1,373,771              0         1,373,771
12/31/02                              1,107,444          5,309         1,102,135
12/31/03                                884,619              0           884,619
Dow 30 Value Fund
12/31/01                                845,405              0           845,405
12/31/02                                538,216              0           538,216
12/31/03                                471,262              0           471,262
Endeavor Fund/(1)/
12/31/01/(2)/                            29,364              0            29,364
12/31/02                                 35,572            588            34,984
12/31/03                                 33,638         13,203            20,435
Energy Fund
12/31/01                                124,298              0           124,298
12/31/02                                121,045              0           121,045
12/31/03                                 95,210              0            95,210
Enterprise Fund
12/31/01                              3,183,290              0         3,183,290
12/31/02                              2,224,861              0         2,224,861
12/31/03                              1,952,745              0         1,952,745
Growth Fund
12/31/01                             18,353,322              0        18,353,322
12/31/02                             12,947,027              0        12,947,027
12/31/03                             12,665,137              0        12,665,137
Growth 20 Fund
12/31/01                              3,727,841              0         3,727,841
12/31/02                              1,954,310              0         1,954,310
12/31/03                              1,994,898              0        12,994,898

Growth and Income Fund

12/31/01                              5,471,302              0         5,471,302
12/31/02                              4,512,907              0         4,512,907
12/31/03                              4,153,648              0         4,153,648
Large Cap Core Fund
12/31/01                                 40,936              0            40,936
12/31/02                                 35,781          1,110            34,671
12/31/03                                 30,096         12,695            17,401
Large Cap Growth Fund
12/31/01                              6,329,515              0         6,329,515
12/31/02                              4,158,101              0         4,158,101
12/31/03                              3,503,970              0         3,503,970
Large Company Growth Fund/(3)/
12/31/02/(4)/                            50,436         20,247            30,189
12/31/03                                330,393         41,342           289,051
Mid Cap Disciplined Fund
12/31/01                                399,453              0           399,453
12/31/02                              1,138,558              0         1,138,558
12/31/03                              1,908,727              0         1,908,727
Multi Cap Value Fund
9/30/01/(5)/                          3,409,033              0         3,409,033
12/31/01/(6)/                           630,387              0           630,387
12/31/02                              2,113,060              0         2,113,060
12/31/03                              1,682,759              0         1,682,759
Opportunity Fund
12/31/01                             26,878,610              0        26,878,610
12/31/02                             24,174,012              0        24,174,012
12/31/03                             20,914,722              0        20,914,722
Overseas Fund
12/31/01                                272,911              0           272,911
12/31/02                                391,754         84,516           307,238
12/31/03                                981,473              0           981,473
Small Company Value Fund/(7)/
12/31/02/(8)/                            35,408         22,788            12,620
12/31/03                                130,571          6,757           123,814

Small/Mid Cap Value Fund/(7)/
12/31/02/(8)/                            13,251          8,478             4,773
12/31/03                                 33,531          8,106            25,425
Strategic Value Fund/(7)/
12/31/02/(8)/                             5,259          2,759             2,500
12/31/03                                  9,908          8,974               934
Technology 100 Fund
12/31/01                              1,580,569              0         1,580,569
12/31/02                              1,078,967        529,872           549,095
12/31/03                              1,154,016        343,051           810,965
U.S. Emerging Growth Fund
12/31/01                                670,330              0           670,330
12/31/02                                567,033              0           567,033
12/31/03                                610,078              0           610,078
Value Fund
12/31/01                                460,250              0           460,250
12/31/02                                344,322              0           344,322
12/31/03                                374,428              0           374,428


/(1)/ Commenced operations on April 6, 2001.
/(2)/ For the eight-month fiscal period ended December 31, 2001.
/(3)/ While the Fund's predecessor, the Rockhaven Premier Dividend Fund, began operations on November 3, 1997, because the Fund commenced operations on September 16, 2002, it did not previously pay any management fees.
/(4)/ For the three-month fiscal period ended December 31, 2002.
/(5)/ From October 1, 2000, to May 13, 2001, $2,368,682 was paid to SSCM. From May 14, 2001, to September 30, 2001, $1,040,351 was paid to the Advisor.
/(6)/ For the three-month fiscal period ended December 31, 2001.
/(7)/ Commenced operations on March 28, 2002.
/(8)/ For the nine-month fiscal period ended December 31, 2002.


Administrative Proceedings
On July 12, 1994, the SEC filed an administrative action ("Order") against the Advisor, Mr. Strong, and another employee of the Advisor in connection with conduct that occurred between 1987 and early 1990. In re Strong/Corneliuson Capital Management, Inc., et al. Admin. Proc. File No. 3-8411. The proceeding was settled by consent without admitting or denying the allegations in the Order. The Order found that the Advisor and Mr. Strong aided and abetted violations of Section 17(a) of the 1940 Act by effecting trades between mutual funds, and between mutual funds and Harbour Investments Ltd. ("Harbour"), without complying with the exemptive provisions of SEC Rule 17a-7 or otherwise obtaining an exemption. It further found that the Advisor violated, and Mr. Strong aided and abetted violations of, the disclosure provisions of the 1940 Act and the Investment Advisers Act of 1940 by misrepresenting the Advisor's policy on personal trading and by failing to disclose trading by Harbour, an entity in which principals of the Advisor owned between 18 and 25 percent of the voting stock. As part of the settlement, the respondents agreed to a censure and a cease and desist order and the Advisor agreed to various undertakings, including adoption of certain procedures and a limitation for six months on accepting certain types of new advisory clients.

On June 6, 1996, the Department of Labor ("DOL") filed an action against the Advisor for equitable relief alleging violations of the Employee Retirement Income Security Act of 1974 ("ERISA") in connection with cross trades that occurred between 1987 and late 1989 involving certain pension accounts managed by the Advisor. Contemporaneous with this filing, the Advisor, without admitting or denying the DOL's allegations, agreed to the entry of a consent judgment resolving all matters relating to the allegations. Reich v. Strong Capital Management, Inc. (U.S.D.C. E.D. WI) ("Consent Judgment"). Under the terms of the Consent Judgment, the Advisor agreed to reimburse the affected accounts a total of $5.9 million. The settlement did not have any material impact on the Advisor's financial position or operations.

Code of Ethics
The Fund, the Advisor, and the Distributor have adopted a Code of Ethics ("Code") that governs the personal trading activities of all "Access Persons" of the Advisor and the Distributor. Access Persons include every Director and officer of the Advisor, the Distributor, and the investment companies managed by the Advisor, including the Fund, as well as certain employees of the Advisor and the Distributor who have access to information relating to the purchase or sale of securities by the Advisor on behalf of accounts managed by it. The Code is based upon the principle that such Access Persons have a fiduciary duty to place the interests of the Fund and the Advisor's and Distributor's other clients ahead of their own.

The Code requires Access Persons (other than Access Persons who are disinterested directors of the investment companies managed by the Advisor, including the Fund) to, among other things, preclear their securities transactions (with limited exceptions, such as transactions in shares of mutual funds, gifting or transferring securities, direct obligations of the U.S. Government, and certain options on broad-based securities market indexes) and to execute such transactions through the Advisor's trading department. The Code, which applies to all Access Persons (other than Access Persons who are disinterested directors of the investment companies managed by the Advisor, including the Fund), includes a ban on acquiring any securities in an initial public offering, other than a new offering of a registered open-end investment company, and a prohibition from profiting on short-term trading in securities. In addition, no Access Person may purchase or sell any security that is contemporaneously being purchased or sold, or to the knowledge of the Access Person, is being considered for purchase or sale, by the Advisor on behalf of any mutual fund or other account managed by it. Finally, the Code provides for trading "black out" periods of seven calendar days, prior to and after the trade, during which time Access Persons may not trade in securities that have been purchased or sold by any client for which the Advisor serves as an investment advisor or subadvisor, renders investment advice, makes investment decisions, or places orders through its Trading Department. Exceptions to the requirements of the Code of Ethics are to be handled on a case-by-case basis and will only be granted if the proposed conduct involves negligible opportunity for abuse.


The Fund has also adopted a Senior Officers' Code of Ethics (the "Officers' Code") to encourage its principal executive officers, senior financial officers, and persons performing a similar function ("Senior Officers") to act in a manner consistent with the highest principles of ethical conduct. The Senior Officers are responsible for conducting the Fund's business in a manner that demonstrates a commitment to the highest standards of integrity. The purposes of the Officers' Code are to promote:

     . Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
     . Full, fair, accurate, timely, and understandable disclosure in reports and documents that the Fund files with, or submits to, the SEC and in other public communications the Fund makes;
     . Fund compliance with applicable governmental laws, rules and regulations;
     . The prompt internal reporting to an appropriate person identified in the Officers' Code of violations of this Officer's Code; and
     .  Accountability for adherence to this Officers' Code.

Services
The Advisor offers investment advisory services to mutual funds, qualified pension and profit sharing plans, other qualified and non-qualified retirement plans, insurance companies, corporations, banks, partnerships, charitable foundations and other charitable organizations, and high net worth individuals, families and trusts. The Advisor also serves as the Collateral Manager for the issuers of a limited number of Collateralized Debt Obligations (CDOs). CDOs are generally private offerings of tranches of investment-grade debt securities that are secured by a portfolio of either investment-grade or non-investment-grade debt obligations (collateral debt securities). The Advisor also serves as program manager to Qualified Tuition Programs established under Section 529 of the IRC ("College Savings Plan"). A College Savings Plan is generally a tax-advantaged trust created by a state in order to allow individuals to save for qualified higher education expenses.

The Advisor offers two programs of custom portfolio management: Strong Advisor and Strong Private Client. Strong Advisor is designed to help individual investors invest in a portfolio of Strong Funds and certain other unaffiliated mutual funds. Strong Private Client is designed to help investors invest in a portfolio of stocks, bonds, Strong Funds, and other unaffiliated mutual funds. The Advisor, on behalf of participants in the Strong Advisor and Strong Private Client programs (individually or collectively a "Strong Program"), may invest a portion of the Strong Program's assets in any one Strong Fund, which in the case of a smaller Strong Fund, could represent a material portion of the Fund's assets. In such cases, a decision by the Advisor to redeem the Strong Program's investment in the Fund on short notice could raise a potential conflict of interest for the Advisor, between the interests of participants in the Strong Program and of the Fund's other shareholders.

The Advisor also currently offers three non-discretionary advice and recommendation services: Strong Financial Navigator, Strong Planning for Retirement, and Strong Retirement Income Planner. Please request the Advisor's Form ADV for additional information about these programs. The programs are subject to change.

While the Advisor's policies are designed to ensure that over time similarly-situated clients receive similar treatment to the maximum extent possible, because of the range of the Advisor's clients, the Advisor may give advice and take action with respect to one account that may differ from the advice given, or the timing or nature of action taken, with respect to another account (this includes actions taken by the Advisor and its principals and associates with respect to their personal securities transactions, to the extent permitted by and consistent with the Code). For example, the Advisor may use the same investment style in managing two accounts, but one may have a shorter-term horizon and accept high turnover while the other may have a longer-term investment horizon and desire to minimize turnover. If the Advisor reasonably believes that a particular security may provide an attractive opportunity due to short-term volatility but may no longer be attractive on a long-term basis, the Advisor may cause accounts with a shorter-term investment horizon to buy the security at the same time it is causing accounts with a longer-term investment horizon to sell the security.





Disclosure of Fund Portfolio Holdings

The Advisor makes available to the public Strong mutual fund portfolio holdings monthly, following a one-month lag. This information may include one or more of the following: the name of the security, an indication of position size or month-end valuation, or other descriptive characteristics reasonably requested.



In the course of the normal operation of its investment advisory business, the Advisor may release and discuss portfolio holdings with broker/dealers and custodians.



The Advisor will not disclose any additional or more frequent mutual fund holdings information except as required by law or as is consistent with the best interest of the Funds' shareholders for legitimate business purposes and approved in advance by the firm's chief compliance officer or chief legal officer.


For more complete information about the Advisor, including its services, investment strategies, policies, and procedures, please call 1-800-368-3863 and ask for a copy of Part II of the Advisor's Form ADV.

Proxy Voting Policies and Procedures


The following summary describes how the Advisor , as investment adviser to the Strong Family of Funds, generally intends to vote on proxy issues for the securities held in Fund portfolios. The Advisor has been delegated the right and the obligation to vote proxies relating to the Funds' portfolio securities, subject to the oversight of the Board. In addition, the Advisor is responsible for establishing proxy voting policies and procedures, and reviewing and updating them as necessary.

General Principle.
The Advisor votes any proxy or other beneficial interest in an equity security prudently and solely in the best long-term economic interest of advisory clients and their beneficiaries, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

The Proxy Committee.
The Advisor has established a Proxy Committee that meets as needed to administer, revise, and update the Proxy Voting Policy. In addition, the Proxy Committee meets when necessary to discuss and determine the votes for issues that do not fall into a category described in the Proxy Voting Policy, applying the general principles noted above. For issues that do not fall within predetermined voting guidelines, the Proxy Committee or its delegates may consult with the Portfolio Manager (or a member of the Portfolio Manager's investment team) of the account holding the relevant security for assistance in determining how to cast the vote.

Process.
In order to apply the general policy noted above in a timely and consistent manner, the Proxy Committee has delegated its voting authority to a third-party voting service ("Voting Delegate"). Subject to the oversight of the Proxy Committee, the Voting Delegate follows the written voting guidelines provided by the Advisor. The Voting Delegate reviews the issues on each voting ballot and itemizes them according to the written voting guidelines. Based on the standing instructions given by the Advisor to the Voting Delegate regarding how to vote, the Voting Delegate places and records the votes. When the voting policy relating to a specific issue is not clearly defined in the written voting guidelines, the Voting Delegate refers the vote decision to the Advisor for review.

Routine Corporate Administrative Items.
The Advisor generally is willing to vote with management on matters of a routine administrative nature. The Advisor believes management should be allowed to make those decisions that are essential to the ongoing operation of the company and which are not expected to have a major economic impact on the corporation and its shareholders. Examples of issues on which the Advisor will normally vote with management's recommendation include:

..  Appointment or election of auditors;
.. Increases in authorized common or preferred shares (unless management intends to use the additional shares to implement a takeover defense, in which case the proposal will be analyzed on a case-by-case basis);
..  Routine election or re-election of unopposed directors;
..  Director's liability and indemnification;
.. Incentive plans, restricted stock plans and bonus plans, when 10% or fewer of the outstanding shares have been allocated to the company's incentive plans, provided, however, the Proxy Committee may approve an allocation over 10% when the members believe such higher percentage is in the best interest of the Advisor's advisory clients given the facts and circumstances surrounding the proposal including, for example, whether a particular industry traditionally requires a company to allocate a higher percentage in order to be competitive;
.. Stock option plans, when 10% or fewer of the outstanding shares have been allocated to the company's plans, (including subsidiary plans, share option and share award plans, equity incentive plans and share options), provided, however, the Proxy Committee may approve an allocation over 10% when the members believe such higher percentage is in the best interest of the Advisors' advisory clients given the facts and circumstances surrounding the proposal including, for example, whether a particular industry traditionally requires a company to allocate a higher percentage in order to be competitive;
..  Employee stock purchase or ownership plans;
..  Name changes; and
..  The time and location of the annual meeting.

The Advisor generally opposes minimum share ownership requirements for directors because the Advisor feels that a director can serve a company well regardless of the extent of his or her share ownership.

The Advisor generally abstains from voting for an item denoting "such other business as may come before the meeting" because the Advisor will not vote "for" or "against" issues of which it is not aware.

Special Interest Issues.
While there are many social, religious, political, and other special interest issues that are worthy of public attention, the Advisor believes that the burden of social responsibility generally rests with management. Because the Advisor's primary responsibility in voting proxies is to provide for the greatest long-term shareholder value, the Advisor is generally opposed to special interest proposals that involve an economic cost to the corporation or that restrict the freedom of management to operate in the best interest of the corporation and its shareholders. Accordingly, the Advisor will vote with management's recommendation on issues such as:

..  Restrictions on military contracting;
..  Restrictions on the marketing of controversial products;
..  Restrictions on corporate political activities;
..  Restrictions on charitable contributions;
..  Restrictions on doing business with foreign countries;
..  A general policy regarding human rights;
..  A general policy regarding employment practices;
..  A general policy regarding animal rights;
..  A general policy regarding nuclear power plants;
..  Compensation plans; and
..  Rotating the location of the annual meeting among various cities.

Resolving Material Conflicts of Interest.
The SEC rule describes a potential conflict of interest as occurring when there is a vote between the interests of Fund shareholders, on the one hand, and those of the Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor, or principal underwriter, on the other.

To eliminate or minimize material conflicts of interest, the Advisor may follow one or more of the following procedures: a) use predetermined voting guidelines,
b) use the recommendations of an independent third party, or c) refer conflicts of interest to the Proxy Committee for a decision.

Proxy Voting Record Retention.
The Advisor retains the following records for a minimum of five years: (1) proxy voting policies and procedures; (2) proxy statements; (3) records of votes cast on behalf of clients; (4) records of clients' requests for proxy voting information; and (5) any documents prepared on behalf of the Advisor that were material in making the decision on how to vote.

After August 31, 2004, an annual record of all proxy votes cast for the Fund during the most recent 12-month period ended June 30 can be obtained (1) without charge, upon request, by calling 1-800-368-3863, and (2) on the SEC's website at www.sec.gov, filed on form N-PX.


                              INVESTMENT SUBADVISOR

Dividend Income Fund

The Advisor has entered into a Subadvisory Agreement with W.H. Reaves & Co., Inc. ("Reaves") with respect to the Dividend Income Fund. Under the terms of the Subadvisory Agreement, Reaves furnishes investment advisory and portfolio management services to the Fund with respect to its investments. Reaves is responsible for decisions to buy and sell the Fund's investments and all other transactions related to investments and the negotiation of brokerage commissions, if any, except that the Advisor is responsible for managing the cash equivalent investments maintained by the Fund in the ordinary course of its business and which, on average, are expected to equal approximately five to seven percent of the Fund's total assets. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. However, because Reaves is a member of the New York Stock Exchange ("NYSE"), it is anticipated that Reaves will directly effect purchases and sales of securities on the NYSE and be paid a commission for such services commensurate with the commissions charged by unaffiliated brokers in arm's length transactions. (See "Portfolio Transactions and Brokerage.") During the term of the Subadvisory Agreement, Reaves will bear all expenses incurred by it in connection with its services under the Subadvisory Agreement.

The Subadvisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days written notice to Reaves. The Subadvisory Agreement may also be terminated by the Advisor for breach upon 20 days notice, immediately in the event that Reaves becomes unable to discharge its duties and obligations, and upon 60 days notice for any reason. The Subadvisory Agreement may be terminated by Reaves upon 180 days notice for any reason. The Subadvisory Agreement will terminate automatically in the event of its unauthorized assignment.

Prior to December 8, 2001, the Subadvisory Agreement required the Advisor, not the Fund, to pay Reaves a fee, based on the Fund's average daily net asset value, computed and paid monthly, at an annual rate of (i) 0.50% of the first $200 million of the Fund's net assets, (ii) 0.30% of the Fund's net assets over $200 million and up to $1.0 billion, (iii) 0.375% of the Fund's net assets over $1.0 billion and up to $1.5 billion, and (iv) 0.30% of the Fund's net assets over $1.5 billion. Reaves's fee was reduced by 50% of any payments the Advisor was obligated to make to third party financial intermediaries for various administrative services such third party intermediaries provide for the Fund's shareholders who invest through them.


The continuation of the Subadvisory Agreement was last approved by the Board on April 30, 2004. In its review, the Board was provided materials relating to and considered and evaluated, with respect to the Fund, (i) the terms of the Subadvisory Agreement; (ii) the fees and expenses that would be paid by the Fund as compared to the fees and expenses paid by similar funds managed by other investment advisers; and (iii) the historical investment performance of the Fund, as compared to the performance of other funds currently available in the market not advised or managed by Reaves, but having a similar investment focus and asset composition. On the basis of its review and analysis of the foregoing, the Board found that the terms of the Subadvisory Agreement were fair and reasonable and in the best interest of shareholders.



The Board of the Dividend Income Fund approved the following changes to the Subadvisory Agreement, on September 13, 2001, which were approved by shareholders of the Dividend Income Fund on December 7, 2001. The revised Subadvisory Agreement requires the Advisor, not the Fund, to pay Reaves a fee, based on the Fund's average daily net asset value, computed and paid monthly, at an annual rate of (i) 0.585% of the first $200 million of the Fund's net assets,
(ii) 0.36% on the next $100 million of assets between $200 million and $300 million; (iii) 0.27% on the next $300 million of assets between $300 million and $600 million; (iv) 0.225% on the next $200 million of assets between $600 million and $800 million; (v) 0.18% on the next $200 million of assets between $800 million and $1.0 billion; (vi) 0.16% on the next $500 million of assets between $1.0 billion and $1.5 billion; (vii) 0.135% on the next $500 million of assets between $1.5 billion and $2.0 billion; (viii) 0.115% on the next $500 million of assets between $2.0 billion and $2.5 billion; and (ix) 0.09% on assets over $2.5 billion. These fees are subject to adjustment upward or downward depending on the Fund's performance measured against a benchmark (the "Benchmark"). The Benchmark will be 90% of the performance of the Russell 1000 Value Index. Specifically, Reaves will be paid a fee that is 11% higher (rounded to the nearest two decimal places) than the fees listed above if the Fund's performance during a rolling twelve month period, determined at the end of each month, is equal to or greater than the performance of the Benchmark. However, if the Fund's performance is less than the performance of the Benchmark for the same calculation period, then Reaves will be paid a fee that is 11% less (rounded to the nearest two decimal places) than the fees listed above. If Reaves meets this performance criteria, the Fund's annual advisory fee is not adjusted. If Reaves does not meet this performance criteria, the Fund's annual advisory fee shall be reduced by an amount equal to the difference between the fee Reaves would have been paid had the performance criteria been met, and the actual fee paid to Reaves. During the first year of the revised Subadvisory Agreement, there was less than twelve months of performance for the Fund under its new investment strategy. Therefore, for purposes of determining the fee paid to Reaves during the first year, the Fund's performance was compared to the Benchmark's performance for the cumulative number of months from the inception of the revised Subadvisory Agreement to the end of each calculation month. Under the new Subadvisory Agreement, the Advisor and Subadvisor shall share, in proportion to the fees they receive under their respective Fund advisory or subadvisory agreement, in the amount of payments the Advisor is obligated to make to third party intermediaries who provide various administrative services for Fund shareholders who invest through them.


Reaves received the following subadvisory fees from the Advisor for the time periods indicated.

Fiscal Year Ended    Subadvisory Fee ($)
----------------------------------------

    12/31/01                   1,104,823
    12/31/02                   1,085,772
    12/31/03                     829,330

Reaves has also adopted a Code of Ethics (Reaves' Code), which governs the personal trading activities of all employees of Reaves. Reaves' Code is based upon the principal that employees must avoid serving their own personal interests ahead of the interests of the clients.


Reaves' Code permits employees to invest in securities, including securities held by the Fund, subject to specific conditions. Trades for all personal and related accounts will be approved on a trade by trade basis prior to the order being placed. The trade will only be approved if the security is not held by the Fund or if it already has an established position in the Fund's portfolio. The trade will not be approved when the security is in the process of being established in, or liquidated from, the Fund's portfolio. Under no condition will an employee receive a better price on a security than the Fund receives on orders placed on the same day. All short-term trades for personal or related accounts with a holding period of less than 60 days (Short-Term Trades) must be reviewed by the Compliance Officer. Reaves' Code also provides several situations in which employees are prohibited from investing in securities. Portfolio managers and research analysts taking same direction transactions for their personal or related accounts (within his or her sector of responsibility) within seven calendar days of the establishment or liquidation of a position in the same security, or equivalent security, by an advisory account is prohibited, as well as Short-Term Trades. In addition, an employee who is a trader in a stock in which the firm is a market maker may not purchase or sell, for his or her personal or related account, any security in which he or she makes a market or any related financial instrument.





Energy Fund

The Advisor has entered into a Subadvisory Agreement with Scarborough Investment Advisers, LLC ("Scarborough") with respect to the Energy Fund. Under the terms of the Subadvisory Agreement, Scarborough furnishes investment advisory and portfolio management services to the Fund with respect to its investments. Scarborough is responsible for decisions to buy and sell the Fund's investments and all other transactions related to investment and the negotiation of brokerage commissions, if any, except that the Advisor is responsible for managing the cash equivalent investments maintained by the Fund in the ordinary course of its business and which, on average, are expected to equal approximately five percent of the Fund's total assets. During the term of the Subadvisory Agreement, Scarborough will bear all expenses incurred by it in connection with its services under the Subadvisory Agreement.


The Subadvisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days written notice to Scarborough. The Subadvisory Agreement may also be terminated by the Advisor for breach upon 20 days notice, immediately in the event that Scarborough becomes unable to discharge its duties and obligations, and upon 60 days notice for any reason. The Subadvisory Agreement may be terminated by Scarborough upon 180 days notice for any reason. The Subadvisory Agreement will terminate automatically in the event of its unauthorized assignment.


The Subadvisory Agreement requires the Advisor, not the Fund, to pay Scarborough a fee, computed and paid monthly, at an annual rate of (i) 0.50% of the Fund's average daily net asset value on the first $250 million of the Fund's net assets, (ii) 0.40% of the Fund's average daily net asset value on the Fund's net assets over $250 million and up to $1.25 billion, and (iii) 0.35% of the Fund's average daily net asset value on the Fund's net assets over $1.25 billion. The Advisor may waive all or any portion of its management fee. In the event of a full waiver, the Subadvisory fess shall be zero. In the event of a partial waiver, the Subadvisory fee shall be reduced pro rata.

The continuation of the Subadvisory Agreement was last approved by the Board on April 30, 2004. In its review, the Board was provided materials relating to and considered and evaluated, with respect to the Fund, (i) the terms of the Subadvisory Agreement; (ii) the fees and expenses that would be paid by the Fund as compared to the fees and expenses paid by similar funds managed by other investment advisers; and (iii) the historical investment performance of the Fund, as compared to the performance of other funds currently available in the market not advised or managed by Scarborough, but having a similar investment focus and asset composition. On the basis of its review and analysis of the foregoing, the Board found that the terms of the Subadvisory Agreement were fair and reasonable and in the best interest of shareholders.

Scarborough received the following subadvisory fees from the Advisor for the time periods indicated.

Fiscal Year Ended    Subadvisory Fee ($)
----------------------------------------
    12/31/01                      82,731
    12/31/02                      80,699
    12/31/03                      63,464




Scarborough has adopted a Code of Ethics (Scarborough's Code), which governs the personal trading activities of all "Access Persons" of Scarborough. Access Persons include any officer or employee of Scarborough, who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by the Fund, or whose functions relate to the making of any recommendations with respect to such purchases or sales of Scarborough Investment Advisers. Scarborough's Code is based upon the principal that it is the duty at all times to place the interests of Fund shareholders first.

Scarborough's Code permits employees to invest in securities for his or her own account, or the account of an immediate family member, only through the use of a broker-dealer. Every employee and immediate family member must also obtain prior approval from the Chief Investment Officer before executing any personal securities transactions for his or her own account. A securities transaction will only be approved if no registered investment company or series thereof for which Scarborough is subadvisor (Investment Company) has a pending "buy" or "sell"' order in, if it does not appear on any "restricted" list of Scarborough, and if such transaction is not short selling or option trading that is economically opposite any pending transaction for any Investment Company. After preclearance has been granted, the Compliance Department will continue to monitor any activity to ascertain that such activity conforms to the preclearance granted and the provisions of Scarborough's Code. Scarborough's Code also lists several restrictions to the trades of employees and immediate family members. Such persons are prohibited from acquiring any securities in an initial public offering, and from acquiring securities in private placements without prior written approval. In addition, the decision to purchase securities of a related issuer for a trust or fund is subject to an independent review by investment personnel with no personal interest in the related issuer.

U.S. Emerging Growth Fund

The Advisor has entered into a Subadvisory Agreement with Next Century Growth Investors, LLC ("Next Century") with respect to the Fund. Under the terms of the Subadvisory Agreement, Next Century furnishes investment advisory and portfolio management services to the Fund with respect to its investments. Next Century is responsible for decisions to buy and sell the Fund's investments and all other transactions related to investment and the negotiation of brokerage commissions, if any, except that the Advisor is responsible for managing the cash equivalent investments maintained by the Fund in the ordinary course of its business and which, on average, are expected to equal approximately 5% of the Fund's total assets. During the term of the Subadvisory Agreement, Next Century will bear all expenses incurred by it in connection with its services under such agreement.

The Subadvisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days written notice to Next Century. The Subadvisory Agreement may also be terminated by the Advisor for breach upon 20 days notice, immediately in the event that Next Century becomes unable to discharge its duties and obligations, and upon 60 days notice for any reason. The Subadvisory Agreement may be terminated by Next Century upon 180 days notice for any reason. The Subadvisory Agreement will terminate automatically in the event of its unauthorized assignment.

Effective May 1, 2002, the Subadvisory Agreement requires the Advisor, not the Fund, to pay Next Century a monthly fee based on the annual rate of 0.50% of the Fund's average daily net assets up to $200 million, 0.40% of the Fund's average daily net assets for the next $800 million, and 0.35% of the Fund's average daily net assets over $1 billion minus 50% of any payments the Advisor is obligated to make to third party financial intermediaries for various administrative services such third party intermediaries provide for the Fund's shareholders who invest through them. The Advisor may waive all or any portion of its management fee. In the event of a full waiver, the Subadvisory fee shall be zero. In the event of a partial waiver, the Subadvisory fee shall be reduced pro rata. Prior to May 1, 2002, the Advisor paid Next Century a fee equal to an annual rate of 0.50% of the Fund's average daily net asset value minus 50% of any payments the Advisor was obligated to make to third party financial intermediaries for various administrative services such third party intermediaries provided for the Fund's shareholders who invested through them.

The continuation of the Subadvisory Agreement was last approved by the Board on April 30, 2004. In its review, the Board was provided materials relating to and considered and evaluated, with respect to the Fund, (i) the terms of the Subadvisory Agreement; (ii) the fees and expenses that would be paid by the Fund as compared to the fees and expenses paid by similar funds managed by other investment advisers; and (iii) the historical investment performance of the Fund, as compared to the performance of other funds currently available in the market not advised or managed by Next Century, but having a similar investment focus and asset composition. On the basis of its review and analysis of the foregoing, the Board found that the terms of the Subadvisory Agreement were fair and reasonable and in the best interest of shareholders.


Next Century received the following subadvisory fees from the Advisor for the time periods indicated.

Fiscal Year Ended    Subadvisory Fee ($)
----------------------------------------

    12/31/01                     435,671
    12/31/02                     364,662
    12/31/03                     398,407


Next Century has also adopted a Code of Ethics ("Next Century's Code"), which governs the personal trading activities of all Access Persons of Next Century. Access Persons include any director, officer, or Advisory Person of Next Century, except employees of the Advisor. The focus of Next Century's Code is the prevention of investment activities by persons with access to certain information that might be harmful to the interest of the Funds or that might enable such persons to illicitly profit from their relationship with the Funds.

Under Next Century's Code, no Access Person shall engage in any Personal Securities Transaction that the Access Person has reason to know will be detrimental to the best interest of any Fund. A Personal Securities Transaction is a transaction in a Security in which a person has or thereby acquires Beneficial Ownership. A person shall be considered to be "engaging in" or "effecting" a Personal Securities Transaction if the person, directly or indirectly, directs, participates in, or receives advance notification or advice of or regarding such transaction. A person shall not be considered to be "engaging in" or "effecting" a Personal Securities Transaction if such transaction is effected on the person's behalf by an independent fiduciary or broker with investment discretion, provided the person did not, directly or indirectly, direct, participate in, or receive advance notification or advice of or regarding such transaction. When engaging in Personal Securities Transaction, an Access Person shall place the interests of the Fund first, shall conduct such transaction in a manner consistent with Next Century's Code and in such a manner as to avoid an actual or potential conflict of interest or abuse of any such person's position of trust and responsibility as an Access Person, and shall not take inappropriate advantage of such person's position in relation to the Fund. Prior to effecting a Personal Securities Transaction, an Access Person shall notify the Director of Compliance of the proposed transaction, including the amount of the transaction and the Security involved. The Director of Compliance shall determine whether such transaction is consistent with Next Century's Code and communicate such determination to the Access Person. All capitalized terms not defined here can be found in Next Century's Code.

The Fund's portfolio managers and one other person ("Investment Managers"), and the Advisor entered into a Limited Liability Company Agreement (the "LLC Agreement") forming Next Century. Mr. Thomas L. Press, one of the Investment Managers of Next Century, controls Next Century pursuant to the terms of the LLC Agreement. The Advisor's ownership interest in Next Century may raise conflicts of interest in some situations.

The LLC Agreement provides that Next Century shall be managed and controlled by Next Century's Board. Currently, there are three directors. One of the directors is designated by the Advisor. The LLC Agreement grants to the Advisor, subject to applicable regulatory requirements, a right of first refusal pursuant to which the Advisor may purchase, under certain circumstances, and subject to certain restrictions any selling Investment Manager's interest in Next Century. The Advisor has sole responsibility for all distribution and marketing activities relating to the Fund's shares for as long as the Advisor is a member of Next Century.

Value Fund

The Advisor has entered into a Subadvisory Agreement with Sloate, Weisman, Murray & Company, Inc. ("Sloate") with respect to the Value Fund. Under the terms of the Subadvisory Agreement, Sloate furnishes investment advisory and portfolio management services to the Fund with respect to its investments. Sloate is responsible for decisions to buy and sell the Fund's investments and all other transactions related to investments and the negotiation of brokerage commissions, if any, except that the Advisor is responsible for managing the cash equivalent investments maintained by the Fund in the ordinary course of its business and which, on average, are expected to equal approximately five to seven percent of the Fund's total assets. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. However, because SWM Securities, Inc. ("SWM"), an affiliated company of Sloate, is a member of the NYSE, it is anticipated that SWM will directly effect purchases and sales of securities on the NYSE and be paid a commission for such services commensurate with the commissions charged by unaffiliated brokers in arm's length transactions. (See "Portfolio Transactions and Brokerage.") During the term of the Subadvisory Agreement, Sloate will bear all expenses incurred by it in connection with its services under such agreement.


The Subadvisory Agreement requires the Advisor, not the Fund, to pay Sloate a monthly fee based on the following annual rates. On May 4, 2001, and July 20, 2001, the Board and shareholders, respectively, of the Fund approved a revised Subadvisory Agreement. Effective July 23, 2001, the Advisor pays Sloate a fee, computed and paid monthly, of 0.60% of the Fund's average daily net asset value on the first $74.2 million, (this amount being "base" net assets), 0.50% of the Fund's average daily net asset value on net assets from base net assets to $300 million in the Fund, and 0.40% of the Fund's average daily net asset value on net assets in excess of $300 million. The Advisor may waive all or any portion of its management fee. In the event of a full waiver, the Subadvisory fee shall be zero. In the event of a partial waiver, the Subadvisory fee shall be reduced pro rata. Prior to July 23, 2001, the Advisor paid Sloate 60% of management fees collected by the Advisor from the Fund on $74.2 million, 50% of management fees collected by the Advisor from the Fund on net assets from $74.2 million to $300 million in the Fund, and 40% of management fees collected by the Advisor from the Fund on assets in excess of $300 million in the Fund.


The Advisor has one relationship with Sloate that is not related to the subadvisory arrangement for the Fund. For more than 10 years, the Advisor has obtained third party investment research from Sloate through soft dollar brokerage arrangements with various broker-dealers.


The continuation of the Subadvisory Agreement was last approved by the Board on April 30, 2004. In its review, the Board was provided materials relating to and considered and evaluated, with respect to the Fund, (i) the terms of the Subadvisory Agreement; (ii) the fees and expenses that would be paid by the Fund as compared to the fees and expenses paid by similar funds managed by other investment advisers; and (iii) the historical investment performance of the Fund, as compared to the performance of other funds currently available in the market not advised or managed by Sloate, but having a similar investment focus and asset composition. On the basis of its review and analysis of the foregoing, the Board found that the terms of the Subadvisory Agreement were fair and reasonable and in the best interest of shareholders.


Sloate received the following subadvisory fees from the Advisor for the time periods indicated.

Fiscal Year Ended    Subadvisory Fee ($)
----------------------------------------

    12/31/01                     301,944
    12/31/02                     261,453
    12/31/03                     283,524


Sloate has also adopted a Code of Ethics ("Sloate's Code"), which governs the personal trading activities of all employees of Sloate. Sloate's Code is based upon the principal that the interests of clients must always be recognized, be respected, and come before those of Employees.

Sloate's Code permits an employee to have a personal investment or trading account that is maintained at the Firm and not any other bank or broker-dealer. Trading in these accounts is limited to Permitted Employee Investments. Permitted Employee Investments means U.S. Treasury securities, municipal bonds, shares of registered open-ended investment companies, certificates of deposit, commercial paper, foreign exchange contracts, and such other money market or investment instruments authorized by the Compliance Officer, from time to time, as well as Amadeus Partners, L.P., a client account of Sloate. If an employee requests to trade in Securities other than permitted Employee Investments, such transactions must have the prior written approval of the Compliance Officer. If an employee is seeking approval to buy or sell a Security for their personal investment or trading account during a day in which transaction in such Securities are being made, or are intended to be made for Client Accounts, and, if approval is granted, the Employee must buy or sell its Securities in the same proportion that the Firm is buying or selling that Security on behalf of Client Accounts and subject to such restrictions as the Compliance Officers may deem appropriate to protect the interest of Client Accounts. All capitalized terms not defined here can be found in Sloate's Code.

                                  ADMINISTRATOR


Effective November 30, 2001, each Fund, except the Large Company Growth Fund, Small Company Value Fund, Small/Mid Cap Value Fund, and Strategic Value Fund, entered into an administration agreement ("Administration Agreement") with Strong Investor Services, Inc. ("Administrator") for administration services to the Fund that previously were provided by the Advisor under the same terms and conditions. Prior to November 30, 2001, each of those Funds, except the Endeavor Fund, had entered into a separate administration agreement with the Advisor for administration services for the Fund that previously had been provided by the Advisor under the Advisory Agreement. The Large Company Growth Fund, Small Company Value Fund, Small/Mid Cap Value Fund, and Strategic Value Fund have also entered into an administration agreement with the Administrator for administration services. The Administrator is an affiliated company of the Advisor and Distributor.



Each Fund has adopted a Rule 18f-3 Plan under the 1940 Act ("Multi-Class Plan"). The Multi-Class Plan permits the Fund to have multiple classes of shares. Each Fund has entered into separate Administration Agreements with the Administrator for each of its separate class of shares. The Growth Fund is authorized to offer five classes of shares: Investor Class, Advisor Class, Institutional Class, Class C, and Class K shares. The Enterprise Fund and the Growth and Income Fund are authorized to offer four classes of shares: Investor Class, Advisor Class, Institutional Class, and Class K shares. The Opportunity Fund is authorized to offer three classes of shares: Investor Class, Advisor Class, and Class K shares. The Growth 20 Fund is authorized to offer two classes of shares:
Investor Class and Advisor Class shares. The Dividend Income Fund and the Large Company Growth Fund are authorized to offer two classes of shares: Investor Class and Class K shares. The Overseas Fund is authorized to offer two classes of shares: Investor Class and Institutional Class shares. The Asia Pacific, Balanced, Blue Chip, Discovery, Dow 30 Value, Endeavor, Energy, Large Cap Core, Large Cap Growth, Mid Cap Disciplined, Multi Cap Value, Small Company Value, Small/Mid Cap Value, Strategic Value, Technology 100, U.S. Emerging Growth, and Value Funds are authorized to offer one class of shares: Investor Class shares.


The fees received and the services provided by the Administrator as administrator for the Fund are in addition to fees received and services provided by the Administrator under the Transfer and Dividend Disbursing Agent Agreement. The Administrator is an affiliated company of the Advisor and the Distributor.

Administration Agreement - Investor Class and Class K

Under the Administration Agreement, the Administrator provides or makes provision for certain administrative functions for each of the Investor Class and Class K shares of the Fund, including: (i) authorizing expenditures and approving bills for payment on behalf of the Fund and the Investor Class and Class K shares; (ii) supervising preparation of the periodic updating of the Fund's registration statements with respect to the Investor Class and Class K shares, including Investor Class and Class K prospectuses and statements of additional information, for the purpose of filings with the SEC and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (iii) supervising preparation of shareholder reports, notices of dividends, capital gains distributions and tax credits for the Fund's Investor Class and Class K shareholders, and attending to routine correspondence and other communications with individual Investor Class and Class K shareholders; (iv) supervising the daily pricing of the Fund's investment portfolios and the publication of the respective net asset values of the Investor Class and Class K shares of the Fund, earnings reports and other financial data; (v) monitoring relationships with organizations providing services to the Fund, with respect to the Investor Class and Class K shares, including the Custodian, DST, and printers; (vi) supervising compliance by the Fund, with respect to the Investor Class and Class K shares, with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and the Fund's transfer agent) and preparing and filing of tax reports other than the Fund's income tax returns; (vii) answering shareholder inquiries regarding account status and history, the manner in which purchases and redemptions of the Investor Class and Class K shares may be effected, and certain other matters pertaining to the Investor Class and Class K shares; (viii) assisting shareholders in designating and changing dividend options, account designations, and addresses; (ix) providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; (x) transmitting shareholders' purchase and redemption orders to the Fund's transfer agent; (xi) arranging for the wiring or other transfer of funds to and from shareholder accounts in connection with shareholder orders to purchase or redeem Investor Class and Class K shares;
(xii) verifying purchase and redemption orders and transfers among and changes in shareholder-designated accounts; (xiii) informing the distributor of the gross amount of purchase and redemption orders for Investor Class and Class K shares; and (xiv) providing such other related services as the Fund or a shareholder may reasonably request, to the extent permitted by applicable law. For its services for the Investor Class shares of each Fund, except the Discovery and Multi Cap Value Funds, the Administrator receives a fee from the Fund, at the annual rate of 0.30% of the Fund's average daily net assets attributable to the Investor Class shares. For its services for the Investor Class shares of the Discovery and Multi Cap Value Funds, the Administrator receives a fee from the Fund at the annual rate of 0.25% of the Fund's average daily net assets attributable to the Investor Class shares. For its services for the Class K shares, the Administrator receives a fee from the Fund at the annual rate of 0.25% of the Fund's average daily net assets attributable to the Class K shares. This fee is computed and payable daily or as otherwise agreed by the Fund and the Administrator.

Prior to July 23, 2001, the Advisor received a fee from the Balanced, Blue Chip, Dividend Income, Energy, Enterprise, Growth, Growth 20, Growth and Income, Large Cap Core, Large Cap Growth, Opportunity, and U.S. Emerging Growth Funds at the annual rate of 0.25% of each Fund's average daily net assets attributable to the Investor Class shares. Prior to July 31, 2001, the Advisor received a fee from the Mid Cap Disciplined Fund at the annual rate of 0.25% of the Fund's average daily net assets attributable to the Investor Class shares.

Prior to April 12, 2001, for the Balanced, Blue Chip, Dividend Income, Energy, and Growth and Income Funds, prior to April 27, 2001, for the Discovery, Large Cap Growth, and Opportunity Funds, and prior to May 1, 2001, for the Enterprise, Growth, Growth 20, Large Cap Core, Mid Cap Disciplined, and U.S. Emerging Growth Funds, the Investor Class fee was computed and payable monthly or as otherwise agreed by the Fund and the Advisor.

Administration Agreement - Advisor Class


Under the Administration Agreement, the Administrator provides or makes provision for certain administrative functions for the Advisor Class shares of the Fund, including: (i) authorizing expenditures and approving bills for payment on behalf of the Fund and the Advisor Class shares; (ii) supervising preparation of the periodic updating of the Fund's registration statements with respect to the Advisor Class shares, including Advisor Class prospectuses and statements of additional information, for the purpose of filings with the SEC and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (iii) supervising preparation of shareholder reports, notices of dividends, capital gains distributions and tax credits for the Fund's Advisor Class shareholders, and attending to routine correspondence and other communications with individual shareholders; (iv) supervising the daily pricing of the Fund's investment portfolio and the publication of the net asset value of the Advisor Class shares of the Fund, earnings reports and other financial data; (v) monitoring relationships with organizations providing services to the Fund, with respect to the Advisor Class shares, including the Custodian, DST and printers; (vi) supervising compliance by the Fund, with respect to the Advisor Class shares, with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and the Fund's transfer agent) and preparing and filing of tax reports other than the Fund's income tax returns; (vii) providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; (viii) transmitting shareholders' purchase and redemption orders to the Fund's transfer agent; (ix) arranging for the wiring or other transfer of funds to and from shareholder accounts in connection with shareholder orders to purchase or redeem Advisor Class shares; (x) verifying purchase and redemption orders, transfers among and changes in shareholder-designated accounts; (xi) informing the distributor of the gross amount of purchase and redemption orders for Advisor Class shares; and (xii) providing such other related services as the Fund or a shareholder may reasonably request, to the extent permitted by applicable law. For its services for the Advisor Class shares, the Administrator receives a fee from the Fund at the annual rate of 0.30% of the Fund's average daily net assets attributable to the Advisor Class shares. This fee is computed and payable daily or as otherwise agreed by the Fund and the Administrator.


Prior to July 23, 2001, for the Enterprise, Growth, Growth 20, Growth and Income, and Opportunity Funds, the Advisor received a fee from the Fund at the annual rate of 0.25% of the Fund's average daily net assets attributable to the Advisor Class shares. Prior to April 12, 2001, for the Growth and Income Fund, and prior to April 27, 2001, for the Enterprise, Growth, Growth 20, and Opportunity Funds, the fee was computed and payable monthly or as otherwise agreed by the Fund and the Advisor.

Administration Agreement - Institutional Class


Under the Administration Agreement, the Administrator provides or makes provision for certain administrative functions for the Institutional Class shares of the Fund, including: (i) authorizing expenditures and approving bills for payment on behalf of the Fund and the Institutional Class shares; (ii) supervising preparation of the periodic updating of the Fund's registration statements with respect to the Institutional Class shares, including Institutional Class prospectuses and statements of additional information, for the purpose of filings with the SEC and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate;
(iii) supervising preparation of shareholder reports, notices of dividends, capital gains distributions and tax credits for the Fund's Institutional Class shareholders, and attending to routine correspondence and other communications with individual shareholders; (iv) supervising the daily pricing of the Fund's investment portfolio and the publication of the net asset value of the Institutional Class shares of the Fund, earnings reports and other financial data; (v) monitoring relationships with organizations providing services to the Fund, with respect to the Institutional Class shares, including the Custodian, DST and printers; (vi) supervising compliance by the Fund, with respect to the Institutional Class shares, with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and the Fund's transfer agent) and preparing and filing of tax reports other than the Fund's income tax returns;
(vii) transmitting shareholders' purchase and redemption orders to the Fund's transfer agent; (viii) arranging for the wiring or other transfer of funds to and from shareholder accounts in connection with shareholder orders to purchase or redeem Institutional Class shares; (ix) verifying purchase and redemption orders, transfers among and changes in shareholder-designated accounts; (x) informing the distributor of the gross amount of purchase and redemption orders for Institutional Class shares; and (xi) providing such other related services as the Fund or a shareholder may reasonably request, to the extent permitted by applicable law. For its services for the Institutional Class shares, the Administrator receives a fee from the Fund at the annual rate of 0.02% of the Fund's average daily net assets attributable to the Institutional Class shares. This fee is computed and payable daily or as otherwise agreed by the Fund and the Administrator.


Prior to April 12, 2001, for the Growth and Income Fund, and prior to April 27, 2001, for the Growth Fund, the fee was computed and payable monthly or as otherwise agreed by the Fund and the Advisor.

Administration Agreement - Class C


Under the Administration Agreement, the Administrator provides or makes provision for certain administrative functions for the Class C shares of the Fund, including: (i) authorizing expenditures and approving bills for payment on behalf of the Fund; (ii) supervising preparation of the periodic updating of the Fund's registration statements, including prospectuses and statements of additional information, for the purpose of filings with the SEC and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (iii) supervising preparation of shareholder reports, notices of dividends, capital gains distributions and tax credits for the Fund's shareholders, and attending to routine correspondence and other communications with individual shareholders; (iv) supervising the daily pricing of the Fund's investment portfolios and the publication of the net asset value of the Class C shares of the Fund, earnings reports and other financial data;
(v) monitoring relationships with organizations providing services to the Fund, including the Custodian, DST and printers; (vi) supervising compliance by the Fund with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and the Fund's transfer agent) and preparing and filing of tax reports other than the Fund's income tax returns; (vii) providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent;
(viii) transmitting shareholders' purchase and redemption orders to the Fund's transfer agent; (ix) arranging for the wiring or other transfer of funds to and from shareholder accounts in connection with shareholder orders to purchase or redeem shares; (x) verifying purchase and redemption orders, transfers among and changes in shareholder-designated accounts; (xi) informing the distributor of the gross amount of purchase and redemption orders for shares; (xii) providing such other related services as the Fund or a shareholder may reasonably request, to the extent permitted by applicable law. For its services for the Class C shares, the Administrator receives a fee from the Fund at the annual rate of 0.30% of the Fund's average daily net assets attributable to Class C shares. This fee is computed and payable daily or as otherwise agreed by the Fund and the Administrator.

The Fund paid the following administrative fees for the time periods indicated. From time to time, the Administrator may waive all or a portion of its administration fee and may absorb expenses for the Fund.




                                                                 Administrative
                                 Administrative                    Fee After
      Fiscal Year Ended              Fee ($)        Waiver($)      Waiver ($)
--------------------------------------------------------------------------------

Asia Pacific Fund - Investor Class/(1)/
12/31/01/(2)/                            50,799             0             50,799
12/31/02                                192,575        29,564            163,011
12/31/03                                181,148        19,619            161,529
Balanced Fund - Investor Class
12/31/01                                895,261             0            895,261
12/31/02                                746,308             0            746,308
12/31/03                                650,632             0            650,632
Blue Chip Fund - Investor Class
12/31/01/(3)/                         1,093,342             0          1,093,342
12/31/02                                802,741             0            802,741
12/31/03                                529,869             0            529,869
Discovery Fund - Investor Class
12/31/01                                393,892             0            393,892
12/31/02                                363,745             0            363,745
12/31/03                                375,422             0            375,422
Dividend Income Fund - Class K/(4)/
12/31/02                                    463           207                256
12/31/03                                  9,770         9,770                  0
Dividend Income Fund - Investor Class
12/31/01                                741,500             0            741,500
12/31/02                                579,573             0            579,573
12/31/03                                445,593             0            445,593
Dow 30 Value Fund - Investor Class/(5)/
12/31/01/(2)/                           140,689             0            140,689
12/31/02                                293,572             0            293,572
12/31/03                                257,052           341            256,711
Endeavor Fund - Investor Class/(6)/
12/31/01/(7)/                            11,728             0             11,728

12/31/02                                 14,103         4,814              9,289
12/31/03                                 13,445        11,784              1,661
Energy Fund - Investor Class
12/31/01                                 44,951             0             44,951
12/31/02                                 48,418         1,342             47,076
12/31/03                                 38,084         6,067             32,017
Enterprise Fund - Investor Class
12/31/01                              1,139,685             0          1,139,685
12/31/02                                885,448       124,046            761,402
12/31/03                                714,844       284,290            430,554
Enterprise Fund - Advisor Class/()/
12/31/01                                  2,138             0              2,138
12/31/02                                  3,912             0              3,912
12/31/03                                  4,752             0              4,752
Enterprise Fund - Institutional Class /(8)/
12/31/03/(9)/                               154           154                  0
Enterprise Fund - Class K/(10)/
12/31/02/(11)/                            2,469             0              2,469
12/31/03                                 49,407        21,165             28,242
Growth Fund - Investor Class
12/31/01                              6,479,302             0          6,479,302
12/31/02                              4,738,237             0          4,738,237
12/31/03                              4,106,875             0          4,106,875
Growth Fund - Advisor Class/()/
12/31/01                                 32,199             0             32,199
12/31/02                                 35,152             0             35,152
12/31/03                                 31,471             0             31,471
Growth Fund - Institutional Class
12/31/01                                  5,908             0              5,908
12/31/02                                 26,817             0             26,817
12/31/03                                 53,110             0             53,110
Growth Fund - Class C/(12)/
12/31/02/(13)/                                4             0                  4
12/31/03                                    966           966                  0
Growth Fund - Class K/(10)/

12/31/02/(11)/                            4,500         3,141              1,359
12/31/03                                108,553       107,354              1,199
Growth 20 Fund - Investor Class
12/31/01                              1,302,249             0          1,302,429
12/31/02                                757,235         9,065            748,170
12/31/03                                777,538        43,872            733,666
Growth 20 Fund - Advisor Class
12/31/01                                 24,815             0             24,815
12/31/02                                 25,418             0             25,418
12/31/03                                 19,829             0             19,829
Growth and Income Fund - Investor Class
12/31/01                              2,579,654             0          2,579,654
12/31/02                              2,216,849             0          2,216,849
12/31/03                              1,921,728             0          1,921,728
Growth and Income Fund - Advisor Class
12/31/01                                 30,669             0             30,669
12/31/02                                 37,928             0             37,928
12/31/03                                 26,993             0             26,993
Growth and Income Fund - Institutional Class
12/31/01                                  5,928             0              5,928
12/31/02                                 12,298             0             12,298
12/31/03                                 15,445             0             15,445
Growth and Income Fund - Class K/(4)/
12/31/02                                 18,584         3,511             15,073
12/31/03                                 71,110        17,509             53,601
Large Cap Core Fund - Investor Class
12/31/01                                 14,824             0             14,824
12/31/02                                 14,312         2,030             12,282
12/31/03                                 12,039        12,039                  0
Large Cap Growth Fund - Investor Class
12/31/01                              3,094,456             0          3,094,456
12/31/02                              2,265,114             0          2,265,114
12/31/03                              1,906,405             0          1,906,405
Large Company Growth Fund - Investor Class/(14)/
12/31/02/(15)/                           17,747         4,022             13,725

12/31/03                                131,466             0            131,466
Large Company Growth Fund - Class K/(8)/
12/31/03/(9)/                               576           576                  0
Mid Cap Disciplined Fund - Investor Class
12/31/01                                147,832             0            147,832
12/31/02                                456,263             0            456,263
12/31/03                                760,908             0            760,908
Multi Cap Value Fund - Investor Class/(16)/
12/31/01/(17)/                          209,600             0            209,600
12/31/02                                705,128             0            705,128
12/31/03                                560,920         8,687            552,233
Opportunity Fund - Investor Class
12/31/01                              9,630,385             0          9,630,385
12/31/02                              9,389,611             0          9,389,611
12/31/03                              8,005,978             0          8,005,978
Opportunity Fund - Advisor Class
12/31/01                                129,617             0            129,617
12/31/02                                315,933             0            315,933
12/31/03                                363,721             0            363,721
Opportunity Fund - Class K/(10)/
12/31/02/(11)/                              410            87                323
12/31/03                                  1,638         1,638                  0
Overseas Fund - Investor Class/(1)/
12/31/01/(2)/                            34,945             0             34,945
12/31/02                                155,312        41,688            113,624
12/31/03                                392,635       392,635                  0
Overseas Fund - Institutional Class/(18)/
12/31/03                                     24            24                  0
Small Company Value Fund - Investor Class/(19)/
12/31/02/(20)/                           15,432         2,589             12,843
12/31/03                                 52,229             0             52,229
Small/Mid Cap Value Fund - Investor Class/(19)/
12/31/02/(20)/                            5,332         3,509              1,823

12/31/03                                 13,412        13,412                  0
Strategic Value Fund - Investor Class/(19)/
12/31/02/(20)/                            2,027           814              1,213
12/31/03                                  3,964         3,590                474
Technology 100 Fund - Investor Class/(5)/
12/31/01/(2)/                           200,563             0            200,563
12/31/02                                432,843       106,558            326,285
12/31/03                                460,503       103,069            357,434
U.S. Emerging Growth Fund - Investor Class
12/31/01                                240,926             0            240,926
12/31/02                                226,813        12,529            214,284
12/31/03                                244,031        36,253            207,778
Value Fund - Investor Class/(5)/
12/31/01/(2)/                            67,310             0             67,310
12/31/02                                137,729             0            137,729
12/31/03                                149,880           608            149,272

/(1)/ First applicable on April 9, 2001.
/(2)/ For the five-month fiscal period ended December 31, 2001.
/(3)/ These fees do not reflect the fees of the former Advisor Class shares, which were redesignated as and converted into the Investor Class shares on December 27, 2001.
/(4)/ First offered on December 31, 2001.
/(5)/ First applicable on May 1, 2001.
/(6)/ Commenced operations on April 6, 2001.
/(7)/ For the eight-month fiscal period ended December 31, 2001.
/(8)/ First offered on June 30, 2003.
/(9)/ For the six-month fiscal period ended December 31, 2003.
/(10)/ First offered on August 30, 2002.
/(11)/ For the four-month fiscal period ended December 31, 2002.
/(12)/ First offered on December 26, 2002.
/(13)/ For the six-day fiscal period ended December 31, 2002.
/(14)/ While the Fund's predecessor, the Rockhaven Premier Dividend Fund, began operations on November 3, 1997, because the Fund commenced operations on September 16, 2002, it did not previously pay any administration fees.
/(15)/ For the three-month fiscal period ended December 31, 2002.
/(16)/ First applicable on July 27, 2001.
/(17)/ For the seven-month fiscal period ended December 31, 2001.
/(18)/ First offered on December 31, 2002.
/(19)/ Commenced operations on March 28, 2002.
/(20)/ For the nine-month fiscal period ended December 31, 2002.

                                   DISTRIBUTOR


Under a Distribution Agreement with the Fund ("Distribution Agreement"), Strong Investments, Inc. ("Distributor"), P.O. Box 2936, Milwaukee, WI 53201, acts as underwriter of the Fund's shares. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund's shares on a continuous basis. The Distribution Agreement further provides that the Distributor will bear the additional costs of printing prospectuses and shareholder reports that are used for selling purposes, as well as advertising and any other costs attributable to the distribution of the Fund's shares. The Distributor is an affiliated company of the Advisor and the Administrator. The Distribution Agreement is subject to the same termination and renewal provisions as are described above with respect to the Advisory Agreement.

The Investor Class, Advisor Class, Institutional Class, and Class K shares of the Fund are offered on a "no-load" basis, which means investors pay no up-front sales charge on the purchase of these shares. The Fund pays the Distributor an annual 12b-1 fee on certain Investor Class and Advisor Class shares. See "Distribution Plan" for more information. Class K shares are only available to certain types of investors. See Appendix C for more information on the eligibility criteria for purchasing Class K shares.

The offering price of Class C shares of the Fund is the net asset value. However, investors pay a 1.00% contingent deferred sales charge ("CDSC") on Class C shares in certain circumstances. See Appendix C for more information on Class C shares. The Fund pays an annual 12b-1 fee of 1.00% of average daily net assets on Class C shares, which compensates the Distributor for paying the broker involved in the transaction, if any, a 1.00% up-front sales commission, and which includes an advance of the first year's service fee. See "Distribution Plan" for more information on Class C shares.

Pursuant to a distribution plan adopted on behalf of the Investor Class shares of the Endeavor, Large Company Growth, Small Company Value, Small/Mid Cap Value, and Strategic Value Funds; the Advisor Class shares of the Enterprise, Growth, Growth 20, Growth and Income, and Opportunity Funds; and the Class C shares of the Growth Fund (collectively "12b-1 shares") in accordance with Rule 12b-1 under the 1940 Act, the Distribution Agreement for the 12b-1 shares of these Funds authorizes the Fund to bear the costs of preparing and mailing prospectuses and shareholder reports that are used for selling purposes as well as advertising and other costs attributable to the distribution of those shares. Under the Distribution Agreement for the Investor and Advisor Class shares of each Fund, payments to the Distributor under the Rule 12b-1 Plan are limited to payment at an annual rate equal to 0.25% of average daily net assets attributable to 12b-1 shares. Payments made to the Distributor under the Rule 12b-1 Plan for the Class C shares are limited to payment at an annual rate equal to 1.00% of average daily net assets attributable to 12b-1 shares.

The Distributor has adopted a Code of Ethics. See the "Investment Advisor" section for details.

From time to time, the Distributor may hold in-house sales incentive programs for its associated persons under which these persons may receive compensation awards in connection with the sale and distribution of the Fund's shares. These awards may include items such as, but not limited to, cash, gifts, merchandise, gift certificates, and payment of travel expenses, meals, and lodging. Any in-house sales incentive program will be conducted in accordance with the rules of the National Association of Securities Dealers, Inc. ("NASD").

The following section applies to the Investor Class shares of the Endeavor, Large Company Growth, Small Company Value, Small/Mid Cap Value, and Strategic Value Funds, the Advisor Class shares of the Enterprise, Growth, Growth 20, Growth and Income, and Opportunity Funds, and the Class C shares of the Growth Fund only.
                                DISTRIBUTION PLAN

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Plan") on behalf of the 12b-1 shares of the Fund. The Rule 12b-1 Plan authorizes the Fund, with respect to its 12b-1 shares, to make payments to the Distributor or others in connection with the distribution of its 12b-1 shares at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to its 12b-1 shares. However, under the Distribution Agreement for the 12b-1 shares of the Fund, payments to the Distributor under the Rule 12b-1 Plan are limited to payment at an annual rate equal to 0.25% of average daily net assets attributable to 12b-1 shares. Amounts received by the Distributor or others under the Distribution Agreement for the 12b-1 shares of the Fund may be spent for any activities or expenses primarily intended to result in the sale of 12b-1 shares or the servicing of shareholders, including, but not limited to: compensation and expenses, including overhead and telephone expenses, of employees of the Distributor who engage in or support the distribution of 12b-1 shares; printing and distribution of prospectuses, statements of additional information and any supplements thereto, and shareholder reports to persons other than existing shareholders; preparation, printing and distribution of sales literature and advertising materials; holding seminars and sales meetings with wholesale and retail sales personnel, which are designed to promote the distribution of 12b-1 shares; and compensation of broker-dealers. These expenses also may include service fees paid to securities dealers or others who have a servicing agreement with the Fund, and the Distributor or its affiliates who provide service or account maintenance to shareholders. The Distributor may determine the services to be provided by the broker-dealer to shareholders in connection with the sale of 12b-1 shares. All or any portion of the compensation paid to the Distributor may be reallocated by the Distributor to broker-dealers who sell Fund shares. The distribution and service (12b-1) fees charged to each class are based only on the fees attributable to that particular class. The Advisor and/or an affiliate, including the Distributor, may make payments from their own resources to brokers, financial advisors, or others for selling or servicing Fund shares..

Investor and Advisor Class Shares. The Fund pays up to 0.25% per year of each class' average daily net assets to the Distributor or others.

Class C Shares. The Fund pays the Distributor up to 1.00% per year of the class' average daily net assets, out of which 0.25% may be used for service fees. The 12b-1 fees also may be used to pay the Distributor for advancing commissions to securities dealers for the initial sale of Class C shares. The Distributor uses 12b-1 plan fees payable to it to pay third party financing entities that have provided financing to the Distributor in connection with advancing commissions to securities dealers.

The Rule 12b-1 Plan is a compensation plan. It allows the Fund to pay a fee to the Distributor that may be more than the eligible expenses the Distributor has incurred at the time of the payment. The Distributor must, however, report to the Board on how it has spent or has immediate plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plan, and shall not exceed the amount permitted to be paid under the rules of the NASD.

In addition to the payments to which the Distributor or others are entitled to under the plan, the plan also provides that to the extent the Fund, the Advisor or the Distributor or other parties on behalf of the Fund, the Advisor or the Distributor make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of fund shares within the meaning of Rule 12b-1 under the 1940 Act, then these payments shall be deemed to have been made pursuant to the Rule 12b-1 Plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the Rule 12b-1 Plan because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plan for administrative servicing or for agency transactions.

The Distributor must provide written reports to the Board at least quarterly on the amounts and purpose of any payment made under the Rule 12b-1 Plans and any related agreements, and furnish the Board with such other information as the Board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

The Rule 12b-1 Plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1. The Rule 12b-1 Plan will continue in effect from year to year, provided that such continuance is approved annually by a vote of the Board, and a majority of the Directors who are not interested persons (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreements related to the Rule 12b-1 Plan ("Rule 12b-1 Independent Directors"), cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plan. The Rule 12b-1 Plan may not be amended to increase materially the amount to be spent for the services described in the Rule 12b-1 Plan without the approval of the shareholders of 12b-1 shares of the Fund, and all material amendments to the Rule 12b-1 Plan must also be approved by the Directors in the manner described above. The Rule 12b-1 Plan may be terminated at any time, without payment of a penalty, by a vote of a majority of the Rule 12b-1 Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) on not more than 60 days' written notice to any other party to the Rule 12b-1 Plan. The Board and the Rule 12b-1 Independent Directors have determined that, in their judgment, there is a reasonable likelihood that the Rule 12b-1 Plan will benefit the Fund and its shareholders of 12b-1 shares. Such benefits might include access to new markets resulting in additional sales of the class of shares, greater potential for economies of scale, greater retention of assets in the class of shares, and the provision of shareholder support service entities with whom shareholders have other relationships. Under the Rule 12b-1 Plan, the Distributor will provide the Board and the Directors will review, at least quarterly, a written report of the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made. As part of their quarterly review of the Rule 12b-1 Plan, the Directors will consider the continued appropriateness of the Rule 12b-1 Plan and the level of compensation provided thereunder.

The Fund paid the following distribution and service fees under its Rule 12b-1 Plan.






                                                                                                             Remaining
                                                                                                            12b-1 Fees
                                                                                                            Used to Pay
                                                                                                              for 1)
                                                                                                            Advertising
                                                                                                              and 2)
                                                                                                             Printing,
                                                                                                            and Mailing
                                                                                                                of
                                                                              Compensation    12b-1 Fees   Prospectuses
                                                                                   to         Retained by    to Other
                                                                              Unaffiliated       the       than Current
                                                  Gross 12b-1   Absorptions  Broker-Dealers   Distributor  Shareholders
           Fiscal Year Ended                       Fees ($)        ($)            ($)          ($) /(1)/       ($)
-----------------------------------------------------------------------------------------------------------------------
Endeavor Fund - Investor Class/(2)/
12/31/01/(3)/                                           9,773             0               0             0         9,773
12/31/02                                               11,786         5,245               0             0         6,541
12/31/03                                               11,217        11,217               0             0        11,213
Enterprise Fund - Advisor Class
12/31/01                                                1,928             0           1,928             0             0
12/31/02                                                3,258             0           2,431           827             0
12/31/03                                                3,960             0           3,809           118           302
Growth Fund - Advisor Class
12/31/01                                               29,157             0          29,157             0             0
12/31/02                                               29,293             0          21,163         8,130             0
12/31/03                                               26,226             0          22,425           590         3,266
Growth Fund -Class C/(4)/
12/31/02/(5)/                                              16             0               0             0            16
12/31/03                                                3,227         3,227           1,271         1,931            25
Growth 20 Fund - Advisor Class
12/31/01                                               22,664             0          22,664             0             0
12/31/02                                               21,181             0          21,181             0             0
12/31/03                                               16,524             0          17,044            63         1,225
Growth and Income Fund - Advisor Class
12/31/01                                               27,770             0          27,770             0             0
12/31/02                                               31,607             0          31,607             0             0

12/31/03                                               22,495             0          22,429         1,077         1,207
Large Company Growth Fund - Investor Class/(6)/
12/31/02/(7)/                                          14,242             0               0             0        14,242
12/31/03                                              109,555        71,309          14,230        26,774        68,550
Opportunity Fund - Advisor Class
12/31/01                                              114,159             0         114,159             0             0
12/31/02                                              263,277             0         259,000         4,277             0
12/31/03                                              303,101             0         292,324        11,069        14,559
Small Company Value Fund - Investor Class/(8)/
12/31/02/(9)/                                          11,062         1,335               0             0         9,727
12/31/03                                               43,524            25           4,261        15,708        23,556
Small/Mid Cap Value Fund - Investor Class/(8)/
12/31/02/(9)/                                           4,060         2,911               0             0         1,149
12/31/03                                               11,176        11,176               0             0        10,986
Strategic Value Fund - Investor Class/(8)/
12/31/02/(9)/                                           1,675         1,279               0             0           396
12/31/03                                                3,305         2,994               0             0         2,794

/(1)/ This amount represents 1) 12b-1 fees paid on shares held less than 13 months and 2) 12b-1 fees for accounts with no dealer of record, and 3) asset-based services fees on Class C shares.
/(2)/ Commenced operations on April 6, 2001.
/(3)/ For the eight-month fiscal period ended December 31, 2001.
/(4)/ First offered on December 26, 2002.
/(5)/ For the six-day fiscal period ended December 31, 2002.
/(6)/ While the Fund's predecessor, the Rockhaven Premier Dividend Fund, commenced operations on November 3, 1997, because the Fund commenced operations on September 16, 2002, it did not previously pay any 12b-1 fees.
/(7)/ For the three-month fiscal period ended December 31, 2002.
/(8)/ First offered on March 28, 2002.
/(9)/ For the nine-month fiscal period ended December 31, 2002.


The following section applies to each Fund, except that the Dow 30 Value Fund does not participate in Initial Public Offerings.
                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Advisor is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's investment business and the negotiation of the commissions or other charges to be paid on such transactions. References in this section to the Advisor also refer to the Subadvisor, if any, unless indicated otherwise. It is the policy of the Advisor to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Advisor or the Fund. In OTC transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained using a broker. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commissions, if any. In selecting broker-dealers and in negotiating commissions, the Advisor considers a variety of factors, including best price and execution, the full range of brokerage and execution services provided by the broker, as well as its capital strength and stability, and the quality of the research and research services provided by the broker. Brokerage will not be allocated based on the sale of any shares of the Strong Funds. The Advisor may, at such time as it deems advisable, place trades with certain brokers with which it is affiliated, including the Distributor, under procedures adopted by the Fund's Board, which provide, in part, that the commissions received by the affiliated broker must be reasonable and fair compared to that received by non-affiliated brokers in similar transactions during a comparable time period.

The Advisor has adopted procedures that provide generally for the Advisor to seek to bunch orders for the purchase or sale of the same security for the Fund, other mutual funds managed by the Advisor, and other advisory clients (collectively, "client accounts"). The Advisor will bunch orders when it deems it to be appropriate and in the best interest of the client accounts. When a bunched order is filled in its entirety, each participating client account will participate at the average share price for the bunched order on the same business day, and transaction costs shall be shared pro rata based on each client's participation in the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro rata basis to each client account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions, and each participating account will participate at the average share price for the bunched order on the same business day.

Section 28(e) of the Securities Exchange Act of 1934, as amended, ("Section 28(e)") permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of the brokerage and research services provided by the broker or dealer. Brokerage and research services include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In carrying out the provisions of the Advisory Agreement, the Advisor may cause the Fund to pay a broker, who provides brokerage and research services to the Advisor, a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction. The Advisor believes it is important to its investment decision-making process to have access to independent research. The Advisory Agreement provides that such higher commissions will not be paid by the Fund unless (1) the Advisor determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Advisor's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (2) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Advisory Agreement; and (3) in the opinion of the Advisor, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The investment management fee paid by the Fund under the Advisory Agreement is not reduced as a result of the Advisor's receipt of research services. To request a copy of the Advisor's Soft Dollar Practices, please call 1-800-368-3863.

The Advisor may engage in "step-out" and "give-up" brokerage transactions subject to best price and execution. In a step-out or give-up trade, an investment advisor directs trades to a broker-dealer who executes the transactions while a second broker-dealer clears and settles part or all of the transaction. The first broker-dealer then shares part of its commission with the second broker-dealer. The Advisor engages in step-out and give-up transactions primarily (1) to satisfy directed brokerage arrangements of certain of its client accounts and/or (2) to pay commissions to broker-dealers who supply research or analytical services.

When deemed appropriate or advisable by the Advisor, registered mutual funds managed by the Advisor ("Strong Funds") may purchase from, or sell to, any other Strong Fund, a portfolio security that is consistent with the Fund's investment objectives, policies and limitations. Such trades between mutual funds are conducted pursuant to Rule 17a-7 under the 1940 Act. These transactions may benefit the Strong Funds by providing them with greater investment flexibility, including the ability to invest or raise cash without incurring transaction costs. The Board, including a majority of the disinterested directors, has approved procedures governing these transactions with respect to all of the Strong Funds.

Generally, research services provided by brokers may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. Such research services are received primarily in the form of written reports, telephone contacts, and personal meetings with security analysts. In addition, such research services may be provided in the form of access to various computer-generated data, computer hardware and software, and meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. In some cases, research services are generated by third parties but are provided to the Advisor by or through brokers. Such brokers may pay for all or a portion of computer hardware and software costs relating to the pricing of securities.

Where the Advisor itself receives both administrative benefits and research and brokerage services from the services provided by brokers, it makes a good faith allocation between the administrative benefits and the research and brokerage services, and will pay for any administrative benefits with cash. In making good faith allocations between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of the Advisor's allocation of the costs of such benefits and services between those that primarily benefit the Advisor and those that primarily benefit the Fund and other advisory clients.

From time to time, the Advisor may purchase new issues of securities for the Fund in a fixed income offering. In these situations, the seller may be a member of the selling group that will, in addition to selling the securities to the Fund and other advisory clients, provide the Advisor with research. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

At least annually, the Advisor considers the amount and nature of research and brokerage services provided by brokers, as well as the extent to which such services are relied upon, and attempts to allocate a portion of the brokerage business of the Fund and other advisory clients on the basis of that consideration. In addition, brokers may suggest a level of business they would like to receive in order to continue to provide such services. The actual brokerage business received by a broker may be more or less than the suggested allocations, depending upon the Advisor's evaluation of all applicable considerations.

The Advisor has informal arrangements with various brokers whereby, in consideration for providing research services and subject to Section 28(e), the Advisor allocates brokerage to those firms, provided that the value of any research and brokerage services was reasonable in relationship to the amount of commissions paid and was subject to best execution. In no case will the Advisor make binding commitments as to the level of brokerage commissions it will allocate to a broker, nor will it commit to pay cash if any informal targets are not met. The Advisor anticipates it will continue to enter into such brokerage arrangements.

The Advisor may direct the purchase of securities on behalf of the Fund and other advisory clients in secondary market transactions, in public offerings directly from an underwriter, or in privately negotiated transactions with an issuer. When the Advisor believes the circumstances so warrant, securities purchased in public offerings may be resold shortly after acquisition in the immediate aftermarket for the security in order to take advantage of price appreciation from the public offering price or for other reasons. Short-term trading of securities acquired in public offerings, or otherwise, may result in increased portfolio turnover, brokerage and custodial costs, and tax consequences to the client.

With respect to the Fund's foreign equity investing, if any, the Advisor is responsible for selecting brokers in connection with foreign securities transactions. The fixed commissions paid in connection with most foreign stock transactions are usually higher than negotiated commissions on U.S. stock transactions. Foreign stock exchanges and brokers are subject to less government supervision and regulation as compared with the U.S. exchanges and brokers. In addition, foreign security settlements may in some instances be subject to delays and administrative uncertainties.

The Advisor places portfolio transactions for other advisory accounts, including other mutual funds managed by the Advisor. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Advisor in servicing the accounts of other clients and may or may not be used by the Advisor in connection with making investment decisions for the Fund. In the opinion of the Advisor, it is not possible to measure separately the benefits from research services to each of the accounts managed by the Advisor. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

The Advisor seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Advisor are the Fund or other account's respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and expected liquidity needs, the availability of other competing investment opportunities, the size and number of investment positions generally held, transaction, custodial or other charges that may be incurred as a result of the transaction, tax considerations and the opinions of the persons responsible for recommending the investment.

From time to time, the Advisor may invest for a client in securities being offered in an initial or secondary public offering ("IPO"), if the portfolio manager team responsible for the account believes the investment is appropriate and desirable for that client. In making this judgment, the team generally considers, among other things, the client's investment objectives, restrictions and tax circumstances; the client's tolerance for risk and high portfolio turnover; the nature, size and investment merits of the IPO; the size of the client's account, cash availability, other holdings, asset allocation and other current or expected competing investment opportunities that may be available for the account; if the portfolio manager team contemplates holding the investment for the client's account, as opposed to immediately selling it, whether a meaningful position in the IPO securities could be obtained for the account; and expected transaction, custodial and other costs to the client in making the investment. The team also may consider the number and nature of the account's past participation in IPOs and any indicators of the client's contribution to the availability of the particular investment opportunity or IPO investment opportunities generally, including the amount of brokerage commissions and underwriter compensation generated by the client account. After weighing these and other relevant factors, the portfolio manager team may decide to invest in a particular IPO for some but not all clients, or for no clients. IPO investments made by a team for two or more clients may be in amounts that are not equal or proportionate to the participating account's asset size. Other portfolio manager teams may make different investment decisions for their clients about the same IPO. A Fund or other client's access to profitable IPOs may be limited. Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more established companies. In addition, when a Fund or other client account is small, profitable IPOs may greatly increase the Fund or account's total return, but the same level of performance is not likely to be achieved when an account grows larger.

"Hot issues" are IPOs that trade at a premium when secondary market trading begins. Typically, the demand for "hot issues" exceeds the supply, and the amount of any "hot issue" IPO made available to an investment manager like the Advisor is usually limited. In addition, IPO underwriters tend to offer "hot issues" on a priority basis to investors that have invested or are likely to invest in other offerings underwritten by the same firm or that have executed a significant volume of trades through the firm. A portfolio manager team may seek to buy larger amounts of "hot issue" IPOs for those clients whose past trading, investing and other activities have contributed to the availability to the Advisor of a specific "hot issue" IPO or to "hot issue" IPOs generally.


Each portfolio manager team places its clients' orders for a particular IPO with the Advisor's trading desk, and the trading desk seeks to fill those orders together. If the Advisor receives the full amount of securities ordered, the shares are allocated in accordance with the original orders placed with the trading desk. However, if the trading desk is not able to obtain the total amount of securities needed to fill all orders, the shares actually obtained are allocated according to specific guidelines.



When the Advisor receives 75 percent or greater of the shares ordered, the securities are allocated pro rata based upon the total shares ordered for each account that originally placed orders with the trading desk. If the Advisor receives less than 75 percent of the shares ordered, the trading desk will allocate shares to each participating account in accordance with an allocation percentage established for each such client account by the trading desk. The allocation percentages are determined using a pre-established formula which gives primary weight to the amount of equity assets under management plus cash available for equity investment on the date the IPO is priced in the client's account, with lesser weight given to the brokerage commissions generated by all trading for the client account and to underwriting compensation paid by the client account over the last twelve months. The trading desk then allocates to each participating client account the assigned allocation percentage of the amount of the limited availability IPO securities obtained by the Advisor for all clients or, if less, the amount of the IPO securities initially ordered for that client account. To avoid allocations of "odd lot" positions or fractional shares, each client's allocation is also rounded down to the nearest 100-share lot. Any unallocated securities remaining are distributed on a random basis in minimum lots of 100 shares to those participating client accounts that did not qualify for a 100 share or greater allocation based on their allocation percentage.

The Advisor's policy and procedures for allocating IPO investment opportunities, including "hot issues," are designed to ensure that all clients are treated fairly and equitably over time. The Advisor does not, however, allocate IPO investment opportunities or limited availability IPO securities made available to the Advisor among its clients in equal amounts or pro rata based on the size of an account's assets. Under the Advisor's IPO allocation policy, certain clients, including private investment funds or so-called "hedge funds," may receive a greater share than other clients (in proportion to the size of their account assets) of the IPO investment opportunities available to the Advisor, including "hot issue" IPOs. In addition, the Advisor generally will not invest in IPOs for clients whose accounts are managed pursuant to wrap fee and other programs sponsored by broker-dealers or other financial professionals.

The Advisor's policy generally will result in greater IPO allocations (as a percentage of client assets under management) to clients whose accounts are actively traded. Clients receiving greater IPO allocations are likely to include hedge funds or other accounts managed by the Advisor that pay the Advisor higher account management fees, including performance fees.


For the U.S. Emerging Growth Fund, Next Century may invest in IPOs on behalf of client accounts managed in one or more investment styles (e.g., micro-cap, small-cap, mid-cap or large-cap). Next Century may decide to invest in any investment opportunity, whether an IPO or not, only for accounts managed in a particular investment style, even if the investment opportunity may be suitable for accounts managed in more than one style. If Next Century decides to invest in a given IPO for accounts managed in a particular investment style or styles, all accounts managed in the relevant style(s) will be allocated shares in the IPO pro rata based on account size. However, accounts will not receive shares in an IPO if it would result in an allocation of less than five shares. Next Century will not invest in IPOs for clients whose investment guidelines prohibit IPOs.


Transactions in futures contracts are executed through futures commission merchants ("FCMs"). The Fund's procedures in selecting FCMs to execute the Fund's transactions in futures contracts are similar to those in effect with respect to brokerage transactions in securities.

At such time as the Advisor deems it advisable, the Fund may participate in a program with State Street Brokerage Services, Inc. ("State Street Brokerage") under which the Fund would receive a credit for part of the brokerage commission paid in any brokerage transaction directed to participating brokers. The credit is applied to Fund expenses payable to the Fund's third-party service providers other than the Advisor or its affiliates. The credit may be applied to the fees of the Fund's custodian, which is an affiliate of State Street Brokerage. Neither the Advisor nor its affiliates receive any direct or indirect benefit from this arrangement.

The Fund paid the following brokerage commissions for the time periods indicated:

                                                 Brokerage
Fiscal Year Ended                             Commissions ($)
-------------------------------------------------------------

Asia Pacific Fund
12/31/01                                              653,258
12/31/02                                              928,325
12/31/03                                            1,373,166
Balanced Fund
12/31/01                                              663,126
12/31/02                                              810,785
12/31/03                                              931,193

Blue Chip Fund
12/31/01                                            1,276,024
12/31/02                                            1,304,780
12/31/03                                            1,266,620
Discovery Fund
12/31/01                                            1,638,470
12/31/02                                            1,391,176
12/31/03                                            1,628,389
Dividend Income Fund
12/31/01                                              627,558
12/31/02                                              672,222
12/31/03                                              409,115
Dow 30 Value Fund
12/31/01                                              287,537
12/31/02                                              257,519
12/31/03                                              319,418
Endeavor Fund/(1)/
12/31/01/(2)/                                          43,203
12/31/02                                               51,407
12/31/03                                               35,938
Energy Fund
12/31/01                                               33,731
12/31/02                                               27,063
12/31/03                                               15,721
Enterprise Fund
12/31/01                                            4,880,600
12/31/02                                            3,130,649
12/31/03                                            2,352,564
Growth Fund
12/31/01                                           17,389,597
12/31/02                                           10,155,292
12/31/03                                            7,651,733
Growth 20 Fund
12/31/01                                            5,569,140
12/31/02                                            2,425,808
12/31/03                                            2,352,742

Growth and Income Fund
12/31/01                                            3,507,299
12/31/02                                            4,349,906
12/31/03                                            4,660,800
Large Cap Core Fund
12/31/01                                               26,213
12/31/02                                               29,196
12/31/03                                               12,330
Large Cap Growth Fund
12/31/01                                            9,723,873
12/31/02                                            7,751,314
12/31/03                                            4,650,597
Large Company Growth Fund/(3)/
12/31/02                                               43,855
12/31/03                                              316,336
Mid Cap Disciplined Fund
12/31/01                                            1,070,203
12/31/02                                            2,760,619
12/31/03                                            3,084,882
Multi Cap Value Fund
9/30/01                                               812,249
12/31/01/(4)/                                         325,334
12/31/02                                            1,131,804
12/31/03                                              921,491
Opportunity Fund
12/31/01                                            8,825,609
12/31/02                                            8,368,971
12/31/03                                            5,850,398
Overseas Fund
12/31/01                                              233,347
12/31/02                                              212,832
12/31/03                                              260,163
Small Company Value Fund/(5)/
12/31/02                                               70,680
12/31/03                                              249,502

Small/Mid Cap Value Fund/(5)/
12/31/02                                               20,632
12/31/03                                               47,125
Strategic Value Fund/(5)/
12/31/02                                                2,904
12/31/03                                                7,313
Technology 100 Fund
12/31/01                                            1,655,815
12/31/02                                              450,842
12/31/03                                            1,024,130
U.S. Emerging Growth Fund
12/31/01                                              115,003
12/31/02                                              371,893
12/31/03                                              338,087
Value Fund
12/31/01                                              195,646
12/31/02                                              217,160
12/31/03                                              220,693

/(5)/ Commenced operations on March 28, 2002.
/(1)/ Commenced operations on April 6, 2001.
/(2)/ For the eight-month fiscal period ended December 31, 2001.
/(3)/ While the Fund's predecessor, Rockhaven Premier Dividend Fund, commenced operations on November 3, 1997, because the Fund commenced operations on September 16, 2002, it did not previously pay any brokerage commissions.
/(4)/ For the three-month fiscal period ended December 31, 2001.

With respect to the Dividend Income Fund only, because Reaves is a member of the NYSE, it expects to act as a broker for transactions in the Fund's securities. In order for Reaves to effect any portfolio transactions for the Fund on an exchange, the commissions, fees or other remuneration received by Reaves must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard allows Reaves to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. For the periods indicated in the brokerage commission table above, the Fund paid Reaves the full amount of the brokerage commissions indicated in the table. For the period January 1, 2003, to December 31, 2003, 87.881% of the Fund's aggregate brokerage commissions were paid to Reaves. For the period January 1, 2003, to December 31, 2003, 82.82% of the Fund's aggregate dollar amount of transactions involving the payment of commissions were effected through Reaves.

                                                Brokerage
                                             Commissions Paid
Fiscal Year Ended                              to Reaves($)
-------------------------------------------------------------

12/31/01                                              627,393
12/31/02                                              663,572
12/31/03                                              359,536

With respect to the Value Fund only, because SWM Securities, Inc. ("SWM"), an affiliated company of the Subadvisor to the Value Fund, is a member of the NYSE, it expects to act as a broker for transactions in the Fund's securities. In order for SWM to effect any portfolio transactions for the Fund on an exchange, the commissions, fees, or other remuneration received by SWM must be reasonable and fair compared to the commissions, fees, or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard allows SWM to receive no more than the remuneration, which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. For the period January 1, 2003, to December 31, 2003, 10.78% of the Fund's aggregate brokerage commissions were paid to SWM. For the period January 1, 2003, to December 31, 2003, 1.12%% of the Fund's aggregate dollar amount of transactions involving the payment of commissions were effected through SWM.

                                                Brokerage
                                             Commissions Paid
Fiscal Year Ended                               to SWM($)
-------------------------------------------------------------
12/31/01                                                7,516
12/31/02                                                1,769
12/31/03                                               23,784

Unless otherwise noted below, the Fund has not acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents.

Regular Broker or Dealer (or Parent)      Value of Securities Owned as of
Issuer                                    December 31, 2002
--------------------------------------------------------------------------------
Citigroup Global Markets Inc.             $4,247,250 (Balanced Fund)
J.P. Morgan Chase & Co.                   $1,079,862 (Balanced Fund)
Wachovia Corporation                      $931,800 (Balanced Fund)
Goldman Sachs & Co.                       $6,674,148 (Blue Chip Fund)
Citigroup Global Markets Inc.             $3,509,442 (Blue Chip Fund)
Merrill Lynch, Pierce, Fenner & Smith,
 Inc.                                     $3,577,650 (Dividend Income Fund)
Citigroup Global Markets Inc.             $154,843 (Endeavor Fund)
Lehman Brothers, Inc.                     $48,649 (Endeavor Fund)
Goldman Sachs & Co.                       $20,239,650 (Growth Fund)
Citigroup Global Markets Inc.             $23,211,828 (Growth and Income Fund)
J.P. Morgan Chase & Co.                   $5,917,203 (Growth and Income Fund)
Merrill Lynch, Pierce, Fenner & Smith,
 Inc.                                     $5,865,000 (Growth and Income Fund)
Morgan Stanley                            $5,243,022 (Growth and Income Fund)
Goldman Sachs & Co.                       $5,198,628 (Growth and Income Fund)
Wachovia Corporation                      $5,120,241 (Growth and Income Fund)
Citigroup Global Markets Inc.             $6,795,600 (Large Cap Growth Fund)
Goldman Sachs & Co.                       $6,417,450 (Large Cap Growth Fund)
Citigroup Global Markets Inc.             $2,009,556 (Large Company Growth Fund)
Wachovia Corporation                      $35,874,300 (Opportunity Fund)
Morgan Stanley                            $22,454 (Strategic Value Fund)
J.P. Morgan Chase & Co.                   $16,528 (Strategic Value Fund)

The table below shows the following Funds' portfolio turnover rate for the last two fiscal periods.

                              December 31,           December 31,
Fund                              2003                   2002
Asia Pacific Fund                    285.9%/(1)/            158.9%
Balanced Fund                        204.7%                 225.5%

                              December 31,           December 31,
Fund                              2003                   2002
Blue Chip Fund                       268.5%                 214.0%
Discovery Fund                       302.2%/(2)/            420.0%
Dividend Income Fund                  92.2%                 114.1%
Dow 30 Value Fund                    123.0%                 109.4%
Endeavor Fund                        243.0%/(2)/            416.8%
Energy Fund                           22.1%                  53.8%
Enterprise Fund                      261.2%/(2)/            376.8%
Growth Fund                          138.8%/(2)/            248.5%
Growth 20 Fund                       318.1%/(3)/            460.8%
Growth and Income Fund               199.4%                 187.8%
Large Cap Core Fund                  105.5%/(2)/            269.3%
Large Cap Growth Fund                253.4%/(4)/            443.2%
Large Company Growth Fund            229.0%                  71.8%/(5)/
Mid Cap Disciplined Fund             251.5%/(2)/            430.7%
Multi Cap Value Fund                  65.0%                  65.8%
Opportunity Fund                      60.2%                  70.9%
Overseas Fund                         40.7%                  45.9%
Small Company Value Fund             155.5%/(2)/            200.5%/(6)/
Small/Mid Cap Value Fund             132.0%                 107.7%/(6)/
Strategic Value Fund                 139.3%                  56.9%/(6)/
Technology 100 Fund                  177.7%/(7)/             96.0%
U.S. Emerging Growth Fund            100.3%                 171.5%
Value Fund                           140.8%                 201.0%

/(1)/ The turnover rate for the Fund for fiscal period ending December 31, 2003, was significantly higher than the turnover rate for the prior 12-month period, because the Fund experienced substantial shareholder activity during the fiscal year.
/(2)/ The turnover rate for the Fund for fiscal period ending December 31, 2003, was significantly lower than the turnover rate for the prior 12-month fiscal period, because the Fund experienced lower market volatility.
/(3)/ The turnover rate for the Fund for fiscal period ending December 31, 2003, was significantly lower than the turnover rate for the prior 12-month fiscal period, because of a change in the management of the Fund and because the Fund experienced lower market volatility.
/(4)/ The turnover rate for the Fund for fiscal period ending December 31, 2003, was significantly lower than the turnover rate for the prior 12-month fiscal period, because of a change in the management of the Fund.
/(5)/ For the three-month fiscal period ended December 31, 2002.
/(6)/ For the nine-month fiscal period ended December 31, 2002.
/(7)/ The turnover rate for the Fund for fiscal period ending December 31, 2003, was significantly higher than the turnover rate for the prior 12-month fiscal period because of a change in management and because the market for technology stocks was stronger.

                                    CUSTODIAN

As custodian of each Funds' assets, except for the Asia Pacific Fund, State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO, 64105, has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by officers of the Fund. In addition, the Fund, with the approval of the Board and subject to the rules of the SEC, may have subcustodians in those foreign countries in which their respective assets may be invested. The custodian and, if applicable, the subcustodian are in no way responsible for any of the investment policies or decisions of the Fund.

As custodian of the Asia Pacific Fund, Brown Brothers, 40 Water Street, Boston, MA 02109, has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by officers of the Fund. In addition, the Fund, with the approval of the Board and subject to the rules of the SEC, may have subcustodians in those foreign countries in which its assets may be invested. The custodian and, if applicable, the subcustodian are in no way responsible for any of the investment policies or decisions of the Fund.

                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

The Administrator, P.O. Box 2936, Milwaukee, WI 53201, acts as transfer agent and dividend disbursing agent for the Fund. The Administrator is an affiliated company of the Advisor and Distributor. The Administrator is compensated as follows:

--------------------------------------------------------------------------------
Share Class                                         Fee/(1)/
--------------------------------------------------------------------------------
Investor Class shares         $27.00 annual open account fee, $4.20 annual
                              closed account fee.
Advisor Class shares          0.20% of the average daily net asset value of all
                              Advisor Class shares.
Institutional Class shares    0.015% of the average daily net asset value of all
                              Institutional Class shares.
Class C shares                0.20% of the average daily net asset value of all
                              Class C shares.
Class K shares                0.20% of the average daily net asset value of all
                              Class K shares.
--------------------------------------------------------------------------------
/(1)/ Plus out-of-pocket expenses, such as postage and printing expenses in connection with shareholder communications.

The fees received and the services provided by the Administrator as transfer agent and dividend disbursing agent for the Fund are in addition to those received and provided by the Administrator under the Administration Agreement.

From time to time, the Fund, directly or indirectly through arrangements with the Administrator, and/or the Administrator may pay fees and certain expenses to third parties, which may include affiliates of the Advisor, that provide transfer agent type services and other administrative services to persons who beneficially own interests in the Fund, such as participants in 401(k) plans, participants in 529 plans, and shareholders who invest through other financial intermediaries. These services may include, among other things, sub-accounting services, transfer agent type activities, answering inquiries relating to the Fund, transmitting proxy statements, annual reports, updated prospectuses, other communications regarding the Fund, and related services as the Fund or beneficial owners may reasonably request. In such cases, the Fund will not pay fees based on the number of beneficial owners at a rate that is greater than the rate the Fund is currently paying the Administrator for providing these services to Fund shareholders; however, the Administrator may pay to the third party amounts in excess of such limitation out of its own profits.

The Fund paid the following amounts for the time periods indicated for transfer agency and dividend disbursing and printing and mailing services. From time to time, the Administrator may waive all or a portion of its transfer agent and dividend disbursing agent fee and may absorb expenses for the Fund.





                                                      Printing/                         Total Cost
                                     Out-of-Pocket     Mailing                             After
     Fund               Fee ($)       Expenses ($)   Services ($)   Absorptions ($)   Absorptions ($)
-----------------------------------------------------------------------------------------------------
Asia Pacific Fund - Investor Class
12/31/01                238,657              5,959         93,071            71,582           266,105
12/31/02                373,778             15,189         78,010                 0           466,977
12/31/03                268,980             13,805         56,128            25,823           313,090
Balanced Fund - Investor Class
12/31/01                831,503             17,996        170,430                 0         1,019,929
12/31/02                812,475             47,101        152,341                 0         1,011,917
12/31/03                698,546             44,897        125,763             2,168           867,038
Blue Chip Fund - Investor Class/(1)/
12/31/01              1,671,997             53,527        484,173                 0         2,209,697
12/31/02              1,634,844            103,750        344,812                 0         2,083,406
12/31/03              1,271,157             81,212        243,385            29,683         1,566,071

Discovery Fund - Investor Class
12/31/01                515,255             13,125        128,387                 0           656,767
12/31/02                524,144             33,620        114,945                 0           672,709
12/31/03                492,140             29,743        104,267               314           625,817
Dividend Income Fund - Investor Class
12/31/01                602,712             13,853        137,278                 0           753,843
12/31/02                641,535             33,163        137,898                 0           812,596
12/31/03                523,819             26,469        106,577               440           656,425
Dividend Income Fund - Class K/(2)/
12/31/02                    285                175          1,486             1,557               389
12/31/03                  7,018              3,150          6,498             5,126            11,540
Dow 30 Value Fund - Investor Class
12/31/01                356,836              8,329         74,037                 0           439,202
12/31/02                363,488             18,842         77,147                 0           459,477
12/31/03                315,608             15,870         63,251               367           394,362
Endeavor Fund - Investor Class/(3)/
12/31/01/(4)/            14,225                651         16,111            18,664            12,323
12/31/02                 27,639              1,634          6,115            21,502            13,886
12/31/03                 23,492              1,346          4,745             2,099            27,484
Energy Fund - Investor Class
12/31/01                 69,172              2,761         16,966                 0            88,899
12/31/02                 86,007              5,242         24,234                 0           115,483
12/31/03                 71,181              4,240         16,312                95            91,638
Enterprise Fund - Class K/(5)/
12/31/02/(6)/             1,338                 34             53                 0             1,425
12/31/03                 34,469              2,203          5,073                 9            41,736
Enterprise Fund - Investor Class
12/31/01              2,267,780             64,762        611,527                 0         2,944,069
12/31/02              2,090,903            140,134        483,743                 0         2,714,780
12/31/03              1,680,127            118,000        366,222             2,233         2,162,116
Enterprise Fund - Advisor Class
12/31/01                  1,353                596          3,755                 0             5,704
12/31/02                  2,565                 38          1,553                 0             4,156
12/31/03                  3,091                 48          1,159                 1             4,297
Enterprise Fund - Institutional Class/(7)/

12/31/03/(8)/                90                  4          2,398             1,213             1,279
Growth Fund - Investor Class
12/31/01              6,461,940            130,888      1,374,174                 0         7,967,002
12/31/02              6,521,902            322,244      1,266,052                 0         8,110,198
12/31/03              5,245,756            259,516        980,963             3,132         6,483,103
Growth Fund - Advisor Class
12/31/01                 21,376                271         15,913                 0            37,560
12/31/02                 24,021                611          5,940                 0            30,572
12/31/03                 20,989                464          3,176                 5            24,624
Growth Fund - Class K/(5)/
12/31/02/(6)/             1,355                 28            298               610             1,071
12/31/03                 78,623              1,071          1,909               936            80,667
Growth Fund - Class C/(9)/
12/31/03/(10)/              554                 12          6,519             1,719             5,366
Growth Fund - Institutional Class
12/31/01                 44,321             14,309         16,457                 0            75,087
12/31/02                 18,596             30,973        140,937                 0           190,506
12/31/03                 38,127             28,036        198,563                 2           264,724
Growth 20 Fund - Investor Class
12/31/01              1,794,747             47,108        454,106                 0         2,295,961
12/31/02              1,557,891             96,503        340,509                 0         1,994,903
12/31/03              1,431,637             80,296        267,510             8,250         1,771,193
Growth 20 Fund - Advisor Class
12/31/01                 16,827                 65         10,590                 0            27,482
12/31/02                 17,338                624          3,188                 0            21,150
12/31/03                 13,337                817          1,840                 4            15,990
Growth and Income Fund - Investor Class
12/31/01              3,238,237             64,435        657,314                 0         3,959,986
12/31/02              3,564,493            148,080        596,864                 0         4,309,437
12/31/03              2,896,389            122,143        410,271             6,962         3,421,841
Growth and Income Fund - Advisor Class
12/31/01                 20,206                180         12,051                 0            32,437
12/31/02                 25,738                707          2,284                 0            28,729
12/31/03                 18,243                925          1,921                 9            21,080

Growth and Income Fund - Class K/(2)/
12/31/02                 11,598                267          2,226             3,181            10,910
12/31/03                 55,113              1,457          2,829                 7            59,392
Growth and Income Fund - Institutional Class
12/31/01                  4,237                322          7,618                 0            12,177
12/31/02                  8,946              5,235         29,429                 0            43,610
12/31/03                 11,384              5,694         38,230                 1            55,307
Large Cap Core Fund - Investor Class
12/31/01                 30,471              1,450          9,225            30,126            11,020
12/31/02                 33,181              2,470          9,913            19,712            25,852
12/31/03                 30,848              2,187         13,558            17,855            28,738
Large Cap Growth Fund - Investor Class
12/31/01              2,231,016             53,989        500,400                 0         2,785,405
12/31/02              2,311,442            137,062        433,624                 0         2,882,128
12/31/03              2,019,756            112,945        361,635             1,537         2,492,799
Large Company Growth Fund - Investor Class/(11)/
12/31/02/(12)/           14,243                  0              0                 0            14,243
12/31/03                 70,673              1,843          8,307                52            80,771
Large Company Growth Fund - Class K/(7)/
12/31/03/(8)/               328                 17          1,646             1,991                 0
Mid Cap Disciplined Fund - Investor Class
12/31/01                147,275              3,468         20,192                 0           170,935
12/31/02                492,238             19,432         75,557                 0           587,227
12/31/03                802,542             24,947        109,037             8,489           928,037
Multi Cap Value Fund - Investor Class
12/31/01/(13)/          311,275             11,007         41,954                 0           364,236
12/31/02              1,268,930             69,501        305,057                 0         1,643,488
12/31/03              1,040,764             58,675        240,646             1,471         1,338,614
Opportunity Fund - Investor Class
12/31/01              7,337,328            105,624      1,007,954                 0         8,450,906
12/31/02              9,123,941            320,747      1,288,938                 0        10,733,626
12/31/03              7,840,493            281,837      1,085,294             3,125         9,204,499

Opportunity Fund - Advisor Class
12/31/01                 76,924                716         82,154                 0           159,794
12/31/02                205,407              3,111         44,471                 0           252,989
12/31/03                236,401              3,657         38,096               331           277,823
Opportunity Fund -Class K/(5)/
12/31/02/(6)/               225                  0          8,502                 0             8,727
12/31/03                  1,379                206          1,014               611             1,988
Overseas Fund - Investor Class
12/31/01                194,727              5,716         87,935            23,539           264,839
12/31/02                327,168             13,486         69,483            11,139           398,998
12/31/03                783,468             26,932        157,770           158,734           809,436
Overseas Fund - Institutional Class/(14)/
12/31/03                     16                  2          7,497             5,064             2,451
Small Company Value Fund - Investor Class/(15)/
12/31/02/(16)/           15,592              1,082          5,579               571            21,682
12/31/03                 49,460              2,520         11,019                30            62,969
Small/Mid Cap Value Fund - Investor Class/(15)/
12/31/02/(16)/            3,543                269          2,845             1,379             5,278
12/31/03                 10,159                556          2,626             3,085            10,256
Strategic Value Fund - Investor Class/(15)/
12/31/02/(16)/            1,772                129          2,524             3,596               829
12/31/03                  4,215                244            902             5,361                 0
Technology 100 Fund - Investor Class
12/31/01              1,414,685             48,818        341,181                 0         1,804,684
12/31/02              1,670,252            112,664        429,734             1,494         2,211,156
12/31/03              1,475,842             90,771        339,973            27,944         1,878,642
U.S. Emerging Growth Fund - Investor Class
12/31/01                347,135              9,620         86,253                 0           443,008
12/31/02                483,937             20,361         72,254                 0           576,552
12/31/03                441,377             18,583         66,407               494           525,873
Value Fund - Investor Class
12/31/01                138,885              4,369         74,572                 0           217,826
12/31/02                151,922              9,895         89,074                 0           250,891
12/31/03                159,514              8,770         55,722               509           223,497

/(1)/ These fees do not reflect the fees of the former Advisor Class shares, which were redesignated as and converted into the Investor Class shares on December 27, 2001.

/(2)/  First offered on December 31, 2001.
/(3)/  Commenced operations on April 6, 2001.
/(4)/  For the eight-month fiscal period ended December 31, 2001.
/(5)/  First offered on August 30, 2002.
/(6)/  For the four-month fiscal period ended December 31, 2002.
/(7)/  First offered on June 30, 2003.
/(8)/  For the six-month fiscal period ended December 31, 2003.
/(9)/  First offered on December 26, 2002.
/(10)/ For the six-day fiscal period ended December 31, 2002.
/(11)/ While the Fund's predecessor, the Rockhaven Premier Dividend Fund, commenced operations on November 3, 1997, because the Fund commenced operations on September 16, 2002, it did not previously pay any transfer agent fees or expenses.
/(12)/ For the three-month fiscal period ended December 31, 2002.
/(13)/ For the three-month fiscal period ended December 31, 2001.
/(14)/ First offered on December 31, 2002.
/(15)/ Commenced operations on March 28, 2002.
/(16)/ For the nine-month fiscal period ended December 31, 2002.

                                      TAXES

General

The Fund intends to qualify annually for treatment as a regulated investment company ("RIC") under Subchapter M of the IRC. If so qualified, the Fund will not be liable for federal income tax on earnings and gains distributed to its shareholders in a timely manner. This qualification does not involve government supervision of the Fund's management practices or policies. If, in any taxable year, the Fund does not qualify as a RIC under Subchapter M: (1) the Fund would be taxed at normal federal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to its shareholders, and (2) the Fund's distributions to the extent made out of the Fund's current or accumulated earnings and profits would be taxable to its shareholders (other than tax-exempt shareholders and shareholders in tax deferred accounts) as ordinary dividends (regardless of whether they would otherwise have been considered capital gains dividends). The following federal tax discussion is intended to provide you with an overview of the impact of federal income tax provisions on the Fund or its shareholders and does not address special tax rules applicable to certain classes of investors. These tax provisions are subject to change by legislative or administrative action at the federal, state, or local level, and any changes may be applied retroactively. Any such action that limits or restricts the Fund's current ability to pass-through earnings without taxation at the Fund level, or otherwise materially changes the Fund's tax treatment, could adversely affect the value of a shareholder's investment in the Fund. Because the Fund's taxes are a complex matter, you should consult your tax adviser for more detailed information concerning the taxation of the Fund and the federal, state, and local tax consequences to shareholders of an investment in the Fund.

In order to qualify for treatment as a RIC under the IRC, the Fund must: (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities (or foreign currencies if applicable) or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities ("Income Requirement");
(2) diversify its assets so that at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of the Fund's total assets is invested in securities (other than U.S. Government securities or the securities of other RICs) of (1) of any one issuer or (2) of two or more issuers controlled by the Fund and engaged in the same or similar trades or businesses or related trades or businesses ("Diversification Requirement"). From time to time the Advisor may find it necessary to make certain types of investments for the purpose of ensuring that the Fund continues to satisfy the Income and Diversification Requirements under the IRC.

If the Fund qualifies as a RIC for the taxable year and distributes to its shareholders the sum of at least 90% of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gains, and net gains from certain foreign currency transactions, if applicable) and 90% of its net tax-exempt income ("Distribution Requirement"), then the Fund generally will not be subject to federal income tax on the distributed portion of its investment company taxable income. In addition, the Fund will not be subject to federal income tax to the extent it distributes its "net capital gain" (which is defined as the excess of realized net long-term capital gain over realized net short-term capital loss).

Each calendar year, the Fund must distribute dividends in an amount at least equal to the sum of (a) 98% of its ordinary income for the calendar year, (b) 98% of its capital gain net income for the one-year period ending October 31, of the same calendar year, and (c) 100% of the ordinary income and capital gain net income not previously distributed to avoid the 4% nondeductible excise tax ("Excise Tax"). The Fund intends to make the required distributions, but does not provide assurance that it will do so.

If Fund shares are sold at a loss after being held for 6 months or less, the loss will be disallowed to the extent of any exempt interest dividends received on those shares. Any portion of such loss that is not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

The Fund's distributions are taxable in the year they are paid, whether they are taken in cash or reinvested in additional shares, except that certain distributions declared in the last three months of the year and paid in January are taxable as if paid on the prior December 31.

If the Fund is considered a personal holding company it will be subject to special tax rules.

All or a portion of a sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of these shares within 90 days after their purchase to the extent shares of the Fund or another fund are subsequently acquired without a sales charge or with a reduced sales charge pursuant to a reinvestment or exchange privilege. Any disregarded portion of this sales charge will increase the shareholder's tax basis in the shares subsequently acquired. In addition, no loss will be allowed on the redemption or exchange of shares of the Fund if the shareholder purchases other shares of the Fund (whether through reinvestment of distributions or otherwise) or acquires or enters into a contract or option to acquire securities that are substantially identical to shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Capital Loss Carryovers

For federal income tax purposes, each Fund is generally permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. When a Fund has a capital loss carryover, it generally does not make capital gains distributions until the loss has been offset or expired. As of December 31, 2003, the Funds in the table below anticipated the following capital loss carryovers:

                            Capital Loss
Fund                        Carryover ($)          Expiration Date
-------------------------   -------------   ----------------------
Asia Pacific Fund           $   2,103,529                     2010
Balanced Fund               $  29,257,442                2008-2010
Blue Chip Fund              $ 191,484,822          2008, 2010-2011
Dividend Income Fund        $  15,131,988                2010-2011
Dow 30 Value Fund           $   9,866,774                2006-2011
Endeavor Fund               $   1,843,685                2009-2010
Energy Fund                 $   3,612,032   2005, 2006, 2008, 2010
Enterprise Fund             $ 329,347,329                2008-2010
Growth 20 Fund              $ 386,580,001                2009-2010
Growth and Income Fund      $ 246,233,478               2008, 2010
Growth Fund                 $ 911,084,231                2009-2010
Large Cap Core Fund         $   1,329,239                2008-2011
Large Cap Growth Fund       $ 523,964,289               2008, 2010
Large Company Growth        $   7,696,647                2009-2010
Multi Cap Value Fund        $ 100,542,053          2006, 2010-2011
Opportunity Fund            $ 416,414,762                2010-2011
Overseas Fund               $  33,806,391                2004-2011
Small/Mid Cap Value Fund    $       4,374                     2010
Technology 100 Fund         $ 260,830,819                2007-2011
U.S. Emerging Growth Fund   $  61,877,627                2008-2010

Derivative Instruments

The use of derivatives strategies, such as purchasing and selling (writing) options and futures and entering into forward currency contracts, if applicable, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection with derivative instruments. Gains from the disposition of foreign currencies, if any (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures, and forward currency contracts, if applicable, derived by the Fund with respect to its business of investing in securities or foreign currencies, if applicable, will qualify as permissible income under the Income Requirement.

For federal income tax purposes, the Fund is required to recognize as income for each taxable year its net unrealized gains and losses on options, futures, or forward currency contracts, if any, that are subject to section 1256 of the IRC ("Section 1256 Contracts") and are held by the Fund as of the end of the year, as well as gains and losses on Section 1256 Contracts actually realized during the year. Except for Section 1256 Contracts that are part of a "mixed straddle" and with respect to which the Fund makes a certain election, any gain or loss recognized with respect to Section 1256 Contracts is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Section 1256 Contract.


The following section applies to each Fund, except the Dow 30 Value Fund. Foreign Transactions


Dividends and interest received by the Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. If the Fund makes this election, each shareholder would (1) be required to include in gross income, the shareholder's proportionate share of those taxes paid by the Fund, and (2) be allowed to either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. The Fund would report to its shareholders shortly after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.


The Fund holding foreign securities in its investment portfolio maintains its accounts and calculates its income in U.S. dollars. In general, gain or loss (1) from the disposition of foreign currencies and forward currency contracts, (2) from the disposition of foreign-currency-denominated debt securities that are attributable to fluctuations in exchange rates between the date the securities are acquired and their disposition date, and (3) attributable to fluctuations in exchange rates between the time the Fund accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects those receivables or pays those liabilities, will be treated as ordinary income or loss. A foreign-currency-denominated debt security acquired by the Fund may bear interest at a high normal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated currency devaluations; in that case, the Fund would be required to include the interest in income as it accrues but generally would realize a currency loss with respect to the principal only when the principal was received (through disposition or upon maturity).

The Fund may invest in the stock of "passive foreign investment companies" ("PFICs") in accordance with its investment objective, policies and restrictions. A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund may be subject to federal income tax on a portion of any "excess distribution" (which is made up of a defined part of distributions to shareholders of the PFIC and any gain on their disposition of the PFIC stock), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which probably would have to be distributed to its shareholders to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. Finally, neither of the foregoing will apply if the Fund elects to mark-to-market the gains of the PFIC annually. In such a case, these gains will be treated as ordinary income.


Pass-Through Income Tax Exemption

Most state laws provide a pass-through to mutual fund shareholders of the state and local income tax exemption afforded owners of direct U.S. Government obligations. You will be notified annually of the percentage of a Fund's income that is derived from U.S. Government securities.

Purchases in Kind

Shares of the Fund may be purchased "in kind," subject to the Advisor's approval and its determination that the securities are acceptable investments for the Fund and that they have a value that is readily ascertainable in accordance with the Fund's valuation policies. In an in kind purchase, investors transfer securities to the Fund in exchange for Fund shares. Securities accepted by the Fund in an in kind purchase will be valued at market value. The Advisor cannot predict whether securities acquired in any in kind purchase will have unrealized gains or losses on the date of the in kind purchase. Consistent with its duties, the Advisor will, however, take tax consequences to investors into account when making decisions to sell portfolio assets, including the impact of realized capital gains on shareholders of the Fund. In general, investors transferring securities for shares will recognize gain or loss on an "in kind" purchase of the Fund.

Qualified Dividend Income


The Fund may flow through to its shareholders the qualified dividend income ("QDI") that it receives on its portfolio holdings and designates as such. Specifically, a Fund may designate as QDI the aggregate amount of qualifying dividend income for the taxable year, if the amount of qualifying dividends received by the Fund is less than 95 percent of its gross income (as specially computed by excluding long-term capital gains). Where the amount of QDI is 95 percent or more of the Fund's gross income, 100 percent of the Fund's dividends (other than capital gain dividends) may be designated as QDI.

Certain holding period rules apply before a dividend is eligible for treatment by a shareholder as QDI. Specifically, the Fund and the shareholder must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock became ex-dividend. In the case of preferred stock, the holding period is 91 days during the 181-day period beginning 90 days before the stock became ex-dividend. If a qualified dividend is an extraordinary dividend (within the meaning of IRC Section 1059(c)), then any loss on the sale or exchange of the underlying stock is a long-term capital loss to the extent of the extraordinary dividend. Substitute payments received in lieu of dividends (as in the case of securities loans) are not QDI. A shareholder who receives a Form 1099-DIV showing a dividend may treat that amount as QDI unless the shareholder has reason to know that the amount (or some portion thereof) was paid in lieu of a dividend.

Use of Tax-Lot Accounting

When sell decisions are made by the Fund's portfolio manager, the Advisor generally sells the tax lots of the Fund's securities that results in the lowest amount of taxes to be paid by the shareholders on the Fund's capital gain distributions. The Advisor uses tax-lot accounting to identify and sell the tax lots of a security that have the highest cost basis and/or longest holding period to minimize adverse tax consequences to the Fund's shareholders. However, if the Fund has a capital loss carryover position, the Advisor would reverse its strategy and sell the tax lots of a security that have the lowest cost basis and/or shortest holding period to maximize the use of the Fund's capital loss carryover position.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

The Fund may acquire zero-coupon, step-coupon, or other securities issued with original issue discount. As a holder of those securities, the Fund must include in its income the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, the Fund must include in its income securities it receives as "interest" on pay-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions may be made from the proceeds on sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income or net capital gain, or both.

                        DETERMINATION OF NET ASSET VALUE

Generally, when an investor makes any purchases, sales, or exchanges, the price of the investor's shares will be the net asset value ("NAV") next determined after the transfer agent receives a request in proper form (which includes receipt of all necessary and appropriate documentation and subject to available funds), plus any applicable sales charges. If the transfer agent receives such a request prior to the close of the New York Stock Exchange ("NYSE") on a day on which the NYSE is open, the share price will be the NAV determined that day. The NAV for each class of shares of the Fund is normally determined as of 3:00 p.m., Central Time, each day the NYSE is open. The NYSE is open for trading Monday through Friday except New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. The Fund reserves the right to change the time at which purchases, redemptions, and exchanges are priced if the NYSE closes at a time other than 3:00 p.m., Central Time, or if an emergency exists. The NAV of each class of shares of the Fund is calculated by taking the value of the Fund's total assets attributable to that class, subtracting all of its liabilities attributable to that class, and dividing by the total number of shares outstanding of that class. Expenses are accrued daily and applied when determining the NAV. The Fund's portfolio securities are valued based on market value or at fair value under the supervision of the Fund's Board.


Generally, equity securities traded on a national securities exchange are valued each business day at the last sales price. Securities traded on the Nasdaq Stock Market are valued each business day using the Nasdaq Official Closing Price ("NOCP"). Exchange-traded securities for which there were no transactions and Nasdaq-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Other exchange-traded securities (generally foreign securities) are valued based on market quotations.


The following paragraph applies to each Fund, except the Dow 30 Value Fund.

Securities quoted in foreign currency are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time the daily NAV per share is determined. Although the Fund values its foreign assets in U.S. dollars on a daily basis, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally, events affecting the value of foreign investments and foreign exchange rates occur between the time at which they are determined and the close of trading on the

NYSE. To consider if events materially affect the value of the Fund's foreign investments or the foreign currency exchange rates occur during such period, the foreign investments will be fair valued by an independent pricing service each Business Day.



Debt securities may be valued by an independent pricing service that utilizes matrix pricing and/or pricing models to derive a fair market price for a normal, institutional sized trading unit of a security. Such pricing models employ a number of factors in deriving a fair market price including trade data for the security and comparable securities, verifiable bid and ask quotation data for the security and comparable securities, and yield curve models of comparably rated securities. However, such pricing models cannot be applied to all debt securities. If inadequate trading data exists for a particular security (e.g., non-rated, high yield securities or thinly traded municipal securities), a pricing service may individually evaluate the fair market value of a security based on cash flow projections for the obligor, valuation of the obligor's assets and other more subjective market factors. Such individual security evaluations depend on the adequacy of current financial information and asset valuation data. Each pricing service does not utilize the same pricing methodology, market assumptions, yield curve models or definition of comparable securities. In addition, the fair market price evaluation made by a price service is not a guarantee that an individual security held by the Fund can be sold for that particular price in the markets at any particular time. For example, if a Fund's holding of a non-rated security is a large part of the entire issue or financial information on the obligor is stale or incomplete, the pricing service does not factor position size or quality of financial information in its pricing evaluations. If no readily available market quotations exist for a debt security, securities are valued by pricing services that utilize various pricing techniques to determine values for normal institutional-sized trading units of debt securities when such techniques are believed to more accurately reflect the value for such securities. If no pricing service price is available, the mean of at least two ask or bid quotations from brokers are used to determine the market value of debt securities (except in the case of debt securities which are not widely traded, when the bid quotation from one broker will determine the market price). Any securities or other assets for which such market prices are not readily available are valued as determined in good faith under the supervision of the Board. Debt securities having remaining maturities of 60 days or less may be valued by the amortized cost method when the Advisor or an affiliate determines that the value of such securities is their amortized cost under the supervision of the Fund's Board. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of the fluctuating rates on the market value of the instrument. The market price of debt securities may be overridden on the day the Fund has a sale of a debt security, under the guidelines established by the Board.


                       ADDITIONAL SHAREHOLDER INFORMATION

Address Changes By Telephone


If you notify us by phone of your address change, your account(s) will be subject to a 15-day hold period to ensure that the change of address is genuine. During this period, you may not be able to make redemptions to your new address by phone. You can still request a redemption be sent to an unchanged bank address. Dividend checks will be sent to the new address. If you need to make a redemption to your new address during this hold period, please call for instructions.


Brokers Receipt of Purchase and Redemption Orders

The Fund has authorized certain brokers to accept purchase and redemption orders on the Fund's behalf. These brokers are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Purchase and redemption orders received in this manner will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

Deposit of Unspecified Funds for Investment


When all or a portion of a purchase is received for investment without a clear fund designation or for investment in one of our closed classes or Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Strong Money Market Fund and attempt to contact you to clarify your investment decision. We will mail you a letter, in addition to your confirmation statement, to confirm the purchase of the Strong Money Market Fund and provide you with your investment options. Unless you later direct Strong to purchase shares of another Strong Fund or redeem shares of the Strong Money Market

Fund, at the next NAV calculated after we accept your order to do so, and return the proceeds to you, we will treat your inaction as approval of the purchase and your investment will remain in the Strong Money Market Fund.

Dollar Cost Averaging

Strong Funds' Automatic Investment Plan, Payroll Direct Deposit Plan, and Automatic Exchange Plan are methods of implementing dollar cost averaging. Dollar cost averaging is an investment strategy that involves investing a fixed amount of money at regular time intervals. By always investing the same set amount, an investor will be purchasing more shares when the price is low and fewer shares when the price is high. Ultimately, by using this principle in conjunction with fluctuations in share price, an investor's average cost per share may be less than the average transaction price. A program of regular investment cannot ensure a profit or protect against a loss during declining markets. Since such a program involves continuous investment regardless of fluctuating share values, investors should consider their ability to continue the program through periods of both low and high share-price levels.

Federal Reserve System

The Fund may not accept transactions involving the federal reserve system, such as wire and Payroll Direct Deposit transactions, placed on days the federal reserve system is closed. These transactions may be accepted the next business day the federal reserve system is open. Redemptions involving the federal reserve system, such as redemptions by wire, may also be delayed when the federal reserve system is closed.

Fee Waivers

The Fund, the Advisor, and/or the Administrator may waive some or all fees.




Financial Intermediaries

If an investor purchases or redeems shares of the Fund through a financial intermediary, certain features of the Fund relating to such transactions may not be available or may be modified. In addition, certain operational policies of the Fund, including those related to settlement and dividend accrual, may vary from those applicable to direct shareholders of the Fund and may vary among intermediaries. Please consult your financial intermediary for more information regarding these matters. In addition, the Fund may pay, directly or indirectly through arrangements with the Advisor, amounts to financial intermediaries that provide transfer agent type and/or other administrative services to their customers. The Fund will not pay more for these services through intermediary relationships than it would if the intermediaries' customers were direct shareholders in the Fund; however, the Advisor or an affiliate may pay to the financial intermediary amounts in excess of such limitation out of its own profits. Certain financial intermediaries may charge an advisory, transaction, or other fee for their services. Investors will not be charged for such fees if investors purchase or redeem Fund shares directly from the Fund without the intervention of a financial intermediary.

Fund Redemptions


Shareholders can gain access to the money in their accounts by selling (also called redeeming) some or all of their shares by mail, telephone, facsimile, computer, automatic withdrawals, through a broker-dealer, or by writing a check (assuming these options are available for the Fund and class and all the appropriate documents and requirements have been met for these account options). After a redemption request is processed, the proceeds from the sale will normally be sent on the next business day. Under certain circumstances described in the prospectus, the proceeds may be delayed up to seven days, or longer. If no direction is provided as to how and where the proceeds should be delivered to you, we will mail a check to the address on your account.


Moving Account Options and Information

When establishing a new account (other than an Institutional Class account) by exchanging funds from an existing Strong Funds account, some account options (such as the exchange option, Express Purchase/SM/, and the redemption option), if existing on the account from which money is exchanged, will automatically be made available on the new account unless the shareholder indicates otherwise, or the option is not available on the new account. Subject to applicable Strong Funds policies, other account options, including automatic investment, automatic exchange, and systematic withdrawal, may be moved to the new account at the request of the shareholder. These options are not available for Institutional Class accounts. If allowed by Strong Funds policies (i) once the account options are established on the new account, the shareholder may modify or amend the options, and (ii) account options may be moved or added from one existing account to another new or existing account. Account information, such as the shareholder's address of record and Social Security number, will be copied from the existing account to the new account.

Promotional Items

From time to time, the Advisor and/or Distributor may give de minimis gifts or other immaterial consideration to investors who open new accounts or add to existing accounts with the Strong Funds. In addition, from time to time, the Advisor and/or Distributor, alone or with other entities or persons, may sponsor, participate in conducting, or be involved with sweepstakes, give-aways, contests, incentive promotions, or other similar programs ("Give-Aways"). This is done in order to, among other reasons, increase the number of users of and visits to the Fund's web site. As part of the Give-Aways, persons may receive cash or other awards including without limitation, gifts, merchandise, gift certificates, travel, meals, and lodging, paid for by the Advisor and/or its affiliates. Under the Advisor's and Distributor's standard rules for Give-Aways, their employees, subsidiaries, advertising and promotion agencies, and members of their immediate families are not eligible to enter the Give-Aways.

Redemption in Kind

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the Fund. If the Advisor determines that existing conditions make cash payments undesirable, redemption payments in excess of the amounts specified above may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for the Fund's shares (a "redemption in kind"). Shareholders receiving securities or other financial assets in a redemption in kind may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. If you expect to make a redemption in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period and would like to avoid any possibility of being paid with securities in kind, you may do so by providing Strong Funds with an unconditional instruction to redeem at least 15 calendar days prior to the date on which the redemption transaction is to occur, specifying the dollar amount or number of shares to be redeemed and the date of the transaction (please call 1-800-368-3863). This will provide the Fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimize the effect of the redemption on the interests of the Fund's remaining shareholders.




Retirement Plans


The following describes a variety of retirement plan accounts that may hold Strong Funds. Prototype plans are also available for many types of retirement accounts. Please contact the Distributor for more information.

.. Traditional Individual Retirement Account (IRA): Everyone under age 70 1/2 with earned income may contribute to a tax-deferred traditional IRA. A spousal contribution may be made for a non-working spouse if a joint income tax return is filed.

Roth IRA: Taxpayers, of any age, who have earned income and whose modified adjusted gross income does not exceed certain limits can contribute to a Roth IRA. A spousal contribution may be made for a non-working spouse if a joint income tax return is filed. If you also maintain a traditional IRA, the maximum contribution to your Roth IRA is reduced by any contributions that you make to your traditional IRA. Distributions from a Roth IRA, if they meet certain requirements, may be free from federal taxation.

.. If your modified adjusted gross income is under certain limits, you can convert your traditional IRAs into a Roth IRA.

Coverdell Education Savings Accounts: Taxpayers whose modified adjusted gross income does not exceed certain limits may contribute a limited amount per year into a Coverdell Education Savings Account for the benefit of a child under age
18. Corporations and non-profit entities may make Coverdell Education Savings Account contributions and are not subject to the income limitations. Withdrawals from the Coverdell Education Savings Account to pay qualified higher education expenses are federal tax-free. Qualified education expenses will include qualified elementary and secondary education expenses, as well as post-secondary expenses. Any withdrawals in excess of qualified expenses for the year are potentially subject to tax and an additional penalty.

Direct Rollover IRA: To avoid a mandatory federal withholding tax on distributions, you must transfer the qualified retirement or IRC Section 403(b) plan distribution directly into an IRA. Distributions from your qualified plan or 403(b) may be rolled over into a plan other than an IRA; however, it is not mandatory for your new plan to accept rollovers from outside plans. The distribution must be eligible for rollover. Not all distributions are eligible to be rolled over to another retirement plan. Contact your plan administrator to confirm rollover eligibility of your distribution from your current plan.

Simplified Employee Pension Plan (SEP IRA): A SEP IRA plan allows an employer to make deductible contributions to separate IRA accounts established for each eligible employee.

Salary Reduction Simplified Employee Pension Plan (SAR SEP IRA): A SAR SEP IRA plan is a type of SEP IRA plan in which an employer may allow employees to defer part of their salaries and contribute to an IRA account. These deferrals help lower the employees' taxable income. Please note that you may no longer establish new SAR SEP IRA plans (since December 31, 1996). However, employers with SAR SEP-IRA plans that were established prior to January 1, 1997 may still open accounts for new employees.

Simplified Incentive Match Plan for Employees (SIMPLE IRA): A SIMPLE IRA plan is an employer-sponsored retirement savings plan that allows employees to contribute a percentage of their compensation. on a pre-tax basis to a SIMPLE-IRA account.


The employer is required to make annual contributions to eligible employees' accounts. All contributions grow tax-deferred.




Defined Contribution Plan: A defined contribution plan allows self-employed individuals, partners, or a corporation to provide retirement benefits for themselves and their employees. Plan types include: profit sharing plans, money purchase pension plans, and paired plans (a combination of a profit-sharing plan and a money purchase plan).

401(k) Plan: A 401(k) plan is a type of profit-sharing plan that allows employees to have part of their salary contributed on a pre-tax basis to a retirement plan which will earn tax-deferred income. A 401(k) plan is funded by employee contributions, employer contributions, or a combination of both.

403(b)(7) Plan: A 403(b)(7) plan is a tax-sheltered custodial account designed to qualify under section 403(b)(7) of the IRC and is available for use by employees of certain educational, non-profit, hospital, and charitable organizations.


Please note, all information presented in this section describes the current provisions of federal law. You may wish to consult with your tax advisor regarding the impact of any applicable state law on your circumstances.


Right of Set-Off

To the extent not prohibited by law, the Fund, any other Strong Fund, and the Advisor, each has the right to set-off against a shareholder's account balance with a Strong Fund, and redeem from such account, any debt the shareholder may owe any of these entities. This right applies even if the account is not identically registered.

Shares in Certificate Form

Certificates will not be issued for any class of shares of any Fund. A shareholder will, however, have full shareholder rights.

Telephone and Electronic Exchange/Redemption/Purchase Privileges

The Fund employs reasonable procedures to confirm that instructions communicated by telephone or electronically are genuine. The Fund may not be liable for losses due to unauthorized or fraudulent instructions. Such procedures include, but are not limited to, requiring a form of personal identification prior to acting on instructions received by telephone or electronically, providing written confirmations of such transactions to the address of record, tape recording telephone instructions, and creating a duplicate record of electronic transactions.

                                  ORGANIZATION

The Fund is a "series" of common stock of a Corporation, as described in the chart below:

                                                       Incorporation   Date Series   Date Class   Authorized     Par
Corporation                                                 Date         Created       Created      Shares     Value ($)
------------------------------------------------------------------------------------------------------------------------
Strong Asia Pacific Fund, Inc.                           12/28/90                                 Indefinite    .00001
   - Strong Asia Pacific Fund                                           12/28/90                  Indefinite    .00001
      . Investor Class/(1)/                                                           12/28/90    Indefinite    .00001
Strong Balanced Fund, Inc./(2)/                          09/03/81                                 Indefinite       .01
   - Strong Balanced Fund                                               09/03/81                  Indefinite       .01
      . Investor Class/(1)/                                                           09/03/81    Indefinite       .01
Strong Conservative Equity Funds, Inc./(3)/              12/28/90                                 Indefinite    .00001
   - Strong Advisor U.S. Value Fund/(4)/                                10/27/95                  Indefinite     00001
      . Class A                                                                       11/30/00    Indefinite    .00001
      . Class B                                                                       11/30/00    Indefinite    .00001
      . Class C                                                                       11/30/00    Indefinite    .00001
      . Class K                                                                       12/27/01    Indefinite    .00001
      . Class Z/(7)/                                                                  10/27/95    Indefinite    .00001
   - Strong Blue Chip Fund/(8)/                                         06/25/97                  Indefinite    .00001
      . Investor Class/(7)/                                                           06/25/97    Indefinite    .00001
   - Strong Dividend Income Fund/(8)/                                   12/28/90                  Indefinite    .00001
      . Investor Class/(9)/                                                           12/28/90    Indefinite    .00001
      . Class K                                                                       12/27/01    Indefinite    .00001
   - Strong Energy Fund/(10)/                                           08/14/97                  Indefinite    .00001
      . Investor Class/(1)/                                                           08/14/97    Indefinite    .00001
   - Strong Growth and Income Fund                                      10/27/95                  Indefinite    .00001
      . Investor Class/(11)/                                                          10/27/95    Indefinite    .00001
      . Advisor Class                                                                 02/22/00    Indefinite    .00001
      . Institutional Class                                                           02/22/00    Indefinite    .00001
      . Class K                                                                       12/27/01    Indefinite    .00001
Strong Discovery Fund, Inc.                               9/24/87                                 Indefinite      .001
   - Strong Discovery Fund                                               9/24/87                  Indefinite      .001
      . Investor Class/(12)/                                                           9/24/87    Indefinite      .001
Strong Equity Funds, Inc./(13)/                          12/28/90                                 Indefinite    .00001
   - Strong Advisor Large Company Core Fund/(14)/                         8/2/02                  Indefinite    .00001
      . Class A/(21)/                                                                  08/2/02    Indefinite    .00001
      . Class B                                                                        08/2/02    Indefinite    .00001
      . Class C                                                                        08/2/02    Indefinite    .00001
      . Class K                                                                        08/2/02    Indefinite    .00001

                                                       Incorporation   Date Series   Date Class   Authorized     Par
Corporation                                                 Date         Created       Created      Shares     Value ($)
------------------------------------------------------------------------------------------------------------------------
   - Strong Advisor Mid Cap Growth Fund/(14)/                           10/28/96                  Indefinite    .00001
      . Class A/(21)/                                                                 11/30/00    Indefinite    .00001
      . Class B                                                                       11/30/00    Indefinite    .00001
      . Class C                                                                       11/30/00    Indefinite    .00001
      . Class Z/(15)/                                                                 10/28/96    Indefinite    .00001
   - Strong Advisor Small Cap Value Fund/(14)/                          12/10/97                  Indefinite    .00001
      . Class A/(21)/                                                                 11/30/00    Indefinite    .00001
      . Class B                                                                       11/30/00    Indefinite    .00001
      . Class C                                                                       11/30/00    Indefinite    .00001
      . Class Z/(15)/                                                                 12/10/97    Indefinite    .00001
   - Strong Advisor Utilities and Energy Fund/(14)/                      7/22/02                  Indefinite    .00001
      . Class A/(21)/                                                                  7/22/02    Indefinite    .00001
      . Class B                                                                        7/22/02    Indefinite    .00001
      . Class C                                                                        7/22/02    Indefinite    .00001
   - Strong Dow 30 Value Fund                                           12/10/97                  Indefinite    .00001
      . Investor Class/(9)/                                                           12/10/97    Indefinite    .00001
   - Strong Enterprise Fund                                              9/15/98                  Indefinite    .00001
      . Investor Class/(16)/                                                           9/15/98    Indefinite    .00001
      . Advisor Class                                                                  2/17/00    Indefinite    .00001
      . Institutional Class                                                            6/30/03    Indefinite    .00001
      . Class K                                                                         8/2/02    Indefinite    .00001
   - Strong Growth Fund                                                 12/28/90                  Indefinite    .00001
      . Investor Class/(16)/                                                          12/28/90    Indefinite    .00001
      . Advisor Class                                                                  2/17/00    Indefinite    .00001
      . Institutional Class                                                            2/17/00    Indefinite    .00001
      . Class C                                                                       12/06/02    Indefinite    .00001
      . Class K                                                                         8/2/02    Indefinite    .00001
   - Strong Growth 20 Fund                                               6/04/97                  Indefinite    .00001
      . Investor Class/(16)/                                                           6/04/97    Indefinite    .00001
      . Advisor Class                                                                  2/17/00    Indefinite    .00001
   - Strong Index 500 Fund/(14)/                                         4/08/97                  Indefinite    .00001
      . Investor Class/(9)/                                                            4/08/97    Indefinite    .00001
   - Strong Large Cap Core Fund/(17)/                                     5/4/98                  Indefinite    .00001
      . Investor Class/(9)/                                                             5/4/98    Indefinite    .00001
   - Strong Large Company Growth Fund                                     8/2/02                  Indefinite    .00001
      . Investor Class/(22)/                                                            8/2/02    Indefinite    .00001
      . Class K                                                                        6/30/03    Indefinite    .00001
   - Strong Mid Cap Disciplined Fund                                    12/15/98                  Indefinite    .00001
      . Investor Class/(9)/                                                           12/15/98    Indefinite    .00001
   - Strong Technology 100 Fund                                         12/14/99                  Indefinite    .00001
      . Investor Class/(9)/                                                           12/14/99    Indefinite    .00001
   - Strong U.S. Emerging Growth Fund                                   12/15/98                  Indefinite    .00001
      . Investor Class/(9)/                                                           12/15/98    Indefinite    .00001
   - Strong Value Fund                                                  11/01/95                  Indefinite    .00001
      . Investor Class/(9)/                                                           11/01/95    Indefinite    .00001

Strong Equity Funds II, Inc.                           2/9/01/(20)/                               Indefinite    .00001
   - Strong Multi Cap Value Fund/(19)/                                    6/1/01                  Indefinite    .00001
      . Investor Class                                                                  6/1/01    Indefinite    .00001
   - Strong Small Company Value Fund                                     3/14/02                  Indefinite    .00001
      . Investor Class                                                                 3/14/02    Indefinite    .00001


                                                       Incorporation   Date Series   Date Class   Authorized     Par
Corporation                                                Date          Created       Created      Shares     Value ($)
------------------------------------------------------------------------------------------------------------------------
   - Strong Small/Mid Cap Value Fund/(20)/                               3/14/02                  Indefinite    .00001
      . Investor Class                                                                 3/14/02    Indefinite    .00001
   - Strong Strategic Value Fund                                         3/14/02                  Indefinite    .00001
      . Investor Class                                                                 3/14/02    Indefinite    .00001
Strong International Equity Funds, Inc./(21)/            12/28/90                                 Indefinite    .00001
   - Strong Advisor International Core Fund                              9/17/01                  Indefinite    .00001
      . Class A/(22)/                                                                  9/17/01    Indefinite    .00001
      . Class B                                                                        9/17/01    Indefinite    .00001
      . Class C                                                                        9/17/01    Indefinite    .00001
   - Strong Overseas Fund                                                5/22/98                  Indefinite    .00001
      . Investor Class                                                                 5/22/98    Indefinite    .00001
      . Institutional Class                                                           12/06/02    Indefinite    .00001
Strong Large Cap Growth Fund, Inc./(21)/                  9/03/81                                 Indefinite       .01
   - Strong Large Cap Growth Fund                                        9/03/81                  Indefinite       .01
      . Investor Class/(1)/                                                            9/03/81    Indefinite       .01
Strong Opportunity Fund, Inc.                             7/05/83                                 Indefinite       .01
   - Strong Advisor Select Fund/(14)/                                   12/15/00                  Indefinite       .01
      . Class A/(21)/                                                                 12/15/00    Indefinite       .01
      . Class B                                                                       12/15/00    Indefinite       .01
      . Class C                                                                       12/15/00    Indefinite       .01
   - Strong Advisor U.S. Small/Mid Cap Growth Fund                       3/14/02                  Indefinite       .01
      . Class A/(22)/                                                                  3/14/02    Indefinite       .01
      . Class B                                                                        3/14/02    Indefinite       .01
      . Class C                                                                        3/14/02    Indefinite       .01
   - Strong Endeavor Fund                                               03/15/01                  Indefinite       .01
      . Investor Class                                                                03/15/01    Indefinite       .01
   - Strong Opportunity Fund                                             7/05/83                  Indefinite       .01
      . Investor Class/(16)/                                                           7/05/83    Indefinite       .01
      . Advisor Class                                                                  2/17/00    Indefinite       .01
      . Class K                                                                         8/2/02    Indefinite       .01


/(1)/ Prior to April 9, 2001, the Investor Class shares of the Fund were designated as shares of common stock of the Fund.
/(2)/ Prior to June 23, 2000, the Corporation's name was Strong Asset Allocation Fund, Inc.
/(5)/ Prior to November 30, 2000, the Class Z shares of the Fund were designated as shares of common stock of the Fund.
/(6)/ Prior to May 1, 2001, the Fund's name was Strong Blue Chip 100 Fund.
/(7)/ Prior to February 22, 2000, the Investor Class shares of the Fund were designated as shares of common stock of the Fund. The former Advisor Class shares of the Fund were redesignated as and converted into the Investor Class shares on December 27, 2001.
/(8)/ Prior to December 7, 2001, the Fund's name was Strong American Utilities Fund.
/(9)/ Prior to May 1, 2001, the Investor Class shares of the Fund were designated as shares of common stock of the Fund.
/(10)/ Prior to March 1, 2001, the Fund's name was Strong Limited
Resources Fund.
/(11)/ Prior to February 22, 2000, the Investor Class shares of the Fund were designated as shares of common stock of the Fund.
/(12)/ Prior to November 15, 2001, the Investor Class shares of the Fund were designated as shares of common stock of the Fund.
/(13)/ Prior to November 1, 1995, the Corporation's name was Strong Growth
Fund, Inc.
/(14)/ Described in a different SAI. Prior to November 30, 2000, the Strong Advisor Mid Cap Growth Fund's name was Strong Mid Cap Growth Fund and the Strong Advisor Small Cap Value Fund's name was Strong Small Cap Value Fund.
/(15)/ Prior to November 30, 2000, the Class Z shares were designated as Investor Class shares of the Fund.
/(16)/ Prior to February 17, 2000, the Investor Class shares were designated as common stock of the Fund.
/(17)/ Prior to May 1, 2001, the Strong Large Cap Core Fund's name was the Strong Strategic Growth Fund.

/(18)/ Although the Corporation was incorporated on February 9, 2001, it did not succeed to the operations of the Strong Multi Cap Value Fund, Inc. (f/k/a Strong Schafer Value Fund, Inc.), which was incorporated under the laws of the State of Maryland on August 12, 1985 and commenced operations on October 22, 1985 (the "Predecessor Fund") until June 1, 2001.
/(19)/ The Fund is the successor to the Predecessor Fund. Prior to January 10, 1996, the Fund was known as Schafer Value Fund, Inc. Any reference herein to the Strong Multi Cap Value Fund, including any financial information and performance data relating to the period prior to June 1, 2001, reflects the Fund as constituted prior to the commencement of operations as a series of a Wisconsin corporation.

/(20)/ Prior to October 20, 2003, the Fund's name was Strong All Cap Value Fund. /(21)/ Prior to May 1, 2000, the Corporation's name was Strong Total Return Fund, Inc.
/(22)/ The former Class L shares were redesignated and converted into Class A shares on December 27, 2001.

/(23)/ The Large Company Growth Fund was created to acquire all of the assets and assume all of the liabilities of the Rockhaven Premier Dividend Fund. This acquisition, which involved the issuance of Investor Class shares of the Fund to the shareholders of the Rockhaven Premier Dividend Fund in exchange for the Rockhaven Premier Dividend Fund's assets and liabilities, was effected on September 16, 2002. Accordingly, the Fund is the successor to the Rockhaven Premier Dividend Fund, which commenced operations on November 3, 1997.

The Strong Asia Pacific Fund is a diversified series of Strong Asia Pacific Fund, Inc., which is an open-end management investment company. The Strong Balanced Fund is a diversified series of Strong Balanced Fund, Inc., which is an open-end management investment company. The Strong Blue Chip Fund, Strong Dividend Income Fund, Strong Energy Fund, and Strong Growth and Income Fund, are diversified series of Strong Conservative Equity Funds, Inc., which is an open-end management investment company. The Strong Discovery Fund is a diversified series of Strong Discovery Fund, Inc., which is an open-end management investment company. The Strong Enterprise Fund, Strong Growth Fund, Strong Large Cap Core Fund, Strong Large Company Growth Fund, Strong Mid Cap Disciplined Fund, Strong Technology 100 Fund, Strong U.S. Emerging Growth Fund, and Strong Value Fund are diversified series of Strong Equity Funds, Inc., which is an open-end management investment company. The Strong Dow 30 Value Fund and Strong Growth 20 Fund are nondiversified series of Strong Equity Funds, Inc. The Strong Multi Cap Value Fund, Strong Small Company Value Fund, Strong Small/Mid Cap Value Fund, and Strong Strategic Value Fund are diversified series of Strong Equity Funds II, Inc., which is an open-end management investment company. The Strong Overseas Fund is a diversified series of Strong International Equity Funds, Inc., which is an open-end management investment company. The Strong Large Cap Growth Fund is a diversified series of Strong Large Cap Growth Fund, Inc., which is an open-end management investment company. The Strong Endeavor Fund and Strong Opportunity Fund are diversified series of Strong Opportunity Fund, Inc., which is an open-end management investment company.

The Corporation is a Wisconsin corporation that is authorized to offer separate series of shares representing interests in separate portfolios of securities, each with differing investment objectives. The shares in any one portfolio may, in turn, be offered in separate classes, each with differing preferences, limitations, or relative rights. However, the Articles of Incorporation for the Corporation provide that if additional series of shares are issued by the Corporation, such new series of shares may not affect the preferences, limitations, or relative rights of the Corporation's outstanding shares. In addition, the Board of the Corporation is authorized to allocate assets, liabilities, income, and expenses to each series and class. Classes within a series may have different expense arrangements than other classes of the same series and, accordingly, the net asset value of shares within a series may differ. Finally, all holders of shares of the Corporation may vote on each matter presented to shareholders for action except with respect to any matter that affects only one or more series or class, in which case only the shares of the affected series or class are entitled to vote. Each share of the Fund has one vote, and all shares participate equally in dividends and other capital gains distributions by the Fund and in the residual assets of the Fund in the event of liquidation. Fractional shares have the same rights proportionately as do full shares. Shares of the Corporation have no preemptive, conversion, or subscription rights. If the Corporation issues additional series, the assets belonging to each series of shares will be held separately by the custodian, and, in effect, each series will be a separate fund.

                              SHAREHOLDER MEETINGS

Wisconsin Business Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The

Corporation has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of Directors is not required to be acted on by shareholders under the 1940 Act.

The Fund's Bylaws allow for a Director to be removed by its shareholders with or without cause, only at a meeting called for the purpose of removing the Director. Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any Director. The Secretary shall inform such shareholders of the reasonable estimated costs of preparing and mailing the notice of the meeting, and upon payment to the Fund of such costs, the Fund shall give not less than ten nor more than sixty days notice of the special meeting.





Investment Objective. The Funds offer a comprehensive range of conservative to aggressive investment options. The Funds and their investment objectives are listed below.

Fund Name                                      Investment Objective
----------------------------------------------------------------------------------------------


Growth and Income
Strong Balanced Fund                           High total return consistent with reasonable
                                               risk over the long term.
Strong Blue Chip Fund                          Total return by investing for both income and
                                               capital growth.
Strong Dividend Income Fund                    Total return by investing for both income and
                                               capital growth.
Strong Energy Fund                             Total return by investing for both capital
                                               growth and income.
Strong Growth and Income Fund                  High total return by investing for capital
                                               growth and income.
Strong Large Company Growth Fund               Total return by investing for both income and
                                               capital growth.
Strong Multi Cap Value Fund                    Long-term capital growth. Current income is a
                                               secondary objective.

Equity
Strong Discovery Fund                          Capital growth.
Strong Dow 30 Value Fund                       Capital growth.
Strong Endeavor Fund                           Capital growth.
Strong Enterprise Fund                         Capital growth.
Strong Growth Fund                             Capital growth.
Strong Growth 20 Fund                          Capital growth.
Strong Index 500 Fund                          To replicate as closely as practicable, before
                                               fees and expenses, the capitalization-weighted
                                               total rate of return of that portion of the
                                               U.S. market for publicly traded common stocks
                                               composed of the larger capitalized companies.
Strong Large Cap Core Fund                     Capital growth.
Strong Large Cap Growth Fund                   Capital growth.
Strong Mid Cap Disciplined Fund                Capital growth.
Strong Opportunity Fund                        Capital growth.
Strong Small Company Value Fund                Capital growth.
Strong Small/Mid Cap Value Fund                Capital growth.
Strong Strategic Value Fund                    Capital growth.
Strong Technology 100 Fund                     Capital growth.
Strong U.S. Emerging Growth Fund               Capital growth.
Strong Value Fund                              Capital growth.

Income
Strong Corporate Bond Fund                     Total return by investing for a high level of
                                               current income with a moderate degree of
                                               share-price fluctuation.
Strong Corporate Income Fund                   Total return by investing for a high level of
                                               current income.
Strong Government Securities Fund              Total return by investing for a high level of
                                               current income with a moderate degree of
                                               share-price fluctuation.

Strong High-Yield Bond Fund                    Total return by investing for a high level of
                                               current income and capital growth.
Strong Short-Term Bond Fund                    Total return by investing for a high level of
                                               current income with a low degree of share-price
                                               fluctuation.
Strong Short-Term High Yield Bond Fund         Total return by investing for a high level of
                                               current income with a moderate degree of
                                               share-price fluctuation.
Strong Short-Term Income Fund                  Total return by investing for a high level of
                                               current income.

International Equity
Strong Asia Pacific Fund                       Capital growth.
Strong Overseas Fund                           Capital growth.

Life Stage Series
Strong Aggressive Portfolio                    Capital growth.
Strong Conservative Portfolio                  Total return by investing primarily for income
                                               and secondarily for capital growth.
Strong Moderate Portfolio                      Total return by investing primarily for capital
                                               growth and secondarily for income.


Money Market
Strong Florida Municipal Money Market Fund     Federal tax-exempt current income, a stable
                                               share price, and daily liquidity.
Strong Heritage Money Fund                     Current income, a stable share price, and daily
                                               liquidity.
Strong Money Market Fund                       Current income, a stable share price, and daily
                                               liquidity.
Strong Municipal Money Market Fund             Federal tax-exempt current income, a stable
                                               share-price, and daily liquidity.
Strong Tax-Free Money Fund                     Federal tax-exempt current income, a stable
                                               share-price, and daily liquidity.


Municipal Income
Strong High-Yield Municipal Bond Fund          Total return by investing for a high level of
                                               federally tax-exempt current income.
Strong Intermediate Municipal Bond Fund        Total return by investing for a high level of
                                               federally tax-exempt current income.
Strong Minnesota Tax-Free Fund                 Total return by investing for a high level of
                                               current income that is exempt from federal and
                                               Minnesota personal income taxes.
Strong Municipal Bond Fund                     Total return by investing for a high level of
                                               federally tax-exempt current income with a
                                               moderate degree of share-price fluctuation.
Strong Short-Term High Yield Municipal Fund    Total return by investing for a high level of
                                               federally tax-exempt current income with a
                                               moderate degree of share-price fluctuation.
Strong Short-Term Municipal Bond Fund          Total return by investing for a high level of
                                               federally tax-exempt current income with a low
                                               degree of share-price fluctuation.
Strong Wisconsin Tax-Free Fund                 Total return by investing for a high level of
                                               current income that is exempt from federal and
                                               Wisconsin personal income taxes.


Ultra Short-Term Income
Strong Ultra Short-Term Income Fund            Current income with a very low degree of
                                               share-price fluctuation.
Strong Ultra Short-Term Municipal Income Fund  Federal tax-exempt current income with a very low degree of share-price fluctuation.


The Advisor also serves as Advisor to several management investment companies, some of which fund variable annuity separate accounts of certain insurance companies.





Tying Time Frames to Your Goals. There are many issues to consider as you make your investment decisions, including your risk tolerance, investing experience, and asset allocations. You should start to organize your investments by learning to link your many financial goals to specific time frames. Then you can identify the appropriate types of investments to help meet your goals. As a general rule, the longer your time horizon, the more price fluctuation you will be able to tolerate in pursuit of higher returns. For that reason, many people with longer-term goals select stocks or long-term bonds, and many people with nearer-term goals select more conservative investments, such as, short-term bonds. The Advisor developed the following suggested holding periods to help our investors set realistic expectations for the risk and reward potential of Strong Funds. (See table below.) Of course, time is just one element to consider when making your investment decision.


                              Strong Funds Suggested Minimum Holding Periods

     Under 1 Year             1 or More Years             4 or More Years             5 or More Years
-----------------------  --------------------------  --------------------------  -------------------------
Florida Municipal Money  Ultra Short-Term            Conservative Portfolio      Aggressive Portfolio
Market Fund              Income Fund                 Corporate Bond Fund         Asia Pacific Fund
Heritage Money Fund      Ultra Short-Term Municipal  Corporate Income Fund       Balanced Fund
Money Market Fund        Income Fund                 Government Securities Fund  Blue Chip Fund
Municipal Money                                      High-Yield Bond Fund        Discovery Fund
Market Fund              2 or More Years             High-Yield Municipal        Dividend Income Fund
                         --------------------------  Bond Fund                   Dow 30 Value Fund
Tax-Free Money Fund      Short-Term Bond Fund        Intermediate Municipal      Endeavor Fund
                         Short-Term High Yield       Bond Fund                   Energy Fund
                         Bond Fund                   Minnesota Tax-Free Fund     Enterprise Fund
                         Short-Term High Yield       Municipal Bond Fund         Growth Fund
                         Municipal Fund              Wisconsin Tax-Free Fund     Growth 20 Fund
                         Short-Term Income Fund                                  Growth and Income Fund
                         Short-Term Municipal                                    Index 500 Fund
                         Bond Fund                                               Large Cap Core Fund
                                                                                 Large Cap Growth Fund
                                                                                 Large Company Growth Fund
                                                                                 Mid Cap Disciplined Fund
                                                                                 Moderate Portfolio
                                                                                 Multi Cap Value Fund
                                                                                 Opportunity Fund
                                                                                 Overseas Fund
                                                                                 Small Company Value Fund
                                                                                 Small/Mid Cap Value Fund
                                                                                 Strategic Value Fund
                                                                                 Technology 100 Fund
                                                                                 U.S. Emerging Growth Fund
                                                                                 Value Fund




                              INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, WI, 53202, are the independent auditors for the Fund, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.

                                  LEGAL COUNSEL

Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, WI 53202, acts as legal counsel for the Fund.

                              FINANCIAL STATEMENTS

The Annual Report for the Fund that is attached to this SAI contains the following audited financial information:

1.   Schedules of Investments in Securities.
2.   Statements of Assets and Liabilities.
3.   Statements of Operations.
4.   Statements of Changes in Net Assets.
5.   Notes to Financial Statements.
6.   Financial Highlights.

7.   Report of Independent Auditors.

                    APPENDIX A - DEFINITION OF CREDIT RATINGS

                     Standard & Poor's Issue Credit Ratings

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

                Standard & Poor's Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.   Nature of and provisions of the obligation; and

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA
An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)
The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c
The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p
The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*
Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r
The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.
Not rated.

                            Moody's Long-Term Ratings

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa
Obligations rated Aaa are judged to be of the highest quality with minimal credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, over very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal and interest

Moody's appends numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                 Fitch Ratings ("Fitch") National Credit Ratings

For those countries with sub and low investment grade foreign and local currency sovereign ratings, and where there is demand for such ratings, Fitch will provide national ratings. The national rating scale is essentially a relative measure of creditworthiness, applicable only within the country concerned. Under this scale, an "AAA" long-term national rating will be assigned to the best risk within that country, which, in most, though not all, cases, will be the sovereign state. National ratings are identified by the addition of a special suffix for the country concerned, such as "AAA(arg)" for national ratings in Argentina.

Since both national and local currency ratings measure the credit risk associated with local currency issues, rating relativities will be consistent between the two scales. However, since national scales are designed to use the full range of rating notches available, a notch on the local currency scale will often be consistent with a range of notches on the national rating scale. And unlike local currency ratings, national ratings have little or no default history to draw on.

Users of national ratings should be aware that issuers and issues rated "AAA" may still represent significant investment risk, especially in countries with low sovereign ratings. They should also be aware that national ratings in countries with low local currency sovereign ratings may experience high volatility.

            Fitch Ratings ("Fitch") Long-Term National Credit Ratings

AAA (xxx)
'AAA' national ratings denote the highest rating assigned by Fitch in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

AA (xxx)
'AA' national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.

A (xxx)
'A' national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

BBB (xxx)
'BBB' national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.

BB (xxx)

'BB' national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.


B (xxx)
'B' national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.

CCC (xxx), CC (xxx), C (xxx)
These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

DDD (xxx), DD (xxx), D (xxx)

These categories of national ratings are assigned to entities or financial commitments which are currently in default.


A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, as above.

"+" or "-" may be appended to a national rating to denote relative status within a major rating categories. Such suffixes are not added to the 'AAA(xxx)' national rating category or to categories below 'CCC (xxx)'.


                               SHORT-TERM RATINGS

                Standard & Poor's Short-Term Issue Credit Ratings

A-1
A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C
A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

           Standard & Poor's Short-Term Municipal Issue Credit Ratings

A Standard & Poor's note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

.. Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

.. Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3
Speculative capacity to pay principal and interest.

                           Moody's Short-Term Ratings


Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.


Moody's employs the following designations, to indicate the relative repayment ability of rated issuers:

Prime-1

..    Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.





Prime-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.


Prime-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.





NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.





           Fitch Ratings ("Fitch") National Short-Term Credit Ratings

F1 (xxx)
Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under Fitch's national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F2 (xxx)
Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3 (xxx)
Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B (xxx)
Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C (xxx)
Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D (xxx)
Indicates actual or imminent payment default.

A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, as above.


"+" or "-" may be appended to an F1(xxx) rating class to denote relative status within the category. In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, Fitch's national short-term rating definitions for F1+ (xxx), F1 (xxx), F2 (xxx) and F3 (xxx) may be substituted by the regulatory scales, e.g. A1+, A1, A2 and A3.

                APPENDIX B - ASSET COMPOSITION BY CREDIT RATINGS


For the fiscal year ended December 31, 2003, the Fund's assets were invested in the credit rating categories shown below. Percentages are computed on a dollar-weighted basis and are an average of twelve monthly calculations for each Fund. In cases where a security is rated in different categories by different rating agencies, the Fund or the Advisor may choose a convention of the following higher or lower rating for its securities.

Strong Balanced Fund
--------------------

                Rated                                    Advisor's Assessment
Rating     Securities/(1)/                               of Unrated Securities
------------------------------------------------------------------------------
AAA                   21.7%                              0.0%
AA                     2.6%                              0.0%
A                      3.6%                              0.0%
BBB                    5.6%                              0.0%
BB                     0.2%                              0.0%
B                      0.1%                              0.0%
CCC                    0.0%                              0.0%
CC                     0.0%                              0.0%
C                      0.0%                              0.0%
D                      0.0%                              0.0%
Subtotal              33.8%     +                        0.0%           = 33.8%
                                   + Equity Securities +                  66.2%
Total                                                                    100.0%


/(1)/ The indicated percentages are based on the highest rating received from any one NRSRO. Each of the NRSROs utilizes rating categories that are substantially similar to those used in this chart (see Appendix A for the rating categories of several NRSROs).

                           APPENDIX C - SHARE CLASSES

The Growth Fund offers Class C shares and Class K shares. The Dividend Income Fund, Enterprise Fund, Growth Fund, Growth and Income Fund, Large Company Growth Fund, and Opportunity Fund offer Class K shares.

FRONT-END SALES LOAD




There is no front-end sales charge (load) for Class C or Class K shares.

DEALER COMPENSATION

Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Funds' prospectus.




In addition to the payments above, the Distributor and/or its affiliates may provide financial support to securities dealers that sell shares of the Fund. This support is based primarily on the amount of sales of Fund shares and/or total assets with the Fund. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts relating to the Fund; a securities dealer's support of, and participation in, the Distributor's marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to the Fund. Financial support to securities dealers may be made by payments from the Distributor's resources, from the Distributor's retention of underwriting concessions, and from payments to the Distributor under Rule 12b-1 plans. In addition, certain securities dealers may receive brokerage commissions generated by Fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

The Distributor routinely sponsors due diligence meetings for registered representatives during which they receive updates on the Fund and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Fund, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by the Distributor.

CONTINGENT DEFERRED SALES CHARGE (CDSC)





If you invest in Class C shares, a CDSC may apply on any shares you sell within 1 year of purchase. The CDSC is 1% based on your original purchase price. For purposes of calculating the CDSC, the start of the 1-year holding period is the first day of the month in which the purchase was made. The Fund will use the "first-in, first-out" method when taking the CDSC.


Reinstatement Privilege

If you sell your Class C shares of a Strong Fund, you may, upon written request, exercise a one-time right to reinvest some or all of the proceeds into an identically registered account in the same class and Strong Fund within 90 days. If you paid a CDSC when you redeemed your Class C shares, we may credit your account with the amount of the CDSC paid, but a new CDSC holding period may apply to the reinvested shares.


CDSC WAIVERS

The CDSC for any share class generally will be waived for:

1.   Account and transaction fees.




2. Redemptions by the Fund when an account falls below the minimum required account size.


3. Redemptions following the death or disability of the shareholder or beneficial owner, provided that the shares are sold within one year following the death or the initial determination of disability. A certified copy of a death certificate or a doctor's certificate that specifically references the definitions of "disability" as defined in Internal Revenue Code Section 72(m)(7) must accompany the request. This waiver applies to individual shareholders, as well as shares held in joint tenancy.


4. Redemptions through a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan. Systematic withdrawals of 12% annually require that the minimum distribution for such plan is no less than $250 per month.


5. Redemptions by an employee benefit plan or trust account whose third party administrator or dealer has entered into an agreement with the Distributor or the Administrator or one of their affiliates to perform certain document or administrative services, subject to operational and minimum size requirements specified from time to time by the Distributor or the Administrator or one of their affiliates.



6. Distributions from individual retirement accounts (IRAs) due to death or disability (as defined in the IRC) or for mandatory distributions once the shareholder reaches age 70 1/2. Mandatory redemptions at age 70 1/2 must represent a minimum required pro rata distribution.


7. Returns of excess contributions (and earnings, if applicable) from retirement plan accounts.


8. Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans.


ADDITIONAL DEALER COMMISSIONS/CONCESSIONS


From time to time, the Distributor, at its expense, may provide additional commissions, compensation, or promotional incentives ("concessions") to dealers that sell or arrange for the sale of shares of the Fund. Such concessions provided by the Distributor may include financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more Funds, and/or other dealer-sponsored events. From time to time, the Distributor may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any governing self-regulatory agency, such as the NASD.


CLASS K SHARES - DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS

Dividends and capital gains distributions for accounts in a retirement plan will be automatically reinvested in additional Class K shares of the Fund. Dividends and capital gains distributions for non-retirement plan accounts may be paid in cash.

CLASS K SHARES - ELIGIBILITY CRITERIA

Class K shares are available for purchase by the following categories of investors:

.. Employer-sponsored retirement plans, and indirectly, their participants, for which the Advisor, the Fund's Administrator, the Fund's Distributor, or one of their affiliates, has entered into an agreement to provide bundled retirement plan recordkeeping services;
.. Any accounts in a fee-based advisory program managed by the Advisor including, but not limited to the Strong Advisor and the Strong Private Client programs;
.. Any Strong fund of funds structure such as Strong Life Stage Series, Inc; .. Internal Revenue Code Section 529 plan accounts which invest in Strong
   Funds, or for which the Advisor provides investment management services;
   and
..  The Advisor or any of its affiliates.

                   STATEMENT OF ADDITIONAL INFORMATION ("SAI")

STRONG INDEX 500 FUND, a series fund of Strong Equity Funds, Inc.

P.O. Box 2936
Milwaukee, WI 53201
Telephone: 1-414-359-1400
Toll-Free: 1-800-368-3863
e-mail: service@Strong.com
web site: www.Strong.com


This SAI is not a prospectus and should be read together with the prospectus for the Fund dated May 1, 2004. Requests for copies of the prospectus should be made by calling any number listed above. The financial statements appearing in the Fund's Annual Report, which accompanies this SAI, are incorporated by reference into this SAI.


The Fund seeks to achieve its investment objective by investing substantially all of its assets in the S&P 500 Index Master Portfolio ("Master Portfolio"), which is a series of Master Investment Portfolio ("MIP"), an open-end management investment company.

The Master Portfolio has substantially the same investment objective as the Fund. The Fund may withdraw its investment in the Master Portfolio at any time, if the Board of Directors of the Fund determines that such action is in the best interests of the Fund and its shareholders. Upon such withdrawal, the Fund's Board of Directors would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies and restrictions described in the Fund's prospectus and this SAI.

--------------------------------------------------------------------------------
Neither the Fund nor the Master Portfolio is sponsored, endorsed, sold, or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the Fund, the Master Portfolio, or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed, and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund into consideration in determining, composing, or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund's shares or the timing of the issuance or sale of the Fund's shares or in the determination or calculation of the equation by which the Fund's shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Fund's shares.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.
--------------------------------------------------------------------------------

                                   May 1, 2004


                                                             INDEXS/WH4015 05-04

TABLE OF CONTENTS                                                           PAGE


INVESTMENT RESTRICTIONS                                                        3
INVESTMENT POLICIES, TECHNIQUES AND RISKS                                      7
   Strong Index 500 Fund                                                       7
   Borrowings                                                                  7
   Equity Securities                                                           7
   Floating- and Variable-Rate Obligations                                     7
   Forward Commitments, When-Issued Purchases, and
    Delayed- Delivery Transactions                                             8
   Futures Contracts and Options Transactions                                  8
   Illiquid Securities                                                         9
   Investment Companies and Exchange Traded Funds                             10
   Letters of Credit                                                          10
   Loans of Portfolio Securities                                              10
   Mortgage Securities                                                        11
   Repurchase Agreements                                                      12
   Reverse Repurchase Agreements                                              12
   Securities of Non-U.S. Issuers                                             12
   Short-Term Instruments and Temporary Investments                           13
   Unrated, Downgraded and Below Investment Grade Investments                 15
   U.S. Government Obligations                                                15
   Warrants                                                                   15
MASTER/FEEDER STRUCTURE                                                       16
DIRECTORS AND OFFICERS                                                        17
PRINCIPAL SHAREHOLDERS                                                        22
INVESTMENT ADVISOR                                                            22
ADMINISTRATOR AND PLACEMENT AGENT OF THE MASTER PORTFOLIO                     24
DISTRIBUTOR                                                                   25
PORTFOLIO TRANSACTIONS AND BROKERAGE                                          25
CUSTODIAN AND FUND ACCOUNTING SERVICES AGENT                                  27
FUND TRANSFER AGENT AND DIVIDEND DISBURSING AGENT                             27
MASTER PORTFOLIO TRANSFER AGENT AND DIVIDEND DISBURSING AGENT                 28
FUND SHAREHOLDER SERVICING AGENT                                              28
TAXES                                                                         28
DETERMINATION OF NET ASSET VALUE                                              30
ADDITIONAL SHAREHOLDER INFORMATION                                            31
ORGANIZATION                                                                  34
SHAREHOLDER MEETINGS                                                          35
MASTER PORTFOLIO ORGANIZATION                                                 36
INDEPENDENT AUDITORS                                                          39
LEGAL COUNSEL                                                                 39
FINANCIAL STATEMENTS                                                          39
APPENDIX A - DEFINITION OF CREDIT RATINGS                                     40


No person has been authorized to give any information or to make any representations other than those contained in this SAI and its corresponding prospectus and, if given or made, such information or representations may not be relied upon as having been authorized. This SAI does not constitute an offer to sell securities.

INVESTMENT RESTRICTIONS

Fundamental Investment Limitations

The following are the Fund's fundamental investment limitations that, along with the Fund's investment objective (which is described in the prospectus), cannot be changed without shareholder approval. To obtain approval, a majority of the Fund's outstanding voting securities must vote for the change. A majority of the Fund's outstanding voting securities means the vote of the lesser of: (1) 67% or more of the voting securities present, if more than 50% of the outstanding voting securities are present or represented, or (2) more than 50% of the outstanding voting securities.

Unless indicated otherwise below, the Fund:

1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. May (a) borrow money from banks and (b) make other investments or engage in other transactions permissible under the Investment Company Act of 1940, as amended ("1940 Act") that may involve a borrowing, provided that the combination of (a) and (b) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from the other Strong Funds or other persons to the extent permitted by applicable law.

3.   May not issue senior securities, except as permitted under the 1940 Act.

4. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended ("Securities Act"), in connection with the purchase and sale of portfolio securities.

5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

6. May not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through (1) purchases of debt securities or other debt instruments or (2) engaging in repurchase agreements.

7. May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers the principal business activities of which are in the same industry.

8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

9. May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Fund.

Non-Fundamental Operating Policies

The following are the Fund's non-fundamental operating policies, which may be changed by the Fund's Board of Directors without shareholder approval.

Unless indicated otherwise below, the Fund may not:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission ("SEC") or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3. Invest in illiquid securities if, as a result of such investment, more than 15% (10% with respect to a money fund) of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

5. Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions, and policies as the Fund.

6. Engage in futures or options on futures transactions that are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act.

7. Borrow money except (a) from banks or (b) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

8. Make any loans other than loans of portfolio securities, except through (a) purchases of debt securities or other debt instruments or (b) engaging in repurchase agreements.

9. Make changes to the investment policy requiring a Fund with a name suggesting a focus on a particular type of investment, industry, country, or geographic region to invest, under normal conditions, a minimum percentage of the Fund's net assets, which for purposes of this policy includes borrowings for investment purposes, in that respective investment, industry, country, or geographic region without first giving 60-days' advance notice to the Fund's shareholders.

Non-Fundamental Operating Policy No. 5 does not apply because the Fund seeks to achieve its investment objective by investing substantially all of its assets in the Master Portfolio of MIP.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in the Fund's assets (e.g., due to cash inflows or redemptions), or in market value of the investment or the Fund's assets, will not constitute a violation of that restriction. However, if, at any time, the Fund should fail to meet the 33 1/3% limitation in Fundamental Investment Limitation No. 2, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet the limitation. Maintenance of this percentage limitation may result in the sale of portfolio securities by the Fund at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

     Fundamental Investment Restrictions of the Master Portfolio

     The following are the Master Portfolio's fundamental investment restrictions that, along with the Master Portfolio's investment objective (which is described in the prospectus), cannot be changed without interestholder approval. To obtain approval, a majority of the Master Portfolio's outstanding voting securities must vote for the change. A majority of the Master Portfolio's outstanding voting securities means the vote of the lesser of: (1) 67% or more of the voting securities present, if more than 50% of the outstanding voting securities are present or represented, or (2) more than 50% of the outstanding voting securities.

     Unless indicated otherwise below, the Master Portfolio may not:

1. Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Master Portfolio's investments in that industry would equal or exceed 25% of the current value of the Master Portfolio's total assets, provided that this restriction does not limit the Master Portfolio's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities, and provided further that the Master Portfolio reserve the right to concentrate in any industry in which the index that the Master Portfolio tracks becomes concentrated to approximately the same degree during the same period.

2. Purchase the securities of any single issuer if, as a result, with respect to 75% of the Master Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Master Portfolio's cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.




3. Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

4. Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

5. Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Master Portfolio's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Master Portfolio of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolio shall not constitute an underwriting for purposes of this paragraph.


6. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).



7. Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.


8. Purchase securities on margin, but the Master Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.

With respect to paragraph 3, the 1940 Act currently allows the Master Portfolio to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph 4, the 1940 Act and regulatory interpretations currently limit the percentage of the Master Portfolio's securities that may be loaned to one-third of the value of its total assets.

Non-Fundamental Investment Restrictions of the Master Portfolio


The investment objective of the Master Portfolio is non-fundamental and can be changed by the MIP's Board of Trustees without interestholder approval. The Master Portfolio is subject to the following non-fundamental investment restrictions which may be changed at any time by vote of a majority of the Board of Trustees of the MIP without the approval of the interestholders of the Master Portfolio.


The Master Portfolio may:


1. Invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that the Master Portfolio, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which the Master Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master Portfolio.


2. Not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

3. Lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year.

4. Not purchase interests, leases, or limited partnerships interests in oil, gas, or other mineral exploration or development programs.

5. Not change the Master Portfolio's non-fundamental policy to invest at least 90% of the value of the Master Portfolio's net assets, plus the amount of any borrowing for investment purposes, in securities comprising the index that the Master Portfolio tracks without providing interestholders with at least 60 days' notice. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                   INVESTMENT POLICIES, TECHNIQUES, AND RISKS


The following information supplements the discussion of the Fund's investment objectives, strategies, policies, risks, and techniques described in the prospectus. Reference to the "Fund" refers also to the Master Portfolio, unless otherwise indicated.

Strong Index 500 Fund

.. Under normal conditions, at least 90% of the value of the Master Portfolio's net assets, plus any borrowings for investment purposes, is invested in securities comprising the S&P 500 Index. The Master Portfolio has also represented that it attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets, before expenses, and the total return of the S&P 500 Index. Notwithstanding the factors described below, perfect (100%) correlation would be achieved if the total return of the Master Portfolio's net assets increased or decreased exactly as the total return of the S&P 500 Index increased or decreased.
.. The Master Portfolio may invest up to 10% of its total assets in high-quality money market instruments to provide liquidity.

Unless noted above otherwise, if the Fund adheres to a percentage restriction specified above at the time of investment, a later increase or decrease in the percentage resulting from a change in the Fund's assets (e.g., due to cash inflows and redemptions), in the market value of the investment, or in the pricing or rating of the investment will not constitute a violation of that percentage restriction.


Borrowing

The Master Portfolio may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, the Master Portfolio might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Master Portfolio maintains a segregated account.



Equity Securities

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally; particular industries, sectors or geographic regions represented in those markets; or individual issuers. The types of developments that may affect an issuer of an equity security include management performance, financial leverage and reduced demand for the issuer's goods or services. Common and preferred stock represent equity or ownership interests in an issuer. Preferred stock, however, pays dividends at a specified rate and has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.


Floating- and Variable-Rate Obligations

The Master Portfolio may purchase floating- and variable-rate obligations. The Master Portfolio may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit the Master Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Master Portfolio, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.


These obligations are direct lending arrangements between the lender and borrower. There may not be an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Master Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Master Portfolio may invest in obligations which are not so rated only if Barclays Global Fund Advisors ("BGFA") determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Master Portfolio may invest. BGFA, on behalf of the Master Portfolio, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Master Portfolio's portfolio.


Forward Commitments, When-Issued Purchases, and Delayed- Delivery Transactions

The Master Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery, or forward commitment basis involve a risk of loss if the value of the security to be purchased declines or the value of the security to be sold increases, before the settlement date. Although the Master Portfolio will generally purchase securities with the intention of acquiring them, the Master Portfolio may dispose of securities purchased on a when-issued, delayed-delivery, or a forward commitment basis before settlement when deemed appropriate by BGFA.

Futures Contracts and Options Transactions


The Master Portfolio may enter into futures contracts and may purchase and write (i.e., sell) options thereon. A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity or financial instrument at a specific price on a specific date in the future. An option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Options on futures contracts are similar to options on securities or currencies except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Futures contracts and options are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are also subject to market risk (i.e., exposure to adverse price changes). For example, in employing futures contracts as a hedge against cash market price volatility, futures prices may correlate imperfectly with the prices of securities held by the Master Portfolio. Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute.

The Master Portfolio may engage only in futures contract transactions involving
(i) the sale of a futures contract (i.e., a short position) to hedge the value of securities held by the Master Portfolio; (ii) the purchase of a futures contract when the Master Portfolio holds a short position having the same delivery month (i.e., a long position offsetting a short position); or (iii) the purchase of a futures contract to permit the Master Portfolio to, in effect, participate in the market for the designated securities underlying the futures contract without actually owning such designated securities. If the Master Portfolio enters into a short position in a futures contract as a hedge against anticipated adverse market movements and the market then rises, the increase in the value of the hedged securities will be offset, in whole or in part, by a loss on the futures contract. If instead the Master Portfolio purchases a futures contract as a substitute for investing in the designated underlying securities, the Master Portfolio will experience gains or losses that correspond generally to gains or losses in the underlying securities. Although the Master Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Master Portfolio to substantial losses. If it is not possible, or if the Master Portfolio determines not to close a futures position in anticipation of adverse price movements, the Master Portfolio will be required to make daily cash payments on variation margin.



Upon the exercise of an option on a futures contract, the writer of the option delivers to the holder of the option the futures position and the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily and that change would be reflected in the net asset value of the Master Portfolio.



The Master Portfolio and the Fund have filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 under the Commodity Exchange Act ("CEA") and, therefore, are not subject to registration or regulation as a commodity pool operator under the CEA.



Stock Index Futures and Options on Stock Index Futures. The Master Portfolio may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. An index futures contract is a standardized agreement between two parties that commits one party to buy and the other party to sell a stipulated quantity of a market index at a set price on or before a given date in the future. The seller never actually delivers "shares" of the index or shares of all the stocks in the index. Instead, the buyer and the seller settle the difference between the contract price and the market price in cash on the agreed-upon date - the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher. The Master Portfolio intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.



Options on stock indices are similar to options on stock except that (a) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiplier. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset a position in stock index options prior to expiration by entering into a closing transaction on an exchange or the writer may let the option expire unexercised.



Interest-Rate and Index Swaps. The Master Portfolio may enter into interest-rate and index swaps. Interest-rate swaps involve the exchange by the Master Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments on fixed-rate payments). Index swaps involve the exchange by the Master Portfolio with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. The Master Portfolio will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Master Portfolio receiving or paying, as the case may be, only the net amount of the two payments. If the Master Portfolio enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Master Portfolio will have contractual remedies pursuant to the agreements related to the transaction.



The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by the Master Portfolio. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Master Portfolio is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case the Master Portfolio may not receive net amount of payments that the Master Portfolio contractually is entitled to receive.



Future Developments. The Master Portfolio may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments that are not presently contemplated for use by the Master Portfolio or that are not currently available but which may be developed, to the extent such opportunities are both consistent with the Master Portfolio's investment objective and legally permissible for the Master Portfolio. Before entering into such transactions or making any such investment, the Master Portfolio will provide appropriate disclosure in its Part A or Part B.


Illiquid Securities

The Master Portfolio may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating- and variable-rate demand obligations as to which the Master Portfolio cannot exercise a demand feature on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

Investment Companies and Exchange Traded Funds

The Master Portfolio may invest in securities issued by other open-end and closed-end, management investment companies, including investment companies that are affiliated with the Master Portfolio and its advisor, BGFA, to the extent permitted under the 1940 Act. As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of the Master Portfolio's total assets with respect to any one investment company and (iii) 10% of the Master Portfolio's total assets with respect to all such companies in the aggregate. The Master Portfolio has obtained permission from the SEC (via exemptive order) to invest any cash balances that have not been otherwise invested in portfolio securities, and money received as collateral through securities lending activities in certain affiliated money market funds, including those of MIP, Barclays Global Investors Funds ("BGIF"), iShares Trust and iShares, Inc., which comply with Rule 2a-7 under the 1940 Act. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses.

The Master Portfolio may purchase shares of exchange-traded funds ("ETFs"). Typically, the Master Portfolio would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts - to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Master Portfolio. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. The Master Portfolio may invest a small portion of its assets in shares of ETFs that are advised by BGFA. BGFA will receive investment advisory fees at both the Master Portfolio level and the ETF level for investments by the Master Portfolio in shares of an ETF advised by BGFA. Because most ETFs are investment companies, the Master Portfolio's purchases of ETF shares generally are subject to the 3/5/10% limitations described above.


An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Master Portfolio could lose money investing in an ETF if the prices of the stocks owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.





Letters of Credit

Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper, and other short-term obligations) that the Master Portfolio may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association, or insurance company that assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations, and insurance companies that, in the opinion of BGFA, as investment adviser, are of comparable quality to issuers of other permitted investments of the Master Portfolio may be used for letter of credit-backed investments.

Loans of Portfolio Securities

Pursuant to guidelines approved by MIP's Board of Trustees, the Master Portfolio may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Master Portfolio may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Master Portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Master Portfolio's investment adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution.

The Master Portfolio will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Master Portfolio. In connection with lending securities, the Master Portfolio may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, the Master Portfolio could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Master Portfolio if a material event affecting the investment is to occur. The Master Portfolio may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent.

Barclays Global Investors, N.A. ("BGI") acts as Securities Lending Agent for the Master Portfolio, subject to the overall supervision of the Master Portfolio's investment adviser. Pursuant to an exemptive order granted by the SEC, BGI is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard. The Master Portfolio has also obtained permission from the SEC (via exemptive order) to lend portfolio securities to certain affiliated borrowers, subject to a number of conditions.

The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Master Portfolio could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.


Mortgage Securities

Mortgage securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.



The value of mortgage securities may change due to shifts in the market's perception of the creditworthiness of issuers and changes in interest rates. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk. Prepayment risk is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities. In addition, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.



Repurchase Agreements.

The Master Portfolio may engage in a repurchase agreement with respect to any security in which it is authorized to invest, including government securities and mortgage-related securities, regardless of their remaining maturities. The Master Portfolio may enter into repurchase agreements wherein the seller of a security to the Master Portfolio agrees to repurchase that security from the Master Portfolio at a mutually agreed-upon time and price that involves the acquisition by the Master Portfolio of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Master Portfolio's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. BGFA monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. In connection with the sale of the underlying securities, the Master Portfolio may incur certain costs if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Master Portfolio may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Master Portfolio in connection with insolvency proceedings), it is the policy of the Master Portfolio to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Master Portfolio considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. Repurchase agreements are considered to be loans by the Master Portfolio under the 1940 Act.

Restricted Securities. Restricted securities are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to the Master Portfolio. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the restricted security's holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell a security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.



Reverse Repurchase Agreements.

The Master Portfolio may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that the Master Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Master Portfolio is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Master Portfolio has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Master Portfolio intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to the Master Portfolio. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Master Portfolio's assets. The custodian bank will maintain a separate account for the Master Portfolio with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.


Securities of Non-U.S. Issuers


The Master Portfolio may invest in certain securities of non-U.S. issuers. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, potential restrictions of the flow of international capital, and transaction costs of foreign currency conversions. Foreign issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy with respect to growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.



Obligations of Foreign Governments, Supranational Entities and Banks. The Master Portfolio may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which the Master Portfolio may invest. The Master Portfolio may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Master Portfolio's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.


The Master Portfolio may invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.


Foreign Equity Securities and Depositary Receipts. The Master Portfolio's assets may be invested in the securities of foreign issuers and American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") of such issuers.



ADRs and EDRs may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the U. S. securities markets and EDRs and CDRs in bearer form are designed for use in Europe. The Master Portfolio may invest in ADRs, EDRs and CDRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.


Short-Term Instruments and Temporary Investments

The Master Portfolio may invest in high-quality money market instruments on an ongoing basis to provide liquidity, for temporary purposes when there is an unexpected level of shareholder purchases or redemptions or when "defensive" strategies are appropriate. The instruments in which the Master Portfolio may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation ("FDIC"); (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by BGFA, (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of BGFA are of comparable quality to obligations of U.S. banks which may be purchased by the Master Portfolio.

Bank Obligations. The Master Portfolio may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic branches of foreign banks, domestic savings and loan associations and other banking institutions.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Master Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by the Master Portfolio are insured by the FDIC (although such insurance may not be of material benefit to the Master Portfolio, depending on the principal amount of the CDs of each bank held by the Master Portfolio) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the Master Portfolio generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.



Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and/or governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on amounts realized on the obligations. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.



Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.



In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the appropriate regulatory authority, by depositing assets with a designated bank within the relevant state, a certain percentage of their assets as fixed from time to time by such regulatory authority; and (2) maintain assets within the relevant state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.



In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, BGFA carefully evaluates such investments on a case-by-case basis.



Commercial Paper and Short-Term Corporate Debt Instruments. The Master Portfolio may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. BGFA monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.


The Master Portfolio also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. The Master Portfolio will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P. Subsequent to its purchase by the Master Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Master Portfolio. The investment adviser to the Master Portfolio will consider such an event in determining whether the Master Portfolio should continue to hold the obligation. To the extent the Master Portfolio continues to hold such obligations, it may be subject to additional risk of default.




Unrated, Downgraded and Below Investment Grade Investments


The Master Portfolio may purchase instruments that are not rated if, in the opinion of the adviser, BGFA, such obligation is of investment quality comparable to other rated investments that are permitted to be purchased by the Master Portfolio. After purchase by the Master Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Master Portfolio. Neither event will require a sale of such security by the Master Portfolio provided that the amount of such securities held by the Master Portfolio does not exceed 5% of the Master Portfolio's net assets. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Master Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies, contained in its prospectus and statement of additional information. The ratings of Moody's and S&P are more fully described in Appendix A.


The Master Portfolio is not required to sell downgraded securities, and the Master Portfolio could hold up to 5% of its net assets in debt securities rated below "Baa" by Moody's or below "BBB" by S&P or if unrated, low quality (below investment grade) securities.

Although they may offer higher yields than do higher rated securities, low rated and unrated low quality debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated low quality debt are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Master Portfolio's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Master Portfolio's interests.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated or unrated low quality debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated or unrated low quality debt securities may be more complex than for issuers of higher rated securities, and the ability of the Master Portfolio to achieve its investment objective may, to the extent it holds low rated or unrated low quality debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Master Portfolio held exclusively higher rated or higher quality securities.

Low rated or unrated low quality debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of such debt securities have been found to be less sensitive to interest rate changes than higher rated or higher quality investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated or unrated low quality debt securities prices because the advent of a recession could dramatically lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of the debt securities defaults, the Master Portfolio may incur additional expenses to seek recovery.




U.S. Government Obligations


The Master Portfolio may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the

U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.



Warrants

The Master Portfolio may invest up to 5% of net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), including not more than 2% of each of their net assets in warrants which are not listed on the New York or American Stock Exchange. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Master Portfolio may only purchase warrants on securities in which the Master Portfolio may invest directly.





                             MASTER/FEEDER STRUCTURE

The Fund seeks to achieve its investment objective by investing all of its assets in the Master Portfolio of MIP. The Fund and other entities investing in the Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and MIP itself is unable to meet its obligations. Accordingly, the Fund's Board of Directors believes that neither the Fund nor its shareholders will be adversely affected by investing Fund assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Fund's Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.

The Fund may withdraw its investment in the Master Portfolio only if the Fund's Board of Directors determines that such action is in the best interests of the Fund and its shareholders. Upon any such withdrawal, the Fund's Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Master Portfolio.

The investment objective and other fundamental policies of the Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. Whenever the Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will either (1) hold a meeting of its shareholders to consider such matters and cast its votes in proportion to the votes received from its shareholders (shares for which the fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders) or (2) cast its votes, as an interestholder of the Master Portfolio, in proportion to the votes received by the Master Portfolio from all other interestholders of the Master Portfolio.

Certain policies of the Master Portfolio, that are non-fundamental may be changed by vote of a majority of MIP's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund also may elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. The Fund will provide shareholders with 30-days' written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible.


Proxy Voting
------------

The investment objective and other fundamental policies of the Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. Whenever the Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will either (1) hold a meeting of its shareholders to consider such matters and cast its votes in proportion to the votes received from its shareholders (shares for which the fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders) or (2) cast its vote, as an interestholder of the Master Portfolio, in proportion to the votes received by the Master Portfolio from all other interesholders of the Master Portfolio.


                             DIRECTORS AND OFFICERS


The Board of Directors (collectively "Board" and individually, "Directors") of the Fund is responsible for managing the Fund's business and affairs. Directors and officers of the Fund, together with information as to their principal business occupations during the last five years and other information, are shown below. Each officer and Director holds the same position with the 27 registered open-end management investment companies consisting of 72 mutual funds ("Strong Family of Funds"). Each Director will hold office until the next annual meeting of shareholders at which his successor is elected, until there is a decrease in the number of Directors that takes effect after the expiration of his term, or until his death, resignation, or removal. Officers are elected by the Board annually or as otherwise required.



All of the Directors who are not Directors, officers, or employees of Strong Capital Management, Inc. ("Strong") or any affiliated company of Strong ("disinterested directors") have also formed an Independent Directors Committee and an Audit Committee (collectively, "Independent Committees"). These Independent Committees were established to meet from time to time to consider and vote on any matters and take any action allowed under the Fund's By-laws and Articles of Incorporation, the Wisconsin Business Corporation Law, and any other applicable law. Pursuant to its charter, the Audit Committee assists the Board in fulfilling its oversight responsibilities for the quality and integrity of the accounting, auditing, and reporting practices of the Funds and in complying with applicable laws regarding these issues; recommends to the Board the selection, retention, or termination of the independent auditor employed by the Funds for the purpose of preparing or issuing an audit report or related work, is responsible for compensation and oversight of the work of the Funds' independent auditor, including resolution of disagreements between Fund management and the auditor regarding financial reporting; and preapproves, or establishes preapproval policies and procedures concerning, certain audit and non-audit services provided to the Funds and certain non-audit services provided to the Advisor and its affiliates. The Independent Directors Committee held four meetings and the Audit Committee held four meetings during the Fund's last fiscal year. The Independent Directors have also convened by telephone and in person on numerous occasions since September 2003 to discuss a number of current issues, including the regulatory investigations relating to market timing.

                                                 Date First
                                                 Elected or
                          Positions Held         Appointed       Principal Occupations
Name, Address, and Age    With Funds             to Office       During Past 5 Years                Certain Other Directorships Held
------------------------------------------------------------------------------------------------------------------------------------
Willie D. Davis           Director               July 1994       President and Chief Executive      Director of Wisconsin Energy
161 North La Brea                                                Officer of All Pro Broadcasting,   Corporation (formerly WICOR,
Inglewood, CA 90301                                              Inc. since 1977.                   Inc.) (a utility company) since
Age 69                                                                                              1990, Metro-Goldwyn-Mayer, Inc.
                                                                                                    (an entertainment company) since
                                                                                                    1998, Bassett Furniture
                                                                                                    Industries, Inc. since 1997,
                                                                                                    Checker's Drive-In Restaurants,
                                                                                                    Inc. (formerly Rally's
                                                                                                    Hamburgers, Inc.) since 1994,
                                                                                                    Johnson Controls, Inc. (an
                                                                                                    automotive systems and facility
                                                                                                    management company) since 1992,
                                                                                                    MGM Mirage (formerly MGM Grand,
                                                                                                    Inc.) (an entertainment/hotel
                                                                                                    company) since 1990, Dow
                                                                                                    Chemical Company since 1988,
                                                                                                    Sara Lee Corporation (a
                                                                                                    food/consumer products company)
                                                                                                    since 1983, Alliance Bank since
                                                                                                    1980, Manpower, Inc. ( a
                                                                                                    world-wide provider of staffing
                                                                                                    services) since 2001, and Kmart
                                                                                                    Corporation (a discount consumer
                                                                                                    products company) from 1985 to
                                                                                                    2003, and Trustee of the
                                                                                                    University of Chicago since 1980
                                                                                                    and Marquette University since
                                                                                                    1988.

Stanley Kritzik           Director               January 1995    Partner of Metropolitan            Director of Wisconsin Health
1123 North Astor Street                                          Associates (a real estate firm)    Information Network since
Milwaukee, WI 53202                                              since 1962.                        November 997, and Health Network
Age 74                    Chairman of the        July 2000                                          Ventures, Inc. from 1992 to
                          Audit Committee                                                           April 2000; Member of the Board
                                                                                                    of Governors of Snowmass Village
                                                                                                    Resort Association from October
                                                                                                    1999 until October 2002, and
                                                                                                    Director of Aurora Health Care
                                                                                                    from September 1987 to September
                                                                                                    2002.

William F. Vogt           Director               January 1995    Senior Vice President of IDX                     None
P.O. Box 7657                                                    Systems Corporation ( a
Avon, CO 81620                                                   management consulting firm)
Age 56                    Chairman of the        January 1995    since June 2001; President of
                          Independent                            Vogt Management Consulting, Inc.
                          Directors Committee                    from July 1990 to June 2001;;
                                                                 former Fellow of the American
                                                                 College of Medical Practice
                                                                 Executives.

Neal Malicky              Director               December 1999   President Emeritus of              Director of Aspire Learning
4608 Turnberry Drive                                             Baldwin-Wallace College since      Corporation since June 2000;
Lawrence, KS  66047                                              July 2000; Chancellor of           Trustee of Southwest Community
Age 69                                                           Baldwin-Wallace College from       Health Systems, Cleveland
                                                                 July 1999 to June 2000;            Scholarship Program, and The
                                                                 President of Baldwin-Wallace       National Conference for
                                                                 College from July 1981 to June     Community and Justice until
                                                                 1999.                              2001; President of the National
                                                                                                    Association of Schools and
                                                                                                    Colleges of the United Methodist
                                                                                                    Church, Chairperson of the
                                                                                                    Association of Independent
                                                                                                    Colleges and Universities of
                                                                                                    Ohio, and Secretary of the
                                                                                                    National Association of
                                                                                                    Independent Colleges and
                                                                                                    Universities until 2001.;

Gordon B. Greer           Director               March 2002      Of Counsel for Bingham McCutchen                 None
P.O. Box 2936                                                    LLP (a law firm previously known
Milwaukee, WI 53201                                              as Bingham Dana LLP) from 1997
Age 72                                                           to February 2002.

                                                                 From 1967 to 1997, Mr. Greer
                                                                 served as a Partner of Bingham
                                                                 McCutchen. On behalf of Bingham
                                                                 McCutchen, Mr. Greer provided
                                                                 representation to the
                                                                 Independent Directors of the
                                                                 Strong Funds from 1991 to
                                                                 February 2002. Bingham McCutchen
                                                                 has provided representation to
                                                                 the disinterested directors of
                                                                 the Strong Funds since 1991.

Officers

Ane K. Ohm                Anti-Money             November 2002   Anti-Money Laundering Compliance                 None
P.O. Box 2936             Laundering                             Officer of Strong Financial
Milwaukee, WI 53201       Compliance Officer                     Corporation since February 2003;
Age 34                                                           Assistant Executive Vice
                                                                 President of Strong Financial
                                                                 Corporation since November 2003;
                                                                 Assistant Executive Vice
                                                                 President of the Advisor since
                                                                 December 2001; Director of
                                                                 Mutual Fund Administration of
                                                                 Strong Investor Services,
                                                                 Inc..,since April 2001; Vice
                                                                 President of Strong Investor
                                                                 Services, Inc., since December
                                                                 2001; and Marketing Services
                                                                 Manager of Strong Investments,
                                                                 Inc., from November 1998 to
                                                                 April 2001.

Phillip O. Peterson       Independent            January 2004    Mutual fund industry consultant    Director of The Hartford Group
11155 Kane Trail          President                              from August 1999 until December    of Mutual Funds (71 funds) since
Northfield, MN 55057                                             2003; Partner KPMG LLP from 1981   2002; Director of the Fortis
Age 59                                                           until July 1999.                   Mutual Fund Group (38 funds)
                                                                                                    from 2000 until 2002.

Richard W. Smirl          Vice President         February 2002   Senior Counsel of Strong                         None
P.O. Box 2936                                                    Financial Corporation since
Milwaukee, WI 53201                                              December 2001; Secretary of
Age 36                    Secretary              November 2001   Strong Financial Corporation
                                                                 since February 2003; Assistant
                                                                 Secretary of Strong Financial
                                                                 Corporation from December 2001
                                                                 to February 2003; Chief Legal
                                                                 Officer of t the Advisor since
                                                                 February 2003; Assistant
                                                                 Executive Vice President of the
                                                                 Advisor since December 2001;
                                                                 Secretary of the Advisor since
                                                                 November 2002; Assistant
                                                                 Secretary of the Advisor from
                                                                 December 2001 to November 2002;
                                                                 Senior Counsel of the Advisor
                                                                 from July 2000 to December 2001;
                                                                 General Counsel of Strong
                                                                 Investments, Inc. ("Distributor")
                                                                 since November 2001; Secretary of
                                                                 the Distributor since July 2000;
                                                                 Vice President and Chief
                                                                 Compliance Officer of the
                                                                 Distributor from July 2000 to
                                                                 December 2003; Lead Counsel of
                                                                 the Distributor from July 2000 to
                                                                 November 2001; Vice President of
                                                                 Strong Investor Services, Inc.,
                                                                 since December 2001; Secretary of
                                                                 Strong Investor Services, Inc.
                                                                 since May 2003; Assistant
                                                                 Secretary of Strong Investor
                                                                 Services, Inc. from December 2001
                                                                 to May 2003; Partner at Keesal,
                                                                 Young & Logan LLP (a law firm)
                                                                 from September 1999 to July 2000;
                                                                 Associate at Keesal, Young &
                                                                 Logan LLP from September 1992 to
                                                                 September 1999.

Gilbert L. Southwell III  Assistant Secretary    July 2001       Associate Counsel of Strong                      None
P.O. Box 2936                                                    Financial Corporation since
Milwaukee, WI 53201                                              December 2001; Assistant
Age 49                                                           Secretary of the Advisor since
                                                                 December 2002; Associate Counsel
                                                                 of the Advisor from April 2001
                                                                 to December 2001; Partner at
                                                                 Michael, Best & Friedrich, LLP
                                                                 (a law firm) from October 1999
                                                                 to March 2001; Assistant General
                                                                 Counsel of U.S. Bank, National
                                                                 Association (formerly Firstar
                                                                 Bank, N.A.) and/or certain of
                                                                 its subsidiaries from November
                                                                 1984 to September 1999.

John W. Widmer            Treasurer              April 1999      Treasurer of the Advisor since                   None
P.O. Box 2936                                                    April 1999; Assistant Treasurer
Milwaukee, WI 53201                                              of Strong Financial Corporation
Age 38                                                           since December 2001; Assistant
                                                                 Secretary of Strong Financial
                                                                 Corporation from December 2001
                                                                 to January 2003; Treasurer of
                                                                 Strong Service Corporation since
                                                                 April 1999; Treasurer and
                                                                 Assistant Secretary of Strong
                                                                 Investor Services, Inc. since
                                                                 July 2001; and Manager of the
                                                                 Financial Management and Sales
                                                                 Reporting Systems department of
                                                                 the Advisor from May 1997 to
                                                                 April 1999.

Thomas M. Zoeller         Vice President         October 1999    Executive Vice President of the                  None
P.O. Box 2936                                                    Advisor since April 2001; Chief
Milwaukee, WI 53201                                              Financial Officer of the Advisor
Age 40                                                           since February 1998; Secretary
                                                                 of the Advisor from December
                                                                 2001 to November 2002; Member of
                                                                 the Office of the Chief
                                                                 Executive of Strong Financial
                                                                 Corporation since May 2001;
                                                                 Chief Financial Officer and
                                                                 Treasurer of Strong Investments,
                                                                 Inc. since October 1993;
                                                                 Executive Vice President of
                                                                 Strong Investor Services, Inc.
                                                                 since July 2001; Secretary of
                                                                 Strong Investor Services, Inc.,
                                                                 from July 2001 to May 2003;
                                                                 Executive Vice President, Chief
                                                                 Financial Officer, and Secretary
                                                                 of Strong Service Corporation
                                                                 since December 2001; Treasurer
                                                                 of Strong Service Corporation
                                                                 from September 1996 to April
                                                                 1999; Vice President of Strong
                                                                 Service Corporation from April
                                                                 1999 to December 2001; Member of
                                                                 the Office of the Chief
                                                                 Executive of the Advisor from
                                                                 November 1998 until May 2001;
                                                                 and Senior Vice President of the
                                                                 Advisor from February 1998 to
                                                                 April 2001.


The following table sets forth the dollar range of equity securities in the Fund beneficially owned as of December 31, 2003, by the Directors and on an aggregate basis in the Strong Family of Funds using the following ranges: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

                            Directors' Fund Ownership


     As of December 31, 2003/(1)/

                              Willie D.                       B. Stanley                        William F.
Fund                          Davis           Gordon Greer    Kritzik           Neal Malicky    Vogt
-------------------------------------------------------------------------------------------------------------
Index 500 Fund                $1-$10,000      $1-$10,000      $10,001-$50,000   None            None
Strong Family of Funds/(2)/   Over $100,000   Over $100,000   Over $100,000     Over $100,000   Over $100,000

/(1)/ Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.
/(2)/ The Strong Family of Funds included 27 registered open-end management investment companies consisting of 72 mutual funds, including both the Strong Funds and the Strong Advisor Funds.



The following table sets forth aggregate compensation paid to the Directors by the Fund for the fiscal year ended December 31, 2003, and by the Strong Funds for their most recently completed fiscal period.

                          Aggregate Compensation Table
                for the Fiscal Year Ended December 31, 2003/(1)/

                                                                Director
                                ------------------------------------------------------------------------
                                Willie D.      Gordon B.      Stanley        Neal Malicky   William F.
Fund                            Davis          Greer          Kritzik/(2)/                  Vogt/(3)/
--------------------------------------------------------------------------------------------------------
Strong Index 500 Fund           $     778.90   $     778.90   $     785.02   $     778.90   $     854.03
Strong Family of Funds/(4)/     $ 148,024.85   $ 148,024.85   $ 149,048.18   $ 148,024.85   $ 161,843.35

/(1)/ Aggregate compensation includes compensation for service by the disinterested directors on the Board, Independent Directors Committee, and Audit Committee. Each disinterested director is also reimbursed by the Fund for travel and other expenses incurred in connection with each of their attendance at regular and special meetings. Interested Directors, officers, and employees of the Fund receive no compensation or expense reimbursement from the Fund.

/(2)/ Aggregate compensation paid to Mr. Kritzik includes an amount in addition to that paid to other disinterested directors in return for his service as Chairman of the Fund's Audit Committee.

/(3)/ Aggregate compensation paid to Mr. Vogt includes an amount in addition to that paid to other disinterested directors in return for his service as Chairman of the Fund's Independent Directors Committee.

/(4)/ The Strong Family of Funds include 27 registered open-end management investment companies consisting of 72 mutual funds, including both the Strong Funds and the Strong Advisor Funds. Aggregate compensation includes the amount paid to the Directors by the Strong Family of Funds during each mutual fund's most recently completed fiscal period. The Funds do not have any retirement or pension plans.

Unless otherwise noted below, as of March 31, 2004, the current officers and Directors of the Fund in the aggregate beneficially owned less than 1% of any class of the Fund's then outstanding shares.

Fund                       Shares                  Percent
----------------------------------------------------------
None


                             PRINCIPAL SHAREHOLDERS


Unless otherwise noted below, as of March 31, 2004, no persons owned of record or are known to own of record or beneficially more than 5% of the Fund's then outstanding shares.

Name and Address                        Shares     Percent
----------------------------------------------------------
SSBT Trustee/Custodian                 2,589,988     18.86%
C/O Strong Retirement Plan Services
P.O. Box 1408
Milwaukee, WI 53201

U.S. Clearing                          1,587,986     11.56%
A Division of Fleet Securities, Inc.
26 Broadway
New York, NY 10004


Any person owning more than 25% of the Fund's shares may be considered a "controlling person" of the Fund. Accordingly, a controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

                               INVESTMENT ADVISOR


The investment advisor to the Master Portfolio is Barclays Global Fund Advisors ("BGFA"). BGFA is a direct subsidiary of Barclays Global Investors, N.A., which, in turn, is an indirect subsidiary of Barclays Bank PLC. Pursuant to an Investment Advisory Contract ("Advisory Contract") with the Master Portfolio, BGFA provides investment guidance and policy direction in connection with the daily portfolio management of the Master Portfolio subject to the supervision of the MIP's Board of Trustees and in conformity with Delaware law and the stated policies of the Master Portfolio. Pursuant to the Advisory Contract, BGFA furnishes to the Master Portfolio's Board of Trustees periodic reports on the investment strategy and performance of the Master Portfolio. Under Section 15(c) of the 1940 Act, the Board of Trustees is generally required to approve the Master Portfolio's Advisory Contract annually. The Board is provided with quantitative and qualitative information to assist the Board in evaluating the terms of the Advisory Contract. Based on the Board's evaluation, the Board of Trustees determined on February 13, 2004 that the Advisory Contract for the Master Portfolio, including the fee level, was fair and reasonable in light of all relevant circumstances. This determination, was based on the following factors: (i) level of profits realized by BGFA from its advisory arrangement with the Master Portfolio; (ii) an analysis of advisory fees paid by the Master Portfolio compared to other similar funds; (iii) the scope of BGFA's background and experience; (iv) and the quality of services provided by BGFA. The Advisory Contract may be terminated without penalty on 60-days' written notice by either party and will terminate automatically if assigned.



On April 30, 2004, the Board of Directors of the Fund approved the continuation of investing in the Master Portfolio. In its review, the Board of Directors was provided materials relating to and considered and evaluated, with respect to the Fund, (i) the various costs and benefits of investing all of the Fund's assets in the Master Portfolio rather than directly in a portfolio of securities in pursuit of the Fund's investment objective; (ii) the aggregate per share expenses of the Fund and the Master Portfolio compared to the expenses the Fund would incur if it directly acquired and managed the type of securities held by the Master Portfolio; (iii) that as other investors invest their assets in the Master Portfolio, certain economic efficiencies may be realized with respect to the Master Portfolio; and (iv) that the investment objective of the Master Portfolio is substantially similar to the investment objective of the Fund. On the basis of its review and analysis of the foregoing, the Board of Directors voted to continue to invest all of the Fund's assets in the Master Portfolio rather than in a portfolio of securities in pursuit of its investment objective.

BGFA is entitled to receive monthly fees at the annual rate of 0.05% of the average daily net assets of the Master Portfolio as compensation for its advisory services to the Master Portfolio. The Advisory Contract provides that the advisory fee is accrued daily and paid monthly. This advisory fee is an expense of the Master Portfolio borne proportionately by its interestholders, such as the Fund.

BGFA has agreed to provide to the Master Portfolio, among other things, money market security and fixed-income research, analysis, and statistical and economic data and information concerning interest-rate and security-market trends, portfolio composition, credit conditions, and average maturities of the Master Portfolio's investment portfolio.

The Fund paid the following management fees for the time periods indicated:


                                                               Management Fee
Fiscal Year Ended    Management Fee ($)   Waiver($) by BGFA    After Waiver ($)
-------------------------------------------------------------------------------
12/31/01                         98,231                   0              98,231
12/31/02                         87,471                   0              87,471
12/31/03                         90,544                   0              90,544


The Master Portfolio paid the following management fees for the time periods indicated:


                                                               Management Fee
Fiscal Year Ended    Management Fee ($)   Waiver($) by BGFA    After Waiver ($)
-------------------------------------------------------------------------------
12/31/01                      1,422,538                   0           1,422,538
12/31/02                      1,291,462                   0           1,291,462
12/31/03                      1,436,333                   0           1,436,333


Code of Ethics.
BGFA and MIP each have adopted a code of ethics that contains policies on personal securities transactions by "access persons." These policies substantially comply in all material respects with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by the Master Portfolio or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means: (i) a director, trustee or officer of the Master Portfolio, any of the other master portfolios, or BGFA; (ii) any employee of the Master Portfolio or any of the other master portfolios, or BGFA (or any company in a control relationship to the Master Portfolio or BGFA) who, in connection makes, participates in, or obtains information about the purchase or sale of securities by the Master Portfolio or any of the other master portfolios, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to the Master Portfolio, any of the other master portfolios, or BGFA who obtains information concerning recommendations made to the Master Portfolio or any of the other master portfolios regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by the Master Portfolio or any of the other master portoflios.


The Fund, Strong, and the Distributor have adopted a Code of Ethics ("Code") that governs the personal trading activities of all "Access Persons" of Strong and the Distributor. Access Persons include every Director and officer of Strong, the Distributor, the investment companies managed by Strong, and the Fund, as well as certain employees of Strong, and the Distributor who have access to information relating to the purchase or sale of securities by Strong on behalf of accounts managed by it. The Code is based upon the principle that such Access Persons have a fiduciary duty to place the interests of the Fund, Strong, and the Distributor's other clients ahead of their own.

The Code requires Access Persons (other than Access Persons who are disinterested directors of the investment companies managed by the Advisor, including the Fund) to, among other things, preclear their securities transactions (with limited exceptions, such as transactions in shares of mutual funds, gifting or transferring securities, direct obligations of the U.S. Government, and certain options on broad-based securities market indexes) and to execute such transactions through the Advisor's trading department. The Code, which applies to all Access Persons (other than Access Persons who are disinterested directors of the investment companies managed by the Advisor, including the Fund), includes a ban on acquiring any securities in an initial public offering, other than a new offering of a registered open-end investment company, and a prohibition from profiting on short-term trading in securities. In addition, no Access Person may purchase or sell any security that is contemporaneously being purchased or sold, or to the knowledge of the Access Person, is being considered for purchase or sale, by Strong on behalf of any mutual fund or other account managed by it. Finally, the Code provides for trading "black out" periods of seven calendar days, prior to and after the trade, during which time Access Persons may not trade in securities that have been purchased or sold by any client for which Strong serves as an investment advisor or subadvisor, renders investment advice, makes investment decisions, or places orders through its Trading Department. Exceptions to the requirements of the Code are to be handled on a case-by-case basis and will only be granted if the proposed conduct involves negligible opportunity for abuse.


The Fund has also adopted a Senior Officers' Code of Ethics (the "Officers' Code") to encourage its principal executive officers, senior financial officers, and persons performing a similar function ("Senior Officers") to act in a manner consistent with the highest principles of ethical conduct. The Senior Officers are responsible for conducting the Fund's business in a manner that demonstrates a commitment to the highest standards of integrity. The purposes of the Officers' Code are to promote:



     . Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
     . Full, fair, accurate, timely, and understandable disclosure in reports and documents that the Fund files with, or submits to, the SEC and in other public communications the Fund makes;
     . Fund compliance with applicable governmental laws, rules and regulations;
     . The prompt internal reporting to an appropriate person identified in the Officers' Code of violations of this Officer's Code; and
     .  Accountability for adherence to this Officers' Code.



Services
Strong offers investment advisory services to mutual funds, qualified pension and profit sharing plans, other qualified and non-qualified retirement plans, insurance companies, corporations, banks, partnerships, charitable foundations and other charitable organizations, and high net worth individuals, families and trusts. Strong also serves as the Collateral Manager for the issuers of a limited number of Collateralized Debt Obligations (CDOs). CDOs are generally private offerings of tranches of investment-grade debt securities that are secured by a portfolio of either investment-grade or non-investment-grade debt obligations (collateral debt securities). Strong also serves as program manager to Qualified Tuition Programs established under Section 529 of the IRC ("College Savings Plan"). A College Savings Plan is generally a tax-advantaged trust created by a state in order to allow individuals to save for qualified higher education expenses.



Strong offers two programs of custom portfolio management: Strong Advisor and Strong Private Client. Strong Advisor is designed to help individual investors invest in a portfolio of Strong Funds and certain other unaffiliated mutual funds. Strong Private Client is designed to help investors invest in a portfolio of stocks, bonds, Strong Funds, and other unaffiliated mutual funds. Strong, on behalf of participants in the Strong Advisor and Strong Private

Client programs (individually or collectively a "Strong Program"), may invest a portion of the Strong Program's assets in any one Strong Fund, which in the case of a smaller Strong Fund, could represent a material portion of the Fund's assets. In such cases, a decision by Strong to redeem the Strong Program's investment in the Fund on short notice could raise a potential conflict of interest for Strong, between the interests of participants in the Strong Program and of the Fund's other shareholders.



Strong also currently offers three non-discretionary advice and recommendation services: Strong Financial Navigator, Strong Planning for Retirement, and Strong Retirement Income Planner. Please request Strong's Form ADV for additional information about these programs. The programs are subject to change.



While Strong's policies are designed to ensure that over time similarly-situated clients receive similar treatment to the maximum extent possible, because of the range of Strong's clients, Strong may give advice and take action with respect to one account that may differ from the advice given, or the timing or nature of action taken, with respect to another account (this includes actions taken by Strong and its principals and associates with respect to their personal securities transactions, to the extent permitted by and consistent with the
Code). For example, Strong may use the same investment style in managing two accounts, but one may have a shorter-term horizon and accept high turnover while the other may have a longer-term investment horizon and desire to minimize turnover. If Strong reasonably believes that a particular security may provide an attractive opportunity due to short-term volatility but may no longer be attractive on a long-term basis, Strong may cause accounts with a shorter-term investment horizon to buy the security at the same time it is causing accounts with a longer-term investment horizon to sell the security.


            ADMINISTRATOR AND PLACEMENT AGENT OF THE MASTER PORTFOLIO


Barclays Global Investors, N.A. ("BGI") is the Master Portfolio's administrator. BGI provides the Master Portfolio with administrative services, including general supervision of the Master Portfolio's non-investment operations, coordination of the other services provided to the Master Portfolio, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to MIP's trustees and officers. BGI also furnishes office space and certain facilities to conduct the Master Portfolio's business, and compensates MIP's Trustees, officers and employees who are affiliated with BGI. In addition, BGI has agreed to bear all costs of the Master Portfolio's and MIP's operations, except for extraordinary expenses, brokerage and other expenses connected with the execution of portfolio transactions and certain other expenses that are borne by the Master Portfolio such as investment advisory fees payable to BGFA and administration fees, if any, payable to BGI. BGI is not entitled to compensation for providing administration services to the Master Portfolio for so long as BGI is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BGI or an affiliate receives advisory fees from the Master Portfolio. BGI had delegated certain of its duties as administrator to Investors Bank & Trust Company ("IBT"). IBT, as sub-administrator, is compensated by BGI for performing certain administration services.


SEI Investments Distribution Co. ("SEI") acts as the placement agent of Master Portfolio's shares pursuant to a Placement Agency Agreement with the Master Portfolio. SEI is a registered broker-dealer and does not receive compensation from the Master Portfolio for acting as placement agent.

                                   DISTRIBUTOR

Under a Distribution Agreement with the Fund ("Distribution Agreement"), Strong Investments, Inc. ("Distributor"), P.O. Box 2936, Milwaukee, WI 53201, acts as underwriter of the Fund's shares. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund's shares on a continuous basis. The Distribution Agreement further provides that the Distributor will bear the additional costs of printing prospectuses and shareholder reports that are used for selling purposes, as well as advertising and any other costs attributable to the distribution of the Fund's shares. The Distributor is an affiliated company of Strong. The Distribution Agreement is subject to the same termination and renewal provisions as are described above with respect to the Advisory Agreement.

From time to time, the Distributor may hold in-house sales incentive programs for its associated persons under which these persons may receive compensation awards in connection with the sale and distribution of the Fund's shares. These awards may include items such as, but not limited to, cash, gifts, merchandise, gift certificates, and payment of travel expenses, meals, and lodging. Any in-house sales incentive program will be conducted in accordance with the rules of the National Association of Securities Dealers, Inc. ("NASD").

                      PORTFOLIO TRANSACTIONS AND BROKERAGE




General. BGFA assumes general supervision over placing orders on behalf of the Master Portfolio for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of BGFA and in a manner deemed fair and reasonable to interestholders. In executing portfolio transactions and selecting brokers or dealers, BGFA seeks to obtain the best overall terms available for the Master Portfolio. In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The primary consideration is prompt execution of orders at the most favorable net price. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. The prices paid to the underwriters of newly issued securities usually include a concession paid by the issuer to the underwriter, and purchases of securities from market makers may include the spread between the bid and asked price.



Portfolio turnover may vary from year to year, as well as within a year. Portfolio turnover rates over 100%, although unexpected, may result in comparatively greater brokerage expenses. High portfolio turnover can also result in larger amounts of short-term capital gains allocable to interestholders.



The Master Portfolios' purchase and sale orders for securities may be combined with those of other accounts that BGFA manages or advises, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When BGFA determines that a particular security should be bought or sold for the Master Portfolio and other accounts managed by BGFA, it undertakes to allocate those transactions among the participants equitably. BGFA may deal, trade and invest for its own account in the types of securities in which the Master Portfolios may invest. BGFA may from time to time execute trades on behalf of and for the account of the Master Portfolio with brokers or dealers that are affiliated with BGFA.


The Master Portfolio paid the following brokerage commissions for the time periods indicated below. None of these brokerage commissions were paid to affiliated brokers.


                                                    Brokerage
Fiscal Year Ended                                   Commissions ($)
-------------------------------------------------------------------
12/31/01                                                    319,381
12/31/02                                                    404,492
12/31/03                                                     98,111


Unless otherwise noted below, the Master Portfolio has not acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents.


                                                    Value of Securities
                                                    Owned as of
Regular Broker or Dealer (or Parent) Issuer         December 31, 2003
-----------------------------------------------------------------------
Citigroup Inc.                                      $        87,186,043
Morgan Stanley                                      $        21,823,066
Wachovia Corp.                                      $        21,474,263
Merrill Lynch & Co. Inc.                            $        19,303,709
Goldman Sachs Group Inc. (The)                      $        16,276,332
Bank of New York Co. Inc. (The)                     $         8,920,508
Lehman Brothers Holdings Inc.                       $         7,300,842
State Street Corp.                                  $         6,060,133

Proxy Voting Policies. The Master Investment Portfolio has adopted as its proxy voting policies the proxy voting guidelines of BGFA, the investment adviser to the Master Portfolio. The Master Investment Portfolio has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by the Master Portfolio. Therefore, the remainder of this section discusses BGFA's proxy voting guidelines.



BGFA votes (or refrains from voting) proxies for the Master Portfolio in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of the Master Portfolio. In some cases, BGFA may determine that it is in the best interests of the Master Portfolio to refrain from exercising the Master Portfolio's proxy voting rights (such as, for example, proxies on certain non-U.S. securities which might impose costly or time-consuming in-person voting requirements). BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of the Master Portfolio. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Master Portfolio, the Master Portfolio's affiliates (if any), BGFA or BGFA's affiliates, SEI Investments Distribution Co. ("SEI"), the placement agent for the Master Portfolio, or SEI affiliates. When voting proxies, BGFA attempts to ensure that companies follow practices that advance their economic value and allow the market to place a proper value on their assets. With respect to certain specific issues:



     . BGFA generally supports management in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

     . BGFA generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Master Portfolio investing in such issuer; and

     . BGFA generally votes against anti-takeover proposals and proposals which would create additional barriers or costs to corporate transactions.



BGFA maintains institutional policies and procedures which are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and the Master Portfolio, the Master Portfolio's affiliates (if any), BGFA or BGFA's affiliates, or SEI or SEI's affiliates, from having any influence on BGFA's proxy voting activity. In this way, BGFA seeks to prevent conflicts of interest that might influence BGFA's independent business judgment on how to vote on specific proxy issues (or to refrain from voting). In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid the influence of a potential conflict of interest or as otherwise required by applicable law. Such independent fiduciary may either (i) vote such proxy, or (ii) provide BGFA with instructions as to how to vote such proxy. In the latter case, BGFA would vote the proxy in accordance with the independent fiduciary's instructions.


                  CUSTODIAN AND FUND ACCOUNTING SERVICES AGENT

Investors Bank & Trust Company ("IBT") located at 200 Clarendon Street, Boston, MA 02111, serves as custodian of the assets of the Fund and Master Portfolio. As a result, IBT has custody of all securities and cash of the Fund and the Master Portfolio, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the Fund and the Master Portfolio. The custodian is in no way responsible for any of the investment policies or decisions of the Fund and the Master Portfolio. IBT also acts as the Fund's Accounting Services Agent.

                FUND TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Strong, Investor Services, Inc. ("SIS"), P.O. Box 2936, Milwaukee, WI 53201, acts as transfer agent and dividend disbursing agent for the Fund. SIS is an affiliated entity of Strong and the Distributor. SIS is compensated as follows:

--------------------------------------------------------------------------------
Fund                                   Fee/(1)/
--------------------------------------------------------------------------------
Strong Index 500 Fund                  $27.00 annual open account fee, $4.20
                                       annual closed account fee.
--------------------------------------------------------------------------------

/(1)/ Plus out-of-pocket expenses, such as postage and printing expenses in connection with shareholder communications.


From time to time, the Fund, directly or indirectly through arrangements with SIS, and/or SIS may pay fees and certain expenses to third parties, which may include affiliates of SIS, that provide transfer agent type services and other administrative services relating to the Fund to persons who beneficially own interests in the Fund, such as participants in 401(k) plans. These services may include, among other things, sub-accounting services, transfer agent type activities, answering inquiries relating to the Fund, transmitting proxy statements, annual reports, updated prospectuses, other communications regarding the Fund, and related services as the Fund or beneficial owners may reasonably request. In such cases, the Fund will not pay fees based on the number of beneficial owners at a rate that is greater than the rate the Fund is currently paying SIS for providing these services to Fund shareholders, however, SIS may pay to the third party amounts in excess of such limitation out of its own profits.


On July 12, 1994, the SEC filed an administrative action ("Order") against Strong, Mr. Strong, and another employee of Strong in connection with conduct that occurred between 1987 and early 1990. In re Strong/Corneliuson Capital Management, Inc., et al. Admin. Proc. File No. 3-8411. The proceeding was settled by consent without admitting or denying the allegations in the Order. The Order found that Strong and Mr. Strong aided and abetted violations of
Section 17(a) of the 1940 Act by effecting trades between mutual funds, and between mutual funds and Harbour Investments Ltd. ("Harbour"), without complying with the exemptive provisions of SEC Rule 17a-7 or otherwise obtaining an exemption. It further found that Strong violated, and Mr. Strong aided and abetted violations of, the disclosure provisions of the 1940 Act and the Investment Advisers Act of 1940 by misrepresenting Strong's policy on personal trading and by failing to disclose trading by Harbour, an entity in which principals of Strong owned between 18 and 25 percent of the voting stock. As part of the settlement, the respondents agreed to a censure and a cease and desist order and Strong agreed to various undertakings, including adoption of certain procedures and a limitation for six months on accepting certain types of new advisory clients.

On June 6, 1996, the Department of Labor ("DOL") filed an action against Strong for equitable relief alleging violations of the Employee Retirement Income Security Act of 1974 ("ERISA") in connection with cross trades that occurred between 1987 and late 1989 involving certain pension accounts managed by Strong. Contemporaneous with this filing, Strong, without admitting or denying the DOL's allegations, agreed to the entry of a consent judgment resolving all matters relating to the allegations. Reich v. Strong Capital Management, Inc. (U.S.D.C. E.D. WI) ("Consent Judgment"). Under the terms of the Consent Judgment, Strong agreed to reimburse the affected accounts a total of $5.9 million. The settlement did not have any material impact on Strong's financial position or operations.


The Fund paid the following amounts for the time periods indicated for transfer agency and dividend disbursing and printing and mailing services: From time to time, SIS may waive all or a portion of its transfer agent and dividend disbursing agent fee and may absorb expenses for the Fund.



                                          Printing                   Total
Fiscal Year   Per Account  Out-of-Pocket  /Mailing                   Cost After
Ended         Charges ($)  Expenses ($)   Services ($)  Waiver ($)   Waiver ($)
-------------------------------------------------------------------------------
12/31/01          722,471         17,418       147,583     205,677      681,795
12/31/02          818,072         45,116       203,697     704,164      362,721
12/31/03          693,128         42,839       165,521     237,105      664,231


          MASTER PORTFOLIO TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02111, acts as transfer agent and dividend disbursing agent for the Master Portfolio.

                        FUND SHAREHOLDER SERVICING AGENT

Under a Shareholder Servicing Agreement with the Fund dated November 30, 2001, SIS acts as shareholder servicing agent for the Fund. As shareholder servicing agent, SIS provides personal services to the Fund's shareholders and maintains the Fund's shareholder accounts. Such services include, (i) answering shareholder inquiries regarding account status and history, the manner in which purchases and redemptions of the Fund's shares may be effected, and certain other matters pertaining to the Fund; (ii) assisting shareholders in designating and changing dividend options, account designations and addresses; (iii) providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent;
(iv) transmitting shareholders' purchase and redemption orders to the Fund's transfer agent; (v) arranging for the wiring or other transfer of funds to and from shareholder accounts in connection with shareholder orders to purchase or redeem shares of the Fund; (vi) verifying purchase and redemption orders, transfers among and changes in shareholder-designated accounts; (vii) informing the distributor of the Fund of the gross amount of purchase and redemption orders for the Fund's shares; (viii) monitoring the activities of the Fund's transfer agent related to shareholders' accounts, and to statements, confirmations or other reports furnished to shareholders by the Fund's transfer agent; and (ix) providing such other related services as the Fund or a shareholder may reasonably request, to the extent permitted by applicable law.

The Fund has adopted a Rule 18f-3 Plan under the 1940 Act ("Multi-Class Plan"). The Multi-Class Plan permits the Fund to have multiple classes of shares. The Fund is authorized to offer one class of shares: Investor Class shares.

As compensation for its services, the Fund pays SIS a monthly fee based on a percentage of the Fund's average daily net asset value. The annual rate is 0.25%. From time to time, SIS may voluntarily waive all or a portion of its shareholder servicing fee and/or absorb certain Fund expenses without further notification of the commencement or termination of such waiver or absorption. Any such waiver or absorption will temporarily lower the Fund's overall expense ratio and increase the Fund's overall return to investors.

The Fund paid the following servicing fees for the time periods indicated:


                                                              Servicing Fee
Fiscal Year Ended    Servicing Fee ($)   Waiver ($) by SIS    After Waiver ($)
------------------------------------------------------------------------------
12/31/01                       497,444             463,989              33,455
12/31/02                       467,512             467,512                   0
12/31/03                       482,702             450,011              32,691


                                      TAXES

General

The Fund intends to qualify annually for treatment as a regulated investment company ("RIC") under Subchapter M of the IRC. If so qualified, the Fund will not be liable for federal income tax on earnings and gains distributed to its shareholders in a timely manner. This qualification does not involve government supervision of the Fund's management practices or policies. If, in any taxable year, the Fund does not qualify as a RIC under Subchapter M: (1) the Fund would be taxed at normal federal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to its shareholders, and (2) the Fund's distributions to the extent made out of the Fund's current or accumulated earnings and profits would be taxable to its shareholders (other than tax-exempt shareholders and shareholders in tax deferred accounts) as ordinary dividends (regardless of whether they would otherwise have been considered capital gains dividends). The following federal tax discussion is intended to provide you with an overview of the impact of federal income tax provisions on the Fund or its shareholders and does not address special tax rules applicable to certain classes of investors. These tax provisions are subject to change by legislative or administrative action at the federal, state, or local level, and any changes may be applied retroactively. Any such action that limits or restricts the Fund's current ability to pass-through earnings without taxation at the Fund level, or otherwise materially changes the Fund's tax treatment, could adversely affect the value of a shareholder's investment in the Fund. Because the Fund's taxes are a complex matter, you should consult your tax adviser for more detailed information concerning the taxation of the Fund and the federal, state, and local tax consequences to shareholders of an investment in the Fund.


In order to qualify for treatment as a RIC under the IRC, the Fund must: (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities (or foreign currencies if applicable) or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities ("Income Requirement");
(2) diversify its assets so that at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (ii) not more than 25% of the value of the Fund's total assets is invested in securities (other than U.S. Government securities or the securities of other RICs) (1) of any one issuer or (2) of two or more issuers controlled by the Fund and engaged in the same or similar trades or businesses or related trades or businesses.



If the Fund qualifies as a RIC for the taxable year and distributes to its shareholders the sum of at least 90% of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gains, and net gains from certain foreign currency transactions, if applicable) and 90% of its net tax-exempt income ("Distribution Requirement"), then the Fund generally will not be subject to federal income tax on the distributed portion of its investment company taxable income. In addition, the Fund will not be subject to federal income tax to the extent it distributes its "net capital gain" (which is defined as the excess of realized net long-term capital gain over realized net short-term capital loss).



Each calendar year, the Fund must distribute dividends in an amount at least equal to the sum of (a) 98% of its ordinary income for the calendar year, (b) 98% of its capital gain net income for the one-year period ending October 31, of the same calendar year and (c) 100% of the ordinary income and capital gain net income not previously distributed to avoid the 4% nondeductible excise tax. The Fund intends to make the required distributions, but does not provide assurance that it will do so.



If Fund shares are sold at a loss after being held for 6 months or less, the loss will be disallowed to the extent of any exempt interest dividends received on those shares. Any portion of such loss that is not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.


The Fund's distributions are taxable in the year they are paid, whether they are taken in cash or reinvested in additional shares, except that certain distributions declared in the last three months of the year and paid in January are taxable as if paid on the prior December 31.

If the Fund is considered a personal holding company it will be subject to special tax rules.


All or a portion of a sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of these shares within 90 days after their purchase to the extent shares of the Fund or another fund are subsequently acquired without a sales charge or with a reduced sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of this sales charge will increase the shareholder's tax basis in the shares subsequently acquired. In addition, no loss will be allowed on the redemption or exchange of shares of the Fund if the shareholder purchases other shares of the Fund (whether through reinvestment of distributions or otherwise) or acquires or enters into a contract or option to acquire securities that are substantially identical to shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.


From time to time, BGFA may find it necessary to make certain types of investments for the purpose of ensuring that the Master Portfolio, and therefore the Fund, continues to qualify for treatment as a RIC under the Code. For purposes of complying with these qualification requirements the Fund will be deemed to own a proportionate share of the Master Portfolio.

Capital Loss Carry-Forwards in the Master Portfolio

The Master Portfolio is permitted to carry-forward a net capital loss for any year to offset its capital gains, if any, realized during the eight years following the year of the loss. The Master Portfolio's capital loss carryover is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Master Portfolio-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Master Portfolio does not expect to distribute such capital gains. The Master Portfolio cannot carry back or carry forward any net operating losses.

Pass-Through Income Tax Exemption

Most state laws provide a pass-through to mutual fund shareholders of the state and local income tax exemption afforded owners of direct U.S. Government obligations. You will be notified annually of the percentage of a Fund's income that is derived from U.S. Government securities.


Qualified Dividend Income

The Fund may flow through to its shareholders the qualified dividend income ("QDI") that it receives on its portfolio holdings and designates as such. Specifically, a Fund may designate as QDI the aggregate amount of qualifying dividend income for the taxable year, if the amount of qualifying dividends received by the Fund is less than 95 percent of its gross income (as specially computed by excluding long-term capital gains). Where the amount of QDI is 95 percent or more of the Fund's gross income, 100 percent of the Fund's dividends (other than capital gain dividends) may be designated as QDI.



Certain holding period rules apply before a dividend is eligible for treatment by a shareholder as QDI. Specifically, the Fund and the shareholder must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock became ex-dividend. In the case of preferred stock, the holding period is 91 days during the 181-day period beginning 90 days before the stock became ex-dividend. If a qualified dividend is an extraordinary dividend (within the meaning of IRC Section 1059(c)), then any loss on the sale or exchange of the underlying stock is a long-term capital loss to the extent of the extraordinary dividend. Substitute payments received in lieu of dividends (as in the case of securities loans) are not QDI. A shareholder who receives a Form 1099-DIV showing a dividend may treat that amount as QDI unless the shareholder has reason to know that the amount (or some portion thereof) was paid in lieu of a dividend.


                        DETERMINATION OF NET ASSET VALUE

Generally, when an investor makes any purchases, sales, or exchanges, the price of the investor's shares will be the net asset value ("NAV") next determined after the transfer agent receives a request in proper form (which includes receipt of all necessary and appropriate documentation and subject to available funds), plus any applicable sales charges. If the transfer agent receives such a request prior to the close of the New York Stock Exchange ("NYSE") on a day on which the NYSE is open, the share price will be the NAV determined that day. The NAV for each class of shares of the Fund is normally determined as of 3:00 p.m., Central Time, each day the NYSE is open. The NYSE is open for trading Monday through Friday except New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. The Fund reserves the right to change the time at which purchases, redemptions, and exchanges are priced if the NYSE closes at a time other than 3:00 p.m., Central Time, or if an emergency exists. The NAV of each class of shares of the Fund is calculated by taking the fair value of the Fund's total assets attributable to that class, subtracting all of the Fund's liabilities attributable to that class, and dividing by the total number of shares outstanding of that class. Expenses are accrued daily and applied when determining the NAV. The Fund's portfolio securities are valued based on market value or at fair value under the supervision of the Fund's Board.

                       ADDITIONAL SHAREHOLDER INFORMATION


Address Changes By Telephone

If you notify us by phone of your address change, your account(s) will be subject to a 15-day hold period to ensure that the change of address is genuine. During this period, you may not be able to make redemptions to your new address by phone. You can still request a redemption be sent to an unchanged bank address. Dividend checks will be sent to the new address. If you need to make a redemption to your new address during this hold period, please call for instructions.


Brokers Receipt of Purchase and Redemption Orders

The Fund has authorized certain brokers to accept purchase and redemption orders on the Fund's behalf. These brokers are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Purchase and redemption orders received in this manner will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

Deposit of Unspecified Funds for Investment

When all or a portion of a purchase is received for investment without a clear fund designation or for investment in one of our closed classes or Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Strong Money Market Fund and attempt to contact you to clarify your investment decision. We will mail you a letter, in addition to your confirmation statement, to confirm the purchase of the Strong Money Market Fund and provide you with your investment options. Unless you later direct Strong to purchase shares of another Strong Fund or redeem shares of the Strong Money Market Fund at the next NAV calculated after we accept your order to do so, and return the proceeds to you, we will treat your inaction as approval of the purchase and your investment will remain in the Strong Money Market Fund.

Dollar Cost Averaging

Strong Funds' Automatic Investment Plan, Payroll Direct Deposit Plan, and Automatic Exchange Plan are methods of implementing dollar cost averaging. Dollar cost averaging is an investment strategy that involves investing a fixed amount of money at regular time intervals. By always investing the same set amount, an investor will be purchasing more shares when the price is low and fewer shares when the price is high. Ultimately, by using this principle in conjunction with fluctuations in share price, an investor's average cost per share may be less than the average transaction price. A program of regular investment cannot ensure a profit or protect against a loss during declining markets. Since such a program involves continuous investment regardless of fluctuating share values, investors should consider their ability to continue the program through periods of both low and high share-price levels.




Federal Reserve System

The Fund may not accept transactions involving the federal reserve system, such as wire and Payroll Direct Deposit transactions, placed on days the federal reserve system is closed. These transactions may be accepted the next business day the federal reserve system is open. Redemptions involving the federal reserve system, such as redemptions by wire, may also be delayed when the federal reserve system is closed.

Fee Waivers

The Fund, Strong and/or the Administrator may waive some or all fees.


Financial Intermediaries

If an investor purchases or redeems shares of the Fund through a financial intermediary, certain features of the Fund relating to such transactions may not be available or may be modified. In addition, certain operational policies of the Fund, including those related to settlement and dividend accrual, may vary from those applicable to direct shareholders of the Fund and may vary among intermediaries. Please consult your financial intermediary for more information regarding these matters. In addition, the Fund may pay, directly or indirectly through arrangements with Strong, amounts to financial intermediaries that provide transfer agent type and/or other administrative services to their customers. The Fund will not pay more for these services through intermediary relationships than it would if the intermediaries' customers were direct shareholders in the Fund; however, Strong may pay to the financial intermediary amounts in excess of such limitation out of its own profits. Certain financial intermediaries may charge an advisory, transaction, or other fee for their services. Investors will not be charged for such fees if investors purchase or redeem Fund shares directly from the Fund without the intervention of a financial intermediary.

Fund Redemptions

Shareholders can gain access to the money in their accounts by selling (also called redeeming) some or all of their shares by mail, facsimile, telephone, computer, automatic withdrawals, through a broker-dealer, or by writing a check (assuming these options are available for the Fund and class and all the appropriate documents and requirements have been met for these account options). After a redemption request is processed, the proceeds from the sale will normally be sent on the next business day. Under certain circumstances described in the prospectus, the proceeds may be delayed up to seven days or longer. If no direction is provided as to how and where the proceeds should be delivered to you, we will mail a check to the address on your account.

Moving Account Options and Information

When establishing a new account (other than an Institutional Class account) by exchanging funds from an existing Strong Funds account, some account options (such as the exchange option, Express Purchase/SM/, and the redemption option), if existing on the account from which money is exchanged, will automatically be made available on the new account unless the shareholder indicates otherwise, or the option is not available on the new account. Subject to applicable Strong Funds policies, other account options, including automatic investment, automatic exchange, and systematic withdrawal, may be moved to the new account at the request of the shareholder. These options are not available for Institutional Class accounts. If allowed by Strong Funds policies (i) once the account options are established on the new account, the shareholder may modify or amend the options, and (ii) account options may be moved or added from one existing account to another new or existing account. Account information, such as the shareholder's address of record and Social Security number, will be copied from the existing account to the new account.

Promotional Items

From time to time, Strong and/or the Distributor may give de minimis gifts or other immaterial consideration to investors who open new accounts or add to existing accounts with the Strong Funds. In addition, from time to time, Strong and/or the Distributor, alone or with other entities or persons, may sponsor, participate in conducting, or be involved with sweepstakes, give-aways, contests, incentive promotions, or other similar programs ("Give-Aways"). This is done in order to, among other reasons, increase the number of users of and visits to the Fund's web site. As part of the Give-Aways, persons may receive cash or other awards including without limitation, gifts, merchandise, gift certificates, travel, meals, and lodging, paid for by Strong and/or its affiliates. Under Strong's and the Distributor's standard rules for Give-Aways, their employees, subsidiaries, advertising and promotion agencies, and members of their immediate families are not eligible to enter the Give-Aways.

Redemption in Kind

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the Fund. If Strong determines that existing conditions make cash payments undesirable, redemption payments in excess of the amounts specified above may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for the Fund's shares (a "redemption in kind"). Shareholders receiving securities or other financial assets in a redemption in kind may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. If you expect to make a redemption in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period and would like to avoid any possibility of being paid with securities in kind, you may do so by providing Strong Funds with an unconditional instruction to redeem at least 15 calendar days prior to the date on which the redemption transaction is to occur, specifying the dollar amount or number of shares to be redeemed and the date of the transaction (please call 1-800-368-3863). This will provide the Fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimize the effect of the redemption on the interests of the Fund's remaining shareholders.

Retirement Plans


The following describes a variety of retirement plan accounts that may hold Strong Funds. Prototype plans are also available for many types of retirement accounts. Please contact the Distributor for more information.



.. Traditional Individual Retirement Account (IRA): Everyone under age 70 1/2 with earned income may contribute to a tax-deferred traditional IRA. A spousal contribution may be made for a non-working spouse if a joint income tax return is filed.



Roth IRA: Taxpayers, of any age, who have earned income and whose modified adjusted gross income does not exceed certain limits can contribute to a Roth IRA. A spousal contribution may be made for a non-working spouse if a joint income tax return is filed. If you also maintain a traditional IRA, the maximum contribution to your Roth IRA is reduced by any contributions that you make to your traditional IRA. Distributions from a Roth IRA, if they meet certain requirements, may be free from federal taxation.



.. If your modified adjusted gross income is under certain limits, you can convert your traditional IRAs into a Roth IRA.



Coverdell Education Savings Accounts: Taxpayers whose modified adjusted gross income does not exceed certain limits may contribute a limited amount per year into a Coverdell Education Savings Account for the benefit of a child under age
18. Corporations and non-profit entities may make Coverdell Education Savings Account contributions and are not subject to the income limitations. Withdrawals from the Coverdell Education Savings Account to pay qualified higher education expenses are federal tax-free. Qualified education expenses will include qualified elementary and secondary education expenses, as well as post-secondary expenses. Any withdrawals in excess of qualified expenses for the year are potentially subject to tax and an additional penalty.



Direct Rollover IRA: To avoid a mandatory federal withholding tax on distributions, you must transfer the qualified retirement or IRC Section 403(b) plan distribution directly into an IRA. Distributions from your qualified plan or 403(b) may be rolled over into a plan other than an IRA; however, it is not mandatory for your new plan to accept rollovers from outside plans. The distribution must be eligible for rollover. Not all distributions are eligible to be rolled over to another retirement plan. Contact your plan administrator to confirm rollover eligibility of your distribution from your current plan.


Simplified Employee Pension Plan (SEP IRA): A SEP IRA plan allows an employer to make deductible contributions to separate IRA accounts established for each eligible employee.

Salary Reduction Simplified Employee Pension Plan (SAR SEP IRA): A SAR SEP IRA plan is a type of SEP

IRA plan in which an employer may allow employees to defer part of their salaries and contribute to an IRA account. These deferrals help lower the employees' taxable income. Please note that you may no longer establish new SAR SEP IRA plans (since December 31, 1996). However, employers with SAR SEP-IRA plans that were established prior to January 1, 1997 may still open accounts for new employees.


Simplified Incentive Match Plan for Employees (SIMPLE IRA): A SIMPLE IRA plan is an employer-sponsored retirement savings plan that allows employees to contribute a percentage of their compensation. on a pre-tax basis to a SIMPLE-IRA account.



The employer is required to make annual contributions to eligible employees' accounts. All contributions grow tax-deferred.


Defined Contribution Plan: A defined contribution plan allows self-employed individuals, partners, or a corporation to provide retirement benefits for themselves and their employees. Plan types include: profit sharing plans, money purchase pension plans, and paired plans (a combination of a profit-sharing plan and a money purchase plan).

401(k) Plan: A 401(k) plan is a type of profit-sharing plan that allows employees to have part of their salary contributed on a pre-tax basis to a retirement plan which will earn tax-deferred income. A 401(k) plan is funded by employee contributions, employer contributions, or a combination of both.

403(b)(7) Plan: A 403(b)(7) plan is a tax-sheltered custodial account designed to qualify under section 403(b)(7) of the IRC and is available for use by employees of certain educational, non-profit, hospital, and charitable organizations.


Please note, all information presented in this section describes the current provisions of federal law. You may wish to consult with your tax advisor regarding the impact of any applicable state law on your circumstances.


Right of Set-Off

To the extent not prohibited by law, the Fund, any other Strong Fund, and Strong, each has the right to set-off against a shareholder's account balance with a Strong Fund, and redeem from such account, any debt the shareholder may owe any of these entities. This right applies even if the account is not identically registered.

Shares in Certificate Form

Certificates will not be issued for any class of shares of any Fund. A shareholder will, however, have full shareholder rights.

Telephone and Electronic Exchange/Redemption/Purchase Privileges


The Fund employs reasonable procedures to confirm that instructions communicated by telephone or electronically are genuine. The Fund may not be liable for losses due to unauthorized or fraudulent instructions. Such procedures include, but are not limited to, requiring a form of personal identification prior to acting on instructions received by telephone or electronically, providing written confirmations of such transactions to the address of record, tape recording telephone instructions, and creating a duplicate record of electronic transactions.

                                  ORGANIZATION


The Fund is a "series" of a Wisconsin Corporation, as described in the chart below:

                                                    Incorporation  Date Series  Date Class  Authorized  Par
Corporation                                         Date           Created      Created     Shares      Value ($)
-----------------------------------------------------------------------------------------------------------------
Strong Equity Funds, Inc./(1)/                      12/28/90                                Indefinite     .00001
   - Strong Growth Fund/(2)/                                       12/28/90                 Indefinite     .00001
      . Investor Class/(3)/                                                     12/28/90    Indefinite     .00001
      . Advisor Class                                                           2/17/00     Indefinite     .00001
      . Institutional Class                                                     2/17/00     Indefinite     .00001
      . Class C                                                                 12/6/02     Indefinite     .00001
      . Class K                                                                 8/2/02      Indefinite     .00001
   - Strong Value Fund/(2)/                                        11/1/95                  Indefinite     .00001
      . Investor Class/(4)/                                                     11/1/95     Indefinite     .00001
   - Strong Advisor Mid Cap Growth Fund/(2)(5)/                    10/28/96                 Indefinite     .00001
      . Class A                                                                 11/30/00    Indefinite     .00001
      . Class B                                                                 11/30/00    Indefinite     .00001
      . Class C                                                                 11/30/00    Indefinite     .00001
      . Class Z/(6)/                                                            10/28/96    Indefinite     .00001
   - Strong Index 500 Fund                                         4/8/97                   Indefinite     .00001
      . Investor Class/(4)/                                                     4/8/97      Indefinite     .00001
   - Strong Growth 20 Fund/(2)/                                    6/4/97                   Indefinite     .00001
      . Investor Class/(3)/                                                     6/4/97      Indefinite     .00001
      . Advisor Class                                                           2/17/00     Indefinite     .00001
- Strong Advisor Small Cap Value Fund/(2)(7)/                      12/10/97                 Indefinite     .00001
      . Class A                                                                 11/30/00    Indefinite     .00001
      . Class B                                                                 11/30/00    Indefinite     .00001
      . Class C                                                                 11/30/00    Indefinite     .00001
      . Class Z/(6)/                                                            12/10/97    Indefinite     .00001
   - Strong Dow 30 Value Fund/(2)/                                 12/10/97                 Indefinite     .00001
      . Investor Class/(4)/                                                     12/10/97    Indefinite     .00001
   - Strong Large Cap Core Fund/(2)(8)/                            5/4/98                   Indefinite     .00001
      .Investor Class/(4)/                                                      5/4/98      Indefinite     .00001
   - Strong Enterprise Fund/(2)/                                   9/15/98                  Indefinite     .00001
      . Investor Class/(3)/                                                     9/15/98     Indefinite     .00001
      . Advisor Class                                                           2/17/00     Indefinite     .00001
      . Institutional Class                                                     6/30/03     Indefinite     .00001
      . Class K                                                                 8/2/02      Indefinite     .00001
   - Strong Mid Cap Disciplined Fund/(2)/                          12/15/98                 Indefinite     .00001
      . Investor Class/(4)/                                                     12/15/98    Indefinite     .00001
   - Strong U.S. Emerging Growth Fund/(2)/                         12/15/98                 Indefinite     .00001
      . Investor Class/(4)/                                                     12/15/98    Indefinite     .00001
   - Strong Technology 100 Fund/(2)/                               12/14/99                 Indefinite     .00001
      . Investor Class/(4)/                                                     12/14/99    Indefinite     .00001
   - Strong Large Company Growth Fund/(2)/                         8/2/02                   Indefinite     .00001
      . Investor Class/(4)/                                                     8/2/02      Indefinite     .00001
      . Class K                                                                 6/30/03     Indefinite     .00001
   - Strong Advisor Large Company Core Fund/(2)/                   8/2/02                   Indefinite     .00001
      . Class A                                                                 8/2/02      Indefinite     .00001

      . Class B                                                                 8/2/02      Indefinite     .00001
      . Class C                                                                 8/2/02      Indefinite     .00001
      . Class K                                                                 8/2/02      Indefinite     .00001
   - Strong Advisor Utilities and Energy Fund/(2)/                 7/22/02                  Indefinite     .00001
      . Class A                                                                 7/22/02     Indefinite     .00001
      . Class B                                                                 7/22/02     Indefinite     .00001
      . Class C                                                                 7/22/02     Indefinite     .00001

/(1)/ Prior to November 1, 1995, the Corporation's name was Strong Growth Fund,
      Inc.
/(2)/ Described in a different SAI.
/(3)/ Prior to February 17, 2000, the Investor Class shares were designated as common stock of the Fund.
/(4)/ Prior to May 1, 2001, the Investor Class shares were designated as common stock of the Fund.
/(5)/ Prior to November 30, 2000, the Fund's name was Strong Mid Cap Growth
      Fund.
/(6)/ Prior to November 30, 2000, the Class Z shares were designated as common stock of the Fund.
/(7)/ Prior to November 30, 2000, the Fund's name was Strong Small Cap Value
      Fund.
/(8)/ Prior to May 1, 2001, the Fund's name was Strong Strategic Growth Fund.

The Corporation is a Wisconsin corporation that is authorized to offer separate series of shares representing interests in separate portfolios of securities, each with differing investment objectives. The shares in any one portfolio may, in turn, be offered in separate classes, each with differing preferences, limitations, or relative rights. However, the Articles of Incorporation for the Corporation provide that if additional series of shares are issued by the Corporation, such new series of shares may not affect the preferences, limitations, or relative rights of the Corporation's outstanding shares. In addition, the Board of the Corporation is authorized to allocate assets, liabilities, income, and expenses to each series and class. Classes within a series may have different expense arrangements than other classes of the same series and, accordingly, the net asset value of shares within a series may differ. Finally, all holders of shares of the Corporation may vote on each matter presented to shareholders for action except with respect to any matter that affects only one or more series or class, in which case only the shares of the affected series or class are entitled to vote. Each share of the Fund has one vote, and all shares participate equally in dividends and other capital gains distributions by the Fund and in the residual assets of the Fund in the event of liquidation. Fractional shares have the same rights proportionately as do full shares. Shares of the Corporation have no preemptive, conversion, or subscription rights. If the Corporation issues additional series, the assets belonging to each series of shares will be held separately by the custodian, and, in effect, each series will be a separate fund.

                              SHAREHOLDER MEETINGS

Wisconsin Business Corporation Law permits registered investment companies, such as the Fund, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Fund has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of Directors is not required to be acted on by shareholders under the 1940 Act.

The Fund's Bylaws allow for a Director to be removed by its shareholders with or without cause, only at a meeting called for the purpose of removing the Director. Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any Director. The Secretary shall inform such shareholders of the reasonable estimated costs of preparing and mailing the notice of the meeting, and upon payment to the Fund of such costs, the Fund shall give not less than ten nor more than sixty days notice of the special meeting.

                          MASTER PORTFOLIO ORGANIZATION


The Master Portfolio is a series of Master Investment Portfolio ("MIP"), an open-end, series management investment company organized as Delaware statutory trust. MIP was organized on October 20, 1993. MIP currently consists of fourteen series, including the Master Portfolio. In accordance with Delaware law and in connection with the tax treatment sought by MIP, the Declaration of Trust provides that its investors are personally responsible for Trust liabilities and obligations, but only to the extent the Trust property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MIP must maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its investors, Trustees, officers, employees, and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of MIP's obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and MIP itself was unable to meet its obligations.


The Declaration of Trust further provides that obligations of MIP are not binding upon its Trustees individually but only upon the property of MIP and that the Trustees will not be liable for any action or failure to act, but nothing in the Declarations of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

The interests in the Master Portfolio have substantially identical voting and other rights as those rights enumerated above for shares of the Fund. MIP is generally not required to hold annual meetings, but is required by Section 16(c) of the 1940 Act to hold a special meeting and assist investor communications under certain circumstances. Whenever the Fund is requested to vote on a matter with respect to the Master Portfolio, the Fund will hold a meeting of Fund shareholders and will cast its votes as instructed by such shareholders.

In a situation where the Fund does not receive instruction from certain of its shareholders on how to vote the corresponding shares of the Master Portfolio, such Fund will vote such shares in the same proportion as the shares for which the Fund does receive voting instructions.

Investment Objective. The Strong Funds offer a comprehensive range of conservative to aggressive investment options. The Strong Funds and their investment objectives are listed below.


Fund Name                          Investment Objective
--------------------------------------------------------------------------------------------------------
Growth and Income
--------------------------------------------------------------------------------------------------------
Strong Balanced Fund               High total return consistent with reasonable risk over the long term.
--------------------------------------------------------------------------------------------------------
Strong Blue Chip Fund              Total return by investing for both income and capital growth.
--------------------------------------------------------------------------------------------------------
Strong Dividend Income Fund        Total return by investing for both income and capital growth.
--------------------------------------------------------------------------------------------------------
Strong Energy Fund                 Total return by investing for both capital growth and income.
--------------------------------------------------------------------------------------------------------
Strong Growth and Income Fund      High total return by investing for capital growth and income.
--------------------------------------------------------------------------------------------------------
Strong Large Company Growth Fund   Total return by investing for both income and capital growth.
--------------------------------------------------------------------------------------------------------
Strong Multi Cap Value Fund        Long-term capital growth. Current income is a secondary objective.
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Equity
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Strong Discovery Fund              Capital growth.
--------------------------------------------------------------------------------------------------------
Strong Dow 30 Value Fund           Capital growth.
--------------------------------------------------------------------------------------------------------
Strong Endeavor Fund               Capital growth.
--------------------------------------------------------------------------------------------------------
Strong Enterprise Fund             Capital growth.
--------------------------------------------------------------------------------------------------------
Strong Growth Fund                 Capital growth.
--------------------------------------------------------------------------------------------------------
Strong Growth 20 Fund              Capital growth.
--------------------------------------------------------------------------------------------------------
Strong Index 500 Fund              To replicate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the
                                   U.S. market for publicly traded common stocks composed of the larger capitalized companies.
--------------------------------------------------------------------------------------------------------
Strong Large Cap Core Fund         Capital growth.
--------------------------------------------------------------------------------------------------------
Strong Large Cap Growth Fund       Capital growth.
--------------------------------------------------------------------------------------------------------
Strong Mid Cap Disciplined Fund    Capital growth.
--------------------------------------------------------------------------------------------------------
Strong Opportunity Fund            Capital growth.
--------------------------------------------------------------------------------------------------------
Strong Small Company Value Fund    Capital growth.
--------------------------------------------------------------------------------------------------------
Strong Small/Mid Cap Value Fund    Capital growth.
--------------------------------------------------------------------------------------------------------
Strong Strategic Value Fund        Capital growth
--------------------------------------------------------------------------------------------------------
Strong Technology 100 Fund         Capital growth.
--------------------------------------------------------------------------------------------------------
Strong U.S. Emerging Growth Fund   Capital growth.
--------------------------------------------------------------------------------------------------------
Strong Value Fund                  Capital growth.
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Income
--------------------------------------------------------------------------------------------------------
Strong Corporate Bond Fund         Total return by investing for a high level of current income with a moderate degree of share-price fluctuation.
--------------------------------------------------------------------------------------------------------
Strong Corporate Income Fund       Total return by investing for a high level of current income.
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Strong Government Securities Fund  Total return by investing for a high level of current income with a moderate degree of share-price fluctuation.
--------------------------------------------------------------------------------------------------------
Strong High-Yield Bond Fund        Total return by investing for a high level of current income and capital growth.
--------------------------------------------------------------------------------------------------------
Strong Short-Term Bond Fund        Total return by investing for a high level of current income with a low degree of share-price fluctuation.
--------------------------------------------------------------------------------------------------------
Strong Short-Term High Yield Bond  Total return by investing for a high level of current income with a
Fund                               moderate degree of share-price fluctuation.
--------------------------------------------------------------------------------------------------------
Strong Short-Term Income Fund      Total return by investing for a high level of current income.
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
International Equity
--------------------------------------------------------------------------------------------------------
Strong Asia Pacific Fund           Capital growth.
--------------------------------------------------------------------------------------------------------
Strong Overseas Fund               Capital growth.
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Life Stage Series
--------------------------------------------------------------------------------------------------------
Strong Aggressive Portfolio        Capital growth.
--------------------------------------------------------------------------------------------------------
Strong Conservative Portfolio      Total return by investing primarily for income and secondarily for capital growth.
--------------------------------------------------------------------------------------------------------
Strong Moderate Portfolio          Total return by investing primarily for capital growth and secondarily for income.
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Money Market
--------------------------------------------------------------------------------------------------------
Strong Florida Municipal Money     Federal tax-exempt current income, a stable share price, and daily
Market Fund                        liquidity.
--------------------------------------------------------------------------------------------------------
Strong Heritage Money Fund         Current income, a stable share price, and daily liquidity.
--------------------------------------------------------------------------------------------------------
Strong Money Market Fund           Current income, a stable share price, and daily liquidity.
--------------------------------------------------------------------------------------------------------
Strong Municipal Money Market      Federal tax-exempt current income, a stable share-price, and daily
Fund                               liquidity.
--------------------------------------------------------------------------------------------------------
Strong Tax-Free Money Fund         Federal tax-exempt current income, a stable share-price, and daily liquidity.
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Municipal Income
--------------------------------------------------------------------------------------------------------
Strong High-Yield Municipal Bond   Total return by investing for a high level of federally tax-exempt
Fund                               current income.
--------------------------------------------------------------------------------------------------------
Strong Intermediate Municipal      Total return by investing for a high level of federally tax-exempt
Bond Fund                          current income.
--------------------------------------------------------------------------------------------------------
Strong Minnesota Tax-Free Fund     Total return by investing for a high level of current income that is exempt from federal and Minnesota personal income taxes.
--------------------------------------------------------------------------------------------------------
Strong Municipal Bond Fund         Total return by investing for a high level of federally tax-exempt current income with a moderate degree of share-price fluctuation.
--------------------------------------------------------------------------------------------------------
Strong Short-Term High Yield       Total return by investing for a high level of federally tax-exempt
Municipal Fund                     current income with a moderate degree of share-price fluctuation.
--------------------------------------------------------------------------------------------------------
Strong Short-Term Municipal Bond   Total return by investing for a high level of federally tax-exempt
Fund                               current income with a low degree of share-price fluctuation.
--------------------------------------------------------------------------------------------------------
Strong Wisconsin Tax-Free Fund     Total return by investing for a high level of current income that is exempt from federal and Wisconsin personal income taxes.
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Ultra Short
--------------------------------------------------------------------------------------------------------
Strong Ultra Short-Term Income     Current income with a very low degree of share-price fluctuation.
Fund
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Strong Ultra Short-Term Municipal  Federal tax-exempt current income with a very low degree of
Income Fund                        share-price fluctuation.
--------------------------------------------------------------------------------------------------------

Strong serves as investment advisor to several management investment companies, some of which fund variable annuity separate accounts of certain insurance companies.






Tying Time Frames to Your Goals. There are many issues to consider as you make your investment decisions, including your risk tolerance, investing experience, and asset allocations. You should start to organize your investments by learning to link your many financial goals to specific time frames. Then you can identify the appropriate types of investments to help meet your goals. As a general rule, the longer your time horizon, the more price fluctuation you will be able to tolerate in pursuit of higher returns. For that reason, many people with longer-term goals select stocks or long-term bonds, and many people with nearer-term goals select more conservative investments, such as, short-term bonds. Strong developed the following suggested holding periods to help our investors set realistic expectations for both the risk and reward potential of our funds. (See table below.) Of course, time is just one element to consider when making your investment decision.


                 Strong Funds Suggested Minimum Holding Periods

Under 1 Year                 1 or More Years             4 or More Years             5 or More Years
---------------------------  --------------------------  --------------------------  -----------------------------
Florida Municipal Money      Ultra Short-Term            Conservative Portfolio      Aggressive Portfolio
Market Fund                  Income Fund                 Corporate Bond Fund         Asia Pacific Fund
Heritage Money Fund          Ultra Short-Term Municipal  Corporate Income Fund       Balanced Fund
Money Market Fund            Income Fund                 Government Securities Fund  Blue Chip Fund
Municipal Money Market Fund                              High-Yield Bond Fund        Discovery Fund
Tax-Free Money Fund          2 or More Years             High-Yield Municipal        Dividend Income Fund
                             --------------------------  Bond Fund                   Dow 30 Value Fund
                             Short-Term Bond Fund        Intermediate Municipal      Endeavor Fund
                             Short-Term High Yield       Bond Fund                   Energy Fund
                             Bond Fund                   Minnesota Tax-Free Fund     Enterprise Fund
                             Short-Term High Yield       Municipal Bond Fund         Growth Fund
                             Municipal Fund              Wisconsin Tax-Free Fund     Growth 20 Fund
                             Short-Term Income Fund                                  Growth and Income Fund
                             Short-Term Municipal                                    Index 500 Fund
                             Bond Fund                                               Large Cap Core Fund
                                                                                     Large Cap Growth Fund
                                                                                     Large Company Growth Fund Mid
                                                                                     Cap Disciplined Fund
                                                                                     Moderate Portfolio
                                                                                     Multi Cap Value Fund
                                                                                     Opportunity Fund
                                                                                     Overseas Fund
                                                                                     Small Company Value Fund
                                                                                     Small/Mid Cap Value Fund
                                                                                     Strategic Value Fund
                                                                                     Technology 100 Fund
                                                                                     U.S. Emerging Growth Fund
                                                                                     Value Fund

                              INDEPENDENT AUDITORS
                              --------------------


PricewaterhouseCoopers, LLP ("PWC"), 333 Market Street, San Francisco, CA 64105, are the independent auditors of the Master Portfolio and the Fund, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.

                                  LEGAL COUNSEL
                                  -------------


Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, WI 53202, acts as legal counsel for the Fund.


                              FINANCIAL STATEMENTS
                              --------------------


The Annual Report for the Fund and the Master Investment Portfolio - S&P 500 Index Master Portfolio that is attached to this SAI contains the following audited financial information:

1.   Schedule of Investments.
2.   Statement of Operations.
3.   Statement of Assets and Liabilities.
4.   Statements of Changes in Net Assets.
5.   Notes to Financial Statements.
6.   Financial Highlights.
7.   Report of Independent Auditors.

                    APPENDIX A - DEFINITION OF CREDIT RATINGS

                     Standard & Poor's Issue Credit Ratings


A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.


                Standard & Poor's Long-Term Issue Credit Ratings


Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.   Nature of and provisions of the obligation; and

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA
An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)
The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c
The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p
The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*
Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r
The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.
Not rated.


                            Moody's Long-Term Ratings

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa
Obligations rated Aaa are judged to be of the highest quality with minimal credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, over very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal and interest

Moody's appends numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


                 Fitch Ratings ("Fitch") National Credit Ratings


For those countries with sub and low investment grade foreign and local currency sovereign ratings, and where there is demand for such ratings, Fitch will provide national ratings. The national rating scale is essentially a relative measure of creditworthiness, applicable only within the country concerned. Under this scale, an "AAA" long-term national rating will be assigned to the best risk within that country, which, in most, though not all, cases, will be the sovereign state. National ratings are identified by the addition of a special suffix for the country concerned, such as "AAA(arg)" for national ratings in Argentina.

Since both national and local currency ratings measure the credit risk associated with local currency issues, rating relativities will be consistent between the two scales. However, since national scales are designed to use the full range of rating notches available, a notch on the local currency scale will often be consistent with a range of notches on the national rating scale. And unlike local currency ratings, national ratings have little or no default history to draw on.

Users of national ratings should be aware that issuers and issues rated "AAA" may still represent significant investment risk, especially in countries with low sovereign ratings. They should also be aware that national ratings in countries with low local currency sovereign ratings may experience high volatility.


            Fitch Ratings ("Fitch") Long-Term National Credit Ratings


AAA (xxx)
'AAA' national ratings denote the highest rating assigned by Fitch in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

AA (xxx)
'AA' national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.

A (xxx)
'A' national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

BBB (xxx)
'BBB' national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.

BB (xxx)
'BB' national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B (xxx)
'B' national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.

CCC (xxx), CC (xxx), C (xxx)
These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

DDD (xxx), DD (xxx), D (xxx)
These categories of national ratings are assigned to entities or financial commitments which are currently in default.

A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, as above.

"+" or "-" may be appended to a national rating to denote relative status within a major rating categories. Such suffixes are not added to the 'AAA(xxx)' national rating category or to categories below 'CCC (xxx)'.


                               SHORT-TERM RATINGS

                Standard & Poor's Short-Term Issue Credit Ratings


A-1
A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C
A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


           Standard & Poor's Short-Term Municipal Issue Credit Ratings


A Standard & Poor's note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

..  Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and .. Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3
Speculative capacity to pay principal and interest.


                           Moody's Short-Term Ratings


Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations, to indicate the relative repayment ability of rated issuers:

Prime-1
..   Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

Prime-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

Prime-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.


           Fitch Ratings ("Fitch") National Short-Term Credit Ratings


F1 (xxx)
Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under Fitch's national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F2 (xxx)
Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3 (xxx)
Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B (xxx)
Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C (xxx)
Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D (xxx)
Indicates actual or imminent payment default.

A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, as above.

"+" or "-" may be appended to an F1(xxx) rating class to denote relative status within the category. In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, Fitch's national short-term rating definitions for F1+ (xxx), F1 (xxx), F2 (xxx) and F3 (xxx) may be substituted by the regulatory scales, e.g. A1+, A1, A2 and A3.

                            STRONG EQUITY FUNDS, INC.

                                     PART C
                                OTHER INFORMATION

Item 23. Exhibits

         No.      Description
         ---      -----------

         (a)      Articles of Incorporation effective August 1, 1996/(2)/
         (a.1)    Amendment to Articles of Incorporation effective October 24, 1996/(3)/
         (a.2)    Amendment to Articles of Incorporation effective April 7, 1997/(4)/
         (a.3)    Amendment to Articles of Incorporation effective June 4, 1997/(5)/
         (a.4)    Amendment to Articles of Incorporation effective December 10, 1997/(6)/
         (a.5)    Amendment to Articles of Incorporation effective May 4, 1998/(7)/
         (a.6)    Amendment to Articles of Incorporation effective September 14, 1998/(8)/
         (a.7)    Amendment to Articles of Incorporation effective December 15, 1998/(9)/
         (a.8)    Amendment to Articles of Incorporation effective February 2, 1999/(10)/
         (a.9)    Amendment to Articles of Incorporation effective December 13, 1999(/11)/
         (a.10)   Amendment to Articles of Incorporation dated February 17, 2000/(12)/
         (a.11)   Amendment to Articles of Incorporation dated November 30, 2000/(13)/
         (a.12)   Amendment to Articles of Incorporation effective May 1, 2001/(14)/
         (a.13)   Amendment to Articles of Incorporation effective December 27, 2001/(17)/
         (a.14)   Amendment to Articles of Incorporation effective July 22, 2002/(20)/
         (a.15)   Amendment to Articles of Incorporation effective August 2, 2002/(21)/
         (a.16)   Amendment to Articles of Incorporation effective December 6, 2002/(24)/
         (a.17)   Amendment to Articles of Incorporation effective June 30, 2003/(26)/
         (a.18)   Amendment to Articles of Incorporation effective September 30, 2003
         (b)      Bylaws dated October 20, 1995/(1)/
         (b.1)    Amendment to Bylaws dated May 1, 1998/(7)/
         (b.2)    Amendment to Bylaws dated April 5, 2001/(14)/
         (b.3)    Amendment to Bylaws dated March 1, 2002/(18)/
         (c)      Specimen Stock Certificate/(13)/
         (d)      Amended and Restated Investment Advisory Agreement (Excluding Index 500 Fund)/(16)/
         (d.1)    Amended and Restated Subadvisory Agreement (Value Fund)/(16)/
         (d.2)    Amended and Restated Subadvisory Agreement (U.S. Emerging Growth Fund)/(18)/
         (d.3)    Investment Subadvisory Agreement (Advisor Utilities and Energy Fund)/(20)/
         (d.4)    Expense Cap/Reimbursement Agreement (Advisor Large Company Core Fund and Large Company Growth Fund)/(22)/
         (e)      Distribution Agreement - Investor Class, Advisor Class, Institutional Class,
Class A, Class K, and Class Z Shares/(14)/
         (e.1)    Class B and Class C Shares Distribution Agreement/(14)/
         (e.2)    Dealer Agreement (Advisor Class Shares)/(12)/
         (e.3)    Mutual Fund Distribution and Shareholder Services Agreement/(13)/
         (e.4)    Services Agreement/(12)/
         (f)      Inapplicable
         (g)      Custodian and Remote Access Agreement (Excluding Index 500 Fund)/(15)/

         (g.1)    Custody Agreement (Index 500 Fund)/(4)/
         (h)      Amended and Restated Transfer and Dividend Disbursing Agent Agreement/(19)/
         (h.1)    Shareholder Servicing Agent Agreement (Index 500 Fund)/(25)/
         (h.2)    Investor Class Shares Administration Agreement/(17)/
         (h.3)    Advisor Class Shares Administration Agreement/(17)/
         (h.4)    Institutional Class Shares Administration Agreement/(17)/
         (h.5)    Class Z Shares Administration Agreement/(17)/
         (h.6)    Class A, B, and C Shares Administration Agreement(17)
         (h.7)    Class K Shares Administration Agreement/(21)/
         (h.8)    Third Party Feeder Fund Agreement (Index 500 Fund)/(4)/
         (i)      Opinion and Consent of Counsel (Value Fund Investor Class)/(1)/
         (i.1)    Opinion and Consent of Counsel (Index 500 Fund Investor Class)/(4)/
         (i.2)    Opinion and Consent of Counsel (Dow 30 Value Fund Investor Class)/(6)/
         (i.3)    Opinion and Consent of Counsel (Large Cap Core Fund Investor Class)/(7)/
         (i.4)    Opinion and Consent of Counsel (Mid Cap Disciplined Fund and U.S. Emerging Growth Fund Investor Class)/(9)/
         (i.5)    Opinion and Consent of Counsel (Technology 100 Fund Investor Class)/(11)/
         (i.6)    Opinion and Consent of Counsel (Enterprise Fund and Growth 20 Fund Investor and Advisor Class and Growth Fund
                  Investor, Advisor, and Institutional Class)/(12)/
         (i.7)    Opinion and Consent of Counsel (Advisor Mid Cap Growth Fund and Advisor Small Cap Value Fund Class A, B, C, and
                  Z)/(13)/
         (i.8)    Opinion and Consent of Counsel (Advisor Utilities and Energy Fund Class A, B, and C)/(20)/
         (i.9)    Opinion and Consent of Counsel (Enterprise Fund and Growth Fund Class K)/(21)/
         (i.10)   Opinion and Consent of Counsel (Advisor Large Company Core Fund Class A, B, C and K and Large Company Growth Fund
                  Investor Class)/(22)/
         (i.11)   Opinion and Consent of Counsel (Growth Fund Class C)/(24)/
         (i.12)   Opinion and Consent of Counsel (Enterprise Fund Institutional Class and Large Company Growth Fund Class K)/(26)/
         (i.13)   Opinion and Consent of Counsel (Small Cap Growth Fund)
         (j)      Inapplicable
         (k)      Inapplicable
         (l)      Stock Subscription Agreement
         (m)      Amended and Restated Rule 12b-1 Distribution Plan/(16)/
         (n)      Amended and Restated Rule 18f-3 Multiple Class Plan/(18)/
         (p)      Code of Ethics for Access Persons dated November 8, 2002/(23)/
         (p.1)    Code of Ethics for Non-Access Persons dated November 8, 2002/(23)/
         (p.2)    Subadvisor's Code of Ethics dated January 1999 (U.S. Emerging Growth Fund)/(14)/
         (p.3)    Subadvisor's Code of Ethics dated December 2000 (Value Fund)/(14)/
         (p.4)    Barclay's Code of Ethics dated December 11, 2000 (Index 500 Fund)/(14)/
         (p.5)    Master Investment Portfolio's Code of Ethics dated August 16, 2000 (Index 500 Fund)/(14)/
         (p.6)    Subadvisor's Code of Ethics (Advisor Utilities and Energy)/(20)/
         (q)      Power of Attorney dated June 27, 2003/(26)/
         (q.1)    Power of Attorney for the Master Investment Portfolio/(25)/
         (r)      Letter of Representation

--------------------------

(1) Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A filed on or about December 15, 1995.

(2) Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed on or about October 17, 1996.

(3) Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A filed on or about December 30, 1996.

(4) Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed on or about April 28, 1997.

(5) Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed on or about June 27, 1997.

(6) Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed on or about December 24, 1997.

(7) Incorporated herein by reference to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A filed on or about May 18, 1998.

(8) Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed on or about September 29, 1998.

(9) Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed on or about December 30, 1998.

(10) Incorporated herein by reference to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A filed on or about March 2, 1999.

(11) Incorporated herein by reference to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A filed on or about December 27, 1999.

(12) Incorporated herein by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A filed on or about February 22, 2000.

(13) Incorporated herein by reference to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A filed on or about November 29, 2000.

(14) Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A filed on or about April 27, 2001.

(15) Incorporated herein by reference to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A filed on or about June 29, 2001.

(16) Incorporated herein by reference to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A filed on or about August 3, 2001.

(17) Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A filed on or about December 27, 2001.

(18) Incorporated herein by reference to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A filed on or about April 29, 2002.

(19) Incorporated herein by reference to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A filed on or about May 6, 2002.

(20) Incorporated herein by reference to Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A filed on or about July 29 2002.

(21) Incorporated herein by reference to Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A filed on or about August 29, 2002.

(22) Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A filed on or about September 9, 2002.

(23) Incorporated herein by reference to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A filed on or about November 15, 2002.

(24) Incorporated herein by reference to Post-Effective Amendment No. 54 to the Registration Statement on Form N-1A filed on or about December 20, 2002.

(25) Incorporated herein by reference to Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A filed on or about April 30, 2003.

(26) Incorporated herein by reference to Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A filed on or about June 27, 2003.

Item 24. Persons Controlled by or under Common Control with Registrant

         Registrant neither controls any person nor is under common control with any other person.

Item 25. Indemnification

         Officers and directors of the Fund and Strong Financial Corporation and its subsidiaries, including the Fund's advisor and underwriter, are insured under a joint directors and officers/errors and omissions insurance policy underwritten by a group of insurance companies in the aggregate amount of $150,000,000, subject to certain deductions. The Funds and each director of the Funds who is not an "interested person" of the Funds or their advisor as defined in the Investment Company Act of 1940, as amended, ("Independent Director") have also entered into an indemnification agreement, which generally provides that each Fund shall, with certain exceptions, indemnify each Independent Director against all liability and expenses reasonably incurred or paid by the Independent Director in connection with any proceeding in which the Independent Director is involved by virtue of being a director of the Fund. In addition, pursuant to the authority of the Wisconsin Business Corporation Law ("WBCL"),
Article VII of Registrant's Bylaws provides as follows:

         ARTICLE VII. INDEMNIFICATION OF OFFICERS AND DIRECTORS

                      SECTION 7.01. Mandatory Indemnification. The Corporation shall indemnify, to the full extent permitted by the WBCL, as in effect from time to time, the persons described in Sections 180.0850 through
         180.0859 (or any successor provisions) of the WBCL or other provisions of the law of the State of Wisconsin relating to indemnification of directors and officers, as in effect from time to time. The indemnification afforded such persons by this section shall not be exclusive of other rights to which they may be entitled as a matter of law.

                      SECTION 7.02. Permissive Supplementary Benefits. The Corporation may, but shall not be required to, supplement the right of indemnification under Section 7.01 by (a) the purchase of insurance on behalf of any one or more of such persons, whether or not the Corporation would be obligated to indemnify such person under Section 7.01; (b) individual or group indemnification agreements with any one or more of such persons; and (c) advances for related expenses of such a person.

                      SECTION 7.03. Amendment. This Article VII may be amended or repealed only by a vote of the shareholders and not by a vote of the Board of Directors.

                      SECTION 7.04. Investment Company Act. In no event shall the Corporation indemnify any person hereunder in contravention of any provision of the Investment Company Act.

Item 26. Business and Other Connections of Investment Advisor

         Advisor Large Company Core, Advisor Mid Cap Growth, Advisor Small Cap Value, Dow 30 Value, Enterprise, Growth, Growth 20, Large Cap Core, Large Company Growth, Mid Cap Disciplined, Small Cap Growth, and Technology 100 Funds

         The information contained under "Who are the Funds' investment advisor and portfolio managers?" in the Prospectus and under "Directors and Officers," "Investment Advisor," and "Distributor" in the Statement of Additional Information is hereby incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

         Advisor Utilities and Energy, Value, and U.S. Emerging Growth Funds

         The information contained under "Who are the Funds' investment advisor and portfolio managers?" in the Prospectus and under "Directors and Officers," "Investment Advisor," "Investment Subadvisor," and "Distributor" in the Statement of Additional Information is hereby incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

         Index 500 Fund

         The information contained under "Who is the Fund's investment advisor?" in the Prospectus and under "Directors and Officers" "Investment Advisor," and "Distributor" in the Statement of Additional Information is hereby incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

Item 27. Principal Underwriters

         (a) Strong Investments, Inc., principal underwriter for Registrant, also serves as principal underwriter for Strong Advantage Fund, Inc.; Strong Asia Pacific Fund, Inc.; Strong Balanced Fund, Inc.; Strong Common Stock Fund, Inc.; Strong Conservative Equity Funds, Inc.; Strong Corporate Bond Fund, Inc.; Strong Discovery Fund, Inc.; Strong Equity Funds II, Inc.; Strong Government Securities Fund, Inc.; Strong Heritage Reserve Series, Inc.; Strong High-Yield Municipal Bond Fund, Inc.; Strong Income Funds, Inc.; Strong Income Funds II, Inc.; Strong Income Trust; Strong International Equity Funds, Inc.; Strong Large Cap Growth Fund, Inc.; Strong Life Stage Series, Inc.; Strong Money Market Fund, Inc.; Strong Municipal Bond Fund, Inc.; Strong Municipal Funds, Inc.; Strong Opportunity Fund, Inc.; Strong Opportunity Fund II, Inc.; Strong Short-Term Bond Fund, Inc.; Strong Short-Term Global Bond Fund, Inc.; Strong Short-Term Municipal Bond Fund, Inc.; and Strong Variable Insurance Funds, Inc.

         (b)

Name and Principal                  Positions and Offices              Positions and Offices
Business Address                    with Underwriter                   with Fund
----------------                    ----------------                   ---------
David A. Braaten                    Director and President             none
100 Heritage Reserve
Menomonee Falls, WI 53051

Anthony J. D'Amato                  Executive Vice President           none
100 Heritage Reserve
Menomonee Falls, WI 53051

Richard W. Smirl                    Secretary and                      Vice President and Secretary
100 Heritage Reserve                General Counsel
Menomonee Falls, WI 53051

Jahn Hanshaft                       Vice President                      none
100 Heritage Reserve
Menomonee Falls, WI 53051

Randy Henze                         Vice President                      none
100 Heritage Reserve
Menomonee Falls, WI 53051

Dana J. Russart                     Vice President                      none
100 Heritage Reserve
Menomonee Falls, WI 53051

Mark S. Georg                       Compliance Director                none
100 Heritage Reserve
Menomonee Falls, WI  53051

Thomas M. Zoeller                   Chief Financial Officer            Vice President
100 Heritage Reserve                and Treasurer
Menomonee Falls, WI  53051

Kevin J. Scott                      Assistant Treasurer                none
100 Heritage Reserve
Menomonee Falls, WI  53051

         (c)  None

Item 28. Location of Accounts and Records

         All accounts, books, or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant's Vice President and Secretary, Richard W. Smirl, at Registrant's corporate offices, 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051.

Item 29. Management Services

         All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30. Undertakings

         None

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the Village of Menomonee Falls, and State of Wisconsin as of the 30th day of April, 2004.

                                       STRONG EQUITY FUNDS, INC.
                                       (Registrant)

                                       BY: /s/ Richard W. Smirl
                                           -------------------------------------
                                           Richard W. Smirl, Vice President and
                                           Secretary

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and as of the date indicated.

                     Name                                      Title                              Dated As Of
                     ----                                      -----                              -----------
/s/ Thomas M. Zoeller                           Vice President (Principal Executive              April 30, 2004
-------------------------------------           Officer)
Thomas M. Zoeller


/s/ John W. Widmer                              Treasurer (Principal Financial and               April 30, 2004
-------------------------------------           Accounting Officer)
John W. Widmer

                                                Director                                         April 30, 2004
-------------------------------------
Willie D. Davis*


                                                Director                                         April 30, 2004
-------------------------------------
William F. Vogt*


                                                Director                                         April 30, 2004
-------------------------------------
Stanley Kritzik*

                                                Director                                         April 30, 2004
-------------------------------------
Neal Malicky*

                                                Director                                         April 30, 2004
-------------------------------------
Gordon B. Greer*

* Richard W. Smirl signs this document pursuant to the power of attorney filed with Post-Effective Amendment No. 57 the Registration Statement on Form N-1A.

                                         By:   /s/ Richard W. Smirl
                                             -----------------------------------
                                             Richard W. Smirl

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Strong Funds certifies that it meets all the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 60 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of San Francisco, State of California as of the 30th day of April, 2004.

                                      MASTER INVESTMENT PORTFOLIO
                                       S&P 500 INDEX MASTER PORTFOLIO

                                      By:   /s/ Michael A. Latham
                                          --------------------------------------
                                                               Michael A. Latham
                                                         Secretary and Treasurer
                                                   (Principal Financial Officer)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURES                                  TITLE                               DATED AS OF

                                            Chairman and President              April 30, 2004
________________________________________    (Principal Executive Officer)
Lee T. Kranefuss*                           and Trustee


/s/ Michael A. Latham                       Secretary and Treasurer             April 30, 2004
----------------------------------------    (Principal Financial Officer)
Michael A. Latham


                                            Trustee                             April 30, 2004
________________________________________
Mary G.F. Bitterman*


                                            Trustee                             April 30, 2004
________________________________________
Jack S. Euphrat*


                                            Trustee                             April 30, 2004
________________________________________
W. Rodney Hughes*


                                            Trustee                             April 30, 2004
________________________________________
Richard K. Lyons*

                                            Trustee                             April 30, 2004
________________________________________
Leo Soong*


                                            By:    /s/ Michael A. Latham
                                                 --------------------------------------------
                                                   Michael A. Latham
                                                   Attorney-in-Fact


* Michael A. Latham signs this document pursuant to the power of attorney filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A.

                                  EXHIBIT INDEX

                                                                    EDGAR
  Exhibit No.                                Exhibit             Exhibit No.
  -----------                                -------             -----------
(j)  Consent of Independent Auditors                            EX-99.j
(r)  Letter of Representation                                   EX-99.r